STATEMENT OF ADDITIONAL INFORMATION
TRANSAMERICA VARIABLE ANNUITY SERIES
Issued through
Transamerica Life Insurance Company Separate Account VA B (EST. 1/19/1990) 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001 (800)525-6205 www.transamerica.com	Transamerica Financial Life Insurance Company Separate Account VA BNY (EST. 9/27/1994) 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001 (800)525-6205 www.transamerica.com
This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Transamerica Variable Annuity Series offered by Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company (“us,” “we”, “our” or “Company”). You may obtain a copy of the current prospectus, dated May 1, 2020, by calling (800) 525-6205, or write us at the addresses listed above. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information.
This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and the underlying fund portfolios.
Dated: May 1, 2020

ii

GLOSSARY OF TERMS
Accumulation Unit—An accounting unit of measure used in calculating the Policy Value in the Separate Account before the Annuity Commencement Date.
Adjusted Policy Value—The Policy Value increased or decreased by any Excess Interest Adjustment.
Administrative Office—Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800)525-6205.
Annuitant - The person on whose life any annuity payments involving life contingencies will be based.
Annuity Commencement Date - The date upon which annuity payments are to commence. This date may not be later than the last day of the policy month following the month in which the Annuitant attains age 99 (earlier if required by state law).
Annuity Payment Option - A method of receiving a stream of annuity payments selected by the Owner.
Annuity Unit—An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.
Assumed Investment Return or AIR—The annual effective rate shown in the contract that is used in the calculation of each variable annuity payment.
Beneficiary(ies)—The person(s) who has the right to the death benefit as set forth in the policy.
Cash Value - The adjusted policy value less any applicable surrender charge and rider fees (imposed upon surrender).
Code—The Internal Revenue Code of 1986, as amended.
Enrollment Form—A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.
Excess Interest Adjustment—A positive or negative adjustment to amounts paid out or transferred from the Fixed Account Guaranteed Period Options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by us since the date any payment was received by, or an amount was transferred to, the Guaranteed Period Option. The Excess Interest Adjustment can either decrease or increase the amount to be received by the Owner upon withdrawals, surrenders or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively. The Excess Interest Adjustment will not decrease the interest credited to Your policy below the guaranteed minimum. The excess interest adjustment does not apply to policies issued in New York by Transamerica Financial Life Insurance Company.
Excess Partial Surrender—The portion of a partial surrender (surrender) that exceeds the free amount.
Fixed Account—One or more Guaranteed Period Options under the policy that are part of our general assets and are not in the Separate Account.
Guaranteed Lifetime Withdrawal Benefit - Any optional benefit under the policy that provides a guaranteed minimum withdrawal benefit, including the Guaranteed Principal SolutionSM rider, the Retirement Income Max® rider, the Retirement Income Choice® 1.6 rider and the Transamerica Income Edge rider.
Guaranteed Period Options—The various guaranteed interest rate periods of the Fixed Account which we may offer and into which Premium Payments may be paid or amounts transferred when available.
Market Day - A day when the New York Stock Exchange is open for business.
Nonqualified Policy—A policy other than a Qualified Policy.
Owner (You, Your) - The person who may exercise all rights and privileges under the policy.
Policy Date - The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.
Policy Value—On or before the Annuity Commencement Date, the Policy Value is equal to the Owner's:
•	Premium Payments; minus
•	gross withdrawals (withdrawals plus the surrender charge on the portion of the requested withdrawal that is subject to the surrender charge plus or minus any excess interest adjustment plus taxes (on the withdrawal)); plus
•	interest credited in the Fixed Account; plus
•	accumulated gains in the Separate Account; minus
•	accumulated losses in the Separate Account; minus

•	Service Charges, rider fees, premium taxes, transfer fees, and other charges, if any.
Policy Year - A Policy Year begins on the Policy Date and on each anniversary thereafter.
Premium Payment—An amount paid to us by the Owner or on the Owner's behalf as consideration for the benefits provided by the policy.
Qualified Policy—A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.
Separate Account - Separate Account VA B and Separate Account VA BNY, Separate Accounts established and registered as unit investment trusts under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.
Separate Account Value - The portion of the Policy Value that is invested in the Separate Account.
Service Charge—An annual charge on each policy anniversary (and a charge at the time of surrender during any Policy Year) for policy maintenance and related administrative expenses.
Subaccount - A subdivision within the Separate Account, the assets of which are invested in a specified underlying fund portfolio.
Surrender Charge—A percentage of each Premium Payment that depends upon the length of time from the date of each Premium Payment. The Surrender Charge is assessed on full or partial surrenders from the policy. A Surrender Charge may also be referred to as a “contingent deferred sales charge” or a “contingent deferred sales load.”
Surrender Charge Free Amount - The amount that can be withdrawn each Policy Year without incurring any Surrender Charges. Please see “EXPENSES – Surrender Charges” for more explanation.
Valuation Period - The period of time from one determination of Accumulation Unit values and Annuity Unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each Business Day.
Variable Annuity Payments—Payments made pursuant to an Annuity Payment Option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified Subaccounts within the Separate Account.
Written Notice—Written Notice, signed by the Owner, that gives us the information we require and is received in good order at the Administrative Office. For some transactions, we may accept an electronic notice or telephone instructions. Such electronic notice must meet the requirements for good order that we establish for such notices.

In order to supplement the description in the prospectus, the following provides additional information about us and the policy, which may be of interest to a prospective purchaser.
THE POLICY—GENERAL PROVISIONS
Owner
The policy shall belong to the Owner upon issuance of the policy after completion of an Enrollment Form and delivery of the initial Premium Payment. While the Annuitant is living, the Owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with our consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable Beneficiary; and of Your spouse in a community or marital property state.
Unless we have been notified of a community or marital property interest in the policy, we will rely on our good faith belief that no such interest exists and will assume no responsibility for inquiry.
Note carefully. If the Owner predeceases the Annuitant and no joint Owner, primary Beneficiary, or contingent Beneficiary is alive or in existence on the date of death, the Owner's estate will become the new Owner. If no probate estate is opened because the Owner has precluded the opening of a probate estate by means of a trust or other instrument, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy.
The Owner may change the ownership of the policy in a Written Notice. When this change takes effect, all rights of ownership in the policy will pass to the new Owner. A change of ownership may have tax consequences.
When there is a change of Owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the Owner signs the Written Notice, subject to any payment we have made or action we have taken before recording the change. Changing the Owner does not change the designation of the Beneficiary or the Annuitant.
Entire Contract
The entire contract consists of the policy and any application, endorsements and riders. If any portion of the policy or rider attached thereto shall be found to be invalid, unenforceable or illegal, the remainder shall not in any way be affected or impaired thereby, but shall have the same force and effect as if the invalid, unenforceable or illegal portion had not been inserted.
Misstatement of Age or Sex
During the Accumulation Phase. If the age of any person whose life or age a benefit provided under a guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that guaranteed benefit at the correct age, (i) the benefit will be rescinded; and (ii) any charges that were deducted for the benefit will be refunded and applied to the total account value of the policy.
We reserve the right to terminate the contract at any time if we discover a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the policy.
After the Annuity Commencement Date. We may require proof of the Annuitant’s or Owner’s age and/or sex before any payments associated with any benefits are made. If the age or sex of the Annuitant and/or Owner has been misstated, we will change the payment associated with any benefits payable to that which the Premium Payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by us shall be paid in full with the next payment due such person, Beneficiary, or payee. The dollar amount of any overpayment made by us due to any misstatement shall be deducted from payments subsequently accruing to such person or Beneficiary. Any underpayment or overpayment will include interest specified in Your policy, from the date of the wrong payment to the date of the adjustment. The age of the Annuitant or Owner may be established at any time by the submission of proof satisfactory to us.
Reallocation of Annuity Units After the Annuity Commencement Date
After the Annuity Commencement Date, You may reallocate the value of a designated number of Annuity Units of a Subaccount then credited to a policy into an equal value of Annuity Units of one or more other Subaccounts or the Fixed Account. The reallocation shall be based on the relative value of the Annuity Units of the account(s) or Subaccount(s) at the end of the market Day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the Annuity Units in the account or Subaccount from which the transfer is being made. If the monthly income of the

Annuity Units remaining in an account or Subaccount after a reallocation is less than $10, we reserve the right to include the value of those Annuity Units as part of the transfer. The request must be in writing to our Administrative Office. There is no charge assessed in connection with such reallocation. A reallocation of Annuity Units may be made up to four times in any given Policy Year.
After the Annuity Commencement Date, no transfers may be made from the Fixed Account to the Separate Account.
Annuity Payment Options
During the lifetime of the Annuitant and before the Annuity Commencement Date, the Owner may choose an Annuity Payment Option or change the election, but notice of any election or change of election must be received by us in good order at least thirty (30) days before the Annuity Commencement Date (elections less than 30 days require prior approval). If no election is made before the Annuity Commencement Date, annuity payments will be made under life income with variable payments for 10 years certain using the existing policy value of the separate account. The default options may be restricted with respect to Qualified Policies.
The person who elects an Annuity Payment Option can also name one or more Beneficiaries to receive any unpaid, guaranteed amount at the death of the Annuitant. Naming these Beneficiaries cancels any prior choice of a Beneficiary.
A payee who did not elect the Annuity Payment Option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.
Adjusted Age. For the Life Income and Joint and Survivor Annuity Payment Options, the adjusted age is the Annuitant's actual age nearest birthday, on the Annuity Commencement Date, adjusted as described in Your policy. This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.
Variable Payment Options. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. For annuity payments the tables are based on a 3% effective annual AIR and the “Annuity 2000” (male, female and unisex if required by law) mortality table projected for improvement using projection scale G. The rates were projected dynamically using an assumed annuity commencement date of 2020. the “Annuity 2000” mortality rates are adjusted based on improvements in mortality to more appropriately reflect increased longevity. The dollar amount of additional Variable Annuity Payments will vary based on the investment performance of the Subaccount(s) of the Separate Account selected by the Annuitant or Beneficiary. For certain Qualified Policies the use of unisex mortality tables may be required.
Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed under state and Federal law) and adjusted age of the Annuitant.
Determination of Additional Variable Payments. All Variable Annuity Payments other than the first are calculated using Annuity Units which are credited to the policy. The number of Annuity Units to be credited in respect of a particular Subaccount is determined by dividing that portion of the first variable annuity payment attributable to that Subaccount by the Annuity Unit value of that Subaccount on the Annuity Commencement Date. The number of Annuity Units of each particular Subaccount credited to the policy then remains fixed, assuming no transfers to or from that Subaccount occur. The dollar value of variable Annuity Units in the chosen Subaccount will increase or decrease reflecting the investment experience of the chosen Subaccount. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant. This amount is equal to the sum of the amounts determined by multiplying the number of Annuity Units of each particular Subaccount credited to the policy by the Annuity Unit value for the particular Subaccount on the date the payment is made.
Death Benefit
Due proof of death of the Annuitant is proof that the Annuitant died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us will constitute due proof of death. If the Annuitant dies after the Annuity Commencement Date, no death benefit is payable and the amount payable will depend on the annuity income option.
Upon receipt in good order of this proof and an election of a method of settlement, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the Beneficiary(ies) to make the payment. The death benefit may be paid as a lump sum, as annuity payments or as otherwise permitted by the Company in accordance with applicable law, unless a settlement agreement is effective at the death of the Owner preventing such election.
If an Owner is not an Annuitant, and dies prior to the Annuity Commencement Date, the new Owner may surrender the policy at any time for the amount of the Cash Value. If the new Owner is not the deceased Owner's spouse, the Cash Value must be distributed within five years after the date of the deceased Owner's death, or be used to provide payments to a designated Beneficiary within one year of such Owner’s death that will be made for life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the sole new Owner is the deceased Owner's surviving spouse, such spouse may elect to continue the policy as the new Owner instead of receiving the death benefit.
Beneficiary. The Beneficiary designation in the Enrollment Form will remain in effect until changed. The Owner may change the designated Beneficiary by sending us Written Notice. The Beneficiary's consent to such change is not required unless the Beneficiary was irrevocably designated or law requires consent. If an irrevocable Beneficiary dies, the Owner may then designate a new Beneficiary. The change will take effect as of the date the Owner signs the Written Notice, whether or not the Owner is living when we receive the notice. We will not be liable for any payment made before the Written Notice is received. If more than one Beneficiary is designated, and the Owner fails to specify their interests, they will share equally. If upon the death of the Annuitant there is a surviving Owner(s), the surviving Owner(s) automatically takes the place of any Beneficiary designation.
Death of Owner
Federal tax law requires that if any Owner (including any joint Owner who has become a current Owner) dies before the Annuity Commencement Date, then the entire value of the policy must generally be distributed within five years of the date of death of such Owner. Certain rules apply where (1) the spouse of the deceased Owner is the sole Beneficiary, (2) the Owner is not a natural person and the primary Annuitant dies or is changed, or (3) any Owner dies after the Annuity Commencement Date. See the TAX INFORMATION section in the prospectus for more information about these rules. Other rules may apply to Qualified Policies.
Assignment
During the lifetime of the Annuitant You may assign any rights or benefits provided by the policy if Your policy is a Nonqualified Policy. An assignment will not be binding on us until a copy has been filed at our Administrative Office. Your rights and benefits and those of the Beneficiary are subject to the rights of the assignee. We assume no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.
Unless You so direct by filing Written Notice with us, no Beneficiary may assign any payments under the policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any Beneficiary's creditors.
Ownership under Qualified Policies is restricted to comply with the Code.
Evidence of Survival
We reserve the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until we receive such evidence.
Non-Participating
The policy will not share in our surplus earnings; no dividends will be paid.
Amendments
No change in the policy is valid unless made in writing by us and approved by one of our officers. No registered representative has authority to change or waive any provision of the policy.
We reserve the right to amend the policies to meet the requirements of the Code, regulations or published rulings. You can refuse such a change by giving Written Notice, but a refusal may result in adverse tax consequences.
Employee and Agent Purchases
The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their immediate family, or by an officer, director, trustee or bona-fide full-time employee of ours or our affiliated companies or their immediate family. In such a case, we may, at our sole discretion, credit an amount equal to a percentage of each Premium Payment to the policy due to lower acquisition costs we experience on those purchases. We may offer certain employer sponsored savings plans, reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any Owner.

INVESTMENT EXPERIENCE
A “net investment factor” is used to determine the value of Accumulation Units and Annuity Units, and to determine annuity payment rates.
Accumulation Units
Allocations of a Premium Payment directed to a Subaccount are credited in the form of Accumulation Units. Each Subaccount has a distinct Accumulation Unit value. The number of units credited is determined by dividing the Premium Payment or amount transferred to the Subaccount by the Accumulation Unit value of the Subaccount as of the end of the Valuation Period during which the allocation is made. For each Subaccount, the Accumulation Unit value for a given market Day is based on the net asset value of a share of the corresponding portfolio of the underlying fund portfolios less any applicable charges or fees. The investment performance of the portfolio, expenses, and deductions of certain charges affect the value of an Accumulation Unit.
Upon allocation to the selected Subaccount, Premium Payments are converted into Accumulation Units of the Subaccount. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount as next determined after the Premium Payment is received at the Administrative Office or, in the case of the initial Premium Payment, when the Enrollment Form is completed, whichever is later. The value of an Accumulation Unit for each Subaccount was arbitrarily established at $10 at the inception of each Subaccount. Thereafter, the value of an Accumulation Unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.
An index (the “net investment factor”) which measures the investment performance of a Subaccount during a Valuation Period, is used to determine the value of an Accumulation Unit for the next subsequent Valuation Period. The net investment factor may be greater or less than or equal to one; therefore, the value of an Accumulation Unit may increase, decrease, or remain the same from one Valuation Period to the next. You bear this investment risk. The net investment performance of a Subaccount and deduction of certain charges affect the Accumulation Unit value.
The net investment factor for any Subaccount for any Valuation Period is determined by dividing (A + B - C) by (D) and subtracting (E) from the result, where the net result of:
A	the net asset value per share of the shares held in the Subaccount determined at the end of the current Valuation Period, plus
B	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the Subaccount if the ex-dividend date occurs during the current Valuation Period, plus or minus
C	a per share credit or charge for any taxes determined by us to have resulted during the Valuation Period from the investment operations of the Subaccount;
D	is the net asset value per share of the shares held in the Subaccount determined as of the end of the immediately preceding Valuation Period; and
E	is an amount representing the Separate Account charge and any optional benefit fees, if applicable.
Illustration of Separate Account Accumulation Unit Value Calculations
Formula and Illustration for Determining the Net Investment Factor
Net Investment Factor =	(A + B - C)	- E
D

Where:
A =	The net asset value of an underlying fund portfolio share at of the end of the current Valuation Period.
Assume A = $11.57
B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period.
Assume B = 0
C =	The per share charge or credit for any taxes reserved for at the end of the current Valuation Period.
Assume C = 0
D =	The net asset value of an underlying fund portfolio share at of the end of the immediately preceding Valuation Period.
Assume D = $11.40
E =	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees, if applicable. Assume E total 1.50% on an annual basis; On a daily basis, this equals 0.000041096.

Then, the net investment factor =	(11.57 + 0 – 0)	- 0.000041096 = Z = 1.014871185
(11.40)
Formula for Determining Accumulation Unit Value
Accumulation Unit Value = A * B
Where:
A =	The Accumulation Unit value for the immediately preceding Valuation Period.
Assume A = $X
B =	The net investment factor for the current Valuation Period.
Assume B = Y
Then, the Accumulation Unit value = $X * Y = $Z
Annuity Unit Value and Annuity Payment Rates
The amount of Variable Annuity Payments will vary with Annuity Unit values. Annuity unit values rise if the net investment performance of the Subaccount exceeds the Assumed Investment Return of 3% annually. Conversely, Annuity Unit values fall if the net investment performance of the Subaccount is less than the annual Assumed Investment Return. The value of a variable Annuity Unit in each Subaccount was established at $10 on the date operations began for that Subaccount. The value of a variable Annuity Unit on any subsequent Business Day is equal to A multiplied by B multiplied by C, where:
A	is the variable Annuity Unit value for the Subaccount on the immediately preceding market Day;
B	is the net investment factor for that Subaccount for the Valuation Period; and
C	is the Assumed Investment Return adjustment factor for the Valuation Period.
The Assumed Investment Return adjustment factor for the Valuation Period is the product of discount factors of .99986634 per day to recognize the 3% effective annual AIR. The Valuation Period is the period from the close of the immediately preceding market Day to the close of the current market Day.
The net investment factor for the policy used to calculate the value of a variable Annuity Unit in each Subaccount for the Valuation Period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:
(i)	is the result of:
(1)	the net asset value of a fund share held in that Subaccount determined at the end of the current Valuation Period; plus
(2)	the per share amount of any dividend or capital gain distributions made by the fund for shares held in that Subaccount if the ex-dividend date occurs during the Valuation Period; plus or minus
(3)	a per share charge or credit for any taxes reserved for, which we determine to have resulted from the investment operations of the Subaccount.
(ii)	is the net asset value of a fund share held in that Subaccount determined as of the end of the immediately preceding Valuation Period.
(iii)	is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 1.25% of the daily net asset value of shares held in that Subaccount.
The dollar amount of subsequent Variable Annuity Payments will depend upon changes in applicable Annuity Unit values.
The annuity payment rates generally vary according to the annuity option elected and the gender and adjusted age of the Annuitant at the Annuity Commencement Date. The policy contains a table for determining the adjusted age of the Annuitant.

Calculations for Annuity Unit
Value and Variable Annuity Payments
Formula for Determining Annuity Unit Value
Annuity Unit Value = A * B * C
Where:
A =	Annuity Unit value for the immediately preceding Valuation Period.
Assume A = $X
B =	Net investment factor for the Valuation Period for which the annuity value is being calculated.
Assume B = Y
C =	A factor to neutralize the annual Assumed Investment Return of 3% built into the Annuity Tables used.
Assume C = Z
Then, the Annuity Unit value is: $X * Y * Z = $Q
Formula for Determining Amount of
First Monthly Variable Annuity Payment
First monthly variable annuity payment =	A * B
$1,000

Where:
A =	The Adjusted Policy Value as of the Annuity Commencement Date.
Assume A = $X
B =	The annuity purchase rate per $1,000 of Adjusted Policy Value based upon the option selected, the sex and adjusted age of the Annuitant according to the tables contained in the policy.
Assume B = $Y

Then, the first monthly variable annuity payment =	$X * $Y	= $Z
1,000
Formula for Determining the Number of Annuity Units
Represented by Each Monthly Variable Annuity Payment
Number of Annuity Units =	A
B

Where:
A =	The dollar amount of the first monthly variable annuity payment.
Assume A = $X
B =	The Annuity Unit value for the valuation date on which the first monthly payment is due.
Assume B = $Y

Then, the number of Annuity Units =	$X	= Z
$Y
PERFORMANCE
We periodically advertise performance of the various Subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of non-standard performance. First, we may calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, surrender charges, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures may also include or exclude surrender charges. These figures may also reflect any applicable premium enhancement.
Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of Subaccount operations). These figures should not be interpreted to reflect actual historical performance of the Subaccounts.
Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.
HISTORICAL PERFORMANCE DATA
Money Market Yields
We may from time to time disclose the current annualized yield of the money market Subaccount, which invests in the corresponding money market portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the corresponding money market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the money market Subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges and (ii) the mortality and expense risk fee. Current yield will be calculated according to the following formula.
Current Yield = ((NCS * ES)/UV) * (365/7)
Where:
NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 Subaccount unit.
ES	=	Per unit expenses of the Subaccount for the 7-day period.
UV	=	The unit value on the first day of the 7-day period.
Because of the charges and deductions imposed under a policy, the yield for the money market Subaccount will be lower than the yield for the corresponding money market portfolio. The yield calculations do not reflect the effect of any premium taxes. The yield calculations also do not reflect surrender charges that may be applicable to a particular policy. Surrender charges range from 9% to 0% (depending on which share class you select) of the amount of premium payments surrendered based on the number of years since the premium payment was made. Surrender charges are based on the number of years since the date of the premium payment was made, not the policy value issue date.

We may also disclose the effective yield of the money market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula.
Effective Yield = (1 + ((NCS - ES)/UV))365/7 - 1
Where:
NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of one Subaccount unit.
ES	=	Per unit expenses of the Subaccount for the 7-day period.
UV	=	The unit value on the first day of the 7-day period.
The yield on amounts held in the money market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The money market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the corresponding money market portfolio, the types and quality of portfolio securities held by the corresponding money market portfolio and its operating expenses.
Total Returns
We may from time to time also advertise or disclose total returns for one or more of the Subaccounts for various periods of time. One of the periods of time will include the period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.
Total returns will be calculated using Subaccount unit values which we calculate on each Market Day based on the performance of the Separate Account's underlying fund portfolio and the deductions for the mortality and expense risk fee and the administrative charges. Total return calculations will reflect the effect of surrender charges that may be applicable to a particular period. The total return will then be calculated according to the following formula.
P (1 + T)N = ERV
Where:
T	=	The average annual total return net of Subaccount recurring charges.
ERV	=	The ending redeemable value of the hypothetical account at the end of the period.
P	=	A hypothetical initial payment of $1,000.
N	=	The number of years in the period.
Other Performance Data
We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above.
We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formulaexcept that the surrender charge percentage will be assumed to be 0%
CTR = (ERV / P)-1
Where:
CTR	=	The cumulative total return net of Subaccount recurring charges for the period.
ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.
P	=	A hypothetical initial payment of $1,000.
All non-standard performance data will only be advertised if the standard performance data is also disclosed.

Adjusted Historical Performance Data
From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date a particular Subaccount commenced operations. Such performance information for the Subaccounts will be calculated based on the performance of the various portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of policy charges that are currently in effect.
PUBLISHED RATINGS
We may from time to time publish in advertisements, sales literature and reports to Wwners, the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's Insurance Ratings Services, Moody's Investors Service and Fitch Financial Ratings. The purpose of the ratings is to reflect our financial strength. The ratings should not be considered as bearing on the investment performance of assets held in the Separate Account or of the safety or riskiness of an investment in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, these ratings may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms.
STATE REGULATION OF US
We are subject to the laws of jurisdiction governing insurance companies and to regulation by the jurisdiction Department of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine our contract liabilities and reserves so that the Department may determine the items are correct. Our books and accounts are subject to review by the Department of Insurance at all times, and a full examination of our operations are conducted periodically by the National Association of Insurance Commissioners. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which it may operate.
ADMINISTRATION
We perform administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.
RECORDS AND REPORTS
We will maintain all records and accounts relating to the Separate Account. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, we will mail to all Owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from Your checking account, or regular annuity payments we send to You) You may only receive quarterly confirmations.
DISTRIBUTION OF THE POLICIES
We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (“TCI”), for the distribution and sale of the policies. We may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies (e.g., commissions payable to selling firms selling the Policies, as described below).
TCI's home office is located at 1801 California St. Suite 5200 Denver, Colorado 80202. TCI is an indirect, wholly owned subsidiary of Aegon USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of Financial Industry Regulatory Authority (“FINRA”). TCI is not a member of the Securities Investor Protection Corporation.
We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering. The policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales representatives with these selling firms are appointed as our insurance agents.

We and our affiliates provide paid-in capital to TCI and pay for TCI's operating and other expenses, including overhead, legal and accounting fees. We also pay TCI an “override” payment based on the pricing of the product which becomes part of TCI's assets. In addition, we pay commission to TCI for policy sales; these commissions are passed through to the selling firms with TCI not retaining any portion of the commissions. During fiscal year 2019, and 2018 and 2017 the amounts paid to TCI in connection with all policies sold through the Transamerica Life Insurance Company separate account were $74,582,731, $71,830,337 and $138,435,541,. During fiscal year 2019, and 2018 and 2017 the amounts paid to TCI in connection with all policies sold through Transamerica Financial Life Insurance Company separate account were $21,740,383, $20,350,014 and $17,632,722.
We and/or TCI or another affiliate may pay certain selling firms additional cash amounts for: (1) marketing allowances, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interests for such firms or its sales representatives.
VOTING RIGHTS
To the extent required by law, we will vote the underlying fund portfolios' shares held by the Separate Account at regular and special shareholder meetings of the underlying fund portfolios in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying fund portfolios hold regular annual shareholder meetings. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we will determine that it is permitted to vote the underlying fund portfolios shares in its own right, it may elect to do so.
Before the Annuity Commencement Date, You hold the voting interest in the selected portfolios. The number of votes that You have the right to instruct will be calculated separately for each Subaccount. The number of votes that You have the right to instruct for a particular Subaccount will be determined by dividing Your Policy Value in the Subaccount by the net asset value per share of the corresponding portfolio in which the Subaccount invests. Fractional shares will be counted.
After the Annuity Commencement Date, You have the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the policy decrease. The person's number of votes will be determined by dividing the reserve for the policy allocated to the applicable Subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.
The number of votes that You have the right to instruct will be determined as of the date established by the underlying fund portfolio for determining shareholders eligible to vote at the meeting of the underlying fund portfolio. We will solicit voting instructions by sending You, or other persons entitled to vote, requests for instructions prior to that meeting in accordance with procedures established by the underlying fund portfolio. Portfolio shares as to which no timely instructions are received, and shares held by us in which You, or other persons entitled to vote have no beneficial interest, will be voted in proportion to the voting instructions that are received with respect to all policies participating in the same Subaccount.
Each person having a voting interest in a Subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.
OTHER PRODUCTS
We make other variable annuity policies available that may also be funded through the Separate Account. These variable annuity policies may have different features, such as different investment choices or charges.
CUSTODY OF ASSETS
We hold assets of each of the Subaccounts. The assets of each of the Subaccounts are segregated and held separate and apart from the assets of the other Subaccounts and from our general account assets. We maintain records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the Subaccounts. Additional protection for the assets of the Separate Account is afforded by our fidelity bond, presently in the amount of $5,000,000, covering the acts of our officers and employees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of the Separate Account VA B and Separate Account VA BNY as of December 31, 2019 and for the years ended December 31, 2019 and 2018, and the statutory-basis financial statements and schedules of Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
OTHER INFORMATION
A registration statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the policies discussed in this SAI. Not all of the information set forth in the registration statement and the amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.
FINANCIAL STATEMENTS
Separate Account
The values of your interest in the separate account will be affected solely by the investment results of the selected subaccount(s). Financial statements of certain subaccounts of Separate Account VA B and Separate Account VA BNY, which are available for investment by Transamerica Variable Annuity Series policy owners, are contained herein. The statutory-basis financial statements and schedules of Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, which are included in this SAI, should be considered only as bearing on the ability of us to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.

APPENDIX
CONDENSED FINANCIAL INFORMATION
The following tables list the accumulation unit values and the number of accumulation units outstanding for the total separate account expenses listed therein (including any applicable fund facilitation fees) for each subaccount available on December 31, 2019.
B-Share
Separate Account Expense 2.00%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.754084 $12.840085 $11.351436 $11.109585 $11.211641 $10.700276 $10.000000	$13.591350 $11.754084 $12.840085 $11.351436 $11.109585 $11.211641 $10.700276	867.517 867.634 867.744 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
AB Growth and Income Portfolio - Class B Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$14.879218 $16.123955 $13.869339 $12.738505 $12.813021 $11.960652 $10.000000	$18.028259 $14.879218 $16.123955 $13.869339 $12.738505 $12.813021 $11.960652	1,209.997 5,611.267 5,690.067 6,866.873 6,424.944 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
American Funds - Asset Allocation FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.880175 $13.817845 $12.164015 $11.375752 $11.479805 $11.145519 $10.000000	$15.259873 $12.880175 $13.817845 $12.164015 $11.375752 $11.479805 $11.145519	6,540.686 3,515.987 16,060.536 6,577.298 5,663.634 11,907.910 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
American Funds - Bond FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.512625 $9.805075 $9.677889 $9.619219 $9.816105 $9.540899 $10.000000	$10.166309 $9.512625 $9.805075 $9.677889 $9.619219 $9.816105 $9.540899	892.667 1,968.460 2,315.813 2,753.438 75.330 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
American Funds - Growth FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.053148 $17.495471 $13.953462 $13.039953 $12.486969 $11.775513 $10.000000	$21.794085 $17.053148 $17.495471 $13.953462 $13.039953 $12.486969 $11.775513	7,199.374 2,703.956 4,991.421 3,818.213 1,730.216 1,587.796 363.553	296.669 377.405 511.962 578.696 0.000 0.000 0.000
American Funds - Growth-Income FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.927492 $16.596783 $13.875894 $12.731033 $12.840468 $11.876212 $10.000000	$19.633693 $15.927492 $16.596783 $13.875894 $12.731033 $12.840468 $11.876212	1,371.111 4,151.241 6,342.683 4,736.624 4,029.143 1,202.372 220.186	299.581 381.109 516.986 584.374 0.000 0.000 0.000
American Funds - International FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.035263 $13.001045 $10.066536 $9.948674 $10.662829 $11.208331 $10.000000	$13.252104 $11.035263 $13.001045 $10.066536 $9.948674 $10.662829 $11.208331	3,359.975 0.000 1,356.263 226.348 227.409 303.330 304.826	0.000 0.000 0.000 0.000 0.000 0.000 0.000

B-Share —  (Continued)
Separate Account Expense 2.00%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.111441 $13.999539 $12.299288 $11.728514 $11.922483 $11.055665 $10.000000	$15.951121 $13.111441 $13.999539 $12.299288 $11.728514 $11.922483 $11.055665	8,766.326 5,873.064 10,369.927 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
Fidelity ® VIP Contrafund® Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$14.764239 $16.135679 $13.538075 $12.819798 $13.024664 $11.900768 $10.000000	$18.998031 $14.764239 $16.135679 $13.538075 $12.819798 $13.024664 $11.900768	5,525.021 4,393.219 6,506.031 7,424.491 7,971.615 4,747.222 592.324	151.424 192.632 261.312 295.374 0.000 0.000 0.000
Fidelity ® VIP Mid Cap Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.367312 $16.003053 $13.543837 $12.344767 $12.802693 $12.318322 $10.000000	$16.138836 $13.367312 $16.003053 $13.543837 $12.344767 $12.802693 $12.318322	5,426.942 1,243.470 2,803.855 3,826.817 4,022.973 4,025.953 436.161	0.000 0.000 0.000 0.000 0.000 0.000 0.000
Fidelity ® VIP Value Strategies Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.714373 $14.487533 $12.410653 $11.586377 $12.210010 $11.694967 $10.000000	$15.397866 $11.714373 $14.487533 $12.410653 $11.586377 $12.210010 $11.694967	0.000 0.000 927.525 924.075 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
State Street Total Return V.I.S. Fund - Class 3(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.281950 $12.350480 $10.952466 $10.553741 $10.935350 $10.638836 $10.000000	$12.754668 $11.281950 $12.350480 $10.952466 $10.553741 $10.935350 $10.638836	0.000 0.000 0.000 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA 60/40 Allocation - Service Class Subaccount inception date May 1, 2018	2019 2018	$9.519685 $9.989111	$11.209732 $9.519685	0.000 0.000	0.000 0.000
TA Aegon High Yield Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.734187 $11.257156 $10.711362 $9.501685 $10.129161 $9.974176 $10.000000	$11.991839 $10.734187 $11.257156 $10.711362 $9.501685 $10.129161 $9.974176	2,019.965 2,205.044 6,818.989 4,130.259 2,682.018 6,672.856 81.067	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.201212 $9.386834 $9.355146 $9.530260 $9.739847 $9.515832 $10.000000	$9.591629 $9.201212 $9.386834 $9.355146 $9.530260 $9.739847 $9.515832	397.833 843.307 2,664.402 3,714.895 2,599.578 2,624.120 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
PAM TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.201212 $9.386834 $9.355146 $9.530260 $9.739847 $9.515832 $10.000000	$9.591629 $9.201212 $9.386834 $9.355146 $9.530260 $9.739847 $9.515832	0.000 0.000 0.000 7,418.147 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000

B-Share —  (Continued)
Separate Account Expense 2.00%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA American Funds Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$10.268296 $11.124577 $9.900717 $9.491668 $9.999452	$11.857272 $10.268296 $11.124577 $9.900717 $9.491668	20,460.215 28,520.235 11,930.135 11,705.767 3,644.894	0.000 0.000 0.000 0.000 0.000
TA Barrow Hanley Dividend Focused - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.238319 $15.294716 $13.435746 $11.961213 $12.689079 $11.564972 $10.000000	$16.035186 $13.238319 $15.294716 $13.435746 $11.961213 $12.689079 $11.564972	1,032.069 1,358.952 1,483.883 1,757.274 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA BlackRock Global Real Estate Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.292825 $10.573491 $9.716300 $9.870653 $10.158628 $9.147694 $10.000000	$11.375636 $9.292825 $10.573491 $9.716300 $9.870653 $10.158628 $9.147694	0.000 0.000 0.000 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA BlackRock Government Money Market - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.005322 $9.111758 $9.294840 $9.481595 $9.672635 $9.867524 $10.000000	$8.978662 $9.005322 $9.111758 $9.294840 $9.481595 $9.672635 $9.867524	199.941 423.827 508.421 534.563 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA BlackRock iShares Edge 40- Service Class(4) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.245966 $10.938439 $10.188799 $10.191264 $10.440900 $10.110268 $10.000000	$11.559847 $10.245966 $10.938439 $10.188799 $10.191264 $10.440900 $10.110268	0.000 0.000 0.000 741.614 1,903.728 819.169 826.866	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA BlackRock iShares Edge 50 - Service Class(5) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$10.673613 $11.183885 $10.110246 $9.998361	$12.140004 $10.673613 $11.183885 $10.110246	1,788.512 1,815.948 1,842.428 0.000	217.594 223.483 229.333 540.487
TA BlackRock iShares Edge 75 - Service Class(6) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.085326 $11.770769 $10.179177 $9.998361	$13.069221 $11.085326 $11.770769 $10.179177	969.976 970,107 970.229 0.000	0.000 0.000 0.000 0.000
TA BlackRock iShares Edge 100 - Service Class(7) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.685225 $12.593255 $10.425324 $9.998361	$14.269099 $11.685225 $12.593255 $10.425324	0.000 0.000 1,055.169 0.000	0.000 0.000 0.000 0.000
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.194843 $11.949711 $10.915298 $10.614233 $10.842138 $10.527416 $10.000000	$12.844177 $11.194843 $11.949711 $10.915298 $10.614233 $10.842138 $10.527416	1,812.919 6,940.640 14,364.159 22,060.698 22,426.368 13,741.737 8,216.815	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA International Growth - Service Class(8) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.830054 $12.224169 $9.820312 $10.031546 $10.259096 $11.065013 $10.000000	$12.275826 $9.830054 $12.224169 $9.820312 $10.031546 $10.259096 $11.065013	1,184.494 1,650.493 2,801.671 1,251.438 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000

B-Share —  (Continued)
Separate Account Expense 2.00%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Janus Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.969905 $13.242014 $11.572264 $11.338348 $11.553260 $10.930754 $10.000000	$15.481255 $12.969905 $13.242014 $11.572264 $11.338348 $11.553260 $10.930754	2,485.368 7,097.284 3,913.745 4,446.074 4,920.351 343.980 137.441	177.423 225.706 306.178 346.088 0.000 0.000 0.000
TA Janus Mid-Cap Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.002189 $13.462572 $10.667907 $11.139420 $11.995798 $12.270186 $10.000000	$17.374776 $13.002189 $13.462572 $10.667907 $11.139420 $11.995798 $12.270186	911.407 911.530 1,896.459 870.881 819.530 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.590178 $11.288558 $10.230430 $10.005840 $10.431669 $10.438955 $10.000000	$11.786999 $10.590178 $11.288558 $10.230430 $10.005840 $10.431669 $10.438955	5,873.926 5,936.380 3,727.012 3,882.503 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 10,323.211
TA JPMorgan Asset Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.245108 $13.991627 $11.476354 $11.063534 $11.531143 $11.484188 $10.000000	$15.106830 $12.245108 $13.991627 $11.476354 $11.063534 $11.531143 $11.484188	0.000 0.000 0.000 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.720903 $12.903682 $11.016039 $10.576565 $11.069107 $11.022930 $10.000000	$13.762314 $11.720903 $12.903682 $11.016039 $10.576565 $11.069107 $11.022930	1,992.186 3,550.179 5,181.593 1,578.649 1,986.965 18,439.491 204.597	195.236 200.233 201.289 497.726 0.000 0.000 0.000
TA JPMorgan Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.147101 $12.016376 $10.556675 $10.231557 $10.703314 $10.641818 $10.000000	$12.694084 $11.147101 $12.016376 $10.556675 $10.231557 $10.703314 $10.641818	65,797.517 69,391.671 47,909.403 41,113.673 42,229.651 56,461.426 16,686.054	0.000 0.000 0.000 0.000 0.000 0.000 10,180.865
TA JPMorgan Core Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.628532 $9.833110 $9.699460 $9.695105 $9.857938 $9.568838 $10.000000	$10.216952 $9.628532 $9.833110 $9.699460 $9.695105 $9.857938 $9.568838	3,724.663 4,612.199 4,927.948 5,130.765 0.000 0.000 0.000	127.949 1,034.852 1,047.722 1,138.779 901.853 0.000 0.000
TA JPMorgan Enhanced Index - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.143496 $16.480659 $13.915519 $12.775071 $13.079512 $11.708139 $10.000000	$19.398999 $15.143496 $16.480659 $13.915519 $12.775071 $13.079512 $11.708139	867.846 0.000 0.000 822.822 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000

B-Share —  (Continued)
Separate Account Expense 2.00%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA JPMorgan International Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.024106 $11.610713 $9.750970 $9.841456 $10.233246 $10.522939 $10.000000	$11.555802 $10.024106 $11.610713 $9.750970 $9.841456 $10.233246 $10.522939	0.000 1,332.193 1,505.648 1,965.908 7,138.794 4,240.944 725.569	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.317436 $15.457693 $13.931721 $12.436753 $13.072133 $11.597940 $10.000000	$16.447107 $13.317436 $15.457693 $13.931721 $12.436753 $13.072133 $11.597940	289.342 3,776.648 3,762.436 5,455.894 4,648.338 3,386.022 0.000	149.603 190.315 258.168 291.820 0.000 0.000 0.000
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.536234 $11.104101 $10.439813 $10.221678 $10.470186 $10.050472 $10.000000	$11.558025 $10.536234 $11.104101 $10.439813 $10.221678 $10.470186 $10.050472	3,695.790 3,745.217 9,631.801 14,541.061 4,518.188 9,717.412 4,731.853	4,001.259 3,820.699 2,840.653 815.912 851.118 0.000 10,620.005
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.461207 $11.039653 $10.194933 $10.470428 $10.908462 $10.258624 $10.000000	$11.901111 $10.461207 $11.039653 $10.194933 $10.470428 $10.908462 $10.258624	3,600.966 4,521.953 19,972.175 21,584.546 11,306.601 7,219.733 869.397	221.908 1,448.535 1,482.317 1,778.196 1,239.049 0.000 10,458.079
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.834658 $11.603851 $10.456470 $10.773620 $11.325279 $10.680532 $10.000000	$12.407284 $10.834658 $11.603851 $10.456470 $10.773620 $11.325279 $10.680532	2,770.695 4,835.354 6,402.510 7,209.680 3,921.751 1,918.768 140.573	0.000 1,156.550 1,196.964 1,230.940 1,199.251 0.000 0.000
TA Levin Large Cap Value - Service Class Subaccount inception date May 1, 2018	2019 2018	$8.925723 $9.969631	$10.236136 $8.925723	0.000 0.000	0.000 0.000
TA Madison Diversified Income - Service Class Subaccount inception date June 1, 2017	2019 2018 2017	$11.384399 $11.703863 $11.227737	$12.826388 $11.384399 $11.703863	0.000 0.000 0.000	0.000 0.000 0.000
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.901814 $11.653073 $10.449462 $10.303895 $10.701436 $10.442550 $10.000000	$12.357968 $10.901814 $11.653073 $10.479462 $10.303895 $10.701436 $10.442550	30,064.953 70,702.793 56,440.183 60,117.537 55,187.371 15,615.370 7,279.588	4,081.137 2,961.668 2,118.936 260.331 0.000 0.000 0.000
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.740303 $11.367219 $10.443991 $10.237170 $10.516279 $10.194356 $10.000000	$11.811071 $10.740303 $11.367219 $10.443991 $10.237170 $10.516279 $10.194356	2,320.153 17,501.826 22,098.596 23,238.058 11,492.366 815.618 823.282	0.000 0.000 0.000 0.000 0.000 0.000 0.000

B-Share —  (Continued)
Separate Account Expense 2.00%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Managed Risk - Growth ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.413962 $12.543781 $10.801234 $10.527299 $11.131179 $10.922306 $10.000000	$13.359553 $11.413962 $12.543781 $10.801234 $10.527299 $11.131179 $10.922306	5,142.149 7,326.369 16,513.897 15,471.686 13,691.621 8,488.078 3,027.932	0.000 0.000 21,458.457 21,831.589 22,230.640 22,601.082 0.000
TA Market Participation Strategy - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.512131 $12.075550 $11.118740 $10.889571 $11.481729 $10.841461 $10.000000	$13.380871 $11.512131 $12.075550 $11.118740 $10.889571 $11.481729 $10.841461	987.275 1,597.306 2,101.879 1,319.852 2,408.214 530.539 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Morgan Stanley Capital Growth - Service Class(9) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$21.545095 $20.653699 $14.706446 $15.387895 $14.085816 $13.584149 $10.000000	$26.075264 $21.545095 $20.653699 $14.706446 $15.387895 $14.085816 $13.584149	4,375.545 4,217.840 5,983.458 6,318.014 6,609.861 2,054.257 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Morgan Stanley Global Allocation - Service Class(10) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.610471 $11.719020 $10.533775 $10.277358 $10.615269 $10.653324 $10.000000	$12.256620 $10.610471 $11.719020 $10.533775 $10.277358 $10.615269 $10.653324	16,007.793 9,897.337 1,952.247 1,513.068 1,037.640 853.851 154.086	287.090 365.221 495.434 560.012 0.000 0.000 0.000
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date November 10, 2014	2019 2018 2017 2016 2015 2014	$9.193437 $10.169694 $9.221302 $9.372257 $9.900643 $9.998356	$10.336924 $9.193437 $10.169694 $9.221302 $9.372257 $9.900643	1,267.665 1,324.111 1,320.229 1,292.287 1,289.919 0.000	N/A
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$9.193437 $10.169694 $9.221302 $9.372257 $10.221534	$10.336924 $9.193437 $10.169694 $9.221302 $9.372257	N/A	0.000 0.000 0.000 0.000 0.000
TA MSCI EAFE Index - Service Class(3)(12) Subaccount inception date May 1, 2017	2019 2018 2017	$9.224462 $10.990334 $9.998233	$10.933311 $9.224462 $10.990334	0.000 0.000 0.000	0.000 0.000 0.000
TA Multi-Managed Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.729843 $13.516019 $12.114347 $11.481522 $11.720834 $10.821553 $10.000000	$15.160039 $12.729843 $13.516019 $12.114347 $11.481522 $11.720834 $10.821553	171,437.309 200,767.557 207,607.674 223,316.603 65,415.663 13,119.061 0.000	3,802.547 3,861.354 3,918.912 0.000 0.000 0.000 0.000
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.868527 $11.915993 $10.849909 $10.503387 $10.995509 $10.402930 $10.000000	$12.749440 $10.868527 $11.915993 $10.849909 $10.503387 $10.995509 $10.402930	1,184.032 8,396.544 16,544.904 19,246.318 19,165.359 9,886.033 2,467.270	0.000 0.000 0.000 0.000 0.000 0.000 0.000

B-Share —  (Continued)
Separate Account Expense 2.00%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.729662 $11.541701 $10.665534 $10.364472 $10.798112 $10.132325 $10.000000	$12.364677 $10.729662 $11.541701 $10.665534 $10.364472 $10.798112 $10.132325	528.035 605.974 607.012 66.454 67.904 0.000 0.000	3,793.303 3,620.588 2,750.014 802.522 833.462 0.000 0.000
TA PIMCO Tactical - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.115395 $12.284934 $10.914140 $10.616795 $11.219019 $10.757765 $10.000000	$13.243878 $11.115395 $12.284934 $10.914140 $10.616795 $11.219019 $10.757765	13,983.244 11,761.571 5,840.877 4,418.622 3,528.776 503.364 292.601	0.000 1,111.927 1,131.771 1,198.515 1,211.521 0.000 0.000
TA PIMCO Total Return - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.529206 $9.822886 $9.575956 $9.532978 $9.675483 $9.460432 $10.000000	$10.108141 $9.529206 $9.822886 $9.575956 $9.532978 $9.675483 $9.460432	5,403.188 8,305.985 16,306.599 17,082.277 2,848.335 1,520.942 0.000	438.190 521.506 662.540 886.871 0.000 0.000 0.000
TA PineBridge Inflation Opportunities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$8.486505 $8.794863 $8.699662 $8.549785 $8.979971 $8.862005 $10.000000	$9.000732 $8.486505 $8.794863 $8.699662 $8.549785 $8.979971 $8.862005	2,377.630 83.880 881,973. 853.240 993.203 802.137 0.000	145.656 1,152.612 1,176.759 1,277.199 1,017.579 0.000 0.000
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.333466 $10.857075 $9.915835 $9.854655 $10.296821 $10.139188 $10.000000	$11.266755 $10.333466 $10.857075 $9.915835 $9.854655 $10.296821 $10.139188	0.000 0.000 0.000 740.248 777.955 817.661 825.344	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.807865 $11.725266 $9.942588 $9.947237 $10.857726 $10.730995 $10.000000	$11.796836 $10.807865 $11.725266 $9.942588 $9.947237 $10.857726 $10.730995	716.299 2,000.621 1,452.977 2,339.147 1,229.597 695.512 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.540281 $11.222243 $9.916596 $9.900223 $10.551556 $10.389003 $10.000000	$11.481375 $10.540281 $11.222243 $9.916596 $9.900223 $10.551556 $10.389003	0.000 2,555.197 27,658.957 35,228.770 34,628.474 29,956.423 8,800.497	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA S&P 500 Index - Service Class(3)(13) Subaccount inception date May 1, 2017	2019 2018 2017	$10.374435 $11.157940 $9.998233	$13.291228 $10.374435 $11.157940	26,621.748 0.000 0.000	16,071.278 0.000 0.000
TA Small Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.758017 $15.886441 $14.060907 $11.873751 $12.454065 $12.108297 $10.000000	$16.849041 $13.758017 $15.886441 $14.060907 $11.873751 $12.454065 $12.108297	555.753 3,594.973 8,387.507 5,833.609 5,106.327 3,424.076 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000

B-Share —  (Continued)
Separate Account Expense 2.00%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA T. Rowe Price Small Cap - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.815777 $17.404338 $14.550591 $13.372482 $13.354847 $12.823910 $10.000000	$20.523941 $15.815777 $17.404338 $14.550591 $13.372482 $13.354847 $12.823910	1,837.663 3,548.243 8,611.188 9,276.945 8,411.848 4,065.451 212.280	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA TS&W International Equity - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.097624 $12.221146 $10.164157 $10.290106 $10.389993 $11.202665 $10.000000	$11.950154 $10.097624 $12.221146 $10.164157 $10.290106 $10.389993 $11.202665	3,703.334 0.000 0.000 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA WMC US Growth - Service Class(14) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.827719 $17.175435 $13.596977 $13.527175 $12.944696 $11.915368 $10.000000	$23.039512 $16.827719 $17.175435 $13.596977 $13.527175 $12.944696 $11.915368	4,250.797 715.093 715.183 0.000 3,493.100 3,536.420 450.670	0.000 0.000 0.000 0.000 0.000 0.000 0.000

Separate Account Expense 1.80%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.888126 $12.960404 $11.434995 $11.169052 $11.249123 $10.714594 $10.000000	$13.773852 $11.888126 $12.960404 $11.434995 $11.169052 $11.249123 $10.714594	0.000 0.000 0.000 0.000 11,865.812 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
AB Growth and Income Portfolio - Class B Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.048622 $16.274783 $13.971240 $12.806556 $12.855778 $11.976631 $10.000000	$18.269968 $15.048622 $16.274783 $13.971240 $12.806556 $12.855778 $11.976631	15,415.217 15,429.660 21,748.648 24,844.814 14,301.697 13,827.395 4,331.447	4,191.835 2,439.579 0.000 0.000 0.000 0.000 0.000
American Funds - Asset Allocation FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.027006 $13.947272 $12.253509 $11.436637 $11.518177 $11.160418 $10.000000	$15.464726 $13.027006 $13.947272 $12.253509 $11.436637 $11.518177 $11.160418	13,383.581 31,586.307 88,354.949 35,802.957 18,326.340 8,246.735 152.460	560,758.383 561,184.470 12,692.481 0.000 0.000 0.000 0.000
American Funds - Bond FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.621095 $9.896953 $9.749111 $9.670708 $9.848929 $9.553666 $10.000000	$10.302816 $9.621095 $9.896953 $9.749111 $9.670708 $9.848929 $9.553666	8,355.856 15,381.689 15,582.104 11,073.300 9,282.313 381.241 471.185	18,874.979 20,485.945 19,447.480 0.000 0.000 0.000 0.000
American Funds - Growth FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.247523 $17.659319 $14.056097 $13.109731 $12.528705 $11.791250 $10.000000	$22.086607 $17.247523 $17.659319 $14.056097 $13.109731 $12.528705 $11.791250	56,256.652 54,303.826 64,479.597 5,024.110 8,338.113 3,063.480 1,912.517	20,010.337 17,474.864 16,197.459 0.000 0.000 0.000 0.000

B-Share —  (Continued)
Separate Account Expense 1.80%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
American Funds - Growth-Income FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.109048 $16.752224 $13.977966 $12.799159 $12.883378 $11.892090 $10.000000	$19.897247 $16.109048 $16.752224 $13.977966 $12.799159 $12.883378 $11.892090	22,161.021 29,691.802 37,108.970 9,602.412 14,489.043 7,902.747 1,747.381	361,700.374 362,012.297 14,859.985 423.089 0.000 0.000 0.000
American Funds - International FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.161064 $13.122797 $10.140575 $10.001902 $10.698457 $11.223302 $10.000000	$13.430010 $11.161064 $13.122797 $10.140575 $10.001902 $10.698457 $11.223302	12,212.339 11,941.648 15,852.031 3,366.127 2,143.227 251.122 277.677	20,092.690 19,856.794 16,575.259 0.000 0.000 0.000 0.000
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.260727 $14.130516 $12.389673 $11.791188 $11.962278 $11.070441 $10.000000	$16.164991 $13.260727 $14.130516 $12.389673 $11.791188 $11.962278 $11.070441	14,012.489 2,786,938 30,549.214 4,755.113 5,040.129 5,195.276 3,285.337	4,901.951 4,960.212 1,187.111 0.000 0.000 0.000 0.000
Fidelity ® VIP Contrafund® Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$14.932353 $16.286641 $13.637560 $12.888285 $13.068125 $11.916668 $10.000000	$19.252764 $14.932353 $16.286641 $13.637560 $12.888285 $13.068125 $11.916668	30,950.941 28,322.916 43,830.579 42,771.853 39,128.183 35,539.665 14,363.322	2,771.913 2,854.152 2,961.154 214.530 0.000 0.000 0.000
Fidelity ® VIP Mid Cap Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.519555 $16.152811 $13.643395 $12.410750 $12.845429 $12.334784 $10.000000	$16.355279 $13.519555 $16.152811 $13.643395 $12.410750 $12.845429 $12.334784	20,539.714 19,547.720 36,697.651 22,125.645 25,385.042 22,439.977 8,480.263	6,657.508 6,108.675 6,395.844 880.330 0.000 0.000 0.000
Fidelity ® VIP Value Strategies Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.847780 $14.623084 $12.501863 $11.648287 $12.250759 $11.710594 $10.000000	$15.604338 $11.847780 $14.623084 $12.501863 $11.648287 $12.250759 $11.710594	10,463.852 10,789.971 12,430.374 4,992.012 1,065.774 1,526.481 0.000	4,205.237 1,945.836 2,041.511 236.798 0.000 0.000 0.000
State Street Total Return V.I.S. Fund - Class 3(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.410608 $12.466210 $11.033083 $10.610211 $10.971900 $10.653070 $10.000000	$12.925965 $11.410608 $12.466210 $11.033083 $10.610211 $10.971900 $10.653070	0.000 0.000 0.000 11,206.254 13,707.898 14,233.422 7,235.842	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA 60/40 Allocation - Service Class Subaccount inception date May 1, 2018	2019 2018	$9.532471 $9.989166	$11.247224 $9.532471	0.000 0.000	0.000 0.000
TA Aegon High Yield Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.856397 $11.362471 $10.790061 $9.552449 $10.162971 $9.987520 $10.000000	$12.152603 $10.856397 $11.362471 $10.790061 $9.552449 $10.162971 $9.987520	8,937.892 11,012.793 25,950.847 19,128.031 16,447.516 27,101.783 4,064.929	0.000 0.000 0.000 0.000 0.000 0.000 0.000

B-Share —  (Continued)
Separate Account Expense 1.80%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.305976 $9.474663 $9.423883 $9.581167 $9.772362 $9.528560 $10.000000	$9.720225 $9.305976 $9.474663 $9.423883 $9.581167 $9.772362 $9.528560	3,078.026 3,519.005 17,491.987 507,084.822 0.000 741.059 8,076.449	0.000 0.000 22,587.215 57,017.376 0.000 0.000 0.000
PAM TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.305976 $9.474663 $9.423883 $9.581167 $9.772362 $9.528560 $10.000000	$9.720225 $9.305976 $9.474663 $9.423883 $9.581167 $9.772362 $9.528560	0.000 83,305.661 49,348.361 113,642.241 91,443.796 4,299.717 0.000	0.000 3,359.198 0.000 0.000 0.000 0.000 0.000
TA American Funds Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$10.343893 $11.183983 $9.933778 $9.504410 $9.999507	$11.968441 $10.343893 $11.183983 $9.933778 $9.504410	71,627.741 107,967.490 77,238.688 52,951.994 30,343.071	47,431.889 47,996.371 48,534.911 15,477.563 0.000
TA Barrow Hanley Dividend Focused - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.389068 $15.437813 $13.534479 $12.025132 $12.731430 $11.580431 $10.000000	$16.250220 $13.389068 $15.437813 $13.534479 $12.025132 $12.731430 $11.580431	11,204.051 12,721.411 33,005.576 23,128.165 13,959.375 16,273.241 4,967.437	9,081.680 8,824.427 2,059.922 760.220 0.000 0.000 0.000
TA BlackRock Global Real Estate Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.398636 $10.672416 $9.787693 $9.923400 $10.192537 $9.159931 $10.000000	$11.528139 $9.398636 $10.672416 $9.787693 $9.923400 $10.192537 $9.159931	2,252.976 1,975.244 3,932.577 5,264.193 5,817.102 5,934.670 2,240.413	824.519 846.377 796.298 0.000 0.000 0.000 0.000
TA BlackRock Government Money Market - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.107870 $9.197022 $9.363151 $9.532261 $9.704926 $9.880721 $10.000000	$9.099061 $9.107870 $9.197022 $9.363151 $9.532261 $9.704926 $9.880721	82,527.872 21,829.518 74,519.276 90,320.584 105,315.784 66,208.368 22,602.782	182,832.673 0.000 58,850.292 6,517.067 475.807 4,108.463 0.000
TA BlackRock iShares Edge 40- Service Class(4) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.362639 $11.040783 $10.263676 $10.245729 $10.475759 $10.123790 $10.000000	$11.714861 $10.362639 $11.040783 $10.263676 $10.245729 $10.475759 $10.123790	1,168.437 1,184.831 16,603.214 24,913.730 28,868.612 29,815.584 7,390.315	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA BlackRock iShares Edge 50 - Service Class(5) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$10.733202 $11.223746 $10.126103 $9.998525	$12.232194 $10.733202 $11.223746 $10.126103	52,912.315 32,027.795 23,345.274 21,861.770	0.000 0.000 2,146.474 0.000
TA BlackRock iShares Edge 75 - Service Class(6) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.147202 $11.812711 $10.195138 $9.998525	$13.168455 $11.147202 $11.812711 $10.195138	0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000
TA BlackRock iShares Edge 100 - Service Class(7) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.750446 $12.638121 $10.441661 $9.998525	$14.377428 $11.750446 $12.638121 $10.441661	103,191.433 103,191.433 103,191.433 89,335.542	30,879.496 30,879.496 30,879.496 10,983.636

B-Share —  (Continued)
Separate Account Expense 1.80%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.322318 $12.061511 $10.995505 $10.670950 $10.878337 $10.541494 $10.000000	$13.016405 $11.322318 $12.061511 $10.995505 $10.670950 $10.878337 $10.541494	255,038.532 250,632.883 301,661.833 164,700.237 66,115.899 63,651.198 24,975.444	35,207.004 35,034.847 36,938.499 15,533.870 2,318.264 3,711.516 0.000
TA International Growth - Service Class(8) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.941992 $12.338529 $9.892478 $10.085141 $10.293337 $11.079791 $10.000000	$12.440424 $9.941992 $12.338529 $9.892478 $10.085141 $10.293337 $11.079791	7,413.506 12,791.515 13,875.590 7,029.312 1,969.992 2,526.244 275.543	194.871 116.117 195.276 0.000 0.000 0.000 0.000
TA Janus Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.117605 $13.365930 $11.657318 $11.398942 $11.591839 $10.945380 $10.000000	$15.688852 $13.117605 $13.365930 $11.657318 $11.398942 $11.591839 $10.945380	26,020.938 49,914.550 94,087.389 88,114.043 54,640.591 41,678.162 3,336.358	23,540.270 24,448.130 12,774.498 11,331.487 0.000 0.000 0.000
TA Janus Mid-Cap Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.150252 $13.588539 $10.746323 $11.198952 $12.035845 $12.286579 $10.000000	$17.607762 $13.150252 $13.588539 $10.746323 $11.198952 $12.035845 $12.286579	8,977.077 6,325.973 8,482.585 6,506.546 3,214.219 10,976.445 255.153	45,831.163 42,139.246 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.710809 $11.394205 $10.305619 $10.059318 $10.466505 $10.452911 $10.000000	$11.945100 $10.710809 $11.394205 $10.305619 $10.059318 $10.466505 $10.452911	34,936.405 39,961.404 60,124.726 44,278.283 14,091.467 10,688.100 5,056.012	126,629.121 137,094.745 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Asset Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.384543 $14.122527 $11.560692 $11.122666 $11.569642 $11.499537 $10.000000	$15.309396 $12.384543 $14.122527 $11.560692 $11.122666 $11.569642 $11.499537	3,559.214 9,854.143 11,696.050 0.000 0.000 0.000 0.000	11,111.347 11,044.445 7,902.108 473.461 0.000 0.000 0.000
TA JPMorgan Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.854358 $13.024397 $11.096978 $10.633070 $11.106051 $11.037659 $10.000000	$13.946844 $11.854358 $13.024397 $11.096978 $10.633070 $11.106051 $11.037659	65,167.160 67,015.806 84,907.744 86,304.971 33,041.259 32,935.753 4,500.392	21,196.019 22,381.361 22,906.201 22,062.344 2,329.328 1,805.521 0.000
TA JPMorgan Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.274026 $12.128797 $10.634252 $10.286238 $10.739051 $10.656047 $10.000000	$12.864289 $11.274026 $12.128797 $10.634252 $10.286238 $10.739051 $10.656047	129,684.455 138,924.616 155,890.350 221,098.354 180,089.955 168,079.545 65,007.147	12,864.916 12,921.412 44,090.086 19,741.272 20,836.062 20,439.582 0.000

B-Share —  (Continued)
Separate Account Expense 1.80%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA JPMorgan Core Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.738170 $9.925129 $9.770736 $9.746912 $9.890845 $9.581644 $10.000000	$10.353952 $9.738170 $9.925129 $9.770736 $9.746912 $9.890845 $9.581644	34,699.089 30,838.567 37,286.245 34,986.491 10,707.048 9,511.625 3,878.197	5,421.884 4,778.030 5,096.159 0.000 0.000 0.000 0.000
TA JPMorgan Enhanced Index - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.315914 $16.634834 $14.017762 $12.843324 $13.123160 $11.723788 $10.000000	$19.659085 $15.315914 $16.634834 $14.017762 $12.843324 $13.123160 $11.723788	111,109.255 114,593.214 137,979.694 44,652.143 3,197.173 2,734.505 0.000	11,552.390 11,552.390 11,552.390 4,161.098 0.000 0.000 0.000
TA JPMorgan International Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.138222 $11.719310 $9.822602 $9.894014 $10.267388 $10.537000 $10.000000	$11.710725 $10.138222 $11.719310 $9.822602 $9.894014 $10.267388 $10.537000	23,704.699 22,401.722 23,222.441 34,365.785 15,317.720 14,542.729 6,093.615	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.469072 $15.602304 $14.034096 $12.503207 $13.115758 $11.613444 $10.000000	$16.667637 $13.469072 $15.602304 $14.034096 $12.503207 $13.115758 $11.613444	11,278.903 11,965.840 13,365.684 26,040.998 16,526.248 22,254.925 267.178	41,649.939 41,649.939 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.656215 $11.207997 $10.516532 $10.276298 $10.505147 $10.063916 $10.000000	$11.713022 $10.656215 $11.207997 $10.516532 $10.276298 $10.505147 $10.063916	82,044.260 98,914.257 112,019.739 49,908.168 42,534.769 27,934.339 20,504.516	4,359.459 4,412.797 12,033.375 9,206.985 10.072621 11,593.283 0.000
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.580363 $11.142982 $10.269881 $10.526393 $10.944883 $10.272344 $10.000000	$12.060736 $10.580363 $11.142982 $10.269881 $10.526393 $10.944883 $10.272344	17,224.217 34,653.742 56,715.323 56,578.421 44,724.436 29,051.497 6,628.803	730.329 719.484 740.476 12,092.468 11,934.129 12,164.394 0.000
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.958033 $11.712432 $10.533327 $10.831199 $11.363093 $10.694818 $10.000000	$12.573664 $10.958033 $11.712432 $10.533327 $10.831199 $11.363093 $10.694818	21,946.835 24,556.642 44,751.317 54,786.531 58,115.073 55,697.816 9,802.647	3,261.926 3,266.300 2,360.979 1,316.417 0.000 0.000 0.000
TA Levin Large Cap Value - Service Class Subaccount inception date May 1, 2018	2019 2018	$8.937706 $9.969686	$10.270381 $8.937706	0.000 0.000	0.000 0.000
TA Madison Diversified Income - Service Class Subaccount inception date June 1, 2017	2019 2018 2017	$11.514023 $11.813372 $11.319715	$12.998369 $11.514023 $11.813372	0.000 0.000 0.000	0.000 0.000 0.000

B-Share —  (Continued)
Separate Account Expense 1.80%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.025967 $11.762113 $10.556488 $10.358970 $10.737173 $10.456517 $10.000000	$12.523700 $11.025967 $11.762113 $10.556488 $10.358970 $10.737173 $10.456517	58,279.327 118,441.547 216,623.131 317,371.201 291,592.510 212,286.558 101,759.593	23,571.489 23,937.647 39,065.157 34,634.845 42,620.849 37,877.348 971.216
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.862616 $11.473604 $10.520758 $10.291886 $10.551390 $10.207988 $10.000000	$11.969466 $10.862616 $11.473604 $10.520758 $10.291886 $10.551390 $10.207988	6,736.683 9,046.094 19,330.583 23,283.810 19,609.577 25,014.437 12,570.890	95,747.675 95,747.674 0.000 0.000 0.000 0.000 0.000
TA Managed Risk - Growth ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.543917 $12.661132 $10.880608 $10.583552 $11.168337 $10.936911 $10.000000	$13.538671 $11.543917 $12.661132 $10.880608 $10.583552 $11.168337 $10.936911	18,284.841 20,810.100 60,677.849 175,002.982 199,652.808 223,924.540 28,988.939	26,138.336 26,147.941 5,247.237 0.000 0.000 0.000 0.000
TA Market Participation Strategy - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.643226 $12.188550 $11.200456 $10.947764 $11.520054 $10.855960 $10.000000	$13.560305 $11.643226 $12.188550 $11.200456 $10.947764 $11.520054 $10.855960	1,519.507 1,545.523 7,289.256 11,962.606 10,822.691 9,599.887 810.391	0.000 0.000 0.000 11,251.680 11,482.822 11,662.698 0.000
TA Morgan Stanley Capital Growth - Service Class(9) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$21.790364 $20.846872 $14.814487 $15.470085 $14.132806 $13.602286 $10.000000	$26.424851 $21.790364 $20.846872 $14.814487 $15.470085 $14.132806 $13.602286	59,116.619 32,109.719 53,553.810 17,679.176 9,907.548 5,221.290 0.000	6,417.542 0.000 0.000 0.000 0.000 0.000 0.000
TA Morgan Stanley Global Allocation - Service Class(10) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.731314 $11.828711 $10.611226 $10.332322 $10.650738 $10.667568 $10.000000	$12.421002 $10.731314 $11.828711 $10.611226 $10.332322 $10.650738 $10.667568	115,003.468 119,516.116 126,280.456 65,450.886 21,977.923 19,748.511 6,190.356	32,029.358 32,465.082 15,309.581 11,911.332 0.000 0.000 0.000
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date November 10, 2014	2019 2018 2017 2016 2015 2014	$9.269954 $10.233741 $9.260915 $9.393773 $9.903571 $9.998520	$10.443804 $9.269954 $10.233741 $9.260915 $9.393773 $9.903571	18,567.833 13,269.703 15,117.263 15,342.705 11,597.447 0.000	N/A
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$9.269954 $10.233741 $9.260915 $9.393773 $10.231316	$10.443804 $9.269954 $10.233741 $9.260915 $9.393773	N/A	0.000 0.000 0.000 0.000 0.000
TA MSCI EAFE Index - Service Class(3)(12) Subaccount inception date May 1, 2017	2019 2018 2017	$9.255455 $11.005089 $9.998397	$10.992009 $9.255455 $11.005089	4,293.434 2,758.632 2,226.302	9,692.332 9,692.332 0.000

B-Share —  (Continued)
Separate Account Expense 1.80%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Multi-Managed Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.874771 $13.642440 $12.203338 $11.542850 $11.759948 $10.836019 $10.000000	$15.363294 $12.874771 $13.642440 $12.203338 $11.542850 $11.759948 $10.836019	195,320.583 202,666.484 279,888.262 339,949.183 133,000.075 87,779.229 0.000	39,768.524 41,839.815 30,552.566 27,296.962 0.000 0.000 0.000
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.992315 $12.027511 $10.929665 $10.559525 $11.032221 $10.416846 $10.000000	$12.920446 $10.992315 $12.027511 $10.929665 $10.559525 $11.032221 $10.416846	3,441.180 4,408.711 15,828.741 28,453.062 26,077.682 27,956.945 5,423.042	908.598 922.466 932.175 952.332 0.000 0.000 0.000
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.851873 $11.649715 $10.743933 $10.419871 $10.834166 $10.145879 $10.000000	$12.530512 $10.851873 $11.649715 $10.743933 $10.419871 $10.834166 $10.145879	5,214.793 5,291.110 7,196.517 14,761.824 9,448.087 1,392.598 358.004	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA PIMCO Tactical - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.241982 $12.399897 $10.994362 $10.673538 $11.256470 $10.772150 $10.000000	$13.421486 $11.241982 $12.399897 $10.994362 $10.673538 $11.256470 $10.772150	20,528.792 11,844.369 27,057.429 37,429.096 27,907.323 27,711.990 9,269.394	2,897.474 2,917.264 2,010.573 369.069 0.000 0.000 0.000
TA PIMCO Total Return - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.637723 $9.914817 $9.646346 $9.583929 $9.707797 $9.473086 $10.000000	$10.243683 $9.637723 $9.914817 $9.646346 $9.583929 $9.707797 $9.473086	29,796.766 34,117.758 46,087.742 59,186.163 32,378.785 27,816.788 9,777.615	547.491 568.541 538.595 519.475 0.000 0.000 0.000
TA PineBridge Inflation Opportunities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$8.583155 $8.877169 $8.763603 $8.855474 $9.009960 $8.873867 $10.000000	$9.121445 $8.583155 $8.877169 $8.763603 $8.595474 $9.009960 $8.873867	14,817.360 15,508.969 20,704.905 7,553.481 7,853.611 8,166.022 2,331.288	142,700.425 142,700.425 0.000 0.000 0.000 0.000 0.000
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.451148 $10.958687 $9.988730 $9.907344 $10.331214 $10.152759 $10.000000	$11.417851 $10.451148 $10.958687 $9.988730 $9.907344 $10.331214 $10.152759	0.000 2,159.770 2,191.315 8,208.022 8,570.417 6,900.479 9,031.877	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.930946 $11.834983 $10.015665 $10.000404 $10.893974 $10.745339 $10.000000	$11.955025 $10.930946 $11.834983 $10.015665 $10.000404 $10.893974 $10.745339	22,049.864 24,029.982 32,456.572 40,212.635 17,869.930 21,454.134 29,501.909	0.000 0.000 0.000 3,979.460 6,017.698 0.000 0.000

B-Share —  (Continued)
Separate Account Expense 1.80%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.660323 $11.327269 $9.989492 $9.953142 $10.586784 $10.402885 $10.000000	$11.635363 $10.660323 $11.327269 $9.989492 $9.953142 $10.586784 $10.402885	1,512.545 3,917.730 31,731.628 88,011.163 86,818.791 78,681.990 53,654.527	0.000 0.000 646.761 2,283.601 3,170.811 4,488.778 0.000
TA S&P 500 Index - Service Class(3)(13) Subaccount inception date May 1, 2017	2019 2018 2017	$10.409297 $11.172923 $9.998397	$13.362583 $10.409297 $11.172923	201,791.796 32,110.271 3,686.393	172,491.756 96,036.876 0.000
TA Small Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.914662 $16.035052 $14.164221 $11.937189 $12.495628 $12.124463 $10.000000	$17.074934 $13.914662 $16.035052 $14.164221 $11.937189 $12.495628 $12.124463	23,739.847 24,027.665 50,719.933 24,039.952 25,116.193 25,834.120 4,290.941	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA T. Rowe Price Small Cap - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.995863 $17.567160 $14.657498 $13.443913 $13.399397 $12.841030 $10.000000	$20.799149 $15.995863 $17.567160 $14.657498 $13.443913 $13.399397 $12.841030	17,111.235 22,127.394 63,588.777 52,677.263 36,261.354 24,127.651 1,763.015	4,482.376 4,440.639 3,260.242 410.222 0.000 0.000 0.000
TA TS&W International Equity - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.212630 $12.335506 $10.238868 $10.345101 $10.424676 $11.217635 $10.000000	$12.110424 $10.212630 $12.335506 $10.238868 $10.345101 $10.424676 $11.217635	6,614.793 7,786.684 10,233.267 16,253.226 11,244.849 11,223.599 4,320.053	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA WMC US Growth - Service Class(14) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.019341 $17.336138 $13.696911 $13.599463 $12.987915 $11.931299 $10.000000	$23.348449 $17.019341 $17.336138 $13.696911 $13.599463 $12.987915 $11.931299	12,803.844 8,036.472 10,585.727 26,871.396 29,130.784 24,762.061 10,892.437	0.000 0.000 0.000 0.000 0.000 0.000 0.000

Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.989593 $13.051316 $11.497994 $11.213835 $11.277288 $10.725322 $10.000000	$13.912276 $11.989593 $13.051316 $11.497994 $11.213835 $11.277288 $10.725322	0.000 0.000 0.000 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
AB Growth and Income Portfolio - Class B Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.177114 $16.389002 $14.048268 $12.857915 $12.887985 $11.988638 $10.000000	$18.453620 $15.177114 $16.389002 $14.048268 $12.857915 $12.887985 $11.988638	0.000 3,878.946 4,109.823 4,293.967 4,496.442 0.000 0.000	1,871.895 1,872.019 1,872.159 0.000 0.000 0.000 0.000

B-Share —  (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
American Funds - Asset Allocation FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.138270 $14.045179 $12.321080 $11.482506 $11.547038 $11.171618 $10.000000	$15.620233 $13.138270 $14.045179 $12.321080 $11.482506 $11.547038 $11.171618	3,692.190 3,694.284 3,696.274 1,501.017 0.000 0.000 0.000	2,175.906 2,176.050 2,176.213 0.000 0.000 0.000 0.000
American Funds - Bond FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.703272 $9.966435 $9.802879 $9.709513 $9.873617 $9.563258 $10.000000	$10.406408 $9.703272 $9.966435 $9.802879 $9.709513 $9.873617 $9.563258	1,968.581 1,969.812 2,934.769 13.823 765.967 2,247.455 290.703	0.000 0.000 0.000 0.000 0.000 0.000 0.000
American Funds - Growth FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.394810 $17.783276 $14.133611 $13.162311 $12.560096 $11.803072 $10.000000	$22.308658 $17.394810 $17.783276 $14.133611 $13.162311 $12.560096 $11.803072	350.444 350.673 769.386 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
American Funds - Growth-Income FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.246619 $16.869803 $14.055048 $12.850493 $12.915654 $11.904007 $10.000000	$20.097293 $16.246619 $16.869803 $14.055048 $12.850493 $12.915654 $11.904007	71.275 89.706 701.545 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
American Funds - International FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.256398 $13.214920 $10.196511 $10.042032 $10.725270 $11.234562 $10.000000	$13.565050 $11.256398 $13.214920 $10.196511 $10.042032 $10.725270 $11.234562	833.571 833.659 1,200.441 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.373966 $14.229697 $12.457995 $11.838471 $11.992238 $11.081541 $10.000000	$16.327487 $13.373966 $14.229697 $12.457995 $11.838471 $11.992238 $11.081541	2,997.649 5,803.570 6,130.608 6,403.323 6,238.808 0.000 0.000	2,859.717 2,859.906 2,860.120 0.000 0.000 0.000 0.000
Fidelity ® VIP Contrafund® Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.059843 $16.400914 $13.712741 $12.939961 $13.100859 $11.928611 $10.000000	$19.446283 $15.059843 $16.400914 $13.712741 $12.939961 $13.100859 $11.928611	4,072.892 2,007.532 2,686.998 1,442.475 1,226,324 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
Fidelity ® VIP Mid Cap Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.634994 $16.266154 $13.718602 $12.460505 $12.877596 $12.347138 $10.000000	$16.519695 $13.634994 $16.266154 $13.718602 $12.460505 $12.877596 $12.347138	1,359.370 1,386.479 1,574.763 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000

B-Share —  (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
Fidelity ® VIP Value Strategies Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.948956 $14.725718 $12.570812 $11.695015 $12.281457 $11.722328 $10.000000	$15.761216 $11.948956 $14.725718 $12.570812 $11.695015 $12.281457 $11.722328	0.000 0.000 0.000 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
State Street Total Return V.I.S. Fund - Class 3(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.508018 $12.553673 $11.093887 $10.652772 $10.999388 $10.663753 $10.000000	$13.055871 $11.508018 $12.553673 $11.093887 $10.652772 $10.999388 $10.663753	0.000 0.000 0.000 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA 60/40 Allocation - Service Class Subaccount inception date May 1, 2018	2019 2018	$9.542077 $9.989207	$11.275452 $9.542077	2,151.778 0.000	0.000 0.000
TA Aegon High Yield Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.949120 $11.442237 $10.849566 $9.590778 $10.188441 $9.997538 $10.000000	$12.274807 $10.949120 $11.442237 $10.849566 $9.590778 $10.188441 $9.997538	2,843.647 860.021 860.576 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.385492 $9.541214 $9.475894 $9.619634 $9.796865 $9.538127 $10.000000	$9.818004 $9.385492 $9.541214 $9.475894 $9.619634 $9.796865 $9.538127	25,507.711 1,616.108 3,466.988 3,460.513 3,660.049 2,958.844 4,381.706	0.000 0.000 0.000 0.000 0.000 0.000 0.000
PAM TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.385492 $9.541214 $9.475894 $9.619634 $9.796865 $9.538127 $10.000000	$9.818004 $9.385492 $9.541214 $9.475894 $9.619634 $9.796865 $9.538127	0.000 0.000 0.000 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA American Funds Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$10.401014 $11.228789 $9.958681 $9.513983 $9.999548	$12.052604 $10.401014 $11.228789 $9.958681 $9.513983	42,263.016 45,491.635 72,167.841 48,284.010 692.673	0.000 0.000 0.000 0.000 0.000
TA Barrow Hanley Dividend Focused - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.503417 $15.546169 $13.609114 $12.073363 $12.763329 $11.592033 $10.000000	$16.413594 $13.503417 $15.546169 $13.609114 $12.073363 $12.763329 $11.592033	0.000 2,556.917 2,709.461 2,836.397 2,972.553 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA BlackRock Global Real Estate Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.478886 $10.747301 $9.841655 $9.963197 $10.218080 $9.169134 $10.000000	$11.644021 $9.478886 $10.747301 $9.841655 $9.963197 $10.218080 $9.169134	4,918.419 0.000 0.000 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000

B-Share —  (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA BlackRock Government Money Market - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.185659 $9.261591 $9.414789 $9.570501 $9.729250 $9.890633 $10.000000	$9.190549 $9.185659 $9.261591 $9.414789 $9.570501 $9.729250 $9.890633	39,362.787 31,432.896 4,255.384 6,596.868 7,077.575 24,530.619 7,372.349	217,591.678 0.000 0.000 0.000 0.000 0.000 994.287
TA BlackRock iShares Edge 40- Service Class(4) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.451163 $11.118304 $10.320288 $10.286837 $10.502019 $10.133949 $10.000000	$11.832669 $10.451163 $11.118304 $10.320288 $10.286837 $10.502019 $10.133949	0.000 3,599.575 3,145.538 3,026.143 0.000 0.000 894.482	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA BlackRock iShares Edge 50 - Service Class(5) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$10.778162 $11.253760 $10.138010 $9.998648	$12.301864 $10.778162 $11.253760 $10.138010	886.101 1,255.271 912.493 0.000	0.000 0.000 0.000 0.000
TA BlackRock iShares Edge 75 - Service Class(6) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.193893 $11.844308 $10.207126 $9.998648	$13.243458 $11.193893 $11.844308 $10.207126	20,456.394 8,141.345 9,855.967 9,857.319	0.000 0.000 0.000 0.000
TA BlackRock iShares Edge 100 - Service Class(7) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.799675 $12.671932 $10.453951 $9.998648	$14.459330 $11.799675 $12.671932 $10.453951	0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.419004 $12.146176 $11.056146 $10.713764 $10.905604 $10.552069 $10.000000	$13.147254 $11.419004 $12.146176 $11.056146 $10.713764 $10.905604 $10.552069	5,022.439 20,890.914 33,377.182 32,736.585 24,276.468 15,536.405 3,033.422	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA International Growth - Service Class(8) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.026912 $12.425138 $9.947032 $10.125599 $10.319130 $11.090899 $10.000000	$12.565517 $10.026912 $12.425138 $9.947032 $10.125599 $10.319130 $11.090899	0.000 0.000 0.000 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Janus Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.229596 $13.459718 $11.721567 $11.444644 $11.620870 $10.956358 $10.000000	$15.846553 $13.229596 $13.459718 $11.721567 $11.444644 $11.620870 $10.956358	31,363.457 32,296.118 35,846.827 65,262.117 5,708.753 2,948.804 2,310.931	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Janus Mid-Cap Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.262563 $13.683922 $10.805595 $11.243877 $12.065997 $12.298900 $10.000000	$17.784783 $13.262563 $13.683922 $10.805595 $11.243877 $12.065997 $12.298900	3,396.692 0.000 0.000 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000

B-Share —  (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA JPMorgan Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.802256 $11.474173 $10.362453 $10.099672 $10.492730 $10.463402 $10.000000	$12.065156 $10.802256 $11.474173 $10.362453 $10.099672 $10.492730 $10.463402	12,845.064 12,900.209 16,013.700 45,017.838 62,279.104 33,511.063 9,729.742	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Asset Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.490322 $14.221662 $11.624448 $11.167282 $11.598634 $11.511064 $10.000000	$15.463330 $12.490322 $14.221662 $11.624448 $11.167282 $11.598634 $11.511064	3,016.487 6,729.767 6,978.856 4,022.028 4,211.358 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.955593 $13.115820 $11.158176 $10.675723 $11.133874 $11.048720 $10.000000	$14.087050 $11.955593 $13.115820 $11.158176 $10.675723 $11.133874 $11.048720	167,185.351 194,302.397 183,125.852 52,265.690 50,785.622 13,857.541 13,363.219	0.000 0.000 0.000 4,417.773 4,822.549 5,267.959 4,816.155
TA JPMorgan Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.370312 $12.213930 $10.692895 $10.327498 $10.765963 $10.666738 $10.000000	$12.993629 $11.370312 $12.213930 $10.692895 $10.327498 $10.765963 $10.666738	32,384.672 10,835.765 57,647.727 72,549.292 46,646.236 49,750.489 17,089.367	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Core Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.821352 $9.994815 $9.824634 $9.786023 $9.915645 $9.591261 $10.000000	$10.458080 $9.821352 $9.994815 $9.824634 $9.786023 $9.915645 $9.591261	600.669 804.129 527.377 453.351 491.995 511.568 290.015	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Enhanced Index - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.446674 $16.751556 $14.095040 $12.894815 $13.156025 $11.735537 $10.000000	$19.856688 $15.446674 $16.751556 $14.095040 $12.894815 $13.156025 $11.735537	0.000 0.000 0.000 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan International Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.224832 $11.801594 $9.876797 $9.933718 $10.293130 $10.547569 $10.000000	$11.828491 $10.224832 $11.801594 $9.876797 $9.933718 $10.293130 $10.547569	3,144.603 3,691.345 7,792.867 7,687.772 7,686.820 2,846.308 2,634.664	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.584086 $15.711794 $14.111462 $12.553342 $13.148614 $11.625085 $10.000000	$16.835192 $13.584086 $15.711794 $14.111462 $12.553342 $13.148614 $11.625085	2,005.026 2,044.991 2,251.950 0.000 0.000 0.000 0.000	1,292.669 1,292.755 1,292.852 0.000 0.000 0.000 0.000

B-Share —  (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.747195 $11.286648 $10.574505 $10.317499 $10.531461 $10.074011 $10.000000	$11.830763 $10.747195 $11.286648 $10.574505 $10.317499 $10.531461 $10.074011	13,983.382 36,643.241 60,110.316 77,604.620 68,340.414 38,064.688 6,813.876	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.670711 $11.221195 $10.326511 $10.568615 $10.972312 $10.282648 $10.000000	$12.181984 $10.670711 $11.221195 $10.326511 $10.568615 $10.972312 $10.282648	22,354.985 40,886.517 43,692.263 60,333.495 37,611.502 24,483.072 13,628.569	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.051644 $11.794672 $10.591426 $10.874653 $11.391564 $10.705543 $10.000000	$12.700114 $11.051644 $11.794672 $10.591426 $10.874653 $11.391564 $10.705543	3,006.282 12,693.021 16,497.473 51,654.428 11,875.159 12,044.507 465.795	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Levin Large Cap Value - Service Class Subaccount inception date May 1, 2018	2019 2018	$8.946722 $9.969727	$10.296154 $8.946722	0.000 0.000	0.000 0.000
TA Madison Diversified Income - Service Class Subaccount inception date June 1, 2017	2019 2018 2017	$11.565080 $11.847855 $11.342925	$13.075607 $11.565080 $11.847855	2,976.658 3,295.344 3,171.619	0.000 0.000 0.000
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.120119 $11.844659 $10.614697 $10.400519 $10.764074 $10.467013 $10.000000	$12.649592 $11.120119 $11.844659 $10.614697 $10.400519 $10.764074 $10.467013	35,583.595 163,225.758 239,145.317 228,463.795 168,106.899 71,664.001 25,120.853	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.955381 $11.554129 $10.578760 $10.333155 $10.577824 $10.218227 $10.000000	$12.089795 $10.955381 $11.554129 $10.578760 $10.333155 $10.577824 $10.218227	3,567.950 7,193.192 6,774.983 17,605.954 14,261.302 11,925.069 12,071.927	0.000 0.000 0.000 0.000 0.000 329.188 0.000
TA Managed Risk - Growth ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.642529 $12.750019 $10.940622 $10.626009 $11.196321 $10.947869 $10.000000	$13.674821 $11.642529 $12.750019 $10.940622 $10.626009 $11.196321 $10.947869	2,991.252 72,629.623 83,811.516 80,895.981 43,662.117 13,501.817 1,095.866	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Market Participation Strategy - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.742654 $12.274093 $11.262211 $10.991679 $11.548912 $10.866845 $10.000000	$13.696629 $11.742654 $12.274093 $11.262211 $10.991679 $11.548912 $10.866845	0.000 137.520 3,004.538 43,602.482 44,734.723 36,722.413 10,286.187	0.000 0.000 0.000 0.000 0.000 0.000 0.000

B-Share —  (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Morgan Stanley Capital Growth - Service Class(9) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$21.976370 $20.993122 $14.896156 $15.532106 $14.168189 $13.615904 $10.000000	$26.690433 $21.976370 $20.993122 $14.896156 $15.532106 $14.168189 $13.615904	5,935.671 6,167.232 6,730.361 753.839 572.009 0.000 0.000	1,454.233 0.000 0.000 0.000 0.000 0.000 0.000
TA Morgan Stanley Global Allocation - Service Class(10) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.822941 $11.911703 $10.669705 $10.373728 $10.677395 $10.678265 $10.000000	$12.545856 $10.822941 $11.911703 $10.669705 $10.373728 $10.677395 $10.678265	31,438.489 40,057.924 27,603.194 18,759.917 2,596.283 0.000 0.000	2,561.558 2,561.727 2,561.919 0.000 0.000 0.000 0.000
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date November 10, 2014	2019 2018 2017 2016 2015 2014	$9.327826 $10.282094 $9.290768 $9.409973 $9.905770 $9.998644	$10.524777 $9.327826 $10.282094 $9.290768 $9.409973 $9.905770	2,670.980 6,350.997 4,574.988 7,811.741 8,269.819 0.000	N/A
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$9.327826 $10.282094 $9.290768 $9.409973 $10.238680	$10.524777 $9.327826 $10.282094 $9.290768 $9.409973	N/A	0.000 0.000 0.000 0.000 0.000
TA MSCI EAFE Index - Service Class(3)(12) Subaccount inception date May 1, 2017	2019 2018 2017	$9.278751 $11.016157 $9.998521	$11.036189 $9.278751 $11.016157	0.000 0.000 0.000	0.000 0.000 0.000
TA Multi-Managed Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.984745 $13.738225 $12.270651 $11.589150 $11.789415 $10.846881 $10.000000	$15.517780 $12.984745 $13.738225 $12.270651 $11.589150 $11.789415 $10.846881	25,806.042 45,981.590 50,914.132 71,061.684 10,552.220 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.086189 $12.111929 $10.989928 $10.601876 $11.059856 $10.427283 $10.000000	$13.050333 $11.086189 $12.111929 $10.989928 $10.601876 $11.059856 $10.427283	0.000 5,420.323 10,495.360 60,578.398 57,997.026 48,456.777 20,401.517	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.944536 $11.731476 $10.803164 $10.461648 $10.861299 $10.156054 $10.000000	$12.656477 $10.944536 $11.731476 $10.803164 $10.461648 $10.861299 $10.156054	16,551.197 12,093.286 10,391.391 26,405.117 23,769.279 12,270.500 12,409.030	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA PIMCO Tactical - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.337944 $12.486932 $11.054983 $10.716348 $11.284678 $10.782951 $10.000000	$13.556427 $11.337994 $12.486932 $11.054983 $10.716348 $11.284678 $10.782951	426.387 9,038.742 11,524.114 48,603.617 10,162.434 2,527.968 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000

B-Share —  (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA PIMCO Total Return - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.720065 $9.984443 $9.699566 $9.622392 $9.732134 $9.482602 $10.000000	$10.346709 $9.720065 $9.984443 $9.699566 $9.622392 $9.732134 $9.482602	10,212.337 11,091.549 25,265.464 33,061.665 30,133.111 32,446.472 10,690.231	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA PineBridge Inflation Opportunities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$8.656480 $8.939511 $8.811960 $8.629981 $9.032552 $8.882785 $10.000000	$9.213171 $8.656480 $8.939511 $8.811960 $8.629981 $9.032552 $8.882785	3,084.324 10,592.797 25,813.596 28,952.104 28,770.333 19,684.958 5,190.102	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.540396 $11.035611 $10.043809 $9.947079 $10.357094 $10.162935 $10.000000	$11.532646 $10.540396 $11.035611 $10.043809 $9.947079 $10.357094 $10.162935	7,320.767 11,526.902 15,262.155 31,386.089 29,298.265 26,032.820 21,806.199	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.024299 $11.918055 $10.070907 $10.040519 $10.921279 $10.756115 $10.000000	$12.075239 $11.024299 $11.918055 $10.070907 $10.040519 $10.921279 $10.756115	455.439 9,516.761 55,399.037 63,746.557 60,823.147 37,141.262 5,408.988	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.751378 $11.406793 $10.044591 $9.993076 $10.613321 $10.413329 $10.000000	$11.752367 $10.751378 $11.406793 $10.044591 $9.993076 $10.613321 $10.413329	0.000 1,307.621 35,273.941 83,028.666 85,820.463 68,359.907 7,459.389	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA S&P 500 Index - Service Class(3)(13) Subaccount inception date May 1, 2017	2019 2018 2017	$10.435474 $11.184152 $9.998521	$13.416257 $10.435474 $11.184152	0.000 0.000 0.000	0.000 0.000 0.000
TA Small Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$14.033549 $16.147648 $14.242354 $11.985086 $12.526940 $12.136615 $10.000000	$17.246669 $14.033549 $16.147648 $14.242354 $11.985086 $12.526940 $12.136615	0.000 0.000 154.576 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA T. Rowe Price Small Cap - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.132468 $17.690455 $14.738321 $13.497831 $13.432961 $12.853885 $10.000000	$21.008243 $16.132468 $17.690455 $14.738321 $13.497831 $13.432961 $12.853885	37.179 37.098 180.696 0.000 0.000 0.000 0.000	1,157.925 1,158.001 1,158.088 0.000 0.000 0.000 0.000
TA TS&W International Equity - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.299846 $12.422077 $10.295319 $10.386586 $10.450790 $11.228868 $10.000000	$12.232180 $10.299846 $12.422077 $10.295319 $10.386586 $10.450790 $11.228868	0.000 0.000 0.000 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000

B-Share —  (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA WMC US Growth - Service Class(14) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.164642 $17.457784 $13.772422 $13.653984 $13.020441 $11.943257 $10.000000	$23.583131 $17.164642 $17.457784 $13.772422 $13.653984 $13.020441 $11.943257	3,942.878 3,823.837 4,159.778 296.299 321.861 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000

Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.091836 $13.142791 $11.561320 $11.258732 $11.305513 $10.736082 $10.000000	$14.051949 $12.091836 $13.142791 $11.561320 $11.258732 $11.305513 $10.736082	131,370.961 123,031.649 121,798.337 106,500.252 100,768.455 60,261.280 9,203.833	10,500.439 10,201.042 6,778.125 6,190.449 6,283.199 5,870.722 1,595.908
AB Growth and Income Portfolio - Class B Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.306681 $16.503992 $14.125713 $12.909472 $12.920273 $12.000655 $10.000000	$18.639081 $15.306681 $16.503992 $14.125713 $12.909472 $12.920273 $12.000655	654,093.552 656,752.950 652,889.230 657,214.504 537,053.698 297,393.821 130,883.307	177,342.900 158,841.346 143,512.313 109,671.509 77,369.103 35,378.213 1,975.885
American Funds - Asset Allocation FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.250286 $14.143600 $12.388916 $11.528463 $11.575911 $11.182807 $10.000000	$15.777009 $13.250286 $14.143600 $12.388916 $11.528463 $11.575911 $11.182807	2,543,770.454 2,090,792.158 1,808,271.735 1,518,578.099 1,064,225.370 542,177.270 202,156.745	151,434.105 121,207.301 112,002.900 55,565.868 45,535.161 34,954.394 32,795.873
American Funds - Bond FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.786010 $10.036296 $9.856862 $9.748383 $9.898318 $9.572853 $10.000000	$10.510874 $9.786010 $10.036296 $9.856862 $9.748383 $9.898318 $9.572853	1,447,770.950 1,161,233.991 1,060,739.134 896,495.790 520,629.599 277,648.265 72,559.232	130,140.642 110,227.879 118,621.984 105,581.648 88,748.879 66,631.836 13,559.146
American Funds - Growth FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.543097 $17.907870 $14.211415 $13.214983 $12.591497 $11.814889 $10.000000	$22.532546 $17.543097 $17.907870 $14.211415 $13.214983 $12.591497 $11.814889	2,554,368.031 2,187,050.121 2,025,799.053 1,482,490.355 1,112,916.540 521,782.334 139,625.304	258,870.218 250,459.981 247,393.352 150,354.305 74,524.364 56,515.113 5,750.234
American Funds - Growth-Income FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.385114 $16.988003 $14.132425 $12.901927 $12.947953 $11.915942 $10.000000	$20.298990 $16.385114 $16.988003 $14.132425 $12.901927 $12.947953 $11.915942	2,443,140.631 2,165,073.298 2,006,116.556 1,723,830.518 1,226,195.233 740,390.457 135,685.357	166,507.881 140,293.787 134,307.236 110,857.471 61,403.588 38,656.944 16,194.310
American Funds - International FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.352381 $13.307525 $10.252663 $10.082239 $10.752102 $11.245813 $10.000000	$13.701222 $11.352381 $13.307525 $10.252663 $10.082239 $10.752102 $11.245813	1,318,040.106 1,134,593.797 1,054,666.632 769,619.467 582,847.034 298,431.729 106,474.392	281,904.377 234,909.894 101,725.577 81,170.853 49,670.229 55,940.282 11,796.178

B-Share —  (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.488186 $14.329580 $12.526690 $11.885961 $12.022287 $11.092651 $10.000000	$16.491649 $13.488186 $14.329580 $12.526690 $11.885961 $12.022287 $11.092651	1,273,352.865 1,133,751.220 1,047,400.914 879,816.155 593,400.350 273,204.004 133,395.960	112,805.975 102,457.780 81,707.627 71,345.399 52,133.830 24,106.110 10,104.166
Fidelity ® VIP Contrafund® Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.188466 $16.516035 $13.788364 $12.991871 $13.133689 $11.940572 $10.000000	$19.641824 $15.188466 $16.516035 $13.788364 $12.991871 $13.133689 $11.940572	1,891,342.939 1,669,629.774 1,604,352.876 1,419,325.511 1,120,089.200 579,212.279 151,751.424	329,848.172 243,462.222 246,142.504 195,132.916 140,148.356 118,853.231 27,809.000
Fidelity ® VIP Mid Cap Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.751449 $16.380325 $13.794257 $12.510483 $12.909862 $12.359513 $10.000000	$16.685794 $13.751449 $16.380325 $13.794257 $12.510483 $12.909862 $12.359513	953,103.290 816,717.752 784,310.250 706,117.266 499,738.116 275,186.445 53,986.481	127,718.093 124,319.231 164,456.106 129,048.068 80,164.896 35,981.779 12,977.702
Fidelity ® VIP Value Strategies Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.051028 $14.829096 $12.640148 $11.741933 $12.312232 $11.734088 $10.000000	$15.919693 $12.051028 $14.829096 $12.640148 $11.741933 $12.312232 $11.734088	365,137.681 281,207.980 263,259.111 250,091.346 223,748.686 131,553.368 43,161.470	53,730.758 58,664.048 56,379.342 48,279.590 19,655.441 41,137.509 899.234
State Street Total Return V.I.S. Fund - Class 3(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.606128 $12.641636 $11.154969 $10.695419 $11.026900 $10.674440 $10.000000	$13.186905 $11.606128 $12.641636 $11.154969 $10.695419 $11.026900 $10.674440	109,718.645 98,611.007 87,873.997 85,546.745 65,690.361 40,643.384 5,609.107	78,033.556 144,271.462 50,993.442 30,094.275 7,122.081 2,242.058 1,601.419
TA 60/40 Allocation - Service Class Subaccount inception date May 1, 2018	2019 2018	$9.551691 $9.989248	$11.303756 $9.551691	117,671.870 34,665.519	2,227.942 0.000
TA Aegon High Yield Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.042623 $11.522555 $10.909402 $9.629248 $10.213968 $10.007569 $10.000000	$12.398207 $11.042623 $11.522555 $10.909402 $9.629248 $10.213968 $10.007569	695,274.656 677,026.470 641,317.721 539,794.471 401,355.169 232,278.299 77,712.400	40,445.810 20,449.012 23,890.336 20,642.438 14,200.268 29,335.126 1,667.082
TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.465640 $9.608183 $9.528141 $9.658209 $9.821416 $9.547700 $10.000000	$9.916710 $9.465640 $9.608183 $9.528141 $9.658209 $9.821416 $9.547700	603,402.517 501,684.492 428,738.858 528,526.442 362,950.205 427,907.606 338,890.611	490,631.369 165,110.085 121,669.840 227,915.932 239,896.234 323,159.505 280,954.452
PAM TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.465640 $9.608183 $9.528141 $9.658209 $9.821416 $9.547700 $10.000000	$9.916710 $9.465640 $9.608183 $9.528141 $9.658209 $9.821416 $9.547700	38,639.061 581,427.962 49,572.753 662,399.601 580,070.992 44,442.215 0.000	35,520.268 225,809.744 43,112.001 181,802.659 170,188.183 2,882.421 0.000

B-Share —  (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA American Funds Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$10.458472 $11.273779 $9.983636 $9.523565 $9.999589	$12.137363 $10.458472 $11.273779 $9.983636 $9.523565	2,940,105.323 2,336,529.730 1,656,994.558 923,327.245 380,024.521	838,946.888 637,286.761 455,837.348 321,338.494 55,084.648
TA Barrow Hanley Dividend Focused - Service Class Subaccount inception date May 1, 2013	2016 2018 2017 2016 2015 2014 2013	$13.618732 $15.655273 $13.684145 $12.121779 $12.795301 $11.603659 $10.000000	$16.578603 $13.618732 $15.655273 $13.684145 $12.121779 $12.795301 $11.603659	534,487.014 496,599.947 501,903.029 471,396.634 381,194.216 272,884.281 89,828.768	119,758.281 134,285.716 119,938.251 105,993.888 51,056.631 15,865.047 4,433.326
TA BlackRock Global Real Estate Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.559871 $10.822763 $9.895937 $10.003181 $10.243698 $9.178335 $10.000000	$11.761133 $9.559871 $10.822763 $9.895937 $10.003181 $10.243698 $9.178335	666,676.919 578,441.475 616,714.071 550,229.254 476,422.298 293,348.493 132,719.253	30,812.484 27,880.039 27,081.757 25,915.974 12,094.498 15,012.556 6,569.304
TA BlackRock Government Money Market - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.264106 $9.326616 $9.466711 $9.608897 $9.753638 $9.900559 $10.000000	$9.282960 $9.264106 $9.326616 $9.466711 $9.608897 $9.753638 $9.900559	1,332,166.287 820,929.422 563,274.413 1,157,645.842 1,254,649.757 552,991.301 369,356.451	91,509.365 128,775.494 286,054.761 481,917.802 173,349.521 277,327.868 440,133.723
TA BlackRock iShares Edge 40- Service Class(4) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.540398 $11.196336 $10.377187 $10.328089 $10.528328 $10.144110 $10.000000	$11.951619 $10.540398 $11.196336 $10.377187 $10.328089 $10.528328 $10.144110	727,330.922 696,563.852 644,817.070 680,988.428 652,575.993 382,786.689 164,123.157	319,614.453 319,857.270 294,524.088 256,070.480 70,273.065 46,684.303 18,214.709
TA BlackRock iShares Edge 50 - Service Class(5) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$10.823311 $11.283871 $10.149951 $9.998771	$12.371941 $10.823311 $11.283871 $10.149951	816,919.386 447,830.927 177,785.772 127,082.054	291,857.378 133,087.714 8,818.190 1,121.476
TA BlackRock iShares Edge 75 - Service Class(6) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.240798 $11.875999 $10.219150 $9.998771	$13.318919 $11.240798 $11.875999 $10.219150	334,147.011 203,622.539 29,959.007 9,920.315	36,272.432 22,074.618 11,796.126 4,635.791
TA BlackRock iShares Edge 100 - Service Class(7) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.849103 $12.705812 $10.466249 $9.998771	$14.541701 $11.849103 $12.705812 $10.466249	113,895.644 99,419.271 73,214.245 1,305.419	3,455.348 2,931.517 1,733.651 0.000
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.516527 $12.231430 $11.117111 $10.756731 $10.932929 $10.562653 $10.000000	$13.279432 $11.516527 $12.231430 $11.117111 $10.756731 $10.932929 $10.562653	2,591,457.276 2,712,309.573 2,981,515.220 2,995,615.346 2,824,171.560 2,279,685.734 1,062,326.524	538,782.475 577,176.900 612,521.258 611,503.376 542,307.444 408,102.800 153,615.213
TA International Growth - Service Class(8) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.112556 $12.512353 $10.001895 $10.166224 $10.344990 $11.102015 $10.000000	$12.691851 $10.112556 $12.512353 $10.001895 $10.166224 $10.344990 $11.102015	665,881.229 617,947.520 640,957.734 514,531.244 401,098.072 198,576.391 54,289.170	78,025.530 81,953.326 166,271.621 96,730.108 64,538.618 31,673.638 9,026.006

B-Share —  (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Janus Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.342590 $13.554207 $11.786229 $11.490564 $11.650000 $10.967341 $10.000000	$16.005890 $13.342590 $13.554207 $11.786229 $11.490564 $11.650000 $10.967341	2,771,472.905 2,670,591.839 2,400,470.726 2,280,541.329 1,900,490.480 1,075,352.419 340,775.936	901,371.790 928,421.371 873,142.689 792,117.654 781,802.068 466,329.663 115,364.242
TA Janus Mid-Cap Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.375818 $13.779967 $10.865180 $11.288974 $12.096220 $12.311215 $10.000000	$17.963577 $13.375818 $13.779967 $10.865180 $11.288974 $12.096220 $12.311215	659,245.625 442,812.111 332,363.084 253,925.443 214,622.396 131,642.141 43,197.745	119,745.940 113,364.058 50,929.238 42,522.390 22,375.179 21,384.766 340.292
TA JPMorgan Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.894537 $11.554742 $10.419628 $10.140218 $10.519054 $10.473903 $10.000000	$12.186495 $10.894537 $11.554742 $10.419628 $10.140218 $10.519054 $10.473903	1,304,142.536 1,345,023.406 1,375,241.303 1,301,934.889 1,048,295.580 808,572.559 197,702.338	234,813.448 248,221.846 202,168.937 239,898.351 142,620.573 111,380.004 38,415.952
TA JPMorgan Asset Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.596995 $14.321488 $11.688562 $11.212077 $11.627700 $11.522602 $10.000000	$15.618803 $12.596995 $14.321488 $11.688562 $11.212077 $11.627700 $11.522602	627,294.394 590,587.513 543,810.019 463,351.539 418,673.387 262,361.605 36,368.007	87,851.657 75,403.134 73,953.774 52,784.743 48,492.774 49,012.000 0.000
TA JPMorgan Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.057698 $13.207882 $11.219717 $10.718558 $11.161786 $11.059804 $10.000000	$14.228679 $12.057698 $13.207882 $11.219717 $10.718558 $11.161786 $11.059804	4,973,481.246 5,099,182.191 5,004,140.803 4,580,191.466 4,228,006.581 2,647,022.142 928,559.387	1,623,482.457 1,677,497.283 1,501,919.229 1,143,027.051 913,343.252 670,113.482 189,578.346
TA JPMorgan Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.467421 $12.299669 $10.751867 $10.368927 $10.792938 $10.677437 $10.000000	$13.124268 $11.467421 $12.299669 $10.751867 $10.368927 $10.792938 $10.677437	10,291,170.956 9,582,931.023 8,622,901.100 8,597,936.171 8,072,655.261 7,047,236.950 2,601,064.736	2,029,694.517 1,858,925.645 1,623,291.871 1,387,636.581 1,249,560.186 1,153,517.511 548,202.427
TA JPMorgan Core Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.905232 $10.064979 $9.878813 $9.825274 $9.940491 $9.600889 $10.000000	$10.563219 $9.905232 $10.064979 $9.878813 $9.825274 $9.940491 $9.600889	1,129,885.638 981,503.015 953,434.664 942,151.177 616,663.647 395,088.549 93,360.784	371,927.248 301,420.224 235,327.190 202,864.847 129,421.407 85,882.493 20,246.996
TA JPMorgan Enhanced Index - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.578583 $16.869122 $14.172754 $12.946539 $13.188990 $11.747303 $10.000000	$20.056322 $15.578583 $16.869122 $14.172754 $12.946539 $13.188990 $11.747303	308,586.099 285,690.983 310,892.416 272,245.987 241,030.105 129,180.322 30,035.290	48,007.756 46,517.383 19,384.422 15,535.465 11,590.613 8,189.077 3,605.691

B-Share —  (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA JPMorgan International Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.312182 $11.884454 $9.931274 $9.973576 $10.318920 $10.558141 $10.000000	$11.947448 $10.312182 $11.884454 $9.931274 $9.973576 $10.318920 $10.558141	1,506,716.233 1,576,816.820 1,414,553.655 1,319,600.927 1,226,183.901 848,630.204 293,777.940	318,193.153 314,883.258 298,097.633 318,498.436 310,383.575 236,610.664 115,528.018
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.700078 $15.822051 $14.189258 $12.603680 $13.181537 $11.636728 $10.000000	$17.004433 $13.700078 $15.822051 $14.189258 $12.603680 $13.181537 $11.636728	896,556.853 841,221.109 818,149.110 712,228.992 476,988.612 299,787.805 74,070.665	108,317.615 118,935.335 108,512.914 130,384.605 91,933.803 74,429.244 9,736.990
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.839008 $11.365915 $10.632847 $10.358900 $10.557858 $10.084125 $10.000000	$11.949729 $10.839008 $11.365915 $10.632847 $10.358900 $10.557858 $10.084125	3,401,466.095 3,420,525.183 3,554,411.553 3,667,830.017 3,291,093.077 2,054,636.551 894,850.257	627,386.557 556,815.231 454,403.949 464,745.439 415,752.063 201,557.433 37,868.617
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.761862 $11.299974 $10.383466 $10.611010 $10.999811 $10.292971 $10.000000	$12.304477 $10.761862 $11.299974 $10.383466 $10.611010 $10.999811 $10.292971	3,554,692.174 3,640,800.881 3,831,873.574 3,949,844.957 2,982,583.051 1,783,972.987 700,100.118	540,426.548 565,446.910 577,396.786 554,668.026 570,511.735 324,670.846 149,268.285
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.145997 $11.877428 $10.649820 $10.918254 $11.420103 $10.716280 $10.000000	$12.827766 $11.145997 $11.877428 $10.649820 $10.918254 $11.420103 $10.716280	1,901,002.166 1,981,456.592 2,074,708.516 2,294,608.176 1,953,463.280 1,121,248.477 317,190.390	425,873.302 435,182.951 449,638.255 431,371.507 437,785.108 256,042.935 99,114.016
TA Levin Large Cap Value - Service Class Subaccount inception date May 1, 2018	2019 2018	$8.955738 $9.969768	$10.322009 $8.955738	61,220.009 17,812.118	5,208.630 0.000
TA Madison Diversified Income - Service Class Subaccount inception date June 1, 2017	2019 2018 2017	$11.663820 $11.930999 $11.412629	$13.207033 $11.663820 $11.930999	381,241.787 298,991.491 261,090.836	26,715.540 10,824.627 268.976
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.215103 $11.927824 $10.673248 $10.442242 $10.791045 $10.477507 $10.000000	$12.776792 $11.215103 $11.927824 $10.673248 $10.442242 $10.791045 $10.477507	10,946,314.313 11,336,074.982 11,532,477.487 11,862,242.225 11,245,688.232 8,044,330.855 2,363,680.143	2,082,347.994 2,108,926.176 1,985,684.563 1,958,837.077 1,970,672.874 1,292,001.114 555,062.407
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.048951 $11.635253 $10.637121 $10.374622 $10.604339 $10.228484 $10.000000	$12.211357 $11.048951 $11.635253 $10.637121 $10.374622 $10.604339 $10.228484	1,151,553.544 1,200,030.500 1,319,995.521 1,367,421.896 1,250,154.759 781,162.937 269,936.394	170,427.391 166,742.607 159,782.360 178,627.021 128,205.289 75,528.265 24,584.744

B-Share —  (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Managed Risk - Growth ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.741949 $12.839508 $11.000943 $10.668632 $11.224368 $10.958846 $10.000000	$13.812289 $11.741949 $12.839508 $11.000943 $10.668632 $11.224368 $10.958846	6,676,987.270 6,875,318.174 7,282,339.849 7,529,268.168 7,291,849.274 5,843,346.997 1,525,463.500	2,530,082.104 2,663,170.607 2,767,492.457 2,719,484.173 2,826,399.286 2,282,851.722 613,609.495
TA Market Participation Strategy - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.842928 $12.360245 $11.324315 $11.035764 $11.577846 $10.877738 $10.000000	$13.863410 $11.842928 $12.360245 $11.324315 $11.035764 $11.577846 $10.877738	1,251,731.467 1,337,614.088 1,437,998.776 1,652,254.434 1,658,155.605 1,310,265.637 435,941.251	289,503.026 301,619.922 307,923.519 303,048.364 303,582.267 219,277.838 120,683.301
TA Morgan Stanley Capital Growth - Service Class(9) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$22.164045 $21.140457 $14.978293 $15.594387 $14.203680 $13.629550 $10.000000	$26.958784 $22.164045 $21.140457 $14.978293 $15.594387 $14.203680 $13.629550	1,058,981.383 416,299.976 313,721.975 263,870.600 211,218.441 93,284.197 10,953.011	127,466.741 12,125.151 10,900.348 7,893.869 2,955.990 10,985.079 316.311
TA Morgan Stanley Global Allocation - Service Class(10) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.915400 $11.995337 $10.728561 $10.415362 $10.704160 $10.688977 $10.000000	$12.672017 $10.915400 $11.995337 $10.728561 $10.415362 $10.704160 $10.688977	2,675,186.883 2,605,784.921 2,700,590.606 2,435,686.485 1,478,259.792 806,988.533 290,422.825	343,871.161 326,392.137 280,799.256 209,716.703 114,980.851 19,102.045 6,629.604
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date November 10, 2014	2019 2018 2017 2016 2015 2014	$9.386058 $10.330687 $9.320727 $9.426201 $9.907970 $9.998767	$10.606383 $9.386058 $10.330687 $9.320727 $9.426201 $9.907970	1,533,506.172 1,305,416.266 1,002,312.697 718,253.060 607,090.827 15,830.286	N/A
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$9.386058 $10.330687 $9.320727 $9.426201 $10.246046	$10.606383 $9.386058 $10.330687 $9.320727 $9.426201	N/A	145,309.516 127,685.486 85,827.049 86,050.647 14,350.025
TA MSCI EAFE Index - Service Class(3) 12) Subaccount inception date May 1, 2017	2019 2018 2017	$9.302137 $11.027259 $9.998644	$11.080598 $9.302137 $11.027259	276,980.323 143,134.753 43,633.001	28,388.012 11,256.816 721.523
TA Multi-Managed Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.095629 $13.834654 $12.338317 $11.635637 $11.818958 $10.857766 $10.000000	$15.673777 $13.095629 $13.834654 $12.338317 $11.635637 $11.818958 $10.857766	2,455,146.369 2,403,712.475 2,559,046.444 2,003,246.105 388,711.442 141,031.551 45,766.840	901,712.958 869,917.094 759,533.398 495,818.051 41,996.249 6,313.753 1,126.357
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.180869 $12.196943 $11.050530 $10.644395 $11.087561 $10.437749 $10.000000	$13.181539 $11.180869 $12.196943 $11.050530 $10.644395 $11.087561 $10.437749	1,908,033.571 2,059,622.554 2,156,973.128 2,007,072.010 1,902,971.324 1,538,245.589 619,870.377	204,531.155 214,794.087 212,166.737 231,085.300 215,785.212 172,680.043 55,050.913

B-Share —  (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.037980 $11.813805 $10.862731 $10.503608 $10.888512 $10.166237 $10.000000	$12.783697 $11.037980 $11.813805 $10.862731 $10.503608 $10.888512 $10.166237	666,700.147 653,859.709 718,348.771 743,577.955 612,774.710 232,491.193 105,628.761	81,809.872 130,749.597 116,757.698 130,189.408 77,630.972 51,810.533 12,527.995
TA PIMCO Tactical - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.434809 $12.574568 $11.115939 $10.759327 $11.312946 $10.793759 $10.000000	$13.692713 $11.434809 $12.574568 $11.115939 $10.759327 $11.312946 $10.793759	1,289,166.943 1,338,538.541 1,302,358.455 1,298,414.762 1,081,739.569 657,580.063 227,623.707	281,974.679 289,213.341 279,984.963 263,782.591 212,891.758 153,961.879 65,251.248
TA PIMCO Total Return - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.803056 $10.054518 $9.753044 $9.660981 $9.756515 $9.492111 $10.000000	$10.450712 $9.803056 $10.054518 $9.753044 $9.660981 $9.756515 $9.492111	2,216,551.663 2,128,922.116 2,076,152.651 1,910,655.234 1,603,950.531 1,065,241.955 518,558.234	472,782.262 439,135.959 363,581.813 306,374.380 205,707.403 174,646.139 62,399.128
TA PineBridge Inflation Opportunities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$8.730406 $9.002267 $8.860548 $8.664600 $9.055195 $8.891705 $10.000000	$9.305793 $8.730406 $9.002267 $8.860548 $8.664600 $9.055195 $8.891705	688,638.118 729,149.874 736,992.236 659,913.703 518,147.053 338,029.436 174,430.368	203,057.107 140,394.224 115,693.011 77,271.956 49,329.679 55,501.532 18,553.856
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.630440 $11.113103 $10.099222 $9.987000 $10.383067 $10.173136 $10.000000	$11.648630 $10.630440 $11.113103 $10.099222 $9.987000 $10.383067 $10.173136	756,802.034 819,484.927 861,121.644 805,064.125 722,460.397 506,327.759 161,863.050	56,320.842 62,818.425 71,923.438 90,102.551 148,827.068 125,791.213 33,390.211
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.118449 $12.001712 $10.126448 $10.080796 $10.948638 $10.766901 $10.000000	$12.196651 $11.118449 $12.001712 $10.126448 $10.080796 $10.948638 $10.766901	1,716,046.498 1,799,312.022 1,961,550.275 1,959,343.916 2,195,858.600 1,734,327.967 648,535.359	256,977.386 307,409.183 333,293.573 416,566.969 498,518.632 387,940.398 115,859.600
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.843172 $11.486840 $10.099967 $10.033147 $10.639903 $10.423761 $10.000000	$11.870494 $10.843172 $11.486840 $10.099967 $10.033147 $10.639903 $10.423761	3,392,318.696 3,463,314.892 3,448,366.529 3,476,455.560 3,590,980.421 3,354,210.530 1,218,304.781	593,236.793 517,634.370 410,118.907 437,725.192 432,796.812 414,295.258 128,905.125
TA S&P 500 Index - Service Class(3)(13) Subaccount inception date May 1, 2017	2019 2018 2017	$10.461768 $11.195411 $9.998644	$13.470249 $10.461768 $11.195411	587,376.606 244,242.168 95,098.874	289,466.242 91,794.467 9,458.526
TA Small Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$14.153381 $16.260968 $14.320881 $12.033157 $12.558326 $12.148774 $10.000000	$17.420053 $14.153381 $16.260968 $14.320881 $12.033157 $12.558326 $12.148774	592,815.833 555,896.904 523,635.252 392,739.616 322,389.693 249,092.588 69,255.931	85,270.385 60,878.773 52,698.784 43,315.463 29,984.253 23,485.614 1,084.477

B-Share —  (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA T. Rowe Price Small Cap - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.270236 $17.814617 $14.819586 $13.551960 $13.466613 $12.866763 $10.000000	$21.219453 $16.270236 $17.814617 $14.819586 $13.551960 $13.466613 $12.866763	1,069,722.852 905,451.449 822,067.450 690,199.274 546,797.845 305,737.792 68,144.429	205,108.166 183,675.132 169,072.394 143,538.511 82,152.826 51,364.263 6,677.005
TA TS&W International Equity - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.387822 $12.509279 $10.352100 $10.428264 $10.476993 $11.240128 $10.000000	$12.355179 $10.387822 $12.509279 $10.352100 $10.428264 $10.476993 $11.240128	386,378.436 357,915.746 308,477.093 259,634.586 228,688.819 105,923.732 33,057.840	35,014.108 19,910.456 17,234.717 15,356.821 11,779.406 8,068.633 6,039.947
TA WMC US Growth - Service Class(14) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.311212 $17.580291 $13.848351 $13.708735 $13.053061 $11.955227 $10.000000	$23.820192 $17.311212 $17.580291 $13.848351 $13.708735 $13.053061 $11.955227	626,800.389 435,377.202 387,490.752 392,527.109 319,849.310 236,173.898 45,675.117	121,053.166 84,544.235 77,269.263 68,063.936 52,423.685 4,077.521 0.000

Separate Account Expense 1.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.229721 $13.265939 $11.646400 $11.318968 $11.343284 $10.750435 $10.000000	$14.240631 $12.229721 $13.265939 $11.646400 $11.318968 $11.343284 $10.750435	812,111.659 753,816.358 623,215.371 502,881.965 455,090.353 393,225.067 267,220.904	118,570.426 93,140.569 44,667.801 27,056.567 24,521.475 10,094.971 2,964.262
AB Growth and Income Portfolio - Class B Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.481189 $16.658578 $14.229627 $12.978543 $12.963438 $12.016687 $10.000000	$18.889318 $15.481189 $16.658578 $14.229627 $12.978543 $12.963438 $12.016687	1,531,548.158 1,279,010.377 1,384,218.428 1,260,445.860 945,094.363 587,712.929 183,618.663	321,801.920 259,485.344 265,076.789 159,011.698 112,724.542 59,344.821 11,850.242
American Funds - Asset Allocation FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.401339 $14.276088 $12.480067 $11.590179 $11.614612 $11.197765 $10.000000	$15.988802 $13.401339 $14.276088 $12.480067 $11.590179 $11.614612 $11.197765	9,119,386.512 6,878,216.464 5,823,352.885 3,903,385.449 2,720,425.164 1,582,900.388 526,445.841	1,049,204.376 1,072,788.997 870,197.902 750,045.847 224,846.179 157,965.515 28,351.522
American Funds - Bond FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.897565 $10.130310 $9.929369 $9.800537 $9.931396 $9.585654 $10.000000	$10.651966 $9.897565 $10.130310 $9.929369 $9.800537 $9.931396 $9.585654	5,449,782.304 4,537,869.985 5,293,833.062 3,642,645.299 2,576,177.547 1,903,463.496 438,960.594	609,986.306 540,810.212 514,137.613 449,149.112 310,062.628 185,552.208 51,185.079
American Funds - Growth FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.743061 $18.075582 $14.315957 $13.285705 $12.633586 $11.830688 $10.000000	$22.834999 $17.743061 $18.075582 $14.315957 $13.285705 $12.633586 $11.830688	9,592,666.882 6,407,935.612 5,597,538.999 3,828,625.104 2,612,821.220 1,263,905.792 491,243.624	1,294,342.317 900,174.965 661,629.077 402,386.735 241,108.869 85,407.943 9,831.398

B-Share —  (Continued)
Separate Account Expense 1.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
American Funds - Growth-Income FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.571891 $17.147103 $14.236379 $12.970965 $12.991220 $11.931867 $10.000000	$20.571466 $16.571891 $17.147103 $14.236379 $12.970965 $12.991220 $11.931867	7,933,327.487 6,098,745.961 5,512,296.014 4,212,430.232 2,946,870.889 1,776,072.404 468,209.033	668,747.191 506,097.228 329,767.984 223,024.159 108,633.234 38,073.258 7,621.422
American Funds - International FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.481798 $13.432170 $10.328094 $10.136201 $10.788034 $11.260843 $10.000000	$13.885159 $11.481798 $13.432170 $10.328094 $10.136201 $10.788034 $11.260843	4,980,259.401 4,202,293.065 2,592,746.805 1,811,487.965 1,150,475.774 528,244.877 221,404.888	831,682.097 573,434.248 199,067.363 114,814.438 66,127.553 55,666.789 5,831.571
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.641930 $14.463790 $12.618836 $11.949550 $12.062460 $11.107482 $10.000000	$16.713017 $13.641930 $14.463790 $12.618836 $11.949550 $12.062460 $11.107482	5,460,686.416 4,330,871.436 3,404,646.222 2,718,419.249 2,102,030.771 1,318,331.404 385,204.975	416,399.905 399,321.516 306,970.063 247,618.014 222,219.041 117,346.357 51,236.774
Fidelity ® VIP Contrafund® Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.361620 $16.670738 $13.889797 $13.061381 $13.177562 $11.956533 $10.000000	$19.905515 $15.361620 $16.670738 $13.889797 $13.061381 $13.177562 $11.956533	5,865,463.318 4,116,787.604 3,740,805.962 2,867,143.605 2,078,692.893 1,120,674.667 322,301.150	1,125,111.518 78,072.983 692,963.272 468,885.572 333,203.821 182,600.154 42,754.762
Fidelity ® VIP Mid Cap Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.908228 $16.533749 $13.895732 $12.577430 $12.953004 $12.376023 $10.000000	$16.909817 $13.908228 $16.533749 $13.895732 $12.577430 $12.953004 $12.376023	3,357,740.533 2,315,300.220 2,036,206.240 1,462,172.599 1,084,200.133 685,821.654 334,929.528	685,197.672 536,456.688 431,355.903 231,478.894 162,352.751 95,219.188 12,831.301
Fidelity ® VIP Value Strategies Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.188403 $14.967972 $12.733120 $11.804746 $12.353364 $11.749767 $10.000000	$16.133398 $12.188403 $14.967972 $12.733120 $11.804746 $12.353364 $11.749767	1,549,823.582 946,871.468 884,914.064 601,145.167 520,806.137 369,376.060 111,370.977	331,967.551 215,891.720 121,968.735 83,745.303 59,553.132 48,594.330 11,396.880
State Street Total Return V.I.S. Fund - Class 3(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.738485 $12.760104 $11.237079 $10.752653 $11.063752 $10.688708 $10.000000	$13.363990 $11.738485 $12.760104 $11.237079 $10.752653 $11.063752 $10.688708	471,195.698 409,243.639 382,057.197 275,465.530 235,548.227 177,694.429 74,398.651	97,231.746 109,474.751 52,505.098 6,952.933 4,340.814 1,679.847 489.652
TA 60/40 Allocation - Service Class Subaccount inception date May 1, 2018	2019 2018	$9.564532 $9.989303	$11.341606 $9.564532	527,550.373 119,976.319	19,113.262 27,455.705
TA Aegon High Yield Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.168500 $11.630493 $10.989661 $9.680785 $10.248119 $10.020960 $10.000000	$12.564622 $11.168500 $11.630493 $10.989661 $9.680785 $10.248119 $10.020960	2,286,887.804 1,845,607.063 1,794,790.186 2,248,332.913 2,295,513.349 1,038,247.528 1,626,123.155	172,677.990 135,039.962 135,480.415 103,653.230 72,638.287 43,093.474 12,108.444

B-Share —  (Continued)
Separate Account Expense 1.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.573538 $9.698183 $9.598228 $9.709894 $9.854238 $9.560474 $10.000000	$10.049829 $9.573538 $9.698183 $9.598228 $9.709894 $9.854238 $9.560474	3,328,948.911 2,587,637.829 2,295,461.235 2,692,422.072 1,793,886.425 1,841,111.029 1,563,825.254	988,528.549 575,505.620 537,236.191 843,200.505 722,951.278 334,376.822 456,728.733
PAM TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.573538 $9.698183 $9.598228 $9.709894 $9.854238 $9.560474 $10.000000	$10.049829 $9.573538 $9.698183 $9.598228 $9.709894 $9.854238 $9.560474	592,778.616 6,448,823.102 1,172,724.402 5,835,936.087 5,171,644.291 349,553.555 5,913.906	82,024.300 1,410,387.223 139,714.195 1,116,647.989 949,243.544 47,635.117 0.000
TA American Funds Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$10.535539 $11.334033 $10.017007 $9.536375 $9.999644	$12.251283 $10.535539 $11.334033 $10.017007 $9.536375	27,613,108.893 21,725,711.650 15,504,036.487 9,891,609.117 3,684,211.319	2,398,185.779 2,053,668.503 1,597,642.687 1,078,208.358 531,764.216
TA Barrow Hanley Dividend Focused - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.773995 $15.801913 $13.784815 $12.186650 $12.838062 $11.619171 $10.000000	$16.801175 $13.773995 $15.801913 $13.784815 $12.186650 $12.838062 $11.619171	1,913,932.444 1,657,867.486 1,745,190.991 1,481,345.369 1,060,213.602 794,609.291 243,887.144	296,873.564 209,293.366 188,632.173 136,736.325 55,917.298 7,874.649 677.588
TA BlackRock Global Real Estate Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.668861 $10.924142 $9.968738 $10.056719 $10.277936 $9.190623 $10.000000	$11.919022 $9.668861 $10.924142 $9.968738 $10.056719 $10.277936 $9.190623	1,479,023.452 1,108,305.788 1,178,420.356 995,776.353 759,876.571 442,626.701 178,373.329	126,455.548 89,873.147 93,321.392 67,923.112 42,574.101 19,299.463 8,230.003
TA BlackRock Government Money Market - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.369739 $9.414005 $9.536370 $9.660323 $9.786246 $9.913807 $10.000000	$9.407600 $9.369739 $9.414005 $9.536370 $9.660323 $9.786246 $9.913807	7,487,777.559 5,376,722.182 4,121,309.777 4,599,372.916 3,733,409.851 2,695,157.653 1,918,148.551	955,752.270 712,145.682 812,190.477 1,000,334.458 1,256,086.721 1,062,094.764 794,012.415
TA BlackRock iShares Edge 40- Service Class(4) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.660568 $11.301221 $10.453538 $10.383365 $10.563518 $10.157681 $10.000000	$12.112072 $10.660568 $11.301221 $10.453538 $10.383365 $10.563518 $10.157681	3,855,221.379 3,336,071.789 3,254,697.631 3,187,671.328 2,651,637.829 1,683,653.395 810,279.100	425,332.496 373,261.365 359,559.335 370,430.762 311,001.952 211,734.449 74,224.183
TA BlackRock iShares Edge 50 - Service Class(5) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$10.883793 $11.324113 $10.165861 $9.998934	$12.465979 $10.883793 $11.324113 $10.165861	7,142,051.262 3,280,926.460 1,245,673.950 667,828.423	826,601.412 379,812.683 165,340.457 71,368.401
TA BlackRock iShares Edge 75 - Service Class(6) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.303598 $11.918343 $10.235165 $9.998934	$13.420135 $11.303598 $11.918343 $10.235165	2,229,691.516 1,127,697.901 210,644.804 146,462.321	465,080.311 302,609.786 295,363.493 53,151.657
TA BlackRock iShares Edge 100 - Service Class(7) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.915307 $12.751118 $10.482653 $9.998934	$14.652219 $11.915307 $12.751118 $10.482653	734,755.091 414,139.646 648,927.064 336,088.569	100,295.797 60,923.587 45,085.944 35,757.503

B-Share —  (Continued)
Separate Account Expense 1.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.647816 $12.346011 $11.198904 $10.814301 $10.969470 $10.576786 $10.000000	$13.457711 $11.647816 $12.346011 $11.198904 $10.814301 $10.969470 $10.576786	15,736,138.667 16,770,077.309 17,392,774.195 16,767,485.965 13,322,996.553 9,840,157.007 4,121,639.585	2,022,924.840 2,107,367.859 2,086,355.858 1,985,574.337 1,746,164.959 1,261,558.778 599,756.578
TA International Growth - Service Class(8) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.227868 $12.629568 $10.075478 $10.220624 $10.379554 $11.116849 $10.000000	$12.862273 $10.227868 $12.629568 $10.075478 $10.220624 $10.379554 $11.116849	1,553,803.126 1,409,557.340 1,520,913.440 1,173,713.374 905,204.375 398,186.488 109,936.208	180,910.135 179,594.584 288,579.661 153,109.851 89,661.020 31,236.543 6,156.331
TA Janus Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.494713 $13.681193 $11.872953 $11.552058 $11.688939 $10.982007 $10.000000	$16.220771 $13.494713 $13.681193 $11.872953 $11.552058 $11.688939 $10.982007	15,967,013.582 15,123,174.730 14,247,830.433 12,311,660.109 8,353,356.336 3,792,971.424 1,063,072.812	2,010,553.209 1,953,843.112 1,719,645.645 1,391,847.276 955,660.118 564,867.035 141,887.419
TA Janus Mid-Cap Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.528341 $13.909077 $10.945147 $11.349403 $12.136644 $12.327660 $10.000000	$18.204789 $13.528341 $13.909077 $10.945147 $11.349403 $12.136644 $12.327660	2,223,253.082 1,318,457.809 1,021,110.327 766,452.846 554,182.801 283,489.368 119,481.016	308,136.689 148,254.915 40,448.210 31,065.111 22,081.413 7,175.460 883.095
TA JPMorgan Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.018726 $11.662972 $10.496265 $10.194463 $10.554197 $10.487906 $10.000000	$12.350088 $11.018726 $11.662972 $10.496265 $10.194463 $10.554197 $10.487906	9,331,488.532 8,732,785.588 8,129,518.982 7,369,662.075 6,590,300.451 4,424,753.668 1,967,675.135	1,272,888.913 1,291,025.983 1,287,130.865 998,390.073 854,687.950 511,293.968 155,033.857
TA JPMorgan Asset Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.740597 $14.455608 $11.774539 $11.272065 $11.666538 $11.538002 $10.000000	$15.828470 $12.740597 $14.455608 $11.774539 $11.272065 $11.666538 $11.538002	1,842,216.938 1,302,827.050 1,235,465.890 872,257.069 785,035.090 542,290.840 216,198.483	164,791.704 140,684.458 136,170.055 124,702.774 112,732.603 50,616.324 9,104.650
TA JPMorgan Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.195165 $13.331600 $11.302262 $10.775920 $11.199081 $11.074586 $10.000000	$14.419708 $12.195165 $13.331600 $11.302262 $10.775920 $11.199081 $11.074586	23,493,194.258 24,195,032.665 22,719,509.550 17,160,543.887 13,412,471.766 8,497,318.082 2,921,058.560	2,784,877.005 2,883,904.801 2,724,396.800 2,250,585.291 1,765,194.953 1,180,685.812 371,964.713
TA JPMorgan Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.598142 $12.414876 $10.830967 $10.424423 $10.829022 $10.691713 $10.000000	$13.300434 $11.598142 $12.414876 $10.830967 $10.424423 $10.829022 $10.691713	67,908,375.812 58,196,308.663 44,749,883.289 43,643,996.120 43,022,329.555 39,414,063.697 14,786,654.800	6,367,755.686 5,669,690.220 4,438,856.449 4,409,851.171 4,293,914.196 3,483,820.428 1,081,046.301

B-Share —  (Continued)
Separate Account Expense 1.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA JPMorgan Core Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.018152 $10.159265 $9.951494 $9.877856 $9.973722 $9.613735 $10.000000	$10.704024 $10.018152 $10.159265 $9.951494 $9.877856 $9.973722 $9.613735	5,838,172.451 5,193,540.763 5,071,249.516 4,241,433.510 2,763,432.839 1,605,693.871 379,935.488	1,019,415.747 883,885.999 821,623.219 782,795.964 436,641.592 224,897.387 71,642.116
TA JPMorgan Enhanced Index - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.756161 $17.027100 $14.276994 $13.015793 $13.233041 $11.762996 $10.000000	$20.325541 $15.756161 $17.027100 $14.276994 $13.015793 $13.233041 $11.762996	905,785.444 659,574.990 565,681.244 442,471.565 301,107.863 218,325.304 31,034.738	75,926.246 85,055.627 84,677.664 76,337.240 16,447.897 12,705.113 2,279.833
TA JPMorgan International Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.429721 $11.995753 $10.004331 $10.026952 $10.353417 $10.572261 $10.000000	$12.107812 $10.429721 $11.995753 $10.004331 $10.026952 $10.353417 $10.572261	6,715,159.906 7,031,345.151 6,679,959.063 5,032,791.726 4,352,263.937 2,707,685.708 1,001,377.152	734,157.306 767,559.188 731,831.745 695,932.137 579,400.271 338,155.595 125,901.112
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.856254 $15.970242 $14.293621 $12.671111 $13.225582 $11.652289 $10.000000	$17.232694 $13.856254 $15.970242 $14.293621 $12.671111 $13.225582 $11.652289	2,413,403.818 1,829,779.803 1,743,318.414 1,326,331.648 891,152.801 496,877.578 134,498.465	358,527.443 270,736.483 200,529.627 190,085.792 90,657.356 58,175.369 12,779.756
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.962603 $11.472408 $10.711093 $10.414355 $10.593167 $10.097615 $10.000000	$12.110188 $10.962603 $11.472408 $10.711093 $10.414355 $10.593167 $10.097615	18,366,820.473 18,163,711.208 18,246,070.081 18,032,239.382 15,224,511.896 9,673,496.652 3,647,455.492	2,585,676.642 2,625,312.760 2,608,486.734 2,573,082.452 1,929,859.739 972,738.112 315,777.929
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.884557 $11.405837 $10.459865 $10.667801 $11.036579 $10.306733 $10.000000	$12.469681 $10.884557 $11.405837 $10.459865 $10.667801 $11.036579 $10.306733	23,052,221.916 23,551,863.760 24,698,180.294 26,984,322.609 23,270,689.215 11,455,244.918 4,201,161.307	2,678,302.706 2,772,645.966 3,225,027.403 3,292,643.389 2,866,452.866 1,357,996.260 487,654.222
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.273056 $11.988685 $10.728165 $10.976679 $11.458264 $10.730609 $10.000000	$12.999974 $11.273056 $11.988685 $10.728165 $10.976679 $11.458264 $10.730609	8,391,956.034 8,827,153.810 9,278,390.108 9,463,756.250 7,989,183.294 3,706,614.257 1,118,117.415	1,589,993.613 1,656,607.885 1,755,275.227 1,935,701.670 1,827,734.681 1,071,154.990 446,170.412
TA Levin Large Cap Value - Service Class Subaccount inception date May 1, 2018	2019 2018	$8.967781 $9.969823	$10.356579 $8.967781	404,258.688 62,093.842	53,989.579 4,930.839
TA Madison Diversified Income - Service Class Subaccount inception date June 1, 2017	2019 2018 2017	$11.796811 $12.042783 $11.138948	$13.384374 $11.796811 $12.042783	3,378,894.664 2,805,869.832 2,784,065.023	198,988.478 103,794.325 58,981.430

B-Share —  (Continued)
Separate Account Expense 1.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.342958 $12.039560 $10.751772 $10.498125 $10.827115 $10.491519 $10.000000	$12.948318 $11.342958 $12.039560 $10.751772 $10.498125 $10.827115 $10.491519	86,842,901.571 89,747,484.008 92,025,653.349 92,913,771.231 88,214,890.695 59,306,574.409 18,434,492.325	11,834,912.356 11,913,003.627 11,518,842.088 11,171,168.043 10,488,321.409 6,747,588.753 1,923,319.848
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.174893 $11.744234 $10.715366 $10.430131 $10.639777 $10.242158 $10.000000	$12.375281 $11.174893 $11.744234 $10.715366 $10.430131 $10.639777 $10.242158	8,075,630.462 8,204,167.248 8,267,250.367 8,108,185.282 7,412,878.936 4,694,520.955 1,618,607.230	1,262,908.865 1,276,454.109 1,309,948.853 1,207,976.550 989,793.825 580,152.452 254,689.318
TA Managed Risk - Growth ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.875819 $12.959786 $11.081887 $10.725732 $11.261890 $10.973502 $10.000000	$13.997728 $11.875819 $12.959786 $11.081887 $10.725732 $11.261890 $10.973502	25,390,841.333 26,642,741.182 28,075,509.366 27,563,516.359 26,023,451.584 19,834,296.274 ,6,571,228.797	4,288,894.418 4,441,065.708 4,826,256.728 4,669,714.368 4,982,747.395 3,847,629.433 1,174,019.131
TA Market Participation Strategy - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.977936 $12.476033 $11.407632 $11.094806 $11.616532 $10.892283 $10.000000	$14.020029 $11.977936 $12.476033 $11.407632 $11.094806 $11.616532 $10.892283	6,778,158.650 7,265,888.250 7,914,126.891 8,682,436.920 8,329,407.278 6,715,283.322 2,038,067.991	984,494.676 1,058,496.974 1,143,141.849 1,193,889.896 1,039,548.227 885,097.098 333,672.269
TA Morgan Stanley Capital Growth - Service Class(9) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$22.416568 $21.338334 $15.088414 $15.677777 $14.251112 $13.647750 $10.000000	$27.320526 $22.416568 $21.338334 $15.088414 $15.677777 $14.251112 $13.647750	3,870,688.226 1,142,063.364 792,594.137 480,980.965 304,253.707 133,481.154 22,128.499	493,203.883 202,657.647 157,689.121 130,875.644 24,027.587 2,298.094 868.595
TA Morgan Stanley Global Allocation - Service Class(10) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.039845 $12.107713 $10.807498 $10.471099 $10.739932 $10.703267 $10.000000	$12.842151 $11.039845 $12.107713 $10.807498 $10.471099 $10.739932 $10.703267	12,305,187.654 12,883,813.677 13,108,339.031 10,602,051.876 5,288,964.909 2,600,376.005 1,191,069.381	1,188,025.645 1,193,463.576 1,048,955.873 659,277.615 269,610.823 83,097.770 20,841.400
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date November 10, 2014	2019 2018 2017 2016 2015 2014	$9.464257 $10.395820 $9.360815 $9.447880 $9.910906 $9.998931	$10.716157 $9.464257 $10.395820 $9.360815 $9.447880 $9.910906	9,338,598.980 7,534,928.807 5,841,730.122 5,318,610.365 3,809,465.702 107,694.441	N/A
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$9.464257 $10.395820 $9.360815 $9.447880 $10.255876	$10.716157 $9.464257 $10.395820 $9.360815 $9.447880	N/A	687,386.422 588,657.349 443,595.060 412,042.381 215,113.201
TA MSCI EAFE Index - Service Class(3)(12) Subaccount inception date May 1, 2017	2019 2018 2017	$9.333397 $11.042056 $9.998808	$11.140094 $9.333397 $11.042056	1,095,408.551 418,446.817 79,848.413	163,631.540 44,127.495 22,400.850

B-Share —  (Continued)
Separate Account Expense 1.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Multi-Managed Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.244911 $13.964235 $12.429084 $11.697900 $11.858446 $10.872281 $10.000000	$15.884190 $13.244911 $13.964235 $12.429084 $11.697900 $11.858446 $10.872281	16,848,742.325 17,161,359.738 17,573,872.378 12,029,262.665 1,750,200.128 274,739.580 78,350.446	3,141,695.563 3,190,588.373 3,069,406.808 1,879,400.175 213,241.130 104,177.057 8,105.229
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.308343 $12.311207 $11.131834 $10.701368 $11.124623 $10.451710 $10.000000	$13.358509 $11.308343 $12.311207 $11.131834 $10.701368 $11.124623 $10.451710	9,516,342.709 10,174,900.542 10,946,461.922 11,452,004.048 10,683,318.371 8,884,589.896 3,647,376.276	1,083,505.103 1,104,649.683 1,157,868.609 1,206,710.083 1,014,625.490 900,285.749 363,358.111
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.163861 $11.924511 $10.942677 $10.559845 $10.924926 $10.179845 $10.000000	$12.955369 $11.163861 $11.924511 $10.942677 $10.559845 $10.924926 $10.179845	5,237,103.348 5,224,914.807 5,685,902.758 5,871,431.061 4,889,845.914 1,579,140.211 624,928.717	722,289.042 717,366.704 774,411.045 813,979.499 519,473.755 174,401.927 38,034.235
TA PIMCO Tactical - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.565168 $12.692341 $11.197710 $10.816892 $11.350744 $10.808186 $10.000000	$13.876537 $11.565168 $12.692341 $11.197710 $10.816892 $11.350744 $10.808186	7,330,055.018 7,557,041.367 7,909,038.989 7,402,425.723 5,536,939.867 1,983,029.316 732,620.732	1,126,039.019 1,129,464.666 1,088,767.487 936,291.616 733,002.344 350,214.248 56,134.232
TA PIMCO Total Return - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.914819 $10.148714 $9.824802 $9.712694 $9.789141 $9.504820 $10.000000	$10.591024 $9.914819 $10.148714 $9.824802 $9.712694 $9.789141 $9.504820	10,878,359.541 9,901,127.179 9,493,347.879 8,384,913.510 6,650,984.685 4,704,987.215 2,266,145.450	1,823,121.915 1,761,454.351 1,684,691.488 1,508,850.263 973,835.975 495,278.990 161,131.774
TA PineBridge Inflation Opportunities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$8.829936 $9.086605 $8.925749 $8.710984 $9.085471 $8.903606 $10.000000	$9.430728 $8.829936 $9.086605 $8.925749 $8.710984 $9.085471 $8.903606	3,462,753.086 3,802,299.557 3,744,101.294 3,242,919.675 2,869,756.696 2,258,495.671 690,784.452	370,731.483 389,264.523 373,895.634 277,032.070 224,880.072 138,604.665 58,498.384
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.751641 $11.217207 $10.173525 $10.040445 $10.417774 $10.186747 $10.000000	$11.805017 $10.751641 $11.217207 $10.173525 $10.040445 $10.417774 $10.186747	3,702,951.389 3,821,388.593 4,068,063.205 4,409,415.909 4,163,327.162 3,183,886.653 1,398,106.099	450,014.023 459,013.630 485,182.204 478,585.598 552,882.139 324,422.935 118,979.550
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.245221 $12.114142 $10.200955 $10.134748 $10.985233 $10.781296 $10.000000	$12.360417 $11.245221 $12.114142 $10.200955 $10.134748 $10.985233 $10.781296	6,899,754.662 7,396,564.777 7,696,821.913 7,806,586.717 7,689,285.403 5,428,410.614 2,011,013.610	953,616.745 978,313.943 1,023,840.279 1,092,420.428 1,104,113.706 860,078.552 216,685.371

B-Share —  (Continued)
Separate Account Expense 1.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.966795 $11.594458 $10.174287 $10.086856 $10.675473 $10.437709 $10.000000	$12.029869 $10.966795 $11.594458 $10.174287 $10.086856 $10.675473 $10.437709	19,081,520.487 19,361,228.760 18,423,471.855 19,518,423.400 20,140,864.592 19,316,097.476 8,269,991.501	1,634,874.970 1,633,606.607 1,641,023.766 1,697,322.547 1,768,559.551 1,628,220.302 647,314.571
TA S&P 500 Index - Service Class(3)(13) Subaccount inception date May 1, 2017	2019 2018 2017	$10.496897 $11.210437 $9.998808	$13.542532 $10.496897 $11.210437	5,066,253.496 1,318,889.940 667,835.226	867,073.988 109,016.890 54,018.223
TA Small Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$14.314726 $16.413265 $14.426219 $12.097538 $12.600284 $12.165005 $10.000000	$17.653902 $14.314726 $16.413265 $14.426219 $12.097538 $12.600284 $12.165005	2,103,010.974 1,322,462.679 1,170,816.577 814,006.692 647,804.822 362,392.771 125,178.885	291,005.098 193,361.858 150,388.044 96,299.924 61,629.427 37,106.586 6,005.496
TA T. Rowe Price Small Cap - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.455703 $17.981448 $14.928581 $13.624458 $13.511598 $12.883957 $10.000000	$21.504302 $16.455703 $17.981448 $14.928581 $13.624458 $13.511598 $12.883957	3,648,135.893 2,384,534.860 2,127,258.620 1,680,511.445 1,182,146.738 635,447.438 196,039.006	630,334.274 407,662.014 290,707.507 190,625.336 107,755.608 57,477.608 10,052.774
TA TS&W International Equity - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.506262 $12.626451 $10.428256 $10.484066 $10.511998 $11.255138 $10.000000	$12.521059 $10.506262 $12.626451 $10.428256 $10.484066 $10.511998 $11.255138	1,037,924.368 768,761.931 662,306.861 526,576.046 322,195.982 168,484.824 55,865.806	97,399.791 61,963.355 55,541.983 30,647.401 21,734.905 11,562.148 3,504.886
TA WMC US Growth - Service Class(14) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.508506 $17.744914 $13.950203 $13.782074 $13.096676 $11.971204 $10.000000	$24.139880 $17.508506 $17.744914 $13.950203 $13.782074 $13.096676 $11.971204	2,509,073.112 1,196,989.163 1,069,693.511 822,318.496 557,874.933 270,746.849 118,756.937	572,965.591 338,263.563 332,762.470 212,744.538 92,208.945 23,878.454 4,115.231

Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.334112 $13.359003 $11.710586 $11.364376 $11.371714 $10.761224 $10.000000	$14.383748 $12.334112 $13.359003 $11.710586 $11.364376 $11.371714 $10.761224	328,505.108 175,683.275 103,142.056 64,510.196 64,263.104 37,128.764 14,995.732	28,193.872 28,657.453 6,380.607 0.000 0.000 2,670.490 0.000
AB Growth and Income Portfolio - Class B Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.613345 $16.775458 $14.308066 $13.030577 $12.995901 $12.028720 $10.000000	$19.079164 $15.613345 $16.775458 $14.308066 $13.030577 $12.995901 $12.028720	265,159.874 149,009.605 164,611.425 138,862.092 123,470.356 92,791.945 35,314.073	52,547.069 36,996.025 32,453.369 31,632.581 27,453.233 24,093.739 3,498.424

B-Share —  (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
American Funds - Asset Allocation FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.515767 $14.376273 $12.548874 $11.636649 $11.643706 $11.208984 $10.000000	$16.149529 $13.515767 $14.376273 $12.548874 $11.636649 $11.643706 $11.208984	1,555,165.027 981,904.031 590,650.159 525,236.696 368,263.063 293,609.932 138,211.893	89,763.562 64,067.036 35,117.407 11,607.906 7,769.297 4.304 0.000
American Funds - Bond FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.982121 $10.201452 $9.984156 $9.839875 $9.956305 $9.595288 $10.000000	$10.759093 $9.982121 $10.201452 $9.984156 $9.839875 $9.956305 $9.595288	1,799,297.017 1,548,811.031 1,475,335.846 1,337,423.821 957,268.026 552,968.936 146,080.294	253,074.294 227,727.906 215,679.081 197,584.875 116,806.127 74,055.305 30,156.996
American Funds - Growth FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.894539 $18.202405 $14.394875 $13.338973 $12.665223 $11.842546 $10.000000	$23.064503 $17.894539 $18.202405 $14.394875 $13.338973 $12.665223 $11.842546	1,782,356.261 815,897.274 600,904.597 392,092.064 294,898.100 186,803.477 71,129.439	377,994.953 41,881.437 37,703.650 20,793.088 14,283.324 21,557.734 13,719.092
American Funds - Growth-Income FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.713401 $17.267455 $14.314879 $13.022990 $13.023761 $11.943820 $10.000000	$20.778277 $16.713401 $17.267455 $14.314879 $13.022990 $13.023761 $11.943820	1,202,120.109 562,526.045 495,401.093 420,329.522 357,581.284 170,921.732 52,765.149	228,709.533 29,846.367 21,060.948 11,397.795 20,740.198 19,939.072 17,557.157
American Funds - International FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.579867 $13.526456 $10.385062 $10.176872 $10.815068 $11.272124 $10.000000	$14.024778 $11.579867 $13.526456 $10.385062 $10.176872 $10.815068 $11.272124	892,424.088 430,086.104 282,731.238 208,072.831 163,772.248 114,327.791 16,463.971	267,397.197 39,896.198 26,881.339 15,365.966 10,557.027 10,509.620 8,788.363
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.758420 $14.565303 $12.688411 $11.997477 $12.092692 $11.118629 $10.000000	$16.881019 $13.758420 $14.565303 $12.688411 $11.997477 $12.092692 $11.118629	980,445.451 558,452.638 296,969.520 255,057.177 211,502.968 101,808.240 18,532.916	165,429.480 102,017.276 54,568.256 31,955.280 24,303.503 5,420.067 1,571.840
Fidelity ® VIP Contrafund® Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.492781 $16.787722 $13.966380 $13.113758 $13.210576 $11.968514 $10.000000	$20.105592 $15.492781 $16.787722 $13.966380 $13.113758 $13.210576 $11.968514	1,232,211.740 628,942.932 529,654.783 492,381.196 426,751.229 311,539.859 100,871.307	155,002.599 73,167.056 67,017.902 56,078.329 41,522.119 28,934.053 12,693.008
Fidelity ® VIP Mid Cap Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$14.027014 $16.649803 $13.972369 $12.627883 $12.985456 $12.388426 $10.000000	$17.079828 $14.027014 $16.649803 $13.972369 $12.627883 $12.985456 $12.388426	621,565.142 349,384.947 275,430.553 177,601.004 163,561.017 105,849.851 32,322.823	154,070.877 31,662.363 27,955.072 24,973.518 25,288.670 9,551.853 4,479.211

B-Share —  (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
Fidelity ® VIP Value Strategies Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.292496 $15.073041 $12.803346 $11.852103 $12.384321 $11.761540 $10.000000	$16.295605 $12.292496 $15.073041 $12.803346 $11.852103 $12.384321 $11.761540	340,248.503 173,883.158 137,962.027 124,980.079 112,986.456 71,885.942 35,644.269	109,506.769 10,844.551 7,722.919 5,749.821 11,039.005 4,860.226 7,281.608
State Street Total Return V.I.S. Fund - Class 3(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.838689 $12.849623 $11.299003 $10.795776 $11.091476 $10.699427 $10.000000	$13.498300 $11.838689 $12.849623 $11.299003 $10.795776 $11.091476 $10.699427	212,852.969 143,364.540 69,980.599 50,166.062 28,308.074 9,930.760 6,653.874	15,746.061 8,909.178 8,018.112 2,431.667 2,379.108 778.524 0.000
TA 60/40 Allocation - Service Class Subaccount inception date May 1, 2018	2019 2018	$9.574171 $9.989344	$11.370069 $9.574171	137,028.173 36,469.916	0.000 0.000
TA Aegon High Yield Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.263880 $11.712137 $11.050257 $9.719621 $10.273798 $10.031013 $10.000000	$12.690948 $11.263880 $11.712137 $11.050257 $9.719621 $10.273798 $10.031013	503,178.509 320,302.705 362,641.644 365,057.050 264,491.006 130,725.778 46,472.543	48,577.796 43,207.303 34,852.611 25,867.811 15,260.354 10,356.867 7,044.338
TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.655323 $9.766290 $9.651190 $9.748859 $9.878951 $9.570072 $10.000000	$10.150892 $9.655323 $9.766290 $9.651190 $9.748859 $9.878951 $9.570072	1,299,155.801 1,211,600.768 1,079,446.787 1,335,371.499 697,521.847 609,174.753 520,275.110	156,602.109 119,025.882 131,213.501 192,665.510 120,251.079 117,700.348 60,584.706
PAM TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.655323 $9.766290 $9.651190 $9.748859 $9.878951 $9.570072 $10.000000	$10.150892 $9.655323 $9.766290 $9.651190 $9.748859 $9.878951 $9.570072	5,251.510 60,770.568 0.000 0.000 0.000 0.000 0.000	0.000 3,833.130 0.000 0.000 0.000 0.000 0.000
TA American Funds Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$10.593713 $11.379435 $10.042113 $9.545989 $9.999685	$12.337420 $10.593713 $11.379435 $10.042113 $9.545989	11,996,467.842 10,196,930.874 8,110,661.826 4,928,074.845 1,413,126.571	1,097,412.547 908,918.444 739,979.650 473,940.331 96,829.920
TA Barrow Hanley Dividend Focused - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.891600 $15.912793 $13.860798 $12.235510 $12.870208 $11.630812 $10.000000	$16.970064 $13.891600 $15.912793 $13.860798 $12.235510 $12.870208 $11.630812	309,908.692 163,764.171 159,609.528 138,897.838 61,960.156 25,626.680 7,256.513	41,879.122 37,113.265 32,486.106 31,173.160 22,459.264 15,934.879 4,780.753
TA BlackRock Global Real Estate Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.751413 $11.000800 $10.023696 $10.097049 $10.303687 $9.199845 $10.000000	$12.038833 $9.751413 $11.000800 $10.023696 $10.097049 $10.303687 $9.199845	414,183.546 143,768.639 132,155.329 112,403.836 89,543.938 41,164.836 12,860.930	33,651.254 27,620.095 29,886.976 23,432.152 22,376.797 21,172.153 2,560.342

B-Share —  (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA BlackRock Government Money Market - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.449768 $9.480095 $9.588969 $9.699074 $9.810770 $9.923751 $10.000000	$9.502196 $9.449768 $9.480095 $9.588969 $9.699074 $9.810770 $9.923751	2,816,175.654 2,826,627.459 2,437,218.640 2,456,952.601 2,010,638.975 1,443,548.814 899,801.995	196,717.887 214,373.622 93,020.599 515,389.143 1,727,056.057 2,879,830.881 145,828.155
TA BlackRock iShares Edge 40- Service Class(4) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.751618 $11.380554 $10.511182 $10.425007 $10.589984 $10.167870 $10.000000	$12.233853 $10.751618 $11.380554 $10.511182 $10.425007 $10.589984 $10.167870	1,413,916.799 1,313,794.770 1,159,911.467 1,296,566.839 1,080,862.218 623,127.531 268,509.728	121,492.005 128,775.408 116,439.464 100,139.594 70,004.737 32,762.921 14,090.541
TA BlackRock iShares Edge 50 - Service Class(5) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$10.929402 $11.354430 $10.177835 $9.999057	$12.537012 $10.929402 $11.354430 $10.177835	3,042,700.590 1,493,863.665 542,728.859 388,732.490	256,000.652 83,880.203 22,016.079 3,180.765
TA BlackRock iShares Edge 75 - Service Class(6) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.350954 $11.950233 $10.247219 $9.999057	$13.496584 $11.350954 $11.950233 $10.247219	877,127.320 547,226.258 203,066.232 180,001.729	123,358.042 50,061.605 0.000 0.000
TA BlackRock iShares Edge 100 - Service Class(7) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.965214 $12.785227 $10.494991 $9.999057	$14.735682 $11.965214 $12.785227 $10.494991	386,990.307 78,698.880 64,953.339 43,869.130	11,893.611 1,403.735 0.000 0.000
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.747274 $12.432659 $11.260647 $10.857672 $10.996952 $10.587385 $10.000000	$13.592987 $11.747274 $12.432659 $11.260647 $10.857672 $10.996952 $10.587385	6,856,182.751 7,294,458.661 7,713,214.208 7,742,824.084 6,200,833.238 4,320,865.703 1,969,138.867	903,163.185 954,468.899 984,218.848 850,758.710 640,436.437 431,236.557 150,960.379
TA International Growth - Service Class(8) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.315212 $12.718194 $10.131037 $10.261621 $10.405556 $11.127981 $10.000000	$12.991573 $10.315212 $12.718194 $10.131037 $10.261621 $10.405556 $11.127981	333,545.294 235,143.369 184,789.893 155,959.303 140,136.619 66,623.112 22,301.612	40,987.823 42,726.160 34,642.124 27,841.382 11,797.477 10,139.958 0.000
TA Janus Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.609925 $13.777202 $11.938410 $11.598380 $11.718211 $10.993018 $10.000000	$16.383815 $13.609925 $13.777202 $11.938410 $11.598380 $11.718211 $10.993018	7,514,073.631 7,090,272.105 6,453,570.890 5,627,498.505 4,122,918.223 2,168,929.879 605,286.567	826,574.561 745,422.044 700,842.517 529,204.466 293,953.434 166,631.869 62,095.414
TA Janus Mid-Cap Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.643858 $14.006693 $11.005500 $11.394925 $12.167048 $12.340009 $10.000000	$18.387774 $13.643858 $14.006693 $11.005500 $11.394925 $12.167048 $12.340009	744,039.015 286,748.597 204,649.186 121,166.295 98,052.610 64,211.374 28,463.664	32,906.922 12,952.125 12,057.605 8,956.409 9,836.012 7,724.044 0.000

B-Share —  (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA JPMorgan Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.112818 $11.744831 $10.554151 $10.235360 $10.580640 $10.498423 $10.000000	$12.474237 $11.112818 $11.744831 $10.554151 $10.235360 $10.580640 $10.498423	3,587,795.830 3,420,681.390 3,509,521.322 3,349,856.936 2,984,921.195 1,928,571.581 785,477.811	266,832.616 243,501.115 245,002.589 248,346.991 177,112.121 107,274.427 13,158.362
TA JPMorgan Asset Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.849411 $14.557080 $11.839475 $11.317279 $11.695770 $11.549567 $10.000000	$15.987614 $12.849411 $14.557080 $11.839475 $11.317279 $11.695770 $11.549567	361,993.527 194,361.304 163,435.525 81,192.541 94,099.758 36,543.476 2,468.009	35,106.144 23,846.406 16,953.812 10,602.006 7,185.573 1,571.040 5,258.281
TA JPMorgan Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.299314 $13.425178 $11.364591 $10.819148 $11.227145 $11.085692 $10.000000	$14.564673 $12.299314 $13.425178 $11.364591 $10.819148 $11.227145 $11.085692	11,264,970.544 11,595,711.062 10,944,980.751 9,047,990.197 7,018,551.500 4,197,855.111 1,507,985.665	662,174.561 676,758.853 655,497.757 572,781.176 477,975.276 365,069.978 85,215.629
TA JPMorgan Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.697206 $12.502039 $10.890701 $10.466234 $10.856149 $10.702435 $10.000000	$13.434181 $11.697206 $12.502039 $10.890701 $10.466234 $10.856149 $10.702435	28,013,568.643 25,011,917.348 21,275,906.716 20,600,851.837 19,562,323.435 16,886.380.920 5,462,160.802	1,454,617.622 1,372,648.352 1,287,145.736 1,314,864.912 1,229,185.209 1,106,523.523 400,013.153
TA JPMorgan Core Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.103708 $10.230589 $10.006379 $9.917483 $9.998717 $9.623381 $10.000000	$10.812645 $10.103708 $10.230589 $10.006379 $9.917483 $9.998717 $9.623381	2,021,328.395 1,791,305.006 1,731,131.639 1,712,205.303 1,210,251.369 655,763.289 199,980.549	766,842.226 246,180.294 212,450.655 186,538.031 115,642.878 78,068.408 5,642.241
TA JPMorgan Enhanced Index - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.890715 $17.146612 $14.355718 $13.067996 $13.266196 $11.774789 $10.000000	$20.529881 $15.890715 $17.146612 $14.355718 $13.067996 $13.266196 $11.774789	299,506.853 158,243.703 133,747.154 105,740.003 70,126.307 40,675.593 20,179.528	16,504.634 8,524.337 5,752.607 4,432.723 2,807.748 663.236 0.000
TA JPMorgan International Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.518792 $12.079938 $10.059488 $10.067158 $10.379348 $10.582852 $10.000000	$12.229536 $10.518792 $12.079938 $10.059488 $10.067158 $10.379348 $10.582852	3,201,271.583 3,491,680.387 3,254,401.548 2,765,579.377 2,481,388.175 1,482,653.871 545,902.099	232,352.399 275,515.743 265,916.412 246,354.672 218,118.771 166,273.306 46,261.476
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.974585 $16.082330 $14.372441 $12.721939 $13.258726 $11.663974 $10.000000	$17.405954 $13.974585 $16.082330 $14.372441 $12.721939 $13.258726 $11.663974	475,520.154 255,590.631 193,800.939 145,199.336 88,619.657 60,493.765 31,965.230	111,636.915 20,946.852 21,878.819 22,528.118 14,411.224 6,344.237 6,129.223

B-Share —  (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.056189 $11.552910 $10.770135 $10.456119 $10.619703 $10.107747 $10.000000	$12.231902 $11.056189 $11.552910 $10.770135 $10.456119 $10.619703 $10.107747	8,812,306.614 8,820,040.201 8,984,307.211 9,385,638.157 7,927,091.042 4,822,103.114 1,755,876.651	641,350.400 632,793.511 662,491.745 643,280.579 522,078.436 357,122.600 83,305.130
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.977505 $11.485905 $10.517546 $10.710585 $11.064219 $10.317071 $10.000000	$12.595045 $10.977505 $11.485905 $10.517546 $10.710585 $11.064219 $10.317071	11,211,183.384 11,525,574.113 11,950,678.423 12,807,077.887 11,210,930.239 5,553,032.401 1,731,470.954	601,760.108 655,532.980 695,820.301 746,852.539 757,872.315 428,082.204 170,898.767
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.369350 $12.072850 $10.787335 $11.020711 $11.486977 $10.741367 $10.000000	$13.130692 $11.369350 $12.072850 $10.787335 $11.020711 $11.486977 $10.741367	4,040,190.096 4,292,261.477 4,562,478.889 4,902,835.025 4,432,074.260 1,630,313.399 534,123.874	453,483.503 464,720.673 495,914.557 553,370.880 453,444.882 222,144.139 68,654.884
TA Levin Large Cap Value - Service Class Subaccount inception date May 1, 2018	2019 2018	$8.976821 $9.969864	$10.382588 $8.976821	160,588.420 5,555.452	7,693.775 17.261
TA Madison Diversified Income - Service Class Subaccount inception date June 1, 2017	2019 2018 2017	$11.897505 $12.127279 $11.576938	$13.518879 $11.897505 $12.127279	2,322,600.061 1,845,229.531 1,340,325.844	59,413.424 18,748.593 10,933.462
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.439829 $12.124074 $10.811064 $10.540233 $10.854242 $10.502044 $10.000000	$13.078504 $11.439829 $12.124074 $10.811064 $10.540233 $10.854242 $10.502044	40,186,352.774 41,973,076.451 43,320,969.175 44,299,421.242 42,570,168.409 29,511,848.402 8,825,054.935	3,073,834.515 3,217,683.031 3,262,583.334 3,206,106.038 2,953,601.177 1,824,512.810 372,941.020
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.270342 $11.826673 $10.774463 $10.471975 $10.666439 $10.252434 $10.000000	$12.499710 $11.270342 $11.826673 $10.774463 $10.471975 $10.666439 $10.252434	4,082,948.339 4,300,812.920 4,408,579.201 4,450,403.887 3,706,354.630 2,724,971.946 875,220.175	432,105.682 434,666.576 498,804.300 491,911.299 379,923.921 181,285.657 29,954.334
TA Managed Risk - Growth ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.977216 $13.050725 $11.142987 $10.768739 $11.290100 $10.984499 $10.000000	$14.138433 $11.977216 $13.050725 $11.142987 $10.768739 $11.290100 $10.984499	14,241,488.007 14,963,453.526 15,551,526.338 15,255,311.801 14,979,142.999 10,727,843.524 3,424,842.904	4,383,031.913 4,431,073.877 4,455,479.793 4,405,868.528 3,221,577.455 1,422,137.997 312,077.531
TA Market Participation Strategy - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.080245 $12.563616 $11.470549 $11.139325 $11.645646 $10.903208 $10.000000	$14.161002 $12.080245 $12.563616 $11.470549 $11.139325 $11.645646 $10.903208	3,449,252.684 3,807,675.652 4,041,185.565 4,542,652.112 4,503,750.020 3,695,013.317 992,195.452	200,891.827 211,873.643 245,326.716 248,371.369 234,967.166 212,258.917 106,705.872

B-Share —  (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Morgan Stanley Capital Growth - Service Class(9) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$22.607969 $21.488070 $15.171617 $15.740648 $14.286806 $13.661415 $10.000000	$27.595173 $22.607969 $21.488070 $15.171617 $15.740648 $14.286806 $13.661415	1,124,766.473 197,068.404 124,873.614 100,597.238 52,384.127 37,151.629 17,726.290	67,179.673 7,902.653 8,516.485 8,250.140 5,912.973 3,776.684 1,728.342
TA Morgan Stanley Global Allocation - Service Class(10) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.134129 $12.192691 $10.867088 $10.513098 $10.766844 $10.714003 $10.000000	$12.971275 $11.134129 $12.192691 $10.867088 $10.513098 $10.766844 $10.714003	4,139,585.691 4,427,923.003 4,482,156.633 3,129,968.395 810,460.597 108,638.151 32,497.068	405,936.264 382,499.7432 344,653.731 249,427.097 61,131.146 19,450.547 13,264.757
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date November 10, 2014	2019 2018 2017 2016 2015 2014	$9.523349 $10.444947 $9.390991 $9.464171 $9.913106 $9.999055	$10.799251 $9.523349 $10.444947 $9.390991 $9.464171 $9.913106	4,589,132.057 3,861,812.717 2,866,590.117 2,448,449.410 1,453,971.420 76,379.514	N/A
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$9.523349 $10.444947 $9.390991 $9.464171 $10.263258	$10.799251 $9.523349 $10.444947 $9.390991 $9.464171	N/A	342,982.857 261,317.666 138,707.744 115,675.498 82,475.437
TA MSCI EAFE Index - Service Class(3)(12) Subaccount inception date May 1, 2017	2019 2018 2017	$9.356901 $11.053172 $9.998932	$11.184900 $9.356901 $11.053172	317,533.500 83,922.555 67,036.481	13,298.036 867.438 336.353
TA Multi-Managed Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.358009 $14.062241 $12.497609 $11.744808 $11.888160 $10.883184 $10.000000	$16.043864 $13.358009 $14.062241 $12.497609 $11.744808 $11.888160 $10.883184	1,942,455.859 8,082,557.605 8,266,653.980 6,011,438.332 613,810.316 31,679.289 12,212.154	1,907,647.288 1,942,455.859 1,892,914.028 1,600,191.410 25,697.618 3,915.953 0.000
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.404905 $12.397603 $11.193211 $10.744289 $11.152500 $10.462191 $10.000000	$13.492802 $11.404905 $12.397603 $11.193211 $10.744289 $11.152500 $10.462191	5,482,331.743 5,828,468.015 6,193,648.375 6,240,137.037 5,660,737.074 4,624,225.559 1,463,697.677	375,142.944 372,310.528 344,966.940 362,355.290 312,740.979 217,229.054 85,934.688
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.259193 $12.008215 $11.003018 $10.602192 $10.952289 $10.190054 $10.000000	$13.085606 $11.259193 $12.008215 $11.003018 $10.602192 $10.952289 $10.190054	2,752,545.349 2,789,616.154 3,026,916.356 3,000,803.860 2,187,278.834 828,513.026 318,136.507	203,657.074 174,813.748 197,295.594 163,296.900 107,219.573 55,915.691 32,849.994
TA PIMCO Tactical - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.663948 $12.781448 $11.259471 $10.860289 $11.379196 $10.819034 $10.000000	$14.016058 $11.663948 $12.781448 $11.259471 $10.860289 $11.379196 $10.819034	2,971,823.472 3,036,080.606 3,193,268.190 2,958,312.185 2,104,820.788 1,025,743.646 399,652.809	396,721.969 406,367.949 412,626.456 369,246.132 299,063.857 150,111.168 52,959.279

B-Share —  (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA PIMCO Total Return - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.999486 $10.219953 $9.878967 $9.751636 $9.813662 $9.514350 $10.000000	$10.697495 $9.999486 $10.219953 $9.878967 $9.751636 $9.813662 $9.514350	4,507,023.086 4,078,328.756 3,837,609.038 3,603,596.701 2,789,151.344 2,057,386.825 999,005.652	436,870.549 408,032.862 385,040.793 345,262.575 219,903.010 161,712.401 71,077.327
TA PineBridge Inflation Opportunities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$8.905382 $9.150423 $8.974997 $8.745946 $9.108264 $8.912553 $10.000000	$9.525587 $8.905382 $9.150423 $8.974997 $8.745946 $9.108264 $8.912553	1,431,548.617 1,349,067.925 1,313,308.475 1,197,959.560 992,524.423 634,739.686 245,406.237	129,910.223 125,339.375 109,482.854 93,302.852 69,326.131 45,705.119 11,790.081
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.843452 $11.295935 $10.229619 $10.080716 $10.443870 $10.196963 $10.000000	$11.923694 $10.843452 $11.295935 $10.229619 $10.080716 $10.443870 $10.196963	1,973,129.061 2,128,820.189 2,275,464.773 2,529,250.172 2,516,500.446 1,956,366.926 986,485.934	144,750.429 148,787.888 168,217.273 180,744.514 164,805.083 100,636.795 34,113.523
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.341271 $12.199194 $10.257227 $10.175414 $11.012768 $10.792110 $10.000000	$12.484705 $11.341271 $12.199194 $10.257227 $10.175414 $11.012768 $10.792110	3,286,013.490 3,620,948.512 3,694,135.980 3,886,785.438 3,963,221.152 2,772,568.093 1,068,568.547	299,902.639 315,999.003 355,541.841 366,213.855 396,706.155 277,093.187 111,560.626
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.060460 $11.675842 $10.230394 $10.127307 $10.702212 $10.448174 $10.000000	$12.150822 $11.060460 $11.675842 $10.230394 $10.127307 $10.702212 $10.448174	10,054,346.988 10,217,809.754 9,690,670.529 9,953,491.562 10,469,253.134 9,739,945.304 3,730,758.901	658,616.755 690,762.959 713,159.092 679,650.913 688,579.617 551,094.701 253,611.218
TA S&P 500 Index - Service Class(3)(13) Subaccount inception date May 1, 2017	2019 2018 2017	$10.523344 $11.221729 $9.998932	$13.597027 $10.523344 $11.221729	1,490,013.574 200,223.280 87,853.517	384,465.642 65,287.850 997.476
TA Small Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$14.436960 $16.528450 $14.505763 $12.146057 $12.631853 $12.177203 $10.000000	$17.831369 $14.436960 $16.528450 $14.505763 $12.146057 $12.631853 $12.177203	464,174.794 182,603.274 140,464.752 106,399.063 76,068.916 54,971.042 18,193.980	44,543.146 27,247.225 26,697.259 24,655.707 8,217.433 8,084.113 539.774
TA T. Rowe Price Small Cap - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.596211 $18.107637 $15.010885 $13.679092 $13.545434 $12.896853 $10.000000	$21.720454 $16.596211 $18.107637 $15.010885 $13.679092 $13.545434 $12.896853	913,606.830 386,389.978 298,003.710 222,570.486 152,938.437 89,796.826 36,367.237	110,143.292 36,872.771 29,643.857 29,151.814 16,964.161 12,915.262 7,173.521
TA TS&W International Equity - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.595984 $12.715061 $10.485763 $10.526120 $10.538329 $11.266414 $10.000000	$12.646942 $10.595984 $12.715061 $10.485763 $10.526120 $10.538329 $11.266414	284,588.434 142,677.276 103,272.399 100,459.052 84,451.892 68,345.199 20,897.827	20,333.810 12,867.822 14,583.898 10,284.983 9,422.672 7,872.892 0.000

B-Share —  (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA WMC US Growth - Service Class(14) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.658014 $17.869453 $14.027132 $13.837347 $13.129488 $11.983201 $10.000000	$24.382552 $17.658014 $17.869453 $14.027132 $13.837347 $13.129488 $11.983201	601,084.202 196,087.946 131,660.198 99,262.203 37,981.151 21,928.432 2,268.861	34,721.646 17,332.848 9,876.924 12,491.758 5,988.011 2,404.406 704.213
C-Share– No longer being sold
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.820889 $12.900074 $11.393112 $11.139271 $11.230363 $10.707426 $10.000000	$13.682267 $11.820889 $12.900074 $11.393112 $11.139271 $11.230363 $10.707426	66.792 66.136 64.970 65.214 64.277 811.084 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
AB Growth and Income Portfolio - Class B Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$14.963781 $16.199291 $13.920262 $12.772544 $12.834412 $11.968644 $10.000000	$18.148851 $14.963781 $16.199291 $13.920262 $12.772544 $12.834412 $11.968644	55,789.357 60,554.714 24,376.214 22,176.585 13,887.680 14,624.499 2,369.962	0.000 0.000 0.000 0.000 0.000 0.000 0.000
American Funds - Asset Allocation FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.953391 $13.882413 $12.208686 $11.406154 $11.498985 $11.152965 $10.000000	$15.361961 $12.953391 $13.882413 $12.208686 $11.406154 $11.498985 $11.152965	30,926.190 30,785.532 30,634.601 31,869.565 13,110.016 8,375.065 1,466.780	0.000 0.000 0.000 0.000 0.000 0.000 0.000
American Funds - Bond FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.566717 $9.850921 $9.713438 $9.644934 $9.832499 $9.547280 $10.000000	$10.234341 $9.566717 $9.850921 $9.713438 $9.644934 $9.832499 $9.547280	13,481.248 12,804.503 14,690.140 16,226.527 13,550.909 11,256.709 1,815.406	0.000 0.000 0.000 0.000 0.000 0.000 0.000
American Funds - Growth FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.150058 $17.577203 $14.004679 $13.074793 $12.507820 $11.783374 $10.000000	$21.939850 $17.150058 $17.577203 $14.004679 $13.074793 $12.507820 $11.783374	29,915.721 31,216.218 34,838.539 23,099.573 22,991.594 12,226.155 4,230.107	0.000 0.000 0.000 0.000 0.000 0.000 0.000
American Funds - Growth-Income FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.018036 $16.674335 $13.926839 $12.765060 $12.861910 $11.884149 $10.000000	$19.765057 $16.018036 $16.674335 $13.926839 $12.765060 $12.861910 $11.884149	22,840.591 25,393.271 27,866.391 24,888.227 54,230.459 11,316.328 4,909.629	0.000 0.000 0.000 0.000 0.000 0.000 0.000

C-Share– No longer being sold — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
American Funds - International FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.097987 $13.061780 $10.103487 $9.975250 $10.680630 $11.215808 $10.000000	$13.340754 $11.097987 $13.061780 $10.103487 $9.975250 $10.680630 $11.215808	90,283.883 85,308.579 72,016.486 61,724.332 56,199.076 51,256.929 1,229.873	0.000 0.000 0.000 0.000 0.000 0.000 0.000
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.185956 $14.064950 $12.344444 $11.759851 $11.942380 $11.063047 $10.000000	$16.057820 $13.185956 $14.064950 $12.344444 $11.759851 $11.942380 $11.063047	53,464.120 53,008.520 57,000.839 48,464.130 36,914.394 14,364.577 1,997.869	0.000 0.000 0.000 0.000 0.000 0.000 0.000
Fidelity ® VIP Contrafund® Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$14.848151 $16.211056 $13.587771 $12.854041 $13.046409 $11.908722 $10.000000	$19.125115 $14.848151 $16.211056 $13.587771 $12.854041 $13.046409 $11.908722	17,273.295 17,739.753 18,826.183 20,147.049 20,848.664 14,462.604 1,992.978	0.000 0.000 0.000 0.000 0.000 0.000 0.000
Fidelity ® VIP Mid Cap Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.443301 $16.077840 $13.593573 $12.377761 $12.824063 $12.326543 $10.000000	$16.246818 $13.443301 $16.077840 $13.593573 $12.377761 $12.824063 $12.326543	23,454.665 24,072.052 25,002.520 21,374.080 3,557.511 5,679.638 2,736.118	0.000 0.000 0.000 0.000 0.000 0.000 0.000
Fidelity ® VIP Value Strategies Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.780953 $14.555222 $12.456220 $11.617339 $12.230390 $11.702776 $10.000000	$15.500861 $11.780953 $14.555222 $12.456220 $11.617339 $12.230390 $11.702776	13,983.821 14,871.276 15,322.407 15,789.843 16,984.649 9,025.567 886.819	0.000 0.000 0.000 0.000 0.000 0.000 0.000
State Street Total Return V.I.S. Fund - Class 3(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.346071 $12.408182 $10.992667 $10.581922 $10.953594 $10.645948 $10.000000	$12.839992 $11.346071 $12.408182 $10.992667 $10.581922 $10.953594 $10.645948	5,325.253 5,840.129 6,886.700 7,588.397 2,958.721 4,200.287 550.217	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA 60/40 Allocation - Service Class Subaccount inception date May 1, 2018	2019 2018	$9.526088 $9.989138	$11.228485 $9.526088	0.000 0.000	0.000 0.000
TA Aegon High Yield Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.795179 $11.309743 $10.750689 $9.527080 $10.146079 $9.980853 $10.000000	$12.072034 $10.795179 $11.309743 $10.750689 $9.527080 $10.146079 $9.980853	5,546.000 8,706.002 16,435.752 13,683.032 12,482.790 7,902.719 287.883	1,761.367 1,761.553 1,761.745 1,761.943 1,762.157 1,762.369 1,762.588
TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.253514 $9.430704 $9.389497 $9.555726 $9.756112 $9.522193 $10.000000	$9.655796 $9.253514 $9.430704 $9.389497 $9.555726 $9.756112 $9.522193	27,377.392 19,069.474 28,359.465 29,344.458 9,279.552 6,050.282 2,022.228	0.000 0.000 0.000 0.000 0.000 0.000 0.000

C-Share– No longer being sold — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
PAM TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.253514 $9.430704 $9.389497 $9.555726 $9.756112 $9.522193 $10.000000	$9.655796 $9.253514 $9.430704 $9.389497 $9.555726 $9.756112 $9.522193	0.000 6,168.349 0.000 7,342.455 21,495.267 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA American Funds Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$10.306079 $11.154275 $9.917245 $9.498051 $9.999480	$11.912802 $10.306079 $11.154275 $9.917245 $9.498051	72,616.531 80,612.847 94,126.878 59,336.296 4,255.608	0.000 0.000 0.000 0.000 0.000
TA Barrow Hanley Dividend Focused - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.313581 $15.366192 $13.485080 $11.993179 $12.710268 $11.572700 $10.000000	$16.142485 $13.313581 $15.366192 $13.485080 $11.993179 $12.710268 $11.572700	51,434.175 52,935.788 55,254.902 49,913.703 77,072.382 60,730.462 2,624.079	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA BlackRock Global Real Estate Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.345635 $10.622887 $9.751973 $9.897032 $10.175588 $9.153815 $10.000000	$11.451711 $9.345635 $10.622887 $9.751973 $9.897032 $10.175588 $9.153815	2,785.687 3,200.726 3,379.952 7,248.894 7,355.846 3,859.222 204.168	627.845 627.911 627.979 628.050 628.126 628.202 628.281
TA BlackRock Government Money Market - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.056499 $9.154333 $9.328962 $9.506929 $9.688788 $9.874119 $10.000000	$9.038716 $9.056499 $9.154333 $9.328962 $9.506929 $9.688788 $9.874119	14,846.830 4,178.624 25,770.812 16,225.984 144,783.598 15,380.422 5,573.634	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA BlackRock iShares Edge 40- Service Class(4) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.304186 $10.989536 $10.226195 $10.218494 $10.458333 $10.117028 $10.000000	$11.637167 $10.304186 $10.989536 $10.226195 $10.218494 $10.458333 $10.117028	11,388.818 11,849.520 12,323.552 15,478.177 15,634.474 16,357.190 3,239.238	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA BlackRock iShares Edge 50 - Service Class(5) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$10.703400 $11.203821 $10.118180 $9.998443	$12.186062 $10.703400 $11.203821 $10.118180	168.530 171.793 2.390 2,915.905	0.000 0.000 0.000 0.000
TA BlackRock iShares Edge 75 - Service Class(6) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.116236 $11.791738 $10.187153 $9.998443	$13.118764 $11.116236 $11.791738 $10.187153	6,676.999 4,206.444 4,652.082 5,135.445	0.000 0.000 0.000 0.000
TA BlackRock iShares Edge 100 - Service Class(7) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.717810 $12.615676 $10.433489 $9.998443	$14.323202 $11.717810 $12.615676 $10.433489	1,852.186 2,048.908 1,292.819 1,293.016	0.000 0.000 0.000 0.000
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.258433 $12.005517 $10.955354 $10.642594 $10.860255 $10.534462 $10.000000	$12.930053 $11.258433 $12.005517 $10.955354 $10.642594 $10.860255 $10.534462	37,259.535 40,341.229 69,219.580 78,983.422 60,781.056 43,907.891 9,529.686	8,229.899 8,451.443 8,660.937 8,862.451 9,076.293 9,284.186 0.000

C-Share– No longer being sold — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA International Growth - Service Class(8) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.885942 $12.281281 $9.856364 $10.058348 $10.276225 $11.072399 $10.000000	$12.357963 $9.885942 $12.281281 $9.856364 $10.058348 $10.276225 $11.072399	59,337.621 59,608.467 60,111.643 59,282.425 76,411.278 53,613.106 2,797.604	2,213.693 2,213.927 2,214.167 2,214.417 2,214.685 2,214.953 2,215.228
TA Janus Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.043639 $13.303907 $11.614754 $11.368647 $11.572559 $10.938069 $10.000000	$15.584836 $13.043639 $13.303907 $11.614754 $11.368647 $11.572559 $10.938069	71,156.859 73,133.653 74,486.167 59,166.221 49,816.031 32,783.435 6,600.572	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Janus Mid-Cap Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.076114 $13.525502 $10.707096 $11.169203 $12.015839 $12.278394 $10.000000	$17.491032 $13.076114 $13.525502 $10.707096 $11.169203 $12.015839 $12.278394	2,066.993 1,977.674 3,522.790 2,036.373 10,483.945 9,494.094 3,585.144	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.650387 $11.341307 $10.267999 $10.032590 $10.449099 $10.445939 $10.000000	$11.865864 $10.650387 $11.341307 $10.267999 $10.032590 $10.449099 $10.445939	16,237.490 16,581.212 18,686.618 18,591.073 17,918.589 10,973.040 1,519.090	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Asset Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.314720 $14.057013 $11.518496 $11.093105 $11.550401 $11.491860 $10.000000	$15.207915 $12.314720 $14.057013 $11.518496 $11.093105 $11.550401 $11.491860	57,452.505 43,694.427 43,680.340 44,233.208 44,956.410 31,917.221 2,392.175	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.787536 $12.963982 $11.056483 $10.604829 $11.087576 $10.648942 $10.000000	$13.854389 $11.787536 $12.963982 $11.056483 $10.604829 $10.721200 $10.648942	338,870.002 368,996.918 420,324.581 415,923.412 328,686.896 251,113.564 173,290.957	7,988.119 8,203.429 8,594.813 9,250.590 10,482.944 10,710.281 13,241.008
TA JPMorgan Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.210462 $12.072521 $10.595439 $10.258913 $10.721200 $11.030283 $10.000000	$12.779011 $11.210462 $12.072521 $10.595439 $10.258913 $11.087576 $11.030283	199,710.287 211,376.146 217,145.565 237,748.293 221,914.899 235,001.326 85,646.318	0.000 0.000 193.986 669.141 1,727.549 10,044.063 0.000
TA JPMorgan Core Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.683256 $9.879065 $9.735073 $9.721015 $9.874394 $9.575240 $10.000000	$10.285302 $9.683256 $9.879065 $9.735073 $9.721015 $9.874394 $9.575240	19,796.230 12,029.853 15,981.116 14,549.395 5,104.349 5,252.076 1,005.136	2,364.814 2,365.064 2,365.322 2,365.589 2,365.876 2,366.161 2,366.456

C-Share– No longer being sold — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA JPMorgan Enhanced Index - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.229549 $16.557648 $13.966599 $12.809199 $13.101339 $11.715964 $10.000000	$19.528758 $15.229549 $16.557648 $13.966599 $12.809199 $13.101339 $11.715964	70,830.101 70,782.370 70,782.370 72,049.553 2,150.606 7,061.914 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan International Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.081072 $11.664949 $9.786759 $9.867739 $10.250325 $10.529969 $10.000000	$11.633101 $10.081072 $11.664949 $9.786759 $9.867739 $10.250325 $10.529969	19,369.520 20,067.242 20,184.517 20,261.118 19,199.829 5,371.619 3,903.920	8,321.758 8,545.438 8,756.945 8,960.425 12,568.084 9,386.223 0.000
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.393136 $15.529922 $13.982875 $12.469993 $13.093960 $11.605686 $10.000000	$16.557149 $13.393136 $15.529922 $13.982875 $12.469993 $13.093960 $11.605686	20,991.740 23,378.338 27,094.248 17,391.410 28,333.408 15,708.208 3,547.942	525.271 525.326 525.383 525.443 525.507 525.570 525.635
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.596110 $11.155971 $10.478119 $10.248971 $10.487665 $10.057197 $10.000000	$11.635337 $10.596110 $11.155971 $10.478119 $10.248971 $10.487665 $10.057197	26,923.404 34,059.811 30,643.796 43,842.958 40,711.532 32,100.578 35,485.172	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.520686 $11.091262 $10.232375 $10.498420 $10.926676 $10.265484 $10.000000	$11.980763 $10.520686 $11.091262 $10.232375 $10.498420 $10.926676 $10.265484	34,924.016 54,630.222 125,798.857 136,166.917 115,317.084 59,980.890 25,530.491	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.896223 $11.658071 $10.494866 $10.802412 $11.344192 $10.687674 $10.000000	$12.490284 $10.896223 $11.658071 $10.494866 $10.802412 $11.344192 $10.687674	1,952.456 2,369.728 2,522.115 9,680.316 6,960.974 3,479.643 1,438.175	0.000 0.000 0.000 0.000 1,602.369 0.000 0.000
TA Levin Large Cap Value - Service Class Subaccount inception date May 1, 2018	2019 2018	$8.931714 $9.969658	$10.253245 $8.931714	64,905.970 65,184.792	0.000 0.000
TA Madison Diversified Income - Service Class Subaccount inception date June 1, 2017	2019 2018 2017	$11.402478 $11.710661 $11.227768	$12.859602 $11.402478 $11.710661	15,834.484 13,701.961 2,569.559	0.000 0.000 0.000
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.963781 $11.707526 $10.517948 $10.331440 $10.719311 $10.449534 $10.000000	$12.440648 $10.963781 $11.707526 $10.517948 $10.331440 $10.719311 $10.449534	80,719.899 88,361.677 100,837.129 115,510.004 132,776.958 134,939.596 66,841.118	752.784 756.968 761.287 765.794 770.594 775.283 779.908

C-Share– No longer being sold — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.801363 $11.420359 $10.482347 $10.264536 $10.533842 $10.201181 $10.000000	$11.890101 $10.801363 $11.420359 $10.482347 $10.264536 $10.533842 $10.201181	9,869.094 9,960.446 10,705.339 10,782.479 12,276.695 11,369.144 3,755.106	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Managed Risk - Growth ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.478833 $12.602378 $10.840879 $10.555422 $11.149760 $10.929605 $10.000000	$13.448923 $11.478833 $12.602378 $10.840879 $10.555422 $11.149760 $10.929605	44,140.756 46,442.075 32,600.866 54,429.895 154,862.404 322,858.268 282,854.970	0.000 0.000 0.000 0.000 1,621.142 0.000 0.000
TA Market Participation Strategy - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.577568 $12.131985 $11.159568 $10.918676 $11.500897 $10.848708 $10.000000	$13.470393 $11.577568 $12.131985 $11.159568 $10.918676 $11.500897 $10.848708	72,106.765 75,955.179 85,467.252 99,337.135 104,387.475 123,894.119 31,497.804	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Morgan Stanley Capital Growth - Service Class(9) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$21.667535 $20.750186 $14.760433 $15.429000 $14.109322 $13.593218 $10.000000	$26.249687 $21.667535 $20.750186 $14.760433 $15.429000 $14.109322 $13.593218	45,127.699 38,445.320 16,083.991 11,395.656 10,874.295 9,517.292 1,952.504	1,134.241 500.378 500.092 500.149 500.209 500.269 500.331
TA Morgan Stanley Global Allocation - Service Class(10) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.670793 $11.773806 $10.572469 $10.304844 $10.633000 $10.660455 $10.000000	$12.338633 $10.670793 $11.773806 $10.572469 $10.304844 $10.633000 $10.660455	49,677.814 27,139.287 30,061.488 29,862.884 19,659.610 21,409.004 11,363.560	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date November 10, 2014	2019 2018 2017 2016 2015 2014	$9.231656 $10.201699 $9.241117 $9.383040 $9.902116 $9.998439	$10.390283 $9.231656 $10.201699 $9.241117 $9.383040 $9.902116	8,428.812 18,522.841 42,620.600 44,543.920 43,359.222 0.000	N/A
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$9.231656 $10.201699 $9.241117 $9.383040 $10.226444	$10.390283 $9.231656 $10.201699 $9.241117 $9.383040	N/A	0.000 0.000 0.000 0.000 0.000
TA MSCI EAFE Index - Service Class(3)(12) Subaccount inception date May 1, 2017	2019 2018 2017	$9.239950 $10.997715 $9.998315	$10.962616 $9.239950 $10.997715	2,040.949 966.422 658.294	0.000 0.000 0.000
TA Multi-Managed Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.802190 $13.579168 $12.158821 $11.512194 $11.740407 $10.828798 $10.000000	$15.261441 $12.802190 $13.579168 $12.158821 $11.512194 $11.740407 $10.828798	25,249.890 25,648.047 226,081.157 223,355.809 1,333.858 1,378.199 1,040.155	1,109.197 1,109.314 1,109.435 1,109.560 1,109.694 1,109.828 1,109.966

C-Share– No longer being sold — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.930335 $11.971697 $10.889772 $10.531472 $11.013876 $10.409893 $10.000000	$12.834774 $10.930335 $11.971697 $10.889772 $10.531472 $11.013876 $10.409893	48,479.141 58,325.943 94,971.948 102,519.460 90,093.825 81,603.570 43,359.072	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.790673 $11.595653 $10.704716 $10.392183 $10.816153 $10.139103 $10.000000	$12.447433 $10.790673 $11.595653 $10.704716 $10.392183 $10.816153 $10.139103	17,671.748 18,024.553 18,016.761 15,688.425 16,990.580 11,043.253 2,180.229	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA PIMCO Tactical - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.178592 $12.342364 $10.954225 $10.645176 $11.237755 $10.764954 $10.000000	$13.332506 $11.178592 $12.342364 $10.954225 $10.645176 $11.237755 $10.764954	45,361.284 42,443.460 43,188.008 45,913.541 282,128.339 14,290.073 556.157	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA PIMCO Total Return - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.583376 $9.868801 $9.611129 $9.558465 $9.691647 $9.466752 $10.000000	$10.175767 $9.583376 $9.868801 $9.611129 $9.558465 $9.691647 $9.466752	133,949.352 145,472.624 138,431.109 139,061.994 185,477.046 194,889.381 32,790.324	1,200.668 1,200.795 1,200.925 1,201.061 1,201.207 1,201.352 1,201.501
TA PineBridge Inflation Opportunities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$8.534727 $8.835947 $8.731587 $8.572621 $8.994968 $8.867938 $10.000000	9.060938 $8.534727 $8.835947 $8.731587 $8.572621 $8.994968 $8.867938	4,857.458 5,176.240 5,455.889 8,848.154 9,352.760 11,661.024 8,649.772	620.253 620.319 620.387 620.458 620.533 620.608 620.685
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.392222 $10.907839 $9.952261 $9.881016 $10.314031 $10.145981 $10.000000	$11.342160 $10.392222 $10.907839 $9.952261 $9.881016 $10.314031 $10.145981	13,849.761 13,396.053 13,651.489 15,437.709 18,840.103 3,811.316 2,514.838	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.869310 $11.780071 $9.979113 $9.973829 $10.875866 $10.738168 $10.000000	$11.875781 $10.869310 $11.780071 $9.979113 $9.973829 $10.875866 $10.738168	20,342.656 21,710.492 18,368.564 30,835.310 34,509.771 223,746.841 9,775.439	8,054.699 8,271.962 8,477.418 8,675.011 8,884.706 9,088.615 0.000
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.600172 $11.274671 $9.952995 $9.926665 $10.569164 $10.395937 $10.000000	$11.558162 $10.600172 $11.274671 $9.952995 $9.926665 $10.569164 $10.395937	24,230.779 25,943.742 33,278.685 35,735.642 37,220.373 51,906.971 38,791.540	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA S&P 500 Index - Service Class(3)(13) Subaccount inception date May 1, 2017	2019 2018 2017	$10.391861 $11.165434 $9.998315	$13.326869 $10.391861 $11.165434	903.132 833.176 1,308.035	0.000 0.000 0.000

C-Share– No longer being sold — (Continued)
Separate Account Expense 1.90%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Small Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.836208 $15.960659 $14.112515 $11.905464 $12.474849 $12.116373 $10.000000	$16.961751 $13.836208 $15.960659 $14.112515 $11.905464 $12.474849 $12.116373	39,784.909 28,423.710 3,648.079 4,517.108 5,021.213 8,091.209 2,146.864	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA T. Rowe Price Small Cap - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.905652 $17.485633 $14.603993 $13.408199 $13.377124 $12.832468 $10.000000	$20.661217 $15.905652 $17.485633 $14.603993 $13.408199 $13.377124 $12.832468	28,543.212 28,919.967 29,971.042 22,327.009 17,139.038 12,381.004 2,921.469	1,102.461 501.090 501.145 501.201 501.262 501.323 501.385
TA TS&W International Equity - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.155017 $12.278240 $10.201465 $10.317588 $10.407336 $11.210143 $10.000000	$12.030099 $10.155017 $12.278240 $10.201465 $10.317588 $10.407336 $11.210143	1,021.141 993.707 918.238 965.898 51,701.581 50,593.389 935.393	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA WMC US Growth - Service Class(14) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.923363 $17.255687 $13.646902 $13.563320 $12.966311 $11.923333 $10.000000	$23.193639 $16.923363 $17.255687 $13.646902 $13.563320 $12.966311 $11.923333	29,291.128 1,650.069 1,919.858 1,940.648 44,400.705 48,163.289 0.000	538.404 0.000 0.000 0.000 0.000 0.000 0.000

Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.955722 $13.020992 $11.476985 $11.198895 $11.267902 $10.721751 $10.000000	$13.866036 $11.955722 $13.020992 $11.476985 $11.198895 $11.267902 $10.721751	46,977.207 42,175.647 41,999.001 48,353.730 43,641.424 39,361.731 20,225.891	9,858.028 9,585.028 9,858.028 10,396.930 324.989 173.219 0.000
AB Growth and Income Portfolio - Class B Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.134149 $16.350828 $14.022532 $12.840773 $12.877240 $11.984631 $10.000000	$18.392173 $15.134149 $16.350828 $14.022532 $12.840773 $12.877240 $11.984631	35,267.080 30,608.897 33,662.772 38,296.056 234,833.954 311,389.903 22,366.172	8,640.050 8,640.050 8,640.050 8,640.050 0.000 0.000 0.000
American Funds - Asset Allocation FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.101108 $14.012505 $12.298547 $11.467198 $11.537406 $11.167882 $10.000000	$15.568251 $13.101108 $14.012505 $12.298547 $11.467198 $11.537406 $11.167882	413,697.938 420,917.622 477,810.536 490,120.416 832,093.984 1,021,170.053 38,508.774	53,257.314 53,819.470 54,626.833 54,989.984 56,499.175 47,518.132 0.000
American Funds - Bond FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.675819 $9.943245 $9.784941 $9.696552 $9.865372 $9.560048 $10.000000	$10.371787 $9.675819 $9.943245 $9.784941 $9.696552 $9.865372 $9.560048	189,003.874 150,293.903 150,789.290 156,971.590 150,809.018 87,578.639 37,388.566	1,434.595 5,210.409 5,416.749 6,724.773 6,842.554 4,471.593 1,427.989

C-Share– No longer being sold — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
American Funds - Growth FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.345605 $17.741896 $14.107757 $13.144757 $12.549625 $11.799133 $10.000000	$22.234435 $17.345605 $17.741896 $14.107757 $13.144757 $12.549625 $11.799133	223,308.644 212,878.247 293,845.318 260,265.297 241,270.576 171,896.739 62,601.025	8,526.065 10,476.400 8,825.244 6,321.166 0.000 2,591.919 0.000
American Funds - Growth-Income FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.200648 $16.830546 $14.029339 $12.833364 $12.904886 $11.900033 $10.000000	$20.030407 $16.200648 $16.830546 $14.029339 $12.833364 $12.904886 $11.900033	193,786.639 196,405.154 284,937.161 263,154.209 240,353.312 222,652.203 46,067.017	2,653.089 2,829.755 1,216.627 866.943 294.343 294.733 0.000
American Funds - International FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.224568 $13.184180 $10.177869 $10.028655 $10.716334 $11.230806 $10.000000	$13.519931 $11.224568 $13.184180 $10.177869 $10.028655 $10.716334 $11.230806	105,454.495 105,864.803 180,182.088 141,224.812 112,022.084 110,861.793 26,776.622	48.290 201.010 643.316 0.000 0.000 0.000 0.000
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.336109 $14.196549 $12.435171 $11.822694 $11.982257 $11.077851 $10.000000	$16.273140 $13.336109 $14.196549 $12.435171 $11.822694 $11.982257 $11.077851	229,984.253 223,355.324 231,482.657 211,684.056 236,500.341 140,196.806 40,872.660	951.587 961.296 967.623 2,980.521 2,257.697 315.699 0.000
Fidelity ® VIP Contrafund® Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.017209 $16.362706 $13.687606 $12.922704 $13.089927 $11.924618 $10.000000	$19.381561 $15.017209 $16.362706 $13.687606 $12.922704 $13.089927 $11.924618	157,646.738 154,907.982 175,649.601 144,371.593 338,791.784 405,866.615 43,870.000	12,348.122 12,494.157 12,725.495 12,755.688 6,255.046 6,183.539 0.000
Fidelity ® VIP Mid Cap Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.596417 $16.228296 $13.693495 $12.443921 $12.866880 $12.343022 $10.000000	$16.464714 $13.596417 $16.228296 $13.693495 $12.443921 $12.866880 $12.343022	66,703.081 82,437.737 123,847.097 114,396.332 100,367.723 112,740.671 24,986.510	1,568.757 1,658.075 1,986.532 1,509.922 1,218.939 3,219.028 0.000
Fidelity ® VIP Value Strategies Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.915120 $14.691410 $12.547771 $11.679416 $12.271210 $11.718414 $10.000000	$15.708724 $11.915120 $14.691410 $12.547771 $11.679416 $12.271210 $11.718414	14,377.056 26,699.153 31,959.269 35,973.467 30,726.986 22,488.816 17,597.667	751.884 910.578 664.621 0.000 0.000 0.000 0.000
State Street Total Return V.I.S. Fund - Class 3(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.475439 $12.524439 $11.073573 $10.638550 $10.990212 $10.660185 $10.000000	$13.012399 $11.475439 $12.524439 $11.073573 $10.638550 $10.990212 $10.660185	14,598.403 14,704.317 15,160.668 16,713.734 18,265.474 18,009.869 6,923.531	394.557 380.901 371.314 2,263.279 1,925.611 1,888.432 0.000
TA 60/40 Allocation - Service Class Subaccount inception date May 1, 2018	2019 2018	$9.538875 $9.989193	$11.266033 $9.538875	0.000 0.000	0.000 0.000

C-Share– No longer being sold — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Aegon High Yield Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.918097 $11.415565 $10.829680 $9.577987 $10.179942 $9.994196 $10.000000	$12.233901 $10.918097 $11.415565 $10.829680 $9.577987 $10.179942 $9.994196	199,554.732 184,939.043 255,645.220 264,475.912 311,225.087 391,614.502 36,469.827	843.248 1,799.115 1,899.102 2,160.444 1,261.082 1,058.653 0.000
TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.358881 $9.518945 $9.458503 $9.606785 $9.788679 $9.534930 $10.000000	$9.785263 $9.358881 $9.518945 $9.458503 $9.606785 $9.788679 $9.534930	234,672.704 164,626.332 218,333.102 350,108.185 92,694.557 37,153.034 15,665.525	1,500.327 1,463.854 1,506.658 1,441.485 6,895.102 1,435.582 1,429.136
PAM TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.358881 $9.518945 $9.458503 $9.606785 $9.788679 $9.534930 $10.000000	$9.785263 $9.358881 $9.518945 $9.458503 $9.606785 $9.788679 $9.534930	208,366.911 470,830.332 421,330.685 688,671.518 826,487.850 19,897.936 0.000	0.000 1,502.559 0.000 0.000 0.000 0.000 0.000
TA American Funds Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$10.381921 $11.213807 $9.950348 $9.510781 $9.999534	$12.024470 $10.381921 $11.213807 $9.950348 $9.510781	222,750.067 221,758.060 183,321.357 94,603.925 32,067.810	13,492.402 13,653.941 2,047.496 2,047.643 0.000
TA Barrow Hanley Dividend Focused - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.465162 $15.509932 $13.584159 $12.057250 $12.752670 $11.588159 $10.000000	$16.358915 $13.465162 $15.509932 $13.584159 $12.057250 $12.752670 $11.588159	36,041.273 37,957.213 46,593.901 48,844.717 39,063.966 32,466.842 13,699.963	227.310 148.536 83.232 0.000 0.000 0.000 0.000
TA BlackRock Global Real Estate Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.452063 $10.722280 $9.823625 $9.949920 $10.209561 $9.166064 $10.000000	$11.605280 $9.452063 $10.722280 $9.823625 $9.949920 $10.209561 $9.166064	51,143.116 52,289.840 49,230.202 46,612.264 47,199.618 46,371.490 18,021.280	1,828.707 1,875.202 1,820.132 2,903.238 2,864.657 981.892 0.000
TA BlackRock Government Money Market - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.159650 $9.240015 $9.397543 $9.557744 $9.721140 $9.887333 $10.000000	$9.159944 $9.159650 $9.240015 $9.397543 $9.557744 $9.721140 $9.887333	533,627.892 489,044.395 411,203.020 576,390.589 425,951.210 145,086.206 170,118.831	1,335.129 837.954 1,879.782 0.000 0.000 12,825.590 0.000
TA BlackRock iShares Edge 40- Service Class(4) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.421547 $11.092384 $10.301359 $10.273100 $10.493249 $10.130552 $10.000000	$11.793244 $10.421547 $11.092384 $10.301359 $10.273100 $10.493249 $10.130552	92,763.587 66,420.503 66,582.641 74,164.353 87,591.592 64,496.580 32,345.543	1,603.500 1,669.085 1,662.608 1,690.239 1,695.618 1,334.555 1,362.039
TA BlackRock iShares Edge 50 - Service Class(5) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$10.763154 $11.243752 $10.134035 $9.998607	$12.278594 $10.763154 $11.243752 $10.134035	43,839.852 26,195.948 18,502.543 19,098.818	44.291 44.500 320.282 0.000

C-Share– No longer being sold — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA BlackRock iShares Edge 75 - Service Class(6) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.178307 $11.833770 $10.203130 $9.998607	$13.218404 $11.178307 $11.833770 $10.203130	11,470.518 2,668.048 2,783.094 1,799.807	42.698 42.900 308.769 0.000
TA BlackRock iShares Edge 100 - Service Class(7) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.783235 $12.660643 $10.449847 $9.998607	$14,431966 $11.783235 $12.660643 $10.449847	415.639 875.710 0.000 0.000	40.470 40.662 292.653 0.000
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.386645 $12.117851 $11.035867 $10.699456 $10.896498 $10.548539 $10.000000	$13.103447 $11.386645 $12.117851 $11.035867 $10.699456 $10.896498 $10.548539	416,211.499 447,086.233 593,217.187 641,981.539 1,070,091.882 1,220,013.241 196,578.173	1,884.152 1,840.243 6,686.367 6,027.377 6,614.375 8,378.796 2,970.057
TA International Growth - Service Class(8) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.998525 $12.396200 $9.928806 $10.112097 $10.310526 $11.087194 $10.000000	$12.523673 $9.998525 $12.396200 $9.928806 $10.112097 $10.310526 $11.087194	36,784.020 55,004.576 61,351.610 57,408.209 54,212.042 34,404.191 20,071.429	973.056 7,172.520 7,694.574 8,227.255 7,966.734 7,765.188 2,216.473
TA Janus Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.192193 $13.428412 $11.700135 $11.429405 $11.611194 $10.952695 $10.000000	$15.793846 $13.192193 $13.428412 $11.700135 $11.429405 $11.611194 $10.952695	274,403.137 221,189.116 213,770.542 177,736.141 185,809.247 118,866.057 36,406.657	19,794.949 20,055.599 20,331.131 20,595.724 2,935.348 0.000 0.000
TA Janus Mid-Cap Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.224994 $13.652028 $10.785782 $11.228873 $12.055926 $12.294781 $10.000000	$17.725543 $13.224994 $13.652028 $10.785782 $11.228873 $12.055926 $12.294781	37,986.815 46,299.673 31,423.654 22,483.735 32,417.770 20,474.406 13,319.169	337.072 1,868.733 3,839.695 2,662.707 2,255.355 2,181.573 1,466.627
TA JPMorgan Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.771690 $11.447461 $10.343485 $10.086216 $10.483993 $10.459910 $10.000000	$12.025002 $10.771690 $11.447461 $10.343485 $10.086216 $10.483993 $10.459910	196,857.739 238,098.105 300,187.157 282,607.345 344,885.328 211,031.261 67,881.046	884.343 902.572 0.000 3,643.643 0.000 0.000 0.000
TA JPMorgan Asset Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.454946 $14.188519 $11.603137 $11.152369 $11.588948 $11.507218 $10.000000	$15.411824 $12.454946 $14.188519 $11.603137 $11.152369 $11.588948 $11.507218	32,267.889 34,304.211 32,065.841 33,023.966 33,200.678 8,707.303 272.674	7,586.434 7,586.604 7,809.661 7,550.613 0.000 0.000 0.000
TA JPMorgan Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.921761 $13.085282 $11.137751 $10.661503 $11.124607 $11.045046 $10.000000	$14.040165 $11.921761 $13.085282 $11.137751 $10.661503 $11.124607 $11.045046	459,061.649 494,696.487 821,773.810 677,420.411 616,223.902 466,456.736 304,967.975	49,988.760 50,123.781 95,120.354 0.000 0.000 0.000 0.000

C-Share– No longer being sold — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA JPMorgan Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.338118 $12.185474 $10.673292 $10.313725 $10.756983 $10.663171 $10.000000	$12.950359 $11.338118 $12.185474 $10.673292 $10.313725 $10.756983 $10.663171	632,363.281 709,534.616 821,275.683 928,093.753 1,090,202.578 984,620.645 439,515.810	24,606.132 26,826.842 29,037.062 31,389.497 33,969.733 36,575.799 13,644.352
TA JPMorgan Core Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.793524 $9.971515 $9.806624 $9.772973 $9.907375 $9.588054 $10.000000	$10.423223 $9.793524 $9.971515 $9.806624 $9.772973 $9.907375 $9.588054	68,209.905 72,824.027 164,699.959 281,809.908 93,990.865 60,842.207 19,287.425	3,692.173 6,252.293 9,690.082 8,283.294 5,427.576 5,116.567 3,013.827
TA JPMorgan Enhanced Index - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.402942 $16.712538 $14.069218 $12.877634 $13.145060 $11.731616 $10.000000	$19.790578 $15.402942 $16.712538 $14.069218 $12.877634 $13.145060 $11.731616	17,840.441 32,135.683 34,403.618 14,641.533 17,568.139 12,805.714 279.428	560.898 7,289.229 7,794.313 7,286.308 6,806.249 6,842.272 0.000
TA JPMorgan International Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.195876 $11.774100 $9.858704 $9.920481 $10.284549 $10.544050 $10.000000	$11.789095 $10.195876 $11.774100 $9.858704 $9.920481 $10.284549 $10.544050	64,818.253 69,327.881 163,324.752 77,942.824 72,891.068 59,978.044 16,310.542	0.000 0.000 0.000 0.000 10,526.005 0.000 0.000
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.545638 $15.675200 $14.085605 $12.536602 $13.137653 $11.621198 $10.000000	$16.779151 $13.545638 $15.675200 $14.085605 $12.536602 $13.137653 $11.621198	129,563.046 105,706.232 161,855.498 155,210.831 466,359.330 635,812.313 27,042.732	652.261 1,752.290 1,913.773 1,696.106 1,157.534 1,158.864 0.000
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.716783 $11.260378 $10.555146 $10.303757 $10.522686 $10.070649 $10.000000	$11.791380 $10.716783 $11.260378 $10.555146 $10.303757 $10.522686 $10.070649	222,010.825 247,846.300 268,110.978 349,483.270 312,588.757 282,217.982 110,084.606	25,093.495 25,476.136 25,726.285 161,336.864 159,318.601 158,925.183 77,264.351
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.640495 $11.195043 $10.307580 $10.554510 $10.963155 $10.279209 $10.000000	$12.141420 $10.640495 $11.195043 $10.307580 $10.554510 $10.963155 $10.279209	323,387.985 353,189.571 469,835.804 524,222.586 530,561.984 411,312.058 139,757.438	11,266.316 11,443.336 11,559.494 11,561.266 8,698.777 2,499.433 0.000
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.020354 $11.767188 $10.572012 $10.860145 $11.382071 $10.701973 $10.000000	$12.657829 $11.020354 $11.767188 $10.572012 $10.860145 $11.382071 $10.701973	174,672.419 180,665.925 206,011.957 213,560.981 197,022.000 94,166.615 31,940.498	3,742.488 3,759.301 3,775.317 4,359.678 2,219.452 915.966 0.000
TA Levin Large Cap Value - Service Class Subaccount inception date May 1, 2018	2019 2018	$8.943716 $9.969713	$10.287551 $8.943716	7,520.919 0.000	0.000 0.000

C-Share– No longer being sold — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Madison Diversified Income - Service Class Subaccount inception date June 1, 2017	2019 2018 2017	$11.532311 $11.820237 $11.319746	$13.032039 $11.532311 $11.820237	75,316.137 79,890.492 54,278.444	0.000 0.000 0.000
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.088630 $11.817078 $10.595249 $10.386658 $10.755101 $10.463511 $10.000000	$12.607472 $11.088630 $11.817078 $10.595249 $10.386658 $10.755101 $10.463511	966,631.110 1,070,921.718 1,309,071.110 1,444,011.973 1,567,169.738 1,699,526.002 723,202.827	54,906.143 56,739.137 59,067.606 60,674.616 61,922.614 43,730.432 23,716.302
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.924363 $11.527217 $10.559389 $10.319392 $10.569014 $10.214822 $10.000000	$12.049547 $10.924363 $11.527217 $10.559389 $10.319392 $10.569014 $10.214822	324,544.376 379,926.207 420,633.692 455,401.740 520,094.041 474,118.400 261,038.089	2,970.173 2,894.120 3,182.265 12,617.595 5,389.859 6,219.625 2,698.420
TA Managed Risk - Growth ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.609560 $12.720311 $10.920571 $10.611837 $11.186986 $10.944217 $10.000000	$13.629278 $11.609560 $12.720311 $10.920571 $10.611837 $11.186986 $10.944217	447,697.630 514,978.460 583,969.704 629,343.614 613,580.643 731,263.653 349,322.897	11,101.532 11,421.672 17,034.022 17,359.804 26,165.206 97,005.382 10,030.854
TA Market Participation Strategy - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.709403 $12.245491 $11.241574 $10.977013 $11.539282 $10.863207 $10.000000	$13.651015 $11.709403 $12.245491 $11.241574 $10.977013 $11.539282 $10.863207	137,269.446 149,351.647 163,676.936 182,359.072 206,249.557 172,763.213 29,234.133	1,427.211 1,448.605 1,469.050 1,490.023 1,511.728 0.000 0.000
TA Morgan Stanley Capital Growth - Service Class(9) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$21.914168 $20.944234 $14.868862 $15.511408 $14.156391 $13.611367 $10.000000	$26.601581 $21.914168 $20.944234 $14.868862 $15.511408 $14.156391 $13.611367	52,858.860 32,562.721 34,099.145 18,322.051 10,469.215 4,818.896 0.000	4,434.417 4,455.664 5,942.824 6,045.326 5,938.136 6,003.167 1,456.851
TA Morgan Stanley Global Allocation - Service Class(10) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.792292 $11.883958 $10.650154 $10.359899 $10.668485 $10.674703 $10.000000	$12.504072 $10.792292 $11.883958 $10.650154 $10.359899 $10.668485 $10.674703	226,938.988 250,626.486 282,789.005 272,405.514 299,318.498 245,222.461 117,911.290	28,271.610 28,432.060 28,883.257 29,361.972 27,292.510 27,444.338 0.000
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date November 10, 2014	2019 2018 2017 2016 2015 2014	$9.308479 $10.265930 $9.280795 $9.404569 $9.905041 $9.998603	$10.497698 $9.308479 $10.265930 $9.280795 $9.404569 $9.905041	50,078.735 44,858.691 44,187.122 36,222.814 7,570.684 0.000	N/A
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$9.308479 $10.265930 $9.280795 $9.404569 $10.236231	$10.497698 $9.308479 $10.265930 $9.280795 $9.404569	N/A	3,760.456 3,923.564 4,209.669 4,515.328 408.905
TA MSCI EAFE Index - Service Class(3)(12) Subaccount inception date May 1, 2017	2019 2018 2017	$9.271011 $11.012485 $9.998480	$11.021493 $9.271011 $11.012485	22,619.423 17,300.012 6,933.789	234.911 171.963 597.153

C-Share– No longer being sold — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Multi-Managed Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.947969 $13.706212 $12.248161 $11.573700 $11.779587 $10.843264 $10.000000	$15.466087 $12.947969 $13.706212 $12.248161 $11.573700 $11.779587 $10.843264	226,509.454 229,939.372 236,219.686 175,001.198 85,561.599 28,266.285 5,571.675	0.000 0.000 8,116.426 8,116.426 10,966.795 14,327.968 0.000
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.054795 $12.083700 $10.969780 $10.587734 $11.050631 $10.423803 $10.000000	$13.006876 $11.054795 $12.083700 $10.969780 $10.587734 $11.050631 $10.423803	517,098.472 561,761.047 614,600.130 604,407.514 625,849.894 229,119.005 73,827.792	2,498.803 2,607.065 2,805.646 2,822.770 2,496.333 610.911 0.000
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.913547 $11.704146 $10.783373 $10.447704 $10.852257 $10.152664 $10.000000	$12.614326 $10.913547 $11.704146 $10.783373 $10.447704 $10.852257 $10.152664	143,965.391 145,505.450 162,291.787 215,883.374 117,232.528 88,370.045 49,101.141	0.000 0.000 0.000 2,247.857 2,186.501 0.000 0.000
TA PIMCO Tactical - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.305860 $12.457811 $11.034708 $10.702046 $11.275259 $10.779351 $10.000000	$13.511255 $11.305860 $12.457811 $11.034708 $10.702046 $11.275259 $10.779351	719,880.529 732,649.136 732,318.063 735,452.358 408,370.070 61,935.403 8,555.799	2,053.869 2,120.546 2,581.553 1,892.633 1,892.633 0.000 0.000
TA PIMCO Total Return - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.692510 $9.961151 $9.681770 $9.609539 $9.724006 $9.479421 $10.000000	$10.312221 $9.692510 $9.961151 $9.681770 $9.609539 $9.724006 $9.479421	275,885.703 319,209.335 466,053.834 513,408.883 331,157.826 287,844.167 185,405.345	2,116.794 2,516.769 2,974.280 2,016.225 605.028 0.000 0.000
TA PineBridge Inflation Opportunities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$8.631949 $8.918660 $8.795789 $8.618460 $9.025014 $8.879813 $10.000000	$9.18474 $8.631949 $8.918660 $8.795789 $8.618460 $9.025014 $8.879813	41,199.336 45,443.157 54,477.276 74,073.075 79,023.958 32,313.589 11,600.946	4,799.140 5,002.317 5,098.555 5,568.167 5,349.760 4,961.695 1,530.922
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.510567 $11.009908 $10.025411 $9.933817 $10.348459 $10.159541 $10.000000	$11.494259 $10.510567 $11.009908 $10.025411 $9.933817 $10.348459 $10.159541	95,921.177 134,156.896 150,376.388 161,873.997 175,550.755 110,156.950 28,901.122	10,636.274 11,361.942 12,196.378 12,653.061 16,667.846 16,768.825 3,381.517
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.993091 $11.890297 $10.052457 $10.027127 $10.912171 $10.752519 $10.000000	$12.035035 $10.993091 $11.890297 $10.052457 $10.027127 $10.912171 $10.752519	163,685.639 174,334.149 171,260.353 181,920.662 280,220.235 213,515.428 60,262.514	22,752.758 71,913.928 26,657.528 3,851.397 3,510.570 13,430.498 10,128.852

C-Share– No longer being sold — (Continued)
Separate Account Expense 1.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.720901 $11.380193 $10.026166 $9.979738 $10.604463 $10.409842 $10.000000	$11.713181 $10.720901 $11.380193 $10.026166 $9.979738 $10.604463 $10.409842	301,366.347 382,190.060 491,426.758 551,059.135 614,123.472 566,702.974 211,459.429	43,014.148 46,423.589 50,330.675 51,673.192 52,685.235 50,723.623 52,402.361
TA S&P 500 Index - Service Class(3)(13) Subaccount inception date May 1, 2017	2019 2018 2017	$10.426758 $11.180416 $9.998603	$13.398389 $10.426758 $11.180416	13,102.506 24,329.871 4,675.945	205.207 154.098 599.137
TA Small Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.993778 $16.109994 $14.216232 $11.969091 $12.516487 $12.132561 $10.000000	$17.189205 $13.993778 $16.109994 $14.216232 $11.969091 $12.516487 $12.132561	21,806.808 21,793.338 24,390.314 25,538.504 25,780.890 20,900.007 2,094.124	661.193 644.129 228.200 241.776 151.601 81.818 0.000
TA T. Rowe Price Small Cap - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.086791 $17.649251 $14.711320 $13.479844 $13.421772 $12.849602 $10.000000	$20.938292 $16.086791 $17.649251 $14.711320 $13.479844 $13.421772 $12.849602	80,965.375 85,427.508 125,161.601 89,645.625 76,636.263 70,186.223 20,094.896	6,825.971 7,823.831 8,029.943 7,911.026 1,072.719 1,824.356 0.000
TA TS&W International Equity - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.270674 $12.393135 $10.276454 $10.372750 $10.442092 $11.225128 $10.000000	$12.191445 $10.270674 $12.393135 $10.276454 $10.372750 $10.442092 $11.225128	17,408.918 18,160.834 21,935.462 21,062.668 14,639.665 5,767.298 1,461.765	80.734 81.039 81.346 81.661 81.979 0.000 0.000
TA WMC US Growth - Service Class(14) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.116045 $17.417121 $13.747182 $13.635788 $13.009597 $11.939274 $10.000000	$23.504596 $17.116045 $17.417121 $13.747182 $13.635788 $13.009597 $11.939274	31,871.069 14,403.971 16,562.719 17,986.463 21,700.366 17,177.564 2,489.387	0.000 0.000 0.000 0.000 0.000 0.000 0.000

Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.057638 $13.112215 $11.540175 $11.243720 $11.296085 $10.732499 $10.000000	$14.005197 $12.057638 $13.112215 $11.540175 $11.243720 $11.296085 $10.732499	11,788.948 3,507.577 3,183.525 2,741.431 12,807.200 5,553.633 2,156.303	0.000 0.000 0.000 0.000 0.000 0.000 0.000
AB Growth and Income Portfolio - Class B Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.263364 $16.465566 $14.099849 $12.892265 $12.909499 $11.996639 $10.000000	$18.577048 $15.263364 $16.465566 $14.099849 $12.892265 $12.909499 $11.996639	12,249.395 9,589.693 10,509.948 22,548.836 14,252.584 7,935.036 4,707.190	0.000 0.000 0.000 0.000 0.000 0.000 0.000

C-Share– No longer being sold — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
American Funds - Asset Allocation FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.212941 $14.110803 $12.366315 $11.513188 $11.566317 $11.179081 $10.000000	$15.724717 $13.212941 $14.110803 $12.366315 $11.513188 $11.566317 $11.179081	138,004.482 122,052.838 190,890.681 168,926.868 137,520.798 89,492.556 52,330.532	0.000 0.000 0.000 0.000 0.000 0.000 0.000
American Funds - Bond FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.758420 $10.013014 $9.838869 $9.735457 $9.890107 $9.569654 $10.000000	$10.476018 $9.758420 $10.013014 $9.838869 $9.735457 $9.890107 $9.569654	71,389.745 65,326.467 70,946.518 89,728.456 87,723.434 32,949.609 5,569.473	5,689.339 8,907.549 9,628.437 12,396.673 10,468.592 5,395.728 0.000
American Funds - Growth FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.493634 $17.866322 $14.185476 $13.197463 $12.581044 $11.810950 $10.000000	$22.457830 $17.493634 $17.866322 $14.185476 $13.197463 $12.581044 $11.810950	59,404.623 46,026.946 57.331.008 51,111.871 63,421.328 29,999.823 9,822.023	2,307.793 2,405.748 1.297.517 289.216 294.182 0.000 0.000
American Funds - Growth-Income FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.338955 $16.948617 $14.106650 $12.884838 $12.937215 $11.911959 $10.000000	$20.231733 $16.338955 $16.948617 $14.106650 $12.884838 $12.937215 $11.911959	49,929.104 50,864.480 73,174.466 75,598.188 56,946.575 43,576.593 17,099.440	282.737 284.220 285.725 287.440 289.454 291.339 0.000
American Funds - International FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.320400 $13.276682 $10.233969 $10.068886 $10.743192 $11.242065 $10.000000	$13.655831 $11.320400 $13.276682 $10.233969 $10.068886 $10.743192 $11.242065	34,688.259 34,356.489 55,489.906 49,936.372 51,991.508 17,623.802 6,137.813	0.000 0.000 2,069.400 0.000 0.000 0.000 0.000
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.449974 $14.296179 $12.503722 $11.870091 $12.012257 $11.088942 $10.000000	$16.436709 $13.449974 $14.296179 $12.503722 $11.870091 $12.012257 $11.088942	107,250.621 97,922.569 93,843.219 87,329.922 97,150.074 45,266.437 6,173.877	303.485 305.077 306.691 308.532 310.695 312.718 0.000
Fidelity ® VIP Contrafund® Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.145458 $16.477563 $13.763096 $12.974545 $13.122735 $11.936588 $10.000000	$19.576405 $15.145458 $16.477563 $13.763096 $12.974545 $13.122735 $11.936588	66,030.234 65,705.845 69,618.156 73,112.039 52,470.617 15,545.543 4,030.545	131.119 133.418 455.278 1,011.318 1,132.759 758.999 0.000
Fidelity ® VIP Mid Cap Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.712522 $16.342178 $13.768988 $12.493814 $12.899104 $12.355386 $10.000000	$16.630237 $13.712522 $16.342178 $13.768988 $12.493814 $12.899104 $12.355386	16,350.025 17,239.636 17,056.492 16,577.710 21,509.127 7,244.043 3,171.412	0.000 0.000 161.915 325.610 385.102 385.162 0.000

C-Share– No longer being sold — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
Fidelity ® VIP Value Strategies Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.016878 $14.794522 $12.616969 $11.726267 $12.301966 $11.730167 $10.000000	$15.866658 $12.016878 $14.794522 $12.616969 $11.726267 $12.301966 $11.730167	11,613.055 7,835.335 11,084.547 23,909.182 10,415.388 4,087.661 1,989.725	0.000 0.000 0.000 0.000 0.000 0.000 0.000
State Street Total Return V.I.S. Fund - Class 3(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.573301 $12.612224 $11.134549 $10.681140 $11.017704 $10.670871 $10.000000	$13.143026 $11.573301 $12.612224 $11.134549 $10.681140 $11.017704 $10.670871	10,074.308 7,055.780 7,649.037 2,020.197 2,414.591 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA 60/40 Allocation - Service Class Subaccount inception date May 1, 2018	2019 2018	$9.548482 $9.989234	$11.294303 $9.548482	4,487.729 324.478	0.000 0.000
TA Aegon High Yield Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.011347 $11.495713 $10.889413 $9.616416 $10.205471 $10.004232 $10.000000	$12.356903 $11.011347 $11.495713 $10.889413 $9.616416 $10.205471 $10.004232	83,541.480 73,266.857 77,634.740 156,238.618 29,729.935 16,132.074 84,301.392	291.750 658.645 1,661.794 2,222.810 2,780.558 3,183.280 0.000
TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.438827 $9.585793 $9.510672 $9.645334 $9.813221 $9.544504 $10.000000	$9.883673 $9.438827 $9.585793 $9.510672 $9.645334 $9.813221 $9.544504	30,161.999 26,856.913 15,423.625 56,371.016 54,507.681 21,000.087 4,015.540	471.427 526.065 552.428 585.419 660.101 1,799.027 0.000
PAM TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.438827 $9.585793 $9.510672 $9.645334 $9.813221 $9.544504 $10.000000	$9.883673 $9.438827 $9.585793 $9.510672 $9.645334 $9.813221 $9.544504	0.000 21,613.499 0.000 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA American Funds Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$10.439269 $11.258741 $9.975299 $9.520377 $9.999575	$12.109031 $10.439269 $11.258741 $9.975299 $9.520377	117,332.879 115,192.694 139,238.271 64,295.601 13,296.823	0.000 0.000 0.000 0.000 0.000
TA Barrow Hanley Dividend Focused - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.580165 $15.618804 $13.659064 $12.105616 $12.784634 $11.599780 $10.000000	$16.523401 $13.580165 $15.618804 $13.659064 $12.105616 $12.784634 $11.599780	21,730.487 18,317.548 18,595.503 15,159.692 50,522.740 9,753.405 1,392.000	0.000 0.000 332.152 669.243 777.331 777.453 0.000
TA BlackRock Global Real Estate Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.532793 $10.797554 $9.877808 $9.989838 $10.235148 $9.175268 $10.000000	$11.721961 $9.532793 $10.797554 $9.877808 $9.989838 $10.235148 $9.175268	16,408.637 14,237.265 15,981.336 15,595.888 20,495.349 16,043.348 2,015.854	259.920 471.080 672.229 979.249 1,193.880 1,216.213 0.000

C-Share– No longer being sold — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA BlackRock Government Money Market - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.237888 $9.304887 $9.449371 $9.596085 $9.745501 $9.897251 $10.000000	$9.252056 $9.237888 $9.304887 $9.449371 $9.596085 $9.745501 $9.897251	231,753.619 283,637.216 145,599.780 179,750.093 267,977.491 177,829.583 57,870.277	1,490.330 1,518.712 25,681.235 70,911.698 0.000 0.000 0.000
TA BlackRock iShares Edge 40- Service Class(4) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.510576 $11.170257 $10.358183 $10.314323 $10.519547 $10.140718 $10.000000	$11.911841 $10.510576 $11.170257 $10.358183 $10.314323 $10.519547 $10.140718	16,495.991 18,336.730 12,280.891 13,208.582 9,903.208 14,852.396 9,430.201	517.793 529.072 1,211.870 1,235.062 1,222.035 0.000 0.000
TA BlackRock iShares Edge 50 - Service Class(5) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$10.808244 $11.273830 $10.145964 $9.998730	$12.348538 $10.808244 $11.273830 $10.145964	76,743.018 69,764.143 71,159.022 67,475.295	0.000 0.000 0.000 0.000
TA BlackRock iShares Edge 75 - Service Class(6) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.225125 $11.865409 $10.215127 $9.998730	$13.293697 $11.225125 $11.865409 $10.215127	54,314.107 23,662.189 0.000 0.000	0.000 0.000 0.000 0.000
TA BlackRock iShares Edge 100 - Service Class(7) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.832590 $12.694494 $10.462139 $9.997730	$14.514173 $11.832590 $12.694494 $10.462139	3,326.395 2,444.114 0.000 0.000	0.000 0.000 0.000 0.000
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.483909 $12.202933 $11.096738 $10.742386 $10.923812 $10.559125 $10.000000	$13.235211 $11.483909 $12.202933 $11.096738 $10.742386 $10.923812 $10.559125	100,499.324 111,539.048 131,995.097 170,766.879 145,456.744 109,425.734 30,702.750	5,947.561 6,221.913 6,246.445 7,984.069 8,445.328 6,677.203 0.000
TA International Growth - Service Class(8) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.083912 $12.483192 $9.983555 $10.152656 $10.336362 $11.098302 $10.000000	$12.649584 $10.083912 $12.483192 $9.983555 $10.152656 $10.336362 $11.098302	14,566.841 14,632.484 26,169.366 18,297.854 23,280.131 6,939.289 903.481	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Janus Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.304814 $13.522633 $11.764634 $11.475244 $11.640283 $10.963675 $10.000000	$15.952589 $13.304814 $13.522633 $11.764634 $11.475244 $11.640283 $10.963675	128,249.185 103,710.927 135,254.524 136,626.769 92,080.294 120,296.791 19,062.820	7,931.824 9,111.047 10,333.539 12,330.354 7,372.080 3,414.034 0.000
TA Janus Mid-Cap Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.337951 $13.747865 $10.845268 $11.273923 $12.086135 $12.307103 $10.000000	$17.903769 $13.337951 $13.747865 $10.845268 $11.273923 $12.086135 $12.307103	7,059.300 7,422.378 6,736.324 6,109.114 5,627.325 3,678.608 329.927	0.000 0.000 0.000 189.288 178.016 0.000 0.000

C-Share– No longer being sold — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA JPMorgan Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.863668 $11.527802 $10.400509 $10.126669 $10.510264 $10.470392 $10.000000	$12.145890 $10.863668 $11.527802 $10.400509 $10.126669 $10.510264 $10.470392	153,718.536 139,350.672 156,551.470 176,370.578 169,174.858 88,596.478 22,048.721	948.220 990.945 2,023.132 1,129.945 3,139.988 0.000 0.000
TA JPMorgan Asset Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.561307 $14.288100 $11.667122 $11.197108 $11.617978 $11.518746 $10.000000	$15.566759 $12.561307 $14.288100 $11.667122 $11.197108 $11.617978 $11.518746	29,598.812 21,494.508 22,051.280 18,886.927 15,933.930 483.900 146.083	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.023569 $13.177113 $11.199156 $10.704255 $11.152466 $11.056109 $10.000000	$14.181323 $12.023569 $13.177113 $11.199156 $10.704255 $11.152466 $11.056109	166,572.045 174,517.556 193,487.306 158,958.680 131,727.992 127,852.270 77,657.082	33,479.575 34,067.959 34,631.359 35,210.815 35,832.760 36,394.358 0.000
TA JPMorgan Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.434941 $12.271008 $10.732155 $10.355097 $10.783940 $10.673869 $10.000000	$13.080556 $11.434941 $12.271008 $10.732155 $10.355097 $10.783940 $10.673869	332,464.029 398,765.607 400,580.073 433,109.054 457,959.874 410,630.463 132,252.082	959.374 962.144 3,510.996 3,569.883 4,088.988 1,022.259 0.000
TA JPMorgan Core Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.877173 $10.041517 $9.860706 $9.812179 $9.932205 $9.597673 $10.000000	$10.528027 $9.877173 $10.041517 $9.860706 $9.812179 $9.932205 $9.597673	78,181.024 67,571.585 100,734.395 100,490.665 106,918.268 38,124.746 5,378.683	1,306.598 2,129.025 5,430.559 8,694.268 10,410.415 9,610.275 0.000
TA JPMorgan Enhanced Index - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.534494 $16.829837 $14.146793 $12.929273 $13.177987 $11.743375 $10.000000	$19.989551 $15.534494 $16.829837 $14.146793 $12.929273 $13.177987 $11.743375	6,543.204 8,513.052 16,530.104 9,342.680 10,064.606 9,530.887 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan International Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.282953 $11.856737 $9.913060 $9.960266 $10.310315 $10.554614 $10.000000	$11.907626 $10.282953 $11.856737 $9.913060 $9.960266 $10.310315 $10.554614	80,694.395 75,883.863 101,045.031 60,360.153 73,111.496 53,256.851 31,673.43	0.000 0.000 0.000 574.131 556.287 242.067 0.000
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.661292 $15.785200 $14.163268 $12.586881 $13.170557 $11.632849 $10.000000	$16.947813 $13.661292 $15.785200 $14.163268 $12.586881 $13.170557 $11.632849	31,471.664 30,196.946 33,745.233 43,903.665 23,323.909 7,403.883 156.987	0.000 0.000 0.000 0.000 0.000 0.000 0.000

C-Share– No longer being sold — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.808289 $11.339399 $10.613339 $10.345073 $10.549045 $10.080743 $10.000000	$11.909916 $10.808289 $11.339399 $10.613339 $10.345073 $10.549045 $10.080743	139,642.870 161,510.290 177,557.857 186,613.713 183,539.037 104,355.949 66,087.751	5,487.640 8,464.506 9,585.193 11,644.093 9,888.293 3,829.471 0.000
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.731364 $11.273637 $10.364433 $10.596853 $10.990632 $10.289523 $10.000000	$12.263485 $10.731364 $11.273637 $10.364433 $10.596853 $10.990632 $10.289523	105,952.621 116,178.636 124,786.754 214,027.261 218,299.567 149,717.012 27,869.605	3,574.138 3,882.455 6,179.439 6,530.695 4,858.697 0.000 0.000
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.114455 $11.849778 $10.630326 $10.903712 $11.410590 $10.712700 $10.000000	$12.785073 $11.114455 $11.849778 $10.630326 $10.903712 $11.410590 $10.712700	63,997.642 71,522.634 84,387.190 89,877.823 76,613.626 100,166.539 39,877.094	136.639 308.473 2,440.394 2,653.203 858.953 1,047.496 0.000
TA Levin Large Cap Value - Service Class Subaccount inception date May 1, 2018	2019 2018	$8.952729 $9.969754	$10.313389 $8.952729	4,333.121 931.348	0.000 0.000
TA Madison Diversified Income - Service Class Subaccount inception date June 1, 2017	2019 2018 2017	$11.630821 $11.903233 $11.389342	$13.163092 $11.630821 $11.903233	57,309.126 45,752.009 30,596.215	0.000 0.000 0.000
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.183335 $11.900022 $10.653678 $10.428317 $10.782050 $10.474011 $10.000000	$12.734230 $11.183335 $11.900022 $10.653678 $10.428317 $10.782050 $10.474011	623,058.515 689,894.567 762,126.331 910,891.536 949,981.197 756,398.166 324,141.525	13,920.650 14,832.122 15,673.726 18,240.221 14,994.955 6,004.898 967.149
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.017659 $11.608135 $10.617622 $10.360784 $10.595495 $10.225070 $10.000000	$12.170700 $11.017659 $11.608135 $10.617622 $10.360784 $10.595495 $10.225070	185,120.421 189,122.908 216,691.807 229,174.584 205,998.456 161,988.229 37,130.072	1,052.571 1,054.578 1,727.511 1,752.968 3,746.987 0.000 0.000
TA Managed Risk - Growth ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.708698 $12.809591 $10.980787 $10.654401 $11.215008 $10.955190 $10.000000	$13.766302 $11.708698 $12.809591 $10.980787 $10.654401 $11.215008 $10.955190	441,091.232 489,459.768 637,891.401 623,328.688 584,338.294 355,693.450 110,614.547	4,823.645 5,267.638 5,762.733 7,048.273 799.486 149,063.309 0.000
TA Market Participation Strategy - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.809388 $12.331439 $11.303557 $11.021035 $11.568193 $10.874107 $10.000000	$13.788242 $11.809388 $12.331439 $11.303557 $11.021035 $11.568193 $10.874107	73,362.642 84,692.181 110,339.846 117,475.359 108,779.796 124,778.925 37,368.919	0.000 0.000 0.000 0.000 0.000 0.000 0.000

C-Share– No longer being sold — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Morgan Stanley Capital Growth - Service Class(9) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$22.101250 $21.091176 $14.950833 $15.573594 $14.191846 $13.625003 $10.000000	$26.868963 $22.101250 $21.091176 $14.950833 $15.573594 $14.191846 $13.625003	25,121.360 10,445.290 9,825.624 10,211.334 5,984.069 393.752 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Morgan Stanley Global Allocation - Service Class(10) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.884493 $11.967403 $10.708906 $10.401473 $10.695234 $10.685410 $10.000000	$12.629822 $10.884493 $11.967403 $10.708906 $10.401473 $10.695234 $10.685410	91,699.470 103,879.953 134,900.978 134,567.914 76,694.189 43,812.597 5,265.608	0.000 0.000 1,956.829 1,987.534 0.000 0.000 0.000
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date November 10, 2014	2019 2018 2017 2016 2015 2014	$9.366603 $10.314462 $9.310733 $9.420789 $9.907237 $9.998726	$10.579107 $9.366603 $10.314462 $9.310733 $9.420789 $9.907237	64,923.530 53,478.178 63,937.464 49,166.076 22,238.265 3,635.599	N/A
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$9.366603 $10.314462 $9.310733 $9.420789 $10.243593	$10.579107 $9.366603 $10.314462 $9.310733 $9.420789	N/A	0.000 0.000 0.000 0.000 0.000
TA MSCI EAFE Index - Service Class(3)(12) Subaccount inception date May 1, 2017	2019 2018 2017	$9.294321 $11.023551 $9.998603	$11.065765 $9.294321 $11.023551	7,304.894 2,458.336 0.000	0.000 0.000 0.000
TA Multi-Managed Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.058541 $13.802416 $12.315698 $11.620118 $11.809098 $10.854138 $10.000000	$15.621570 $13.058541 $13.802416 $12.315698 $11.620118 $11.809098 $10.854138	123,897.839 115,694.834 150,992.538 147,317.771 29,516.202 5,327.031 2,974.733	4,468.822 8,390.618 8,516.511 0.000 0.000 0.000 0.000
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.149214 $12.168537 $11.030293 $10.630220 $11.078331 $10.434264 $10.000000	$13.137657 $11.149214 $12.168537 $11.030293 $10.630220 $11.078331 $10.434264	95,222.233 118,336.243 129,951.949 166,131.972 146,988.935 116,215.786 41,882.250	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.006761 $11.786309 $10.842840 $10.489611 $10.879444 $10.162845 $10.000000	$12.741160 $11.006761 $11.786309 $10.842840 $10.489611 $10.879444 $10.162845	92,694.407 100,475.037 111,333.210 93,465.257 75,831.021 43,398.269 13,289.079	5,326.318 5,831.258 6,389.236 6,955.768 589.586 0.000 0.000
TA PIMCO Tactical - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.402435 $12.545269 $11.095568 $10.744969 $11.303506 $10.790157 $10.000000	$13.647114 $11.402435 $12.545269 $11.095568 $10.744969 $11.303506 $10.790157	77,777.371 75,448.972 90,644.045 121,192.585 65,287.162 64,301.331 12,497.564	0.000 0.000 0.000 0.000 0.000 0.000 0.000

C-Share– No longer being sold — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA PIMCO Total Return - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.775281 $10.031074 $9.735160 $9.648092 $9.748372 $9.488936 $10.000000	$10.415895 $9.775281 $10.031074 $9.735160 $9.648092 $9.748372 $9.488936	239,643.582 321,029.399 135,869.381 179,133.609 334,930.695 78,988.610 40,575.761	24,829.594 25,892.114 28,433.657 12,598.937 13,904.078 6,251.694 0.000
TA PineBridge Inflation Opportunities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$8.705671 $8.981274 $8.844304 $8.653038 $9.047631 $8.888722 $10.000000	$9.274800 $8.705671 $8.981274 $8.844304 $8.653038 $9.047631 $8.888722	15,683.461 26,151.021 32,758.485 34,229.119 30,022.819 29,546.822 3,909.024	1,384.977 1,481.897 1,601.573 1,612.076 1,727.072 0.000 0.000
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.600349 $11.087205 $10.080708 $9.973675 $10.374400 $10.169739 $10.000000	$11.609846 $10.600349 $11.087205 $10.080708 $9.973675 $10.374400 $10.169739	73,370.737 85,812.499 145,078.068 139,727.715 187,854.028 113,636.988 21,828.140	9,452.056 11,535.197 14,457.013 16,076.958 18,655.091 18,585.263 0.000
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.086977 $11.973757 $10.107891 $10.067354 $10.939516 $10.763305 $10.000000	$12.156045 $11.086977 $11.973757 $10.107891 $10.067354 $10.939516 $10.763305	67,516.518 83,198.104 101,808.968 98,205.322 120,935.491 181,838.536 109,908.889	3,213.289 3,472.508 3,740.579 4,020.407 4,315.964 0.000 0.000
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.812468 $11.460075 $10.081462 $10.019770 $10.631028 $10.420282 $10.000000	$11.830960 $10.812468 $11.460075 $10.081462 $10.019770 $10.631028 $10.420282	79,353.759 112,819.723 153,106.246 181,160.733 203,350.620 448,470.986 260,344.268	0.000 0.000 0.000 949.986 958.015 962.450 971.503
TA S&P 500 Index - Service Class(3)(13) Subaccount inception date May 1, 2017	2019 2018 2017	$10.452981 $11.191651 $9.998603	$13.452209 $10.452981 $11.191651	2,353.927 968.172 5,181.442	0.000 0.000 0.000
TA Small Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$14.113306 $16.223083 $14.294641 $12.017108 $12.547857 $12.144720 $10.000000	$17.362046 $14.113306 $16.223083 $14.294641 $12.017108 $12.547857 $12.144720	11,888.985 14,051.684 24,109.833 23,135.367 8,966.611 4,027.812 2,464.500	144.232 140.341 144.330 0.000 0.000 0.000 0.000
TA T. Rowe Price Small Cap - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.224158 $17.773103 $14.792423 $13.533883 $13.455383 $12.862470 $10.000000	$21.148787 $16.224158 $17.773103 $14.792423 $13.533883 $13.455383 $12.862470	19,170.587 16,996.360 27,840.261 33,204.216 34,626.149 4,739.599 2,044.119	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA TS&W International Equity - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.358416 $12.480149 $10.333137 $10.414353 $10.468245 $11.236370 $10.000000	$12.314053 $10.358416 $12.480149 $10.333137 $10.414353 $10.468245 $11.236370	9,544.704 9,059.118 6,493.002 4,974.538 4,396.490 4,225.344 417.455	509.735 492.457 461.357 0.000 0.000 0.000 0.000

C-Share– No longer being sold — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA WMC US Growth - Service Class(14) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.262222 $17.539365 $13.822992 $13.690475 $13.042186 $11.951240 $10.000000	$23.740911 $17.262222 $17.539365 $13.822992 $13.690475 $13.042186 $11.951240	15,139.914 10,616.644 11,631.165 9,902.225 18,278.127 813.825 814.652	0.000 0.000 0.000 0.000 0.000 0.000 0.000
L-Share – No longer being sold
Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.854460 $12.930208 $11.414028 $11.154150 $11.239736 $10.711007 $10.000000	13.727991 $11.854460 $12.930208 $11.414028 $11.154150 $11.239736 $10.711007	38,711.493 39,962.690 37,947.056 36,296.988 38,774.667 32,982.190 23,950.748	3,482.511 2,673.112 3,207.557 2,681.622 4,668.903 8,285.275 3,283.869
AB Growth and Income Portfolio - Class B Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.006198 $16.237043 $13.945752 $12.789581 $12.845122 $11.972638 $10.000000	$18.209404 $15.006198 $16.237043 $13.945752 $12.789581 $12.845122 $11.972638	72,551.631 108,425.653 136,402.241 152,267.824 160,443.699 151,531.231 30,535.530	35,240.727 36,288.050 48,439.423 48,460.093 45,730.028 48,509.167 19,817.027
American Funds - Asset Allocation FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.990178 $13.914842 $12.231100 $11.421386 $11.508571 $11.156691 $10.000000	$15.413293 $12.990178 $13.914842 $12.231100 $11.421386 $11.508571 $11.156691	548,671.368 599,237.750 627,045.422 590,660.929 557,101.706 467,645.277 124,246.861	9,120.205 9,291.348 11,252.919 5,975.301 9,451.664 5,922.102 4,991.738
American Funds - Bond FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.593856 $9.873891 $9.731249 $9.657794 $9.840701 $9.550465 $10.000000	$10.268514 $9.593856 $9.873891 $9.731249 $9.657794 $9.840701 $9.550465	224,312.157 246,619.038 307,183.701 328,182.100 336,145.838 273,898.421 68,273.201	27,534.561 29,767.201 33,042.428 39,686.120 44,083.958 38,552.809 14,989.456
American Funds - Growth FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.198752 $17.618245 $14.030392 $13.092247 $12.518255 $11.787317 $10.000000	$22.013148 $17.198752 $17.618245 $14.030392 $13.092247 $12.518255 $11.787317	433,4,82.495 509,737.646 573,888.425 444,935.154 368,233.744 199,745.633 61,268.689	83,470.412 76,825.890 85,558.362 75,560.671 69,057.530 59,927.705 14,467.469
American Funds - Growth-Income FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.063520 $16.713284 $13.952421 $12.782103 $12.872635 $11.888121 $10.000000	$19.831101 $16.063520 $16.713284 $13.952421 $12.782103 $12.872635 $11.888121	561,777.002 638,238.476 713,713.786 693,870.342 646,618.326 456,920.276 130,249.623	60,838.885 59,684.279 34,134.732 23,405.783 19,840.651 14,488.554 8,566.638

L-Share – No longer being sold — (Continued)
Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
American Funds - International FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.129495 $13.092270 $10.122025 $9.988567 $10.689533 $11.219555 $10.000000	$13.385319 $11.129495 $13.092270 $10.122025 $9.988567 $10.689533 $11.219555	257,463.239 311,504.094 348,477.787 296,832.160 280,693.682 169,039.393 32,094.277	86,827.735 81,162.945 107,209.361 80,498.891 79,056.314 75,437.299 8,491.946
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.223353 $14.097741 $12.367062 $11.775555 $11.952351 $11.066747 $10.000000	$16.111407 $13.223353 $14.097741 $12.367062 $11.775555 $11.952351 $11.066747	165,835.571 217,983.042 216,558.114 206,713.838 191,456.929 147,271.196 25,153.215	66,682.002 57,498.257 15,215.500 9,318.948 10,357.981 13,453.705 1,847.105
Fidelity ® VIP Contrafund® Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$14.890270 $16.248869 $13.612683 $12.871210 $13.057295 $11.912701 $10.000000	$19.188967 $14.890270 $16.248869 $13.612683 $12.871210 $13.057295 $11.912701	386,114.679 477,395.585 552,957.936 537,849.388 523,199.437 304,049.444 81,347.031	111,978.336 113,304.784 96,115.796 93,387.443 94,588.123 87,394.017 25,699.180
Fidelity ® VIP Mid Cap Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.481454 $16.115351 $13.618496 $12.394293 $12.834781 $12.330676 $10.000000	$16.301082 $13.481454 $16.115351 $13.618496 $12.394293 $12.834781 $12.330676	182,355.150 222,929.359 253,390.072 257,223.618 219,097.441 206,195.744 83,753.785	32,679.321 31,052.488 54,830.245 49,173.722 44,531.236 34,411.038 13,532.459
Fidelity ® VIP Value Strategies Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.814369 $14.589162 $12.479053 $11.632854 $12.240598 $11.706687 $10.000000	$15.552603 $11.814369 $14.589162 $12.479053 $11.632854 $12.240598 $11.706687	123,225.380 142,699.728 175,191.426 180,780.575 178,766.989 123,245.933 49,713.463	5,171.145 9,208.804 18,645.113 18,914.206 13,016.198 8,908.250 5,504.695
State Street Total Return V.I.S. Fund - Class 3(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.378280 $12.437147 $11.012849 $10.596048 $10.962738 $10.649503 $10.000000	$12.882885 $11.378280 $12.437147 $11.012849 $10.596048 $10.962738 $10.649503	26,897.234 31,260.155 34,966.989 33,736.458 39,974.074 37,745.862 9,092.358	886.153 893.370 900.769 908.425 952.221 960.284 732.635
TA 60/40 Allocation - Service Class Subaccount inception date May 1, 2018	2019 2018	$9.529288 $9.989152	$11.237863 $9.529288	5,938.402 0.000	0.000 0.000
TA Aegon High Yield Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.825804 $11.336122 $10.770381 $9.539785 $10.154538 $9.984180 $10.000000	$12.112340 $10.825804 $11.336122 $10.770381 $9.539785 $10.154538 $9.984180	277,453.395 300,681.858 391,439.183 372,498.550 307,625.670 294,977.180 195,118.293	8,444.783 8,684.399 14,494.201 16,268.541 20,226.528 2,053.186 15,287.601
TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.279774 $9.452712 $9.406713 $9.568485 $9.764256 $9.525381 $10.000000	$9.688039 $9.279774 $9.452712 $9.406713 $9.568485 $9.764256 $9.525381	162,118.115 173,591.777 228,672.007 411,332.623 351,939.959 416,100.039 152,068.066	33,522.061 6,072.329 7,954.264 16,149.363 12,871.488 50,655.335 51,066.420

L-Share – No longer being sold — (Continued)
Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
PAM TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.279774 $9.452712 $9.406713 $9.568485 $9.764256 $9.525381 $10.000000	$9.688039 $9.279774 $9.452712 $9.406713 $9.568485 $9.764256 $9.525381	24,912.075 266,990.699 113,828.162 337,464.720 323,564.669 45,378.206 0.000	79,451.964 439,524.742 122,915.972 478,652.537 375,370.469 56,762.344 0.000
TA American Funds Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$10.325004 $11.169138 $9.925511 $9.501238 $9.999493	$11.940648 $10.325004 $11.169138 $9.925511 $9.501238	815,427.678 971,387.182 776,849.430 438,505.663 103,968.948	118,222.890 128,757.125 170,124.661 76,511.841 43,301.801
TA Barrow Hanley Dividend Focused - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.351346 $15.402032 $13.509790 $12.009190 $12.720876 $11.576563 $10.000000	$16.196364 $13.351346 $15.402032 $13.509790 $12.009190 $12.720876 $11.576563	98,862.929 116,584.778 149,064.511 158,113.687 173,919.348 100,807.294 34,318.997	23,362.364 20,880.047 26,332.144 21,766.591 23,186.239 23,603.245 6,453.372
TA BlackRock Global Allocation Managed Risk - Growth - Service Class Subaccount inception date November 10, 2014	2019 2018 2017 2016 2015 2014	$9.190755 $10.422856 $9.007495 $9.192601 $9.862946 $9.998480	$10.639644 $9.190755 $10.422856 $9.007495 $9.192601 $9.862946	302,462.327 349,037.697 369,982.865 368,540.425 392,075.205 17,663.371	N/A
TA BlackRock Global Allocation Managed Risk - Growth - Service Class Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$9.190755 $10.422856 $9.007495 $9.192601 $10.218976	$10.639644 $9.190755 $10.422856 $9.007495 $9.192601	N/A	14,343.493 37,341.041 16,184.362 16,619.908 30,672.289
TA BlackRock Global Real Estate Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.372127 $10.647638 $9.769816 $9.910229 $10.184071 $9.156876 $10.000000	$11.489912 $9.372127 $10.647638 $9.769816 $9.910229 $10.184071 $9.156876	116,535.197 140,577.383 163,625.965 172,181.624 180,201.055 131,337.396 41,240.898	83,895.511 82,267.538 90,236.181 86,212.350 89,396.367 88,911.436 16,648.378
TA BlackRock Government Money Market - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.082200 $9.175691 $9.346067 $9.519630 $9.696876 $9.877422 $10.000000	$9.068905 $9.082200 $9.175691 $9.346067 $9.519630 $9.696876 $9.877422	600,654.608 796,414.870 329,883.026 518,229.971 333,425.732 479,584.358 398,611.180	36,930.399 46,332.335 30,922.832 115,811.529 29,952.964 24,837.700 95,562.423
TA BlackRock iShares Edge 40- Service Class(4) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.333435 $11.015175 $10.244944 $10.232148 $10.467068 $10.120413 $10.000000	$11.676033 $10.333435 $11.015175 $10.244944 $10.232148 $10.467068 $10.120413	145,558.944 172,330.291 207,710.521 306,650.679 336,477.596 149,814.109 87,419.820	68,219.685 72,754.605 80,442.769 85,655.987 113,440.933 105,763.039 29,544.161
TA BlackRock iShares Edge 50 - Service Class(5) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$10.718300 $11.213769 $10.122115 $9.998484	$12.209133 $10.718300 $11.213769 $10.122115	45,447.791 46,230.394 34,585.059 29,792.686	8,169.061 5,648.635 3,767.933 16,935.535
TA BlackRock iShares Edge 75 - Service Class(6) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.131714 $11.802212 $10.191125 $9.998484	$13.143623 $11.131714 $11.802212 $10.191125	71,801.914 37,467.809 0.000 0.000	22,160.184 37,277.252 0.000 0.000

L-Share – No longer being sold — (Continued)
Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA BlackRock iShares Edge 100 - Service Class(7) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.734128 $12.626893 $10.437566 $9.998484	$14.350328 $11.734128 $12.626893 $10.437566	17,639.106 17,691.584 30,008.073 13,790.532	0.000 0.000 0.000 0.000
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.290391 $12.033520 $10.975426 $10.656801 $10.869310 $10.537980 $10.000000	$12.973240 $11.290391 $12.033520 $10.975426 $10.656801 $10.869310 $10.537980	983,684.286 1,223,190.327 1,446,389.325 1,610,649.691 1,644,846.465 1,484,483.311 622,413.183	141,483.810 127,550.018 166,193.097 165,703.256 177,324.025 132,269.972 67,683.110
TA International Growth - Service Class(8) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.913976 $12.309925 $9.874429 $10.071777 $10.284791 $11.076094 $10.000000	$12.399204 $9.913976 $12.309925 $9.874429 $10.071777 $10.284791 $11.076094	158,887.199 197,070.867 216,192.727 201,358.961 225,639.976 133,864.494 55,617.989	19,497.095 16,936.237 22,542.693 20,589.681 21,136.268 17,333.970 6,627.012
TA Janus Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.080646 $13.334948 $11.636059 $11.383838 $11.582224 $10.941727 $10.000000	$15.636874 $13.080646 $13.334948 $11.636059 $11.383838 $11.582224 $10.941727	1,074,654.268 1,207,429.944 1,501,652.972 1,479,847.465 1,336,940.830 730,541.910 283,387.831	176,729.082 181,784.865 193,236.162 183,503.267 150,647.483 103,780.502 55,481.023
TA Janus Mid-Cap Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.113197 $13.557031 $10.726709 $11.184105 $12.025854 $12.282490 $10.000000	$17.549404 $13.113197 $13.557031 $10.726709 $11.184105 $12.025854 $12.282490	66,613.825 66,041.144 63,212.178 60,150.171 71,423.580 50,751.746 25,495.762	21,133.229 24,557.532 33,683.117 33,033.523 34,653.585 34,595.793 10,760.839
TA JPMorgan Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.680627 $11.367789 $10.286836 $10.045997 $10.457830 $10.449437 $10.000000	$11.905511 $10.680627 $11.367789 $10.286836 $10.045997 $10.457830 $10.449437	400,918.199 507,892.887 579,176.948 556,190.158 539,950.936 489,159.798 112,218.837	42,194.225 47,490.304 51,244.660 61,821.830 63,812.675 58,005.134 31,598.773
TA JPMorgan Asset Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.349621 $14.089764 $11.539582 $11.107903 $11.560026 $11.495701 $10.000000	$15.258630 $12.349621 $14.089764 $11.539582 $11.107903 $11.560026 $11.495701	127,199.252 125,757.742 141,928.181 145,138.043 147,706.178 117,552.744 19,084.184	39,987.550 30,314.762 38,547.562 27,791.560 4,182.492 214.319 0.000
TA JPMorgan Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.820934 $12.994188 $11.076736 $10.618972 $11.096827 $11.033969 $10.000000	$13.900601 $11.820934 $12.994188 $11.076736 $10.618972 $11.096827 $11.033969	2,445,329.604 2,843,454.087 2,965,459.502 2,824,898.682 2,978,798.721 2,336,345.737 885,183.766	415,409.316 423,335.952 524,123.651 370,632.160 395,239.177 333,872.109 218,920.095
TA JPMorgan Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.242256 $12.100668 $10.614849 $10.272607 $10.730141 $10.652493 $10.000000	$12.821655 $11.242256 $12.100668 $10.614849 $10.272607 $10.730141 $10.652493	3,459,288.639 4,035,766.293 4,642,446.338 4,212,692.245 4,537,222.835 4,547,958.554 1,812,160.186	421,307.419 448,294.965 466,062.021 414,106.794 414,447.113 428,534.264 157,873.589

L-Share – No longer being sold — (Continued)
Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA JPMorgan Core Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.710708 $9.902089 $9.752899 $9.733985 $9.882637 $9.578442 $10.000000	$10.319609 $9.710708 $9.902089 $9.752899 $9.733985 $9.882637 $9.578442	306,189.309 337,681.005 391,575.285 404,410.283 356,338.164 249,919.458 75,650.356	22,676.867 23,563.675 58,639.017 56,679.803 43,044.476 34,878.879 8,737.666
TA JPMorgan Enhanced Index - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.272721 $16.596237 $13.992167 $12.826282 $13.112257 $11.719868 $10.000000	$19.593906 $15.272721 $16.596237 $13.992167 $12.826282 $13.112257 $11.719868	107,876.929 120,209.923 131,017.369 133,310.241 122,790.919 119,833.474 106,018.564	14,822.637 12,947.439 26,912.459 45,278.170 62,335.484 80,513.540 1,005.911
TA JPMorgan International Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.109647 $11.692134 $9.804695 $9.880917 $10.258883 $10.533491 $10.000000	$11.671903 $10.109647 $11.692134 $9.804695 $9.880917 $10.258883 $10.533491	610,392.672 628,479.898 719,371.572 784,382.375 891,155.155 611,357.354 265,879.539	276,956.663 274,044.111 327,672.972 293,289.895 298,712.997 175,770.666 55,898.626
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.431097 $15.566106 $14.008471 $12.486620 $13.104874 $11.609569 $10.000000	$16.612368 $13.431097 $15.566106 $14.008471 $12.486620 $13.104874 $11.609569	222,319.017 254,446.651 310,684.672 299,110.256 273,711.033 191,132.350 64,552.937	58,103.054 61,994.676 90,647.308 84,952.190 66,706.739 69,780.272 10,257.532
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.626160 $11.181991 $10.497339 $10.262666 $10.496420 $10.060561 $10.000000	$11.674180 $10.626160 $11.181991 $10.497339 $10.262666 $10.496420 $10.060561	950,987.935 1,086,965.099 1,236,009.143 1,611,550.399 1,536,007.541 1,100,174.502 591,414.118	80,336.256 97,255.566 116,971.056 128,715.629 130,866.803 124,206.970 49,622.847
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.550532 $11.117130 $10.251137 $10.512445 $10.935810 $10.268922 $10.000000	$12.020759 $10.550532 $11.117130 $10.251137 $10.512445 $10.935810 $10.268922	1,035,808.908 1,222,419.589 1,385,326.054 1,907,085.697 1,734,729.547 1,171,194.793 505,160.442	99,928.807 114,349.805 145,973.920 159,838.955 203,611.401 203,465.624 82,637.648
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.927153 $11.685266 $10.514106 $10.816840 $11.353665 $10.691252 $10.000000	$12.531992 $10.927153 $11.685266 $10.514106 $10.816840 $11.353665 $10.691252	794,902.386 951,575.498 1,199,157.180 1,539,685.735 1,725,348.621 1,048,124.518 464,201.951	258,618.309 287,427.541 263,594.449 444,880.675 413,289.245 210,760.230 30,827.475
TA Levin Large Cap Value - Service Class Subaccount inception date May 1, 2018	2019 2018	$8.934715 $9.969672	$10.261817 $8.934715	3,116.687 0.000	0.000 0.000
TA Madison Diversified Income - Service Class Subaccount inception date June 1, 2017	2019 2018 2017	$11.434824 $11.737982 $11.250710	$12.902530 $11.434824 $11.737982	159,512.573 195,522.004 224,356.967	14,830.715 1,269.368 514.997

L-Share – No longer being sold — (Continued)
Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.994877 $11.734829 $10.537220 $10.345237 $10.728264 $10.453037 $10.000000	$12.482176 $10.994877 $11.734829 $10.537220 $10.345237 $10.728264 $10.453037	3,827,773.036 4,469,236.154 4,979,300.511 5,471,740.892 6,100,894.487 4,951,402.067 1,811,998.711	500,665.384 561,111.864 665,574.688 648,392.356 736,419.904 590,875.459 167,323.199
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.831987 $11.446976 $10.501545 $10.278238 $10.542635 $10.204584 $10.000000	$11.929769 $10.831987 $11.446976 $10.501545 $10.278238 $10.542635 $10.204584	221,926.628 341,877.509 440,266.010 573,813.629 595,022.369 456,655.384 140,874.387	76,938.987 79,358.242 83,100.913 70,424.600 73,851.263 50,359.526 20,431.164
TA Managed Risk - Growth ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.511388 $12.631775 $10.860752 $10.569519 $11.159064 $10.933258 $10.000000	$13.493807 $11.511388 $12.631775 $10.860752 $10.569519 $11.159064 $10.933258	2,615,142.201 3,070,132.315 3,423,705.544 3,637,698.554 4,107,576.222 3,985,463.190 1,629,355.721	629,891.008 726,263.222 823,270.713 765,687.520 796,806.671 951,079.397 450,363.944
TA Market Participation Strategy - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.610398 $12.160266 $11.180007 $10.933243 $11.510485 $10.852328 $10.000000	$13.515343 $11.610398 $12.160266 $11.180007 $10.933243 $11.510485 $10.852328	747,920.799 855,638.057 891,025.265 998,721.027 1,042,284.137 969,212.473 339,896.373	113,071.557 93,004.416 99,467.353 109,702.192 115,882.560 125,950.825 16,136.459
TA Morgan Stanley Capital Growth - Service Class(9) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$21.728946 $20.798532 $14.787467 $15.449590 $14.121087 $13.597759 $10.000000	$26.337251 $21.728946 $20.798532 $14.787467 $15.449590 $14.121087 $13.597759	203,507.263 77,819.306 83,780.407 43,795.921 53,733.185 32,194.273 9,347.744	23,155.993 15,311.028 9,200.535 7,264.446 7,749.636 6,489.707 0.000
TA Morgan Stanley Global Allocation - Service Class(10) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.701051 $11.801246 $10.591830 $10.318589 $10.641864 $10.664010 $10.000000	$12.379822 $10.701051 $11.801246 $10.591830 $10.318589 $10.641864 $10.664010	550,270.079 717,416.378 931,999.468 893,420.819 641,333.221 414,574.278 152,124.030	181,165.157 161,039.260 206,340.766 181,332.847 161,307.416 173,629.067 27,743.504
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date November 10, 2014	2019 2018 2017 2016 2015 2014	$9.250812 $10.217721 $9.251011 $9.388423 $9.902841 $9.998480	$10.417064 $9.250812 $10.217721 $9.251011 $9.388423 $9.902841	166,696.227 222,338.210 243,866.514 213,634.578 158,136.200 4,250.019	N/A
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$9.250812 $10.217721 $9.251011 $9.388423 $10.228890	$10.417064 $9.250812 $10.217721 $9.251011 $9.388423	N/A	2,125.131 4,184.196 3,220.760 10,954.437 1,351.212
TA MSCI EAFE Index - Service Class(3)(12) Subaccount inception date May 1, 2017	2019 2018 2017	$9.247703 $11.001403 $9.998356	$10.977308 $9.247703 $11.001403	3,990.648 1,913.650 1,913.650	0.000 0.000 0.000

L-Share – No longer being sold — (Continued)
Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Multi-Managed Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.838510 $13.610835 $12.181103 $11.527559 $11.750201 $10.832406 $10.000000	$15.312401 $12.838510 $13.610835 $12.181103 $11.527559 $11.750201 $10.832406	714,695.626 749,972.940 1,053,466.360 1,222,006.379 214,416.312 35,764.905 2,925.072	114,242.379 144,385.752 161,089.808 210,712.390 2,942.118 2,533.218 7.170
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.961331 $11.999615 $10.909723 $10.545529 $11.023068 $10.413369 $10.000000	$12.877603 $10.961331 $11.999615 $10.909723 $10.545529 $11.023068 $10.413369	789,705.767 872,542.928 1,018,110.321 1,212,579.781 1,104,503.163 1,111,493.247 447,863.188	29,237.496 49,470.285 67,490.073 125,724.529 72,926.658 65,345.774 46,547.547
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.821292 $11.622702 $10.724327 $10.406055 $10.825170 $10.142494 $10.000000	$12.488979 $10.821292 $11.622702 $10.724327 $10.406055 $10.825170 $10.142494	242,636.171 233,262.905 248,863.193 268,052.240 216,520.881 197,003.768 63,851.665	18,925.860 24,404.330 26,388.192 34,896.609 14,784.489 14,755.873 5,853.786
TA PIMCO Tactical - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.210279 $12.371124 $10.974285 $10.659382 $11.247124 $10.768556 $10.000000	$13.376985 $11.210279 $12.371124 $10.974285 $10.659382 $11.247124 $10.768556	527,207.217 601,498.847 732,488.486 701,685.294 939,184.275 361,640.186 126,163.176	70,453.483 74,849.507 77,803.609 104,238.197 281,353.122 61,063.250 27,524.767
TA PIMCO Total Return - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.610570 $9.891823 $9.628744 $9.571222 $9.699736 $9.469916 $10.000000	$10.209749 $9.610570 $9.891823 $9.628744 $9.571222 $9.699736 $9.469916	658,247.811 733,433.743 855,823.078 877,052.902 855,911.939 695,135.185 406,244.058	119,835.293 123,739.007 158,547.688 179,600.327 150,519.160 137,904.954 44,220.768
TA PineBridge Inflation Opportunities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$8.558965 $8.856581 $8.747617 $8.584091 $9.002487 $8.870906 $10.000000	$9.091215 $8.558965 $8.856581 $8.747617 $8.584091 $9.002487 $8.870906	155,083.721 178,918.085 212,569.619 315,828.949 300,321.392 262,887.081 94,596.042	24,425.795 25,301.529 26,817.586 27,792.018 28,559.207 31,462.937 16,760.130
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.421685 $10.933258 $9.970486 $9.894194 $10.322630 $10.149364 $10.000000	$11.379996 $10.421685 $10.933258 $9.970486 $9.894194 $10.322630 $10.149364	139,940.112 212,576.531 242,898.786 253,863.733 270,923.798 220,958.529 145,292.804	29,777.183 30,346.122 31,099.507 36,209.741 41,751.028 45,720.281 19,152.741
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.900128 $11.807517 $9.997379 $9.987134 $10.884932 $10.741760 $10.000000	$11.915406 $10.900128 $11.807517 $9.997379 $9.987134 $10.884932 $10.741760	949,451.399 1,102,426.020 1,228,909.166 1,349,737.774 1,471,942.755 1,624,608.196 556,119.893	438,745.569 449,977.832 523,256.404 516,905.159 575,410.723 483,253.655 201,574.461

L-Share – No longer being sold — (Continued)
Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.630273 $11.300987 $9.971254 $9.939946 $10.577994 $10.399412 $10.000000	$11.596785 $10.630273 $11.300987 $9.971254 $9.939946 $10.577994 $10.399412	1,136,610.457 1,272,686.188 1,664,123.461 1,822,392.721 1,928,301.761 1,810,558.628 969,298.909	131,132.951 143,025.426 183,173.540 225,645.497 230,832.097 249,831.161 193,081.112
TA S&P 500 Index - Service Class(3)(13) Subaccount inception date May 1, 2017	2019 2018 2017	$10.400580 $11.169170 $9.998356	$13.344716 $10.400580 $11.169170	190,864.674 832.626 4,642.269	9,305.936 6,541.819 0.000
TA Small Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.875451 $15.997875 $14.138380 $11.921370 $12.485262 $12.120421 $10.000000	$17.018355 $13.875451 $15.997875 $14.138380 $11.921370 $12.485262 $12.120421	109,039.704 138,285.074 152,386.254 174,257.031 133,590.169 93,338.730 36,267.066	33,601.065 26,649.954 40,335.301 37,363.813 34,433.216 39,416.693 7,309.629
TA T. Rowe Price Small Cap - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.950761 $17.526410 $14.630748 $13.426091 $13.388277 $12.836738 $10.000000	$20.730180 $15.950761 $17.526410 $14.630748 $13.426091 $13.388277 $12.836738	183,001.322 213,557.484 253,216.462 251,818.788 244,212.580 209,993.651 76,374.754	45,370.074 43,838.392 66,936.667 63,848.804 57,911.681 57,207.837 15,633.649
TA TS&W International Equity - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.183813 $12.306871 $10.220167 $10.331375 $10.416026 $11.213892 $10.000000	$12.070258 $10.183813 $12.306871 $10.220167 $10.331375 $10.416026 $11.213892	61,806.745 64,672.637 64,981.151 76,417.141 71,351.315 56,231.083 10,364.029	21,706.418 21,034.069 27,689.222 23,633.717 24,793.661 27,907.096 10,715.341
TA WMC US Growth - Service Class(14) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.971369 $17.295930 $13.671914 $13.581429 $12.977138 $11.927318 $10.000000	$23.271065 $16.971369 $17.295930 $13.671914 $13.581429 $12.977138 $11.927318	89,669.083 76,003.035 85,194.874 97,923.113 108,455.891 71,042.619 35,679.078	43,205.426 28,247.828 17,770.182 19,004.724 17,288.377 18,539.715 8,665.049

Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.989593 $13.051316 $11.497994 $11.213835 $11.277288 $10.725322 $10.000000	$13.912276 $11.989593 $13.051316 $11.497994 $11.213835 $11.277288 $10.725322	127,300.779 184,323.984 199,519.842 209,774.588 205,920.314 152,756.274 56,486.277	3,565.509 3,263.306 5,875.733 4,873.332 4,888.211 6,217.435 0.000
AB Growth and Income Portfolio - Class B Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.177114 $16.389002 $14.048268 $12.857915 $12.887985 $11.988638 $10.000000	$18.453620 $15.177114 $16.389002 $14.048268 $12.857915 $12.887985 $11.988638	493,645.600 635,037.543 892,649.972 818,236.223 751,013.016 539,089.078 147,178.697	36,303.520 54,458.388 52,986.994 46,084.575 41,463.372 20,510.543 1,695.662

L-Share – No longer being sold — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
American Funds - Asset Allocation FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.138270 $14.045179 $12.321080 $11.482506 $11.547038 $11.171618 $10.000000	$15.620233 $13.138270 $14.045179 $12.321080 $11.482506 $11.547038 $11.171618	1,594,044.823 1,789,315.317 1,981,274.594 1,500,270.625 1,177,244.433 833,877.928 232,056.438	359,733.199 392,247.407 443,536.169 422,247.468 321,613.538 130,945.965 10,243.815
American Funds - Bond FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.703272 $9.966435 $9.802879 $9.709513 $9.873617 $9.563258 $10.000000	$10.406408 $9.703272 $9.966435 $9.802879 $9.709513 $9.873617 $9.563258	870,784.638 1,015,146.192 1,488,025.610 1,209,822.380 1,003,603.495 742,820.206 262,512.916	69,867.013 80,174.076 107,958.860 114,574.536 65,091.882 31,626.964 3,738.658
American Funds - Growth FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.394810 $17.783276 $14.133611 $13.162311 $12.560096 $11.803072 $10.000000	$22.308658 $17.394810 $17.783276 $14.133611 $13.162311 $12.560096 $11.803072	1,149,794.792 1,354,587.901 1,695,452.331 1,569,912.592 1,311,182.798 932,625.503 269,293.365	250,353.602 403,361.244 788,395.989 802,942.499 780,576.123 703,050.297 133,586.501
American Funds - Growth-Income FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.246619 $16.869803 $14.055048 $12.850493 $12.915654 $11.904007 $10.000000	$20.097293 $16.246619 $16.869803 $14.055048 $12.850493 $12.915654 $11.904007	952,939.212 1,161,878.727 1,570,689.122 1,644,795.067 1,437,930.245 1,147,723.314 401,760.499	176,724.435 270,048.136 470,583.936 472,855.742 487,660.569 417,952.422 143,570.284
American Funds - International FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.256398 $13.214920 $10.196511 $10.042032 $10.725270 $11.234562 $10.000000	$13.565050 $11.256398 $13.214920 $10.196511 $10.042032 $10.725270 $11.234562	818,360.511 1,027,978.950 1,281,325.782 1,514,714.957 1,066,955.240 789,224.421 243,349.442	163,563.161 213,305.573 364,347.230 383,595.067 371,375.272 250,442.413 69,312.739
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.373966 $14.229697 $12.457995 $11.838471 $11.992238 $11.081541 $10.000000	$16.327487 $13.373966 $14.229697 $12.457995 $11.838471 $11.992238 $11.081541	632,360.720 924,945.512 883,145.882 872,804.716 820,924.406 374,891.990 96,971.498	33,916.151 46,724.827 65,038.822 65,239.700 87,634.908 60,819.881 5,164.836
Fidelity ® VIP Contrafund® Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.059843 $16.400914 $13.712741 $12.939961 $13.100859 $11.928611 $10.000000	$19.446283 $15.059843 $16.400914 $13.712741 $12.939961 $13.100859 $11.928611	1,100,637.040 1,370,230.943 1,972,789.965 1,811,646.319 1,636,479.143 1,191,612.284 226,325.742	228,256.596 341,902.821 630,163.395 633,514.853 612,988.522 474,559.936 30,209.211
Fidelity ® VIP Mid Cap Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.634994 $16.266154 $13.718602 $12.460505 $12.877596 $12.347138 $10.000000	$16.519695 $13.634994 $16.266154 $13.718602 $12.460505 $12.877596 $12.347138	653,535.504 737,388.229 1,053,256.981 834,498.510 786,988.063 664,468.037 116,986.679	196,723.805 321,051.472 595,102.564 590,907.643 597,913.642 509,792.218 28,735.814

L-Share – No longer being sold — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
Fidelity ® VIP Value Strategies Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.948956 $14.725718 $12.570812 $11.695015 $12.281457 $11.722328 $10.000000	$15.761216 $11.948956 $14.725718 $12.570812 $11.695015 $12.281457 $11.722328	358,186.206 410,203.490 561,451.341 475,172.893 438,809.742 344,271.416 59,349.035	99,326.888 171,049.563 362,816.888 385,420.876 386,744.398 350,294.747 4,148.494
State Street Total Return V.I.S. Fund - Class 3(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.508018 $12.553673 $11.093887 $10.652772 $10.999388 $10.663753 $10.000000	$13.055871 $11.508018 $12.553673 $11.093887 $10.652772 $10.999388 $10.663753	54,616.484 52,727.057 63,148.255 77,192.453 80,168.178 47,459.645 16,632.257	1,367.161 1,181.952 1,915.227 1,360,509 1,370.985 1,051.756 0.000
TA 60/40 Allocation - Service Class Subaccount inception date May 1, 2018	2019 2018	$9.542077 $9.989207	$11.275452 $9.542077	63,707.044 16,037.972	0.000 0.000
TA Aegon High Yield Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.949120 $11.442237 $10.849566 $9.590778 $10.188441 $9.997538 $10.000000	$12.274807 $10.949120 $11.442237 $10.849566 $9.590778 $10.188441 $9.997538	912,529.126 1,082,394.071 1,491,988.973 1,438,179.377 1,784,931.787 1,401,951.811 1,842,017.360	29,200.328 33,164.131 42,323.362 44,590.277 39,946.977 18,505.279 1,383.488
TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.385492 $9.541214 $9.475894 $9.619634 $9.796865 $9.538127 $10.000000	$9.818004 $9.385492 $9.541214 $9.475894 $9.619634 $9.796865 $9.538127	376,070.193 299,981.923 470,005.936 607,053.126 591,510.272 743,361.179 646,518.867	275,268.367 282,505.738 356,063.791 377,869.271 528,590.947 421,655.821 174,629.578
PAM TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.385492 $9.541214 $9.475894 $9.619634 $9.796865 $9.538127 $10.000000	$9.818004 $9.385492 $9.541214 $9.475894 $9.619634 $9.796865 $9.538127	590,312.608 3,470,391.047 739,511.091 4,873,405.326 3,992,056.770 593,754.936 3,482.845	20,800.101 782,673.416 85,686.639 1,295,977.828 1,025,013.520 56,718.188 0.000
TA American Funds Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$10.401014 $11.28789 $9.958681 $9.513983 $9.999548	$12.052604 $10.401014 $11.28789 $9.958681 $9.513983	4,176,153.804 4,652,635.118 5,220,210.685 3,775,134.284 1,158,801.050	259,582.515 287,876.497 304,278.973 137,431.910 86,336.103
TA Barrow Hanley Dividend Focused - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.503417 $15.546169 $13.609114 $12.073363 $12.763329 $11.592033 $10.000000	$16.413594 $13.503417 $15.546169 $13.609114 $12.073363 $12.763329 $11.592033	321,990.814 339,038.598 472,371.877 497,742.472 452,357.793 350,201.422 50,867.318	23,936.087 51,687.702 58,370.135 54,615.055 58,274.557 40,531.568 17,393.577
TA BlackRock Global Real Estate Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.478886 $10.747301 $9.841655 $9.963197 $10.218080 $9.169134 $10.000000	$11.644021 $9.478886 $10.747301 $9.841655 $9.963197 $10.218080 $9.169134	163,102.070 217,914.380 250,376.715 254,399.794 269,804.906 166,490.280 63,241.310	46,847.691 50,417.648 77,475.068 79,437.969 96,222.885 34,995.610 2,843.462

L-Share – No longer being sold — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA BlackRock Government Money Market - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.185659 $9.261591 $9.414789 $9.570501 $9.729250 $9.890633 $10.000000	$9.190549 $9.185659 $9.261591 $9.414789 $9.570501 $9.729250 $9.890633	1,908,188.401 2,299,985.602 1,602,868.867 2,529,140.266 2,191,978.940 1,419,900.456 1,727,691.484	52,093.422 22,003.910 25,432.012 129,060.785 389,923.770 391,276.499 293,788.763
TA BlackRock iShares Edge 40- Service Class(4) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.451163 $11.118304 $10.320288 $10.286837 $10.502019 $10.133949 $10.000000	$11.832669 $10.451163 $11.118304 $10.320288 $10.286837 $10.502019 $10.133949	525,788.703 607,187.137 771,219.581 970,302,033 969,398.301 894,990.652 356,124.159	13,982.057 33,693.956 46,886.463 75,944.883 110,254.095 108,513.253 36,927.656
TA BlackRock iShares Edge 50 - Service Class(5) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$10.778162 $11.253760 $10.138010 $9.998648	$12.301864 $10.778162 $11.253760 $10.138010	362,807.683 346,442.263 561,530.426 584,082.591	4,834.419 5,074.038 3,341.876 0.000
TA BlackRock iShares Edge 75 - Service Class(6) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.193893 $11.844308 $10.207126 $9.998648	$13.243458 $11.193893 $11.844308 $10.207126	199,816.968 100,311.747 51,414.564 34,498.768	15,765.182 754.957 0.000 0.000
TA BlackRock iShares Edge 100 - Service Class(7) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.799675 $12.671932 $10.453951 $9.998648	$14,459330 $11.799675 $12.671932 $10.453951	26,816.136 27,465.275 32,914.250 1,888.246	1,361.309 1,383.016 1,166.213 3,638.049
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.419004 $12.146176 $11.056146 $10.713764 $10.905604 $10.552069 $10.000000	$13.147254 $11.419004 $12.146176 $11.056146 $10.713764 $10.905604 $10.552069	3,422,950.527 4,030,910.354 5,111,465.918 5,763,233.260 6,004,912.069 5,302,758.711 2,452,159.553	224,341.105 287,565.283 335,735.160 349,161.017 368,856.410 315,446.914 193,512.887
TA International Growth - Service Class(8) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.026912 $12.425138 $9.947032 $10.125599 $10.319130 $11.090899 $10.000000	$12.565517 $10.026912 $12.425138 $9.947032 $10.125599 $10.319130 $11.090899	295,013.573 385,534.686 463,280.422 510,654.533 475,026.981 321,593.619 86,255.852	28,465.063 50,416.586 85,116.947 71,947.097 123,149.179 69,872.515 50,477.022
TA Janus Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.229596 $13.459718 $11.721567 $11.444644 $11.620870 $10.956358 $10.000000	$15.846553 $13.229596 $13.459718 $11.721567 $11.444644 $11.620870 $10.956358	4,690,523.449 5,329,723.141 5,714,227.087 5,829,614.143 5,133,260.436 2,390,178.719 846,771.666	310,529.660 413,118.649 537,134.311 535,654.427 459,431.230 335,840.509 50,722.907
TA Janus Mid-Cap Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.262563 $13.683922 $10.805595 $11.243877 $12.065997 $12.298900 $10.000000	$17.784783 $13.262563 $13.683922 $10.805595 $11.243877 $12.065997 $12.298900	205,306.907 225,375.400 241,957.863 267,965.672 185,124.496 138,837.629 45,252.660	23,306.332 11,813.321 20,551.711 20,065.931 18,927.320 16,528.296 212.264

L-Share – No longer being sold — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA JPMorgan Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.802256 $11.474173 $10.362453 $10.099672 $10.492730 $10.463402 $10.000000	$12.065156 $10.802256 $11.474173 $10.362453 $10.099672 $10.492730 $10.463402	2,292,246.035 2,657,211.398 2,626,584.225 2,842,297.992 2,885,567.764 1,799,118.890 859,254.384	144,183.453 184,342.764 233,286.455 206,699.293 209,496.466 145,024.828 24,624.544
TA JPMorgan Asset Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.490322 $14.221662 $11.624448 $11.167282 $11.598634 $11.511064 $10.000000	$15.463330 $12.490322 $14.221662 $11.624448 $11.167282 $11.598634 $11.511064	309,732.388 373,107.654 487,809.607 441,868.380 594,974.013 585,346.544 155,400.451	4,364.943 4,336.134 3,883.849 28,874.953 5,475.678 1,856.986 1,199.051
TA JPMorgan Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.955593 $13.115820 $11.158176 $10.675723 $11.133874 $11.048720 $10.000000	$14.087050 $11.955593 $13.115820 $11.158176 $10.675723 $11.133874 $11.048720	9,493,086.163 10,932.440.003 12,081,853.386 11,047,852.821 11,262,307.802 8,419,509.261 3,481.238.734	330,503.479 433,961.229 536,839.860 511,125.331 517,685.257 317,535.793 160,915.977
TA JPMorgan Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.370312 $12.213930 $10.692895 $10.327498 $10.765963 $10.666738 $10.000000	$12.993629 $11.370312 $12.213930 $10.692895 $10.327498 $10.765963 $10.666738	15,358,430.641 17,475,466.595 19,815.444.618 21,026,241.857 22,553,575.372 22,074,908.232 8,416,943.646	763,704.055 847,088.980 919,846.361 1,021,475.856 1,027,373.063 317,535.793 330,832.694
TA JPMorgan Core Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.821352 $9.994815 $9.824634 $9.786023 $9.915645 $9.591261 $10.000000	$10.458080 $9.821352 $9.994815 $9.824634 $9.786023 $9.915645 $9.591261	743,272.027 783,349.724 894,685.575 1,182,687.557 803,333.767 522,888.441 253,335.000	174,298.251 251,440.153 362,754.219 377,095.840 191,336.809 106,009.025 51,666.815
TA JPMorgan Enhanced Index - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.446674 $16.751556 $14.095040 $12.894815 $13.156025 $11.735537 $10.000000	$19.856688 $15.446674 $16.751556 $14.095040 $12.894815 $13.156025 $11.735537	156,792.799 186,032.463 263,293.522 256,739.641 200,875.359 122,331.076 12,606.972	5,626.970 49,432.824 117,940.209 123,845.585 12,759.711 2,126.419 0.000
TA JPMorgan International Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.224832 $11.801594 $9.876797 $9.933718 $10.293130 $10.547569 $10.000000	$11.828491 $10.224832 $11.801594 $9.876797 $9.933718 $10.293130 $10.547569	2,050,610.838 2,483,963.836 3,068,076.653 3,054,936.218 3,641,030.517 2,400,838.117 1,033,844.806	158,076.161 202,437.617 208,403.826 189,552.603 301,738.819 109,401.619 42,480.448
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.584086 $15.711794 $14.111462 $12.553342 $13.148614 $11.625085 $10.000000	$16.835192 $13.584086 $15.711794 $14.111462 $12.553342 $13.148614 $11.625085	582,402.231 833,156.141 1,426,154.763 1,256,831.186 1,085,894.934 837,321.324 158,057.554	136,208.733 277,537.753 536,836.134 564,964.063 512,188.209 478,670.027 166,792.762

L-Share – No longer being sold — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.747195 $11.286648 $10.574505 $10.317499 $10.531461 $10.074011 $10.000000	$11.830763 $10.747195 $11.286648 $10.574505 $10.317499 $10.531461 $10.074011	4,463,235.388 5,071,759.131 5,974,315.444 6,629,997.808 6,445,923.397 4,459,686.872 1,848,481.012	299,040.503 331,889.147 412,256.374 420,460.236 385,015.010 310,069.225 154,451.238
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.670711 $11.221195 $10.326511 $10.568615 $10.972312 $10.282648 $10.000000	$12.181984 $10.670711 $11.221195 $10.326511 $10.568615 $10.972312 $10.282648	5,125,618.026 5,878,022.311 6,879,014.900 7,968,525.017 8,321,901.530 5,825,954.981 2,264,209.023	458,818.813 597,544.207 635,553.225 812,597.205 579,741.512 417,242.620 134,652.324
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.051644 $11.794672 $10.591426 $10.874653 $11.391564 $10.705543 $10.000000	$12.700114 $11.051644 $11.794672 $10.591426 $10.874653 $11.391564 $10.705543	2,801,447.032 3,320,149.410 3,994,118.611 4,802,816.111 5,231,756.843 3,046,400.074 1,324,765.634	194,069.209 243,768.822 300,048.213 321,975.741 312,856.187 169,270.878 81,991.539
TA Levin Large Cap Value - Service Class Subaccount inception date May 1, 2018	2019 2018	$8.946722 $9.969727	$10.296154 $8.946722	250.287 0.000	0.000 0.000
TA Madison Diversified Income - Service Class Subaccount inception date June 1,2017	2019 2018 2017	$11.565080 $11.847855 $11.342925	$13.075607 $11.565080 $11.847855	359,785.977 302,822.444 240,269.271	3,241.593 3,357.923 0.000
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.120119 $11.844659 $10.614697 $10.400519 $10.764074 $10.467013 $10.000000	$12.649592 $11.120119 $11.844659 $10.614697 $10.400519 $10.764074 $10.467013	28,767,902.407 33,176,228.327 37,900,024.011 41,373,742.345 43,849,362.943 32,717,032.490 11,386,700.818	2,556,927.517 2,957,317.702 3,287,360.633 3,581,122.810 3,555,666.443 2,546,744.945 798,390.673
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.955381 $11.554129 $10.578760 $10.333155 $10.577824 $10.218227 $10.000000	$12.089795 $10.955381 $11.554129 $10.578760 $10.333155 $10.577824 $10.218227	1,685,294.464 1,944,007.633 2,896,278.453 4,128,802.717 3,709,480.082 3,164,750.174 1,391,501.380	567,722.665 599,608.255 785,659.978 854,531.295 838,242.161 484,640.672 361,354.798
TA Managed Risk - Growth ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.642529 $12.750019 $10.940622 $10.626009 $11.196321 $10.947869 $10.000000	$13.674821 $11.642529 $12.750019 $10.940622 $10.626009 $11.196321 $10.947869	9,742,260.402 11,720,685.722 14,330,393.839 16,077,902.033 18,189,318.936 15,685,951.390 5,548,339.779	1,377,113.132 1,632,741.209 2,077,892.779 2,194,620.116 2,242,972.614 1,812,793.691 691,025.466
TA Market Participation Strategy - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.742654 $12.274093 $11.262211 $10.991679 $11.548912 $10.866845 $10.000000	$13.696629 $11.742654 $12.274093 $11.262211 $10.991679 $11.548912 $10.866845	2,533,111.251 3,194,040.526 3,665,498.378 4,357,579.672 4,682,745.168 4,441,725.603 1,222,783.518	156,443.133 158,155.081 211,588.998 237,625.407 268,760.991 238,202.816 37,001.858

L-Share – No longer being sold — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Morgan Stanley Capital Growth - Service Class(9) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$21.976370 $20.993122 $14.896156 $15.532106 $14.168189 $13.615904 $10.000000	$26.690433 $21.976370 $20.993122 $14.896156 $15.532106 $14.168189 $13.615904	429,772.911 212,847.110 217,702.810 195,210.569 179,702.738 97,340.585 21,836.602	47,242.329 20,197.900 21,828.680 11,321.235 18,841.047 4,691.635 0.000
TA Morgan Stanley Global Allocation - Service Class(10) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.822941 $11.911703 $10.669705 $10.373728 $10.677395 $10.678265 $10.000000	$12.545856 $10.822941 $11.911703 $10.669705 $10.373728 $10.677395 $10.678265	2,705,408.916 3,243,290.309 3,724,268.692 3,446,210.459 2,697,990.690 1,318,519.902 481,118.236	219,295.179 241,847.612 217,493.582 142,335.930 85,374.412 27,382.182
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date November 10, 2014	2019 2018 2017 2016 2015 2014	$9.327826 $10.282094 $9.290767 $9.409973 $9.905770 $9.998644	$10.524777 $9.327826 $10.282094 $9.290768 $9.409973 $9.905770	911,598.822 1,038,829.503 1,120,801.382 1,317,653.538 1,515,166.021 143,988.176	N/A
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$9.327826 $10.282094 $9.290768 $9.409973 $10.238680	$10.524777 $9.327826 $10.282094 $9.290768 $9.409973	N/A	27,539.022 86,781.637 85,705.270 29,348.409 11,134.826
TA Multi-Managed Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.984745 $13.738225 $12.270651 $11.589150 $11.789415 $10.846881 $10.000000	$15.517780 $12.984745 $13.738225 $12.270651 $11.589150 $11.789415 $10.846881	4,620,781.478 5,198,848.702 6,159,492.860 4,761,012.052 1,281,357.575 367,697.118 155,696.096	427,156.705 457,313.842 456,127.195 446,315.041 63,934.012 1,747.118 0.000
TA MSCI EAFE Index - Service Class(3)(12) Subaccount inception date May 1, 2017	2019 2018 2017	$9.278751 $11.016157 $9.998521	$11.036189 $9.278751 $11.016157	35,220.696 51,605.391 19,368.393	0.000 3,075.860 0.000
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.086189 $12.111929 $10.989928 $10.601876 $11.059856 $10.427283 $10.000000	$13.050333 $11.086189 $12.111929 $10.989928 $10.601876 $11.059856 $10.427283	2,760,608.046 3,129,996.807 4,053,789.006 4,608,904.816 4,567,234.345 4,038,621.568 1,521,956.282	64,379.994 75,076.404 108,548.015 145,993.702 134,580.508 122,967.168 50,222.198
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.944536 $11.731476 $10.803164 $10.461648 $10.861299 $10.156054 $10.000000	$12.656477 $10.944536 $11.731476 $10.803164 $10.461648 $10.861299 $10.156054	1,131,518.741 1,491,544.464 2,006,685.341 2,064,430.387 1,731,743.267 742,912.559 211,353.453	93,101.461 100,320.750 133,250.215 139,608.083 76,815.579 22,446.998 10,407.479
TA PIMCO Tactical - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.337994 $12.486932 $11.054983 $10.716348 $11.284678 $10.782951 $10.000000	$13.556427 $11.337994 $12.486932 $11.054983 $10.716348 $11.284678 $10.782951	1,715,881.155 2,057,577.935 2,414,549.923 2,583,067.027 2,662,730.420 1,600,587.241 605,375.864	138,173.933 135,556.060 147,269.640 154,216.271 299,233.124 105,071.479 61,916.712

L-Share – No longer being sold — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA PIMCO Total Return - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.720065 $9.984443 $9.699566 $9.622392 $9.732134 $9.482602 $10.000000	$10.346709 $9.720065 $9.984443 $9.699566 $9.622392 $9.732134 $9.482602	1,758,804.947 2,027,893.620 2,660,893.620 2,714,265.079 2,698,951.372 2,321,109.993 1,181,039.994	333,945.983 454,472.638 607,221.188 696,687.609 703,918.348 562,017.795 290,303.551
TA PineBridge Inflation Opportunities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$8.656480 $8.939511 $8.811960 $8.629981 $9.032552 $8.882785 $10.000000	$9.213171 $8.656480 $8.939511 $8.811960 $8.629981 $9.032552 $8.882785	507,614.472 629,988.914 893,178.889 1,034,894.576 1,789,457.242 1,905,725.931 265,309.758	34,448.214 34,938.697 61,568.970 62,927.511 42,945.571 41,392.292 23,605.265
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.540396 $11.035611 $10.043809 $9.947079 $10.357094 $10.162935 $10.000000	$11.532646 $10.540396 $11.035611 $10.043809 $9.947079 $10.357094 $10.162935	1,130,848.027 1,348,716.506 1,669,890.550 2,220,649.615 2,185,824.034 1,541,826.177 822,960.680	17,852.772 32,607.711 35,403.818 48,076.413 49,344.909 40,231.271 24,998.605
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.024299 $11.918055 $10.070907 $10.040519 $10.921279 $10.756115 $10.000000	$12.075239 $11.024299 $11.918055 $10.070907 $10.040519 $10.921279 $10.756115	2,550,049.075 3,100,468.291 3,683,726.949 4,201,503.940 4,941,948.601 4,035,152.360 1,571,002.368	187,424.522 222,378.647 226,843.579 251,210.540 354,761.524 230,373.462 137,089.962
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.751378 $11.406793 $10.044591 $9.993076 $10.613321 $10.413329 $10.000000	11.752367 $10.751378 $11.406793 $10.044591 $9.993076 $10.613321 $10.413329	5,089,978.669 5,989,148.979 6,926,343.732 7,724,174.203 8,448,771.881 8,256,449.224 3,955,128.014	198,671.881 233,889.073 318,869.801 361,235.792 422,477.154 433,651.266 223,774.389
TA S&P 500 Index - Service Class(3)(13) Subaccount inception date May 1, 2017	2019 2018 2017	$10.435474 $11.184152 $9.998521	13.416257 $10.435474 $11.184152	16,871.236 33,328.053 4,272.400	6,296.471 1,378.899 0.000
TA Small Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$14.033549 $16.147648 $14.242354 $11.985086 $12.526940 $12.136615 $10.000000	$17.246669 $14.033549 $16.147648 $14.242354 $11.985086 $12.526940 $12.136615	120,993.714 148,626.655 245,484.014 197,397.000 184,816.109 195,517.665 31,802.685	19,856.893 21,799.264 28,825.401 26,838.989 33,086.324 15,144.463 2,174.061
TA T. Rowe Price Small Cap - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.132468 $17.690455 $14.738321 $13.497831 $13.432961 $12.853885 $10.000000	$21.008243 $16.132468 $17.690455 $14.738321 $13.497831 $13.432961 $12.853885	565,664.318 768,482.850 1,119,971.239 979,522.859 897,268.173 635,617.289 162,884.426	184,262.426 329,329.645 587,495.983 572,024.370 520,458.178 448,300.487 114,130.104
TA TS&W International Equity - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.299846 $12.422077 $10.295319 $10.386586 $10.450790 $11.228868 $10.000000	$12.232180 $10.299846 $12.422077 $10.295319 $10.386586 $10.450790 $11.228868	81,646.212 97,997.925 108,969.074 158,312.402 116,947.050 83,460.367 26,244.915	50,977.344 63,385.514 78,538.486 71,016.529 81,745.215 27,618.553 2,941.474

L-Share – No longer being sold — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA WMC US Growth - Service Class(14) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.164642 $17.457784 $13.772422 $13.653984 $13.020441 $11.943257 $10.000000	$23.583131 $17.164642 $17.457784 $13.772422 $13.653984 $13.020441 $11.943257	223,567.304 202,058.511 337,232.034 301,358.135 317,232.511 222,562.763 80,969.535	48,995.603 38,573.174 66,115.077 64,825.173 61,614.906 24,046.726 0.000

Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.091836 $13.142791 $11.561320 $11.258732 $11.305513 $10.736082 $10.000000	$14.051949 $12.091836 $13.142791 $11.561320 $11.258732 $11.305513 $10.736082	35,282.823 26,129.229 28,193.673 30,280.470 35,106.933 9,290.371 3,341.657	916.869 916.869 916.869 916.926 916.991 917.060 316.419
AB Growth and Income Portfolio - Class B Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.306681 $16.503992 $14.125713 $12.909472 $12.920273 $12.000655 $10.000000	$18.639081 $15.306681 $16.503992 $14.125713 $12.909472 $12.920273 $12.000655	43,335.341 49,261.573 50,670.148 50,654.867 55,108.672 42,593.715 21,856.165	0.000 0.000 0.000 0.000 0.000 0.000 0.000
American Funds - Asset Allocation FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.250286 $14.143600 $12.388916 $11.528463 $11.575911 $11.182807 $10.000000	$15.777009 $13.250286 $14.143600 $12.388916 $11.528463 $11.575911 $11.182807	179,296.704 280,316.814 201,184.946 256,528.386 129,429.028 95,272.296 40,691.480	891.402 2,470.814 2,414.569 2,412.170 891.519 891.586 306.167
American Funds - Bond FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.786010 $10.036296 $9.856862 $9.748383 $9.898318 $9.572853 $10.000000	$10.510874 $9.786010 $10.036296 $9.856862 $9.748383 $9.898318 $9.572853	309,824.086 351,444.969 442,789.966 512,677.522 404,826.804 267,683.874 48,244.062	3,866.544 6,697.614 3,311.385 3,869.977 3,894.901 2,074.498 1,747.509
American Funds - Growth FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.543097 $17.907870 $14.211415 $13.214983 $12.591497 $11.814889 $10.000000	$22.532546 $17.543097 $17.907870 $14.211415 $13.214983 $12.591497 $11.814889	92,740.996 116,019.204 111,092.321 111,703.967 102,363.806 59,543.877 28,219.573	4,294.119 3,936.519 843.864 843.916 843.975 844.039 292.644
American Funds - Growth-Income FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.385114 $16.988003 $14.132425 $12.901927 $12.947953 $11.915942 $10.000000	$20.298990 $16.385114 $16.988003 $14.132425 $12.901927 $12.947953 $11.915942	100,288.634 152,881.724 156,732.620 167,258.437 180,983.619 140,755.081 79,993.089	3,753.762 3,749.742 3,961.019 3,396.859 1,996.615 831.541 292.596
American Funds - International FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.352381 $13.307525 $10.252663 $10.082239 $10.752102 $11.245813 $10.000000	$13.701222 $11.352381 $13.307525 $10.252663 $10.082239 $10.752102 $11.245813	84,575.945 102,386.055 97,859.100 93,863.642 62,230.205 43,496.061 24,943.959	4,839.722 4,626.506 893.399 893.454 893.517 893.584 306.855

L-Share – No longer being sold — (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.488186 $14.329580 $12.526690 $11.885961 $12.022287 $11.092651 $10.000000	$16.491649 $13.488186 $14.329580 $12.526690 $11.885961 $12.022287 $11.092651	64,932.380 100,805.655 102,626.825 111,343.243 106,706.324 126,709.755 98,079.100	0.000 0.000 0.000 51.506 1,332.808 43.027 0.000
Fidelity ® VIP Contrafund® Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.188466 $16.516035 $13.788364 $12.991871 $13.133689 $11.940572 $10.000000	$19.641824 $15.188466 $16.516035 $13.788364 $12.991871 $13.133689 $11.940572	71,407.946 83,774.828 89,803.595 76,826.234 73,398.074 33,327.644 10,840.127	5,214.251 5,349.670 4,793.119 4,554.938 8,405.314 3,996.322 874,845
Fidelity ® VIP Mid Cap Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.751449 $16.380325 $13.794257 $12.510483 $12.909862 $12.359513 $10.000000	$16.685794 $13.751449 $16.380325 $13.794257 $12.510483 $12.909862 $12.359513	58,311.227 70,046.645 68,086.405 72,320.811 79,593.785 58,450.028 35,108.203	4,242.998 4,183.510 4,219.069 4,364.502 6,303.126 2,230.758 565.913
Fidelity ® VIP Value Strategies Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.051028 $14.829096 $12.640148 $11.741933 $12.312232 $11.734088 $10.000000	$15.919693 $12.051028 $14.829096 $12.640148 $11.741933 $12.312232 $11.734088	22,297.676 25,131.627 23,659.703 15,256.906 16,383.539 7,080.418 2,394.411	2,684.115 2,671.809 2,643.024 2,678.119 2,641.685 2,184.583 592.605
State Street Total Return V.I.S. Fund - Class 3(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.606128 $12.641636 $11.154969 $10.695419 $11.026900 $10.674440 $10.000000	$13.186905 $11.606128 $12.641636 $11.154969 $10.695419 $11.026900 $10.674440	7,729.667 9,257.148 8,851.425 4,921.799 3,420.804 2,728.542 14.971	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA 60/40 Allocation - Service Class Subaccount inception date May 1, 2018	2019 2018	$9.551691 $9.989248	$11.303756 $9.551691	28,126.964 1,006.955	0.000 0.000
TA Aegon High Yield Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.042623 $11.522555 $10.909402 $9.629248 $10.213968 $10.007569 $10.000000	$12.398207 $11.042623 $11.522555 $10.909402 $9.629248 $10.213968 $10.007569	67,806.744 68,359.205 116,953.712 171,246.263 149,640.900 99,577.778 454,433.033	0.000 0.000 0.000 0.000 2,544.566 1,743.794 0.000
TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.465640 $9.608183 $9.528141 $9.658209 $9.821416 $9.547700 $10.000000	$9.916710 $9.465640 $9.608183 $9.528141 $9.658209 $9.821416 $9.547700	212,792.211 200,833.830 213,791.465 301,656.634 267,110.460 229,240.493 118,019.127	6,130.098 4,792.771 4,255.891 8,061.509 222,803.237 3,810.112 12,938.796
PAM TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.465640 $9.608183 $9.528141 $9.658209 $9.821416 $9.547700 $10.000000	$9.916710 $9.465640 $9.608183 $9.528141 $9.658209 $9.821416 $9.547700	0.000 0.000 0.000 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000

L-Share – No longer being sold — (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA American Funds Managed Risk - Balanced - Service Class Subaccount inception date May 1, 205	2019 2018 2017 2016 2015	$10.458472 $11.273779 $9.983636 $9.523565 $9.999589	$12.137363 $10.458472 $11.273779 $9.983636 $9.523565	2,008,094.635 2,553,830.900 2,531,134.973 1,538,083.138 312,767.949	62,809.156 74,232.764 79,506.979 41,719.140 29,954.489
TA Barrow Hanley Dividend Focused - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.618732 $15.655273 $13.684145 $12.121779 $12.795301 $11.603659 $10.000000	$16.578603 $13.618732 $15.655273 $13.684145 $12.121779 $12.795301 $11.603659	19,200.635 25,105.825 98,819.687 100,809.586 102,379.804 24,158.172 3,449.318	6,309.646 6,465.922 6,867.381 2,091.537 4,816.818 4,238.242 1,452.199
TA BlackRock Global Real Estate Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.559871 $10.822763 $9.895937 $10.003181 $10.243698 $9.178335 $10.000000	$11.761133 $9.559871 $10.822763 $9.895937 $10.003181 $10.243698 $9.178335	23,743.211 29,312.790 37,379.601 41,809.349 40,772.499 28,645.858 15,048.486	4,637.689 5,069.525 4,974.289 13,702.573 13,181.159 3,004.891 0.000
TA BlackRock Government Money Market - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.264106 $9.326616 $9.466711 $9.608897 $9.753638 $9.900559 $10.000000	$9.282960 $9.264106 $9.326616 $9.466711 $9.608897 $9.753638 $9.900559	267,208.427 318,364.979 359,338.090 626,376.121 707,102.360 484,704.900 384,089.323	25,714.215 35,822.637 40,697.435 37,098.281 69,487.436 177,092.938 20,842.924
TA BlackRock iShares Edge 40- Service Class(4) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.540398 $11.196336 $10.377187 $10.328089 $10.528328 $10.144110 $10.000000	$11.951619 $10.540398 $11.196336 $10.377187 $10.328089 $10.528328 $10.144110	243,283.879 269,964.785 300,292.530 333,998.457 316,221.857 233,040.756 105,114.053	13,792.616 15,194.777 19,442.929 34,620.010 49,708.571 38,716.121 2,202.988
TA BlackRock iShares Edge 50 - Service Class(5) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$10.823311 $11.283871 $10.149951 $9.998771	$12.371941 $10.823311 $11.283871 $10.149951	155,714.899 160,758.914 109,724.215 121,401.258	0.000 0.000 0.000 0.000
TA BlackRock iShares Edge 75 - Service Class(6) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.240798 $11.875999 $10.219150 $9.998771	$13.318919 $11.240798 $11.875999 $10.219150	84,137.567 40,984.215 110.217 0.000	0.000 0.000 0.000 0.000
TA BlackRock iShares Edge 100 - Service Class(7) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.849103 $12.705812 $10.466249 $9.998771	$14.541701 $11.849103 $12.705812 $10.466249	1,296.484 180.586 2,386.749 2,206.028	0.000 0.000 0.000 0.000
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.516527 $12.231430 $11.117111 $10.756731 $10.932929 $10.562653 $10.000000	$13.279432 $11.516527 $12.231430 $11.117111 $10.756731 $10.932929 $10.562653	1,656,597.845 1,896,925.208 2,285,447.085 2,625,133.628 2,567,035.293 2,300,269.186 968,809.271	88,960.727 107,137.958 126,243.853 146,573.925 140,032.535 86,264.053 24,968.725
TA International Growth - Service Class(8) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.112556 $12.512353 $10.001895 $10.166224 $10.344990 $11.102015 $10.000000	$12.691851 $10.112556 $12.512353 $10.001895 $10.166224 $10.344990 $11.102015	31,980.690 33,812.493 73,100.238 67,721.082 74,501.988 22,115.469 6,050.885	3,753.413 5,117.161 4,583.938 4,405.566 4,113.192 1,140.702 854.495

L-Share – No longer being sold — (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Janus Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.342590 $13.554207 $11.786229 $11.490564 $11.650000 $10.967341 $10.000000	$16.005890 $13.342590 $13.554207 $11.786229 $11.490564 $11.650000 $10.967341	1,494,273.462 1,828,724.343 2,096,588.668 2,044,531.267 1,739,313.614 922,108.414 278,846.205	51,117.698 43,483.576 48,108.956 38,232.629 32,193.046 30,327.463 13,008.480
TA Janus Mid-Cap Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.375818 $13.779967 $10.865180 $11.288974 $12.096220 $12.311215 $10.000000	$17.963577 $13.375818 $13.779967 $10.865180 $11.288974 $12.096220 $12.311215	18,533.647 25,125.749 26,741.852 26,356.163 23,615.654 16,288.672 3,643.075	2,439.878 2,304.017 2,479.574 2,245.743 1,273.012 1,181.460 1,176.849
TA JPMorgan Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.894537 $11.554742 $10.419628 $10.140218 $10.519054 $10.473903 $10.000000	$12.186495 $10.894537 $11.554742 $10.419628 $10.140218 $10.519054 $10.473903	716,259.470 805,611.611 1,013,614.984 1,094,806.862 1,159,925.012 621,632.024 285,473.261	17,465.823 21,278.166 25,718.681 25,948.682 77,128.335 28,961.841 36,537.062
TA JPMorgan Asset Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.596995 $14.321488 $11.688562 $11.212077 $11.627700 $11.522602 $10.000000	$15.618803 $12.596995 $14.321488 $11.688562 $11.212077 $11.627700 $11.522602	141,665.271 126,496.303 128,928.642 68,597.209 49,792.778 29,903.644 18,915.919	0.000 541.360 507.291 536.502 545.879 542.513 0.000
TA JPMorgan Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.057698 $13.207882 $11.219717 $10.718558 $11.161786 $11.059804 $10.000000	$14.228679 $12.057698 $13.207882 $11.219717 $10.718558 $11.161786 $11.059804	3,537,477.024 3,997,645.220 4,489,919.334 4,335,761.945 4,571,391.860 3,683,756.801 1,764,489.987	173,465.076 202,401.343 218,576.150 226,066.033 228,939.774 198,981.466 129,102.681
TA JPMorgan Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.467421 $12.299669 $10.751867 $10.368927 $10.792938 $10.677437 $10.000000	$13.124268 $11.467421 $12.299669 $10.751867 $10.368927 $10.792938 $10.677437	5,477,932.721 6,395,913.668 7,315,679.463 7,579,996.726 7,996,618.555 7,757,462.638 3,258,183.934	277,972.669 331,813.805 365,123.639 440,299.391 390,159.713 327,030.171 113,366.040
TA JPMorgan Core Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.905232 $10.064979 $9.878813 $9.825274 $9.940491 $9.600889 $10.000000	$10.563219 $9.905232 $10.064979 $9.878813 $9.825274 $9.940491 $9.600889	229,038.561 256,544.674 323,509.562 388,303.437 377,916.004 132,289.095 58,277.786	13,281.917 19,374.499 15,378.952 15,079.019 12,284.602 9,244.612 11,182.491
TA JPMorgan Enhanced Index - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.578583 $16.869122 $14.172754 $12.946539 $13.188990 $11.747303 $10.000000	$20.056322 $15.578583 $16.869122 $14.172754 $12.946539 $13.188990 $11.747303	11,087.664 11,634.411 20,067.413 20,762.439 18,990.152 14,794.869 9,473.375	2,500.105 5,570.039 5,869.064 2,873.329 205.933 218.572 0.000

L-Share – No longer being sold — (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA JPMorgan International Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.312182 $11.884454 $9.931274 $9.973576 $10.318920 $10.558141 $10.000000	$11.947448 $10.312182 $11.884454 $9.931274 $9.973576 $10.318920 $10.558141	624,850.519 813,042.940 891,281.480 986,976.222 1,050,457.986 761,558.633 253,806.662	62,789.154 73,576.312 83,990.667 81,981.965 75,913.435 55,046.121 18,175.270
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.700078 $15.822051 $14.189258 $12.603680 $13.181537 $11.636728 $10.000000	$17.004433 $13.700078 $15.822051 $14.189258 $12.603680 $13.181537 $11.636728	46,728.101 45,455.516 59,210.833 47,384.756 48,363.104 13,718.975 8,222.901	0.000 1,381.396 1,328.954 1,318.761 549.767 41.054 0.000
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.839008 $11.365915 $10.632847 $10.358900 $10.557858 $10.084125 $10.000000	$11.949729 $10.839008 $11.365915 $10.632847 $10.358900 $10.557858 $10.084125	1,864,198.715 2,058,599.384 2,505,750.433 2,772,824.326 2,408,546.059 1,901,607.683 902,505.293	175,285.298 201,703.047 210,969.689 227,977.717 217,695.101 86,383.576 21,333.911
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.761862 $11.299974 $10.383466 $10.611010 $10.999811 $10.292971 $10.000000	$12.304477 $10.761862 $11.299974 $10.383466 $10.611010 $10.999811 $10.292971	2,269,332.860 2,530,483.016 3,047,871.157 3,482,149.355 3,721,268.972 2,858,440.096 1,039,380.138	164,599.018 186,436.660 203,262.711 211,333.233 197,075.933 85,117.563 28,730.840
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.145997 $11.877428 $10.649820 $10.918254 $11.420103 $10.716280 $10.000000	$12.827766 $11.145997 $11.877428 $10.649820 $10.918254 $11.420103 $10.716280	982,047.806 1,149,886.955 1,326,079.203 1,540,714.791 1,704,301.320 932,814.082 287,278.458	84,702.120 91,404.550 105,357.617 108,036.703 541,698.274 193,592.776 35,401.322
TA Levin Large Cap Value - Service Class Subaccount inception date May 1, 2018	2019 2018	$8.955738 $9.969768	$10.322009 $8.955738	941.952 0.000	0.000 0.000
TA Madison Diversified Income - Service Class Subaccount inception date June 1, 2017	2019 2018 2017	$11.663820 $11.930999 $11.412629	$13.207033 $11.663820 $11.930999	394,165.978 400,379.216 351,484.283	0.000 0.000 0.000
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.215103 $11.927824 $10.673248 $10.442242 $10.791045 $10.477507 $10.000000	$12.776792 $11.215103 $11.927824 $10.673248 $10.442242 $10.791045 $10.477507	9,866,860.113 11,478,018.517 13,036,082.049 14,581,221.436 15,477,858.340 12,187,086.846 4,153,049.354	1,125,035.993 1,325,471.373 1,473,997.422 1,679,383.988 1,620,361.477 927,625.831 87,085.678
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.048951 $11.635253 $10.637121 $10.374622 $10.604339 $10.228484 $10.000000	$12.211357 $11.048951 $11.635253 $10.637121 $10.374622 $10.604339 $10.228484	849,440.662 1,157,459.629 1,321,262.863 1,387,815.352 1,360,515.031 1,051,554.155 472,504.182	124,863.788 134,106.217 143,940.095 141,875.895 53,722.993 45,757.874 2,335.180

L-Share – No longer being sold — (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Managed Risk - Growth ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.741949 $12.839508 $11.000943 $10.668632 $11.224368 $10.958846 $10.000000	$13.812289 $11.741949 $12.839508 $11.000943 $10.668632 $11.224368 $10.958846	4,807,337.715 5,401,420.359 6,339,714.697 6,925,239.245 7,503,400.105 6,394,792.700 2,385,027.830	786,161.545 921,293.299 1,001,722.850 1,043,001.393 447,757.940 324,414.451 167,039.670
TA Market Participation Strategy - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.842928 $12.360245 $11.324315 $11.035764 $11.577846 $10.877738 $10.000000	$13.834310 $11.842928 $12.360245 $11.324315 $11.035764 $11.577846 $10.877738	1,171,508.141 1,404,139.125 1,701,737.957 1,864,708.854 1,929,846.523 1,665,112.584 554,239.451	20,185.465 22,086.174 23,393.780 23,922.336 25,021.088 20,412.190 5,877.135
TA Morgan Stanley Capital Growth - Service Class(9) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$22.164045 $21.140457 $14.978293 $15.594387 $14.203680 $13.629550 $10.000000	$26.958784 $22.164045 $21.140457 $14.978293 $15.594387 $14.203680 $13.629550	48,960.126 32,427.388 59,172.248 52,228.770 40,030.272 11,736.698 4,582.366	4,033.704 1,989.043 0.000 0.000 0.000 0.000 0.000
TA Morgan Stanley Global Allocation - Service Class(10) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.915400 $11.995337 $10.728561 $10.415362 $10.704160 $10.688977 $10.000000	$12.672017 $10.915400 $11.995337 $10.728561 $10.415362 $10.704160 $10.688977	480,076.934 700,803.492 795,805.807 642,459.808 271,892.069 107,725.203 83,325.946	23,956.961 24,140.813 25,597.739 16,879.171 9,834.841 5,868.073 4,642.464
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date November 10, 2014	2019 2018 2017 2016 2015 2014	$9.386058 $10.330687 $9.320727 $9.426201 $9.907970 $9.998767	$10.606383 $9.386058 $10.330687 $9.320727 $9.426201 $9.907970	238,847.279 308,344.143 366,616.609 407,788.914 550,476.747 26,175.188	N/A
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$9.386058 $10.330687 $9.320727 $9.426201 $10.246046	$10.606383 $9.386058 $10.330687 $9.320727 $9.426201	N/A	17,872.138 18,841.679 19,975.662 25,819.971 1,697.702
TA MSCI EAFE Index - Service Class(3)(12) Subaccount inception date May 1, 2017	2019 2018 2017	$9.302137 $11.027259 $9.998644	$11.080598 $9.302137 $11.027259	916.265 916.445 0.000	0.000 0.000 0.000
TA Multi-Managed Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.095629 $13.834654 $12.338317 $11.635637 $11.818958 $10.857766 $10.000000	$15.673777 $13.095629 $13.834654 $12.338317 $11.635637 $11.818958 $10.857766	1,293,633.920 1,330,013.296 1,512,184.558 1,159,220.190 398,952.963 8,754.652 4,677.660	14,410.469 15,426.306 30,403.040 21,801.894 0.000 0.000 0.000
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.180869 $12.196943 $11.050530 $10.644395 $11.087561 $10.437749 $10.000000	$13.181539 $11.180869 $12.196943 $11.050530 $10.644395 $11.087561 $10.437749	1,401,138.890 1,695,134.753 1,984,257.667 2,115,462.311 2,102,701.415 1,940,470.405 663,747.387	50,531.625 55,788.871 61,830.637 84,050.103 67,099.524 61,722.504 24,930.676

L-Share – No longer being sold — (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.037980 $11.813805 $10.862731 $10.503608 $10.888512 $10.166237 $10.000000	$12.783697 $11.037980 $11.813805 $10.862731 $10.503608 $10.888512 $10.166237	395,540.090 487,515.008 561,535.170 705,263.163 618,552.961 338,376.125 154,285.485	24,644.217 24,803.548 25,290.866 31,372.066 69,155.878 63,489.171 12,625.256
TA PIMCO Tactical - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.434809 $12.574568 $11.115939 $10.759327 $11.312946 $10.793759 $10.000000	$13.692713 $11.434809 $12.574568 $11.115939 $10.759327 $11.312946 $10.793759	617,065.495 661,461.588 743,700.247 830,044.729 843,911.685 519,383.356 187,171.655	17,496.778 18,197.784 27,208.609 27,553.848 44,310.096 27,410.601 16,589.157
TA PIMCO Total Return - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.803056 $10.054518 $9.753044 $9.660981 $9.756515 $9.492111 $10.000000	$10.450712 $9.803056 $10.054518 $9.753044 $9.660981 $9.756515 $9.492111	583,500.065 678,170.620 800,507.068 852,612.512 867,471.453 638,582.276 256,632.708	54,270.098 69,792.988 69,517.575 68,890.316 68,790.581 39,757.580 25,569.173
TA PineBridge Inflation Opportunities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$8.730406 $9.002267 $8.860548 $8.664600 $9.055195 $8.891705 $10.000000	$9.305793 $8.730406 $9.002267 $8.860548 $8.664600 $9.055195 $8.891705	179,927.803 232,347.804 422,886.209 303,566.230 650,343.983 657,388.039 83,161.041	28,136.735 35,062.395 36,360.578 26,921.862 26,524.004 15,586.804 1,280.881
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.630440 $11.113103 $10.099222 $9.987000 $10.383067 $10.173136 $10.000000	$11.648630 $10.630440 $11.113103 $10.099222 $9.987000 $10.383067 $10.173136	455,952.604 537,383.939 744,553.302 827,658.493 910,953.463 756,495.092 288,617.052	46,810.131 50,077.743 52,654.222 61,917.221 72,630.512 52,964.041 32,302.207
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.118449 $12.001712 $10.126448 $10.080796 $10.948638 $10.766901 $10.000000	$12.196651 $11.118449 $12.001712 $10.126448 $10.080796 $10.948638 $10.766901	1,088,527.458 1,322,151.003 1,553,704.525 1,756,415.677 2,027,413.251 1,738,537.855 757,546.998	65,347.642 86,637.950 125,210.682 128,927.876 132,069.528 91,965.309 24,812.146
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.843172 $11.486840 $10.099967 $10.033147 $10.639903 $10.423761 $10.000000	$11.870494 $10.843172 $11.486840 $10.099967 $10.033147 $10.639903 $10.423761	2,555,278.517 2,897,075.143 3,304,178.811 3,554,789.443 3,801,333.872 3,743,686.079 1,640,171.897	83,870.836 100,807.738 107,816.586 120,679.287 163,912.016 152,397.945 33,291.767
TA S&P 500 Index - Service Class(3)(13) Subaccount inception date May 1, 2017	2019 2018 2017	$10.461768 $11.195411 $9.998644	$13.470249 $10.461768 $11.195411	0.000 0.000 0.000	585.628 0.000 0.000
TA Small Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$14.153381 $16.260968 $14.320881 $12.033157 $12.558326 $12.148774 $10.000000	$17.420053 $14.153381 $16.260968 $14.320881 $12.033157 $12.558326 $12.148774	30,475.711 28,776.120 49,553.376 45,179.348 50,676.286 22,176.975 13,338.672	585.114 566,061 576.297 603.184 1,389.976 1,161.765 559.975

L-Share – No longer being sold — (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA T. Rowe Price Small Cap - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.270236 $17.814617 $14.819586 $13.551960 $13.466613 $12.866763 $10.000000	$21.219453 $16.270236 $17.814617 $14.819586 $13.551960 $13.466613 $12.866763	36,091.984 51,294.914 82,663.665 77,359.197 74,762.460 33,870.139 17,070.291	6,510.658 7,272.029 7,531.318 7,516.759 6,730.362 3,512.824 1,934.378
TA TS&W International Equity - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.387822 $12.509279 $10.352100 $10.428264 $10.476993 $11.240128 $10.000000	$12.355179 $10.387822 $12.509279 $10.352100 $10.428264 $10.476993 $11.240128	6,544.368 8,399.032 52,686.855 51,878.380 48,969.630 1,634.284 0.000	1,136.940 1,109.699 1,029.649 1,053.376 1,014.790 0.000 0.000
TA WMC US Growth - Service Class(14) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.311212 $17.580291 $13.848351 $13.708735 $13.053061 $11.955227 $10.000000	$23.820192 $17.311212 $17.580291 $13.848351 $13.708735 $13.053061 $11.955227	22,340.424 31,566.483 32,908.338 32,649.136 27,846.539 20,269.017 2,683.729	4,492.166 3,129.696 0.000 3,787.096 3,787.389 3,787.673 3,787.978
X-Share– No longer being sold
Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.854460 $12.930208 $11.414028 $11.154150 $11.239736 $10.711007 $10.000000	$13.727991 $11.854460 $12.930208 $11.414028 $11.154150 $11.239736 $10.711007	6,462.329 6,556.666 6,690.277 9,434.104 9,840.782 9,000.968 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
AB Growth and Income Portfolio - Class B Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.006198 $16.237043 $13.945752 $12.789581 $12.845122 $11.972638 $10.000000	$18.209404 $15.006198 $16.237043 $13.945752 $12.789581 $12.845122 $11.972638	63,191.835 60,074.035 57,708.609 48,425.764 43,397.324 14,836.998 3,032.105	9,307.949 11,519.288 14,619.904 11,935.628 10,053.941 6,465.464 0.000
American Funds - Asset Allocation FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.990178 $13.914842 $12.231100 $11.421386 $11.508571 $11.156691 $10.000000	$15.413293 $12.990178 $13.914842 $12.231100 $11.421386 $11.508571 $11.156691	117,491.130 63,259.670 65,995.264 125,375.141 136,584.843 124,625.235 75,409.507	0.000 0.000 0.000 0.000 0.000 0.000 0.000
American Funds - Bond FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.593856 $9.873891 $9.731249 $9.657794 $9.840701 $9.550465 $10.000000	$10.268514 $9.593856 $9.873891 $9.731249 $9.657794 $9.840701 $9.550465	267,820.666 223,444.415 248,712.805 285,189.211 193,074.605 72,895.435 27,207.388	14,645.770 14,922.329 15,209.528 17,468.143 18,732.238 18,830.797 1,231.452

X-Share– No longer being sold — (Continued)
Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
American Funds - Growth FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.198752 $17.618245 $14.030392 $13.092247 $12.518255 $11.787317 $10.000000	$22.013148 $17.198752 $17.618245 $14.030392 $13.092247 $12.518255 $11.787317	145,079.870 129,538.584 138,445.437 139,497.602 117,311.767 73,729.957 7,390.560	15,051.561 7,045.967 7,401.318 3,236.846 1,139.294 1,139.475 0.000
American Funds - Growth-Income FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.063520 $16.713284 $13.952421 $12.782103 $12.872635 $11.888121 $10.000000	$19.831101 $16.063520 $16.713284 $13.952421 $12.782103 $12.872635 $11.888121	104,801.138 100,174.305 79,709.958 92,678.715 78,410.554 47,941.594 4,060.769	8,136.693 8,137.618 8,138.614 8,139.617 8,140.468 8,141.349 0.000
American Funds - International FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.129495 $13.092270 $10.122025 $9.988567 $10.689533 $11.219555 $10.000000	$13.385319 $11.129495 $13.092270 $10.122025 $9.988567 $10.689533 $11.219555	196,115.808 88,149.211 71,549.198 70,342.309 60,278.897 48,336.863 3,967.271	22,359.573 18,472.371 8,884.655 5,567.923 6,070.271 17,696.639 0.000
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.223353 $14.097741 $12.367062 $11.775555 $11.952351 $11.066747 $10.000000	$16.111407 $13.223353 $14.097741 $12.367062 $11.775555 $11.952351 $11.066747	93,340.340 39,318.618 38,999.374 31,843.099 26,660.378 18,827.809 8,454.234	9,587.848 8,234.099 8,331.763 8,377.809 8,409.996 1,481.933 0.000
Fidelity ® VIP Contrafund® Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$14.890270 $16.248869 $13.612683 $12.871210 $13.057295 $11.912701 $10.000000	$19.188967 $14.890270 $16.248869 $13.612683 $12.871210 $13.057295 $11.912701	85,285.672 74,277.297 82,747.174 84,361.938 71,779.179 48,597.327 5,426.899	31,135.761 10,753.668 15,896.521 8,726.561 9,406.280 25,555.544 0.000
Fidelity ® VIP Mid Cap Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.481454 $16.115351 $13.618496 $12.394293 $12.834781 $12.330676 $10.000000	$16.301082 $13.481454 $16.115351 $13.618496 $12.394293 $12.834781 $12.330676	47,293.655 40,358.146 54,085.485 47,695.387 40,626.973 22,654.386 5,679.391	2,617.576 1,692.696 10,266.091 12,728.765 10,152.838 0.000 0.000
Fidelity ® VIP Value Strategies Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.814369 $14.589162 $12.479053 $11.632854 $12.240598 $11.706687 $10.000000	$15.552603 $11.814369 $14.589162 $12.479053 $11.632854 $12.240598 $11.706687	12,178.859 14,975.965 17,816.527 15,630.870 19,247.083 19,252.996 4,447.118	0.000 0.000 0.000 0.000 0.000 6,583.318 0.000
State Street Total Return V.I.S. Fund - Class 3(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.378280 $12.437147 $11.012849 $10.596048 $10.962738 $10.649503 $10.000000	$12.882885 $11.378280 $12.437147 $11.012849 $10.596048 $10.962738 $10.649503	17,887.014 18,212.682 18,425.956 19,590.967 19,915.633 4,503.139 1,379.793	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA 60/40 Allocation - Service Class Subaccount inception date May 1, 2018	2019 2018	$9.529288 $9.989152	$11.237863 $9.529288	0.000 0.000	0.000 0.000

X-Share– No longer being sold — (Continued)
Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Aegon High Yield Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.825804 $11.336122 $10.770381 $9.539785 $10.154538 $9.984180 $10.000000	$12.112340 $10.825804 $11.336122 $10.770381 $9.539785 $10.154538 $9.984180	92,188.817 97,849.760 87,043.978 82,113.651 75,318.584 57,029.035 17,471.857	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.279774 $9.452712 $9.406713 $9.568485 $9.764256 $9.525381 $10.000000	$9.688039 $9.279774 $9.452712 $9.406713 $9.568485 $9.764256 $9.525381	44,357.706 59,318.080 66,403.404 46,527.727 89,228.355 95,314.411 210,089.217	3,028.085 4,487.857 17,074.924 17,411.343 93,021.377 3,831.224 12,285.588
PAM TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.279974 $9.452712 $9.406713 $9.568485 $9.764256 $9.525381 $10.000000	$9.688039 $9.279774 $9.452712 $9.406713 $9.568485 $9.764256 $9.525381	39,235.669 76,151.667 38,744.328 111,829.738 110,429.233 0.000 0.000	0.000 30,183.509 0.000 27,645.527 25,493.778 0.000 0.000
TA American Funds Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$10.325004 $11.169138 $9.925511 $9.501238 $9.999493	$11.940648 $10.325004 $11.169138 $9.925511 $9.501238	280,333.605 309,623.638 289,512.071 150,444.478 57,566.766	1,034.897 1,197.180 21,840.789 22,323.135 0.000
TA Barrow Hanley Dividend Focused - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.351346 $15.402032 $13.509790 $12.009190 $12.720876 $11.576563 $10.000000	$16.196364 $13.351346 $15.402032 $13.509790 $12.009190 $12.720876 $11.576563	49,026.012 51,964.026 53,273.558 71,574.028 65,792.181 25,568.190 2,148.970	12,870.352 14,475.983 16,892.171 16,423.660 12,251.595 4,000.694 0.000
TA BlackRock Global Real Estate Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.372127 $10.647638 $9.769816 $9.910229 $10.184071 $9.156876 $10.000000	$11.489912 $9.372127 $10.647638 $9.769816 $9.910229 $10.184071 $9.156876	63,149.578 68,328.589 68,602.504 72,602.687 67,593.245 55,759.507 11,426.843	1,273.366 1,273.873 1,274.421 1,274.972 1,275.456 1,275.957 0.000
TA BlackRock Government Money Market - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.082200 $9.175691 $9.346067 $9.519630 $9.696876 $9.877422 $10.000000	$9.068905 $9.082200 $9.175691 $9.346067 $9.519630 $9.696876 $9.877422	241,307.382 371,753.130 138,402.287 243,890.953 277,759.711 396,217.631 90,198.082	7,525.679 9,289.333 9,610.207 12,677.178 5,687.306 41,382.544 0.000
TA BlackRock iShares Edge 40- Service Class(4) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.333435 $11.015175 $10.244944 $10.232148 $10.467068 $10.120413 $10.000000	$11.676033 $10.333435 $11.015175 $10.244944 $10.232148 $10.467068 $10.120413	139,324.450 177,263.903 190,864.801 203,889.737 205,005.248 133,988.797 61,980.123	35,601.458 34,295.643 31,935.192 33,079.269 11,119.765 9,747.559 0.000
TA BlackRock iShares Edge 50 - Service Class(5) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$10.718300 $11.213769 $10.122115 $9.998484	$12.209133 $10.718300 $11.213769 $10.122115	36,582.239 26,065.271 11,785.645 16,786.788	21,389.822 5,321.565 5,399.856 0.000

X-Share– No longer being sold — (Continued)
Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA BlackRock iShares Edge 75 - Service Class(6) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.131714 $11.802212 $10.191125 $9.998484	$13.143623 $11.131714 $11.802212 $10.191125	85,780.631 57,233.182 780.474 0.000	7,756.354 0.000 0.000 0.000
TA BlackRock iShares Edge 100 - Service Class(7) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.734128 $12.626893 $10.437566 $9.998484	$14.350328 $11.734128 $12.626893 $10.437566	5,289.885 3,002.573 2,444.320 0.000	0.000 0.000 0.000 0.000
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.290391 $12.033520 $10.975426 $10.656801 $10.869310 $10.537980 $10.000000	$12.973240 $11.290391 $12.033520 $10.975426 $10.656801 $10.869310 $10.537980	647,260.287 688,437.717 726,297.875 817,126.762 742,044.014 646,604.816 214,649.401	32,246.913 32,688.101 34,977.546 40,850.734 32,297.872 26,566.895 11,340.714
TA International Growth - Service Class(8) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.913976 $12.309925 $9.874429 $10.071777 $10.284791 $11.076094 $10.000000	$12.399204 $9.913976 $12.309925 $9.874429 $10.071777 $10.284791 $11.076094	85,053.668 82,844.833 105,458.135 98,735.657 96,008.022 71,917.815 22,044.900	2,730.060 2,998.780 20,484.185 15,848.513 14,528.836 553.167 523.863
TA Janus Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.080646 $13.334948 $11.636059 $11.383838 $11.582224 $10.941727 $10.000000	$15.636874 $13.080646 $13.334948 $11.636059 $11.383838 $11.582224 $10.941727	574,395.458 550,041.259 485,030.516 484,456.783 472,225.046 305,553.448 151,816.419	80,993.622 48,836.501 53,473.940 42,591.605 13,352.016 13,506.541 0.000
TA Janus Mid-Cap Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.113197 $13.557031 $10.726709 $11.184105 $12.025854 $12.282490 $10.000000	$17.549404 $13.113197 $13.557031 $10.726709 $11.184105 $12.025854 $12.282490	35,950.255 34,952.114 26,551.673 28,807.094 23,234.471 10,292.833 1,753.473	16,483.563 13,098.830 10,532.956 6,597.840 7,189.010 11,873.757 0.000
TA JPMorgan Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.680627 $11.367789 $10.286836 $10.045997 $10.457830 $10.449437 $10.000000	$11.905511 $10.680627 $11.367789 $10.286836 $10.045997 $10.457830 $10.449437	288,950.886 317,218.005 330,610.480 215,068.562 204,440.725 100,902.847 54,400.588	15,792.986 13,737.539 11,568.420 18,674.231 21,906.547 11,831.855 1,153.454
TA JPMorgan Asset Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.349621 $14.089764 $11.539582 $11.107903 $11.560026 $11.495701 $10.000000	$15.258630 $12.349621 $14.089764 $11.539582 $11.107903 $11.560026 $11.495701	69,403.585 65,695.769 70,546.509 69,773.871 68,150.375 39,466.046 10,332.616	2,094.390 2,088.010 2,052.179 2,018.197 2,064.966 2,027.424 2,020.947
TA JPMorgan Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.820934 $12.994188 $11.076736 $10.618972 $11.096827 $11.033969 $10.000000	$13.900601 $11.820934 $12.994188 $11.076736 $10.618972 $11.096827 $11.033969	1,087,174.359 1,254,318.619 1,360,098.213 1,111,646.403 892,504.923 649,493.804 322,040.388	111,546.503 112,789.927 123,435.984 124,429.338 85,400.703 86,361.056 25,615.689

X-Share– No longer being sold — (Continued)
Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA JPMorgan Asset Allocation - Moderate - Service Class(8) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.242256 $12.100668 $10.614849 $10.272607 $10.730141 $10.652493 $10.000000	$12.821655 $11.242256 $12.100668 $10.614849 $10.272607 $10.730141 $10.652493	1,292,555.998 1,290,253.547 1,255,207.318 1,262,054.074 1,241,819.585 1,191,094.465 574,590.373	234,494.976 222,135.572 214,636.820 220,057.385 196,587.091 187,247.240 64,108.488
TA JPMorgan Core Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.710708 $9.902089 $9.752899 $9.733985 $9.882637 $9.578442 $10.000000	$10.319609 $9.710708 $9.902089 $9.752899 $9.733985 $9.882637 $9.578442	222,907.686 276,258.178 199,467.303 181,510.166 122,096.810 77,361.468 36,806.110	21,868.119 20,923.723 22,429.833 22,248.021 22,838.395 17,669.545 0.000
TA JPMorgan Enhanced Index - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.272721 $16.596237 $13.992167 $12.826282 $13.112257 $11.719868 $10.000000	$19.593906 $15.272721 $16.596237 $13.992167 $12.826282 $13.112257 $11.719868	66,114.522 20,278.072 61,146.439 32,282.391 30,166.608 21,009.886 9,743.777	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan International Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.109647 $11.692134 $9.804695 $9.880917 $10.258883 $10.533491 $10.000000	$11.671903 $10.109647 $11.692134 $9.804695 $9.880917 $10.258883 $10.533491	395,750.072 462,641.404 514,389.712 540,456.270 532,227.237 288,975.249 121,399.558	17,570.207 8,819.172 8,625.567 11,252.536 11,123.569 9,521.307 5,713.512
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.431097 $15.566106 $14.008471 $12.486620 $13.104874 $11.609569 $10.000000	$16.612368 $13.431097 $15.566106 $14.008471 $12.486620 $13.104874 $11.609569	50,886.418 47,259.391 55,608.726 77,306.783 80,374.625 26,566.340 6,008.446	7,462.644 5,576.359 7,850.628 15,270.734 14,690.235 12,734.689 0.000
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.626160 $11.181991 $10.497339 $10.262666 $10.496420 $10.060561 $10.000000	$11.674180 $10.626160 $11.181991 $10.497339 $10.262666 $10.496420 $10.060561	466,363.730 494,944.299 529,573.797 611,146.504 597,510.595 379,177.812 205,582.055	37,568.371 39,026.442 39,501.185 43,460.649 47,763.893 46,725.205 18,426.011
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.550532 $11.117130 $10.251137 $10.512445 $10.935810 $10.268922 $10.000000	$12.020759 $10.550532 $11.117130 $10.251137 $10.512445 $10.935810 $10.268922	556,203.421 609,012.485 660,117.180 691,282.088 624,828.066 426,931.812 153,557.869	7,038.835 7,299.923 13,171.242 12,320.894 15,246.698 14,320.404 6,451.165
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.927153 $11.685266 $10.514106 $10.816840 $11.353665 $10.691252 $10.000000	$12.531992 $10.927153 $11.685266 $10.514106 $10.816840 $11.353665 $10.691252	434,485.976 477,793.963 543,594.986 670,552.391 618,824.904 375,317.508 152,318.000	13,332.057 13,745.677 21,682.292 26,055.595 26,185.285 18,833.699 4,682.708
TA Levin Large Cap Value - Service Class Subaccount inception date May 1, 2018	2019 2018	$8.934715 $9.969672	$10.261817 $8.934715	6,870.142 0.000	0.000 0.000

X-Share– No longer being sold — (Continued)
Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Madison Diversified Income - Service Class Subaccount inception date June 1, 2017	2019 2018 2017	$11.434824 $11.737982 $11.250710	$12.902530 $11.434824 $11.737982	8,111.583 7,878.795 0.000	5,972.835 0.000 0.000
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.994877 $11.734829 $10.537220 $10.345237 $10.728264 $10.453037 $10.000000	$12.482176 $10.994877 $11.734829 $10.537220 $10.345237 $10.728264 $10.453037	1,647,535.479 1,742,109.278 1,855,420.354 1,882,202.749 1,933,811.807 1,381,841.447 493,178.589	146,818.514 202,062.266 217,907.939 204,974.696 218,155.709 137,249.126 11,578.948
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.831987 $11.446976 $10.501545 $10.278238 $10.542635 $10.204584 $10.000000	$11.929769 $10.831987 $11.446976 $10.501545 $10.278238 $10.542635 $10.204584	263,902.063 302,848.007 352,358.794 435,801.824 434,904.196 341,982.745 149,500.111	13,062.178 13,217.254 13,368.483 19,385.552 21,835.704 24,707.544 7,587.017
TA Managed Risk - Growth ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.511388 $12.631775 $10.860752 $10.569519 $11.159064 $0.933258 $10.000000	$13.493807 $11.511388 $12.631775 $10.860752 $10.569519 $11.159064 $10.933258	892,370.635 1,012,951.316 1,156,245.343 1,263,569.815 1,282,251.974 1,124,097.518 526,666.776	190,243.779 220,012.470 232,664.851 349,166.994 393,437.249 474,131.875 309,942.162
TA Market Participation Strategy - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.610398 $12.160266 $11.180007 $10.933243 $11.510485 $10.852328 $10.000000	$13.515343 $11.610398 $12.160266 $11.180007 $10.933243 $11.510485 $10.852328	382,289.754 405,349.060 434,165.330 498,316.360 483,794.985 419,353.970 176,352.356	3,501.456 22,027.218 12,428.208 16,820.597 16,732.627 17,503.478 5,103.611
TA Morgan Stanley Capital Growth - Service Class(9) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$21.728946 $20.798532 $14.787467 $15.449590 $14.121087 $13.597759 $10.000000	$26.337251 $21.728946 $20.798532 $14.787467 $15.449590 $14.121087 $13.597759	120,181.238 22,724.001 30,630.141 30,192.931 22,164.920 17,616.386 2,073.137	7,072.453 1,152.282 1,319.836 1,471.965 750.608 826.178 879.797
TA Morgan Stanley Global Allocation - Service Class(10) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.701051 $11.801246 $10.591830 $10.318589 $10.641864 $10.664010 $10.000000	$12.379822 $10.701051 $11.801246 $10.591830 $10.318589 $10.641864 $10.664010	152,152.519 186,040.575 224,722.383 186,312.011 118,330.320 55,897.666 7,586.979	18,658.689 15,438.745 19,417.068 16,223.661 15,368.222 19,367.446 0.000
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date November 10, 2014	2019 2018 2017 2016 2015 2014	$9.250812 $10.217721 $9.251011 $9.388423 $9.902841 $9.998480	$10.417064 $9.250812 $10.217721 $9.251011 $9.388423 $9.902841	265,394.557 285,844.260 279,707.770 220,112.383 152,554.505 7,071.562	N/A
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$9.250812 $10.217721 $9.251011 $9.388423 $10.228890	$10.417064 $9.250812 $10.217721 $9.251011 $9.388423	N/A	5,129.019 2,582.734 0.000 0.000 0.000
TA MSCI EAFE Index - Service Class(3)(12) Subaccount inception date May 1, 2017	2019 2018 2017	$9.247703 $11.001403 $9.998356	$10.977308 $9.247703 $11.001403	15,310.837 3,478.298 0.000	0.000 0.000 0.000

X-Share– No longer being sold — (Continued)
Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Multi-Managed Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.838510 $13.610835 $12.181103 $11.527559 $11.750201 $10.832406 $10.000000	$15.312401 $12.838510 $13.610835 $12.181103 $11.527559 $11.750201 $10.832406	339,830.745 282,333.077 349,205.675 210,887.523 47,375.614 16,397.468 10,051.989	4,332.354 4,396.811 4,461.497 0.000 0.000 0.000 0.000
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.961331 $11.999615 $10.909723 $10.545529 $11.023068 $10.413369 $10.000000	$12.877603 $10.961331 $11.999615 $10.909723 $10.545529 $11.023068 $10.413369	355,070.473 378,790.062 402,150.157 360,410.492 312,284.902 277,947.180 85,136.975	6,324.916 6,415.735 12,942.362 13,789.068 20,353.834 23,754.796 10,343.226
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.821292 $11.622702 $10.724327 $10.406055 $10.825170 $10.142494 $10.000000	$12.488979 $10.821292 $11.622702 $10.724327 $10.406055 $10.825170 $10.142494	132,027.231 141,876.713 148,949.678 166,367.544 158,176.841 77,364.845 28,996.096	16,486.520 16,970.013 17,298.065 17,531.828 12,514.219 10,995.668 0.000
TA PIMCO Tactical - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.210279 $12.371124 $10.974285 $10.659382 $11.247124 $10.768556 $10.000000	$13.376985 $11.210279 $12.371124 $10.974285 $10.659382 $11.247124 $10.768556	291,096.083 311,037.938 337,958.073 385,794.852 355,011.373 184,636.573 81,578.800	9,539.012 13,575.450 13,684.960 17,863.044 9,850.662 4,362.675 2,338.169
TA PIMCO Total Return - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.610570 $9.891823 $9.628744 $9.571222 $9.699736 $9.469916 $10.000000	$10.209749 $9.610570 $9.891823 $9.628744 $9.571222 $9.699736 $9.469916	249,133.038 257,500.183 306,344.622 331,994.542 256,226.179 189,805.930 101,190.096	79,174.246 81,407.327 81,506.489 90,297.440 54,207.755 51,072.335 9,257.141
TA PineBridge Inflation Opportunities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$8.558965 $8.856581 $8.747617 $8.584091 $9.002487 $8.870906 $10.000000	$9.091215 $8.558965 $8.856581 $8.747617 $8.584091 $9.002487 $8.870906	112,789.722 120,428.398 123,203.717 113,674.059 107,995.743 86,578.965 112,955.236	35,219.211 32,581.053 26,874.834 23,719.117 20,470.668 20,321.950 6,885.940
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.421685 $10.933258 $9.970486 $9.894194 $10.322630 $10.149364 $10.000000	$11.379996 $10.421685 $10.933258 $9.970486 $9.894194 $10.322630 $10.149364	143,104.509 153,373.655 164,450.778 186,675.566 163,020.741 121,293.408 68,183.031	17,619.661 17,645.225 17,867.282 18,115.055 18,056.313 18,089.026 0.000
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.900128 $11.807517 $9.997379 $9.987134 $10.884932 $10.741760 $10.000000	$11.915406 $10.900128 $11.807517 $9.997379 $9.987134 $10.884932 $10.741760	485,422.390 516,020.850 569,422.832 681,736.758 644,693.354 438,730.559 181,462.867	34,710.965 34,338.957 28,920.603 35,027.533 37,930.233 39,976.124 14,012.207

X-Share– No longer being sold — (Continued)
Separate Account Expense 1.85%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.630273 $11.300987 $9.971254 $9.939946 $10.577994 $10.399412 $10.000000	$11.596785 $10.630273 $11.300987 $9.971254 $9.939946 $10.577994 $10.399412	866,631.845 921,331.299 955,205.891 953,081.447 980,712.262 830,633.242 261,775.976	33,628.884 35,004.466 46,691.849 72,758.748 75,759.598 70,449.193 20,302.256
TA S&P 500 Index - Service Class(3)(13) Subaccount inception date May 1, 2017	2019 2018 2017	$10.400580 $11.169170 $9.998356	$13.344716 $10.400580 $11.169170	12,562.704 16.115 0.000	0.000 0.000 0.000
TA Small Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.875451 $15.997875 $14.138380 $11.921370 $12.485262 $12.120421 $10.000000	$17.018355 $13.875451 $15.997875 $14.138380 $11.921370 $12.485262 $12.120421	91,182.422 33,010.342 37,508.160 41,587.288 44,061.410 20,777.098 8,039.206	11,345.615 5,280.195 6,465.922 6,804.281 6,649.604 4,270.387 0.000
TA T. Rowe Price Small Cap - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.950761 $17.526410 $14.630748 $13.426091 $13.388277 $12.836738 $10.000000	$20.730180 $15.950761 $17.526410 $14.630748 $13.426091 $13.388277 $12.836738	99,183.641 92,527.525 97,423.969 98,804.639 87,568.387 56,661.441 8,070.959	8,619.976 8,677.372 11,252.919 11,633.314 10,526.726 6,878.443 0.000
TA TS&W International Equity - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.183813 $12.306871 $10.220167 $10.331375 $10.416026 $11.213892 $10.000000	$12.070258 $10.183813 $12.306871 $10.220167 $10.331375 $10.416026 $11.213892	19,933.892 14,964.422 12,678.073 12,670.888 8,997.585 5,841.191 0.000	656.392 647.598 586.342 570.623 552.408 548.753 514.886
TA WMC US Growth - Service Class(14) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.971369 $17.295930 $13.671914 $13.581429 $12.977138 $11.927318 $10.000000	$23.271065 $16.971369 $17.295930 $13.671914 $13.581429 $12.977138 $11.927318	83,017.909 63,603.272 72,430.466 70,976.762 59,368.306 40,316.323 3,649.583	10,317.983 9,556.439 12,748.571 13,370.947 13,615.598 0.000 0.000

Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.989593 $13.051316 $11.497994 $11.213835 $11.277288 $10.725322 $10.000000	$13.912276 $11.989593 $13.051316 $11.497994 $11.213835 $11.277288 $10.725322	90,627.453 110,305.459 101,931.635 103,344.061 108,369.734 81,020.802 58,159.861	0.000 0.000 0.000 0.000 0.000 0.000 0.000
AB Growth and Income Portfolio - Class B Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.177114 $16.389002 $14.048268 $12.857915 $12.887985 $11.988638 $10.000000	$18.453620 $15.177114 $16.389002 $14.048268 $12.857915 $12.887985 $11.988638	430,605.312 439,154.006 459,154.293 416,577.523 378,916.414 210,244.968 84,301.684	29,999.794 37,885.528 39,230.769 33,668.898 22,555.461 12,929.527 0.000

X-Share– No longer being sold — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
American Funds - Asset Allocation FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.138270 $14.045179 $12.321080 $11.482506 $11.547038 $11.171618 $10.000000	$15.620233 $13.138270 $14.045179 $12.321080 $11.482506 $11.547038 $11.171618	359,791.423 387,147.748 373,098.250 354,306.620 129,465.970 84,420.926 28,670.208	2,515.438 1,292.062 1,292.062 1,292.062 1,292.062 0.000 0.000
American Funds - Bond FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.703272 $9.966435 $9.802879 $9.709513 $9.873617 $9.563258 $10.000000	$10.406408 $9.703272 $9.966435 $9.802879 $9.709513 $9.873617 $9.563258	443,934.134 437,695.388 446,013.474 484,927.848 388,670.432 252,162.343 68,871.088	44,954.516 45,874.526 46,459.632 46,393.949 35,860.841 16,835.224 9,098.407
American Funds - Growth FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.394810 $17.783276 $14.133611 $13.162311 $12.560096 $11.803072 $10.000000	$22.308658 $17.394810 $17.783276 $14.133611 $13.162311 $12.560096 $11.803072	601,337.236 610,657.646 591,118.538 512,998.655 386,765.862 183,200.735 88,512.783	24,985.708 17,380.491 16,971.754 18,834.121 13,108.322 0.000 0.000
American Funds - Growth-Income FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.246619 $16.869803 $14.055048 $12.850493 $12.915654 $11.904007 $10.000000	$20.097293 $16.246619 $16.869803 $14.055048 $12.850493 $12.915654 $11.904007	382,720.034 317,476.339 316,441.741 313,787.018 277,566.627 127,507.280 44,091.114	31,880.352 16,636.435 12,774.308 15,299.527 7,079.262 1,191.830 0.000
American Funds - International FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.256398 $13.214920 $10.196511 $10.042032 $10.725270 $11.234562 $10.000000	$13.565050 $11.256398 $13.214920 $10.196511 $10.042032 $10.725270 $11.234562	453,609.485 434,496.166 428,965.984 385,929.153 341,886.626 117,470.611 31,502.074	57,852.995 54,625.105 5,265.066 3,628.369 2,796.999 15,699.939 0.000
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.373966 $14.229697 $12.457995 $11.838471 $11.992238 $11.081541 $10.000000	$16.327487 $13.373966 $14.229697 $12.457995 $11.838471 $11.992238 $11.081541	142,345.276 142,825.237 127,424.454 116,027.974 64,828.891 45,719.731 13,141.248	2,573.600 2,431.445 2,323.744 2,177.198 2,177.606 0.000 0.000
Fidelity ® VIP Contrafund® Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.059843 $16.400914 $13.712741 $12.939961 $13.100859 $11.928611 $10.000000	$19.446283 $15.059843 $16.400914 $13.712741 $12.939961 $13.100859 $11.928611	786,643.976 765,109.270 777,608.913 705,896.451 616,608.706 279,874.719 96,693.583	115,814.411 61,410.380 49,849.785 42,288.414 37,643.192 21,243.648 0.000
Fidelity ® VIP Mid Cap Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.634994 $16.266154 $13.718602 $12.460505 $12.877596 $12.347138 $10.000000	$16.519695 $13.634994 $16.266154 $13.718602 $12.460505 $12.877596 $12.347138	187,393.570 195,762.386 201,057.913 190,049.345 178,370.115 85,846.326 39,168.540	3,235.566 2,928.437 27,809.674 30,915.814 25,487.520 233.954 0.000

X-Share– No longer being sold — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
Fidelity ® VIP Value Strategies Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.948956 $14.725718 $12.570812 $11.695015 $12.281457 $11.722328 $10.000000	$15.761216 $11.948956 $14.725718 $12.570812 $11.695015 $12.281457 $11.722328	172,085.149 185,343.634 202,464.048 194,493.590 130,608.979 76,688.615 45,387.595	1,957.619 1,992.190 2,344.322 1,384.230 708.193 13,110.657 0.000
State Street Total Return V.I.S. Fund - Class 3(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.508018 $12.553673 $11.093887 $10.652772 $10.999388 $10.663753 $10.000000	$13.055871 $11.508018 $12.553673 $11.093887 $10.652772 $10.999388 $10.663753	24,867.200 23,703.590 22,961.081 24,574.701 21,957.091 16,401.849 5,693.321	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA 60/40 Allocation - Service Class Subaccount inception date May 1, 2018	2019 2018	$9.542077 $9.989207	$11.275452 $9.542077	6,616.292 7,613.786	0.000 0.000
TA Aegon High Yield Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.949120 $11.442237 $10.849566 $9.590778 $10.188441 $9.997538 $10.000000	$12.274807 $10.949120 $11.442237 $10.849566 $9.590778 $10.188441 $9.997538	524,232.331 547,336.751 610,403.320 619,698.587 568,512.176 306,858.160 57,098.603	4,522.483 4,407.786 4,939.172 5,727.998 2,908.927 0.000 0.000
TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.385492 $9.541214 $9.475894 $9.619634 $9.796865 $9.538127 $10.000000	$9.818004 $9.385492 $9.541214 $9.475894 $9.619634 $9.796865 $9.538127	891,513.503 579,662.966 281,296.444 391,135.740 384,028.451 268,489.196 304,703.505	20,839.463 19,200.456 22,284.848 47,264.770 61,862.441 39,148.002 17,890.737
PAM TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.385492 $9.541214 $9.475894 $9.619634 $9.796865 $9.538127 $10.000000	$9.818004 $9.385492 $9.541214 $9.475894 $9.619634 $9.796865 $9.538127	410.416 617,539.954 0.000 378,141.994 207,941.319 0.000 0.000	0.000 5,082.196 0.000 0.000 0.000 0.000 0.000
TA American Funds Managed Risk - Balanced - Service Class Subaccount inception date May 1, 205	2019 2018 2017 2016 2015	$10.401014 $11.228789 $9.958681 $9.513983 $9.999548	$12.052604 $10.401014 $11.228789 $9.958681 $9.513983	1,328,897.552 1,287,049.056 996,781.715 532,434.301 137,851.607	37,765.487 40,334.009 37,904.164 17,291.115 2,591.378
TA Barrow Hanley Dividend Focused - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.503417 $15.546169 $13.609114 $12.073363 $12.763329 $11.592033 $10.000000	$16.413594 $13.503417 $15.546169 $13.609114 $12.073363 $12.763329 $11.592033	93,388.557 122,938.628 121,603.426 130,464.286 106,385.902 70,215.684 29,345.321	76,070.717 80,959.563 82,492.440 80,602.059 61,101.456 735.115 0.000
TA BlackRock Global Real Estate Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.478886 $10.747301 $9.841655 $9.963197 $10.218080 $9.169134 $10.000000	$11.644021 $9.478886 $10.747301 $9.841655 $9.963197 $10.218080 $9.169134	106,165.207 99,836.355 122,283.050 126,031.307 106,212.446 65,088.757 25,062.523	3,803.386 3,815.826 4,530.805 5,523.241 1,088.278 290.463 0.000

X-Share– No longer being sold — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA BlackRock Government Money Market - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.185659 $9.261591 $9.414789 $9.570501 $9.729250 $9.890633 $10.000000	$9.190549 $9.185659 $9.261591 $9.414789 $9.570501 $9.729250 $9.890633	583,363.817 703,951.474 535,861.353 651,219.695 256,144.371 272,381.377 273,237.858	57,289.492 37,182.774 50,624.103 62,393.394 123,950.244 129,198.067 54,116.854
TA BlackRock iShares Edge 40- Service Class(4) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.451163 $11.118304 $10.320288 $10.286837 $10.502019 $10.133949 $10.000000	$11.832669 $10.451163 $11.118304 $10.320288 $10.286837 $10.502019 $10.133949	237,783.926 251,521.433 254,469.403 255,414.174 233,123.024 167,350.714 57,388.340	39,168.337 40,261.574 40,110.252 38,585.922 53,395.919 53,329.671 9,457.313
TA BlackRock iShares Edge 50 - Service Class(5) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$10.778162 $11.253760 $10.138010 $9.998648	$12.301864 $10.778162 $11.253760 $10.138010	218,946.713 173,235.194 60,289.381 56,026.628	3,773.768 3,822.633 3,248.739 0.000
TA BlackRock iShares Edge 75 - Service Class(6) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.193893 $11.844308 $10.207126 $9.998648	$13.243458 $11.193893 $11.844308 $10.207126	125,254.312 103,494.597 93,869.190 85,587.877	0.000 0.000 2,184.420 2,184.903
TA BlackRock iShares Edge 100 - Service Class(7) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.799675 $12.671932 $10.453951 $9.998648	$14,459330 $11.799675 $12.671932 $10.453951	4,891.125 5,385.657 7,930.464 1,914.929	1,489.564 2,132.925 0.000 0.000
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.419004 $12.146176 $11.056146 $10.713764 $10.905604 $10.552069 $10.000000	$13.147254 $11.419004 $12.146176 $11.056146 $10.713764 $10.905604 $10.552069	1,438,788.749 1,534,063.176 1,694,972.952 1,790,479.197 1,763,861.611 1,477,360.858 488,692.944	169,486.739 183,584.986 201,030.005 244,211.712 237,385.769 210,272.067 78,120.712
TA International Growth - Service Class(8) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.026912 $12.425138 $9.947032 $10.125599 $10.319130 $11.090899 $10.000000	$12.565517 $10.026912 $12.425138 $9.947032 $10.125599 $10.319130 $11.090899	88,572.866 96,364.607 111,727.107 127,468.738 98,424.016 29,813.216 11,128.316	8,952.726 8,706.474 58,054.090 43,112.311 32,549.782 0.000 0.000
TA Janus Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.229596 $13.459718 $11.721567 $11.444644 $11.620870 $10.956358 $10.000000	$15.846553 $13.229596 $13.459718 $11.721567 $11.444644 $11.620870 $10.956358	1,561,594.629 1,604,464.616 1,603,942.439 1,692,312.448 1,443,213.560 944,584.503 318,714.850	195,130.979 196,194.916 205,852.387 202,027.996 136,674.202 128,779.461 39,359.873
TA Janus Mid-Cap Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.262563 $13.683922 $10.805595 $11.243877 $12.065997 $12.298900 $10.000000	$17.784783 $13.262563 $13.683922 $10.805595 $11.243877 $12.065997 $12.298900	140,939.680 123,192.705 110,703.960 114,425.072 102,490.632 51,016.607 20,575.953	31,546.130 33,663.487 6,492.854 277.359 263.805 244.915 0.000

X-Share– No longer being sold — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA JPMorgan Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.802256 $11.474173 $10.362453 $10.099672 $10.492730 $10.463402 $10.000000	$12.065156 $10.802256 $11.474173 $10.362453 $10.099672 $10.492730 $10.463402	700,648.013 754,096.688 813,306.405 928,990.251 856,205.460 752,829.888 206,568.136	94,395.602 96,317.620 110,090.658 123,164.421 115,304.740 118,192.092 62,716.502
TA JPMorgan Asset Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.490322 $14.221662 $11.624448 $11.167282 $11.598634 $11.511064 $10.000000	$15.463330 $12.490322 $14.221662 $11.624448 $11.167282 $11.598634 $11.511064	424,762.101 352,370.959 501,589.343 435,996.639 428,423.106 528,553.959 126,810.846	40.334 281.713 285.170 289.258 0.000 0.000 0.000
TA JPMorgan Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.955593 $13.115820 $11.158176 $10.675723 $11.133874 $11.048720 $10.000000	$14.087050 $11.955593 $13.115820 $11.158176 $10.675723 $11.133874 $11.048720	2,344,155.203 2,734,291.082 2,783,863.892 2,611,047.672 2,283,550.929 1,733,031.341 795,211.884	154,097.167 163,527.291 142,954.941 84,467.670 79,227.937 60,606.324 28,832.602
TA JPMorgan Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.370312 $12.213930 $10.692895 $10.327498 $10.765963 $10.666738 $10.000000	$12.993629 $11.370312 $12.213930 $10.692895 $10.327498 $10.765963 $10.666738	4,496,593.495 4,818,916.902 4,764,598.016 5,051,028.756 5,248,318.848 4,886,943.314 1,983,334.473	361,469.302 372,055.649 341,755.637 381,110.935 382,773.770 330,104.621 147,099.938
TA JPMorgan Core Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.821352 $9.994815 $9.824634 $9.786023 $9.915645 $9.591261 $10.000000	$10.458080 $9.821352 $9.994815 $9.824634 $9.786023 $9.915645 $9.591261	681,015.697 613,452.382 618,838.598 612,294.356 438,326.854 236,095.156 80,172.815	80,496.793 75,346.037 76,813.683 91,888.994 92,183.400 64,889.275 27,187.752
TA JPMorgan Enhanced Index - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.446674 $16.751556 $14.095040 $12.894815 $13.156025 $11.735537 $10.000000	$19.856688 $15.446674 $16.751556 $14.095040 $12.894815 $13.156025 $11.735537	63,180.164 81,656.696 98,886.101 80,987.930 58,688.900 46,929.107 20,380.021	278.105 621.378 631.728 0.000 0.000 0.000 0.000
TA JPMorgan International Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.224832 $11.801594 $9.876797 $9.933718 $10.293130 $10.547569 $10.000000	$11.828491 $10.224832 $11.801594 $9.876797 $9.933718 $10.293130 $10.547569	686,456.299 758,352.832 890,874.842 874,603.955 915,953.210 526,638.146 104,131.074	51,922.808 53,396.144 58,011.111 61,251.808 71,865.712 61,407.006 45,086.658
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.584086 $15.711794 $14.111462 $12.553342 $13.148614 $11.625085 $10.000000	$16.835192 $13.584086 $15.711794 $14.111462 $12.553342 $13.148614 $11.625085	447,676.185 468,091.292 478,631.512 442,182.240 364,683.580 179,960.749 41,446.858	7,938.382 7,709.129 7,461.847 32,321.750 25,749.865 14,642.890 0.000

X-Share– No longer being sold — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.747195 $11.286648 $10.574505 $10.317499 $10.531461 $10.074011 $10.000000	$11.830763 $10.747195 $11.286648 $10.574505 $10.317499 $10.531461 $10.074011	1,505,092.091 1,465,022.922 1,680,686.958 1,597,341.649 1,328,197.965 998,792.110 451,069.235	98,212.822 102,303.797 123,183.549 166,775.731 145,404.399 134,711.377 56,393.576
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.670711 $11.221195 $10.326511 $10.568615 $10.972312 $10.282648 $10.000000	$12.181984 $10.670711 $11.221195 $10.326511 $10.568615 $10.972312 $10.282648	1,455,871.793 1,581,490.810 1,824,651.236 2,004,824.695 1,961,794.390 1,535,589.132 614,124.908	151,843.629 166,165.493 189,476.685 191,782.753 176,698.012 81,927.397 23,497.813
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.051644 $11.794672 $10.591426 $10.874653 $11.391564 $10.705543 $10.000000	$12.700114 $11.051644 $11.794672 $10.591426 $10.874653 $11.391564 $10.705543	1,012,884.112 1,075,106.869 1,180,139.818 1,370,266.825 1,582,241.487 724,160.365 234,641.630	117,259.560 122,604.347 144,555.417 164,763.100 141,918.961 99,972.160 50,994.646
TA Levin Large Cap Value - Service Class Subaccount inception date May 1, 2018	2019 2018	$8.946722 $9.969727	$10.296154 $8.946722	7,019.718 0.000	0.000 0.000
TA Madison Diversified Income - Service Class Subaccount inception date June 1,2017	2019 2018 2017	$11.565080 $11.847855 $11.342925	$13.075607 $11.565080 $11.847855	38,922.180 13,107.164 2,044.450	29,603.123 364.571 0.000
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.120119 $11.844659 $10.614697 $10.400519 $10.764074 $10.467013 $10.000000	$12.649592 $11.120119 $11.844659 $10.614697 $10.400519 $10.764074 $10.467013	7,416,636.705 8,083,486.349 8,336,482.292 8,613,943.715 8,441,505.556 5,869,627.642 1,726,331.463	457,489.614 438,406.096 487,616.895 537,203.307 503,966.935 328,294.369 116,149.251
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.955381 $11.554129 $10.578760 $10.333155 $10.577824 $10.218227 $10.000000	$12.089795 $10.955381 $11.554129 $10.578760 $10.333155 $10.577824 $10.218227	880,932.385 1,478,552.329 1,006,443.178 1,054,917.409 883,815.205 645,122.969 239,796.021	70,247.070 98,878.028 119,523.175 168,193.471 170,754.765 166,405.891 57,881.192
TA Managed Risk - Growth ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.642529 $12.750019 $10.940622 $10.626009 $11.196321 $10.947869 $10.000000	$13.674821 $11.642529 $12.750019 $10.940622 $10.626009 $11.196321 $10.947869	3,028,372.466 3,385,105.772 4,255,065.079 4,213,117.486 4,554,813.515 3,576,273.140 969,869.167	518,021.747 548,232.454 538,517.933 533,647.594 550,928.252 496,920.946 210,717.506
TA Market Participation Strategy - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.742654 $12.274093 $11.262211 $10.991679 $11.548912 $10.866845 $10.000000	$13.696629 $11.742654 $12.274093 $11.262211 $10.991679 $11.548912 $10.866845	739,914.684 826,166.155 938,875.917 1,022,459.981 1,174,722.285 997,720.443 357,702.877	75,566.476 81,017.024 84,254.234 85,633.078 89,519.300 92,479.414 31,430.825

X-Share– No longer being sold — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Morgan Stanley Capital Growth - Service Class(9) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$21.976370 $20.993122 $14.896156 $15.532106 $14.168189 $13.615904 $10.000000	$26.690433 $21.976370 $20.993122 $14.896156 $15.532106 $14.168189 $13.615904	191,242.104 88,767.492 124,746.928 111,495.989 77,858.122 41,984.642 21,779.951	11,360.818 2,167.478 731.597 1,128.897 188.886 0.000 0.000
TA Morgan Stanley Global Allocation - Service Class(10) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.822941 $11.911703 $10.669705 $10.373728 $10.677395 $10.678265 $10.000000	$12.545856 $10.822941 $11.911703 $10.669705 $10.373728 $10.677395 $10.678265	518,146.907 557,601.992 600,236.174 507,861.362 303,497.161 231,604.940 152,276.630	79,278.360 77,018.365 86,730.024 62,496.075 8,098.932 0.000 0.000
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date November 10, 2014	2019 2018 2017 2016 2015 2014	$9.327826 $10.282094 $9.290768 $9.409973 $9.905770 $9.998644	$10.524777 $9.327826 $10.282094 $9.290768 $9.409973 $9.905770	358,457.930 369,766.505 345,814.311 337,384.185 296,348.690 5,400.088	N/A
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$9.327826 $10.282094 $9.290768 $9.409973 $10.238680	$10.524777 $9.327826 $10.282094 $9.290768 $9.409973	N/A	7,501.975 7,466.849 2,762.381 0.000 0.000
TA MSCI EAFE Index - Service Class(3)(12) Subaccount inception date May 1, 2017	2019 2018 2017	$9.278751 $11.016157 $9.998521	$11.036189 $9.278751 $11.016157	11,998.663 4,592.515 416.006	291.454 0.000 0.000
TA Multi-Managed Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.984745 $13.738225 $12.270651 $11.589150 $11.789415 $10.846881 $10.000000	$15.517780 $12.984745 $13.738225 $12.270651 $11.589150 $11.789415 $10.846881	1,048,829.498 993,406.254 1,161,941.591 1,165,245.243 137,567.253 69,209.192 55,261.073	94,505.840 116,049.917 123,220.507 89,649.253 14,180.417 0.000 0.000
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.086189 $12.111929 $10.989928 $10.601876 $11.059856 $10.427283 $10.000000	$13.050333 $11.086189 $12.111929 $10.989928 $10.601876 $11.059856 $10.427283	698,966.447 759,886.408 985,336.179 1,058,019.590 1,162,994.110 1,054,847.027 239,689.913	36,848.319 43,091.741 44,074.610 43,369.073 42,173.374 35,416.891 4,395.401
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.944536 $11.731476 $10.803164 $10.461648 $10.861299 $10.156054 $10.000000	$12.656477 $10.944536 $11.731476 $10.803164 $10.461648 $10.861299 $10.156054	722,319.881 784,327.376 797,443.615 803,900.601 458,896.914 294,708.243 66,277.177	9,316.827 37,226.028 79,172.215 86,596.260 23,299.907 3,296.509 1,384.063
TA PIMCO Tactical - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.337994 $12.486932 $11.054983 $10.716348 $11.284678 $10.782951 $10.000000	$13.556427 $11.337994 $12.486932 $11.054983 $10.716348 $11.284678 $10.782951	711,031.498 758,974.022 961,736.522 948,934.484 905,646.690 541,351.900 190,934.766	35,228.704 23,532.736 24,935.905 29,250.644 11,692.425 4,258.667 846.705

X-Share– No longer being sold — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA PIMCO Total Return - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.720065 $9.984443 $9.699566 $9.622392 $9.732134 $9.482602 $10.000000	$10.346709 $9.720065 $9.984443 $9.699566 $9.622392 $9.732134 $9.482602	821,331.791 902,718.866 876,803.271 890,505.093 796,238.145 590,926.863 249,729.449	122,978.983 120,720.569 136,175.324 135,630.230 119,813.991 96,614.325 37,935.273
TA PineBridge Inflation Opportunities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$8.656480 $8.939511 $8.811960 $8.629981 $9.032552 $8.882785 $10.000000	$9.213171 $8.656480 $8.939511 $8.811960 $8.629981 $9.032552 $8.882785	389,449.760 364,913.591 380,987.023 340,042.293 263,752.077 207,600.222 107,795.568	8,355.360 8,682.176 11,044.914 11,239.629 7,986.555 7,768.269 930.355
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.540396 $11.035611 $10.043809 $9.947079 $10.357094 $10.162935 $10.000000	$11.532646 $10.540396 $11.035611 $10.043809 $9.947079 $10.357094 $10.162935	403,281.456 446,319.654 475,684.993 581,822.944 674,396.775 611,270.545 321,170.509	46,407.795 47,337.446 59,497.139 57,741.090 52,602.755 53,886.256 26,710.335
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.024299 $11.918055 $10.070907 $10.040519 $10.921279 $10.756115 $10.000000	$12.075239 $11.024299 $11.918055 $10.070907 $10.040519 $10.921279 $10.756115	1,023,601.558 1,109,710.437 1,192,102.667 1,307,685.355 1,312,723.257 1,065,609.309 357,402.492	122,867.640 116,248.455 131,438.175 129,683.964 157,620.429 135,385.920 38,270.832
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.751378 $11.406793 $10.044591 $9.993076 $10.613321 $10.413329 $10.000000	$11.752367 $10.751378 $11.406793 $10.044591 $9.993076 $10.613321 $10.413329	2,070,157.048 2,327,977.851 2,990,744.198 3,112,988.394 3,239,400.920 3,119,129.748 1,389,809.315	165,727.721 219,694.041 92,850.605 109,899.216 140,604.449 121,027.251 47,738.602
TA S&P 500 Index - Service Class(3)(13) Subaccount inception date May 1, 2017	2019 2018 2017	$10.435474 $11.184152 $9.998521	$13.416257 $10.435474 $11.184152	89,367.743 30,672.108 9,984.182	3,356.873 2,261.283 578.250
TA Small Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$14.033549 $16.147648 $14.242354 $11.985086 $12.526940 $12.136615 $10.000000	$17.246669 $14.033549 $16.147648 $14.242354 $11.985086 $12.526940 $12.136615	152,495.270 172,830.209 158,587.086 158,875.374 112,488.186 78,004.681 42,702.022	16,357.156 15,704.568 16,859.775 18,888.818 14,949.583 7,425.367 0.000
TA T. Rowe Price Small Cap - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.132468 $17.690455 $14.738321 $13.497831 $13.432961 $12.853885 $10.000000	$21.008243 $16.132468 $17.690455 $14.738321 $13.497831 $13.432961 $12.853885	449,499.349 446,090.872 462,544.776 416,228.878 392,039.879 179,964.924 39,600.053	33,427.480 33,424.485 31,143.361 29,528.216 24,465.957 14,129.806 0.000
TA TS&W International Equity - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.299846 $12.422077 $10.295319 $10.386586 $10.450790 $11.228868 $10.000000	$12.232180 $10.299846 $12.422077 $10.295319 $10.386586 $10.450790 $11.228868	61,906.335 61,924.8667 59,999.305 54,355.635 48,287.686 16,873.801 4,438.711	717.602 488.752 0.000 0.000 0.000 0.000 0.000

X-Share– No longer being sold — (Continued)
Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA WMC US Growth - Service Class(14) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.164642 $17.457784 $13.772422 $13.653984 $13.020441 $11.943257 $10.000000	$23.583131 $17.164642 $17.457784 $13.772422 $13.653984 $13.020441 $11.943257	155,837.995 95,241.135 122,298.400 107,747.221 143,528.414 66,253.371 66,386.607	37,629.303 32,317.951 35,719.524 33,680.758 30,544.032 0.000 0.000

Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.091836 $13.142791 $11.561320 $11.258732 $11.305513 $10.736082 $10.000000	$14.051949 $12.091836 $13.142791 $11.561320 $11.258732 $11.305513 $10.736082	25,630.985 8,661.381 3,093.602 3,173.549 3,854.136 5,712.878 2,961.832	0.000 521.013 3,680.711 0.000 0.000 0.000 0.000
AB Growth and Income Portfolio - Class B Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.306681 $16.503992 $14.125713 $12.909472 $12.920273 $12.000655 $10.000000	$18.639081 $15.306681 $16.503992 $14.125713 $12.909472 $12.920273 $12.000655	14,228.254 12,809.853 13,184.772 13,222.252 11,596.999 7,292.741 5,060.065	0.000 0.000 0.000 0.000 0.000 0.000 0.000
American Funds - Asset Allocation FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.250286 $14.143600 $12.388916 $11.528463 $11.575911 $11.182807 $10.000000	$15.777009 $13.250286 $14.143600 $12.388916 $11.528463 $11.575911 $11.182807	37,440.655 34,445.996 34,010.840 39,097.399 42,887.643 27,674.658 5,460.791	14,997.727 12,229.350 6,815.823 0.000 0.000 0.000 0.000
American Funds - Bond FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.786010 $10.036296 $9.856862 $9.748383 $9.898318 $9.572853 $10.000000	$10.510874 $9.786010 $10.036296 $9.856862 $9.748383 $9.898318 $9.572853	206,180.801 237,841.097 238,908.838 227,990.382 173,890.808 144,000.792 20,894.979	5,416.468 15,342.513 15,524.294 9,326.981 9,318.354 5,769.458 4,937.603
American Funds - Growth FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.543097 $17.907870 $14.211415 $13.214983 $12.591497 $11.814889 $10.000000	$22.532546 $17.543097 $17.907870 $14.211415 $13.214983 $12.591497 $11.814889	56,848.387 60,208.470 54,336.456 21,217.469 19,646.958 16,705.093 5,605.280	14,835.379 6,468.324 6,905.184 7,052.161 2,808.820 2,911.497 2,109.894
American Funds - Growth-Income FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.385114 $16.988003 $14.132425 $12.901927 $12.947953 $11.915942 $10.000000	$20.298990 $16.385114 $16.988003 $14.132425 $12.901927 $12.947953 $11.915942	83,141.423 73,024.892 64,962.235 47,054.070 53,371.657 25,761.866 2,342.830	19,318.673 7,301.310 10,348.269 10,603.031 6,533.750 3,655.888 1,063.820
American Funds - International FundSM - Class 2(1) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.352381 $13.307525 $10.252663 $10.082239 $10.752102 $11.245813 $10.000000	$13.701222 $11.352381 $13.307525 $10.252663 $10.082239 $10.752102 $11.245813	45,565.122 37,807.979 39,335.395 28,857.342 37,311.146 13,850.687 4,393.718	1,324.973 2,168.816 8,385.552 2,999.251 2,783.824 2,593.533 1,087.418

X-Share– No longer being sold — (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.488186 $14.329580 $12.526690 $11.885961 $12.022287 $11.092651 $10.000000	$16.491649 $13.488186 $14.329580 $12.526690 $11.885961 $12.022287 $11.092651	41,666.095 40,059.287 38,107.213 36,287.441 38,368.522 27,202.761 787.780	1,638.392 1,432.214 1,432.321 1,432.437 1,432.564 0.000 0.000
Fidelity ® VIP Contrafund® Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.188466 $16.516035 $13.788364 $12.991871 $13.133689 $11.940572 $10.000000	$19.641824 $15.188466 $16.516035 $13.788364 $12.991871 $13.133689 $11.940572	137,603.515 133,084.497 93,246.998 59,810.170 70,207.323 40,929.381 2,648.529	27,412.331 2,881.792 1,297.925 1,298.030 1,298.145 0.000 0.000
Fidelity ® VIP Mid Cap Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.751449 $16.380325 $13.794257 $12.510483 $12.909861 $12.359513 $10.000000	$16.685794 $13.751449 $16.380325 $13.794257 $12.510483 $12.909862 $12.359513	43,314.260 44,067.918 46,315.041 31,514.374 27,524.821 17,024.895 6,157.133	5,262.524 5,369.123 5,501.256 5,721.750 1,297.454 0.000 0.000
Fidelity ® VIP Value Strategies Portfolio - Service Class 2 Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.051028 $14.829096 $12.640148 $11.741933 $12.312232 $11.734088 $10.000000	$15.919693 $12.051028 $14.829096 $12.640148 $11.741933 $12.312232 $11.734088	37,163.543 21,570.485 30,678.264 20,872.593 7,672.671 2,322.768 329.048	2,730.398 2,730.600 2,730.803 2,731.025 2,731.268 0.000 0.000
State Street Total Return V.I.S. Fund - Class 3(2) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.606128 $12.641636 $11.154969 $10.695419 $11.026900 $10.674440 $10.000000	$13.186905 $11.606128 $12.641636 $11.154969 $10.695419 $11.026900 $10.674440	4,435.545 3,015.191 1,730.254 1,742.727 8,158.155 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA 60/40 Allocation - Service Class Subaccount inception date May 1, 2018	2019 2018	$9.551691 $9.989248	$11.303756 $9.551691	0.000 0.000	0.000 0.000
TA Aegon High Yield Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.042623 $11.522555 $10.909402 $9.629248 $10.213968 $10.007569 $10.000000	$12.398207 $11.042623 $11.522555 $10.909402 $9.629248 $10.213968 $10.007569	371,815.304 389,597.441 431,693.686 420,200.431 424,777.954 359,921.125 159,376.034	3,961.250 949.330 79.698 232.717 0.000 0.000 0.000
TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.465640 $9.608183 $9.528141 $9.658209 $9.821416 $9.547700 $10.000000	$9.916710 $9.465640 $9.608183 $9.528141 $9.658209 $9.821416 $9.547700	140,123.610 122,609.345 117,188.042 119,606.397 132,788.810 97,541.816 64,588.028	3,009.782 6,206.619 3,473.520 31,106.091 175,241.105 556.768 0.000
PAM TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.465640 $9.608183 $9.528141 $9.658209 $9.821416 $9.547700 $10.000000	$9.916710 $9.465640 $9.608183 $9.528141 $9.658209 $9.821416 $9.547700	0.000 0.000 0.000 0.000 0.000 0.000 0.000	0.000 0.000 0.000 0.000 0.000 0.000 0.000

X-Share– No longer being sold — (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA American Funds Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$10.458472 $11.273779 $9.983636 $9.523565 $9.999589	$12.137363 $10.458472 $11.273779 $9.983636 $9.523565	395,874.109 407,048.726 381,265.229 294,753.096 154,755.213	50,340.535 53,818.759 57,359.617 19,169.112 0.000
TA Barrow Hanley Dividend Focused - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.618732 $15.655273 $13.684145 $12.121779 $12.795301 $11.603659 $10.000000	$16.578603 $13.618732 $15.655273 $13.684145 $12.121779 $12.795301 $11.603659	42,679.453 36,898.980 41,611.943 28,400.164 17,505.163 26,922.556 1,618.992	3,411.390 2,990.860 2,911.231 2,923.173 3,037.201 0.000 0.000
TA BlackRock Global Real Estate Securities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.559871 $10.822763 $9.895937 $10.003181 $10.243698 $9.178335 $10.000000	$11.761133 $9.559871 $10.822763 $9.895937 $10.003181 $10.243698 $9.178335	28,924.423 21,511.326 44,072.056 45,051.426 37,615.367 12,732.147 2,807.881	3,139.797 2,992.100 4,956.654 4,773.092 2,628.568 1,651.335 0.000
TA BlackRock Government Money Market - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.264106 $9.326616 $9.466711 $9.608897 $9.753638 $9.900559 $10.000000	$9.282960 $9.264106 $9.326616 $9.466711 $9.608897 $9.753638 $9.900559	388,180.208 319,762.042 371,678.899 439,922.723 280,150.191 225,841.736 165,630.010	3,554.013 47,201.636 11,458.893 11,479.840 14,445.096 47,232.910 5,372.471
TA BlackRock iShares Edge 40- Service Class(4) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.540398 $11.196336 $10.377187 $10.328089 $10.528328 $10.144110 $10.000000	$11.951619 $10.540398 $11.196336 $10.377187 $10.328089 $10.528328 $10.144110	127,889.864 159,894.351 170,274.903 164,638.220 150,120.668 77,646.183 43,283.804	1,077.401 4,932.164 1,103.337 1,699.395 1,713.314 1,139.108 0.000
TA BlackRock iShares Edge 50 - Service Class(5) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$10.823311 $11.283871 $10.149951 $9.998771	$12.371941 $10.823311 $11.283871 $10.149951	83,931.233 62,022.899 32,420.703 21,045.597	477.870 0.000 0.000 0.000
TA BlackRock iShares Edge 75 - Service Class(6) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.240798 $11.875999 $10.219150 $9.998771	$13.318919 $11.240798 $11.875999 $10.219150	58,015.512 18,688.422 1,240.431 789.832	893.245 0.000 0.000 0.000
TA BlackRock iShares Edge 100 - Service Class(7) Subaccount inception date March 21, 2016	2019 2018 2017 2016	$11.849103 $12.705812 $10.466249 $9.998771	$14.541701 $11.849103 $12.705812 $10.466249	6,236.814 2,247.651 2,132.642 0.000	0.000 0.000 0.000 0.000
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.516527 $12.231430 $11.117111 $10.756731 $10.932929 $10.562653 $10.000000	$13.279432 $11.516527 $12.231430 $11.117111 $10.756731 $10.932929 $10.562653	703,085.848 833,298.054 871,291.431 896,637.676 791,918.911 575,485.283 182,959.852	28,427.401 28,934.300 29,086.178 32,393.126 30,150.214 38,773.744 20,631.907
TA International Growth - Service Class(8) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.112556 $12.512353 $10.001895 $10.166224 $10.344990 $11.102015 $10.000000	$12.691851 $10.112556 $12.512353 $10.001895 $10.166224 $10.344990 $11.102015	32,219.004 41,396.599 35,619.694 27,792.406 19,272.819 14,411.718 902.411	2,903.851 2,576.352 2,427.929 2,544.300 2,289.919 0.000 0.000

X-Share– No longer being sold — (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Janus Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.342590 $13.554207 $11.786229 $11.490564 $11.650000 $10.967341 $10.000000	$16.005890 $13.342590 $13.554207 $11.786229 $11.490564 $11.650000 $10.967341	795,115.757 793,210.215 609,016.808 564,688.514 549,245.018 293,151.516 136,034.029	138,011.222 126,868.705 147,879.806 124,834.748 67,018.505 7,893.999 0.000
TA Janus Mid-Cap Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.375818 $13.779967 $10.865180 $11.288974 $12.096220 $12.311215 $10.000000	$17.963577 $13.375818 $13.779967 $10.865180 $11.288974 $12.096220 $12.311215	49,142.391 19,463.535 16,661.669 7,348.457 3,851.557 1,233.186 2,596.771	796.664 874,493 896.758 919.705 0.000 0.000 0.000
TA JPMorgan Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.894537 $11.554742 $10.419628 $10.140218 $10.519054 $10.473903 $10.000000	$12.186495 $10.894537 $11.554742 $10.419628 $10.140218 $10.519054 $10.473903	554,454.666 577,365.333 510,701.495 274,089.829 298,760.640 221,121.841 114,533.582	11,324.373 14,733.341 10,746.585 6,444.371 6,446.225 0.000 0.000
TA JPMorgan Asset Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.596995 $14.321488 $11.688562 $11.212077 $11.627700 $11.522602 $10.000000	$15.618803 $12.596995 $14.321488 $11.688562 $11.212077 $11.627700 $11.522602	13,882.080 17,711.932 17,580.110 12,850.680 13,999.512 8,897.914 5,858.719	1,650.515 1,784.451 2,045.456 2,222.094 2,354.765 2,548.395 0.000
TA JPMorgan Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$12.057698 $13.207882 $11.219717 $10.718558 $11.161786 $11.059804 $10.000000	$14.228679 $12.057698 $13.207882 $11.219717 $10.718558 $11,161786 $11.059804	750,824.394 839,321.800 848,455.881 734,739.428 663,103.276 473,947.903 175,051.481	85,894.947 89,857.156 47,629.013 35,200.153 47,077.128 21,954.236 3,902.179
TA JPMorgan Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.467421 $12.299669 $10.751867 $10.368927 $10.792938 $10.677437 $10.000000	$13.124268 $11.467421 $12.299669 $10.751867 $10.368927 $10.792938 $10.677437	1,678,116.959 1,755,365.927 1,738,123.588 1,753,022.352 1,750,782.475 1,553,880.178 580,743.752	24,139.907 25,325.776 26,381.264 27,975.783 28,690.952 29,312.407 15,506.739
TA JPMorgan Core Bond - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.905232 $10.064979 $9.878813 $9.825274 $9.940491 $9.600889 $10.000000	$10.563219 $9.905232 $10.064979 $9.878813 $9.825274 $9.940491 $9.600889	201,287.526 190,603.370 168,874.265 185,331.545 107,436.937 76,749.293 27,513.051	8,653.018 12,638.754 8,634.775 10,658.494 8,927.230 4,244.782 262.195
TA JPMorgan Enhanced Index - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$15.578583 $16.869122 $14.172754 $12.946539 $13.188990 $11.747303 $10.000000	$20.056322 $15.578583 $16.869122 $14.172754 $12.946539 $13.188990 $11.747303	25,850.524 27,847.775 40,778.028 25,731.864 8,182.746 2,074.721 0.000	2,379.955 690.604 708.188 726.310 0.000 0.000 0.000

X-Share– No longer being sold — (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA JPMorgan International Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.312182 $11.884454 $9.931274 $9.973576 $10.318920 $10.558141 $10.000000	$11.947448 $10.312182 $11.884454 $9.931274 $9.973576 $10.318920 $10.558141	405,952.607 416,424.379 389,043.335 381,742.680 381,359.339 221,985.373 98,470.425	32,085.768 33,581.250 34,206.179 31,909.961 36,002.009 17,780.847 3,107.740
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.700078 $15.822051 $14.189258 $12.603680 $13.181537 $11.636728 $10.000000	$17.004433 $13.700078 $15.822051 $14.189258 $12.603680 $13.181537 $11.636728	65,072.853 47,760.143 52,457.626 46,504.640 27,815.391 20,951.676 2,471.024	1,050.105 1,036.612 2,363.501 2,372.616 2,318.462 2,384.885 1,069.548
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.839008 $11.365915 $10.632847 $10.358900 $10.557858 $10.084125 $10.000000	$11.949729 $10.839008 $11.365915 $10.632847 $10.358900 $10.557858 $10.084125	593,992.048 634,847.724 715,327.131 671,159.966 551,226.440 297,449.461 152,872.006	82,802.457 87,776.340 83,382.788 84,776.266 79,092.881 51,744.671 6,663.723
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.761862 $11.299974 $10.383466 $10.611010 $10.999811 $10.292971 $10.000000	$12.304477 $10.761862 $11.299974 $10.383466 $10.611010 $10.999811 $10.292971	705,884.188 803,628.509 952,440.034 945,729.337 873,993.923 533,914.082 262,180.810	27,510.248 27,970.489 28,509.324 68,998.581 69,468.896 61,442.162 1,312.603
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.145997 $11.877428 $10.649820 $10.918254 $11.420103 $10.716280 $10.000000	$12.827766 $11.145997 $11.877428 $10.649820 $10.918254 $11.420103 $10.716280	373,863.638 417,954.468 477,235.037 579,628.401 546,489.290 251,893.282 68,616.863	39,920.090 41,984.283 43,285.011 42,457.527 42,866.914 15,107.729 0.000
TA Levin Large Cap Value - Service Class Subaccount inception date May 1, 2018	2019 2018	$8.955738 $9.969768	$10.322009 $8.955738	5,002.252 2,846.832	319.971 0.000
TA Madison Diversified Income - Service Class Subaccount inception date June 1, 2017	2019 2018 2017	$11.663820 $11.930999 $11.412629	$13.207033 $11.663820 $11.930999	21,968.099 7,653.788 5,509.966	20,890.484 0.000 0.000
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.215103 $11.927824 $10.673248 $10.442242 $10.791045 $10.477507 $10.000000	$12.776792 $11.215103 $11.927824 $10.673248 $10.442242 $10.791045 $10.477507	1,891,647.720 2,070,176.737 2,240,288.582 2,332,844.715 2,328,082.359 1,646,991.494 405,855.260	166,472.609 173,224.759 176,387.101 171,863.094 167,053.855 78,713.321 2,193.374
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.048951 $11.635253 $10.637121 $10.374622 $10.604339 $10.228484 $10.000000	$12.211357 $11.048951 $11.635253 $10.637121 $10.374622 $10.604339 $10.228484	429,639.056 461,273.498 480,979.293 526,017.691 539,455.465 428,411.367 298,286.411	22,515.671 27,432.886 18,902.420 21,139.483 22,285.762 16,455.516 15,489.309

X-Share– No longer being sold — (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Managed Risk - Growth ETF - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.741949 $12.839508 $11.000943 $10.668632 $11.224368 $10.958846 $10.000000	$13.812289 $11.741949 $12.839508 $11.000943 $10.668632 $11.224368 $10.958846	1,096,510.819 1,194,602.263 1,441,118.080 1,544,060.322 1,570,746.346 1,260,467.572 386,346.006	99,979.970 103,878.553 128,916.055 146,194.092 151,303.992 92,786.203 28,550.047
TA Market Participation Strategy - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.842928 $12.360245 $11.324315 $11.035764 $11.577846 $10.877738 $10.000000	$13.834310 $11.842928 $12.360245 $11.324315 $11.035764 $11.577846 $10.877738	258,682.004 311,900.126 356,824.487 405,524.681 359,257.297 290,232.767 89,652.002	786.164 844.828 907.464 1,514.309 14,128.861 2,986.240 260.599
TA Morgan Stanley Capital Growth - Service Class(9) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$22.164045 $21.140457 $14.978293 $15.594387 $14.203680 $13.629550 $10.000000	$26.958784 $22.164045 $21.140457 $14.978293 $15.594387 $14.203680 $13.629550	113,413.967 45,079.751 43,456.991 24,736.536 32,460.757 15,492.823 13,726.551	567.445 638.995 2,800.420 3,019.165 2,341.804 2,463.820 0.000
TA Morgan Stanley Global Allocation - Service Class(10) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.915400 $11.995337 $10.728561 $10.415362 $10.704160 $10.688977 $10.000000	$12.672017 $10.915400 $11.995337 $10.728561 $10.415362 $10.704160 $10.688977	167,131.319 186,919.169 237,583.134 207,182.216 94,909.792 34,490.769 5,947.822	28,487.932 31,195.938 35,802.583 14,400.859 3,458.811 0.000 0.000
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date November 10, 2014	2019 2018 2017 2016 2015 2014	$9.386058 $10.330687 $9.320727 $9.426201 $9.907970 $9.998767	$10.606383 $9.386058 $10.330687 $9.320727 $9.426201 $9.907970	325,616.904 316,319.555 335,378.777 302,019.777 204,704.722 208.956	N/A
TA Morgan Stanley Global Allocation Managed Risk - Balanced - Service Class(11) Subaccount inception date May 1, 2015	2019 2018 2017 2016 2015	$9.386058 $10.330687 $9.320727 $9.426201 $10.246046	$10.606383 $9.386058 $10.330687 $9.320727 $9.426201	N/A	1,790.514 1,952.808 2,048.699 2,976.118 1,100.787
TA MSCI EAFE Index - Service Class(3)(12) Subaccount inception date May 1, 2017	2019 2018 2017	$9.302137 $11.027259 $9.998644	$11.080598 $9.302137 $11.027259	31,765.158 2,726.758 2,588.963	302.960 0.000 0.000
TA Multi-Managed Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$13.095629 $13.834654 $12.338317 $11.635637 $11.818958 $10.857766 $10.000000	$15.673777 $13.095629 $13.834654 $12.338317 $11.635637 $11.818958 $10.857766	429,709.724 434,383.501 497,260.562 216,723.254 42,572.329 8,176.799 624.471	100,358.618 105,469.691 123,487.282 108,821.329 17,644.862 0.000 0.000
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.180869 $12.196943 $11.050530 $10.644395 $11.087561 $10.437749 $10.000000	$13.181539 $11.180869 $12.196943 $11.050530 $10.644395 $11.087561 $10.437749	345,294.649 372,977.530 431,652.622 462,335.315 431,214.773 321,799.270 82,776.931	38,229.057 40,463.829 41,372.761 41,785.613 35,565.096 33,245.659 4,630.669

X-Share– No longer being sold — (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.037980 $11.813805 $10.862731 $10.503608 $10.888512 $10.166237 $10.000000	$12.783697 $11.037980 $11.813805 $10.862731 $10.503608 $10.888512 $10.166237	216,535.405 260,311.904 299,824.084 360,843.462 336,818.586 106,443.342 28,507.539	45,326.814 11,753.895 12,193.171 19,378.255 6,687.646 5,559.718 5,596.475
TA PIMCO Tactical - Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.434809 $12.574568 $11.115939 $10.759327 $11.312946 $10.793759 $10.000000	$13.692713 $11.434809 $12.574568 $11.115939 $10.759327 $11.312946 $10.793759	301,306.405 311,024.304 330,042.143 365,568.926 332,175.236 175,250.569 71,227.478	47,735.756 49,682.245 50,875.500 47,096.518 34,320.763 4,152.226 1,027.060
TA PIMCO Total Return - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$9.803056 $10.054518 $9.753044 $9.660981 $9.756515 $9.492111 $10.000000	$10.450712 $9.803056 $10.054518 $9.753044 $9.660981 $9.756515 $9.492111	399,606.564 387,057.423 419,575.612 400,252.985 343,365.880 199,029.260 51,271.286	11,082.465 11,187.320 11,183.893 15,230.371 13,091.647 1,600.884 265.059
TA PineBridge Inflation Opportunities - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$8.730406 $9.002267 $8.860548 $8.664600 $9.055195 $8.891705 $10.000000	$9.305793 $8.730406 $9.002267 $8.860548 $8.664600 $9.055195 $8.891705	172,790.555 185,603.462 191,373.392 207,140.394 187,472.048 74,383.514 19,115.452	11,483.141 11,674.206 10,121.384 10,504.752 10,660.721 5,109.053 279.969
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.630440 $11.113103 $10.099222 $9.987000 $10.383067 $10.173136 $10.000000	$11.648630 $10.630440 $11.113103 $10.099222 $9.987000 $10.383067 $10.173136	192,356.759 237,908.754 252,997.880 286,824.907 246,177.585 153,383.211 52,488.177	2,455.548 6,296.194 2,530.572 2,585.567 2,649.666 1,859.273 377.148
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$11.118449 $12.001712 $10.126448 $10.080796 $10.948638 $10.766901 $10.000000	$12.196651 $11.118449 $12.001712 $10.126448 $10.080796 $10.948638 $10.766901	426,360.435 450,983.960 532,905.151 543,987.752 540,104.273 416,605.109 132,560.522	71,468.175 75,951.305 77,397.638 66,037.489 59,036.437 73,431.287 12,321.160
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.843172 $11.486840 $10.099967 $10.033147 $10.639903 $10.423761 $10.000000	$11.870494 $10.843172 $11.486840 $10.099967 $10.033147 $10.639903 $10.423761	703,564.158 804,451.551 846,649.862 891,431.770 889,317.117 792,280.900 380,104.083	49,260.285 52,230.421 53,674.933 41,817.755 42,527.308 39,215.668 4,700.921
TA S&P 500 Index - Service Class(3)(13) Subaccount inception date May 1, 2017	2019 2018 2017	$10.461768 $11.195411 $9.998644	$13.470249 $10.461768 $11.195411	58,958.717 2,305.946 0.000	17,945.208 0.000 0.000
TA Small Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$14.153381 $16.260968 $14.320881 $12.033157 $12.558326 $12.148774 $10.000000	$17.420053 $14.153381 $16.260968 $14.320881 $12.033157 $12.558326 $12.148774	33,526.284 26,914.912 26,421.836 29,713.242 45,127.295 12,120.022 0.000	18,808.042 3,466.286 3,532.750 3,825.711 2,969.807 0.000 0.000

X-Share– No longer being sold — (Continued)
Separate Account Expense 1.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA T. Rowe Price Small Cap - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$16.270236 $17.814617 $14.819586 $13.551960 $13.466613 $12.866763 $10.000000	$21.219453 $16.270236 $17.814617 $14.819586 $13.551960 $13.466613 $12.866763	79,573.156 42,137.016 41,242.313 26,886.634 24,179.915 17,924.395 11,818.614	1,036.665 909.260 2,198.529 2,196.281 2,158.403 2,306.665 981.351
TA TS&W International Equity - Service Class Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$10.387822 $12.509279 $10.352100 $10.428264 $10.476993 $11.240128 $10.000000	$12.355179 $10.387822 $12.509279 $10.352100 $10.428264 $10.476993 $11.240128	16,696.391 8,983.986 9,508.325 8,608.636 29,318.727 1,195.579 0.000	833.294 921.801 945.270 969.459 0.000 0.000 0.000
TA WMC US Growth - Service Class(14) Subaccount inception date May 1, 2013	2019 2018 2017 2016 2015 2014 2013	$17.311212 $17.580291 $13.848351 $13.708735 $13.053061 $11.955227 $10.000000	$23.820192 $17.311212 $17.580291 $13.848351 $13.708735 $13.053061 $11.955227	39,464.180 12,596.840 9,501.141 9,148.504 10,689.182 4,947.493 0.000	4,498.414 4,678.445 6,115.150 6,318.613 1,306.023 1,361.806 0.000
(1)	The beginning and ending AUV for this fund also reflects a 0.30% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(2)	The beginning and ending AUV for this fund also reflects a 0.20% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(3)	The beginning and ending AUV for this fund also reflects a 0.15% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(4)	Effective November 1, 2019, Transamerica BlackRock Smart Beta 40 VP was renamed Transamerica BlackRock iShares Edge 40 VP.
(5)	Effective November 1, 2019, Transamerica BlackRock Smart Beta 50 VP was renamed Transamerica BlackRock iShares Edge 50 VP.
(6)	Effective November 1, 2019, Transamerica BlackRock Smart Beta 75 VP was renamed Transamerica BlackRock iShares Edge 75 VP.
(7)	Effective November 1, 2019, Transamerica BlackRock Equity Smart Beta 100 VP was renamed Transamerica BlackRock iShares Edge 100 VP.
(8)	Effective May 1, 2020, Transamerica Greystone International Growth VP was renamed Transamerica International Growth VP.
(9)	Effective November 1, 2019, TA Jennison Growth was merged into TA Morgan Stanley Capital Growth.
(10)	Effective May 1, 2020, Transamerica BlackRock Global Allocation VP was renamed Transamerica Morgan Stanley Global Allocation VP.
(11)	Effective May 1, 2020, Transamerica BlackRock Global Allocation Managed Risk – Balanced VP was renamed Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP.
(12)	Effective May 1, 2020, Transamerica International Equity Index VP was renamed Transamerica MSCI EAFE Index VP.
(13)	Effective May 1, 2020, Transamerica U.S. Equity Index VP was renamed Transamerica S&P 500 Index VP.
(14)	Effective November 1, 2019, Transamerica Torray Concentrated Growth VP was merged into Transamerica WMC US Growth VP.

APPENDIX
Prior Withdrawal/ Growth Percentages and Rider Fees
The table below identifies the prior percentages for the Retirement Income Max® rider.
Rider fee Percentages
Date	Percentage
Prior to February 1, 2018	1.25%
February 1, 2018 to June 30, 2018	1.35%

Date	Single Life	Joint Life
July 1, 2018 to November 30, 2019	1.35%	1.45%
December 1, 2019 to April 30, 2020	1.45%	1.55%
New york Rider fee Percentages
Date	Percentage
Prior to February 1, 2018	1.25%
February 1, 2018 to November 30, 2019	1.35%

Date	Single Life	Joint Life
December 1, 2019 to April 30, 2020	1.45%	1.55%
Growth Percentages
Date	Percentage
Prior to May 1, 2014	5.00%
May 1, 2014 to January 31, 2018	5.50%
After February 1, 2018	7.20%
Withdrawal Percentages
Date	Age at time of first withdrawal	Singe Life Percentage	Joint Life Percentage
Prior to May 1, 2014	0-58 59-64 65-79 ≥80	0.00% 4.30% 5.30% 6.30%	0.00% 3.80% 4.80% 5.80%
May 1, 2014 to February 16, 2015	0-58 59-64 65-79 ≥80	0.00% 4.30% 5.30% 6.30%	0.00% 4.00% 5.00% 6.00%
February 17, 2015 to December 31, 2016	0-58 59-64 65-79 ≥80	0.00% 4.20% 5.20% 6.20%	0.00% 3.80% 4.80% 5.80%
January 1, 2017 to January 31, 2018	0-58 59-64 65-79 ≥80	0.00% 4.20% 5.20% 6.20%	0.00% 3.70% 4.70% 5.70%
February 1, 2018 to June 30, 2018	0-58 59-64 65-79 ≥80	0.00% 4.00% 5.00% 6.00%	0.00% 3.50% 4.50% 5.50%

Prior Withdrawal/ Growth Percentages and Rider Fees — (Continued)
Date	Age at time of first withdrawal	Singe Life Percentage	Joint Life Percentage
July 1, 2018 to February 28, 2019	0-58 59-64 65-79 ≥80	0.00% 4.00% 5.00% 6.00%	0.00% 3.75% 4.75% 5.75%
March 1, 2019 to November 30, 2019	0-58 59-64 65-69 70-74 75-79 ≥80	0.00% 4.00% 5.25% 5.40% 5.50% 5.75%	0.00% 3.50% 4.75% 4.90% 5.00% 5.25%
December 1, 2019 to April 30, 2020	0-58 59-64 65-74 75-79 ≥80	0.00% 4.00% 5.00% 5.25% 5.75%	0.00% 3.50% 4.50% 4.75% 5.25%
New York single life Withdrawal Percentages
Date	Age at time of first withdrawal	Singe Life Percentage
Prior to May 1, 2014	0-58 59-64 65-79 ≥80	0.00% 4.30% 5.30% 6.30%
May 1, 2014 to March 1, 2015	0-58 59-64 65-79 ≥80	0.00% 4.30% 5.30% 6.30%
March 2, 2015 to October 1, 2015	0-58 59-64 65-79 ≥80	0.00% 4.20% 5.20% 6.20%
October 1, 2015 to December 31, 2016	0-58 59-64 65-79 ≥80	0.00% 4.20% 5.20% 6.20%
January 1, 2017 to January 31, 2018	0-58 59-64 65-79 ≥80	0.00% 4.20% 5.20% 6.20%
February 1, 2018 to February 28, 2019	0-58 59-64 65-79 ≥80	N/A 4.00% 5.00% 6.00%
March 1, 2019 to April 30, 2019	0-58 59-64 65-69 70-74 75-79 ≥80	N/A 4.00% 5.15% 5.40% 5.50% 5.75%
May 1, 2019 to November 30, 2019	0-58 59-64 65-70 71-74 75-79 ≥80	N/A 4.00% 5.15% 5.40% 5.50% 5.75%

Prior Withdrawal/ Growth Percentages and Rider Fees — (Continued)
Date	Age at time of first withdrawal	Singe Life Percentage
December 1, 2019 to April 30, 2020	0-58 59-64 65-74 75-79 ≥80	N/A 4.00% 5.00% 5.25% 5.75%
New York Joint life Withdrawal Percentages
Date	Age at time of first withdrawal	Joint Life Percentage
Prior to May 1, 2014	0-58 59-64 65-79 ≥80	0.00% 3.80% 4.80% 5.80%
May 1, 2014 to March 1, 2015	0-58 59-64 65-79 ≥80	0.00% 4.00% 5.00% 6.00%
March 2, 2015 to October 1, 2015	0-58 59-64 65-79 ≥80	0.00% 3.80% 4.80% 5.80%
October 1, 2015 to December 31, 2016	0-58 59-64 65-79 ≥80	0.00% 0.00% 4.80% 5.80%
January 1, 2017 to January 31, 2018	0-58 59-64 65-79 ≥80	0.00% 0.00% 4.70% 5.70%
February 1, 2018 to February 28, 2019	0-61 62-64 65-79 ≥80	N/A 3.50% 4.50% 5.50%
March 1, 2019 to April 30, 2020	0-61 62-64 65-74 75-79 ≥80	N/A 3.50% 4.50% 5.00% 5.25%

APPENDIX
Prior Withdrawal/Growth Percentages and rider fees
The table below identifies the prior percentages for the Retirement Income Choice® 1.6 rider.
Rider fee Percentages
Date	Rider Benefit	Single Life Option	Joint Life Option
June 1, 2017 to June 30, 2018	Base Benefit Designated Allocation Group A	1.45%	1.45%
	Base Benefit Designated Allocation Group B	1.10%	1.10%
	Base Benefit Designated Allocation Group C	0.70%	0.70%
	Death Benefit	0.40%	0.35%
	Income Enhancement	0.30%	0.50%

Date	Rider Benefit	Single Life Option	Joint Life Option
July 1, 2018 to February 28, 2019	Base Benefit Designated Allocation Group A	1.40%	1.50%
	Base Benefit Designated Allocation Group B	1.15%	1.25%
	Base Benefit Designated Allocation Group C	0.80%	0.90%
	Death Benefit	0.40%	0.35%
	Income Enhancement	0.30%	0.50%

Date	Rider Benefit	Single Life Option	Joint Life Option
March 1, 2019 to April 30, 2020	Base Benefit Designated Allocation Group A	1.50%	1.60%
	Base Benefit Designated Allocation Group B	1.50%	1.60%
	Base Benefit Designated Allocation Group C	1.50%	1.60%
	Death Benefit	0.40%	0.35%
	Income Enhancement	0.30%	0.50%
new york Rider fee Percentages
Date	Rider Benefit	Single Life Option	Joint Life Option
June 1, 2017 to June 30, 2018	Base Benefit Designated Allocation Group A	1.45%	1.45%
	Base Benefit Designated Allocation Group B	1.10%	1.10%
	Base Benefit Designated Allocation Group C	0.70%	0.70%
	Death Benefit	0.40%	0.35%

Date	Rider Benefit	Single Life Option	Joint Life Option
July 1, 2018 to February 28, 2019	Base Benefit Designated Allocation Group A	1.40%	1.50%
	Base Benefit Designated Allocation Group B	1.15%	1.25%
	Base Benefit Designated Allocation Group C	0.80%	0.90%
	Death Benefit	0.40%	0.35%

Date	Rider Benefit	Single Life Option	Joint Life Option
March 1, 2019 to April 30, 2020	Base Benefit Designated Allocation Group A	1.50%	1.60%
	Base Benefit Designated Allocation Group B	1.50%	1.60%
	Base Benefit Designated Allocation Group C	1.50%	1.60%
	Death Benefit	0.40%	0.35%

Prior Withdrawal/Growth Percentages and rider fees — (Continued)
Growth Percentages
Date	Percentage
May 1, 2016 to February 28, 2019	5.50%
March 1, 2019 to November 30, 2019	6.00%
December 1, 2019 to April 30, 2020	5.25%
Withdrawal Percentages
Date	Age at time of first withdrawal	Singe Life Percentage	Joint Life Percentage
Prior to January 1, 2017	0-58 59-64 65-79 ≥80	0.00% 4.00% 5.00% 6.00%	0.00% 3.75% 4.75% 5.75%
January 1, 2017 to June 30, 2018	0-58 59-64 65-79 ≥80	0.00% 4.00% 5.00% 6.00%	0.00% 3.50% 4.50% 5.50%
July 1, 2018 to February 28, 2019	0-58 59-64 65-79 ≥80	0.00% 4.50% 5.50% 6.00%	0.00% 4.00% 5.00% 5.50%
March 1, 2019 to April 30, 2020	0-58 59-64 65-69 70-74 75-79 ≥80	0.00% 4.00% 5.10% 5.20% 5.50% 6.00%	0.00% 3.50% 4.60% 4.70% 5.00% 5.50%
New york Withdrawal Percentages
Date	Age at time of first withdrawal	Singe Life Percentage	Joint Life Percentage
Prior to January 1, 2017	0-58 59-64 65-79 ≥80	0.00% 4.00% 5.00% 6.00%	0.00% 3.75% 4.75% 5.75%
January 1, 2017 to June 30, 2018	0-58 59-64 65-79 ≥80	0.00% 4.00% 5.00% 6.00%	0.00% 3.50% 4.50% 5.50%
July 1, 2018 to February 28, 2019	0-58 59-64 65-79 ≥80	0.00% 4.50% 5.50% 6.00%	0.00% 4.00% 5.00% 5.50%
March 1, 2019 to April 30, 2020	0-58 59-64 65-66 67-69 70-74 75-79 ≥80	0.00% 4.00% 5.00% 5.10% 5.20% 5.50% 6.00%	0.00% 3.50% 4.05% 4.25% 4.70% 5.00% 5.50%

APPENDIX
Prior Allocation/Withdrawal Percentages and Rider fees
The table below identifies the prior percentages for the Transamerica Income EdgeSM rider.
Rider fee Percentages
Date	Percentage
Prior to November 30, 2019	1.25%
December 1, 2019 to April 30, 2020	1.35%
Required Allocation Percentages
		Premium		Rebalance
		Minimum	Maximum	Minimum	Maximum
Prior to February 1, 2018	Stable Account	20%	20%	N/A	N/A
	Select Investment Options	20%	80%	25%	100%
	Flexible Investment Options	0%	60%	0%	75%

		Premium		Rebalance
		Minimum	Maximum	Minimum	Maximum
February 1, 2018 to June 30, 2018	Stable Account	25%	25%	N/A	N/A
	Select Investment Options	0%	75%	0%	100%
	Flexible Investment Options	0%	75%	0%	100%

		Premium		Rebalance
		Minimum	Maximum	Minimum	Maximum
July 1, 2018 to April 30, 2020	Stable Account	20%	20%	N/A	N/A
	Select Investment Options	0%	80%	0%	100%
	Flexible Investment Options	0%	80%	0%	100%

Prior Allocation/Withdrawal Percentages and Rider fees — (Continued)
Withdrawal Percentages
	Age at time of first withdrawal	Rider Years 1-3 Withdrawal Percentage - Single Life Option	Rider Years 1-3 Withdrawal Percentage - Joint Life Option	Rider Years 4+ Withdrawal Percentage - Single Life Option	Rider Years 4+ Withdrawal Percentage - Joint Life Option
Prior to February 1, 2018	0-58	0.00%	0.00%	0.00%	0.00%
	59-64	4.00%	3.50%	5.00%	4.50%
	65-79	5.00%	4.50%	6.00%	5.50%
	≥80	6.00%	5.50%	7.00%	6.50%
single life Withdrawal Percentages
	Age at time of first withdrawal	Rider Years 1-3 Withdrawal Percentage - Single Life Option	Rider Years 4-6 Withdrawal Percentage - Single Life Option	Rider Years 7+ Withdrawal Percentage - Single Life Option
February 1, 2018 to February 28, 2019	0-58	0.00%	0.00%	0.00%
	59-64	4.00%	5.00%	6.00%
	65-79	5.00%	6.00%	7.00%
	≥80	6.00%	7.00%	8.00%
March 1, 2019 to November 30, 2019	0-58	0.00%	0.00%	0.00%
	59-64	4.00%	5.00%	6.00%
	65-69	5.25%	6.25%	7.25%
	70-74	5.50%	6.50%	7.50%
	75-79	5.75%	6.75%	7.75%
	≥80	6.00%	7.00%	8.00%
December 1, 2019 to April 30, 2020	0-58	0.00%	0.00%	0.00%
	59-64	4.00%	5.00%	6.00%
	65-69	5.00%	6.00%	7.00%
	70-74	5.25%	6.25%	7.25%
	75-79	5.50%	6.50%	7.50%
	≥80	5.75%	6.75%	7.75%
joint life Withdrawal Percentages
	Age at time of first withdrawal	Rider Years 1-3 Withdrawal Percentage - Joint Life Option	Rider Years 4-6 Withdrawal Percentage - Joint Life Option	Rider Years 7+ Withdrawal Percentage - Joint Life Option
February 1, 2018 to February 28, 2019	0-58	0.00%	0.00%	0.00%
	59-64	3.50%	4.50%	5.25%
	65-79	4.50%	5.50%	6.25%
	≥80	5.50%	6.50%	7.25%
March 1, 2019 to November 30, 2019	0-58	0.00%	0.00%	0.00%
	59-64	3.50%	4.50%	5.50%
	65-69	4.75%	5.75%	6.75%
	70-74	5.00%	6.00%	7.00%
	75-79	5.25%	6.25%	7.25%
	≥80	5.50%	6.50%	7.50%

Prior Allocation/Withdrawal Percentages and Rider fees — (Continued)
	Age at time of first withdrawal	Rider Years 1-3 Withdrawal Percentage - Joint Life Option	Rider Years 4-6 Withdrawal Percentage - Joint Life Option	Rider Years 7+ Withdrawal Percentage - Joint Life Option
December 1, 2019 to April 30, 2020	0-58	0.00%	0.00%	0.00%
	59-64	3.50%	4.50%	5.50%
	65-69	4.50%	5.50%	6.50%
	70-74	4.75%	5.75%	6.75%
	75-79	5.00%	6.00%	7.00%
	≥80	5.25%	6.25%	7.25%
New York single life Withdrawal Percentages
	Age at time of first withdrawal	Rider Years 1-3 Withdrawal Percentage - Single Life Option	Rider Years 4-6 Withdrawal Percentage - Single Life Option	Rider Years 7+ Withdrawal Percentage - Single Life Option
February 1, 2018 to February 28, 2019	0-58	0.00%	0.00%	0.00%
	59-64	4.00%	5.00%	6.00%
	65-79	5.00%	6.00%	7.00%
	≥80	6.00%	7.00%	8.00%
March 1, 2019 to November 30, 2019	0-58	0.00%	0.00%	0.00%
	59-64	4.00%	5.00%	6.00%
	65-69	5.25%	6.25%	7.25%
	70-74	5.50%	6.50%	7.50%
	75-79	5.75%	6.75%	7.75%
	≥80	6.00%	7.00%	8.00%
December 1, 2019 to April 30, 2020	0-58	0.00%	0.00%	0.00%
	59-64	4.00%	5.00%	6.00%
	65-69	5.00%	6.00%	7.00%
	70-74	5.25%	6.25%	7.25%
	75-79	5.50%	6.50%	7.50%
	≥80	5.75%	6.75%	7.75%
New York joint life Withdrawal Percentages
	Age at time of first withdrawal	Rider Years 1-3 Withdrawal Percentage - Joint Life Option	Rider Years 4-6 Withdrawal Percentage - Joint Life Option	Rider Years 7+ Withdrawal Percentage - Joint Life Option
February 1, 2018 to February 28, 2019	0-58	0.00%	0.00%	0.00%
	59-64	3.50%	4.50%	5.25%
	65-79	4.50%	5.50%	6.25%
	≥80	5.50%	6.50%	7.25%
March 1, 2019 to November 30, 2019	0-58	0.00%	0.00%	0.00%
	59-64	3.50%	4.50%	5.50%
	65-69	4.75%	5.75%	6.45%
	70-74	5.00%	6.00%	7.00%
	75-79	5.25%	6.25%	7.25%
	≥80	5.50%	6.50%	7.50%

Prior Allocation/Withdrawal Percentages and Rider fees — (Continued)
	Age at time of first withdrawal	Rider Years 1-3 Withdrawal Percentage - Joint Life Option	Rider Years 4-6 Withdrawal Percentage - Joint Life Option	Rider Years 7+ Withdrawal Percentage - Joint Life Option
December 1, 2019 to April 30, 2020	0-58	0.00%	0.00%	0.00%
	59-64	3.50%	4.50%	5.50%
	65-69	4.50%	5.50%	6.20%
	70-74	4.75%	5.75%	6.75%
	75-79	5.00%	6.00%	7.00%
	≥80	5.25%	6.25%	7.25%

FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Life Insurance Company

Years Ended December 31, 2019, 2018 and 2017

Transamerica Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2019, 2018 and 2017

Report of Independent Auditors

To the Board of Directors of

Transamerica Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Transamerica Life Insurance Company (the “Company”), which comprise the balance sheets – statutory basis as of December 31, 2019 and 2018, and the related statements of operations – statutory basis, of changes in capital and surplus – statutory basis, and of cash flow – statutory basis for each of the three years in the period ended December 31, 2019, including the related notes and schedules of supplementary insurance information and reinsurance as of December 31, 2019, 2018 and for each of the three years in the period ended December 31, 2019 and summary of investments—other than investments in related parties as of December 31, 2019 listed in the accompanying index (collectively referred to as the “financial statements”).

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 1 N Upper Wacker Drive, Chicago, IL 60606

T: 312-298-2000, F: , www.pwc.com

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2019 and 2018 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

Emphasis of Matters

As discussed in Note 1 to the financial statements, the financial statements give retroactive effect to the merger of Transamerica Advisors Life Insurance Company into the Company on July 1, 2019 in a transaction accounted for as a statutory merger. Our opinion is not modified with respect to this matter.

As discussed in Note 3 to the financial statements, in 2019 the Company changed its valuation basis for variable annuities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 27, 2020

PricewaterhouseCoopers LLP, 1 N Upper Wacker Drive, Chicago, IL 60606

T: 312-298-2000, F: , www.pwc.com

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands)

	December 31
	2019	2018
Admitted assets
Cash, cash equivalents and short-term investments	$1,693,803	$2,331,468
Bonds	25,412,467	27,627,135
Preferred stocks	111,630	104,793
Common stocks	3,217,206	2,998,481
Mortgage loans on real estate	5,096,613	4,600,493
Real estate	51,546	114,446
Policy loans	1,099,596	1,139,853
Securities lending reinvested collateral assets	1,246,827	1,835,122
Derivatives	1,718,025	2,097,951
Other invested assets	2,124,211	1,666,946

Total cash and invested assets	41,771,924	44,516,688

Accrued investment income	404,846	428,558
Premiums deferred and uncollected	286,843	115,235
Net deferred income tax asset	475,358	627,639
Variable annuity reserve hedge offset deferral	195,067	231,853
Other assets	1,368,699	1,472,587
Separate account assets	85,720,689	76,783,392

Total admitted assets	$130,223,426	$124,175,952

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$26,237,936	27,294,949
Policy and contract claim reserves	479,226	527,901
Liability for deposit-type contracts	591,570	967,757
Other policyholders’ funds	21,831	17,617
Transfers from separate accounts due or accrued	(898,597)	(1,034,929)
Funds held under reinsurance treaties	4,094,413	3,785,867
Asset valuation reserve	879,143	694,388
Interest maintenance reserve	308,453	299,928
Derivatives	1,851,801	975,974
Payable for collateral under securities loaned and other transactions	1,731,464	3,080,656
Borrowed money	1,274,504	3,052,991
Other liabilities	1,402,824	1,452,027
Separate account liabilities	85,720,688	76,783,391

Total liabilities	123,695,256	117,898,517

Total capital and surplus	6,528,170	6,277,435

Total liabilities and capital and surplus	$130,223,426	$124,175,952

See accompanying notes.

3

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2019	2018	2017
Revenues
Premiums and other considerations	$12,146,106	$10,813,518	$(3,514,168)
Net investment income	1,644,325	1,667,172	2,516,282
Commissions and expense allowances on reinsurance ceded	527,860	835,062	608,958
Reserve adjustment on reinsurance ceded	(83,492)	(67,838)	(1,210,892)
Consideration received on reinsurance recapture and novations	15,485	217,258	462,313
Separate accounts net gain from operations	—	—	139,852
Fee revenue and other income	1,891,767	1,971,474	1,996,610

Total revenue	16,142,051	15,436,646	998,955

Benefits and expenses
Death benefits	1,706,779	1,760,272	1,588,061
Annuity benefits	1,173,639	1,183,691	1,207,143
Accident and health benefits	281,435	295,343	141,823
Surrender benefits	14,231,385	14,536,177	13,109,739
Other benefits	168,259	156,157	156,951
Net increase (decrease) in reserves	(2,277,561)	228,055	(12,826,051)
Commissions	908,521	912,831	927,565
Net transfers to (from) separate accounts	(3,868,617)	(4,075,245)	(2,619,683)
IMR adjustment due to reinsurance	—	(13,229)	(2,065,984)
General insurance expenses and other	833,410	1,219,389	1,033,737

Total benefits and expenses	13,157,250	16,203,441	653,301

Gain (loss) from operations before dividends and federal income taxes	2,984,801	(766,795)	345,654

Dividends to policyholders	9,236	5,953	8,057

Gain (loss) from operations before federal income taxes	2,975,565	(772,748)	337,597
Federal income tax (benefit) expense	(77,933)	(63,062)	(1,035,106)

Net gain (loss) from operations	3,053,498	(709,686)	1,372,703
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	240,524	(714,132)	(575,050)

Net income (loss)	$3,294,022	$(1,423,818)	$797,653

See accompanying notes.

4

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

Balance at January 1, 2017	Common Stock	Preferred Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
As originally presented	$6,762	$1,282	$(58,000)	$150,000	$3,653,830	$577,936	$2,135,591	6,467,401
Merger of Transamerica Advisors Life Insurance Company (TALIC)	—	—	—	—	242,198	—	453,845	696,043

Balance at January 1, 2017 (TALIC Merger)	6,762	1,282	(58,000)	150,000	3,896,028	577,936	2,589,436	7,163,444
Net income (loss)	—	—	—	—	—	—	797,653	797,653
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	(489,076)	1,172,461	683,385
Change in net deferred income tax asset	—	—	—	—	—	—	(956,486)	(956,486)
Change in nonadmitted assets	—	—	—	—	—	—	474,981	474,981
Change in asset valuation reserve	—	—	—	—	—	—	124,240	124,240
Change in surplus in separate accounts	—	—	—	—	—	—	(117,876)	(117,876)
Change in surplus as a result of reinsurance	—	—	—	—	—	—	230,908	230,908
Dividends to stockholders	—	—	—	—	—	—	(620,523)	(620,523)
Return of capital	—	—	—	—	(422,572)	—	—	(422,572)
Other changes—net	—	(298)	—	—	(626)	981	(5,738)	(5,681)

Balance at December 31, 2017	$6,762	$984	$(58,000)	$150,000	$3,472,830	$89,841	$3,689,056	$7,351,473
Net income (loss)	—	—	—	—	—	—	(1,423,818)	(1,423,818)
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	145,059	1,145,316	1,290,375
Change in net deferred income tax asset	—	—	—	—	—	—	164,466	164,466
Change in nonadmitted assets	—	—	—	—	—	—	45,646	45,646
Change in asset valuation reserve	—	—	—	—	—	—	16,359	16,359
Change in surplus as a result of reinsurance	—	—	—	—	—	—	17,616	17,616
Dividends to stockholders	—	—	—	—	—	—	(624,567)	(624,567)
Return of capital	—	—	—	—	(558,740)	—	—	(558,740)
Other changes—net	—	(559)	—	—	2,576	(3,047)	(345)	(1,375)

Balance at December 31, 2018	$6,762	$425	$(58,000)	$150,000	$2,916,666	$231,853	$3,029,729	$6,277,435

Continued on next page.

5

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2018	$6,762	$425	$(58,000)	$150,000	$2,916,666	$231,853	$3,029,729	$6,277,435
Net income (loss)	—	—	—	—	—	—	3,294,022	3,294,022
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	(36,786)	(290,676)	(327,462)
Change in net deferred income tax asset	—	—	—	—	—	—	(164,812)	(164,812)
Change in nonadmitted assets	—	—	—	—	—	—	105,654	105,654
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	(1,248,411)	(1,248,411)
Change in asset valuation reserve	—	—	—	—	—	—	(184,755)	(184,755)
Change in surplus as a result of reinsurance	—	—	—	—	—	—	(146,952)	(146,952)
Change in surplus notes	—	—	—	(150,000)	—	—	—	(150,000)
Change in treasury stock	—	—	58,000	—	—			58,000
Return of capital	—	—	—	—	(307,578)	—	—	(307,578)
Dividends to stockholders	—	—	—	—	—	—	(725,000)	(725,000)
Other changes—net	—	(425)	—	—	1,625	367	46,462	48,029

Balance at December 31, 2019	$6,762	$—	$—	$—	$2,610,713	$195,434	$3,715,261	$6,528,170

See accompanying notes.

6

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2019	2018	2017
Operating activities
Premiums and annuity considerations	$11,959,055	$10,836,714	$5,030,303
Net investment income	1,853,706	1,826,005	2,524,319
Other income	2,295,448	2,891,089	6,905,408
Benefit and loss related payments	(17,435,718)	(17,958,301)	(16,076,467)
Net transfers from separate accounts	4,005,482	4,343,398	2,904,380
Commissions and operating expenses	(1,898,769)	(1,892,868)	(2,050,512)
Dividends paid to policyholders	(5,889)	(6,350)	(7,348)
Federal income taxes (paid) received	(139,992)	939,301	438,896

Net cash provided by (used in) operating activities	633,323	978,988	(331,021)

Investing activities
Proceeds from investments sold, matured or repaid	$15,951,729	$9,086,610	$10,468,686
Costs of investments acquired	(13,028,169)	(7,574,764)	(8,455,291)
Net change in policy loans	40,258	48,668	52,058

Net cost of investments acquired	(12,987,911)	(7,526,096)	(8,403,233)

Net cash provided by (used in) investing activities	$2,963,818	$1,560,514	$2,065,453

Financing and miscellaneous activities
Repayment of surplus notes	$(150,000)	$—	$—
Capital and paid in surplus received (returned)	(248,376)	(556,833)	(434,179)
Dividends to stockholders	(725,000)	(564,220)	(620,523)
Net deposits (withdrawals) on deposit-type contracts	(429,725)	(201,168)	(2,167,303)
Net change in borrowed money	(1,765,528)	(1,151,474)	1,874,369
Net change in funds held under reinsurance treaties	(60,731)	(271,793)	(75,583)
Net change in payable for collateral under securities lending and other transactions	(1,347,778)	(15,819)	(125,030)
Other cash (applied) provided	492,332	587,583	98,001

Net cash provided by (used in) financing and miscellaneous activities	(4,234,806)	(2,173,724)	(1,450,248)

Net increase (decrease) in cash, cash equivalents and short-term investments	(637,665)	365,778	284,184
Cash, cash equivalents and short-term investments:
Beginning of year	2,331,468	1,965,690	1,681,506

End of year	$1,693,803	$2,331,468	$1,965,690

See accompanying notes.

7

Transamerica Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
Supplemental disclosures of cash flow information	2019	2018	2017
Non-cash activities during the year not included in the Statutory Statement of Cash Flows:
Stock cancellations	$57,575	$—	$—
Non-cash dividend to parent company	—	60,347	—
Investments received for insured securities losses	—	16,489	—
Write off of prepaid real estate related assets	—	2,727	—
Non-cash capital contribution to investment subsidiary	—	1,971	—
Transfer of bonds and mortgage loans related to reinsurance agreement with third party	—	—	7,196,754
Transfer of bonds, mortgage loans, and derivatives related to affiliated reinsurance amendment	—	—	5,650,741
Transfer of bonds to settle reinsurance obligations	—	—	22,479
Asset transfer of ownership between hedge funds	—	—	125,036

8

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

December  31, 2019

1. Organization and Nature of Business

Transamerica Life Insurance Company (the Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of Aegon N.V., a holding company organized under the laws of The Netherlands.

On July 1, 2019, the Company completed a merger with Transamerica Advisors Life Insurance Company (TALIC), an Arkansas-domiciled affiliate. On October 1, 2018, the Company completed a merger with Firebird Re Corp (FReC), an Arizona-domiciled affiliate. The mergers were accounted for in accordance with the Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the mergers were combined and the recorded assets, liabilities and surplus of TALIC and FReC on a US statutory basis were carried forward to the merged company. As a result of the mergers, TALIC and FReC’s common stock was deemed cancelled by operation of law. Each share of the Company’s capital stock issued and outstanding immediately before the merger shall continue to represent one share of the capital stock. As a result of the merger, the business previously ceded from the Company to FReC is no longer reflected as ceded risk in the restated merged financials. As a result of the merger, the business previously ceded from TALIC to the Company is no longer reflected as assumed risk in the restated merged financials.

Summarized financial information for the Company and TALIC presented separately for periods prior to the merger is as follows. The amounts presented for the Company’s revenues are reflective of the revision as described in Note 3:

	Year Ended December 31
	2018	2017
Revenues:
Company	$15,206,362	$730,065
TALIC	230,284	268,890

	$15,436,646	$998,955

Net income (loss):
Company	$(1,353,504)	$603,700
TALIC	(70,314)	193,953

	$(1,423,818)	$797,653

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

December 31 2018
Assets:
Company	$117,015,550
TALIC	7,204,454
Reclassification to conform to current year presentation: Current federal income tax recoverable	(44,052)

$124,175,952

Liabilities:
Company	$111,237,254
TALIC	6,705,315
Reclassification to conform to current year presentation: Other liabilities	(44,052)

$117,898,517

Capital and Surplus:
Company	$5,778,296
TALIC	499,139

$6,277,435

Nature of Business

The Company sells individual non-participating whole life, endowment and term contracts, and pension products, as well as a broad line of single fixed and flexible premium annuity products and guaranteed investment contracts. In addition, the Company offers group life, universal life, credit life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico and US Virgin Islands. Sales of the Company’s products are primarily through a network of agents, brokers, and financial institutions.

10

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

2. Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division (IID), which practices differ from accounting principles generally accepted in the United States of America (GAAP).

The IID recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of Iowa. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed.

The following is a summary of the accounting practices permitted and prescribed by the IID and reflected in the Company’s financial statements which differs from NAIC SAP:

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

11

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

A reconciliation of the Company’s net income (loss) and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	SSAP#	F/S Page	F/S Line	2019	2018	2017
Net income (loss), State of Iowa basis	XXX	XXX	XXX	$3,294,022	$(1,423,818)	$797,653
State prescribed practices that are an increase(decrease) from NAIC SAP:
Separate account asset valuation	56	NA	NA	—	—	—
State permitted practices that are an increase(decrease) from NAIC SAP:
None				—	—	—

Net income (loss), NAIC SAP	XXX	XXX	XXX	$3,294,022	$(1,423,818)	$797,653

Statutory surplus, state of Iowa basis	XXX	XXX	XXX	$6,528,170	$6,277,435	$7,351,473
State prescribed practices that are an increase(decrease) from NAIC SAP:
Separate account asset valuation	56	NA	NA	—	—	—
State permitted practices that are an increase(decrease) from NAIC SAP:
Hedge reserve offset deferral	86	Balance Sheet; Statement of Changes in Capital and Surplus	Variable annuity reserve hedge offset deferral Special surplus funds—Change in net unrealized capital gains/ losses	—	(231,853)	(86,794)

Statutory surplus, NAIC SAP	XXX	XXX	XXX	$6,528,170	$6,045,582	$7,264,679

The Company elected early adoption of SSAP No. 108, Derivatives Hedging Variable Annuities Guarantees (SSAP 108) effective July 1, 2019. The early adoption allowed for transition from and release of a similar permitted practice in place with the IID since October 1, 2016 (the Permitted Practice). The Company received approval from the IID on September 4, 2019. Please refer to Note 3 for additional information.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

12

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26R, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the

13

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the statements of operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the statements of operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security or the entity will likely not be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in both affiliated and unaffiliated preferred stocks in good standing (those with NAIC designations RP1 to RP3 and P1 to P3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in both affiliated and unaffiliated preferred stocks not in good standing (those with NAIC designations RP4 to RP6 and P4 to P6), are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. The related net unrealized capital gains and losses for all NAIC designations are reported in changes in capital and surplus.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

14

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statements of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

15

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statements of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the statements of operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the

16

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

In 2019, the NAIC revised the AVR Factors (basic contribution, reserve objective and maximum reserve) to be consistent with the risk-based capital (RBC) after-tax factors, which were amended in 2018 as a result of federal tax reform. The AVR factor changes are effective for year-end 2019. As of December 31, 2019, the factor changes decreased Capital and Surplus by $127,960. The changes were recorded to the Change in Asset Valuation Reserve line of the Statements of Changes in Capital and Surplus.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86—Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions. A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

17

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation

18

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Bond forwards are used to hedge the interest rate risk that future liability claims increase as rates decrease, leading to higher guarantee values.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheets and fair value adjustments are recorded as capital and surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

19

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company uses zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company issues fixed liabilities that have a guaranteed minimum crediting rate. The Company uses receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract and is amortized throughout the life of the swaption. These swaptions are marked to fair value in the balance sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

20

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheets (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s balance sheets. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the balance sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in Borrowed Money on the Balance Sheets.

Offsetting of Assets and Liabilities

Financial assets and liabilities are offset in the Balance Sheets when the Company has a legally enforceable right to offset and has the intention to settle the asset and liability on a net basis.

Other Assets and Other Liabilities

Other assets consist primarily of reinsurance receivable, accounts receivable and company owned life insurance. Company owned life insurance is carried at cash surrender value.

Other liabilities consist primarily of remittances, amounts withheld by the Company, accrued expenses, payable for securities and municipal repurchase agreements. Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest. These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Separate Accounts

The majority of separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

21

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Certain other non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of the contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Non-indexed guaranteed separate account assets and liabilities are carried at fair value. These guarantees are included in the general account due to the nature of the guaranteed return.

Assets held in trust for purchases of variable life, variable universal life, variable annuity, and modified guaranteed annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the statements of operations as a component of net transfers from separate accounts.

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held. For interest sensitive whole life, the reserves held in the General Account are equal to the cash surrender value.

22

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

In accordance with SSAP No. 51R, Life Contracts, and No. 54R, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is included as a factor in the health contract premium deficiency calculation, respectively.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the statements of operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

23

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported net deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three part test plus the sum of all deferred tax liabilities.

24

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Surplus Notes

Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets to the extent that they are not impaired.

25

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3. Accounting Changes and Corrections of Errors

The Company’s policy is to disclose as recent accounting pronouncements the adopted accounting guidance with a current year effective date that has been classified by the NAIC as a substantive change, as well as items classified as nonsubstantive changes that have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

As of July 1, 2019, the Company has received IID approval on an approach for transitioning from a prior permitted practice into full implementation of SSAP No. 108. The approved transition approach will not result in adjustment to the Company’s historical statutory reporting or existing unamortized deferral balances established under the permitted practice at the time of transition. The Company will continue amortizing deferral balances established under the permitted practice according to the amortization schedule previously approved. This amortization will be reported as net realized capital gains (losses) in the Statements of Operations. The net deferral is re-classed from unassigned to special surplus and is presented in the Variable annuity reserve hedge offset deferral financial statement line item on the balance sheets. As of the date of transition, current period fair value fluctuations in the designated derivative instruments offset by the current period Valuation Manual section 21 (VM-21) liability change attributed to the hedged risk (“natural offset”) will be included in net realized capital gains (losses) in the Statements of Operations. As of the date of transition, the Company is fully compliant with the provisions of SSAP 108. The adoption of SSAP 108 and the contemporaneous release of the Permitted Practice will not impact historical statutory reporting or remaining residual balances established under the Permitted Practice and will not have a significantly different impact, in comparison to the Permitted Practice, on the Company’s statutory capital position or RBC ratio. Differences include reporting the natural offset as net realized capital gains/losses in the statements of operations compared to previously being included within the change in unrealized gains/losses with no impact to capital and surplus. Additionally, the deferral amortization under SSAP 108 begins in the subsequent reporting period as opposed to starting in the period it was established, as with the Permitted Practice. The delay in deferral amortization impacts the timing and flow through statutory capital and surplus, but does not create material differences from the Permitted Practice.

Effective January 1, 2019, the NAIC adopted revisions to SSAP No. 30, Unaffiliated Common Stock, which updated the definition of common stock to include SEC registered closed-end funds and unit investment trusts. The adoption of this guidance did not impact the financial position or results of operations of the Company.

26

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Change in Valuation Basis

As of December 31, 2019, the Company has received IID approval on an approach for adoption of the NAIC 2020 VM-21 and related Risk Based Capital C3P2 changes documented in the VM-21 2020 NAIC Valuation Manual: Requirements for Principle-Based Reserves for Variable Annuities. The Company has elected to early adopt the VM-21 requirements for variable annuities effective December 31, 2019. The approved transition approach did not result in an adjustment to the Company’s historical statutory reporting or existing balances at the time of transition. The Company reported the increase to the VM-21 reserve of $1,248,411. As a result, the Company released the voluntary reserve that was recorded to account for the adoption in the amount of $850,000 which was developed considering Q4 2018 balances and factors. The change year-over-year is due to significant market factor changes such as bond yields and treasury rates. As of the date of transition, the Company is fully compliant with the provisions of VM-21.

27

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Revision to Prior Years

During 2019, the Company identified errors in prior year financial statements for which the Company has determined it appropriate to revise. The Company assessed the materiality of these revisions and concluded these revisions are not material to the December 31, 2018 and 2017 financial statements as a whole. The following tables show the impact of the revision after the effect of the TALIC merger as described in Note 1:

	Year Ended December 31, 2018
	As Revised for the Merger	Adjustment	As Revised
Statements of Operations
Revenues
Premiums and other considerations	$11,448,988	$(635,470)	$10,813,518
Fee revenue and other income	1,977,174	(5,700)	1,971,474

Total revenue	$16,077,816	$(641,170)	$15,436,646

Benefits and expenses
Surrender benefits	$15,154,347	$(618,170)	$14,536,177

Total benefits and expenses	16,821,611	(618,170)	16,203,441
Gain (loss) from operations before dividends and federal income taxes	(743,795)	(23,000)	(766,795)

Federal income tax (benefit) expense	(55,012)	(8,050)	(63,062)
Net gain (loss) from operations	(694,736)	(14,950)	(709,686)

Net income (loss)	$(1,408,868)	$(14,950)	$(1,423,818)

Statements of Changes in Capital and Surplus
Balance at December 31, 2017
Net income (loss)	$(1,408,868)	$(14,950)	$(1,423,818)
Other changes—net	(16,325)	14,950	(1,375)

Balance at December 31, 2018	$6,277,435	$—	$6,277,435

Statements of Cash Flows
Operating activities
Premiums and annuity considerations	$11,449,184	$(612,470)	$10,836,714
Other income	2,896,789	(5,700)	2,891,089
Benefit and loss related payments	(18,576,471)	618,170	(17,958,301)

Net cash provided by (used in) operating activities	978,988	—	978,988
Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	$(146,883)	$(54,285)	$(201,168)
Other cash (applied) provided	533,298	54,285	587,583

Net cash provided by (used in) financing and miscellaneous activities	(2,173,724)	—	(2,173,724)

Net increase (decrease) in cash, cash equivalents and short-term investments	365,778	—	365,778
Cash, cash equivalents and short-term investments:
Beginning of year	1,965,690	—	1,965,690

End of year	$2,331,468	$—	$2,331,468

28

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	Year Ended December 31, 2017
	As Revised for the Merger	Adjustment	As Revised
Statements of Operations
Revenues
Premiums and other considerations	$(3,098,001)	$(416,167)	$(3,514,168)
Fee revenue and other income	1,997,110	(500)	1,996,610

Total revenue	$1,415,622	$(416,667)	$998,955

Benefits and expenses
Surrender benefits	$13,526,406	$(416,667)	$13,109,739

Total benefits and expenses	1,069,968	(416,667)	653,301
Gain (loss) from operations before dividends and federal income taxes	345,654	—	345,654

Net gain (loss) from operations	1,372,703	—	1,372,703

Net income (loss)	$797,653	$—	$797,653

Statements of Cash Flows
Operating activities
Premiums and annuity considerations	$5,446,470	$(416,167)	$5,030,303
Other income	6,905,908	(500)	6,905,408
Benefit and loss related payments	(16,493,134)	416,667	(16,076,467)

Net cash provided by (used in) operating activities	(331,021)	—	(331,021)
Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	$(2,130,022)	$(37,281)	$(2,167,303)
Other cash (applied) provided	60,720	37,281	98,001

Net cash provided by (used in) financing and miscellaneous activities	(1,450,248)	—	(1,450,248)
Net increase (decrease) in cash, cash equivalents and short-term investments	284,184	—	284,184
Cash, cash equivalents and short-term investments:
Beginning of year	1,681,506	—	1,681,506

End of year	$1,965,690	$—	$1,965,690

Management has determined that the amounts primarily relate to misclassifications of balances within the Statements of Operations and Cash Flows for the years ended December 31, 2018 and 2017 related to accounting for retirement plan cash flows and other cash flow presentation reclassifications. This error resulted in offsetting misstatements to premiums and other considerations, fee revenue and other income, and surrender benefits and corresponding offsetting misstatements within the cash provided by (used in) operating activities and cash provided by (used in) financing and miscellaneous activities. The misclassifications had no impact to the Company’s net income or capital and surplus in the prior years.

In addition, Management reclassified certain prior year out of period adjustments from income to capital and surplus per SSAP No. 3, Accounting Changes and Corrections of Errors.

29

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Reclassifications

Certain amounts in prior year financial statement balances and footnote disclosures have been reclassified to conform to the current year presentation.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

30

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity

31

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the balance sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the balance sheets date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or

32

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

33

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2019 and 2018, respectively:

	December 31, 2019
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,298,116	$1,298,076	$1,042,719	$255,397	$—	$—	$—
Short-term notes receivable from affiliates	240,300	240,300	—	240,300	—	—	—
Bonds	28,644,195	25,412,467	5,355,305	22,844,657	444,233	—	—
Preferred stocks, other than affiliates	109,845	111,630	—	108,849	996	—	—
Common stocks, other than affiliates	80,789	80,789	10,227	19	70,543	—	—
Mortgage loans on real estate	5,383,132	5,096,613	—	—	5,383,132	—	—
Other invested assets	262,406	218,682	—	243,524	18,882	—	—
Derivative assets:
Options	311,739	311,739	—	311,739	—	—	—
Interest rate swaps	1,363,717	1,363,526	—	1,363,717	—	—	—
Currency swaps	8,929	7,304	—	8,929	—	—	—
Credit default swaps	59,599	34,248	—	59,599	—	—	—
Equity swaps	55	55	—	55	—	—	—
Interest rate futures	467	467	467	—	—	—	—
Equity futures	686	686	686	—	—	—	—
Derivative assets total	1,745,192	1,718,025	1,153	1,744,039	—	—	—
Policy loans	1,099,596	1,099,596	—	1,099,596	—	—	—
Securities lending reinvested collateral	987,763	987,763	96	987,667	—	—	—
Separate account assets	85,275,020	85,209,155	81,391,463	3,878,274	5,283	—	—
Liabilities
Investment contract liabilities	16,687,551	11,934,145	—	218,239	16,469,312	—	—
Derivative liabilities:
Options	151,696	151,696	—	151,696	—	—	—
Interest rate swaps	1,279,477	1,442,132	—	1,279,477	—	—	—
Currency swaps	2,279	4,328	—	2,279	—	—	—
Credit default swaps	(3,740)	13,450	—	(3,740)	—	—	—
Equity swaps	211,606	211,606	—	211,606	—	—	—
Interest rate futures	22,916	22,916	22,916	—	—	—	—
Equity futures	5,673	5,673	5,673	—	—	—	—
Derivative liabilities total	1,669,907	1,851,801	28,589	1,641,318	—	—	—
Dollar repurchase agreements	448,829	448,829	—	448,829	—	—	—
Payable for securities lending	1,246,827	1,246,827	—	1,246,827	—	—	—
Payable for derivative cash collateral	484,637	484,637	—	484,637	—	—	—
Separate account annuity liabilities	78,615,086	78,617,102	2,783	78,565,537	46,766	—	—

34

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	December 31, 2018
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,966,071	$1,966,071	$1,385,771	$580,300	$—	$—	$—
Short-term notes receivable from affiliates	261,000	261,000	—	261,000	—	—	—
Bonds	28,352,356	27,627,135	7,005,814	20,905,525	441,017	—	—
Preferred stocks, other than affiliates	97,812	104,793	—	94,815	2,997	—	—
Common stocks, other than affiliates	171,979	171,979	15,401	6	156,572	—	—
Mortgage loans on real estate	4,647,770	4,600,493	—	—	4,647,770	—	—
Other invested assets	241,689	214,934	—	229,963	11,726	—	—
Derivative assets:
Options	996,427	996,427	—	996,427	—	—	—
Interest rate swaps	710,817	711,165	—	710,817	—	—	—
Currency swaps	15,288	15,495	—	15,288	—	—	—
Credit default swaps	52,360	52,579	—	52,360	—	—	—
Equity swaps	281,457	281,457	—	281,457	—	—	—
Interest rate futures	20,639	20,639	20,639	—	—	—	—
Equity futures	20,189	20,189	20,189	—	—	—	—
Derivative assets total	2,097,177	2,097,951	40,828	2,056,349	—	—	—
Policy loans	1,139,853	1,139,853	—	1,139,853	—	—	—
Securities lending reinvested collateral	1,660,683	1,660,683	71,045	1,589,638	—	—	—
Separate account assets	76,150,197	76,130,173	72,461,882	3,684,492	3,823	—	—
Liabilities
Investment contract liabilities	13,297,887	12,379,779	—	243,143	13,054,743	—	—
Derivative liabilities:
Options	344,808	344,808	—	344,808	—	—	—
Interest rate swaps	376,095	591,999	—	376,095	—	—	—
Currency swaps	1,706	645	—	1,706	—	—	—
Credit default swaps	(1,309)	13,394	—	(1,309)	—	—	—
Equity swaps	16,890	16,890	—	16,890	—	—	—
Interest rate futures	6,999	6,999	6,999	—	—	—	—
Equity futures	1,239	1,239	1,239	—	—	—	—
Derivative liabilities total	746,428	975,974	8,238	738,190	—	—	—
Dollar repurchase agreements	214,357	214,357	—	214,357	—	—	—
Payable for securities lending	1,835,122	1,835,122	—	1,835,122	—	—	—
Payable for derivative cash collateral	1,245,534	1,245,534	—	1,245,534	—	—	—
Separate account annuity liabilities	69,914,071	69,915,907	3,069	69,874,047	36,955	—	—

35

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2019 and 2018:

	2019
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$15,615	$4,075	$—	$19,690

Total bonds	—	15,615	4,075	—	19,690

Preferred stock
Industrial and miscellaneous	—	41	996	—	1,037

Total preferred stock	—	41	996	—	1,037

Common stock
Mutual funds	5,049	—	—	—	5,049
Industrial and miscellaneous	5,178	19	70,543	—	75,740

Total common stock	10,227	19	70,543	—	80,789

Cash equivalents and short-term
Money market mutual funds	1,042,719	—	—	—	1,042,719

Total cash equivalents and short-term	1,042,719	—	—	—	1,042,719

Securities lending reinvested collateral	96	—	—	—	96
Derivative assets	1,153	1,671,609	—	—	1,672,762
Separate account assets	81,255,681	3,293,963	4,271	—	84,553,915

Total assets	$82,309,876	$4,981,247	$79,885	$—	$87,371,008

Liabilities:
Derivative liabilities	$28,589	$1,633,210	$—	$—	1,661,799
Separate account liabilities	2,783	—	—	—	2,783

Total liabilities	$31,372	$1,633,210	$—	$—	$1,664,582

	2018
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets:
Bonds
Government	$—	$900	$—	$—	$900
Industrial and miscellaneous	—	26,472	8,205	—	34,677
Hybrid securities	—	2,282	—	—	2,282

Total bonds	—	29,654	8,205	—	37,859

Preferred stock
Industrial and miscellaneous	—	1,601	2,997	—	4,598

Total preferred stock	—	1,601	2,997	—	4,598

Common stock
Mutual funds	12,648	—	—	—	12,648
Industrial and miscellaneous	2,753	6	156,572	—	159,331

Total common stock	15,401	6	156,572	—	171,979

Cash equivalents and short-term
Money market mutual funds	1,385,771	—	—	—	1,385,771

Total cash equivalents and short-term	1,385,771	—	—	—	1,385,771

Securities lending reinvested collateral	71,045	—	—	—	71,045
Derivative assets	40,828	1,995,419	—	—	2,036,247
Separate account assets	72,321,900	3,124,101	3,823	—	75,449,824

Total assets	$73,834,945	$5,150,781	$171,597	$—	$79,157,323

Liabilities:
Derivative liabilities	$8,238	$811,965	$—	$—	$820,203
Separate account liabilities	3,069	—	—	—	3,069

Total liabilities	$11,307	$811,965	$—	$—	$823,272

36

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 3 are internally valued using significant unobservable inputs.

Common stock classified as Level 3 are comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

The following tables summarize the changes in assets classified as Level 3 for 2019 and 2018:

	Beginning Balance at January 1, 2019	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Bonds
RMBS	$—	$5	$—	$—	$(5)
Other	8,206	—	1,829	72	398
Preferred stock	2,997	—	—	—	(2,654)
Common stock	156,572	—	4,197	(5,874)	3,296
Separate account assets	3,824	1,264	807	(3)	(789)

Total	$171,598	$1,269	$6,833	$(5,805)	$246

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2019
Bonds
RMBS	$—	$—	$—	$—	$—
Other	—	—	—	2,772	4,075
Preferred stock	653	—	—	—	996
Common stock	4,645	6,702	90,600	1	70,543
Separate account assets	848	—	(27)	93	4,271

Total	$6,146	$6,702	$90,573	$2,866	$79,885

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

37

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	Beginning Balance at January 1, 2018	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Bonds
Government	$—	$—	$—	$(3)	$3
RMBS	—	—	—	(26)	26
Other	14,619	—	5,465	108	423
Preferred stock	3,180	—	—	—	(754)
Common stock	197,751	—	270	(2,000)	3,398
Other long term	—	920	1,040	—	(310)
Derivatives	29,230	—	—	(84,445)	(29,230)
Separate account assets	51,040	1,394	249	(43,234)	(77)

Total	$295,820	$2,314	$7,024	$(129,600)	$(26,521)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2018
Bonds
Government	$—	$—	$—	$—	$—
RMBS	—	—	—	—	—
Other	—	—	—	1,479	8,206
Preferred stock	828	—	259	—	2,997
Common stock	—	216	42,400	123	156,572
Other long term	430	—	—	—	—
Derivatives	—	—	(3,869)	(80,576)	—
Separate account assets	100	—	3,490	1,660	3,824

Total	$1,358	$216	$42,280	$(77,314)	$171,598

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Nonrecurring fair value measurements

As indicated in Note 2, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2019, the Company held no properties as held-for-sale, where fair value was less than its carrying value. As of December 31, 2019, the Company held one property as held-for sale, where carrying amount of $576 was equal to fair value.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified as Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

38

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

5. Investments

Bonds and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2019
Bonds:
United States Government and agencies	$4,280,658	$775,293	$372	$5,055,579
State, municipal and other government	1,174,675	125,422	16,509	1,283,588
Hybrid securities	271,982	42,062	1,464	312,580
Industrial and miscellaneous	15,555,330	2,013,749	42,420	17,526,659
Mortgage and other asset-backed securities	4,129,822	351,694	15,727	4,465,789

Total unaffiliated bonds	25,412,467	3,308,220	76,492	28,644,195
Unaffiliated preferred stocks	111,630	6,330	8,115	109,845

	$25,524,097	$3,314,550	$84,607	$28,754,040

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Unaffiliated common stocks	$58,311	$22,545	$67	$80,789

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2018
Bonds:
United States Government and agencies	$6,578,120	$277,575	$121,838	$6,733,857
State, municipal and other government	761,458	35,634	19,456	777,636
Hybrid securities	260,707	13,182	8,417	265,472
Industrial and miscellaneous	15,824,266	731,481	383,320	16,172,427
Mortgage and other asset-backed securities	4,202,584	265,837	65,457	4,402,964

Total unaffiliated bonds	27,627,135	1,323,709	598,488	28,352,356
Unaffiliated preferred stocks	104,793	3,022	10,003	97,812

	$27,731,928	$1,326,731	$608,491	$28,450,168

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Unaffiliated common stocks	$154,552	$18,557	$1,130	$171,979

39

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The carrying amount and estimated fair value of bonds at December 31, 2019, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2019
December 31:	Carrying Value	Fair Value
Due in one year or less	$715,115	$721,686
Due after one year through five years	4,446,683	4,713,256
Due after five years through ten years	5,108,090	5,808,153
Due after ten years	11,012,757	12,935,311

	21,282,645	24,178,406
Mortgage and other asset-backed securities	4,129,822	4,465,789

	$25,412,467	$28,644,195

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2019 and 2018 is as follows:

	2019
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$896	$4	$10,513	$368
State, municipal and other government	37,638	10,695	96,166	5,814
Hybrid securities	18,613	1,464	—	—
Industrial and miscellaneous	349,475	31,808	398,580	10,612
Mortgage and other asset-backed securities	217,019	12,486	503,736	3,241

Total bonds	623,641	56,457	1,008,995	20,035

Preferred stocks-unaffiliated	47,696	8,025	4,511	90
Common stocks-unaffiliated	—	—	739	67

	$671,337	$64,482	$1,014,245	$20,192

40

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	2018
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$415,707	$25,873	$3,771,379	$95,965
State, municipal and other government	84,973	6,723	192,550	12,733
Hybrid securities	13,815	2,063	114,678	6,354
Industrial and miscellaneous	1,584,834	141,445	4,936,668	241,875
Mortgage and other asset-backed securities	796,932	39,004	828,836	26,453

Total bonds	2,896,261	215,108	9,844,111	383,380

Preferred stocks-unaffiliated	23,579	6,575	38,576	3,428
Common stocks-unaffiliated	—	—	11,083	1,130

	$2,919,840	$221,683	$9,893,770	$387,938

During 2019, there were $4,294 of loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis. During 2018 and 2017, there were no loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2019, 2018 and 2017 the Company recognized OTTI of $5,546, $4,339 and $7,960, respectively.

41

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following loan-backed and structured securities were held at December 31, 2019, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
87266TAJ1	$1,299	$1,056	$243	$1,056	$869	3/31/2019
79548KXQ6	295	271	24	271	228	3/31/2019
14984WAA8	1,399	1,295	104	1,295	1,295	6/30/2019
87266TAJ1	587	484	103	484	387	6/30/2019
79548KXQ6	250	250	—	250	209	6/30/2019
41161PPQ0	19,646	18,718	928	18,718	17,362	9/30/2019
36828QQK5	2,493	2,237	256	2,237	1,754	9/30/2019
79548KXQ6	221	203	18	203	58	9/30/2019
126671ZS8	4	4	—	4	4	9/30/2019
585525ES3	491	480	11	480	424	9/30/2019
15032GAC8	2,245	2,245	—	2,245	2,245	9/30/2019
41161PPQ0	18,422	18,368	54	18,368	16,944	12/31/2019
36828QQK5	2,237	1,134	1,103	1,134	1,751	12/31/2019
52108MDN0	3,049	366	2,683	366	1,870	12/31/2019
22541SGE2	432	417	15	417	426	12/31/2019
585525ES3	428	424	4	424	381	12/31/2019

			$5,546

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2019 and 2018 is as follows:

	2019		2018
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31:
The aggregate amount of unrealized losses	$12,486	$15,728	$39,004	$40,117
The aggregate related fair value of securities with unrealized losses	217,019	517,385	796,932	850,568

At December 31, 2019 and 2018, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 199 and 663 securities with a carrying amount of $735,818 and $3,141,523, and an unrealized loss of $64,482 and $221,683. Of this portfolio, 65.2% and 90.7% were investment grade with associated unrealized losses of $19,696 and $165,913, respectively.

At December 31, 2019 and 2018, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 245 and 1,411 securities with a carrying amount of $1,033,633 and $10,269,495 and an unrealized loss of $20,125 and $386,809. Of this portfolio, 91.1% and 89.7% were investment grade with associated unrealized losses of $11,888 and $302,186, respectively.

42

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

At December 31, 2019 and 2018, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2019 and 2018, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 7 and 13 securities with a cost of $807 and $12,212 and an unrealized loss of $67 and $1,130.

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book / Adjusted Carrying Value	Fair Value
December 31, 2019
Bond, amortized cost	2	$18,813	$18,169
Loan-backed and structured securities, amortized cost	3	6,719	6,719
Preferred stock, amortized cost	1	996	996

Total	6	$26,528	$25,884

December 31, 2018
Bond, amortized cost	3	$29,647	$29,725
Loan-backed and structured securities, amortized cost	1	8	8
Preferred stock, amortized cost	1	2,996	2,996

Total	5	$32,651	$32,729

The tables below present the Company’s gross and net receivable for securities and borrowed money financial statement line items that were subject to offsetting:

December 31, 2019	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements
Assets:
Receivables for securities	$120,009	$101,474	$18,535
Liabilities:
Borrowed money	$550,303	$101,474	$448,829

43

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

December 31, 2018	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements
Assets:
Receivables for securities	$273,566	$149,607	$123,959
Liabilities:
Borrowed money	$353,860	$149,607	$204,253

During 2019 and 2018, the Company sold, redeemed or otherwise disposed of 175 and 159 securities as a result of a callable feature which generated investment income of $13,296 and $18,683 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements.

	Year Ended December 31
	2019	2018	2017
Proceeds	$13,048,390	$5,928,234	$18,171,710

Gross realized gains	$133,153	$86,626	$2,375,500
Gross realized losses	(37,677)	(209,899)	(151,723)

Net realized capital gains (losses)	$95,476	$(123,273)	$2,223,777

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2019, 2018 and 2017 of $30,802, $10,795 and $19,101, respectively.

At December 31, 2019 and 2018, the Company had no investments in restructured securities.

44

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2019 and 2018 were as follows:

December 31, 2019
	Farm	Commercial	Total
AAA - AA	$10,519	$3,000,254	$3,010,773
A	31,600	1,812,978	1,844,578
BBB	6,458	217,779	224,237
BB	8,536	4,089	12,625
B	—	4,400	4,400

	$57,113	$5,039,500	$5,096,613

December 31, 2018
	Farm	Commercial	Total
AAA - AA	$219	$2,635,041	$2,635,260
A	42,814	1,745,127	1,787,941
BBB	6,690	157,753	164,443
BB	8,730	4,119	12,849
B	—	—	—

	$58,453	$4,542,040	$4,600,493

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2019, the Company issued mortgage loans with a maximum interest rate of 5.52% and a minimum interest rate of 3.50% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2019 at the time of origination was 82%. During 2018, the Company issued mortgage loans with a maximum interest rate of 5.57% and a minimum interest rate of 3.95% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2018 at the time of origination was 69%.

During 2019 and 2018, the Company did not reduce the interest rate on any outstanding mortgage loans.

45

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2019 and 2018.

		Commercial
	Farm	All Other	Total
December 31, 2019
Recorded Investment (All)
(a) Current	$57,113	$4,958,605	$5,015,718
(b) 30-59 Days Past Due	—	—	—
(c) 60-89 Days Past Due	—	—	—
(d) 90-179 Days Past Due	—	—	—
(e) 180+ Days Past Due	—	80,895	80,895
Accruing interest 90-179 days past due
(a) Recorded investment	—	—	—
(b) Interest accrued	—	—	—
Participant or Co-lender in Mortgage Loan Agreement
(a) Recorded Investment	$33,658	$1,483,157	$1,516,815

		Commercial
	Farm	All Other	Total
December 31, 2018
Recorded Investment (All)
(a) Current	$50,576	$4,461,023	$4,511,599
(b) 30-59 Days Past Due	—	—	—
(c) 60-89 Days Past Due	—	57,005	57,005
(d) 90-179 Days Past Due	7,875	—	7,875
(e) 180+ Days Past Due	—	24,014	24,014
Accruing interest 90-179 days past due
(a) Recorded investment	7,876	—	7,876
(b) Interest accrued	96	—	96
Participant or Co-lender in Mortgage Loan Agreement
(a) Recorded Investment	$31,524	$1,286,604	$1,318,128

At December 31, 2019 and 2018, respectively, multiple mortgage loans with a carrying value of $80,895 and $24,014 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans at December 31, 2019 and 2018. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2019 and 2018, there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

At December 31, 2019 and 2018, the Company held no impaired loans with related allowance for credit losses. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2019 and 2018, respectively. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2019 and 2018, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans. The average recorded investment in impaired loans during 2019 and 2018 was $0 and $49,118, respectively.

46

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2019	2018	2017
Balance at beginning of period	$—	$26,618	$1,421
Additions, net charged to operations	—	—	26,618
Recoveries in amounts previously charged off	—	(26,618)	(1,421)

Balance at end of period	$—	$—	$26,618

As of December 31, 2019 and 2018, the Company had no mortgage loans derecognized as a result of foreclosure.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2019, 2018 and 2017, respectively, the Company recognized $0, $852 and $5,359 of interest income on impaired loans. Interest income of $0, $860 and $2,806, respectively, was recognized on a cash basis for the years ended December 31, 2019, 2018 and 2017.

At December 31, 2019 and 2018, the Company held a mortgage loan loss reserve in the AVR of $69,202 and $46,436, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2019	2018		2019	2018
Pacific	25%	28%	Apartment	47%	47%
South Atlantic	23	22	Retail	19	21
Middle Atlantic	16	16	Office	15	16
E. North Central	9	8	Industrial	15	12
W. North Central	8	8	Other	2	2
W. South Central	8	7	Agricultural	1	1
Mountain	7	6	Medical	1	1
E. South Central	3	4
New England	1	1

47

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

At December 31, 2019, 2018 and 2017, the Company had mortgage loans with a total net admitted asset value of $20,550, $23,144 and $83,445, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2019, 2018 and 2017 related to such restructurings. At December 31, 2019 and 2018, there were no commitments to lend additional funds to debtors owing receivables.

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $5,078, $26,231 and $4,033 were taken on real estate in 2019, 2018 and 2017, respectively, to write the book value down to the current fair value, and included in net realized capital gains (losses), within the Statements of Operations, for the year ended December 31, 2019.

As of December 31, 2019, there were four properties classified as held for sale. As of December 31, 2018, there were nine properties classified as held for sale. The Company is working with an external commercial real estate advisor firm to actively market the properties and negotiate with potential buyers. During 2019, one property classified as held for sale was disposed of resulting in a net realized gain of $1,788. During 2018, six properties classified as held for sale were disposed of resulting in a net realized gain of $4,579. These gains and losses were included in net realized capital gains (losses) within the Statements of Operations.

The Company also disposed of other properties during 2019 and 2018 resulting in net realized gains of $9,047 and $26,756, respectively.

The carrying value of the Company’s real estate assets at December 31, 2019 and 2018 was as follows:

	2019	2018
Home office properties	$45,831	$52,466
Investment properties	—	18,953
Properties held for sale	5,715	43,027

	$51,546	$114,446

Accumulated depreciation on real estate at December 31, 2019 and 2018, was $47,188 and $72,083, respectively.

Other Invested Assets

During 2019, the Company recorded impairments of $5,488, $3,363, and $13,867 throughout 2019, 2018 and 2017. These impairments were primarily related to private equity funds, except for 2017, which also included an impairment for a tax credit fund. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated.

48

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

These write-downs are included in net realized capital gains (losses) within the Statements of Operations.

During 2017, the Company reassigned its ownership interest in the Prisma Spectrum Fund for an additional interest in the Zero Beta Fund in the amount of $125,036, which resulted in a realized gain of $19,443.

Tax Credits

At December 31, 2019, the Company had ownership interests in forty-six LIHTC investments with a carrying value of $58,163. The remaining years of unexpired tax credits ranged from one to twelve, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2020 to 2029 is $26,728. Tax credits recognized in 2019 were $81,690, and other tax benefits recognized in 2019 were $2,795. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2018, the Company had ownership interests in forty-seven LIHTC investments with a carrying value of $33,212. The remaining years of unexpired tax credits ranged from one to eleven, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2019 to 2029 is $55,107. Tax credits recognized during 2018 was $76,141. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The following tables provide the carrying value of transferable state tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2019 and 2018:

		December 31, 2019
Description of State Transferable and Non- transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$2,683	$5,024
Economic Redevelopment and Growth Tax Credits	NJ	5,281	20,948

Total		$7,964	$25,972

		December 31, 2018
Description of State Transferable and Non- transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$3,880	$6,220
Economic Redevelopment and Growth Tax Credits	NJ	3,994	20,948

Total		$7,874	$27,168

*	The unused amount reflects credits that the Company deems will be realizable in the period 2019-2030.

The Company did not have any non-transferable state tax credits.

49

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

Amounts disclosed in this Derivatives section do not include derivatives utilized in the hedging of variable annuity guarantees in accordance with SSAP 108. Please see the subsequent section “Derivatives Hedging Variable Annuity Guarantees” for results associated with those derivatives.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2019 and 2018 was as follows:

	2019	2018
Fair value - positive	$647,378	$2,285,546
Fair value - negative	(646,157)	(934,798)

At December 31, 2019, 2018 and 2017, the Company has recorded unrealized gains (losses) of ($257,972), $858,229 and ($131,678), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. The Company did not recognize any unrealized gains or losses during 2019, 2018 and 2017 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 24 years for forecasted hedge transactions. At December 31, 2019 and 2018, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2019 and 2018, the Company has accumulated deferred gains in the amount of $2,334 and $0, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2020.

50

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Summary of realized gains (losses) by derivative type for the years ended December 31, 2019, 2018 and 2017:

	2019	2018	2017
Options:
Calls	$(15,424)	$59,693	$2,473
Caps	—	—	(1,203)
Puts	—	(26,491)	(7,634)

Total options	$(15,424)	$33,202	$(6,364)

Swaps:
Interest rate	$95,162	$(299,024)	$307,519
Credit	(3,099)	(14,288)	8,209
Total return	(611,814)	(205,341)	(1,443,432)

Total swaps	$(519,751)	$(518,653)	$(1,127,704)

Futures—net positions	535,875	(310,914)	60,205
Lehman settlements	106	537	1,195

Total realized gains (losses)	$806	$(795,828)	$(1,072,668)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2019 and 2018:

	Asset(1)		Liability(1)
	2019	2018	2019		2018
Derivative component of RSATs
Credit default swaps	$56,455	$55,387	$(9,504	) $	(6,341)
Interest rate swaps	3,225	1,650	—		8,598

(1)	Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2019 and 2018:

	Asset(1)		Liability(1)
	2019	2018	2019	2018
Derivative component of RSATs
Credit default swaps	$59,599	$43,455	$(11,589)	$(1,309)
Interest rate swaps	3,972	2,188	—	—

Total	$63,571	$45,643	$(11,589)	$(1,309)

(1)	Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

51

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The net realized gains (losses) on the derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2019, 2018 and 2017:

	2019	2018	2017
Derivative component of RSATs
Credit default swaps	$(3,099)	$(4,476)	$8,209
Interest rate swaps	—	(8,207)	(59,357)

Total	$(3,099)	$(12,683)	$(51,148)

As stated in Note 2, the Company replicates investment grade corporate bonds, sovereign debt, or commercial mortgage backed securities by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2019 and 2018:

		2019
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$6,522	$441,000	1.9
Credit default swaps referencing indices		108	10,000	39.9

Subtotal		6,630	451,000	2.7

BBB	2
Single name credit default swaps (3)		41,004	1,781,035	1.8
Credit default swaps referencing indices		23,093	1,192,624	2.9

Subtotal		64,097	2,973,659	2.3

BB	3
Single name credit default swaps (3)		462	50,000	1.2

Subtotal		462	50,000	1.2

Total		$71,189	$3,474,659	2.3

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.
(3)	Includes corporate, foreign government and state entities.

52

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

		2018
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$5,534	$468,085	2.6
Credit default swaps referencing indices		(109)	10,000	40.9

Subtotal		5,425	478,085	3.4

BBB	2
Single name credit default swaps (3)		32,228	1,905,450	2.7
Credit default swaps referencing indices		7,806	907,000	3.3

Subtotal		40,034	2,812,450	2.9

BB	3
Single name credit default swaps (3)		2,427	145,500	2.7

Subtotal		2,427	145,500	2.7

B	4
Single name credit default swaps (3)		(2,809)	27,000	2.7

Subtotal		(2,809)	27,000	2.7

CCC and lower	5
Single name credit default swaps (3)		(312)	5,000	1.0

Subtotal		(312)	5,000	1.0

Total		$44,765	$3,468,035	2.9

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.
(3)	Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2019, the maximum amounts of potential future recoveries available to offset the $3,474,659 from the table above were $0. At December 31, 2018, the maximum amounts of potential future recoveries available to offset the $3,468,035 from the table above were $0.

53

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

At December 31, 2019 and 2018, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value
	2019	2018	2019	2018
Derivative assets:
Credit default swaps	$2,402,624	$2,509,467	$59,599	$52,360
Currency swaps	88,501	129,622	8,929	15,288
Equity futures	—	22	686	20,189
Equity swaps	209,341	3,706,430	55	281,457
Interest rate futures	—	38	—	20,639
Interest rate swaps	33,735	24,881,535	5,147	710,817
Options	21,196,796	23,094,442	311,739	996,427
Derivative liabilities:
Credit default swaps	1,446,000	1,318,568	(3,740)	(1,309)
Currency swaps	142,704	18,459	2,279	1,706
Equity futures	(12)	(1)	5,673	1,239
Equity swaps	4,823,034	145,269	211,606	16,890
Interest rate futures	—	(19)	—	6,999
Interest rate swaps	3,366,493	15,261,493	17,420	376,095
Options	(3,676,923)	(3,815,570)	151,696	344,808

*	Futures are presented in contract format. Swaps and options are presented in notional format.

Derivatives Hedging Variable Annuity Guarantees

The hedged obligation consists of guaranteed benefits on variable annuity contracts and resembles a long dated put option where claim payment is made whenever account value is less than a guaranteed amount, adjusted for applicable fees. Changes in interest rates impact the present value of future product cash flows (discount rate) as well as the value of investments comprising the account value to be assessed against the guarantee. Under this VM-21 compliant clearly defined hedging strategy (CDHS), interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives such as treasury bond forwards, treasury futures, interest rate swaps, interest rate swaptions or treasury future options. The hedging strategy is unchanged from the prior reporting period, and the total return on the designated portfolio of derivatives has been highly effective in covering the interest rate risk (rho) of the hedged obligation. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP 108 and entails assessment of the total return on the designated portfolio of derivatives against changes in the fair value of the hedged obligation due to interest rate movements on a cumulative basis.

54

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Scheduled amortization for SSAP 108 derivatives as of December 31, 2019 is as follows:

Amortization Year	Deferred Assets	Deferred Liabilities
2020	$68,503	$18,702
2021	60,234	18,702
2022	39,808	18,702
2023	39,808	18,702
2024	39,808	18,702
2025	39,808	18,702
2026	29,176	18,702
2027	22,720	18,702
2028	17,393	18,702
2029	20,155	14,028

Total	$377,413	$182,346

As discussed in Note 2 and 3, the Company elected to adopt SSAP 108 effective July 1, 2019.

The following table is a reconciliation of the total deferred balance of SSAP 108 derivatives from the date of adoption through December 31, 2019. The beginning deferred balance was the deferral under a previous permitted practice described in Note 2.

1.	Total Deferred Balance, July 1, 2019	$189,601
2.	Current Year Amortization	19,002
3.	Current Year Deferred Recognition	(24,468)

4.	Ending Deferred Balance [1-(2+3)]	$195,067

The following tables provide information regarding SSAP 108 hedging instruments:

	12/31/2019	7/1/2019
Amortized cost	$(51)	$(53)
Fair value	$74,063	$447,385

	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total
Derivative performance	$23,639	$495,410	$(373,324)	$145,725

SSAP 108 Adjustments
Portion of the derivative performance attributed to natural offset	—	(184,385)	14,192	(170,193)
Deferred	(23,639)	(311,025)	359,132	24,468

55

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Prior year fair value of hedged item	$(2,294,125)
Current year fair value of hedged item	(2,573,520)

Change in fair value attributable to interest rates	$(279,395)

Portion of the fair value change attributed to the hedged risk	$(232,394)

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2019 and 2018, respectively:

	Gross Restricted (Admitted & Nonadmitted) 2019
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A)	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
Collateral held under security lending agreements	$1,246,827	$—	$—	$—	$1,246,827
Subject to repurchase agreements	113,025	—	—	—	113,025
Subject to dollar repurchase agreements	550,333	—	—	—	550,333
FHLB capital stock	42,800	—	—	—	42,800
On deposit with states	43,813	—	—	—	43,813
Pledged as collateral to FHLB (including assets backing funding agreements)	1,259,059	—	—	—	1,259,059
Pledged as collateral not captured in other categories	736,696	—	—	—	736,696
Other restricted assets	1,170,136	—	—	—	1,170,136

Total restricted assets	$5,162,689	$—	$—	$—	$5,162,689

	Gross (Admitted & Nonadmitted) Restricted				Percentage
Restricted Asset Category	Total From Prior Year (2018)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$1,842,557	$(595,730)	$—	$1,246,827	0.96%	0.96%
Subject to repurchase agreements	205,405	(92,380)	—	113,025	0.09%	0.09%
Subject to dollar repurchase agreements	371,260	179,073	—	550,333	0.42%	0.42%
FHLB capital stock	133,400	(90,600)	—	42,800	0.03%	0.03%
On deposit with states	43,908	(95)	—	43,813	0.03%	0.03%
Pledged as collateral to FHLB (including assets backing funding agreements)	4,405,503	(3,146,444)	—	1,259,059	0.97%	0.97%
Pledged as collateral not captured in other categories	687,891	48,805	—	736,696	0.56%	0.56%
Other restricted assets	1,172,934	(2,798)	—	1,170,136	0.90%	0.90%

Total restricted assets	$8,862,858	$(3,700,169)	$—	$5,162,689	3.96%	3.96%

The amounts reported as other restricted assets in the table above represent assets held in trust related to reinsurance.

56

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following tables show the pledged or restricted assets in other categories as of December 31, 2019 and 2018, respectively:

	Gross (Admitted & Nonadmitted) Restricted 2019
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total
Derivatives	$728,018	$—	$—	$—	$728,018
Secured funding agreements	6,357	—	—	—	6,357
AMBAC	2,321	—	—	—	2,321

Total	$736,696	$—	$—	$—	$736,696

	Gross (Admitted & Nonadmitted) Restricted			Percentage
Description of Assets	Total From Prior Year (2018)	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives	$638,025	$89,993	$728,018	0.56%	0.56%
Secured funding agreements	46,723	(40,366)	6,357	0.00%	0.00%
AMBAC	3,143	(822)	2,321	0.00%	0.00%

Total	$687,891	$48,805	$736,696	0.56%	0.56%

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2019 and 2018:

2019
Collateral Assets	Carrying Value	Fair Value	Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$898,267	$898,267	2.02%	2.02%
Securities lending collateral assets	1,246,827	1,246,827	2.80	2.80
Other	35,199	35,199	0.08	0.08

Total collateral assets	$2,180,293	$2,180,293	4.90%	4.90%

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset	$2,181,672	5.75%

57

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

2018
Collateral Assets	Carrying Value	Fair Value	Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$1,453,892	$1,453,892	3.05%	3.06%
Securities lending collateral assets	1,835,122	1,835,122	3.85	3.87
Other	5,999	5,999	0.01	0.01

Total collateral assets	$3,295,013	$3,295,013	6.91%	6.94%

	Amount	% of Liability to Total Liabilities
Recognized obligation to return collateral asset	$3,296,139	8.01%

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2019	2018	2017
Income:
Bonds	$1,185,232	$1,276,258	$1,660,465
Preferred stocks	6,230	8,251	6,160
Common stocks	143,184	100,616	214,463
Mortgage loans on real estate	226,766	204,434	245,562
Real estate	21,899	20,190	20,862
Policy loans	67,366	69,773	72,733
Cash, cash equivalents and short-term investments	59,292	39,557	24,772
Derivatives	16,562	32,673	82,507
Other invested assets	49,846	73,164	295,840

Gross investment income	1,776,377	1,824,916	2,623,364
Less: investment expenses	171,238	205,794	172,388

Net investment income before amortization of IMR	1,605,139	1,619,122	2,450,976
Amortization of IMR	39,186	48,050	65,306

Net investment income	$1,644,325	$1,667,172	$2,516,282

58

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

		Realized
	Year Ended December 31
	2019	2018	2017
Bonds	$62,739	$(135,605)	$2,204,142
Preferred stocks	1,933	1,539	535
Common stocks	25,384	(3,690)	(1,978)
Mortgage loans on real estate	388	(25,696)	93,149
Real estate	5,756	5,104	(4,101)
Cash, cash equivalents and short-term investments	239	(51)	(202)
Derivatives	311,724	(796,365)	(1,073,863)
Variable annuity reserve hedge offset	(159,833)	—	—
Other invested assets	82,951	113,854	118,984

Change in realized capital gains (losses), before taxes	331,281	(840,910)	1,336,666
Federal income tax effect	(43,047)	4,006	(197,937)
Transfer from (to) interest maintenance reserve	(47,710)	122,772	(1,713,779)

Net realized capital gains (losses) on investments	$240,524	$(714,132)	$(575,050)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2019	2018	2017
Bonds	$48,719	$34,184	$65,937
Preferred stocks	(2,504)	(859)	(564)
Common stocks	5,052	1,874	1,468
Affiliated entities	447,273	157,530	398,521
Mortgage loans on real estate	—	26,618	(25,197)
Cash equivalents and short-term investments	(31)	145	6
Derivatives	(761,219)	1,093,543	(66,675)
Other invested assets	18,228	32,164	182,596

Change in unrealized capital gains (losses), before taxes	(244,482)	1,345,199	556,092
Taxes on unrealized capital gains (losses)	(82,980)	(54,824)	123,327

Change in unrealized capital gains (losses), net of tax	$(327,462)	$1,290,375	$679,419

59

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

6. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life premium and annuity considerations, net of reinsurance, at December 31, 2019 and 2018 were as follows:

	2019		2018
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary first-year business	$1,003	$168	$1,077	$173
Ordinary renewal business	278,922	256,376	94,286	84,273
Group life direct business	17,843	9,477	16,474	7,911
Credit direct business	9	9	13	13

	$297,777	$266,030	$111,850	$92,370

7. Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2019 and 2018 were as follows:

	Year Ended December 31
	2019	2018
Life insurance reserves	$11,472,311	$12,368,680
Annuity reserves and supplementary contracts with life contingencies	14,094,715	14,244,431
Accident and health reserves (including long term care)	670,910	681,838

Total policy reserves	$26,237,936	$27,294,949
Deposit-type contracts	591,570	967,757
Policy claims	479,226	527,901

Total policy reserves, deposit-type contracts and claim liabilities	$27,308,732	$28,790,607

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method or Actuarial Guideline XXXVIII. Effective July 1, 2017, term insurance issued follows Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

60

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Effective July 1, 2017, for substandard term insurance policies, per VM-20 requirements, the substandard rating is applied to the reserve mortality. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2019 and 2018, the Company had insurance in force aggregating $59,712,049 and $78,179,488, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the IID. The Company established policy reserves of $1,608,260 and $1,667,131 to cover these deficiencies as of December 31, 2019 and 2018, respectively.

Participating life insurance policies were issued by the Company in prior years which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 0.05% of ordinary life insurance in force at December 31, 2019 and 2018.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.25 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with VM-21. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation covers all variable annuity products. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the stochastic reserves plus the additional standard projection amount.

61

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Both the stochastic reserves and the standard projection are determined as the conditional tail expectation (CTE)-70 of the scenario reserves. To determine the CTE-70 values, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and Society of Actuaries. The stochastic reserves uses prudent estimate assumptions based on Company experience, while the standard projection uses the assumptions prescribed in VM-21 for determining the additional standard projection amount.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2019 and 2018, the Company had no premium deficiency reserve related to accident and health policies.

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

62

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2019
2019	$—	$276,850	$201,741	$75,109
2018 and prior	135,241	2,690	86,381	51,550

	135,241	$279,540	$288,122	126,659

Active life reserve	$632,180			$623,147

Total accident and health reserves	$767,421			$749,806

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2018
2018	$—	$308,983	$225,500	$83,483
2017 and prior	157,201	(21,859)	83,584	51,758

	157,201	$287,124	$309,084	135,241

Active life reserve	$657,543			$632,180

Total accident and health reserves	$814,744			$767,421

The change in the Company’s unpaid claims reserve was $2,690 and ($21,859) for the years ended December 31, 2019 and 2018, respectively, for health claims that were incurred prior to those balance sheets dates. The change in 2019 was in normal range. The change in 2018 resulted primarily from variances in the estimated frequency of claims and claim severity.

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year
Year ended December 31, 2019
2019	$—	$17,934	$17,219	$715
2018 and prior	3,091	(1,017)	1,584	490

	$3,091	$16,917	$18,803	$1,205

Year ended December 31, 2018
2018	$—	$16,859	$14,951	$1,908
2017 and prior	3,279	(325)	1,771	1,183

	$ 3,279	$16,534	$ 16,722	$ 3,091

63

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2019.

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

	December 31 2019
Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$541,753	$561	$—	$542,314	1%
At book value less surrender charge of 5% or more	907,255	—	—	907,255	1
At fair value	3,842	—	49,151,231	49,155,073	80

Total with adjustment or at fair value	1,452,850	561	49,151,231	50,604,642	82
At book value without adjustment (minimal or no charge or adjustment)	7,800,086	—	—	7,800,086	13
Not subject to discretionary withdrawal provision	2,498,084	—	264,646	2,762,730	5

Total individual annuity reserves	11,751,020	561	49,415,877	61,167,458	100%

Less reinsurance ceded	2,833,026	—	—	2,833,026

Net individual annuities reserves	$8,917,994	$561	$49,415,877	$58,334,432

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	8	—	—	8

64

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	December 31 2019
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$1,107,433	$18,568	$—	$1,126,001	3%
At book value less surrender charge of 5% or more	235	—	—	235	—
At fair value	—	—	29,101,801	29,101,801	84

Total with adjustment or at fair value	1,107,668	18,568	29,101,801	30,228,037	87
At book value without adjustment (minimal or no charge or adjustment)	2,475,633	—	—	2,475,633	7
Not subject to discretionary withdrawal provision	2,189,501	—	38,174	2,227,675	6

Total group annuities reserves	5,772,802	18,568	29,139,975	34,931,345	100%

Less reinsurance ceded	377,165	—	—	377,165

Net group annuities reserves	$5,395,637	$18,568	$29,139,975	$34,554,180

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	—	—	—	—

	December 31 2019
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$4,789	$—	$—	$4,789	1%
At book value less surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—

Total with adjustment or at fair value	4,789	—	—	4,789	1
At book value without adjustment (minimal or no charge or adjustment)	775	—	—	775	—
Not subject to discretionary withdrawal provision	375,756	48,782	9,686	434,224	99

Total deposit-type contracts	381,320	48,782	9,686	439,788	100%

Less reinsurance ceded	8,666	—	—	8,666

Net deposit-type contracts	$372,654	$48,782	$9,686	$431,122

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	—	—	—	—

65

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$13,457,795
Exhibit 5, Supp contracts with life contingencies section, total (net)	636,920
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	591,570

Subtotal	14,686,285
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	78,311,341
Exhibit 3, Supp contracts with life contingencies section, total	263,640
Other contract deposit funds	58,468

Subtotal	78,633,449

Combined total	$93,319,734

	December 31 2018
Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$528,969	$1,279	$—	$530,248	1%
At book value less surrender charge of 5% or more	501,977	—	—	501,977	1
At fair value	97,877	—	44,202,566	44,300,443	77

Total with adjustment or at fair value	1,128,823	1,279	44,202,566	45,332,668	79
At book value without adjustment (minimal or no charge or adjustment)	8,701,240	—	—	8,701,240	15
Not subject to discretionary withdrawal provision	3,209,969	—	214,506	3,424,475	6

Total individual annuity reserves	13,040,032	1,279	44,417,072	57,458,383	100%

Less reinsurance ceded	2,819,439	—	—	2,819,439

Net individual annuity reserves	$10,220,593	$1,279	$44,417,072	$54,638,944

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	—	—	—	—

66

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	December 31 2018
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$653,206	$25,742	$—	$678,948	2%
At book value less surrender charge of 5% or more	127	—	—	127	—
At fair value	—	—	25,390,084	25,390,084	82

Total with adjustment or at fair value	653,333	25,742	25,390,084	26,069,159	84
At book value without adjustment (minimal or no charge or adjustment)	2,543,431	—	—	2,543,431	8
Not subject to discretionary withdrawal provision	2,273,676	—	31,585	2,305,261	8

Total group annuity reserves	5,470,440	25,742	25,421,669	30,917,851	100%

Less reinsurance ceded	398,265	—	—	398,265

Net group annuity reserves	$5,072,175	$25,742	$25,421,669	$30,519,586

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	—	—	—	—

	December 31 2018
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$4,718	$—	$—	$4,718	1%
At book value less surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—

Total with adjustment or at fair value	4,718	—	—	4,718	1
At book value without adjustment (minimal or no charge or adjustment)	761	—	—	761	—
Not subject to discretionary withdrawal provision	731,816	38,792	8,286	778,894	99

Total deposit-type contracts	737,295	38,792	8,286	784,373	100%

Less reinsurance ceded	8,174	—	—	8,174

Net deposit-type contracts	$729,121	$38,792	$8,286	$776,199

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	—	—	—	—

67

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Amount
Reconcililation to the Annual Statement:
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$14,401,938
Exhibit 5, Supp contracts with life contingencies section, total (net)	652,194
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	967,757

Subtotal	16,021,889
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	69,652,375
Exhibit 3, Supp contracts with life contingencies section, total	213,387
Other contract deposit funds	47,078

Subtotal	69,912,840

Combined total	$85,934,729

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31 2019
	General Account			Separate Account—Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$127,240	$174,114	$294,514	$—	$—	$—
Universal life	8,928,502	8,652,284	12,290,308	—	—	—
Universal life with secondary guarantees	3,583,462	3,496,533	8,994,292	—	—	—
Indexed universal life with secondary guarantees	138,016	98,875	127,312	—	—	—
Other permanent cash value life insurance	272,553	1,009,143	1,542,059	—	—	—
Variable universal life	42,258	41,415	924,560	4,151,215	4,149,688	5,473,280
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	7,946,544	—	—	—
Accidental death benefits	—	—	36,530	—	—	—
Disability- active lives	—	—	31,521	—	—	—
Disability- disabled lives	—	—	55,431	—	—	—
Miscellaneous reserves	—	—	2,244,758	—	—	—

Total (gross)	13,092,031	13,472,364	34,487,829	4,151,215	4,149,688	5,473,280
Reinsurance ceded	4,155,647	4,155,691	23,015,518	—	—	—

Total (net)	$8,936,384	$9,316,673	$11,472,311	$4,151,215	$4,149,688	$5,473,280

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$10,549,729
Exhibit 5, Accidental death benefits section total (net)	8,050
Exhibit 5, Disability—active lives section, total (net)	7,441
Exhibit 5, Disability—disabled lives section, total (net)	38,391
Exhibit 5, Miscellaneous reserves section, total (net)	868,700

Subtotal	11,472,311
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	5,473,280

Subtotal	5,473,280

Combined total	$16,945,591

68

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	December 31 2018
	General Account			Separate Account—Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$119,933	$164,337	$278,907	$—	$—	$—
Universal life	8,754,568	8,450,724	12,226,647	—	—	—
Universal life with secondary guarantees	3,675,642	3,595,227	8,938,774	—	—	—
Indexed universal life with secondary guarantees	128,144	83,151	117,301	—	—	—
Other permanent cash value life insurance	262,629	1,033,222	1,574,909	—	—	—
Variable universal life	46,724	45,526	983,103	3,882,674	3,880,143	5,068,091
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	7,708,101	—	—	—
Accidental death benefits	—	—	37,849	—	—	—
Disability- active lives	—	—	32,726	—	—	—
Disability- disabled lives	—	—	57,672	—	—	—
Miscellaneous reserves	—	—	2,139,264	—	—	—

Total (gross)	12,987,640	13,372,187	34,095,253	3,882,674	3,880,143	5,068,091
Reinsurance ceded	4,106,880	4,106,881	22,536,273	—	—	—

Total (net)	$8,880,760	$9,265,306	$11,558,980	$3,882,674	$3,880,143	$5,068,091

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$10,812,154
Exhibit 5, Accidental death benefits section total (net)	7,954
Exhibit 5, Disability—active lives section, total (net)	8,226
Exhibit 5, Disability—disabled lives section, total (net)	40,261
Exhibit 5, Miscellaneous reserves section, total (net)	1,500,085

Subtotal	12,368,680
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	5,068,091

Subtotal	5,068,091

Combined total	$17,436,771

Separate Accounts

Certain separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these separate accounts are carried at fair value. The life insurance policies typically provide a guaranteed minimum death benefit.

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder.

69

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2019, 2018 and 2017 is as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2019	$—	$—	$11,868	$8,778,459	$8,790,327

Reserves for separate accounts as of December 31, 2019 with assets at:
Fair value	$—	$49,425	$18,485	$83,386,230	$83,454,140
Amortized cost	—	652,587	—	—	652,587

Total as of December 31, 2019	$—	$702,012	$18,485	$83,386,230	$84,106,727

Reserves for separate accounts by withdrawal characteristics as of
December 31, 2019:
With fair value adjustment	$—	$19,128	$—	$—	$19,128
At fair value	—	—	—	83,073,724	83,073,724
At book value without fair value adjustment and with current surrender charge of less than 5%	—	652,587	—	—	652,587

Subtotal	—	671,715	—	83,073,724	83,745,439
Not subject to discretionary withdrawal	—	30,297	18,485	312,506	361,288

Total separate account reserve liabilities at December 31, 2019	$—	$702,012	$18,485	$83,386,230	$84,106,727

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2018	$—	$—	$11,732	$8,859,114	$8,870,846

Reserves for separate accounts as of December 31, 2018 with assets at:
Fair value	$—	$51,005	$14,808	$74,268,245	$74,334,058
Amortized cost	—	646,872	—	—	646,872

Total as of December 31, 2018	$—	$697,877	$14,808	$74,268,245	$74,980,930

By withdrawal characteristics:
Reserves for separate accounts by withdrawal characteristics as of
December 31, 2018:
With fair value adjustment	$—	$27,021	$—	$—	$27,021
At fair value	—	—	—	74,013,868	74,013,868
At book value without fair value adjustment and with current surrender charge of less than 5%	—	646,872	—	—	646,872

Subtotal	—	673,893	—	74,013,868	74,687,761
Not subject to discretionary withdrawal	—	23,984	14,808	254,377	293,169

Total separate account reserve liabilities at December 31, 2018	$—	$697,877	$14,808	$74,268,245	$74,980,930

70

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2017	$—	$80	$10,782	$8,536,011	$8,546,873

Reserves for separate accounts as of December 31, 2017 with assets at:
Fair value	$—	$57,965	$19,569	$83,794,485	$83,872,019
Amortized cost	—	633,003	—	—	633,003

Total as of December 31, 2017	$—	$690,968	$19,569	$83,794,485	$84,505,022

Reserves for separate accounts by withdrawal characteristics as of December 31, 2017:
With fair value adjustment	$—	$32,619$	—	$—	$32,619
At fair value	—	—	—	83,719,277	83,719,277
At book value without fair value adjustment and with current surrender charge of less than 5%	—	633,003	—	—	633,003

Subtotal	—	665,622	—	83,719,277	84,384,899
Not subject to discretionary withdrawal	—	25,346	19,569	75,208	120,123

Total separate account reserve liabilities at December 31, 2017	$—	$690,968	$19,569	$83,794,485	$84,505,022

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2019	2018	2017
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$9,249,559	$9,208,119	$8,751,721
Transfers from separate accounts	(12,987,554)	(13,130,804)	(11,815,503)

Net transfers from separate accounts	(3,737,995)	(3,922,685)	(3,063,782)
Miscellaneous reconciling adjustments	(130,622)	(152,560)	444,099

Net transfers as reported in the summary of operations of the life, accident and health annual statement	$(3,868,617)	$(4,075,245)	$(2,619,683)

71

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2019 and 2018, the Company’s separate account statement included legally insulated assets of $85,698,798 and $76,754,148, respectively. The assets legally insulated from general account claims at December 31, 2019 and 2018 are attributed to the following products:

	2019	2018
Group annuities	$27,466,046	$23,941,313
Variable annuities	52,062,801	46,955,172
Fixed universal life	684,149	695,569
Variable universal life	4,124,798	3,737,005
Variable life	1,338,413	1,409,360
Modified separate accounts	9,646	4,813
Registered market value annuity product—SPL	12,945	10,916

Total separate account assets	$85,698,798	$76,754,148

At December 31, 2019 and 2018, the Company held separate account assets not legally insulated from the general account in the amount of $21,891 and $29,244, respectively, related to variable annuity products.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $542,322, $538,628, $525,773, $504,689, and $456,558, to the general account in 2019, 2018, 2017, 2016, and 2015, respectively. During the years ended December 31, 2019, 2018, 2017, 2016, and 2015 the general account of the Company had paid $73,992, $68,367, $69,207, $103,800, and $250,471 respectively, toward separate account guarantees.

At December 31, 2019 and 2018, the Company reported guaranteed separate account assets at amortized cost in the amount of $653,181 and $643,109, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $719,048 and $679,964 at December 31, 2019 and 2018, respectively, which would have resulted in an unrealized gain of $65,867 and $36,855, respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

8. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

72

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2019	2018	2017
Direct premiums	$14,573,402	$13,848,720	$13,209,093
Reinsurance assumed—non affiliates	1,225,065	1,268,615	1,351,628
Reinsurance assumed—affiliates	106,627	125,367	325,332
Reinsurance ceded—non affiliates	(2,436,179)	(3,044,184)	(15,104,247)
Reinsurance ceded—affiliates	(1,322,809)	(1,385,000)	(3,295,974)

Net premiums earned	$12,146,106	$10,813,518	$(3,514,168)

The Company received reinsurance recoveries in the amount of $3,943,015, $3,729,097 and $3,736,461, during 2019, 2018 and 2017, respectively. At December 31, 2019 and 2018, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $1,146,686 and $1,061,987. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2019 and 2018 of $42,515,411 and $42,224,573, respectively, of which $21,356,465 and $20,685,636 were ceded to affiliates.

During 2019, 2018 and 2017, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $219,496 ($142,972 after tax), $514,911 ($335,855 after tax) and $90,556 ($62,716 after tax), respectively.

During 2019, 2018 and 2017, the Company obtained letters of credit of $26,675, $56,994 and $55,017, respectively, for the benefit of affiliated and nonaffiliated companies that have reinsured business to the Company where the ceding company’s state of domicile does not recognize the Company as an authorized reinsurer.

Effective January 1, 2019, the Company recaptured term insurance business of a reinsurance treaty with an affiliate, LIICA Re II, Inc. The universal life with secondary guarantees remained reinsured under the treaty. The Company received cash of $15,079, recaptured $67,590 in policyholder reserves, $371 of claim reserves, and net due, deferred and advance premiums of $2,279. The transaction resulted in a pre-tax loss of $50,603, which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to LIICA Re II in the amount of $13,826 with a corresponding charge to unassigned surplus.

In January 2018, Scottish Re Group (SRUS) announced a sale and restructuring plan and commenced Chapter 11 (reorganization) procedures for some of its subsidiaries. In December 2018, the Delaware Department of Insurance began oversight procedures of Scottish Re (U.S.), Inc. (SRUS), with whom the Company is a counterparty for some of its reinsurance activities. SRUS was ordered into receivership for the purposes of rehabilitation on March 6, 2019. The IID suspended the certificate of authority for SRUS on May 16, 2019. The IID has continued to allow reinsurance credit for contracts in force as of May 16, 2019. At December 31, 2019, the Company’s reserves ceded to Scottish Re Group were $102,181. The receiver currently has committed to the court it will provide a rehabilitation plan or a recommendation to move to liquidation in 2020.

73

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Effective October 1, 2018, the Company recaptured credit insurance business from an affiliate, Ironwood Re Corp. The Company released $1,812 in funds withheld liability, recaptured $2,430 of policyholder reserves and $426 of claim reserves. The transaction resulted in a pre-tax loss of $1,044 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to Ironwood in the amount of $1,262 ($821 after-tax) with a corresponding charge to unassigned surplus.

Effective October 1, 2018, an affiliate, Transamerica Premier Life Insurance Company (TPLIC) recaptured group health insurance business from the Company. The Company paid consideration of $33,799 and released $13,767 of policyholder reserves, $980 of unearned premium reserve and $7,366 of claim reserves. The transaction resulted in a pre-tax loss of $11,686 which has been included in the Statements of Operations.

Effective July 1, 2018, the Company recaptured term insurance business from an affiliate, Stonebridge Reinsurance Company. The Company received cash of $137,447, recaptured $680,477 in policyholder reserves, $28,815 in claim reserves, net due premiums and commissions of $11,764 and $10,560 in interest maintenance reserve liability. The transaction resulted in a pre-tax loss of $570,641 which was included in the Statements of Operations. In addition, as a result of this transaction, amounts previously deferred to surplus under SSAP No. 61R, were released resulting in an increase to earnings, net of tax, of $184,144.

Effective July 1, 2018, the Company entered into a reinsurance agreement to cede an in force block of term insurance business to SCOR Global Life Americas. The Company paid consideration of $260,000, ceded $674,799 in policyholder reserves, $27,884 in claim reserves, $8,289 in due premium (net of commissions), and $13,229 in interest maintenance reserves liability. The transaction resulted in a pre-tax gain of $447,623 which will be identified separately on the insurer’s statutory financial statement as a surplus item. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

Effective June 29, 2018, the Company and Wilton Re U. S. Holdings, Inc. (Wilton Re) entered into an agreement as to the “Final Net Settlement Statements and Other Matters” (NSS) associated with the reinsurance agreement between the two companies that was effective April 1, 2017. This agreement related to the reinsurance of the payout annuity and BOLI/COLI business to Wilton Re. As a result of the mutual concessions between the parties, Wilton Re will pay the Company $47,221. In addition, the Company released a reinsurance receivable in the amount of $3,234 related to the initial proposed final NSS that was used for closing. The net pretax impact to Capital and Surplus of these adjustments was $43,986.

Effective June 29, 2018, the Company and Wilton Re agreed to Amendment No. 1 to the Reinsurance Agreement dated June 28, 2017. This amendment converted risks that were ceded on a modified coinsurance basis to a coinsurance basis by reducing the amount of reinsurance ceded in the NSS and reducing the modco reserves ceded. At the close of the original transaction,

74

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

the Company offset the reserve ceded related to a modified separate account contract. Within the amendment to the Master Transaction Agreement, the Company agrees to pay Wilton Re an amount in cash equal to $95,386, which will be offset in full against an equivalent balance of other amounts due and payable to the Company, such that no cash or other assets shall be required to be transferred by the Parties.

Effective December 1, 2017, the Company entered into an agreement with TPLIC, an affiliate, to convert the modified coinsurance agreement to coinsurance and funds withheld. As a result, TLIC transferred cash and invested assets to TPLIC. Assets that were not able to be transferred were retained in a FWH portfolio by TLIC until they mature, are sold or can be transferred. The Company transferred cash and invested assets with a market value of $6,487,360 to TPLIC. The reserves of $4,543,045 and claim reserves of $199,940 net of due and advance premium of $5,815 previously held on a modco basis were transferred to TPLIC. As a result of the transaction $18,642 existing IMR and $1,125,506 newly created IMR ($1,731,547 pre-tax gains) was released and transferred to TPLIC. The transaction results in a pre-tax loss of $606,042 which has been included in the Statements of Operations. Realized gains on the sale of assets supporting the business resulted in gains that offset the impact of the pre-tax loss related to the transaction. The Company ceded modified coinsurance reserves of $4,536,010 as of December 31, 2016 for certain stand-alone long-term care policies under the indemnity reinsurance agreement with TPLIC.

Effective October 1, 2017, the Company recaptured credit life business from an affiliate, Southwest Equity Life Insurance Company. Subsequently, the mortgage life and disability insurance business was recaptured from the Company by TPLIC.

Effective October 1, 2017, the Company recaptured term insurance business from an affiliate, Transamerica International Reinsurance (Bermuda) Ltd. The Company received cash of $346,458, recaptured $1,260,767 in policyholder reserves, $35,798 claim reserves, $3,502 commissions payable and $26,595 due premium. The transaction results in a pre-tax loss of $927,014 which has been included in the Statements of Operations. The Company subsequently entered into an agreement with SCOR Global Life Americas to assume business related to this recapture at the same consideration. The gain related to this reinsurance agreement was deferred to surplus. The combination of the transaction results in no impact to the surplus of the Company.

Effective October 1, 2017, the Company recaptured term insurance business from an affiliate, LIICA Re I. The Company received cash of $113,953, recaptured $724,596 in policyholder reserves, $19,768 claim reserves and $11,124 in interest maintenance reserve liability. The transaction results in a pre-tax loss of $641,535 which has been included in the Statements of Operations. The Company subsequently entered into an agreement with SCOR Global Life Americas to assume business related to this recapture.

Effective October 1, 2017, the Company recaptured certain term insurance business from an affiliate, Transamerica Pacific Insurance Company (TPIC). The Company received cash of $1,902 and recaptured $17,310 in policyholder reserves, $2,897 claim reserves and $325 due premium (net of commission). The transaction results in a pre-tax loss of $17,980 which has been included in the Statements of Operations. The Company subsequently entered into an agreement with SCOR Global Life Americas to assume business related to this recapture.

75

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Effective October 1, 2017, the Company novated the reinsurance agreement between TPIC and Transamerica International Re (Bermuda) Ltd. No cash or invested asset or net reserves were transferred as a result of this novation. The transaction results in no pre-tax gain or loss.

Subsequently effective October 1, 2017, the Company entered into a reinsurance agreement to cede an in force block of term insurance business to SCOR Global Life Americas. The Company accrued to a funds withheld payable of $314,000 ceding $737,678 in policyholder reserves, $21,886 claim reserves, $10,958 due premium (net of commissions), offset by a reinsurance recoverable of $6,000 receivable and $11,124 in interest maintenance reserves liability. The transaction results in a pre-tax gain of $451,730 which has been identified separately on the insurer’s statutory financial statement as a surplus item and recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured. The funds withheld balance was paid to SCOR Global Life Americas on December 29, 2017.

On June 28, 2017, Transamerica completed a transaction to reinsure its payout annuity business and Bank Owned Life Insurance/Corporate Owned Life Insurance business (BOLI/COLI). Under the terms of the Master Agreement, the Company entered into a 100% coinsurance (general account liabilities)/100% modified coinsurance (separate account liabilities) reinsurance agreement with Wilton Reassurance Company, with an effective date of April 1, 2017. The Company transferred assets in the amount of $8,312,263, which included a negative ceding commission of $112,183, and released policy and deposit-type reserves of $7,186,330 and reinsurance deposit, policy loans and other balances related to the business of $191,144. Modified coinsurance separate account reserves of $3,695,331 were retained by the Company. As a part of the transaction, the Company realized $972,360 in net gains on the assets that were transferred of which $627,872 were deferred to IMR. The IMR liability simultaneously was released along with historical deferrals associated with the blocks of business in the amount of $921,322, resulting in a pretax loss of $51,266, which has been included in the Statements of Operations.

Effective January 1, 2017, three affiliated reinsurance treaties with TLB were amended to include the cession of all business with secondary guarantee universal life (SGUL) issued or novated by the Company. The Company increased cessions from 80 to 100% coinsurance and increased the expense allowance by fifteen basis points of account value on all business ceded based on the end of the period account value. As consideration for the cessions, the Company received cash and invested assets of $206,742, equal to the additional U.S. statutory reserves, resulting in no gain or loss on the transaction.

76

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

9. Income Taxes

The net deferred income tax asset at December 31, 2019 and 2018 and the change from the prior year are comprised of the following components:

	December 31, 2019
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$1,422,652	$101,290	$1,523,942
Statutory Valuation Allowance Adjustment	13,747	—	13,747

Adjusted Gross Deferred Tax Assets	1,408,905	101,290	1,510,195
Deferred Tax Assets Nonadmitted	—	—	—

Subtotal (Net Deferred Tax Assets)	1,408,905	101,290	1,510,195
Deferred Tax Liabilities	843,226	191,611	1,034,837

Net Admitted Deferred Tax Assets	$565,679	$(90,321)	$475,358

	December 31, 2018
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$1,618,151	$132,884	$1,751,035
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	1,618,151	132,884	1,751,035
Deferred Tax Assets Nonadmitted	96,652	—	96,652

Subtotal (Net Deferred Tax Assets)	1,521,499	132,884	1,654,383
Deferred Tax Liabilities	816,662	210,082	1,026,744

Net Admitted Deferred Tax Assets	$704,837	$(77,198)	$627,639

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$(195,499)	$(31,594)	$(227,093)
Statutory Valuation Allowance Adjustment	13,747	—	13,747

Adjusted Gross Deferred Tax Assets	(209,246)	(31,594)	(240,840)
Deferred Tax Assets Nonadmitted	(96,652)	—	(96,652)

Subtotal (Net Deferred Tax Assets)	(112,594)	(31,594)	(144,188)
Deferred Tax Liabilities	26,564	(18,471)	8,093

Net Admitted Deferred Tax Assets	$(139,158)	$(13,123)	$(152,281)

77

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2019	2018	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$486,010	$601,605	$(115,595)
Investments	328,516	295,047	33,469
Deferred acquisition costs	255,732	225,485	30,247
Policyholder dividends accrual	1,914	1,232	682
Fixed assets	4,933	17,844	(12,911)
Compensation and benefits accrual	19,346	21,148	(1,802)
Receivables—nonadmitted	11,594	13,038	(1,444)
Tax credit carry-forward	259,638	349,547	(89,909)
Other (including items <5% of total ordinary tax assets)	54,969	93,205	(38,236)

Subtotal	1,422,652	1,618,151	(195,499)
Statutory valuation allowance adjustment	13,747	—	13,747
Nonadmitted	—	96,652	(96,652)

Admitted ordinary deferred tax assets	1,408,905	1,521,499	(112,594)
Capital:
Investments	101,290	132,884	(31,594)

Subtotal	101,290	132,884	(31,594)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	101,290	132,884	(31,594)

Admitted deferred tax assets	$1,510,195	$1,654,383	$(144,188)

	Year Ended December 31
	2019	2018	Change
Deferred Tax Liabilities:
Ordinary
Investments	$657,801	$602,167	$55,634
Policyholder reserves	185,248	177,087	8,161
Other (including items <5% of total ordinary tax liabilities)	177	37,408	(37,231)
Subtotal	843,226	816,662	26,564

Capital
Investments	191,611	210,082	(18,471)

Subtotal	191,611	210,082	(18,471)

Deferred tax liabilities	1,034,837	1,026,744	8,093

Net deferred tax assets/liabilities	$475,358	$627,639	$(152,281)

As a result of the 2017 Tax Cuts and Jobs Act (TCJA), the Company’s tax reserve deductible temporary difference increased by $49,757. This change results in an offsetting ($49,757) taxable temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

78

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

At December 31, 2019, the Company recorded a tax valuation allowance of $13,747 for deferred tax assets related to its foreign tax credit carryover. Due to the TCJA reduction in the U.S. Federal tax rate, Management no longer believes it is more likely than not that the Company will realize the benefit of its foreign tax credit carryover. The ultimate realization of this deferred tax asset depends on generation of sufficient future foreign source taxable income before the foreign tax credit carryover expires in 2027. Management considers the projected foreign source taxable income, credit expirations and tax planning strategies in making the assessment.

As discussed in Note 2, for the years ended December 31, 2019 and 2018 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

			December 31, 2019
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	557,252	31,779	589,031
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	557,252	31,779	589,031
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	907,922
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	851,653	69,511	921,164

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,408,905	$101,290	$1,510,195

79

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

		December 31, 2018
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	596,212	34,054	630,266
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	596,212	34,054	630,266
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	847,469
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	925,287	98,830	1,024,117

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,521,499	$132,884	$1,654,383

		Change
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	(38,960)	(2,275)	(41,235)
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	(38,960)	(2,275)	(41,235)
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	60,453
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(73,634)	(29,319)	(102,953)

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(112,594)	$(31,594)	$(144,188)

	December 31
	2019	2018	Change
Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	848%	818%	30%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 Above	$6,052,812	$5,649,795	$403,017

80

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The impact of tax planning strategies at December 31, 2019 and 2018 was as follows:

	December 31, 2019
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	1%	0%	1%

	December 31, 2018
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	2%	24%	4%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2019	2018	Change
Current Income Tax
Federal	$(77,933)	$(63,062)	$(14,871)
Foreign	—	—	—

Subtotal	(77,933)	(63,062)	(14,871)
Federal income tax on net capital gains	43,047	(4,006)	47,053

Federal and foreign income taxes incurred	$(34,886)	$(67,068)	$32,182

	Year Ended December 31
	2018	2017	Change
Current Income Tax
Federal	$(63,062)	$(1,035,137)	$972,075
Foreign	—	31	(31)

Subtotal	(63,062)	(1,035,106)	972,044
Federal income tax on net capital gains	(4,006)	197,937	(201,943)

Federal and foreign income taxes incurred	$(67,068)	$(837,169)	$770,101

81

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2019	2018	2017
Current income taxes incurred	$(34,886)	$(67,068)	$(837,169)
Change in deferred income taxes (without tax on unrealized gains and losses)	164,812	(164,466)	956,486

Total income tax reported	$129,926	$(231,534)	$119,317

Income before taxes	$3,306,846	$(1,613,658)	$1,674,439
	21.00%	21.00%	35.00%

Expected income tax expense (benefit) at statutory rate	$694,438	$(338,868)	$586,054
Increase (decrease) in actual tax reported resulting from:
Pre-tax income of disregarded subsidiaries	$22,600	$13,405	$343,013
Dividends received deduction	(58,418)	(51,477)	(233,578)
Tax-exempt income	(9,681)	(2,455)	(3,063)
Nondeductible expenses	5,058	5,176	64,514
Pre-tax items reported net of tax	(39,457)	(9,892)	(712,769)
Tax credits	(29,037)	(52,239)	(54,076)
Prior period tax return adjustment	10,746	10,586	(5,969)
Change in statutory valuation allowance	13,747	(2,432)	(11,576)
Change in tax rates	—	—	18,760
Change in uncertain tax positions	(241)	3,104	3,668
Deferred tax change on other items in surplus	(480,743)	207,024	140,162
Other	914	(13,466)	(15,823)

Total income tax reported	$129,926	$(231,534)	$119,317

On December 22, 2017, the TCJA reduced the federal tax rate to 21%. As a result, the Company reduced its net deferred tax asset balance by $18,760, excluding $42,500 of net deferred tax asset reduction on unrealized gains (losses) in the 2017 financial statements.

The effects of the U.S. tax reform were reflected in the 2017 financial statements as determined or as reasonably estimated provisional amounts based on available information subject to interpretation in accordance with the SEC’s Staff Accounting Bulletin No. 118 (SAB 118), as adopted by NAIC SAPWG INT 18-01. SAB 118 provides guidance on accounting for the effects of U.S. tax reform where the Company’s determinations are incomplete but the Company can determine a reasonable estimate. The TCJA related disclosures and figures in the 2018 financials represent final impacts with no estimated figures remaining.

The Company’s federal income tax return is consolidated with other included affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated

82

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2019.

The amounts, origination dates and expiration dates of operating loss and tax credit carryforwards available for tax purposes:

Description	Amounts	Origination Dates	Expiration Dates
Foreign Tax Credit	$13,747	12/31/2017	12/31/2027

Foreign Tax Credit Total	$13,747

General Business Credit	$29,094	12/31/2009	12/31/2029
General Business Credit	51,443	12/31/2010	12/31/2030
General Business Credit	46,730	12/31/2011	12/31/2031
General Business Credit	30,962	12/31/2012	12/31/2032
General Business Credit	24,765	12/31/2013	12/31/2033
General Business Credit	20,930	12/31/2014	12/31/2034
General Business Credit	18,131	12/31/2015	12/31/2035
General Business Credit	2,935	12/31/2016	12/31/2036
General Business Credit	5,189	12/31/2017	12/31/2037
General Business Credit	5,280	12/31/2018	12/31/2038
General Business Credit	10,431	12/31/2019	12/31/2039

General Business Credit Total	$245,890

Gross AMT Credit Recognized as:

(1) Gross AMT credit recognized as:
a. Current year recoverable	$14,515
b. Deferred tax asset (DTA)	—
(2) Beginning balance of AMT credit carryforward	14,515
(3) Amounts recovered	14,515
(4) Adjustments	—

(5) Ending balance of AMT credit carryforward (5=2-3-4)	—
(6) Reduction for sequestration	—
(7) Nonadmitted by reporting entity	—

(8) Reporting entity ending balance (8=5-6-7)	$—

The Company elected to account for its alternative minimum tax credit carryforward as a deferred tax asset.

83

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The total amount of the unrecognized tax benefits that if recognized, would affect the effective income tax rate:

Unrecognized Tax Benefits
Balance at January 1, 2018	$15,486
Tax positions taken during prior period	3,105

Balance at December 31, 2018	$18,591
Tax positions taken during prior period	(241)

Balance at December 31, 2019	$18,350

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the balance sheets as income taxes includes the following:

			Total payable
	Interest	Penalties	(receivable)
Balance at January 1, 2017	$11,926	$—	$11,926
Interest expense (benefit)	(5,815)	—	(5,815)
Cash received (paid)	(9,212)	—	(9,212)

Balance at December 31, 2017	$(3,101)	$—	$(3,101)
Interest expense (benefit)	2,727	—	2,727
Cash received (paid)	1,810	—	1,810

Balance at December 31, 2018	$1,436	$—	$1,436
Interest expense (benefit)	5,709	—	5,709

Balance at December 31, 2019	$7,145	$—	$7,145

The Company has no federal income tax returns currently under examination. The Internal Revenue Service completed its examination for years 2009 through 2013 resulting in tax return adjustments for which an appeals conference was requested. Federal income tax returns filed in 2014 through 2018 remain open, subject to potential future examination. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

10. Capital and Surplus

The Company had authorized 1,000,000 common stock shares at $10 per share par value of which 676,190 shares were issued and outstanding at December 31, 2019 and 2018.

The Company has 42,500 Series A preferred shares authorized, 0 shares issued and outstanding. On December 26, 2006, the Company repurchased its Series A preferred shares for $58,000. The Company previously reported 42,500 shares of Series A preferred stock outstanding at $10 par, carried as treasury stock. It has been determined that these shares were cancelled by operation of law as they were not stipulated by the Board of Directors to be treasury shares at the time they were repurchased. The cancellation and removal of the preferred stock had no impact to Capital and Surplus of the Company. The Company also has 250,000 Series B preferred non-voting shares authorized at $10 per share par value, of which 0 shares were issued and outstanding at December 31, 2019. The Company paid its parent company to redeem the Series B non-voting preferred stock at par value on the following dates: December 13, 2018: 55,930 shares for $559; December 27, 2017: 29,787 shares for $297 and December 22, 2016: 31,437 shares for $314.

84

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2020, without the prior approval of insurance regulatory authorities, is $3,053,498.

On December 20, 2019, the Company paid extraordinary common stock dividends of $725,000 to its parent company.

On June 21, 2019, the Company paid an extraordinary dividend of $400,000 split between a return of capital of $250,000 to its parent company and paid off the remaining balance of a surplus note of $150,000 to Transamerica Corporation (TA Corp).

On December 31, 2018, the Company provided a non-cash distribution of the Pension Plan for U.S. Agents of TLIC asset valued at $60,347 to its parent company in order to facilitate the approved plan merger of the Pension Plan for U.S. Agents of TLIC maintained by the Company into the Transamerica Employee Pension Plan maintained by TA Corp.

The Company paid an extraordinary preferred stock dividend and an extraordinary common stock dividend of $16,732 and $47,488, respectively, to its parent company on December 13, 2018.

The Company provided cash returns of capital to its parent company in the amount of $558,740 on December 13, 2018.

The Company paid an ordinary preferred stock dividend and an ordinary common stock dividend of $16,920 and $283,080, respectively, to its parent company on June 29, 2018.

Prior to the merger, TALIC paid an ordinary dividend of $200,000 to its parent company, TA Corp, on April 20, 2018.

On December 31, 2019, the Company received ordinary common stock dividends of $100,000 from TLIC Oakbrook Reinsurance, Inc. (TORI).

On December 20, 2019, the Company received $99,982 from Transamerica Financial Life Insurance Company (TFLIC) as consideration for repurchase of 821 of the Company’s common stock shares in TFLIC at $125 par value. These shares were subsequently cancelled by operation of law.

On December 17, 2019, the Company received a $28,220 common stock dividend from Transamerica Life (Bermuda) Ltd. (TLB).

85

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

On June 21, 2019, the Company received an ordinary common stock dividend of $9,075 from its affiliate, TFLIC.

On March 29, 2019, the Company received ordinary common stock dividend of $60,000 from LIICA Re II, Inc.

The Company received ordinary common stock dividends from TFLIC in the amount of $12,105 on June 29, 2018. On December 13, 2018, the Company received preferred stock dividends of $430 from TFLIC.

On December 18, 2018, the Company received common stock dividends of $23,520 from its subsidiary TLB.

On December 13, 2018, the Company received $7,162 from TFLIC as a redemption of preferred stock.

On August 6, 2018, the Company received a common stock dividend in the amount of $140,000 from Stonebridge Reinsurance Company (SRC) prior to its merger with LIICA Re II, Inc.

On December 31, 2018, the Company made a non-cash capital contribution in the amount of $1,971 to REAP 3A.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2019, the Company meets the minimum RBC requirements.

The Company’s surplus notes are held by TA Corp. These notes are due 20 years from the date of issuance at an interest rate of 6%, and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. The Company received approval from the IID prior to paying quarterly interest payments.

On June 21, 2019, the Company repaid in full its $150,000 surplus note with TA Corp. The Company received approval from the IID prior to its repayment of the surplus note as well as prior to making quarterly interest payments.

Additional information related to the outstanding surplus notes at December 31, 2019 and 2018 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest
2019	$—	$4,275	$148,275	$—
2018	$150,000	$9,000	$144,000	$2,250

86

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

11. Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2019 and 2018, respectively, securities with a fair value of $1,121,274 and $1,791,674 were on loan under securities lending agreements. At December 31, 2019 and 2018, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $1,246,827 and $1,835,122 at December 31, 2019 and 2018, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2019	2018
Open	$1,246,827	$1,842,557

Total	1,246,827	1,842,557
Securities received	—	—

Total collateral received	$1,246,827	$1,842,557

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

87

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The maturity dates of the reinvested securities lending collateral are as follows:

	2019		2018
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$43,483	$43,483	$245,460	$245,460
30 days or less	342,947	342,947	478,305	478,305
31 to 60 days	509,716	509,716	335,517	335,517
61 to 90 days	124,351	124,351	190,847	190,847
91 to 120 days	121,552	121,552	329,816	329,816
121 to 180 days	104,778	104,778	251,440	251,440
1 to 2 years	—	—	417	417
2 to 3 years	—	—	935	935
Greater than 3 years	—	—	2,385	2,385

Total	1,246,827	1,246,827	1,835,122	1,835,122
Securities received	—	—	—	—

Total collateral reinvested	$1,246,827	$1,246,827	$1,835,122	$1,835,122

Collateral for securities lending transactions that extend beyond one year from the report date is as follows:

Description of collateral	2019	2018
ABS Autos	$—	$1,352
ABS Credit Cards	—	2,385

Total collateral extending beyond one year of the reporting date	$—	$3,737

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $1,248,011 (fair value of $1,246,827) that are currently tradable securities that could be sold and used to pay for the $1,246,827 in collateral calls that could come due under a worst-case scenario.

12. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code (IRC). Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will match an amount up to three percent of the participant’s eligible earnings. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA). Benefits expense of $11,926, $12,769 and $13,133 was allocated to the Company for the years ended December 31, 2019, 2018 and 2017 respectively.

88

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula. The plan is subject to the reporting and disclosure requirements of ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the IRC.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $23,904, $23,481 and $30,676 for the years ended December 31, 2019, 2018 and 2017, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses was $5,037, $5,027 and $7,332 for the years ended December 31, 2019, 2018 and 2017, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2019, 2018 and 2017 was insignificant.

89

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

13. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also party to a service agreement with TFLIC, in which the Company provides services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, LLC whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The amount received by the Company as a result of being a party to these agreements was $920,368, $894,440 and $1,117,864 during 2019, 2018 and 2017, respectively. The amount paid as a result of being a party to these agreements was $559,946, $596,861 and $826,172 during 2019, 2018 and 2017, respectively. Fees charged between affiliates approximate their cost. The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the Transamerica Series Trust. The Company received $130,182, $138,490 and $150,063 for these services during 2019, 2018 and 2017, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $50,537, $40,865 and $37,060 for the years ended December 31, 2019, 2018 and 2017, respectively.

Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate. During 2019, 2018 and 2017, the Company received (paid) net interest of ($1,760), ($476) and ($869) from (to) affiliates, respectively. At December 31, 2019 and 2018, respectively, the Company reported net payables from affiliates of $29,972 and $44,462. Terms of settlement require that these amounts are settled within 60 days.

At December 31, 2019, the Company had short-term intercompany notes receivable of $240,300 as follows. In accordance with SSAP No. 25, Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
TA Corp	$77,700	September 4, 2020	2.04%
TA Corp	1,400	September 5, 2020	2.04%
TA Corp	43,700	September 19, 2020	2.04%
TA Corp	49,000	October 21, 2020	1.92%
TA Corp	43,500	December 26, 2020	1.61%
TA Corp	25,000	December 29, 2020	1.61%

90

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

At December 31, 2018, the Company had short-term intercompany notes receivable of $261,000.

Receivable from	Amount	Due By	Interest Rate
TA Corp	$220,500	December 13, 2019	2.31%
TA Corp	40,500	December 21, 2019	2.31%

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate, TPLIC. At December 31, 2019 and 2018, the cash surrender value of these policies was $182,753 and $179,004, respectively, and is included in Other assets on the balance sheets. In addition, the Company also issued life insurance policies to an affiliate, TPLIC, covering the lives of certain employees of that affiliate. Aggregate reserves for policies and contracts related to these policies are $170,124 and $167,126 at December 31, 2019 and 2018, respectively, and is included in Aggregate reserves for policies and contracts on the Balance Sheets.

The Company utilizes the look-through approach in valuing its investment in the following entities.

Real Estate Alternatives Portfolio 2, LLC	$22,345
Real Estate Alternatives Portfolio 3, LLC	$18,419
Real Estate Alternatives Portfolio 4 HR, LLC	$95,091
Real Estate Alternatives Portfolio 4 MR, LLC	$6,085
Aegon Multi-Family Equity Fund, LLC	$55,911
Aegon Workforce Housing Fund 2, L.P.	$154,601
Aegon Workforce Housing Fund 3, L.P.	$12,477
Natural Resources Alternatives Portfolio I, LLC	$170,193
Natural Resources Alternatives Portfolio II, LLC	$1
Natural Resources Alternatives Portfolio 3, LLC	$125,161
Zero Beta Fund, LLC	$257,897

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Effective December 31, 2017, the Company received a liquidating distribution from Investors Warranty of America, LLC (IWA), a wholly owned limited liability company reported using the equity method outlined in SSAP No. 48, fully redeeming the Company’s membership interest therein. The Company received $176,999 cash, $57,050 directly held real estate, $17,602 real estate LLC membership, $4,328 intercompany receivable, and $2,684 tax refund receivable in redemption of the Company’s equity method basis in IWA. The transaction resulted in a pre-tax realized loss of $39,953 reported on the Statements of Operations which is offset by a pre-tax $40,097 unrealized loss reduction that is reported on the Statement of Changes in Capital and Surplus.

91

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following tables shows the disclosures for all SCA investments, except 8bi entities, and balance sheet value (admitted and nonadmitted) as of December 31, 2019 and 2018:

December 31, 2019
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	54%	$12,963	$12,963	$—
GARNET ASSURANCE CORP	100	—	—	—
LIFE INVESTORS ALLIANCE LLC	100	—	—	—
ASIA INVESTMENT HOLDING LTD	100	—	—	—
AEGON FINANCIAL SERVICES GROUP	100	—	—	—
GARNET ASSURANCE CORP III	100	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$12,963	$12,963	$—

SSAP No. 97 8b(iv) Entities
TRANSAMERICA LIFE (BERMUDA) LTD	94%	$1,261,461	$1,261,461	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$1,261,461	$1,261,461	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$1,274,424	$1,274,424	$—

Aggregate Total	XXX	$1,274,424	$1,274,424	$—

December 31, 2018
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	54%	$22,419	$22,419	$—
GARNET ASSURANCE CORP	100	—	—	—
LIFE INVESTORS ALLIANCE LLC	100	—	—	—
AEGON FINANCIAL SERVICES GROUP	100	—	—	—
GARNET ASSURANCE CORP III	100	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$22,419	$22,419	$—

SSAP No. 97 8b(iv) Entities
TRANSAMERICA LIFE (BERMUDA) LTD	94%	$1,000,646	$1,000,646	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$1,000,646	$1,000,646	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$1,023,065	$1,023,065	$—

Aggregate Total	XXX	$1,023,065	$1,023,065	$—

92

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2019
SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	10/31/2019	$20,940	Y	N	I
GARNET ASSURANCE CORP	NA	—	—	—	—	I
LIFE INVESTORS ALLIANCE LLC	NA	—	—	—	—	I
ASIA INVESTMENT HOLDING LTD	NA	—	—	—	—	I
AEGON FINANCIAL SERVICES GROUP	NA	—	—	—	—	I
GARNET ASSURANCE CORP III	NA	—	—	—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$20,940	—	—	—

SSAP No. 97 8b(iv) Entities
TRANSAMERICA LIFE (BERMUDA) LTD	S2	1/21/2020	$608,633	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$608,633	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$629,573	—	—	—

Aggregate Total	—	—	$629,573	—	—	—

*	S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing
**	I – Immaterial or M – Material
(1)	NAIC Valuation Amount is as of the Filing Date to the NAIC

93

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

December 31, 2018
SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	12/21/2018	$16,471	Y	N	I
GARNET ASSURANCE CORP	NA	—	—	Y	N	I
LIFE INVESTORS ALLIANCE LLC	NA	—	—	Y	N	I
AEGON FINANCIAL SERVICES GROUP	NA	—	—	Y	N	I
GARNET ASSURANCE CORP III	NA	—	—	N	N	I

Total SSAP No. 97 8b(iii) Entities	—	—	$16,471	—	—	—

SSAP No. 97 8b(iv) Entities
TRANSAMERICA LIFE (BERMUDA) LTD	S2	10/8/2018	$815,587	N	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$815,587	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$832,058	—	—	—

Aggregate Total	—	—	$832,058	—	—	—

*	S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing
**	I – Immaterial or M – Material
(1)	NAIC Valuation Amount is as of the Filing Date to the NAIC

The Company reports an investment in the following insurance SCAs for which the reported statutory equity reflects a departure from NAIC SAP. Each of the insurance SCAs listed in the table below reflects an admitted asset, equal to the value of the letter of credit provided by an unaffiliated company, whereas this would not be an admitted asset recognized by SSAP No. 4, Assets and Non Admitted Assets.

LIICA Re II, Inc.	Excess of loss reinsurance asset
Pine Falls Re (PFRe)	Letter of credit
MLIC Re I, Inc. (MLIC Re)	Letter of credit

94

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company has two Limited Purpose Subsidiaries (LPS) with prescribed practices whereby under Iowa Administrative Code 191-99.11(3), the LPS are entitled to admit the following assets that would not be admissible under the NAIC SAP:

TLIC Oakbrook Reinsurance, Inc. (TORI)	Credit linked note
TLIC Watertree Reinsurance, Inc. (TWRI)	Excess of loss reinsurance asset

The monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per reported statutory equity, and amount of the investment if the insurance SCA has completed statutory financial statements in accordance with the NAIC SAP. The SCAs are valued in the Company’s financial statements at zero in accordance with SSAP No. 97.

	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity (Investments in Insurance SCA Entities)	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Reported Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*
LIICA Re II**	$—	$(2,298,765)	$—	$—
Pine Falls Re**	—	(1,100,000)	—	—
MLIC Re**	—	(770,000)	—	—
TLIC Oakbrook Reinsurance, Inc.	—	(3,383,614)	1,238,107	—
TLIC Watertree Reinsurance, Inc.	—	(858,258)	544,597	—

*	Per AP&P Manual (without permitted or prescribed practices)
**	The SCA is valued at zero in the Company’s financial statements

Had the above SCA entities not been permitted to recognize the letters of credit, excess of loss reinsurance assets, or the credit linked note as admitted assets in the financial statements, the risk-based capital would have been below the mandatory control level which would have triggered a regulatory event.

Information regarding the Company’s affiliated reinsurance transactions is available in Note 8. Reinsurance.

Information regarding the Company’s affiliated guarantees is available in Note 14. Commitments and Contingencies.

14. Commitments and Contingencies

At December 31, 2019 and 2018, the Company has mortgage loan commitments of $177,098 and $238,370, respectively.

The Company has contingent commitments of $732,478 and $718,870 as of December 31, 2019 and 2018, respectively, to provide additional funding for various joint ventures, partnerships, and limited liability companies, which includes LIHTC commitments of $26,728 and $55,107, respectively.

95

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company leases office buildings and equipment under various non-cancelable operating lease agreements. Rental expense for the years 2019 and 2018 was $12,478 and $11,086, respectively.

Private placement commitments outstanding as of December 31, 2019 and 2018 were $81,493 and $78,516, respectively.

The Company sold $101,473 and $1,658 of “to-be-announced” (TBA) securities as of December 31, 2019 and 2018, respectively. Due to different counterparties, the receivable related to these TBAs was not reclassed.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2019 and 2018, respectively, was $80,993 and $6,782.

At December 31, 2019 and 2018, securities in the amount of $46,975 and $254,930, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s balance sheets as the Company does not have the ability to sell or repledge the collateral.

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships. Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as a decrease in net investment income. No payments are required as of December 31, 2019. The current assessment of risk of making payments under these guarantees is remote.

The Company has guaranteed to the Monetary Authority of Singapore (MAS) that it will provide adequate funds to make up for any liquidity shortfall in its wholly-owned foreign life insurance subsidiary, Transamerica Life Bermuda LTD (TLB) (Singapore Branch), and continue to meet, pay and settle all present and future obligations of TLB. As of December 31, 2019, there is no payment or performance risk because TLB has adequate liquidity as of this date.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the

96

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency. An acceptable level of solvency is net assets at one hundred and fifty percent of the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation. As of December 31, 2019, there is no payment or performance risk because TLB is able to meet its obligations and has assets in excess of its liabilities by the prevailing level of solvency as of this date.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of Standard & Poor’s Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times. TLIC can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from Standard & Poor’s the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than TLIC’s then current rating or AA, whichever is lower. As of December 31, 2019, there is no payment or performance risk because TLB has adequate tangible net worth, sufficient cash to meet its obligations and an operating leverage ratio not in excess of 20 times as of this date.

The Company is not able to estimate the financial statement impact or the maximum potential amount of future payments it could be required to make under these three guarantees as they are considered to be unlimited under the provisions of SSAP No. 5R.

The Company has provided a guarantee to TLB’s (Singapore Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2019 and 2018, TLB holds related statutory-basis policy and claim reserves of $2,334,649 and $2,212,527, respectively, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2019, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company has provided a guarantee to TLB’s (Hong Kong Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2019 and 2018, TLB policies covered by this guarantee would have resulted in US statutory policy and claim reserves of $3,585,273 and $3,458,012, respectively, which would represent a fair measure of the maximum potential amount of future payments the Company under this guarantee based on the US statutory reserve requirements. TLB is a subsidiary of the Company and TLB has invested assets supporting these policies which mitigates this risk. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2019, there is no payment or performance risk because TLB is not insolvent as of this date.

97

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company did not recognize a liability for any of the TLB guarantees due to the adoption of SSAP No. 5R, as a liability is not required for guarantees to or on behalf of a wholly-owned subsidiary. Management monitors TLB’s financial condition, and there are no indications that TLB will become insolvent. As such, management feels the risk of payment under these guarantees on behalf of TLB is remote.

The Company is a party to a fee agreement with TLB whereby the Company continues to provide the guarantees with respect to TLB described in the paragraphs above. The Company received $577 and $587 under this agreement in 2019 and 2018, respectively.

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The direct statutory reserve established at December 31, 2019 and 2018 for the total payout block is $3,154,349 and $3,235,571, respectively. As this reserve is already recorded on the balance sheets of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

During 2019, the Company entered into an agreement with Aegon USA Realty Advisors, LLC to commit to purchase certain tax credit investments up to a maximum of $100,000. Under the terms of the agreement, the Company provides certain commitments to purchase tax credit investments that are part of tax credit funds in the event certain conditions are met. The Company did not acquire any tax credit investments during 2019 under this agreement. As of December 31, 2019, the commit to purchase amount is $47,890.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2019 and 2018:

	December 31
	2019	2018
Aggregate maximum potential of future payments of all guarantees (undiscounted)	$5,919,933	$5,670,570

Current liability recognized in financial statements:
Noncontingent liabilities	—	—

Contingent liabilities	—	—

Ultimate financial statement impact if action required:
Incurred claims	5,919,922	5,670,539
Other	11	31

Total impact if action required	$5,919,933	$5,670,570

98

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds for asset and liability management and spread lending purposes. The Company has determined the actual/estimated long-term maximum borrowing capacity as $3,472,120. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

At December 31, 2019 and 2018, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2019	2018
Membership Stock:
Class A	$—	$—
Class B	10,000	10,000
Activity Stock	32,800	123,400
Excess Stock	—	—

Total	$42,800	$133,400

At December 31, 2019 and 2018, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
December 31, 2019
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10,000

Total	$—	$—	$—	$10,000

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
December 31, 2018
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10,000

Total	$—	$—	$—	$10,000

99

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

At December 31, 2019 and 2018, the amount of collateral pledged and the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value
December 31, 2019
Total Collateral Pledged	$1,334,507	$1,259,059
Maximum Collateral Pledged	4,031,902	4,029,873

	Fair Value	Carry Value
December 31, 2018
Total Collateral Pledged	$4,379,240	$4,405,503
Maximum Collateral Pledged	5,176,835	5,131,250

At December 31, 2019 and 2018, the borrowings from the FHLB were as follows:

	December 31, 2019		December 31, 2018
	General Account	Funding Agreements Reserves Established	General Account	Funding Agreements Reserves Established
Debt[1]	$820,000	$—	$2,820,000	$—
Funding agreements[2]	—	—	265,000	266,742

Total	$820,000	$—	$3,085,000	$266,742

1 The maximum amount of borrowing during 2019 was $2,695,000

2 The maximum amount of borrowing during 2019 was $0

As of December 31, 2019, the weighted average interest rate on FHLB advances was 2.183% with a weighted average term of 2.3 years. As of December 31, 2018, the weighted average interest rate on FHLB advances was 2.602% with a weighted average term of 4.3 years.

At December 31, 2019, the borrowings from the FHLB were not subject to prepayment penalties.

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $1,953,828 and $1,905,244 as of December 31, 2019 and 2018, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans, where the plan sponsor retains ownership and control of the related plan assets and the Company provides book value benefit responsiveness to qualified participant withdrawals, in the event withdrawals requested exceeds plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit withdrawal needs and earns a market interest rate on these advances. A periodically adjusted contract-crediting rate is a means by which investment and benefit responsiveness experience is passed through to participants. In return for the book value benefit responsiveness guarantee, the Company receives a premium that varies based on such elements as benefit responsiveness exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines ensuring the appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements to have a material impact on the reported financial results. In compliance with statutory guidelines, no reserves were recorded at December 31, 2019.

100

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company is party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes includes substantial demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not to be material to the Company’s financial position.

The Company has been named in class actions and individual lawsuits relating to increases in monthly deduction rates (MDR) on universal life products. The Company continues to defend against various lawsuits initiated by opt outs of one federal class action filed in the Central District of California that was settled in 2018 and approved in 2019. While the settlement has been administered for participating class members, the Company continues to hold a provision for opt out policyholder litigation. The Company also continues to defend other class actions and individual actions relating to MDR increases on different blocks of universal life insurance policies.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $7,066 and $7,893 and an offsetting premium tax benefit $5,402 and $6,198 at December 31, 2019 and 2018, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $2,296, $400 and $216, for the years ended December 31, 2019, 2018 and 2017, respectively.

15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company is party to municipal repurchase agreements which were established via bilateral trades and accounted for as secured borrowings. For municipal repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business (non applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

101

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following tables provide information on the securities sold under the municipal repurchase agreements for four quarters of 2019 and 2018:

December 31, 2019
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
BACV	XXX	XXX	XXX	$113,025
Fair Value	$218,538	$207,007	$231,989	$125,603
Ending Balance
BACV	XXX	XXX	XXX	$113,025
Fair Value	$170,891	$207,007	$231,989	$125,603

December 31, 2018
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
BACV	XXX	XXX	XXX	$215,269
Fair Value	$171,138	$190,768	$225,811	$225,409
Ending Balance
BACV	XXX	XXX	XXX	$205,405
Fair Value	$171,138	$188,120	$225,811	$217,575

	2019			2018
	NAIC 1	NAIC 2	Total	NAIC 1	NAIC 2	Total
Bonds—BACV	$111,825	$1,200	$113,025	$193,398	$12,007	$205,405
Bonds—FV	124,403	1,200	125,603	205,526	12,049	217,575

These securities have maturity dates that range from 2020 to 2097.

102

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following table provides information on the cash collateral received and liability to return collateral under the municipal repurchase agreements for four quarters of 2019 and 2018:

December 31, 2019
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
Cash	$125,952	$157,496	$174,120	$99,794
Ending Balance (1)
Cash	$125,952	$154,345	$78,286	$97,858

(1)	The remaining collateral held was greater than 90 days from contractual maturity.

December 31, 2018
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
Cash	$122,018	$152,634	$167,228	$98,835
Ending Balance
Cash	$121,892	$148,082	$78,013	$95,515

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2019 and 2018, the Company had dollar repurchase agreements outstanding in the amount of $450,208 and $215,483, respectively, which is included in borrowed money on the balance sheets. Those amounts include accrued interest of $1,379 and $1,125, at December 31, 2019 and 2018, respectively. At December 31, 2019, securities with a book value of $550,333 and a fair value of $551,504 were subject to dollar repurchase agreements. These securities have maturity dates that range from October 1, 2034 to October 1, 2049. At December 31, 2018, securities with a book value of $371,260 and a fair value of $368,256 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value
	2019	2018
Open	$448,829	$214,357

Total	448,829	214,357
Securities received	—	—

Total collateral received	$448,829	$214,357

103

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2019 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gains (Losses)
Common stocks	6	$26	$12	$17

16. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2019 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

	December 31
	2019	2018
Balance Sheets
Total assets as reported in the Company’s Annual Statement	$130,191,350	$124,175,952
Increase in other assets	23,416	—
Increase in net deferred income tax asset	8,660	—

Total assets as reported in the accompanying audited statutory basis balance sheet	$130,223,426	$124,175,952

Total liabilities as reported in the Company’s Annual Statement	$123,630,600	$117,898,517
Increase in other liabilities	23,416	—
Increase in aggregate reserves for policies and contracts	41,240	—

Total liabilities as reported in the accompanying audited statutory basis balance sheet	$123,695,256	$117,898,517

Total capital and surplus as reported in the Company’s Annual Statement	$6,560,750	$6,277,435
Decrease in premiums	—	(14,950)
Increase in change in aggregate reserves	(41,240)	—
Increase in change in net deferred income tax asset	8,660	—
Increase in other changes—net	—	14,950

Total capital and surplus as reported in the accompanying audited statutory basis balance sheet	$6,528,170	$6,277,435

Statements of Operations
Statutory net income as reported in the Company’s Annual Statement	$3,335,262	$(1,408,868)
Decrease in premiums and other considerations	(653,203)	(635,470)
Decrease in fee revenue and other income	—	(5,700)
Decrease in surrender benefits	653,203	618,170
Increase in change in aggregate reserves	(41,240)	—
Increase in federal income tax (benefit) expense	—	(8,050)

Total net income as reported in the accompanying audited statutory basis statement of operations	$3,294,022	$(1,423,818)

The reconciling differences to the Annual Statement is driven by Management’s decision to revise prior year amounts. Please refer to Revision to Prior Years in Note 3 for further details.

104

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Other adjustments relate to actuarial modeling errors and reclassification errors. The Company considered the impacts of each of these errors to be not material both individually and in the aggregate and concluded that none were significant for individual categorization herein.

17. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheets date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the balance sheets date (Type I). The Company has not identified any Type I subsequent events for the year ended December 31, 2019 through April 27, 2020.

Events that are indicative of conditions that arose after the balance sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified Type II subsequent events for the year ended December 31, 2019.

Since January 2020, the Coronavirus disease (COVID-19) outbreak is causing disruption to business, markets, and industry. The Company is continuously monitoring the market, and the economic factors that impact the Company, to proactively manage the associated risks. At this point, management believes that the most significant risks the Company faces are related to financial markets (particularly credit, equity, and interest rates risks), and underwriting risks (particularly related to mortality, morbidity and policyholder behavior). As of the audit report release date, the Company continues to monitor and evaluate the impacts of the COVID-19 crisis on the Company’s 2020 results through the use of sensitivities and stress testing. While it is too early to provide long-term impacts, if any, management has determined the Company remains strongly capitalized with RBC remaining within target limits set by the capital management policy.

The Company is defending a class action lawsuit and individual lawsuits relating to increases in MDR on universal life products. A settlement announced in the class action lawsuit in early April 2020 will result in the establishment of an estimated $94,000 reserve, which will be reflected in the Company’s first quarter of 2020 results. If the settlement is ultimately approved by the court, the Company expects to fund the settlement in third or fourth quarter of 2020.

105

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2019

Attachment to Note 9

Entity Name	FEIN
Transamerica Corporation	42-1484983
Aegon Asset Management Services Inc	39-1884868
Aegon Direct Marketing Services Inc	42-1470697
Aegon Financial Services Group Inc	41-1479568
Aegon Institutional Markets Inc	61-1085329
Aegon Management Company	35-1113520
Aegon USA Real Estate Services Inc	61-1098396
Aegon USA Realty Advisors of CA	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Intersecurities Ins Agency	42-1517005
LIICA RE II	20-5927773
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Stonebridge Benefit Services Inc	75-2548428
Stonebridge Reinsurance Company	61-1497252
TCF Asset Management Corp	84-0642550

106

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2019

Attachment to Note 9

Entity Name	FEIN
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Riverwood Reinsurance Inc	45-3193055
TLIC Watertree Reinsurance, Inc.	81-3715574
Tranasmerica Advisors Life Insurance Company	91-1325756
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Agency Network Inc	61-1513662
Transamerica Asset Management	59-3403585
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Consumer Finance Holding Company	95-4631538
Transamerica Corporation (OREGON)	98-6021219
Transamerica Distribution Finance Overseas Inc	36-4254366
Transamerica Finance Corporation	95-1077235
Transamerica Financial Advisors	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Investors Securities Corp	13-3696753
Transamerica Leasing Holdings Inc	13-3452993
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc	52-1525601
Transamerica Small Business Capital Inc	36-4251204
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790

107

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2019

Attachment to Note 9

Entity Name	FEIN
United Financial Services Inc	52-1263786
WFG China Holdings Inc	20-2541057
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

108

Statutory-Basis Financial

Statement Schedules

109

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2019

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$4,124,054	$5,081,559	$4,306,199
States, municipalities and political subdivisions	1,315,704	1,407,331	1,315,705
Foreign governments	349,796	369,821	349,796
Hybrid securities	396,942	440,640	396,942
All other corporate bonds	19,066,967	21,344,844	19,043,825
Preferred stocks	115,659	109,845	111,630

Total fixed maturities	25,369,122	28,754,040	25,524,097
Equity securities
Common stocks:
Industrial, miscellaneous and all other	58,311	80,789	80,789

Total equity securities	58,311	80,789	80,789
Mortgage loans on real estate	5,096,613		5,096,613
Real estate	51,546		51,546
Policy loans	1,099,596		1,099,596
Other long-term investments	1,072,720		1,072,720
Receivable for securities	18,535		18,535
Securities lending	1,246,827		1,246,827
Cash, cash equivalents and short-term investments	1,453,503		1,453,503

Total investments	$35,466,773		$35,644,226

(1)	Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.
(2)

United States government and corporate bonds of $19,690 are held at fair value rather than amortized cost due to having an NAIC 6 rating. Two preferred stock securities are held at fair value of $1,037 due to having an NAIC 4 and 5 ratings.

110

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2019
Individual life	$10,421,944	$—	$341,604	$1,006,977	$642,673	$1,171,877	$422,774
Individual health	80,537	92,813	27,401	100,145	10,837	55,956	229,548
Group life and health	1,527,571	20,356	76,891	595,324	94,785	202,901	212,660
Annuity	14,094,715	—	33,330	10,443,660	896,030	13,853,202	(2,991,668)

	$26,124,767	$113,169	$479,226	$12,146,106	$1,644,325	$15,283,936	$(2,126,686)

Year ended December 31, 2018
Individual life	$11,337,912	$—	$378,855	$87,370	$746,129	$1,605,665	$803,671
Individual health	86,822	92,364	30,578	106,230	25,370	65,813	193,680
Group life and health	1,512,345	21,075	81,403	638,938	95,911	306,199	276,705
Annuity	14,244,431	—	37,065	9,980,980	658,084	16,182,017	(3,230,310)
Other	—	—	—	—	141,678	—	—

	$27,181,510	$113,439	$527,901	$10,813,518	$1,667,172	$18,159,694	$(1,956,254)

Year ended December 31, 2017
Individual life	$10,967,747	$—	$279,234	$(7,804,573)	$(1,001,846)	$(1,700,459)	$519,906
Individual health	100,420	91,784	27,176	(1,489,124)	1,344,780	(4,084,846)	(885,516)
Group life and health	1,528,445	23,229	100,510	508,023	238,217	(36,386)	186,023
Annuity	14,355,269	—	27,887	5,271,506	1,497,683	9,199,357	(2,544,778)
Other	—	—	—	—	437,448	—	—

	$26,951,881	$115,013	$434,807	$(3,514,168)	$2,516,282	$3,377,666	$(2,724,365)

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

111

Transamerica Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2019
Life insurance in force	$503,852,244	$774,726,771	$421,298,647	$150,424,120	280%

Premiums:
Individual life	$2,582,854	$2,821,951	$1,246,074	$1,006,977	124%
Individual health	529,850	432,873	3,168	100,145	3%
Group life and health	704,156	109,598	766	595,324	0%
Annuity	10,756,542	394,566	81,684	10,443,660	1%

	$14,573,402	$3,758,988	$1,331,692	$12,146,106	11%

Year ended December 31, 2018
Life insurance in force	$976,929,481	$831,268,672	$1,204	$145,662,013	0%

Premiums:
Individual life	$2,460,547	$3,668,683	$1,295,506	$87,370	1483%
Individual health	532,131	429,165	3,264	106,230	3%
Group life and health	753,426	131,816	17,328	638,938	3%
Annuity	10,102,616	199,520	77,884	9,980,980	1%

	$13,848,720	$4,429,184	$1,393,982	$10,813,518	13%

Year ended December 31, 2017
Life insurance in force	$537,551,597	$887,853,357	$484,570,357	$134,268,597	361%

Premiums:
Individual life	$2,452,523	$11,837,526	$1,580,429	$(7,804,574)	-20%
Individual health	530,052	2,022,968	3,792	(1,489,124)	0%
Group life and health	802,090	321,533	27,466	508,023	5%
Annuity	9,424,428	4,218,194	65,273	5,271,507	1%

	$13,209,093	$18,400,221	$1,676,960	$(3,514,168)	-48%

112

FINANCIAL STATEMENTS

Transamerica Life Insurance Company

Separate Account VA B

Years Ended December 31, 2019 and 2018

Transamerica Life Insurance Company

Separate Account VA B

Financial Statements

Years Ended December 31, 2019 and 2018

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Life Insurance Company and the Contract Owners of Separate Account VA B

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Separate Account VA B indicated in the table below as of December 31, 2019, and the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Separate Account VA B as of December 31, 2019, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB Balanced Wealth Strategy Class B Shares (1)	TA JPMorgan Asset Allocation - Conservative Initial Class (1)
AB Growth and Income Class B Shares (1)	TA JPMorgan Asset Allocation - Conservative Service Class (1)
AB Large Cap Growth Class B Shares (1)	TA JPMorgan Asset Allocation - Growth Initial Class (1)
American Funds - Asset Allocation Class 2 Shares (1)	TA JPMorgan Asset Allocation - Growth Service Class (1)
American Funds - Bond Class 2 Shares (1)	TA JPMorgan Asset Allocation - Moderate Initial Class (1)
American Funds - Growth Class 2 Shares (1)	TA JPMorgan Asset Allocation - Moderate Service Class (1)
American Funds - Growth-Income Class 2 Shares (1)	TA JPMorgan Asset Allocation - Moderate Growth Initial Class (1)
American Funds - International Class 2 Shares (1)	TA JPMorgan Asset Allocation - Moderate Growth Service Class (1)
BlackRock Basic Value V.I. Class I Shares (1)	TA JPMorgan Core Bond Service Class (1)
BlackRock Global Allocation V.I. Class I Shares (1)	TA JPMorgan Enhanced Index Initial Class (1)
BlackRock High Yield V.I. Class I Shares (1)	TA JPMorgan Enhanced Index Service Class (1)
DFA VA Equity Allocation (3)	TA JPMorgan International Moderate Growth Initial Class (1)
DFA VA Global Bond (3)	TA JPMorgan International Moderate Growth Service Class (1)
DFA VA Global Moderate Allocation (3)	TA JPMorgan Mid Cap Value Service Class (1)
DFA VA International Small (3)	TA JPMorgan Tactical Allocation Service Class (1)
DFA VA International Value (3)	TA Legg Mason Dynamic Allocation - Balanced Service Class (1)
DFA VA Short-Term Fixed (3)	TA Legg Mason Dynamic Allocation - Growth Service Class (1)
DFA VA U.S. Large Value (3)	TA Levin Large Cap Value Service Class (2)
DFA VA U.S. Targeted Value (3)	TA Madison Diversified Income Service Class (1)
Fidelity® VIP Balanced Service Class 2 (1)	TA Managed Risk - Balanced ETF Service Class (1)
Fidelity® VIP Contrafund® Initial Class (1)	TA Managed Risk - Conservative ETF Service Class (1)
Fidelity® VIP Contrafund® Service Class 2 (1)	TA Managed Risk - Growth ETF Service Class (1)
Fidelity® VIP Equity-Income Initial Class (1)	TA Market Participation Strategy Service Class (1)
Fidelity® VIP Equity-Income Service Class 2 (1)	TA Morgan Stanley Capital Growth Initial Class (1)
Fidelity® VIP Growth Initial Class (1)	TA Morgan Stanley Capital Growth Service Class (1)
Fidelity® VIP Growth Service Class 2 (1)	TA Multi-Managed Balanced Initial Class (1)
Fidelity® VIP Growth Opportunities Service Class 2 (1)	TA Multi-Managed Balanced Service Class (1)
Fidelity® VIP Mid Cap Initial Class (1)	TA Multi-Manager Alternative Strategies Service Class (1)
Fidelity® VIP Mid Cap Service Class 2 (1)	TA PIMCO Tactical - Balanced Service Class (1)
Fidelity® VIP Value Strategies Initial Class (1)	TA PIMCO Tactical - Conservative Service Class (1)
Fidelity® VIP Value Strategies Service Class 2 (1)	TA PIMCO Tactical - Growth Service Class (1)
Franklin Allocation Class 4 Shares (1)	TA PIMCO Total Return Initial Class (1)
Franklin Income Class 2 Shares (1)	TA PIMCO Total Return Service Class (1)
Franklin Mutual Shares Class 2 Shares (1)	TA PineBridge Inflation Opportunities Service Class (1)
Franklin Templeton Foreign Class 2 Shares (1)	TA ProFunds UltraBear Service Class (OAM) (1)
Invesco V.I. American Franchise Series II Shares (1)	TA QS Investors Active Asset Allocation - Conservative Service Class (1)
Janus Henderson - Enterprise Service Shares (1)	TA QS Investors Active Asset Allocation - Moderate Service Class (1)
Janus Henderson - Global Research Service Shares (1)	TA QS Investors Active Asset Allocation - Moderate Growth Service Class (1)
Janus Henderson - Mid Cap Value Service Shares (1)	TA Small/Mid Cap Value Initial Class (1)
MFS® New Discovery Service Class (1)	TA Small/Mid Cap Value Service Class (1)
MFS® Total Return Service Class (1)	TA T. Rowe Price Small Cap Initial Class (1)
NVIT Emerging Markets Class D Shares (1)	TA T. Rowe Price Small Cap Service Class (1)
Rational Insider Buying VA (1)	TA TS&W International Equity Initial Class (1)
Rational Trend Aggregation VA (1)	TA TS&W International Equity Service Class (1)
State Street Total Return V.I.S. Class 3 Shares (1)	TA U.S. Equity Index Service Class (1)
TA 60/40 Allocation Service Class (2)	TA WMC US Growth Initial Class (1)
TA Aegon High Yield Bond Initial Class (1)	TA WMC US Growth Service Class (1)
TA Aegon High Yield Bond Service Class (1)	Vanguard® - Capital Growth (3)
TA Aegon U.S. Government Securities Initial Class (1)	Vanguard® - Conservative Allocation (3)
TA Aegon U.S. Government Securities Service Class (1)	Vanguard® - Diversified Value (3)
TA American Funds Managed Risk - Balanced Service Class (1)	Vanguard® Balanced (3)
TA Barrow Hanley Dividend Focused Initial Class (1)	Vanguard® Equity Income (3)
TA Barrow Hanley Dividend Focused Service Class (1)	Vanguard® Equity Index (1)
TA BlackRock Global Allocation Service Class (1)	Vanguard® Global Bond Index (3)
TA BlackRock Global Allocation Managed Risk - Balanced Service Class (1)	Vanguard® Growth (3)
TA BlackRock Global Allocation Managed Risk - Growth Service Class (1)	Vanguard® High Yield Bond (3)
TA BlackRock Global Real Estate Securities Initial Class (1)	Vanguard® International (1)
TA BlackRock Global Real Estate Securities Service Class (1)	Vanguard® Mid-Cap Index (1)
TA BlackRock Government Money Market Initial Class (1)	Vanguard® Moderate Allocation (3)
TA BlackRock Government Money Market Service Class (1)	Vanguard® Money Market (3)
TA BlackRock iShares Edge 100 Service Class (1)	Vanguard® Real Estate Index (1)
TA BlackRock iShares Edge 40 Initial Class (1)	Vanguard® Short-Term Investment Grade (1)
TA BlackRock iShares Edge 40 Service Class (1)	Vanguard® Total Bond Market Index (1)
TA BlackRock iShares Edge 50 Service Class (1)	Vanguard® Total International Stock Market Index (3)
TA BlackRock iShares Edge 75 Service Class (1)	Vanguard® Total Stock Market Index (3)
TA BlackRock Tactical Allocation Service Class (1)	Voya Global Perspectives Class S Shares (1)
TA Greystone International Growth Initial Class (1)	Voya Large Cap Value Class S Shares (1)
TA Greystone International Growth Service Class (1)	Voya Strategic Allocation Conservative Class S Shares (1)
TA International Equity Index Service Class (1)	Voya Strategic Allocation Moderate Class S Shares (1)
TA Janus Balanced Service Class (1)	Wanger International (1)
TA Janus Mid-Cap Growth Initial Class (1)	Wanger USA (1)
TA Janus Mid-Cap Growth Service Class (1)

(1)	Statements of operations and changes in net assets for the years ended December 31, 2019 and 2018
(2)	Statements of operations and changes in net assets for the year ended December 31, 2019 and the period May 1, 2018 (commencement of operations) through December 31, 2018
(3)	Statements of operations and changes in net assets for the period December 23, 2019 (commencement of operations) through December 31, 2019

Basis for Opinions

These financial statements are the responsibility of the Transamerica Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Separate Account VA B based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Separate Account VA B in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 17, 2020

We have served as the auditor of one or more of the subaccounts of Separate Account VA B since 2014.

1

Transamerica Life Insurance Company

Separate Account VA B

Statements of Assets and Liabilities

December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values

AB Balanced Wealth Strategy Class B Shares	9,638,959.446	$104,466,016	$97,353,490	$89	$97,353,579	30,129,720	$1.538800	$15.183174
AB Growth and Income Class B Shares	8,399,792.657	248,635,654	249,977,829	(221)	249,977,608	66,912,738	1.645103	19.679929
AB Large Cap Growth Class B Shares	545,226.496	22,787,754	31,230,574	(184)	31,230,390	11,372,716	2.439752	17.177241
American Funds - Asset Allocation Class 2 Shares	34,429,316.062	759,903,722	819,073,429	(13)	819,073,416	194,454,343	1.857285	16.996598
American Funds - Bond Class 2 Shares	20,879,270.187	224,936,278	230,089,557	(174)	230,089,383	64,327,748	1.077985	11.323489
American Funds - Growth Class 2 Shares	8,435,191.738	614,574,894	679,623,398	231	679,623,629	60,243,138	2.493490	24.274122
American Funds - Growth-Income Class 2 Shares	11,547,324.381	539,908,587	578,290,005	(60)	578,289,945	55,567,642	2.373180	21.868044
American Funds - International Class 2 Shares	11,960,148.181	233,144,098	248,531,879	7	248,531,886	46,533,316	1.332038	14.760493
BlackRock Basic Value V.I. Class I Shares	1,455,733.209	21,242,688	20,016,332	(95)	20,016,237	6,249,446	2.327884	11.242195
BlackRock Global Allocation V.I. Class I Shares	625,717.661	10,066,626	10,712,286	-	10,712,286	4,729,879	1.899588	11.464901
BlackRock High Yield V.I. Class I Shares	489,421.952	3,582,718	3,636,405	15,448	3,651,853	1,340,935	2.238958	11.163125
DFA VA Equity Allocation	-	-	-	-	-	-	10.041461	10.042064
DFA VA Global Bond	-	-	-	-	-	-	10.008134	10.008736
DFA VA Global Moderate Allocation	-	-	-	-	-	-	10.028724	10.029328
DFA VA International Small	-	-	-	-	-	-	10.144432	10.145042
DFA VA International Value	-	-	-	-	-	-	10.031312	10.031917
DFA VA Short-Term Fixed	-	-	-	-	-	-	9.998584	9.999186
DFA VA U.S. Large Value	-	-	-	-	-	-	10.027809	10.028414
DFA VA U.S. Targeted Value	-	-	-	-	-	-	9.993026	9.993629
Fidelity® VIP Balanced Service Class 2	24,048,468.796	407,297,859	457,401,876	(154)	457,401,722	125,709,751	1.746019	17.713821
Fidelity® VIP Contrafund® Initial Class	5,604.854	177,882	208,332	18	208,350	44,170	2.285928	21.135276
Fidelity® VIP Contrafund® Service Class 2	18,597,752.819	608,345,801	671,378,877	87	671,378,964	122,971,431	1.961468	20.738773
Fidelity® VIP Equity-Income Initial Class	1,953.451	39,829	46,434	(3)	46,431	22,709	1.824600	12.435072
Fidelity® VIP Equity-Income Service Class 2	1,797,130.506	37,135,934	41,513,715	206	41,513,921	18,185,698	1.528339	12.479078
Fidelity® VIP Growth Initial Class	281.934	16,058	22,298	23	22,321	7,797	2.765269	17.388184
Fidelity® VIP Growth Service Class 2	505,016.689	25,244,719	39,103,442	97	39,103,539	14,824,936	2.304858	17.100992
Fidelity® VIP Growth Opportunities Service Class 2	62,524.105	1,814,403	3,004,283	36	3,004,319	862,593	2.648253	20.181601
Fidelity® VIP Mid Cap Initial Class	1,682.117	55,514	55,426	(1)	55,425	18,009	1.802422	17.954380
Fidelity® VIP Mid Cap Service Class 2	11,168,360.091	358,446,625	354,595,433	(222)	354,595,211	68,400,272	1.719714	17.617757
Fidelity® VIP Value Strategies Initial Class	25,624.049	336,664	341,056	(3)	341,053	81,496	1.887089	17.143663
Fidelity® VIP Value Strategies Service Class 2	12,477,084.556	165,107,507	167,567,246	138	167,567,384	41,539,468	0.431267	16.808811

See accompanying notes.	2

Transamerica Life Insurance Company

Separate Account VA B

Statements of Assets and Liabilities

December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values

Franklin Allocation Class 4 Shares	10,616,351.836	$75,726,255	$73,995,972	$(153)	$73,995,819	33,952,154	$1.488244	$11.522228
Franklin Income Class 2 Shares	3,633,493.294	54,766,986	57,808,878	(217)	57,808,661	36,589,063	1.370104	11.723515
Franklin Mutual Shares Class 2 Shares	728,887.681	13,070,300	13,710,377	59	13,710,436	9,029,439	1.331151	11.538677
Franklin Templeton Foreign Class 2 Shares	1,584,134.265	22,053,181	22,066,990	202	22,067,192	21,486,432	0.920506	10.693765
Invesco V.I. American Franchise Series II Shares	106,475.334	5,011,560	6,803,774	93	6,803,867	2,917,087	2.166813	15.806723
Janus Henderson - Enterprise Service Shares	286,101.332	14,662,586	22,868,079	(112)	22,867,967	7,606,776	1.941520	16.179423
Janus Henderson - Global Research Service Shares	455,212.030	14,576,564	25,159,569	32	25,159,601	16,122,487	1.157908	14.453939
Janus Henderson - Mid Cap Value Service Shares	194,613.216	3,041,365	3,137,165	(22)	3,137,143	1,112,449	1.874359	12.152028
MFS® New Discovery Service Class	2,480,009.181	40,298,245	44,689,765	92	44,689,857	12,964,008	2.091494	16.693531
MFS® Total Return Service Class	1,702,007.181	34,597,511	41,580,035	91	41,580,126	19,874,828	1.522898	12.155997
NVIT Emerging Markets Class D Shares	1,587.329	16,074	21,048	-	21,048	1,524	13.017488	13.897395
Rational Insider Buying VA	141,339.572	1,808,338	1,681,941	46	1,681,987	885,646	1.693544	12.852108
Rational Trend Aggregation VA	89,621.331	1,095,769	1,003,759	16	1,003,775	728,389	1.227518	9.616188
State Street Total Return V.I.S. Class 3 Shares	3,291,349.675	55,899,840	52,200,806	(15)	52,200,791	21,706,994	1.416357	14.248531
TA 60/40 Allocation Service Class	2,248,583.504	22,940,372	25,139,164	(3)	25,139,161	3,823,378	1.121332	11.552036
TA Aegon High Yield Bond Initial Class	9,303,741.049	71,917,649	72,383,105	(58)	72,383,047	29,667,346	1.308651	13.512196
TA Aegon High Yield Bond Service Class	19,657,031.182	155,697,313	155,487,117	87	155,487,204	31,316,439	1.490983	13.168392
TA Aegon U.S. Government Securities Initial Class	5,771,034.910	64,970,950	63,019,701	159	63,019,860	38,276,111	1.039926	10.629544
TA Aegon U.S. Government Securities Service Class	16,957,939.967	191,898,198	191,285,563	(248)	191,285,315	70,935,391	1.063947	10.715070
TA American Funds Managed Risk - Balanced Service Class	78,970,761.403	851,645,104	940,541,768	(678)	940,541,090	76,825,970	11.370637	12.842299
TA Barrow Hanley Dividend Focused Initial Class	14,346,254.284	257,629,082	323,794,959	223	323,795,182	116,924,848	1.403742	18.085286
TA Barrow Hanley Dividend Focused Service Class	7,259,204.100	157,044,415	163,985,421	183	163,985,604	39,289,800	1.481093	17.608666
TA BlackRock Global Allocation Service Class	75,523,449.144	1,014,801,203	1,137,383,144	(51)	1,137,383,093	409,496,790	1.313989	13.713017
TA BlackRock Global Allocation Managed Risk - Balanced Service Class	27,064,514.897	256,478,369	271,457,084	(16)	271,457,068	25,329,115	10.115370	11.522436
TA BlackRock Global Allocation Managed Risk - Growth Service Class	19,391,681.739	182,595,346	196,825,570	(149)	196,825,421	18,027,295	10.331526	12.056512
TA BlackRock Global Real Estate Securities Initial Class	3,140,656.849	38,793,643	42,084,802	131	42,084,933	14,634,220	1.179595	12.822063
TA BlackRock Global Real Estate Securities Service Class	6,106,239.584	79,989,152	86,036,916	(130)	86,036,786	24,184,329	1.139268	12.491824
TA BlackRock Government Money Market Initial Class	88,720,227.663	88,720,226	88,720,228	(338)	88,719,890	82,743,032	0.795145	10.003450
TA BlackRock Government Money Market Service Class	348,883,106.762	348,883,104	348,883,107	(1,879)	348,881,228	155,242,739	0.781551	10.030370
TA BlackRock iShares Edge 100 Service Class	3,471,120.426	43,847,627	49,637,022	(5)	49,637,017	3,371,713	12.829046	15.243939

See accompanying notes.	3

Transamerica Life Insurance Company

Separate Account VA B

Statements of Assets and Liabilities

December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values

TA BlackRock iShares Edge 40 Initial Class	1,916,544.436	$18,086,597	$17,996,352	$199	$17,996,551	9,936,931	$1.260072	$11.707637
TA BlackRock iShares Edge 40 Service Class	31,383,362.210	285,965,859	292,492,936	(7)	292,492,929	115,789,426	1.102629	12.913756
TA BlackRock iShares Edge 50 Service Class	23,763,504.249	277,436,287	301,321,234	(35)	301,321,199	24,058,879	11.544790	12.969490
TA BlackRock iShares Edge 75 Service Class	8,633,026.407	106,979,138	117,927,141	6	117,927,147	8,767,414	12.175006	13.962134
TA BlackRock Tactical Allocation Service Class	79,047,454.604	1,218,139,766	1,256,854,528	101	1,256,854,629	361,724,078	1.329769	14.348419
TA Greystone International Growth Initial Class	9,964,974.486	82,304,959	82,908,588	(285)	82,908,303	46,784,649	1.325532	13.829997
TA Greystone International Growth Service Class	12,493,319.025	102,883,962	101,695,617	(274)	101,695,343	19,878,211	1.195671	13.480466
TA International Equity Index Service Class	3,344,207.775	35,897,954	38,023,642	12	38,023,654	3,400,933	10.797802	11.473030
TA Janus Balanced Service Class	59,380,461.919	833,456,705	998,779,369	(111)	998,779,258	184,402,723	1.542530	17.294286
TA Janus Mid-Cap Growth Initial Class	2,206,842.298	68,762,464	87,346,818	(168)	87,346,650	38,655,012	1.795996	19.589675
TA Janus Mid-Cap Growth Service Class	3,895,869.876	122,238,320	146,913,253	103	146,913,356	20,310,940	1.757537	19.079610
TA JPMorgan Asset Allocation - Conservative Initial Class	14,693,708.022	154,014,406	156,634,928	5,869	156,640,797	83,056,161	1.329137	11.807140
TA JPMorgan Asset Allocation - Conservative Service Class	94,676,643.099	979,386,972	995,998,285	(139)	995,998,146	338,740,194	1.252921	13.167548
TA JPMorgan Asset Allocation - Growth Initial Class	22,041,455.730	233,943,541	276,399,855	28	276,399,883	116,876,305	1.595850	13.498283
TA JPMorgan Asset Allocation - Growth Service Class	17,994,377.428	205,915,440	223,490,168	11	223,490,179	56,218,037	1.387149	16.876109
TA JPMorgan Asset Allocation - Moderate Initial Class	31,221,828.156	345,763,441	374,974,156	(183)	374,973,973	179,888,900	1.437501	12.275583
TA JPMorgan Asset Allocation - Moderate Service Class	480,266,931.596	5,504,198,596	5,681,557,801	552	5,681,558,353	1,411,687,562	1.336856	14.180773
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	39,789,453.989	459,190,199	494,980,808	(22)	494,980,786	221,095,017	1.538250	12.821497
TA JPMorgan Asset Allocation - Moderate Growth Service Class	267,546,478.076	3,121,073,335	3,277,444,356	(342)	3,277,444,014	1,072,176,193	1.361843	15.374127
TA JPMorgan Core Bond Service Class	18,899,128.557	261,993,552	267,800,652	(41)	267,800,611	63,811,767	1.068445	11.413570
TA JPMorgan Enhanced Index Initial Class	6,152,098.175	116,501,696	135,407,681	(61)	135,407,620	41,798,145	2.119775	21.859789
TA JPMorgan Enhanced Index Service Class	3,628,558.471	72,128,186	79,574,287	19	79,574,306	9,090,987	2.036622	21.302258
TA JPMorgan International Moderate Growth Initial Class	10,039.520	92,143	100,194	1	100,195	69,370	1.444364	12.088324
TA JPMorgan International Moderate Growth Service Class	56,325,625.470	534,212,222	556,497,180	77	556,497,257	263,802,109	1.033962	12.909243
TA JPMorgan Mid Cap Value Service Class	14,870,175.048	253,320,500	237,476,696	(131)	237,476,565	41,359,300	1.593432	18.373288
TA JPMorgan Tactical Allocation Service Class	76,863,973.098	1,129,556,229	1,220,599,893	(232)	1,220,599,661	260,751,494	1.210690	12.911714
TA Legg Mason Dynamic Allocation - Balanced Service Class	80,751,084.556	956,794,307	1,048,149,078	(412)	1,048,148,666	188,777,088	1.165230	13.295055
TA Legg Mason Dynamic Allocation - Growth Service Class	32,685,101.838	405,925,360	447,785,895	(276)	447,785,619	87,000,387	1.291710	13.860477
TA Levin Large Cap Value Service Class	1,043,322.122	10,415,834	10,944,449	1	10,944,450	1,468,558	1.023956	10.548792

See accompanying notes.	4

Transamerica Life Insurance Company

Separate Account VA B

Statements of Assets and Liabilities

December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values

TA Madison Diversified Income Service Class	12,961,524.534	$160,619,844	$179,387,500	$36	$179,387,536	51,519,543	$1.413524	$13.855150
TA Managed Risk - Balanced ETF Service Class	434,141,720.803	5,020,032,773	5,570,038,278	(172)	5,570,038,106	1,162,728,895	1.182569	13.805374
TA Managed Risk - Conservative ETF Service Class	53,248,249.240	640,150,075	666,135,598	(134)	666,135,464	210,974,386	1.196153	13.194429
TA Managed Risk - Growth ETF Service Class	228,265,172.100	2,310,932,954	2,476,677,117	70	2,476,677,187	735,600,165	1.329704	14.924205
TA Market Participation Strategy Service Class	33,646,145.780	392,359,418	393,659,906	231	393,660,137	75,395,519	1.363611	14.947930
TA Morgan Stanley Capital Growth Initial Class	20,175,607.072	348,153,401	372,441,707	(54)	372,441,653	95,615,249	2.888357	17.724522
TA Morgan Stanley Capital Growth Service Class	20,339,644.935	355,524,882	362,045,680	136	362,045,816	31,609,616	2.705198	28.633381
TA Multi-Managed Balanced Initial Class	6,249,859.924	87,793,221	97,122,823	(78)	97,122,745	34,030,880	1.865642	12.838728
TA Multi-Managed Balanced Service Class	83,115,878.339	1,137,685,002	1,261,699,033	4	1,261,699,037	193,463,242	1.542353	16.935426
TA Multi-Manager Alternative Strategies Service Class	443,839.804	4,436,906	4,522,728	20	4,522,748	443,014	9.827363	10.759892
TA PIMCO Tactical - Balanced Service Class	43,786,414.528	511,401,860	545,140,861	(203)	545,140,658	133,079,664	1.182091	14.242665
TA PIMCO Tactical - Conservative Service Class	21,162,038.669	240,762,996	257,753,631	(35)	257,753,596	63,063,445	1.113454	13.812809
TA PIMCO Tactical - Growth Service Class	27,872,645.863	317,809,735	344,227,176	350	344,227,526	67,856,653	1.164471	14.795020
TA PIMCO Total Return Initial Class	13,825,519.653	157,691,120	162,588,111	(4,344)	162,583,767	97,537,181	1.098172	10.894618
TA PIMCO Total Return Service Class	61,924,133.866	709,625,584	721,416,160	104	721,416,264	289,976,616	1.129466	11.292052
TA PineBridge Inflation Opportunities Service Class	14,127,551.680	145,246,330	148,339,293	(198)	148,339,095	68,795,573	0.973687	10.721312
TA ProFunds UltraBear Service Class (OAM)	45,108,666.300	20,275,516	12,630,427	157	12,630,584	528,747,957	0.022659	4.277245
TA QS Investors Active Asset Allocation - Conservative Service Class	31,362,754.530	331,690,807	339,345,004	(70)	339,344,934	121,522,304	1.124829	12.586417
TA QS Investors Active Asset Allocation - Moderate Service Class	115,042,780.141	1,305,409,071	1,331,044,966	100	1,331,045,066	333,714,080	1.182371	12.826137
TA QS Investors Active Asset Allocation - Moderate Growth Service Class	45,590,290.803	506,728,044	522,008,830	304	522,009,134	167,991,889	1.175003	13.178551
TA Small/Mid Cap Value Initial Class	5,880,399.406	114,155,749	114,726,592	(1)	114,726,591	18,085,702	1.942232	18.992028
TA Small/Mid Cap Value Service Class	7,908,534.013	152,011,138	149,629,464	44	149,629,508	26,380,984	1.900955	18.502409
TA T. Rowe Price Small Cap Initial Class	8,305,717.561	118,224,478	136,379,882	(135)	136,379,747	39,725,671	2.428118	23.134489
TA T. Rowe Price Small Cap Service Class	20,488,630.326	289,856,030	313,680,930	94	313,681,024	32,292,237	2.376942	22.537792
TA TS&W International Equity Initial Class	5,968,314.763	76,770,672	83,257,991	(91)	83,257,900	40,250,949	1.148231	13.472175
TA TS&W International Equity Service Class	3,348,090.790	42,601,277	46,304,096	(36)	46,304,060	10,975,213	1.003110	13.122850
TA U.S. Equity Index Service Class	12,794,704.664	159,008,010	178,742,024	10	178,742,034	13,156,763	13.126540	13.947190
TA WMC US Growth Initial Class	13,404,650.160	378,000,559	460,449,733	(175)	460,449,558	169,149,426	2.277493	25.976133
TA WMC US Growth Service Class	6,655,482.170	186,840,832	222,359,659	(307)	222,359,352	29,264,303	2.120650	25.299834
Vanguard® - Capital Growth	-	-	-	-	-	-	9.996130	9.996734

See accompanying notes.	5

Transamerica Life Insurance Company

Separate Account VA B

Statements of Assets and Liabilities

December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values

Vanguard® - Conservative Allocation	-	$-	$-	$-	$-	-	$10.017464	$10.018067
Vanguard® - Diversified Value	-	-	-	-	-	-	10.029067	10.029672
Vanguard® Balanced	-	-	-	-	-	-	10.018668	10.019273
Vanguard® Equity Income	-	-	-	-	-	-	10.011008	10.011612
Vanguard® Equity Index	106,339.200	3,936,033	5,072,380	-	5,072,380	1,106,204	2.537585	22.233362
Vanguard® Global Bond Index	-	-	-	-	-	-	10.003255	10.003858
Vanguard® Growth	-	-	-	-	-	-	10.020892	10.021498
Vanguard® High Yield Bond	-	-	-	-	-	-	9.998584	9.999187
Vanguard® International	97,619.678	2,304,683	2,830,971	(1)	2,830,970	570,592	1.634573	17.439617
Vanguard® Mid-Cap Index	95,176.196	2,049,806	2,287,084	(4)	2,287,080	344,777	2.227928	20.015600
Vanguard® Moderate Allocation	-	-	-	-	-	-	10.025212	10.025816
Vanguard® Money Market	-	-	-	-	-	-	10.002871	10.003474
Vanguard® Real Estate Index	52,695.724	679,927	724,039	13	724,052	164,384	1.854851	15.769934
Vanguard® Short-Term Investment Grade	390,977.714	4,142,924	4,238,198	17	4,238,215	834,530	1.122082	11.056859
Vanguard® Total Bond Market Index	300,688.005	3,542,055	3,671,401	-	3,671,401	550,251	1.208206	11.323946
Vanguard® Total International Stock Market Index	-	-	-	-	-	-	10.064487	10.065095
Vanguard® Total Stock Market Index	-	-	-	-	-	-	10.026688	10.027294
Voya Global Perspectives Class S Shares	1,996.738	20,446	22,324	-	22,324	1,913	11.216562	11.895959
Voya Large Cap Value Class S Shares	100.952	1,109	1,215	1	1,216	93	12.302833	13.010274
Voya Strategic Allocation Conservative Class S Shares	-	-	-	-	-	-	11.168304	11.620652
Voya Strategic Allocation Moderate Class S Shares	-	-	-	-	-	-	11.748723	12.224651
Wanger International	14,225.175	378,706	369,855	(4)	369,851	58,273	1.574251	14.443439
Wanger USA	-	-	-	-	-	-	2.658889	21.867468

See accompanying notes.	6

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	AB Balanced Wealth Strategy Class B Shares	AB Growth and Income Class B Shares	AB Large Cap Growth Class B Shares	American Funds - Asset Allocation Class 2 Shares	American Funds -Bond Class 2 Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$99,946,976	$246,477,664	$32,262,769	$769,063,617	$217,547,968

Investment Income:
Reinvested Dividends	1,617,506	1,809,471	-	12,210,863	4,778,399
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,559,063	3,541,890	479,664	12,768,143	3,318,369

Net Investment Income (Loss)	58,443	(1,732,419)	(479,664)	(557,280)	1,460,030

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	7,238,786	27,505,699	3,650,529	32,935,152	270,918
Realized Gain (Loss) on Investments	(1,648,836)	8,700,569	3,039,944	21,372,558	(2,781,737)

Net Realized Capital Gains (Losses) on Investments	5,589,950	36,206,268	6,690,473	54,307,710	(2,510,819)
Net Change in Unrealized Appreciation (Depreciation)	(13,089,972)	(51,135,115)	(5,657,473)	(99,480,280)	(4,012,883)

Net Gain (Loss) on Investment	(7,500,022)	(14,928,847)	1,033,000	(45,172,570)	(6,523,702)

Net Increase (Decrease) in Net Assets Resulting from Operations	(7,441,579)	(16,661,266)	553,336	(45,729,850)	(5,063,672)

Increase (Decrease) in Net Assets from Contract Transactions	(7,300,359)	(17,928,909)	(5,077,892)	(45,576,136)	(15,297,282)

Total Increase (Decrease) in Net Assets	(14,741,938)	(34,590,175)	(4,524,556)	(91,305,986)	(20,360,954)

Net Assets as of December 31, 2018:	$85,205,038	$211,887,489	$27,738,213	$677,757,631	$197,187,014

Investment Income:
Reinvested Dividends	2,197,252	2,424,069	-	14,772,667	5,733,998
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,499,041	3,432,311	451,954	12,642,052	3,500,990

Net Investment Income (Loss)	698,211	(1,008,242)	(451,954)	2,130,615	2,233,008

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	11,398,615	25,480,824	3,928,335	38,619,469	-
Realized Gain (Loss) on Investments	(2,877,363)	2,342,042	2,842,313	13,318,368	(203,801)

Net Realized Capital Gains (Losses) on Investments	8,521,252	27,822,866	6,770,648	51,937,837	(203,801)
Net Change in Unrealized Appreciation (Depreciation)	4,633,018	18,829,483	2,037,962	77,270,939	13,177,362

Net Gain (Loss) on Investment	13,154,270	46,652,349	8,808,610	129,208,776	12,973,561

Net Increase (Decrease) in Net Assets Resulting from Operations	13,852,481	45,644,107	8,356,656	131,339,391	15,206,569

Increase (Decrease) in Net Assets from Contract Transactions	(1,703,940)	(7,553,988)	(4,864,479)	9,976,394	17,695,800

Total Increase (Decrease) in Net Assets	12,148,541	38,090,119	3,492,177	141,315,785	32,902,369

Net Assets as of December 31, 2019:	$97,353,579	$249,977,608	$31,230,390	$819,073,416	$230,089,383

See accompanying notes. (1) See Footnote 1	7

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	American Funds -Growth Class 2 Shares	American Funds -Growth- Income Class 2 Shares	American Funds - International Class 2 Shares	BlackRock Basic Value V.I. Class I Shares	BlackRock Global Allocation V.I. Class I Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$442,900,974	$420,162,453	$191,936,131	$21,702,345	$13,086,962

Investment Income:
Reinvested Dividends	2,124,919	6,343,618	3,595,577	369,139	108,826
Investment Expense:
Mortality and Expense Risk and Administrative Charges	8,094,717	7,278,774	3,342,873	308,551	181,201

Net Investment Income (Loss)	(5,969,798)	(935,156)	252,704	60,588	(72,375)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	48,391,290	30,234,362	9,573,365	2,139,347	425,765
Realized Gain (Loss) on Investments	4,457,417	(704,970)	3,201,138	678,010	281,818

Net Realized Capital Gains (Losses) on Investments	52,848,707	29,529,392	12,774,503	2,817,357	707,583
Net Change in Unrealized Appreciation (Depreciation)	(56,482,165)	(43,629,350)	(43,962,836)	(4,666,757)	(1,633,656)

Net Gain (Loss) on Investment	(3,633,458)	(14,099,958)	(31,188,333)	(1,849,400)	(926,073)

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,603,256)	(15,035,114)	(30,935,629)	(1,788,812)	(998,448)

Increase (Decrease) in Net Assets from Contract Transactions	9,037,082	4,385,777	25,793,760	(2,063,897)	(1,678,374)

Total Increase (Decrease) in Net Assets	(566,174)	(10,649,337)	(5,141,869)	(3,852,709)	(2,676,822)

Net Assets as of December 31, 2018:	$442,334,800	$409,513,116	$186,794,262	$17,849,636	$10,410,140

Investment Income:
Reinvested Dividends	4,454,126	8,813,275	3,346,694	459,455	132,353
Investment Expense:
Mortality and Expense Risk and Administrative Charges	9,038,879	7,932,926	3,531,148	294,258	165,744

Net Investment Income (Loss)	(4,584,753)	880,349	(184,454)	165,197	(33,391)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	56,711,549	49,216,940	5,420,086	1,618,482	352,740
Realized Gain (Loss) on Investments	5,286,158	(1,716,371)	843,451	3,117	112,093

Net Realized Capital Gains (Losses) on Investments	61,997,707	47,500,569	6,263,537	1,621,599	464,833
Net Change in Unrealized Appreciation (Depreciation)	80,035,525	55,795,378	34,483,647	2,013,108	1,168,797

Net Gain (Loss) on Investment	142,033,232	103,295,947	40,747,184	3,634,707	1,633,630

Net Increase (Decrease) in Net Assets Resulting from Operations	137,448,479	104,176,296	40,562,730	3,799,904	1,600,239

Increase (Decrease) in Net Assets from Contract Transactions	99,840,350	64,600,533	21,174,894	(1,633,303)	(1,298,093)

Total Increase (Decrease) in Net Assets	237,288,829	168,776,829	61,737,624	2,166,601	302,146

Net Assets as of December 31, 2019:	$679,623,629	$578,289,945	$248,531,886	$20,016,237	$10,712,286

See accompanying notes. (1) See Footnote 1	8

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	BlackRock High Yield V.I. Class I Shares	DFA VA Equity Allocation	DFA VA Global Bond	DFA VA Global Moderate Allocation	DFA VA International Small
	Subaccount	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)

Net Assets as of December 31, 2017:	$4,411,875	$-	$-	$-	$-

Investment Income:
Reinvested Dividends	219,471	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	58,048	-	-	-	-

Net Investment Income (Loss)	161,423	-	-	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	(1,123)	-	-	-	-

Net Realized Capital Gains (Losses) on Investments	(1,123)	-	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	(313,526)	-	-	-	-

Net Gain (Loss) on Investment	(314,649)	-	-	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	(153,226)	-	-	-	-

Increase (Decrease) in Net Assets from Contract Transactions	(645,691)	-	-	-	-

Total Increase (Decrease) in Net Assets	(798,917)	-	-	-	-

Net Assets as of December 31, 2018:	$3,612,958	$-	$-	$-	$-

Investment Income:
Reinvested Dividends	199,545	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	54,336	-	-	-	-

Net Investment Income (Loss)	145,209	-	-	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	(15,482)	-	-	-	-

Net Realized Capital Gains (Losses) on Investments	(15,482)	-	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	341,344	-	-	-	-

Net Gain (Loss) on Investment	325,862	-	-	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	471,071	-	-	-	-

Increase (Decrease) in Net Assets from Contract Transactions	(432,176)	-	-	-	-

Total Increase (Decrease) in Net Assets	38,895	-	-	-	-

Net Assets as of December 31, 2019:	$3,651,853	$-	$-	$-	$-

See accompanying notes. (1) See Footnote 1	9

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	DFA VA International Value	DFA VA Short-Term Fixed	DFA VA U.S. Large Value	DFA VA U.S. Targeted Value	Fidelity® VIP Balanced Service Class 2
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount

Net Assets as of December 31, 2017:	$-	$-	$-	$-	$382,158,570

Investment Income:
Reinvested Dividends	-	-	-	-	5,068,360
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	5,519,528

Net Investment Income (Loss)	-	-	-	-	(451,168)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	19,614,679
Realized Gain (Loss) on Investments	-	-	-	-	6,148,770

Net Realized Capital Gains (Losses) on Investments	-	-	-	-	25,763,449
Net Change in Unrealized Appreciation (Depreciation)	-	-	-	-	(48,459,536)

Net Gain (Loss) on Investment	-	-	-	-	(22,696,087)

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	-	-	(23,147,255)

Increase (Decrease) in Net Assets from Contract Transactions	-	-	-	-	5,923,849

Total Increase (Decrease) in Net Assets	-	-	-	-	(17,223,406)

Net Assets as of December 31, 2018:	$-	$-	$-	$-	$364,935,164

Investment Income:
Reinvested Dividends	-	-	-	-	6,623,149
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	5,855,846

Net Investment Income (Loss)	-	-	-	-	767,303

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	19,237,310
Realized Gain (Loss) on Investments	-	-	-	-	5,136,333

Net Realized Capital Gains (Losses) on Investments	-	-	-	-	24,373,643
Net Change in Unrealized Appreciation (Depreciation)	-	-	-	-	57,610,293

Net Gain (Loss) on Investment	-	-	-	-	81,983,936

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	-	-	82,751,239

Increase (Decrease) in Net Assets from Contract Transactions	-	-	-	-	9,715,319

Total Increase (Decrease) in Net Assets	-	-	-	-	92,466,558

Net Assets as of December 31, 2019:	$-	$-	$-	$-	$457,401,722

See accompanying notes. (1) See Footnote 1	10

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	Fidelity® VIP Contrafund® Initial Class	Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Equity-Income Initial Class	Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$258,065	$579,167,529	$43,356	$48,184,382	$18,642

Investment Income:
Reinvested Dividends	1,769	2,494,459	954	879,594	47
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,597	8,300,180	303	666,709	153
Net Investment Income (Loss)	172	(5,805,721)	651	212,885	(106)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	21,620	51,034,223	1,934	2,172,474	2,671
Realized Gain (Loss) on Investments	2,083	17,151,788	327	1,024,575	258
Net Realized Capital Gains (Losses) on Investments	23,703	68,186,011	2,261	3,197,049	2,929
Net Change in Unrealized Appreciation (Depreciation)	(40,170)	(105,225,469)	(6,659)	(7,643,072)	(2,912)
Net Gain (Loss) on Investment	(16,467)	(37,039,458)	(4,398)	(4,446,023)	17

Net Increase (Decrease) in Net Assets Resulting from Operations	(16,295)	(42,845,179)	(3,747)	(4,233,138)	(89)

Increase (Decrease) in Net Assets from Contract Transactions	(20,408)	(41,551,871)	(1,576)	(6,211,153)	(992)

Total Increase (Decrease) in Net Assets	(36,703)	(84,397,050)	(5,323)	(10,444,291)	(1,081)

Net Assets as of December 31, 2018:	$221,362	$494,770,479	$38,033	$37,740,091	$17,561

Investment Income:
Reinvested Dividends	943	1,315,196	864	720,868	53
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,599	8,431,892	306	606,408	158
Net Investment Income (Loss)	(656)	(7,116,696)	558	114,460	(105)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	28,268	65,307,186	2,679	2,708,730	1,223
Realized Gain (Loss) on Investments	11,284	4,777,581	247	552,417	245
Net Realized Capital Gains (Losses) on Investments	39,552	70,084,767	2,926	3,261,147	1,468
Net Change in Unrealized Appreciation (Depreciation)	26,129	84,849,473	6,428	5,636,243	4,343
Net Gain (Loss) on Investment	65,681	154,934,240	9,354	8,897,390	5,811

Net Increase (Decrease) in Net Assets Resulting from Operations	65,025	147,817,544	9,912	9,011,850	5,706

Increase (Decrease) in Net Assets from Contract Transactions	(78,037)	28,790,941	(1,514)	(5,238,020)	(946)

Total Increase (Decrease) in Net Assets	(13,012)	176,608,485	8,398	3,773,830	4,760

Net Assets as of December 31, 2019:	$208,350	$671,378,964	$46,431	$41,513,921	$22,321

See accompanying notes. (1) See Footnote 1	11

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	Fidelity® VIP Growth Service Class 2	Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Mid Cap Initial Class	Fidelity® VIP Mid Cap Service Class 2	Fidelity® VIP Value Strategies Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$40,016,140	$2,711,713	$108,346	$374,376,908	$330,169

Investment Income:
Reinvested Dividends	16,492	2,369	652	1,437,146	2,997
Investment Expense:
Mortality and Expense Risk and Administrative Charges	591,086	39,014	666	5,342,934	2,257
Net Investment Income (Loss)	(574,594)	(36,645)	(14)	(3,905,788)	740

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	5,700,663	150,648	8,670	32,160,139	14,038
Realized Gain (Loss) on Investments	3,611,091	474,380	654	6,025,991	(5,806)
Net Realized Capital Gains (Losses) on Investments	9,311,754	625,028	9,324	38,186,130	8,232
Net Change in Unrealized Appreciation (Depreciation)	(8,969,884)	(304,192)	(23,703)	(89,722,843)	(73,222)
Net Gain (Loss) on Investment	341,870	320,836	(14,379)	(51,536,713)	(64,990)

Net Increase (Decrease) in Net Assets Resulting from Operations	(232,724)	284,191	(14,393)	(55,442,501)	(64,250)

Increase (Decrease) in Net Assets from Contract Transactions	(6,087,010)	(649,439)	(11,283)	(30,103,231)	(10,630)

Total Increase (Decrease) in Net Assets	(6,319,734)	(365,248)	(25,676)	(85,545,732)	(74,880)

Net Assets as of December 31, 2018:	$33,696,406	$2,346,465	$82,670	$288,831,176	$255,289

Investment Income:
Reinvested Dividends	20,908	-	514	2,263,157	5,152
Investment Expense:
Mortality and Expense Risk and Administrative Charges	562,709	42,297	391	4,781,255	1,963
Net Investment Income (Loss)	(541,801)	(42,297)	123	(2,518,098)	3,189

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,381,287	229,667	9,939	35,860,054	27,000
Realized Gain (Loss) on Investments	2,699,314	148,960	(9,861)	(3,292,640)	(21,057)
Net Realized Capital Gains (Losses) on Investments	5,080,601	378,627	78	32,567,414	5,943
Net Change in Unrealized Appreciation (Depreciation)	5,689,979	537,896	15,696	31,784,357	79,266
Net Gain (Loss) on Investment	10,770,580	916,523	15,774	64,351,771	85,209

Net Increase (Decrease) in Net Assets Resulting from Operations	10,228,779	874,226	15,897	61,833,673	88,398

Increase (Decrease) in Net Assets from Contract Transactions	(4,821,646)	(216,372)	(43,142)	3,930,362	(2,634)

Total Increase (Decrease) in Net Assets	5,407,133	657,854	(27,245)	65,764,035	85,764

Net Assets as of December 31, 2019:	$39,103,539	$3,004,319	$55,425	$354,595,211	$341,053

See accompanying notes. (1) See Footnote 1	12

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	Fidelity® VIP Value Strategies Service Class 2	Franklin Allocation Class 4 Shares	Franklin Income Class 2 Shares	Franklin Mutual Shares Class 2 Shares	Franklin Templeton Foreign Class 2 Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$149,707,366	$104,865,929	$76,044,090	$17,081,386	$32,841,409

Investment Income:
Reinvested Dividends	1,011,720	2,663,278	3,328,980	368,906	777,061
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,073,720	1,536,772	1,023,792	233,440	441,133
Net Investment Income (Loss)	(1,062,000)	1,126,506	2,305,188	135,466	335,928

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	6,379,381	2,179,614	-	574,432	-
Realized Gain (Loss) on Investments	3,097,543	(43,118)	1,036,646	535,517	406,202
Net Realized Capital Gains (Losses) on Investments	9,476,924	2,136,496	1,036,646	1,109,949	406,202
Net Change in Unrealized Appreciation (Depreciation)	(35,838,580)	(12,814,671)	(7,030,985)	(2,802,329)	(5,652,067)
Net Gain (Loss) on Investment	(26,361,656)	(10,678,175)	(5,994,339)	(1,692,380)	(5,245,865)

Net Increase (Decrease) in Net Assets Resulting from Operations	(27,423,656)	(9,551,669)	(3,689,151)	(1,556,914)	(4,909,937)

Increase (Decrease) in Net Assets from Contract Transactions	(5,287,263)	(20,304,661)	(12,420,005)	(2,199,957)	(4,608,750)

Total Increase (Decrease) in Net Assets	(32,710,919)	(29,856,330)	(16,109,156)	(3,756,871)	(9,518,687)

Net Assets as of December 31, 2018:	$116,996,447	$75,009,599	$59,934,934	$13,324,515	$23,322,722

Investment Income:
Reinvested Dividends	2,122,018	2,521,846	3,242,366	243,769	396,020
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,078,951	1,253,233	888,397	202,021	346,481
Net Investment Income (Loss)	43,067	1,268,613	2,353,969	41,748	49,539

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	12,426,804	4,851,571	979,963	1,303,445	236,381
Realized Gain (Loss) on Investments	(1,185,482)	(1,012,709)	682,347	385,893	(95,813)
Net Realized Capital Gains (Losses) on Investments	11,241,322	3,838,862	1,662,310	1,689,338	140,568
Net Change in Unrealized Appreciation (Depreciation)	27,337,715	7,257,683	4,130,408	852,859	2,141,308
Net Gain (Loss) on Investment	38,579,037	11,096,545	5,792,718	2,542,197	2,281,876

Net Increase (Decrease) in Net Assets Resulting from Operations	38,622,104	12,365,158	8,146,687	2,583,945	2,331,415

Increase (Decrease) in Net Assets from Contract Transactions	11,948,833	(13,378,938)	(10,272,960)	(2,198,024)	(3,586,945)

Total Increase (Decrease) in Net Assets	50,570,937	(1,013,780)	(2,126,273)	385,921	(1,255,530)

Net Assets as of December 31, 2019:	$167,567,384	$73,995,819	$57,808,661	$13,710,436	$22,067,192

See accompanying notes. (1) See Footnote 1	13

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	Invesco V.I. American Franchise Series II Shares	Janus Henderson - Enterprise Service Shares	Janus Henderson - Global Research Service Shares	Janus Henderson - Mid Cap Value Service Shares	MFS® New Discovery Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$7,305,661	$22,591,758	$29,147,018	$3,228,213	$44,936,194

Investment Income:
Reinvested Dividends	-	30,151	264,104	26,976	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	109,445	336,993	410,761	44,126	682,331
Net Investment Income (Loss)	(109,445)	(306,842)	(146,657)	(17,150)	(682,331)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	466,002	1,110,104	-	267,993	6,339,944
Realized Gain (Loss) on Investments	540,953	1,657,479	2,273,173	21,836	1,658,627
Net Realized Capital Gains (Losses) on Investments	1,006,955	2,767,583	2,273,173	289,829	7,998,571
Net Change in Unrealized Appreciation (Depreciation)	(1,171,656)	(2,727,077)	(4,181,013)	(738,753)	(7,955,942)
Net Gain (Loss) on Investment	(164,701)	40,506	(1,907,840)	(448,924)	42,629

Net Increase (Decrease) in Net Assets Resulting from Operations	(274,146)	(266,336)	(2,054,497)	(466,074)	(639,702)

Increase (Decrease) in Net Assets from Contract Transactions	(1,117,449)	(2,568,178)	(4,185,499)	(196,035)	(6,673,551)

Total Increase (Decrease) in Net Assets	(1,391,595)	(2,834,514)	(6,239,996)	(662,109)	(7,313,253)

Net Assets as of December 31, 2018:	$5,914,066	$19,757,244	$22,907,022	$2,566,104	$37,622,941

Investment Income:
Reinvested Dividends	-	11,147	209,044	43,252	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	98,317	335,171	367,067	42,648	649,844
Net Investment Income (Loss)	(98,317)	(324,024)	(158,023)	604	(649,844)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	950,874	1,386,900	1,514,428	220,528	8,415,374
Realized Gain (Loss) on Investments	436,465	1,897,708	1,863,928	(424)	1,152,956
Net Realized Capital Gains (Losses) on Investments	1,387,339	3,284,608	3,378,356	220,104	9,568,330
Net Change in Unrealized Appreciation (Depreciation)	616,117	3,268,698	2,572,028	490,722	5,011,410
Net Gain (Loss) on Investment	2,003,456	6,553,306	5,950,384	710,826	14,579,740

Net Increase (Decrease) in Net Assets Resulting from Operations	1,905,139	6,229,282	5,792,361	711,430	13,929,896

Increase (Decrease) in Net Assets from Contract Transactions	(1,015,338)	(3,118,559)	(3,539,782)	(140,391)	(6,862,980)

Total Increase (Decrease) in Net Assets	889,801	3,110,723	2,252,579	571,039	7,066,916

Net Assets as of December 31, 2019:	$6,803,867	$22,867,967	$25,159,601	$3,137,143	$44,689,857

See accompanying notes. (1) See Footnote 1	14

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	MFS® Total Return Service Class	NVIT Emerging Markets Class D Shares	Rational Insider Buying VA	Rational Trend Aggregation VA	State Street Total Return V.I.S. Class 3 Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$50,663,588	$21,682	$2,476,679	$1,769,682	$57,477,545

Investment Income:
Reinvested Dividends	901,922	70	15,064	61,560	1,027,740
Investment Expense:
Mortality and Expense Risk and Administrative Charges	684,652	98	32,038	21,256	904,553
Net Investment Income (Loss)	217,270	(28)	(16,974)	40,304	123,187

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,076,836	-	100,840	-	10,847,520
Realized Gain (Loss) on Investments	1,923,864	82	(245,228)	(1,146)	1,253,802
Net Realized Capital Gains (Losses) on Investments	4,000,700	82	(144,388)	(1,146)	12,101,322
Net Change in Unrealized Appreciation (Depreciation)	(7,499,871)	(3,942)	9,063	(132,851)	(16,719,837)
Net Gain (Loss) on Investment	(3,499,171)	(3,860)	(135,325)	(133,997)	(4,618,515)

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,281,901)	(3,888)	(152,299)	(93,693)	(4,495,328)

Increase (Decrease) in Net Assets from Contract Transactions	(6,817,023)	(285)	(435,979)	(305,011)	(4,370,666)

Total Increase (Decrease) in Net Assets	(10,098,924)	(4,173)	(588,278)	(398,704)	(8,865,994)

Net Assets as of December 31, 2018:	$40,564,664	$17,509	$1,888,401	$1,370,978	$48,611,551

Investment Income:
Reinvested Dividends	874,270	414	-	28,140	1,070,124
Investment Expense:
Mortality and Expense Risk and Administrative Charges	618,768	93	26,092	16,336	815,848
Net Investment Income (Loss)	255,502	321	(26,092)	11,804	254,276

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,117,782	-	330,085	-	-
Realized Gain (Loss) on Investments	1,588,777	68	(315,862)	(42,404)	(2,003,683)
Net Realized Capital Gains (Losses) on Investments	2,706,559	68	14,223	(42,404)	(2,003,683)
Net Change in Unrealized Appreciation (Depreciation)	4,069,210	3,432	394,113	105,590	8,292,530
Net Gain (Loss) on Investment	6,775,769	3,500	408,336	63,186	6,288,847

Net Increase (Decrease) in Net Assets Resulting from Operations	7,031,271	3,821	382,244	74,990	6,543,123

Increase (Decrease) in Net Assets from Contract Transactions	(6,015,809)	(282)	(588,658)	(442,193)	(2,953,883)

Total Increase (Decrease) in Net Assets	1,015,462	3,539	(206,414)	(367,203)	3,589,240

Net Assets as of December 31, 2019:	$41,580,126	$21,048	$1,681,987	$1,003,775	$52,200,791

See accompanying notes. (1) See Footnote 1	15

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA 60/40 Allocation Service Class	TA Aegon High Yield Bond Initial Class	TA Aegon High Yield Bond Service Class	TA Aegon U.S. Government Securities Initial Class
	Subaccount(1)	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$-	$82,935,784	$157,652,721	$65,046,767

Investment Income:
Reinvested Dividends	-	4,803,811	9,081,105	1,801,119
Investment Expense:
Mortality and Expense Risk and Administrative Charges	27,257	1,134,796	2,197,967	909,475
Net Investment Income (Loss)	(27,257)	3,669,015	6,883,138	891,644

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	(9,588)	(662,004)	(1,048,014)	(2,543,945)
Net Realized Capital Gains (Losses) on Investments	(9,588)	(662,004)	(1,048,014)	(2,543,945)
Net Change in Unrealized Appreciation (Depreciation)	(361,181)	(5,738,382)	(11,960,675)	831,313
Net Gain (Loss) on Investment	(370,769)	(6,400,386)	(13,008,689)	(1,712,632)

Net Increase (Decrease) in Net Assets Resulting from Operations	(398,026)	(2,731,371)	(6,125,551)	(820,988)

Increase (Decrease) in Net Assets from Contract Transactions	7,957,827	(12,687,646)	(14,115,742)	(2,011,064)

Total Increase (Decrease) in Net Assets	7,559,801	(15,419,017)	(20,241,293)	(2,832,052)

Net Assets as of December 31, 2018:	$7,559,801	$67,516,767	$137,411,428	$62,214,715

Investment Income:
Reinvested Dividends	28,333	4,514,414	8,817,946	1,295,320
Investment Expense:
Mortality and Expense Risk and Administrative Charges	197,245	1,067,545	2,076,125	970,239
Net Investment Income (Loss)	(168,912)	3,446,869	6,741,821	325,081

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	21,063	-	-	-
Realized Gain (Loss) on Investments	109,459	(381,155)	(298,140)	(2,216,242)
Net Realized Capital Gains (Losses) on Investments	130,522	(381,155)	(298,140)	(2,216,242)
Net Change in Unrealized Appreciation (Depreciation)	2,559,973	5,346,463	10,448,923	4,869,715
Net Gain (Loss) on Investment	2,690,495	4,965,308	10,150,783	2,653,473

Net Increase (Decrease) in Net Assets Resulting from Operations	2,521,583	8,412,177	16,892,604	2,978,554

Increase (Decrease) in Net Assets from Contract Transactions	15,057,777	(3,545,897)	1,183,172	(2,173,409)

Total Increase (Decrease) in Net Assets	17,579,360	4,866,280	18,075,776	805,145

Net Assets as of December 31, 2019:	$25,139,161	$72,383,047	$155,487,204	$63,019,860

See accompanying notes. (1) See Footnote 1	16

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA Aegon U.S. Government Securities Service Class	TA American Funds Managed Risk -Balanced Service Class	TA Barrow Hanley Dividend Focused Initial Class	TA Barrow Hanley Dividend Focused Service Class	TA BlackRock Global Allocation Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$198,887,348	$652,612,767	$400,085,233	$184,816,342	$1,370,732,763

Investment Income:
Reinvested Dividends	4,495,288	6,179,142	7,680,832	3,230,567	14,147,367
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,637,035	9,593,574	5,359,548	2,467,327	17,717,611
Net Investment Income (Loss)	1,858,253	(3,414,432)	2,321,284	763,240	(3,570,244)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	23,701,607	-	-	13,664,203
Realized Gain (Loss) on Investments	(11,098,320)	9,808,407	35,262,540	12,052,134	17,963,660
Net Realized Capital Gains (Losses) on Investments	(11,098,320)	33,510,014	35,262,540	12,052,134	31,627,863
Net Change in Unrealized Appreciation (Depreciation)	7,982,314	(84,432,499)	(82,401,218)	(34,763,229)	(139,096,319)
Net Gain (Loss) on Investment	(3,116,006)	(50,922,485)	(47,138,678)	(22,711,095)	(107,468,456)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,257,753)	(54,336,917)	(44,817,394)	(21,947,855)	(111,038,700)

Increase (Decrease) in Net Assets from Contract Transactions	121,067,933	126,039,608	(56,370,913)	(23,679,473)	(158,671,215)

Total Increase (Decrease) in Net Assets	119,810,180	71,702,691	(101,188,307)	(45,627,328)	(269,709,915)

Net Assets as of December 31, 2018:	$318,697,528	$724,315,458	$298,896,926	$139,189,014	$1,101,022,848

Investment Income:
Reinvested Dividends	3,749,792	10,357,467	7,809,530	3,412,904	10,556,258
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,174,920	10,947,262	4,723,485	2,187,316	15,534,231
Net Investment Income (Loss)	574,872	(589,795)	3,086,045	1,225,588	(4,977,973)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	19,343,664	47,985,181	23,577,688	46,258,602
Realized Gain (Loss) on Investments	(868,591)	7,909,277	16,832,285	6,478,014	15,236,495
Net Realized Capital Gains (Losses) on Investments	(868,591)	27,252,941	64,817,466	30,055,702	61,495,097
Net Change in Unrealized Appreciation (Depreciation)	11,436,754	96,675,825	(5,112,750)	(1,348,904)	112,916,895
Net Gain (Loss) on Investment	10,568,163	123,928,766	59,704,716	28,706,798	174,411,992

Net Increase (Decrease) in Net Assets Resulting from Operations	11,143,035	123,338,971	62,790,761	29,932,386	169,434,019

Increase (Decrease) in Net Assets from Contract Transactions	(138,555,248)	92,886,661	(37,892,505)	(5,135,796)	(133,073,774)

Total Increase (Decrease) in Net Assets	(127,412,213)	216,225,632	24,898,256	24,796,590	36,360,245

Net Assets as of December 31, 2019:	$191,285,315	$940,541,090	$323,795,182	$163,985,604	$1,137,383,093

See accompanying notes. (1) See Footnote 1	17

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA BlackRock Global Allocation Managed Risk - Balanced Service Class	TA BlackRock Global Allocation Managed Risk - Growth Service Class	TA BlackRock Global Real Estate Securities Initial Class	TA BlackRock Global Real Estate Securities Service Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$198,315,259	$208,532,393	$45,370,142	$87,690,297

Investment Income:
Reinvested Dividends	2,586,089	2,550,098	3,489,249	6,318,328
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,867,457	2,758,739	611,899	1,140,464
Net Investment Income (Loss)	(281,368)	(208,641)	2,877,350	5,177,864

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	1,672,362	-	-
Realized Gain (Loss) on Investments	(1,264,990)	(1,212,505)	846,951	67,515
Net Realized Capital Gains (Losses) on Investments	(1,264,990)	459,857	846,951	67,515
Net Change in Unrealized Appreciation (Depreciation)	(19,185,140)	(23,964,658)	(8,522,670)	(14,750,973)
Net Gain (Loss) on Investment	(20,450,130)	(23,504,801)	(7,675,719)	(14,683,458)

Net Increase (Decrease) in Net Assets Resulting from Operations	(20,731,498)	(23,713,442)	(4,798,369)	(9,505,594)

Increase (Decrease) in Net Assets from Contract Transactions	39,190,066	(5,419,377)	(4,880,100)	(9,960,648)

Total Increase (Decrease) in Net Assets	18,458,568	(29,132,819)	(9,678,469)	(19,466,242)

Net Assets as of December 31, 2018:	$216,773,827	$179,399,574	$35,691,673	$68,224,055

Investment Income:
Reinvested Dividends	7,293,995	6,251,984	370,613	466,477
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,172,228	2,536,294	616,460	1,103,251
Net Investment Income (Loss)	4,121,767	3,715,690	(245,847)	(636,774)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	(676,577)	(805,233)	580,149	370,381
Net Realized Capital Gains (Losses) on Investments	(676,577)	(805,233)	580,149	370,381
Net Change in Unrealized Appreciation (Depreciation)	26,642,324	25,498,256	8,035,199	15,958,137
Net Gain (Loss) on Investment	25,965,747	24,693,023	8,615,348	16,328,518

Net Increase (Decrease) in Net Assets Resulting from Operations	30,087,514	28,408,713	8,369,501	15,691,744

Increase (Decrease) in Net Assets from Contract Transactions	24,595,727	(10,982,866)	(1,976,241)	2,120,987

Total Increase (Decrease) in Net Assets	54,683,241	17,425,847	6,393,260	17,812,731

Net Assets as of December 31, 2019:	$271,457,068	$196,825,421	$42,084,933	$86,036,786

See accompanying notes. (1) See Footnote 1	18

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA BlackRock Government Money Market Initial Class	TA BlackRock Government Money Market Service Class	TA BlackRock iShares Edge 100 Service Class	TA BlackRock iShares Edge 40 Initial Class	TA BlackRock iShares Edge 40 Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$89,165,490	$296,558,369	$39,921,039	$19,894,941	$324,322,394

Investment Income:
Reinvested Dividends	1,579,630	2,621,215	499,500	351,672	5,013,195
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,363,382	4,237,802	484,094	273,732	4,171,345
Net Investment Income (Loss)	216,248	(1,616,587)	15,406	77,940	841,850

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	487,976	-	-
Realized Gain (Loss) on Investments	-	-	2,206,755	563,431	6,384,143
Net Realized Capital Gains (Losses) on Investments	-	-	2,694,731	563,431	6,384,143
Net Change in Unrealized Appreciation (Depreciation)	-	-	(5,174,265)	(1,671,886)	(24,843,508)
Net Gain (Loss) on Investment	-	-	(2,479,534)	(1,108,455)	(18,459,365)

Net Increase (Decrease) in Net Assets Resulting from Operations	216,248	(1,616,587)	(2,464,128)	(1,030,515)	(17,617,515)

Increase (Decrease) in Net Assets from Contract Transactions	3,354,828	44,939,274	(2,536,990)	(2,026,981)	(29,431,955)

Total Increase (Decrease) in Net Assets	3,571,076	43,322,687	(5,001,118)	(3,057,496)	(47,049,470)

Net Assets as of December 31, 2018:	$92,736,566	$339,881,056	$34,919,921	$16,837,445	$277,272,924

Investment Income:
Reinvested Dividends	1,686,454	5,653,632	626,168	391,854	5,645,815
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,366,550	4,440,272	473,704	261,366	3,904,379
Net Investment Income (Loss)	319,904	1,213,360	152,464	130,488	1,741,436

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	1,219,459	2,317,945	37,870,056
Realized Gain (Loss) on Investments	-	-	1,898,312	226,711	5,303,499
Net Realized Capital Gains (Losses) on Investments	-	-	3,117,771	2,544,656	43,173,555
Net Change in Unrealized Appreciation (Depreciation)	-	-	5,075,222	(458,790)	(8,549,938)
Net Gain (Loss) on Investment	-	-	8,192,993	2,085,866	34,623,617

Net Increase (Decrease) in Net Assets Resulting from Operations	319,904	1,213,360	8,345,457	2,216,354	36,365,053

Increase (Decrease) in Net Assets from Contract Transactions	(4,336,580)	7,786,812	6,371,639	(1,057,248)	(21,145,048)

Total Increase (Decrease) in Net Assets	(4,016,676)	9,000,172	14,717,096	1,159,106	15,220,005

Net Assets as of December 31, 2019:	$88,719,890	$348,881,228	$49,637,017	$17,996,551	$292,492,929

See accompanying notes. (1) See Footnote 1	19

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA BlackRock iShares Edge 50 Service Class	TA BlackRock iShares Edge 75 Service Class	TA BlackRock Tactical Allocation Service Class	TA Greystone International Growth Initial Class	TA Greystone International Growth Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$63,218,179	$26,367,946	$1,483,799,252	$86,501,729	$116,136,840

Investment Income:
Reinvested Dividends	934,670	366,297	13,538,055	1,034,176	1,010,086
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,192,147	475,470	19,357,222	1,215,170	1,461,482
Net Investment Income (Loss)	(257,477)	(109,173)	(5,819,167)	(180,994)	(451,396)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	553,348	210,784	61,423,750	439,658	545,933
Realized Gain (Loss) on Investments	1,188,982	815,599	14,676,114	3,167,716	2,772,957
Net Realized Capital Gains (Losses) on Investments	1,742,330	1,026,383	76,099,864	3,607,374	3,318,890
Net Change in Unrealized Appreciation (Depreciation)	(6,443,198)	(4,774,889)	(146,301,675)	(20,077,369)	(23,762,175)
Net Gain (Loss) on Investment	(4,700,868)	(3,748,506)	(70,201,811)	(16,469,995)	(20,443,285)

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,958,345)	(3,857,679)	(76,020,978)	(16,650,989)	(20,894,681)

Increase (Decrease) in Net Assets from Contract Transactions	78,270,232	37,636,794	(173,996,350)	731,991	(10,800,517)

Total Increase (Decrease) in Net Assets	73,311,887	33,779,115	(250,017,328)	(15,918,998)	(31,695,198)

Net Assets as of December 31, 2018:	$136,530,066	$60,147,061	$1,233,781,924	$70,582,731	$84,441,642

Investment Income:
Reinvested Dividends	1,969,582	878,838	27,573,072	1,259,165	1,298,907
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,483,236	1,113,578	17,551,880	1,135,974	1,270,664
Net Investment Income (Loss)	(513,654)	(234,740)	10,021,192	123,191	28,243

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	328,264	343,237	58,205,494	12,642,872	15,913,433
Realized Gain (Loss) on Investments	1,523,470	1,664,980	9,408,834	1,389,794	(55,812)
Net Realized Capital Gains (Losses) on Investments	1,851,734	2,008,217	67,614,328	14,032,666	15,857,621
Net Change in Unrealized Appreciation (Depreciation)	25,003,545	12,561,203	104,577,838	3,340,386	5,485,976
Net Gain (Loss) on Investment	26,855,279	14,569,420	172,192,166	17,373,052	21,343,597

Net Increase (Decrease) in Net Assets Resulting from Operations	26,341,625	14,334,680	182,213,358	17,496,243	21,371,840

Increase (Decrease) in Net Assets from Contract Transactions	138,449,508	43,445,406	(159,140,653)	(5,170,671)	(4,118,139)

Total Increase (Decrease) in Net Assets	164,791,133	57,780,086	23,072,705	12,325,572	17,253,701

Net Assets as of December 31, 2019:	$301,321,199	$117,927,147	$1,256,854,629	$82,908,303	$101,695,343

See accompanying notes. (1) See Footnote 1	20

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA International Equity Index Service Class	TA Janus Balanced Service Class	TA Janus Mid-Cap Growth Initial Class	TA Janus Mid-Cap Growth Service Class	TA JPMorgan Asset Allocation - Conservative Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$6,948,109	$836,976,066	$73,761,288	$83,552,225	$171,462,292

Investment Income:
Reinvested Dividends	59,350	12,660,967	45,377	-	3,001,075
Investment Expense:
Mortality and Expense Risk and Administrative Charges	183,098	11,792,056	1,155,201	1,297,601	2,489,809
Net Investment Income (Loss)	(123,748)	868,911	(1,109,824)	(1,297,601)	511,266

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	33,317	20,853,678	3,366,181	4,267,026	6,774,998
Realized Gain (Loss) on Investments	(77,179)	19,406,380	2,475,641	(16,669)	860,650
Net Realized Capital Gains (Losses) on Investments	(43,862)	40,260,058	5,841,822	4,250,357	7,635,648
Net Change in Unrealized Appreciation (Depreciation)	(2,630,636)	(54,836,781)	(6,344,302)	(6,211,549)	(16,899,790)
Net Gain (Loss) on Investment	(2,674,498)	(14,576,723)	(502,480)	(1,961,192)	(9,264,142)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,798,246)	(13,707,812)	(1,612,304)	(3,258,793)	(8,752,876)

Increase (Decrease) in Net Assets from Contract Transactions	12,117,307	17,648,306	(4,246,526)	6,073,369	(16,065,938)

Total Increase (Decrease) in Net Assets	9,319,061	3,940,494	(5,858,830)	2,814,576	(24,818,814)

Net Assets as of December 31, 2018:	$16,267,170	$840,916,560	$67,902,458	$86,366,801	$146,643,478

Investment Income:
Reinvested Dividends	334,189	12,795,919	59,569	-	4,021,659
Investment Expense:
Mortality and Expense Risk and Administrative Charges	337,267	12,702,405	1,224,394	1,618,318	2,369,211
Net Investment Income (Loss)	(3,078)	93,514	(1,164,825)	(1,618,318)	1,652,448

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	41,824,793	4,349,173	6,837,388	5,700,562
Realized Gain (Loss) on Investments	(135,583)	20,844,499	1,641,706	1,897,475	(878,145)
Net Realized Capital Gains (Losses) on Investments	(135,583)	62,669,292	5,990,879	8,734,863	4,822,417
Net Change in Unrealized Appreciation (Depreciation)	4,464,035	105,890,877	18,470,273	24,665,173	10,925,791
Net Gain (Loss) on Investment	4,328,452	168,560,169	24,461,152	33,400,036	15,748,208

Net Increase (Decrease) in Net Assets Resulting from Operations	4,325,374	168,653,683	23,296,327	31,781,718	17,400,656

Increase (Decrease) in Net Assets from Contract Transactions	17,431,110	(10,790,985)	(3,852,135)	28,764,837	(7,403,337)

Total Increase (Decrease) in Net Assets	21,756,484	157,862,698	19,444,192	60,546,555	9,997,319

Net Assets as of December 31, 2019:	$38,023,654	$998,779,258	$87,346,650	$146,913,356	$156,640,797

See Accompanying Notes. (1) See Footnote 1	21

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA JPMorgan Asset Allocation - Conservative Service Class	TA JPMorgan Asset Allocation - Growth Initial Class	TA JPMorgan Asset Allocation - Growth Service Class	TA JPMorgan Asset Allocation - Moderate Initial Class	TA JPMorgan Asset Allocation - Moderate Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$1,060,315,451	$298,478,723	$221,484,340	$416,447,113	$5,252,747,161

Investment Income:
Reinvested Dividends	15,847,756	5,223,935	3,521,544	6,928,437	81,347,678
Investment Expense:
Mortality and Expense Risk and Administrative Charges	13,742,943	4,305,863	3,002,950	5,997,673	69,686,661
Net Investment Income (Loss)	2,104,813	918,072	518,594	930,764	11,661,017

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	41,677,776	18,191,915	14,076,903	18,845,225	256,019,570
Realized Gain (Loss) on Investments	4,529,697	19,457,960	10,244,804	11,850,980	61,697,605
Net Realized Capital Gains (Losses) on Investments	46,207,473	37,649,875	24,321,707	30,696,205	317,717,175
Net Change in Unrealized Appreciation (Depreciation)	(103,685,355)	(70,044,986)	(49,804,894)	(57,132,801)	(677,778,857)
Net Gain (Loss) on Investment	(57,477,882)	(32,395,111)	(25,483,187)	(26,436,596)	(360,061,682)

Net Increase (Decrease) in Net Assets Resulting from Operations	(55,373,069)	(31,477,039)	(24,964,593)	(25,505,832)	(348,400,665)

Increase (Decrease) in Net Assets from Contract Transactions	(94,266,024)	(27,107,213)	(17,341,615)	(30,993,241)	14,217,256

Total Increase (Decrease) in Net Assets	(149,639,093)	(58,584,252)	(42,306,208)	(56,499,073)	(334,183,409)

Net Assets as of December 31, 2018:	$910,676,358	$239,894,471	$179,178,132	$359,948,040	$4,918,563,752

Investment Income:
Reinvested Dividends	21,899,427	4,527,036	3,022,979	7,966,067	103,500,480
Investment Expense:
Mortality and Expense Risk and Administrative Charges	12,634,475	4,008,069	2,792,683	5,593,563	68,505,750
Net Investment Income (Loss)	9,264,952	518,967	230,296	2,372,504	34,994,730

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	34,604,041	23,963,437	18,922,082	20,645,466	302,364,885
Realized Gain (Loss) on Investments	(245,861)	8,989,542	6,110,169	6,471,186	31,801,302
Net Realized Capital Gains (Losses) on Investments	34,358,180	32,952,979	25,032,251	27,116,652	334,166,187
Net Change in Unrealized Appreciation (Depreciation)	62,790,804	22,457,917	17,953,400	20,801,701	350,549,046
Net Gain (Loss) on Investment	97,148,984	55,410,896	42,985,651	47,918,353	684,715,233

Net Increase (Decrease) in Net Assets Resulting from Operations	106,413,936	55,929,863	43,215,947	50,290,857	719,709,963

Increase (Decrease) in Net Assets from Contract Transactions	(21,092,148)	(19,424,451)	1,096,100	(35,264,924)	43,284,638

Total Increase (Decrease) in Net Assets	85,321,788	36,505,412	44,312,047	15,025,933	762,994,601

Net Assets as of December 31, 2019:	$995,998,146	$276,399,883	$223,490,179	$374,973,973	$5,681,558,353

See Accompanying Notes. (1) See Footnote 1	22

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA JPMorgan Asset Allocation - Moderate Growth Initial Class	TA JPMorgan Asset Allocation - Moderate Growth Service Class	TA JPMorgan Core Bond Service Class	TA JPMorgan Enhanced Index Initial Class	TA JPMorgan Enhanced Index Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$524,868,709	$3,718,610,494	$234,929,539	$127,335,985	$67,683,559

Investment Income:
Reinvested Dividends	9,390,133	58,762,585	6,770,495	1,384,628	572,214
Investment Expense:
Mortality and Expense Risk and Administrative Charges	7,650,250	51,355,778	3,040,880	1,848,269	951,427
Net Investment Income (Loss)	1,739,883	7,406,807	3,729,615	(463,641)	(379,213)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	26,047,189	187,392,076	-	5,424,515	2,840,685
Realized Gain (Loss) on Investments	14,059,267	69,163,160	(1,159,861)	10,283,542	2,899,333
Net Realized Capital Gains (Losses) on Investments	40,106,456	256,555,236	(1,159,861)	15,708,057	5,740,018
Net Change in Unrealized Appreciation (Depreciation)	(83,530,865)	(562,233,629)	(5,870,507)	(24,335,163)	(10,260,406)
Net Gain (Loss) on Investment	(43,424,409)	(305,678,393)	(7,030,368)	(8,627,106)	(4,520,388)

Net Increase (Decrease) in Net Assets Resulting from Operations	(41,684,526)	(298,271,586)	(3,300,753)	(9,090,747)	(4,899,601)

Increase (Decrease) in Net Assets from Contract Transactions	(33,202,167)	(307,003,337)	575,578	(7,223,910)	(5,547,398)

Total Increase (Decrease) in Net Assets	(74,886,693)	(605,274,923)	(2,725,175)	(16,314,657)	(10,446,999)

Net Assets as of December 31, 2018:	$449,982,016	$3,113,335,571	$232,204,364	$111,021,328	$57,236,560

Investment Income:
Reinvested Dividends	10,297,797	62,033,956	5,829,954	1,473,131	667,969
Investment Expense:
Mortality and Expense Risk and Administrative Charges	7,203,295	45,805,115	3,207,349	1,867,272	961,506
Net Investment Income (Loss)	3,094,502	16,228,841	2,622,605	(394,141)	(293,537)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	39,638,519	273,114,762	-	14,476,252	8,244,698
Realized Gain (Loss) on Investments	7,508,112	36,546,559	(7,598)	3,942,233	2,224,941
Net Realized Capital Gains (Losses) on Investments	47,146,631	309,661,321	(7,598)	18,418,485	10,469,639
Net Change in Unrealized Appreciation (Depreciation)	28,677,461	207,656,012	13,619,569	13,119,264	6,856,296
Net Gain (Loss) on Investment	75,824,092	517,317,333	13,611,971	31,537,749	17,325,935

Net Increase (Decrease) in Net Assets Resulting from Operations	78,918,594	533,546,174	16,234,576	31,143,608	17,032,398

Increase (Decrease) in Net Assets from Contract Transactions	(33,919,824)	(369,437,731)	19,361,671	(6,757,316)	5,305,348

Total Increase (Decrease) in Net Assets	44,998,770	164,108,443	35,596,247	24,386,292	22,337,746

Net Assets as of December 31, 2019:	$494,980,786	$3,277,444,014	$267,800,611	$135,407,620	$79,574,306

See Accompanying Notes. (1) See Footnote 1	23

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA JPMorgan International Moderate Growth Initial Class	TA JPMorgan International Moderate Growth Service Class	TA JPMorgan Mid Cap Value Service Class	TA JPMorgan Tactical Allocation Service Class	TA Legg Mason Dynamic Allocation - Balanced Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$95,215	$660,356,626	$234,010,120	$1,290,836,386	$1,134,168,274

Investment Income:
Reinvested Dividends	2,233	13,470,218	1,432,946	22,962,363	15,067,413
Investment Expense:
Mortality and Expense Risk and Administrative Charges	419	8,981,260	3,201,315	15,281,519	14,001,932
Net Investment Income (Loss)	1,814	4,488,958	(1,768,369)	7,680,844	1,065,481

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	939	6,298,142	5,152,137	33,757,295	-
Realized Gain (Loss) on Investments	174	12,472,817	(15,026,561)	16,392,735	9,338,234
Net Realized Capital Gains (Losses) on Investments	1,113	18,770,959	(9,874,424)	50,150,030	9,338,234
Net Change in Unrealized Appreciation (Depreciation)	(14,415)	(107,695,361)	(17,979,187)	(112,457,264)	(58,464,232)
Net Gain (Loss) on Investment	(13,302)	(88,924,402)	(27,853,611)	(62,307,234)	(49,125,998)

Net Increase (Decrease) in Net Assets Resulting from Operations	(11,488)	(84,435,444)	(29,621,980)	(54,626,390)	(48,060,517)

Increase (Decrease) in Net Assets from Contract Transactions	760	(38,544,128)	(18,266,603)	(84,627,921)	(98,479,266)

Total Increase (Decrease) in Net Assets	(10,728)	(122,979,572)	(47,888,583)	(139,254,311)	(146,539,783)

Net Assets as of December 31, 2018:	$84,487	$537,377,054	$186,121,537	$1,151,582,075	$987,628,491

Investment Income:
Reinvested Dividends	2,172	11,037,318	2,563,789	24,774,954	16,395,325
Investment Expense:
Mortality and Expense Risk and Administrative Charges	412	7,716,048	3,049,410	14,706,061	13,284,556
Net Investment Income (Loss)	1,760	3,321,270	(485,621)	10,068,893	3,110,769

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	7,630	44,291,180	20,249,433	14,785,175	25,956,607
Realized Gain (Loss) on Investments	39	5,339,556	(9,376,975)	12,322,780	9,350,639
Net Realized Capital Gains (Losses) on Investments	7,669	49,630,736	10,872,458	27,107,955	35,307,246
Net Change in Unrealized Appreciation (Depreciation)	5,186	27,838,581	35,147,700	81,596,842	100,709,631
Net Gain (Loss) on Investment	12,855	77,469,317	46,020,158	108,704,797	136,016,877

Net Increase (Decrease) in Net Assets Resulting from Operations	14,615	80,790,587	45,534,537	118,773,690	139,127,646

Increase (Decrease) in Net Assets from Contract Transactions	1,093	(61,670,384)	5,820,491	(49,756,104)	(78,607,471)

Total Increase (Decrease) in Net Assets	15,708	19,120,203	51,355,028	69,017,586	60,520,175

Net Assets as of December 31, 2019:	$100,195	$556,497,257	$237,476,565	$1,220,599,661	$1,048,148,666

See Accompanying Notes. (1) See Footnote 1	24

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA Legg Mason Dynamic Allocation - Growth Service Class	TA Levin Large Cap Value Service Class	TA Madison Diversified Income Service Class	TA Managed Risk - Balanced ETF Service Class	TA Managed Risk - Conservative ETF Service Class
	Subaccount	Subaccount(1)	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$502,210,785	$-	$130,445,023	$6,047,882,818	$771,558,640

Investment Income:
Reinvested Dividends	5,806,082	1,482	1,976,292	97,641,728	13,084,632
Investment Expense:
Mortality and Expense Risk and Administrative Charges	6,449,680	6,380	1,800,864	73,668,583	9,394,838
Net Investment Income (Loss)	(643,598)	(4,898)	175,428	23,973,145	3,689,794

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	5,124	2,720,664	-	4,837,108
Realized Gain (Loss) on Investments	3,828,946	(30,272)	1,968,821	54,494,346	5,410,902
Net Realized Capital Gains (Losses) on Investments	3,828,946	(25,148)	4,689,485	54,494,346	10,248,010
Net Change in Unrealized Appreciation (Depreciation)	(30,755,065)	(179,166)	(7,617,650)	(404,234,504)	(48,743,422)
Net Gain (Loss) on Investment	(26,926,119)	(204,314)	(2,928,165)	(349,740,158)	(38,495,412)

Net Increase (Decrease) in Net Assets Resulting from Operations	(27,569,717)	(209,212)	(2,752,737)	(325,767,013)	(34,805,618)

Increase (Decrease) in Net Assets from Contract Transactions	(44,624,255)	2,309,422	8,095,572	(423,881,274)	(65,065,173)

Total Increase (Decrease) in Net Assets	(72,193,972)	2,100,210	5,342,835	(749,648,287)	(99,870,791)

Net Assets as of December 31, 2018:	$430,016,813	$2,100,210	$135,787,858	$5,298,234,531	$671,687,849

Investment Income:
Reinvested Dividends	6,040,645	16,101	2,462,521	107,283,277	13,679,281
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,936,951	78,908	2,118,885	68,568,677	8,529,586
Net Investment Income (Loss)	103,694	(62,807)	343,636	38,714,600	5,149,695

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	15,179,641	20,620	4,200,418	142,916,040	32,802,567
Realized Gain (Loss) on Investments	2,775,208	(3,336)	3,250,970	45,100,331	5,395,206
Net Realized Capital Gains (Losses) on Investments	17,954,849	17,284	7,451,388	188,016,371	38,197,773
Net Change in Unrealized Appreciation (Depreciation)	44,595,902	707,781	11,824,331	497,514,740	25,540,454
Net Gain (Loss) on Investment	62,550,751	725,065	19,275,719	685,531,111	63,738,227

Net Increase (Decrease) in Net Assets Resulting from Operations	62,654,445	662,258	19,619,355	724,245,711	68,887,922

Increase (Decrease) in Net Assets from Contract Transactions	(44,885,639)	8,181,982	23,980,323	(452,442,136)	(74,440,307)

Total Increase (Decrease) in Net Assets	17,768,806	8,844,240	43,599,678	271,803,575	(5,552,385)

Net Assets as of December 31, 2019:	$447,785,619	$10,944,450	$179,387,536	$5,570,038,106	$666,135,464

See Accompanying Notes. (1) See Footnote 1	25

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA Managed Risk - Growth ETF Service Class	TA Market Participation Strategy Service Class	TA Morgan Stanley Capital Growth Initial Class	TA Morgan Stanley Capital Growth Service Class	TA Multi-Managed Balanced Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$2,942,924,332	$434,408,630	$126,618,578	$91,705,626	$91,688,505

Investment Income:
Reinvested Dividends	43,797,138	1,514,085	-	-	1,305,412
Investment Expense:
Mortality and Expense Risk and Administrative Charges	36,526,279	5,722,074	2,191,411	1,627,984	1,343,982
Net Investment Income (Loss)	7,270,859	(4,207,989)	(2,191,411)	(1,627,984)	(38,570)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	22,758,494	25,470,999	20,904,609	3,575,667
Realized Gain (Loss) on Investments	30,891,031	8,288,939	9,831,505	4,864,513	1,675,709
Net Realized Capital Gains (Losses) on Investments	30,891,031	31,047,433	35,302,504	25,769,122	5,251,376
Net Change in Unrealized Appreciation (Depreciation)	(259,742,997)	(42,625,001)	(26,946,700)	(21,201,498)	(9,700,319)
Net Gain (Loss) on Investment	(228,851,966)	(11,577,568)	8,355,804	4,567,624	(4,448,943)

Net Increase (Decrease) in Net Assets Resulting from Operations	(221,581,107)	(15,785,557)	6,164,393	2,939,640	(4,487,513)

Increase (Decrease) in Net Assets from Contract Transactions	(336,695,914)	(36,532,420)	1,930,545	14,089,524	(3,108,542)

Total Increase (Decrease) in Net Assets	(558,277,021)	(52,317,977)	8,094,938	17,029,164	(7,596,055)

Net Assets as of December 31, 2018:	$2,384,647,311	$382,090,653	$134,713,516	$108,734,790	$84,092,450

Investment Income:
Reinvested Dividends	42,797,231	3,518,646	-	-	1,506,296
Investment Expense:
Mortality and Expense Risk and Administrative Charges	32,281,521	5,336,769	2,887,113	2,548,949	1,351,658
Net Investment Income (Loss)	10,515,710	(1,818,123)	(2,887,113)	(2,548,949)	154,638

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	212,911,928	58,220,832	12,616,763	14,649,508	5,711,081
Realized Gain (Loss) on Investments	18,804,655	4,359,375	12,126,792	5,416,085	996,245
Net Realized Capital Gains (Losses) on Investments	231,716,583	62,580,207	24,743,555	20,065,593	6,707,326
Net Change in Unrealized Appreciation (Depreciation)	160,009,671	621,541	20,999,733	16,433,537	9,445,988
Net Gain (Loss) on Investment	391,726,254	63,201,748	45,743,288	36,499,130	16,153,314

Net Increase (Decrease) in Net Assets Resulting from Operations	402,241,964	61,383,625	42,856,175	33,950,181	16,307,952

Increase (Decrease) in Net Assets from Contract Transactions	(310,212,088)	(49,814,141)	194,871,962	219,360,845	(3,277,657)

Total Increase (Decrease) in Net Assets	92,029,876	11,569,484	237,728,137	253,311,026	13,030,295

Net Assets as of December 31, 2019:	$2,476,677,187	$393,660,137	$372,441,653	$362,045,816	$97,122,745

See Accompanying Notes. (1) See Footnote 1	26

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA Multi-Managed Balanced Service Class	TA Multi-Manager Alternative Strategies Service Class	TA PIMCO Tactical - Balanced Service Class	TA PIMCO Tactical - Conservative Service Class	TA PIMCO Tactical - Growth Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$1,284,175,277	$1,693,399	$628,788,296	$282,866,000	$373,518,260

Investment Income:
Reinvested Dividends	14,847,460	22,797	18,658,999	8,809,747	10,869,857
Investment Expense:
Mortality and Expense Risk and Administrative Charges	16,189,595	28,603	7,944,792	3,617,385	4,918,397
Net Investment Income (Loss)	(1,342,135)	(5,806)	10,714,207	5,192,362	5,951,460

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	48,714,193	-	42,700,937	16,690,186	35,212,761
Realized Gain (Loss) on Investments	20,819,384	(23,217)	4,423,636	778,339	2,226,561
Net Realized Capital Gains (Losses) on Investments	69,533,577	(23,217)	47,124,573	17,468,525	37,439,322
Net Change in Unrealized Appreciation (Depreciation)	(128,885,983)	(139,444)	(104,778,512)	(39,474,660)	(74,559,617)
Net Gain (Loss) on Investment	(59,352,406)	(162,661)	(57,653,939)	(22,006,135)	(37,120,295)

Net Increase (Decrease) in Net Assets Resulting from Operations	(60,694,541)	(168,467)	(46,939,732)	(16,813,773)	(31,168,835)

Increase (Decrease) in Net Assets from Contract Transactions	(109,676,702)	1,286,925	(67,325,248)	(28,255,348)	(31,289,447)

Total Increase (Decrease) in Net Assets	(170,371,243)	1,118,458	(114,264,980)	(45,069,121)	(62,458,282)

Net Assets as of December 31, 2018:	$1,113,804,034	$2,811,857	$514,523,316	$237,796,879	$311,059,978

Investment Income:
Reinvested Dividends	17,292,347	26,160	874,129	239,713	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	15,700,112	40,920	7,271,934	3,387,981	4,561,470
Net Investment Income (Loss)	1,592,235	(14,760)	(6,397,805)	(3,148,268)	(4,561,470)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	77,203,898	-	-	-	-
Realized Gain (Loss) on Investments	13,946,970	(14,093)	1,164,739	33,534	(36,653)
Net Realized Capital Gains (Losses) on Investments	91,150,868	(14,093)	1,164,739	33,534	(36,653)
Net Change in Unrealized Appreciation (Depreciation)	124,185,551	245,520	94,354,402	40,138,371	64,403,621
Net Gain (Loss) on Investment	215,336,419	231,427	95,519,141	40,171,905	64,366,968

Net Increase (Decrease) in Net Assets Resulting from Operations	216,928,654	216,667	89,121,336	37,023,637	59,805,498

Increase (Decrease) in Net Assets from Contract Transactions	(69,033,651)	1,494,224	(58,503,994)	(17,066,920)	(26,637,950)

Total Increase (Decrease) in Net Assets	147,895,003	1,710,891	30,617,342	19,956,717	33,167,548

Net Assets as of December 31, 2019:	$1,261,699,037	$4,522,748	$545,140,658	$257,753,596	$344,227,526

See Accompanying Notes. (1) See Footnote 1	27

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA PIMCO Total Return Initial Class	TA PIMCO Total Return Service Class	TA PineBridge Inflation Opportunities Service Class	TA ProFunds UltraBear Service Class (OAM)	TA QS Investors Active Asset Allocation - Conservative Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$174,652,447	$803,609,896	$173,872,830	$13,176,394	$413,363,455

Investment Income:
Reinvested Dividends	4,236,479	18,104,995	2,751,819	-	6,104,859
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,470,480	10,331,170	2,263,201	244,312	4,972,206
Net Investment Income (Loss)	1,765,999	7,773,825	488,618	(244,312)	1,132,653

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	835,303	3,972,488	-	-	-
Realized Gain (Loss) on Investments	(1,280,843)	(6,767,030)	(1,336,184)	(6,885,074)	2,479,755
Net Realized Capital Gains (Losses) on Investments	(445,540)	(2,794,542)	(1,336,184)	(6,885,074)	2,479,755
Net Change in Unrealized Appreciation (Depreciation)	(5,075,373)	(24,147,025)	(3,999,746)	8,531,109	(19,615,118)
Net Gain (Loss) on Investment	(5,520,913)	(26,941,567)	(5,335,930)	1,646,035	(17,135,363)

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,754,914)	(19,167,742)	(4,847,312)	1,401,723	(16,002,710)

Increase (Decrease) in Net Assets from Contract Transactions	(13,029,812)	(66,682,839)	(14,530,388)	20,446,889	(49,395,080)

Total Increase (Decrease) in Net Assets	(16,784,726)	(85,850,581)	(19,377,700)	21,848,612	(65,397,790)

Net Assets as of December 31, 2018:	$157,867,721	$717,759,315	$154,495,130	$35,025,006	$347,965,665

Investment Income:
Reinvested Dividends	4,096,823	16,331,128	3,497,099	-	6,782,317
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,509,833	9,767,345	2,087,831	288,058	4,427,169
Net Investment Income (Loss)	1,586,990	6,563,783	1,409,268	(288,058)	2,355,148

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	25,680,357
Realized Gain (Loss) on Investments	(1,944)	(2,044,052)	(594,665)	(6,815,895)	2,015,097
Net Realized Capital Gains (Losses) on Investments	(1,944)	(2,044,052)	(594,665)	(6,815,895)	27,695,454
Net Change in Unrealized Appreciation (Depreciation)	8,914,092	42,661,676	9,179,315	(5,687,350)	2,337,458
Net Gain (Loss) on Investment	8,912,148	40,617,624	8,584,650	(12,503,245)	30,032,912

Net Increase (Decrease) in Net Assets Resulting from Operations	10,499,138	47,181,407	9,993,918	(12,791,303)	32,388,060

Increase (Decrease) in Net Assets from Contract Transactions	(5,783,092)	(43,524,458)	(16,149,953)	(9,603,119)	(41,008,791)

Total Increase (Decrease) in Net Assets	4,716,046	3,656,949	(6,156,035)	(22,394,422)	(8,620,731)

Net Assets as of December 31, 2019:	$162,583,767	$721,416,264	$148,339,095	$12,630,584	$339,344,934

See Accompanying Notes. (1) See Footnote 1	28

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA QS Investors Active Asset Allocation - Moderate Service Class	TA QS Investors Active Asset Allocation - Moderate Growth Service Class	TA Small/Mid Cap Value Initial Class	TA Small/Mid Cap Value Service Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$1,515,657,257	$650,551,880	$135,391,174	$129,538,718

Investment Income:
Reinvested Dividends	20,853,705	8,032,569	1,143,025	851,714
Investment Expense:
Mortality and Expense Risk and Administrative Charges	18,953,884	8,258,517	1,844,632	1,795,629
Net Investment Income (Loss)	1,899,821	(225,948)	(701,607)	(943,915)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	12,368,132	12,606,664
Realized Gain (Loss) on Investments	12,727,873	5,561,064	3,015,730	(966,116)
Net Realized Capital Gains (Losses) on Investments	12,727,873	5,561,064	15,383,862	11,640,548
Net Change in Unrealized Appreciation (Depreciation)	(92,827,700)	(48,910,125)	(30,008,418)	(26,513,092)
Net Gain (Loss) on Investment	(80,099,827)	(43,349,061)	(14,624,556)	(14,872,544)

Net Increase (Decrease) in Net Assets Resulting from Operations	(78,200,006)	(43,575,009)	(15,326,163)	(15,816,459)

Increase (Decrease) in Net Assets from Contract Transactions	(104,446,228)	(66,596,758)	(14,820,301)	(8,341,474)

Total Increase (Decrease) in Net Assets	(182,646,234)	(110,171,767)	(30,146,464)	(24,157,933)

Net Assets as of December 31, 2018:	$1,333,011,023	$540,380,113	$105,244,710	$105,380,785

Investment Income:
Reinvested Dividends	24,280,233	8,823,944	1,086,176	981,649
Investment Expense:
Mortality and Expense Risk and Administrative Charges	17,397,965	7,126,303	1,650,832	1,794,343
Net Investment Income (Loss)	6,882,268	1,697,641	(564,656)	(812,694)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	91,801,781	35,006,466	8,651,799	10,441,789
Realized Gain (Loss) on Investments	6,909,576	1,891,934	697,973	(2,125,789)
Net Realized Capital Gains (Losses) on Investments	98,711,357	36,898,400	9,349,772	8,316,000
Net Change in Unrealized Appreciation (Depreciation)	18,351,805	11,532,385	14,825,264	18,213,090
Net Gain (Loss) on Investment	117,063,162	48,430,785	24,175,036	26,529,090

Net Increase (Decrease) in Net Assets Resulting from Operations	123,945,430	50,128,426	23,610,380	25,716,396

Increase (Decrease) in Net Assets from Contract Transactions	(125,911,387)	(68,499,405)	(14,128,499)	18,532,327

Total Increase (Decrease) in Net Assets	(1,965,957)	(18,370,979)	9,481,881	44,248,723

Net Assets as of December 31, 2019:	$1,331,045,066	$522,009,134	$114,726,591	$149,629,508

See Accompanying Notes. (1) See Footnote 1	29

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA T. Rowe Price Small Cap Initial Class	TA T. Rowe Price Small Cap Service Class	TA TS&W International Equity Initial Class	TA TS&W International Equity Service Class	TA U.S. Equity Index Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$129,784,292	$241,993,274	$85,535,379	$43,576,774	$18,585,620

Investment Income:
Reinvested Dividends	-	-	2,061,301	928,154	85,169
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,979,112	3,560,876	1,245,467	602,413	477,235
Net Investment Income (Loss)	(1,979,112)	(3,560,876)	815,834	325,741	(392,066)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	6,972,336	13,658,168	-	-	55,027
Realized Gain (Loss) on Investments	8,519,912	7,137,439	2,003,257	615,171	421,454
Net Realized Capital Gains (Losses) on Investments	15,492,248	20,795,607	2,003,257	615,171	476,481
Net Change in Unrealized Appreciation (Depreciation)	(23,943,547)	(37,549,408)	(17,678,671)	(8,331,581)	(4,011,019)
Net Gain (Loss) on Investment	(8,451,299)	(16,753,801)	(15,675,414)	(7,716,410)	(3,534,538)

Net Increase (Decrease) in Net Assets Resulting from Operations	(10,430,411)	(20,314,677)	(14,859,580)	(7,390,669)	(3,926,604)

Increase (Decrease) in Net Assets from Contract Transactions	(5,174,693)	(11,002,015)	3,070,398	(202,308)	32,250,789

Total Increase (Decrease) in Net Assets	(15,605,104)	(31,316,692)	(11,789,182)	(7,592,977)	28,324,185

Net Assets as of December 31, 2018:	$114,179,188	$210,676,582	$73,746,197	$35,983,797	$46,909,805

Investment Income:
Reinvested Dividends	-	-	1,110,047	486,806	515,412
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,927,301	3,699,496	1,163,623	571,529	1,393,588
Net Investment Income (Loss)	(1,927,301)	(3,699,496)	(53,576)	(84,723)	(878,176)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	13,441,168	30,319,550	1,226,180	657,504	-
Realized Gain (Loss) on Investments	6,005,618	3,394,216	708,350	365,263	2,401,194
Net Realized Capital Gains (Losses) on Investments	19,446,786	33,713,766	1,934,530	1,022,767	2,401,194
Net Change in Unrealized Appreciation (Depreciation)	16,120,170	37,296,641	11,910,780	6,187,515	22,743,215
Net Gain (Loss) on Investment	35,566,956	71,010,407	13,845,310	7,210,282	25,144,409

Net Increase (Decrease) in Net Assets Resulting from Operations	33,639,655	67,310,911	13,791,734	7,125,559	24,266,233

Increase (Decrease) in Net Assets from Contract Transactions	(11,439,096)	35,693,531	(4,280,031)	3,194,704	107,565,996

Total Increase (Decrease) in Net Assets	22,200,559	103,004,442	9,511,703	10,320,263	131,832,229

Net Assets as of December 31, 2019:	$136,379,747	$313,681,024	$83,257,900	$46,304,060	$178,742,034

See Accompanying Notes. (1) See Footnote 1	30

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA WMC US Growth Initial Class	TA WMC US Growth Service Class	Vanguard® - Capital Growth	Vanguard® - Conservative Allocation	Vanguard® - Diversified Value
	Subaccount	Subaccount	Subaccount(1)	Subaccount(1)	Subaccount(1)

Net Assets as of December 31, 2017:	$276,903,733	$123,555,754	$-	$-	$-

Investment Income:
Reinvested Dividends	1,365,570	352,126	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,234,174	1,813,101	-	-	-
Net Investment Income (Loss)	(2,868,604)	(1,460,975)	-	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	23,564,629	10,812,480	-	-	-
Realized Gain (Loss) on Investments	15,423,963	1,503,026	-	-	-
Net Realized Capital Gains (Losses) on Investments	38,988,592	12,315,506	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	(37,477,785)	(11,992,484)	-	-	-
Net Gain (Loss) on Investment	1,510,807	323,022	-	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,357,797)	(1,137,953)	-	-	-

Increase (Decrease) in Net Assets from Contract Transactions	(25,977,814)	(9,326,384)	-	-	-

Total Increase (Decrease) in Net Assets	(27,335,611)	(10,464,337)	-	-	-

Net Assets as of December 31, 2018:	$249,568,122	$113,091,417	$-	$-	$-

Investment Income:
Reinvested Dividends	371,499	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,741,174	2,083,424	-	-	-
Net Investment Income (Loss)	(4,369,675)	(2,083,424)	-	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	24,192,674	12,787,344	-	-	-
Realized Gain (Loss) on Investments	10,842,221	5,458,155	-	-	-
Net Realized Capital Gains (Losses) on Investments	35,034,895	18,245,499	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	69,445,269	31,106,036	-	-	-
Net Gain (Loss) on Investment	104,480,164	49,351,535	-	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	100,110,489	47,268,111	-	-	-

Increase (Decrease) in Net Assets from Contract Transactions	110,770,947	61,999,824	-	-	-

Total Increase (Decrease) in Net Assets	210,881,436	109,267,935	-	-	-

Net Assets as of December 31, 2019:	$460,449,558	$222,359,352	$-	$-	$-

See Accompanying Notes. (1) See Footnote 1	31

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	Vanguard® Balanced	Vanguard® Equity Income	Vanguard® Equity Index	Vanguard® Global Bond Index	Vanguard® Growth
	Subaccount(1)	Subaccount(1)	Subaccount	Subaccount(1)	Subaccount(1)

Net Assets as of December 31, 2017:	$-	$-	$3,788,631	$-	$-

Investment Income:
Reinvested Dividends	-	-	63,247	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	31,467	-	-
Net Investment Income (Loss)	-	-	31,780	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	61,565	-	-
Realized Gain (Loss) on Investments	-	-	96,540	-	-
Net Realized Capital Gains (Losses) on Investments	-	-	158,105	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	-	(443,988)	-	-
Net Gain (Loss) on Investment	-	-	(285,883)	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	(254,103)	-	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-	540,770	-	-

Total Increase (Decrease) in Net Assets	-	-	286,667	-	-

Net Assets as of December 31, 2018:	$-	$-	$4,075,298	$-	$-

Investment Income:
Reinvested Dividends	-	-	88,937	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	38,875	-	-
Net Investment Income (Loss)	-	-	50,062	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	116,449	-	-
Realized Gain (Loss) on Investments	-	-	85,070	-	-
Net Realized Capital Gains (Losses) on Investments	-	-	201,519	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	-	965,398	-	-
Net Gain (Loss) on Investment	-	-	1,166,917	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	1,216,979	-	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-	(219,897)	-	-

Total Increase (Decrease) in Net Assets	-	-	997,082	-	-

Net Assets as of December 31, 2019:	$-	$-	$5,072,380	$-	$-

See Accompanying Notes. (1) See Footnote 1	32

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	Vanguard® High Yield Bond	Vanguard® International	Vanguard® Mid-Cap Index	Vanguard® Moderate Allocation	Vanguard® Money Market
	Subaccount(1)	Subaccount	Subaccount	Subaccount(1)	Subaccount(1)

Net Assets as of December 31, 2017:	$-	$2,310,758	$1,395,425	$-	$-

Investment Income:
Reinvested Dividends	-	18,303	17,685	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	17,470	11,604	-	-
Net Investment Income (Loss)	-	833	6,081	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	61,255	71,906	-	-
Realized Gain (Loss) on Investments	-	131,519	52,890	-	-
Net Realized Capital Gains (Losses) on Investments	-	192,774	124,796	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	(449,020)	(281,070)	-	-
Net Gain (Loss) on Investment	-	(256,246)	(156,274)	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	(255,413)	(150,193)	-	-

Increase (Decrease) in Net Assets from Contract Transactions	-	(195,856)	111,492	-	-

Total Increase (Decrease) in Net Assets	-	(451,269)	(38,701)	-	-

Net Assets as of December 31, 2018:	$-	$1,859,489	$1,356,724	$-	$-

Investment Income:
Reinvested Dividends	-	30,117	24,716	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	17,901	15,862	-	-
Net Investment Income (Loss)	-	12,216	8,854	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	65,677	127,406	-	-
Realized Gain (Loss) on Investments	-	54,065	4,642	-	-
Net Realized Capital Gains (Losses) on Investments	-	119,742	132,048	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	476,067	302,317	-	-
Net Gain (Loss) on Investment	-	595,809	434,365	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	608,025	443,219	-	-

Increase (Decrease) in Net Assets from Contract Transactions	-	363,456	487,137	-	-

Total Increase (Decrease) in Net Assets	-	971,481	930,356	-	-

Net Assets as of December 31, 2019:	$-	$2,830,970	$2,287,080	$-	$-

See Accompanying Notes. (1) See Footnote 1	33

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	Vanguard® Real Estate Index	Vanguard® Short-Term Investment Grade	Vanguard® Total Bond Market Index	Vanguard® Total International Stock Market Index	Vanguard® Total Stock Market Index
	Subaccount	Subaccount	Subaccount	Subaccount(1)	Subaccount(1)

Net Assets as of December 31, 2017:	$459,283	$2,959,813	$2,099,639	$-	$-

Investment Income:
Reinvested Dividends	13,743	51,894	50,257	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,357	20,334	15,774	-	-
Net Investment Income (Loss)	10,386	31,560	34,483	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	16,852	-	4,254	-	-
Realized Gain (Loss) on Investments	(3,052)	(6,334)	(8,784)	-	-
Net Realized Capital Gains (Losses) on Investments	13,800	(6,334)	(4,530)	-	-
Net Change in Unrealized Appreciation (Depreciation)	(53,918)	(13,811)	(46,544)	-	-
Net Gain (Loss) on Investment	(40,118)	(20,145)	(51,074)	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	(29,732)	11,415	(16,591)	-	-

Increase (Decrease) in Net Assets from Contract Transactions	22,913	57,039	115,275	-	-

Total Increase (Decrease) in Net Assets	(6,819)	68,454	98,684	-	-

Net Assets as of December 31, 2018:	$452,464	$3,028,267	$2,198,323	$-	$-

Investment Income:
Reinvested Dividends	14,364	88,869	65,013	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,436	26,164	22,592	-	-
Net Investment Income (Loss)	9,928	62,705	42,421	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	25,960	-	-	-	-
Realized Gain (Loss) on Investments	2,015	6,591	1,324	-	-
Net Realized Capital Gains (Losses) on Investments	27,975	6,591	1,324	-	-
Net Change in Unrealized Appreciation (Depreciation)	92,650	103,276	168,929	-	-
Net Gain (Loss) on Investment	120,625	109,867	170,253	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	130,553	172,572	212,674	-	-

Increase (Decrease) in Net Assets from Contract Transactions	141,035	1,037,376	1,260,404	-	-

Total Increase (Decrease) in Net Assets	271,588	1,209,948	1,473,078	-	-

Net Assets as of December 31, 2019:	$724,052	$4,238,215	$3,671,401	$-	$-

See Accompanying Notes. (1) See Footnote 1	34

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	Voya Global Perspectives Class S Shares	Voya Large Cap Value Class S Shares	Voya Strategic Allocation Conservative Class S Shares	Voya Strategic Allocation Moderate Class S Shares	Wanger International
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$19,638	$1,094	$-	$-	$370,644

Investment Income:
Reinvested Dividends	519	20	-	-	7,207
Investment Expense:
Mortality and Expense Risk and Administrative Charges	255	14	-	-	1,713
Net Investment Income (Loss)	264	6	-	-	5,494

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	229	121	-	-	40,485
Realized Gain (Loss) on Investments	30	6	-	-	(14,884)
Net Realized Capital Gains (Losses) on Investments	259	127	-	-	25,601
Net Change in Unrealized Appreciation (Depreciation)	(2,311)	(233)	-	-	(95,017)
Net Gain (Loss) on Investment	(2,052)	(106)	-	-	(69,416)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,788)	(100)	-	-	(63,922)

Increase (Decrease) in Net Assets from Contract Transactions	1,367	14	-	-	(44,107)

Total Increase (Decrease) in Net Assets	(421)	(86)	-	-	(108,029)

Net Assets as of December 31, 2018:	$19,217	$1,008	$-	$-	$262,615

Investment Income:
Reinvested Dividends	700	22	-	-	2,806
Investment Expense:
Mortality and Expense Risk and Administrative Charges	271	15	-	-	1,626
Net Investment Income (Loss)	429	7	-	-	1,180

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	868	79	-	-	32,091
Realized Gain (Loss) on Investments	57	5	-	-	(2,530)
Net Realized Capital Gains (Losses) on Investments	925	84	-	-	29,561
Net Change in Unrealized Appreciation (Depreciation)	1,814	140	-	-	52,854
Net Gain (Loss) on Investment	2,739	224	-	-	82,415

Net Increase (Decrease) in Net Assets Resulting from Operations	3,168	231	-	-	83,595

Increase (Decrease) in Net Assets from Contract Transactions	(61)	(23)	-	-	23,641

Total Increase (Decrease) in Net Assets	3,107	208	-	-	107,236

Net Assets as of December 31, 2019:	$22,324	$1,216	$-	$-	$369,851

See Accompanying Notes. (1) See Footnote 1	35

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

Wanger USA
Subaccount

Net Assets as of December 31, 2017:	$-

Investment Income:
Reinvested Dividends	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-
Net Investment Income (Loss)	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-
Realized Gain (Loss) on Investments	-
Net Realized Capital Gains (Losses) on Investments	-
Net Change in Unrealized Appreciation (Depreciation)	-
Net Gain (Loss) on Investment	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-

Increase (Decrease) in Net Assets from Contract Transactions	-

Total Increase (Decrease) in Net Assets	-

Net Assets as of December 31, 2018:	$-

Investment Income:
Reinvested Dividends	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-
Net Investment Income (Loss)	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-
Realized Gain (Loss) on Investments	-
Net Realized Capital Gains (Losses) on Investments	-
Net Change in Unrealized Appreciation (Depreciation)	-
Net Gain (Loss) on Investment	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-

Increase (Decrease) in Net Assets from Contract Transactions	-

Total Increase (Decrease) in Net Assets	-

Net Assets as of December 31, 2019:	$-

See Accompanying Notes. (1) See Footnote 1	36

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

1. Organization

Separate Account VA B (the Separate Account) is a segregated investment account of Transamerica Life Insurance Company (TLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of the Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TLIC’s other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Transamerica Variable Annuity Series, MEMBERS® Variable Annuity Series, Partners Variable Annuity Series, Transamerica LandmarkSM Variable Annuity, MEMBERS® LandmarkSM Variable Annuity, Transamerica FreedomSM Variable Annuity, MEMBERS® FreedomSM Variable Annuity, Transamerica Advisor Elite II, Transamerica Income EliteSM II, Transamerica AxiomSM II, Transamerica PrincipiumSM III, Transamerica Retirement Income Plus, Transamerica Variable Annuity O-Share, Transamerica ABC Variable Annuity Series, Transamerica 123 Variable Annuity, Transamerica ExtraSM Variable Annuity, MEMBERS® ExtraSM Variable Annuity, Transamerica LibertySSM Variable Annuity, MEMBERS® LibertySM Variable Annuity, Transamerica Advisor EliteSM Variable Annuity, Income EliteSM Variable Annuity, Transamerica AxiomSM Variable Annuity, Transamerica PrincipiumSM II Variable Annuity, Transamerica I-Share Variable Annuity, Transamerica InspireSM Variable Annuity, and Transamerica Advisory Annuity.

The TA ProFunds UltraBear Service Class (OAM) is included in the subaccount listing only to facilitate a contract owner purchase option.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

AB Variable Products Series Fund, Inc.	AB Variable Products Series Fund, Inc.

AB Balanced Wealth Strategy Class B Shares	AB Balanced Wealth Strategy Portfolio Class B Shares

AB Growth and Income Class B Shares	AB Growth and Income Portfolio Class B Shares

AB Large Cap Growth Class B Shares	AB Large Cap Growth Portfolio Class B Shares

American Funds Insurance Series®	American Funds Insurance Series®

American Funds - Asset Allocation Class 2 Shares	American Funds - Asset Allocation Fund Class 2 Shares

American Funds - Bond Class 2 Shares	American Funds - Bond Fund Class 2 Shares

American Funds - Growth Class 2 Shares	American Funds - Growth Fund Class 2 Shares

American Funds - Growth-Income Class 2 Shares	American Funds - Growth-Income Fund Class 2 Shares

American Funds - International Class 2 Shares	American Funds - International Fund Class 2 Shares

BlackRock Variable Series Funds, Inc.	BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Class I Shares	BlackRock Basic Value V.I. Fund Class I Shares

BlackRock Global Allocation V.I. Class I Shares	BlackRock Global Allocation V.I. Fund Class I Shares

BlackRock High Yield V.I. Class I Shares	BlackRock High Yield V.I. Fund Class I Shares

DFA Investment Dimensions Group Inc.	DFA Investment Dimensions Group Inc.

DFA VA Equity Allocation	DFA VA Equity Allocation Portfolio

DFA VA Global Bond	DFA VA Global Bond Portfolio

DFA VA Global Moderate Allocation	DFA VA Global Moderate Allocation Portfolio

DFA VA International Small	DFA VA International Small Portfolio

DFA VA International Value	DFA VA International Value Portfolio

DFA VA Short-Term Fixed	DFA VA Short-Term Fixed Portfolio

DFA VA U.S. Large Value	DFA VA U.S. Large Value Portfolio

37

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

1.  Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

DFA Investment Dimensions Group Inc.	DFA Investment Dimensions Group Inc.

DFA VA U.S. Targeted Value	DFA VA U.S. Targeted Value Portfolio

Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund

Fidelity® VIP Balanced Service Class 2	Fidelity® VIP Balanced Service Portfolio Class 2

Fidelity® VIP Contrafund® Initial Class	Fidelity® VIP Contrafund® Portfolio Initial Class

Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2

Fidelity® VIP Equity-Income Initial Class	Fidelity® VIP Equity-Income Portfolio Initial Class

Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Service Class 2

Fidelity® VIP Growth Initial Class	Fidelity® VIP Growth Portfolio Initial Class

Fidelity® VIP Growth Service Class 2	Fidelity® VIP Growth Portfolio Service Class 2

Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2

Fidelity® VIP Mid Cap Initial Class	Fidelity® VIP Mid Cap Portfolio Initial Class

Fidelity® VIP Mid Cap Service Class 2	Fidelity® VIP Mid Cap Portfolio Service Class 2

Fidelity® VIP Value Strategies Initial Class	Fidelity® VIP Value Strategies Portfolio Initial Class

Fidelity® VIP Value Strategies Service Class 2	Fidelity® VIP Value Strategies Portfolio Service Class 2

Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust

Franklin Allocation Class 4 Shares	Franklin Allocation Fund Class 4 Shares

Franklin Income Class 2 Shares	Franklin Income Class Fund 2 Shares

Franklin Mutual Shares Class 2 Shares	Franklin Mutual Shares Fund Class 2 Shares

Franklin Templeton Foreign Class 2 Shares	Franklin Templeton Foreign Fund Class 2 Shares

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Series II Shares	Invesco V.I. American Franchise Fund Series II Shares

Janus Aspen Series	Janus Aspen Series

Janus Henderson - Enterprise Service Shares	Janus Henderson - Enterprise Portfolio Service Shares

Janus Henderson - Global Research Service Shares	Janus Henderson - Global Research Portfolio Service Shares

Janus Henderson - Mid Cap Value Service Shares	Janus Henderson - Mid Cap Value Portfolio Service Shares

MFS® Variable Insurance Trust	MFS® Variable Insurance Trust

MFS® New Discovery Service Class	MFS® New Discovery Series Service Class

MFS® Total Return Service Class	MFS® Total Return Series Service Class

Nationwide Variable Insurance Trust	Nationwide Variable Insurance Trust

NVIT Emerging Markets Class D Shares	NVIT Emerging Markets Fund Class D Shares

Mutual Fund and Variable Insurance Trust	Mutual Fund and Variable Insurance Trust

Rational Insider Buying VA	Rational Insider Buying VA Fund

Rational Trend Aggregation VA	Rational Trend Aggregation VA Fund

State Street Variable Insurance Series Funds, Inc.	State Street Variable Insurance Series Funds, Inc.

State Street Total Return V.I.S. Class 3 Shares	State Street Total Return V.I.S. Fund Class 3 Shares

Transamerica Series Trust	Transamerica Series Trust

TA 60/40 Allocation Service Class	Transamerica 60/40 Allocation VP Service Class

TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class

TA Aegon High Yield Bond Service Class	Transamerica Aegon High Yield Bond VP Service Class

TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class

TA Aegon U.S. Government Securities Service Class	Transamerica Aegon U.S. Government Securities VP Service Class

TA American Funds Managed Risk - Balanced Service Class	Transamerica American Funds Managed Risk - Balanced VP Service Class

38

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

1.  Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

Transamerica Series Trust	Transamerica Series Trust

TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class

TA Barrow Hanley Dividend Focused Service Class	Transamerica Barrow Hanley Dividend Focused VP Service Class

TA BlackRock Equity Smart Beta 100 Service Class	Transamerica BlackRock Equity Smart Beta 100 VP Service Class

TA BlackRock Global Allocation Service Class	Transamerica BlackRock Global Allocation VP Service Class

TA BlackRock Global Allocation Managed Risk - Balanced Service Class	Transamerica BlackRock Global Allocation Managed Risk - Balanced VP Service Class

TA BlackRock Global Allocation Managed Risk - Growth Service Class	Transamerica BlackRock Global Allocation Managed Risk - Growth VP Service Class

TA BlackRock Global Real Estate Securities Initial Class	Transamerica BlackRock Global Real Estate Securities VP Initial Class

TA BlackRock Global Real Estate Securities Service Class	Transamerica BlackRock Global Real Estate Securities VP Service Class

TA BlackRock Government Money Market Initial Class	Transamerica BlackRock Government Money Market VP Initial Class

TA BlackRock Government Money Market Service Class	Transamerica BlackRock Government Money Market VP Service Class

TA BlackRock Smart Beta 40 Initial Class	Transamerica BlackRock Smart Beta 40 VP Initial Class

TA BlackRock Smart Beta 40 Service Class	Transamerica BlackRock Smart Beta 40 VP Service Class

TA BlackRock Smart Beta 50 Service Class	Transamerica BlackRock Smart Beta 50 VP Service Class

TA BlackRock Smart Beta 75 Service Class	Transamerica BlackRock Smart Beta 75 VP Service Class

TA BlackRock Tactical Allocation Service Class	Transamerica BlackRock Tactical Allocation VP Service Class

TA Greystone International Growth Initial Class	Transamerica Greystone International Growth VP Initial Class

TA Greystone International Growth Service Class	Transamerica Greystone International Growth VP Service Class

TA International Equity Index Service Class	Transamerica International Equity Index VP Service Class

TA Janus Balanced Service Class	Transamerica Janus Balanced VP Service Class

TA Janus Mid-Cap Growth Initial Class	Transamerica Janus Mid-Cap Growth VP Initial Class

TA Janus Mid-Cap Growth Service Class	Transamerica Janus Mid-Cap Growth VP Service Class

TA JPMorgan Asset Allocation - Conservative Initial Class	Transamerica JPMorgan Asset Allocation - Conservative VP Initial Class

TA JPMorgan Asset Allocation - Conservative Service Class	Transamerica JPMorgan Asset Allocation - Conservative VP Service Class

TA JPMorgan Asset Allocation - Growth Initial Class	Transamerica JPMorgan Asset Allocation - Growth VP Initial Class

TA JPMorgan Asset Allocation - Growth Service Class	Transamerica JPMorgan Asset Allocation - Growth VP Service Class

TA JPMorgan Asset Allocation - Moderate Initial Class	Transamerica JPMorgan Asset Allocation - Moderate VP Initial Class

TA JPMorgan Asset Allocation - Moderate Service Class	Transamerica JPMorgan Asset Allocation - Moderate VP Service Class

TA JPMorgan Asset Allocation - Moderate Growth Initial Class	Transamerica JPMorgan Asset Allocation - Moderate Growth VP Initial Class

TA JPMorgan Asset Allocation - Moderate Growth Service Class	Transamerica JPMorgan Asset Allocation - Moderate Growth VP Service Class

TA JPMorgan Core Bond Service Class	Transamerica JPMorgan Core Bond VP Service Class

TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class

TA JPMorgan Enhanced Index Service Class	Transamerica JPMorgan Enhanced Index VP Service Class

TA JPMorgan International Moderate Growth Initial Class	Transamerica JPMorgan International Moderate Growth VP Initial Class

39

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

1.  Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

Transamerica Series Trust	Transamerica Series Trust

TA JPMorgan International Moderate Growth Service Class	Transamerica JPMorgan International Moderate Growth VP Service Class

TA JPMorgan Mid Cap Value Service Class	Transamerica JPMorgan Mid Cap Value VP Service Class

TA JPMorgan Tactical Allocation Service Class	Transamerica JPMorgan Tactical Allocation VP Service Class

TA Legg Mason Dynamic Allocation - Balanced Service Class	Transamerica Legg Mason Dynamic Allocation - Balanced VP Service Class

TA Legg Mason Dynamic Allocation - Growth Service Class	Transamerica Legg Mason Dynamic Allocation - Growth VP Service Class

TA Levin Large Cap Value Service Class	Transamerica Levin Large Cap Value VP Service Class

TA Madison Diversified Income Service Class	Transamerica Madison Diversified Income VP Service Class

TA Managed Risk - Balanced ETF Service Class	Transamerica Managed Risk - Balanced ETF VP Service Class

TA Managed Risk - Conservative ETF Service Class	Transamerica Managed Risk - Conservative ETF VP Service Class

TA Managed Risk - Growth ETF Service Class	Transamerica Managed Risk - Growth ETF VP Service Class

TA Market Participation Strategy Service Class	Transamerica Market Participation Strategy VP Service Class

TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class

TA Morgan Stanley Capital Growth Service Class	Transamerica Morgan Stanley Capital Growth VP Service Class

TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class

TA Multi-Managed Balanced Service Class	Transamerica Multi-Managed Balanced VP Service Class

TA Multi-Manager Alternative Strategies Service Class	Transamerica Multi-Manager Alternative Strategies VP Service Class

TA PIMCO Tactical - Balanced Service Class	Transamerica PIMCO Tactical - Balanced VP Service Class

TA PIMCO Tactical - Conservative Service Class	Transamerica PIMCO Tactical - Conservative VP Service Class

TA PIMCO Tactical - Growth Service Class	Transamerica PIMCO Tactical - Growth VP Service Class

TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class

TA PIMCO Total Return Service Class	Transamerica PIMCO Total Return VP Service Class

TA PineBridge Inflation Opportunities Service Class	Transamerica PineBridge Inflation Opportunities VP Service Class

TA ProFunds UltraBear Service Class (OAM)	Transamerica ProFunds UltraBear VP Service Class (OAM)

TA QS Investors Active Asset Allocation - Conservative Service Class	Transamerica QS Investors Active Asset Allocation - Conservative VP Service Class

TA QS Investors Active Asset Allocation - Moderate Service Class	Transamerica QS Investors Active Asset Allocation - Moderate VP Service Class

TA QS Investors Active Asset Allocation - Moderate Growth Service Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP Service Class

TA Small/Mid Cap Value Initial Class	Transamerica Small/Mid Cap Value VP Initial Class

TA Small/Mid Cap Value Service Class	Transamerica Small/Mid Cap Value VP Service Class

TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class

TA T. Rowe Price Small Cap Service Class	Transamerica T. Rowe Price Small Cap VP Service Class

TA TS&W International Equity Initial Class	Transamerica TS&W International Equity VP Initial Class

TA TS&W International Equity Service Class	Transamerica TS&W International Equity VP Service Class

TA U.S. Equity Index Service Class	Transamerica U.S. Equity Index VP Service Class

TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class

TA WMC US Growth Service Class	Transamerica WMC US Growth VP Service Class

40

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

1.  Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

Vanguard® Variable Insurance Fund	Vanguard® Variable Insurance Fund

Vanguard® - Capital Growth	Vanguard® - Capital Growth Portfolio

Vanguard® - Conservative Allocation	Vanguard® - Conservative Allocation Portfolio

Vanguard® - Diversified Value	Vanguard® - Diversified Value Portfolio

Vanguard® Balanced	Vanguard® Balanced Portfolio

Vanguard® Equity Income	Vanguard® Equity Income Portfolio

Vanguard® Equity Index	Vanguard® Equity Index Portfolio

Vanguard® Global Bond Index	Vanguard® Global Bond Index Portfolio

Vanguard® Growth	Vanguard® Growth Portfolio

Vanguard® High Yield Bond	Vanguard® High Yield Bond Portfolio

Vanguard® International	Vanguard® International Portfolio

Vanguard® Mid-Cap Index	Vanguard® Mid-Cap Index Portfolio

Vanguard® Moderate Allocation	Vanguard® Moderate Allocation Portfolio

Vanguard® Money Market	Vanguard® Money Market Portfolio

Vanguard® Real Estate Index	Vanguard® Real Estate Index Portfolio

Vanguard® Short-Term Investment Grade	Vanguard® Short-Term Investment Grade Portfolio

Vanguard® Total Bond Market Index	Vanguard® Total Bond Market Index Portfolio

Vanguard® Total International Stock Market Index	Vanguard® Total International Stock Market Index Portfolio

Vanguard® Total Stock Market Index	Vanguard® Total Stock Market Index Portfolio

Voya Investors Trust	Voya Investors Trust

Voya Global Perspectives Class S Shares	Voya Global Perspectives Portfolio Class S Shares

Voya Large Cap Value Class S Shares	Voya Large Cap Value Portfolio Class S Shares

Voya Strategic Allocation Portfolios, Inc.	Voya Strategic Allocation Portfolios, Inc.

Voya Strategic Allocation Conservative Class S Shares	Voya Strategic Allocation Conservative Portfolio Class S Shares

Voya Strategic Allocation Moderate Class S Shares	Voya Strategic Allocation Moderate Portfolio Class S Shares

Wanger Advisors Trust	Wanger Advisors Trust

Wanger International	Wanger International

Wanger USA	Wanger USA

Each period reported on reflects a full twelve month period except as follows:
Subaccount	Inception Date

DFA VA Equity Allocation	December 23, 2019

DFA VA Global Bond	December 23, 2019

DFA VA Global Moderate Allocation	December 23, 2019

DFA VA International Small	December 23, 2019

DFA VA International Value	December 23, 2019

DFA VA Short-Term Fixed	December 23, 2019

DFA VA U.S. Large Value	December 23, 2019

DFA VA U.S. Targeted Value	December 23, 2019

Vanguard® - Capital Growth	December 23, 2019

Vanguard® - Conservative Allocation	December 23, 2019

Vanguard® - Diversified Value	December 23, 2019

41

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

1.  Organization (continued)

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date

Vanguard® Balanced	December 23, 2019

Vanguard® Equity Income	December 23, 2019

Vanguard® Global Bond Index	December 23, 2019

Vanguard® Growth	December 23, 2019

Vanguard® High Yield Bond	December 23, 2019

Vanguard® Moderate Allocation	December 23, 2019

Vanguard® Money Market	December 23, 2019

Vanguard® Total International Stock Market Index	December 23, 2019

Vanguard® Total Stock Market Index	December 23, 2019

TA 60/40 Allocation Service Class	May 1, 2018

TA Levin Large Cap Value Service Class	May 1, 2018

TA International Equity Index Service Class	May 1, 2017

TA U.S. Equity Index Service Class	May 1, 2017

NVIT Emerging Markets Class D Shares	August 4, 2016

TA BlackRock Equity Smart Beta 100 Service Class	March 21, 2016

TA BlackRock Smart Beta 50 Service Class	March 21, 2016

TA BlackRock Smart Beta 75 Service Class	March 21, 2016

TA American Funds Managed Risk - Balanced Service Class	May 1, 2015

Voya Global Perspectives Class S Shares	May 1, 2015

Voya Large Cap Value Class S Shares	May 1, 2015

Voya Strategic Allocation Conservative Class S Shares	May 1, 2015

Voya Strategic Allocation Moderate Class S Shares	May 1, 2015

The following subaccount name changes were made effective during the fiscal year ended December 31, 2019:
Subaccount	Formerly

Franklin Allocation Class 4 Shares	Franklin Founding Funds Allocation Class 4 Shares

TA BlackRock iShares Edge 100 Service Class	TA BlackRock Equity Smart Beta 100 Service Class

TA BlackRock iShares Edge 40 Initial Class	TA BlackRock Smart Beta 40 Initial Class

TA BlackRock iShares Edge 40 Service Class	TA BlackRock Smart Beta 40 Service Class

TA BlackRock iShares Edge 50 Service Class	TA BlackRock Smart Beta 50 Service Class

TA BlackRock iShares Edge 75 Service Class	TA BlackRock Smart Beta 75 Service Class

During the current year the following subaccounts were liquidated and subsequently reinvested:
Reinvested Subaccount	Liquidated Subaccount

TA JPMorgan Asset Allocation - Moderate Service Class	TA Madison Balanced Allocation Service Class

TA JPMorgan Asset Allocation - Conservative Service Class	TA Madison Conservative Allocation Service Class

TA Morgan Stanley Capital Growth Initial Class	TA Jennison Growth Initial Class

TA Morgan Stanley Capital Growth Service Class	TA Jennison Growth Service Class

TA WMC US Growth Initial Class	TA Torray Concentrated Growth Initial Class

TA WMC US Growth Service Class	TA Torray Concentrated Growth Service Class

42

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2019.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2019.

43

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2019 were as follows:

Subaccount	Purchases	Sales

AB Balanced Wealth Strategy Class B Shares	$31,952,148	$21,559,345

AB Growth and Income Class B Shares	54,487,153	37,568,713

AB Large Cap Growth Class B Shares	4,065,747	5,453,813

American Funds - Asset Allocation Class 2 Shares	167,695,449	116,969,084

American Funds - Bond Class 2 Shares	64,918,041	44,989,178

American Funds - Growth Class 2 Shares	224,604,695	72,637,482

American Funds - Growth-Income Class 2 Shares	172,285,406	57,587,421

American Funds - International Class 2 Shares	65,921,186	39,510,665

BlackRock Basic Value V.I. Class I Shares	2,366,669	2,216,294

BlackRock Global Allocation V.I. Class I Shares	497,036	1,475,785

BlackRock High Yield V.I. Class I Shares	353,073	639,608

DFA VA Equity Allocation	100	100

DFA VA Global Bond	100	100

DFA VA Global Moderate Allocation	100	100

DFA VA International Small	101	101

DFA VA International Value	100	100

DFA VA Short-Term Fixed	100	100

DFA VA U.S. Large Value	100	100

DFA VA U.S. Targeted Value	100	100

Fidelity® VIP Balanced Service Class 2	90,971,644	61,251,483

Fidelity® VIP Contrafund® Initial Class	57,770	108,203

Fidelity® VIP Contrafund® Service Class 2	164,261,021	77,279,362

Fidelity® VIP Equity-Income Initial Class	3,544	1,820

Fidelity® VIP Equity-Income Service Class 2	3,735,121	6,150,000

Fidelity® VIP Growth Initial Class	1,276	1,109

Fidelity® VIP Growth Service Class 2	2,580,256	5,562,347

Fidelity® VIP Growth Opportunities Service Class 2	247,135	276,144

Fidelity® VIP Mid Cap Initial Class	14,407	47,488

Fidelity® VIP Mid Cap Service Class 2	82,666,387	45,394,008

Fidelity® VIP Value Strategies Initial Class	124,511	96,955

Fidelity® VIP Value Strategies Service Class 2	45,067,155	20,648,563

Franklin Allocation Class 4 Shares	7,615,325	14,874,029

Franklin Income Class 2 Shares	4,364,442	11,303,187

Franklin Mutual Shares Class 2 Shares	1,583,378	2,436,217

Franklin Templeton Foreign Class 2 Shares	683,072	3,984,103

Invesco V.I. American Franchise Series II Shares	971,309	1,134,124

44

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

3. Investments (continued)

Subaccount	Purchases	Sales

Janus Henderson - Enterprise Service Shares	$1,580,593	$3,636,331

Janus Henderson - Global Research Service Shares	1,882,660	4,066,076

Janus Henderson - Mid Cap Value Service Shares	287,667	206,920

MFS® New Discovery Service Class	8,444,348	7,541,866

MFS® Total Return Service Class	2,097,354	6,739,881

NVIT Emerging Markets Class D Shares	414	376

Rational Insider Buying VA	373,348	658,031

Rational Trend Aggregation VA	74,779	505,166

State Street Total Return V.I.S. Class 3 Shares	9,008,401	11,708,029

TA 60/40 Allocation Service Class	17,881,581	2,971,651

TA Aegon High Yield Bond Initial Class	10,903,449	11,002,442

TA Aegon High Yield Bond Service Class	36,550,773	28,625,785

TA Aegon U.S. Government Securities Initial Class	16,732,214	18,578,349

TA Aegon U.S. Government Securities Service Class	82,247,168	220,227,416

TA American Funds Managed Risk - Balanced Service Class	180,194,335	68,553,530

TA Barrow Hanley Dividend Focused Initial Class	56,858,257	43,679,567

TA Barrow Hanley Dividend Focused Service Class	48,736,957	29,069,500

TA BlackRock Global Allocation Service Class	82,228,633	174,021,908

TA BlackRock Global Allocation Managed Risk - Balanced Service Class	50,977,089	22,259,589

TA BlackRock Global Allocation Managed Risk - Growth Service Class	15,842,543	23,109,666

TA BlackRock Global Real Estate Securities Initial Class	4,090,552	6,312,638

TA BlackRock Global Real Estate Securities Service Class	16,079,249	14,594,955

TA BlackRock Government Money Market Initial Class	38,441,068	42,457,624

TA BlackRock Government Money Market Service Class	330,065,214	321,064,236

TA BlackRock iShares Edge 100 Service Class	17,989,722	10,246,153

TA BlackRock iShares Edge 40 Initial Class	3,673,231	2,282,073

TA BlackRock iShares Edge 40 Service Class	63,881,547	45,415,231

TA BlackRock iShares Edge 50 Service Class	150,150,828	11,886,671

TA BlackRock iShares Edge 75 Service Class	55,918,187	12,364,292

TA BlackRock Tactical Allocation Service Class	104,235,044	195,148,621

TA Greystone International Growth Initial Class	18,249,334	10,653,941

TA Greystone International Growth Service Class	27,501,346	15,677,708

TA International Equity Index Service Class	27,139,318	9,711,291

TA Janus Balanced Service Class	138,259,211	107,131,758

TA Janus Mid-Cap Growth Initial Class	10,406,336	11,074,141

TA Janus Mid-Cap Growth Service Class	52,557,504	18,573,667

45

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

3. Investments (continued)

Subaccount	Purchases	Sales

TA JPMorgan Asset Allocation - Conservative Initial Class	$26,121,650	$26,177,799

TA JPMorgan Asset Allocation - Conservative Service Class	172,391,286	149,614,429

TA JPMorgan Asset Allocation - Growth Initial Class	38,180,370	33,122,248

TA JPMorgan Asset Allocation - Growth Service Class	51,864,454	31,616,020

TA JPMorgan Asset Allocation - Moderate Initial Class	38,786,895	51,034,046

TA JPMorgan Asset Allocation - Moderate Service Class	909,359,981	528,716,588

TA JPMorgan Asset Allocation - Moderate Growth Initial Class	63,657,743	54,844,736

TA JPMorgan Asset Allocation - Moderate Growth Service Class	385,305,406	465,399,581

TA JPMorgan Core Bond Service Class	58,534,339	36,549,970

TA JPMorgan Enhanced Index Initial Class	26,286,717	18,961,883

TA JPMorgan Enhanced Index Service Class	27,535,645	14,279,141

TA JPMorgan International Moderate Growth Initial Class	11,660	1,177

TA JPMorgan International Moderate Growth Service Class	66,357,384	80,415,706

TA JPMorgan Mid Cap Value Service Class	56,987,525	31,403,137

TA JPMorgan Tactical Allocation Service Class	95,607,689	120,509,288

TA Legg Mason Dynamic Allocation - Balanced Service Class	67,128,769	116,668,661

TA Legg Mason Dynamic Allocation - Growth Service Class	29,838,948	59,441,150

TA Levin Large Cap Value Service Class	8,832,985	693,191

TA Madison Diversified Income Service Class	50,131,186	21,606,801

TA Managed Risk - Balanced ETF Service Class	339,163,975	609,975,662

TA Managed Risk - Conservative ETF Service Class	81,525,064	118,012,828

TA Managed Risk - Growth ETF Service Class	299,714,056	386,499,016

TA Market Participation Strategy Service Class	67,796,537	61,208,149

TA Morgan Stanley Capital Growth Initial Class	242,322,196	37,720,512

TA Morgan Stanley Capital Growth Service Class	268,192,152	36,730,866

TA Multi-Managed Balanced Initial Class	15,062,016	12,473,944

TA Multi-Managed Balanced Service Class	144,601,198	134,838,470

TA Multi-Manager Alternative Strategies Service Class	2,154,547	675,083

TA PIMCO Tactical - Balanced Service Class	12,205,271	77,106,805

TA PIMCO Tactical - Conservative Service Class	19,926,860	40,142,104

TA PIMCO Tactical - Growth Service Class	10,058,166	41,257,840

TA PIMCO Total Return Initial Class	21,302,255	25,493,843

TA PIMCO Total Return Service Class	79,420,730	116,381,179

TA PineBridge Inflation Opportunities Service Class	12,457,825	27,198,306

TA ProFunds UltraBear Service Class (OAM)	3,952,803	13,844,136

TA QS Investors Active Asset Allocation - Conservative Service Class	42,491,449	55,464,875

46

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

3. Investments (continued)

Subaccount	Purchases	Sales

TA QS Investors Active Asset Allocation - Moderate Service Class	$146,029,159	$173,256,705

TA QS Investors Active Asset Allocation - Moderate Growth Service Class	54,570,443	86,365,703

TA Small/Mid Cap Value Initial Class	10,860,220	16,901,557

TA Small/Mid Cap Value Service Class	47,677,255	19,515,808

TA T. Rowe Price Small Cap Initial Class	20,376,325	20,301,436

TA T. Rowe Price Small Cap Service Class	99,452,191	37,138,651

TA TS&W International Equity Initial Class	7,475,980	10,583,392

TA TS&W International Equity Service Class	11,112,816	7,345,273

TA U.S. Equity Index Service Class	131,000,921	24,313,113

TA WMC US Growth Initial Class	180,239,270	49,644,906

TA WMC US Growth Service Class	99,173,936	26,470,061

Vanguard® - Capital Growth	100	100

Vanguard® - Conservative Allocation	100	100

Vanguard® - Diversified Value	100	100

Vanguard® Balanced	101	101

Vanguard® Equity Income	100	100

Vanguard® Equity Index	354,666	408,050

Vanguard® Global Bond Index	100	100

Vanguard® Growth	101	101

Vanguard® High Yield Bond	100	100

Vanguard® International	753,852	312,504

Vanguard® Mid-Cap Index	886,165	262,765

Vanguard® Moderate Allocation	100	100

Vanguard® Money Market	100	100

Vanguard® Real Estate Index	272,256	95,336

Vanguard® Short-Term Investment Grade	1,855,032	754,949

Vanguard® Total Bond Market Index	1,446,679	143,853

Vanguard® Total International Stock Market Index	101	101

Vanguard® Total Stock Market Index	100	100

Voya Global Perspectives Class S Shares	1,800	565

Voya Large Cap Value Class S Shares	102	38

Voya Strategic Allocation Conservative Class S Shares	-	-

Voya Strategic Allocation Moderate Class S Shares	-	-

Wanger International	91,620	34,704

Wanger USA	-	-

47

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

AB Balanced Wealth Strategy Class B Shares	2,959,076	(6,440,582)	(3,481,506)	1,523,685	(6,437,660)	(4,913,975)

AB Growth and Income Class B Shares	5,551,354	(10,807,465)	(5,256,111)	9,595,504	(15,344,653)	(5,749,149)

AB Large Cap Growth Class B Shares	57,187	(2,046,034)	(1,988,847)	138,842	(2,286,335)	(2,147,493)

American Funds - Asset Allocation Class 2 Shares	15,423,351	(33,800,670)	(18,377,319)	13,571,099	(46,829,771)	(33,258,672)

American Funds - Bond Class 2 Shares	11,266,535	(12,890,890)	(1,624,355)	8,426,991	(16,200,396)	(7,773,405)

American Funds - Growth Class 2 Shares	9,734,417	(11,227,793)	(1,493,376)	7,066,954	(12,783,085)	(5,716,131)

American Funds - Growth-Income Class 2 Shares	7,710,257	(8,182,891)	(472,634)	4,675,592	(8,885,565)	(4,209,973)

American Funds - International Class 2 Shares	6,507,223	(9,429,935)	(2,922,712)	9,557,859	(11,556,136)	(1,998,277)

BlackRock Basic Value V.I. Class I Shares	106,420	(670,597)	(564,177)	685,055	(1,248,500)	(563,445)

BlackRock Global Allocation V.I. Class I Shares	4,526	(569,915)	(565,389)	252,934	(1,092,678)	(839,744)

BlackRock High Yield V.I. Class I Shares	57,510	(224,475)	(166,965)	109,957	(364,534)	(254,577)

DFA VA Equity Allocation	-	-	-	-	-	-

DFA VA Global Bond	-	-	-	-	-	-

DFA VA Global Moderate Allocation	-	-	-	-	-	-

DFA VA International Small	-	-	-	-	-	-

DFA VA International Value	-	-	-	-	-	-

DFA VA Short-Term Fixed	-	-	-	-	-	-

DFA VA U.S. Large Value	-	-	-	-	-	-

DFA VA U.S. Targeted Value	-	-	-	-	-	-

Fidelity® VIP Balanced Service Class 2	9,152,604	(21,146,988)	(11,994,384)	12,989,014	(23,270,282)	(10,281,268)

Fidelity® VIP Contrafund® Initial Class	13,009	(41,036)	(28,027)	21	(7,630)	(7,609)

Fidelity® VIP Contrafund® Service Class 2	10,752,191	(17,951,593)	(7,199,402)	11,614,079	(29,537,801)	(17,923,722)

Fidelity® VIP Equity-Income Initial Class	-	(818)	(818)	-	(879)	(879)

Fidelity® VIP Equity-Income Service Class 2	165,667	(2,692,956)	(2,527,289)	352,664	(3,484,818)	(3,132,154)

Fidelity® VIP Growth Initial Class	-	(377)	(377)	-	(420)	(420)

Fidelity® VIP Growth Service Class 2	67,416	(2,053,022)	(1,985,606)	330,483	(3,073,544)	(2,743,061)

Fidelity® VIP Growth Opportunities Service Class 2	5,581	(72,763)	(67,182)	55,567	(332,995)	(277,428)

48

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

Fidelity® VIP Mid Cap Initial Class	1,164	(21,936)	(20,772)	123	(3,264)	(3,141)

Fidelity® VIP Mid Cap Service Class 2	4,586,758	(10,366,617)	(5,779,859)	5,940,899	(15,765,820)	(9,824,921)

Fidelity® VIP Value Strategies Initial Class	49,452	(48,955)	497	50,773	(56,594)	(5,821)

Fidelity® VIP Value Strategies Service Class 2	4,870,722	(6,013,131)	(1,142,409)	6,742,126	(9,055,247)	(2,313,121)

Franklin Allocation Class 4 Shares	120,905	(6,642,960)	(6,522,055)	109,929	(9,949,405)	(9,839,476)

Franklin Income Class 2 Shares	96,229	(6,874,721)	(6,778,492)	413,996	(8,916,743)	(8,502,747)

Franklin Mutual Shares Class 2 Shares	25,787	(1,579,670)	(1,553,883)	36,490	(1,629,644)	(1,593,154)

Franklin Templeton Foreign Class 2 Shares	53,187	(3,702,269)	(3,649,082)	364,020	(4,737,630)	(4,373,610)

Invesco V.I. American Franchise Series II Shares	10,382	(498,444)	(488,062)	42,437	(615,822)	(573,385)

Janus Henderson - Enterprise Service Shares	54,574	(1,061,913)	(1,007,339)	151,583	(1,239,729)	(1,088,146)

Janus Henderson - Global Research Service Shares	103,747	(2,487,736)	(2,383,989)	258,591	(3,326,563)	(3,067,972)

Janus Henderson - Mid Cap Value Service Shares	9,383	(66,963)	(57,580)	50,595	(120,053)	(69,458)

MFS® New Discovery Service Class	9,963	(2,196,116)	(2,186,153)	235,719	(2,656,779)	(2,421,060)

MFS® Total Return Service Class	55,332	(3,162,264)	(3,106,932)	332,481	(3,975,697)	(3,643,216)

NVIT Emerging Markets Class D Shares	-	(23)	(23)	-	(21)	(21)

Rational Insider Buying VA	25,246	(357,937)	(332,691)	4,310	(248,152)	(243,842)

Rational Trend Aggregation VA	34,940	(361,051)	(326,111)	10,794	(236,985)	(226,191)

State Street Total Return V.I.S. Class 3 Shares	1,814,251	(5,101,432)	(3,287,181)	1,312,073	(6,050,485)	(4,738,412)

TA 60/40 Allocation Service Class	2,877,786	(560,589)	2,317,197	1,559,228	(53,047)	1,506,181

TA Aegon High Yield Bond Initial Class	2,775,485	(4,292,963)	(1,517,478)	2,752,719	(8,261,448)	(5,508,729)

TA Aegon High Yield Bond Service Class	5,006,264	(8,929,785)	(3,923,521)	6,331,640	(11,686,304)	(5,354,664)

TA Aegon U.S. Government Securities Initial Class	9,091,779	(10,638,198)	(1,546,419)	8,207,217	(8,956,243)	(749,026)

TA Aegon U.S. Government Securities Service Class	17,722,565	(51,730,315)	(34,007,750)	41,550,404	(26,832,098)	14,718,306

TA American Funds Managed Risk - Balanced Service Class	13,541,776	(5,548,248)	7,993,528	17,252,554	(6,072,206)	11,180,348

TA Barrow Hanley Dividend Focused Initial Class	446,142	(15,372,107)	(14,925,965)	6,945,777	(28,480,423)	(21,534,646)

TA Barrow Hanley Dividend Focused Service Class	2,431,483	(8,116,194)	(5,684,711)	2,153,579	(11,318,867)	(9,165,288)

TA BlackRock Global Allocation Service Class	5,371,319	(70,755,429)	(65,384,110)	7,432,004	(91,646,552)	(84,214,548)

49

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

TA BlackRock Global Allocation Managed Risk - Balanced Service Class	4,450,228	(2,037,017)	2,413,211	6,005,589	(2,185,490)	3,820,099

TA BlackRock Global Allocation Managed Risk - Growth Service Class	992,981	(2,085,690)	(1,092,709)	2,277,060	(2,855,018)	(577,958)

TA BlackRock Global Real Estate Securities Initial Class	1,460,964	(2,144,808)	(683,844)	1,751,297	(3,650,757)	(1,899,460)

TA BlackRock Global Real Estate Securities Service Class	2,007,415	(4,838,500)	(2,831,085)	1,010,839	(6,083,144)	(5,072,305)

TA BlackRock Government Money Market Initial Class	34,812,338	(39,796,431)	(4,984,093)	48,955,024	(42,840,185)	6,114,839

TA BlackRock Government Money Market Service Class	124,881,214	(139,462,284)	(14,581,070)	141,518,817	(138,789,554)	2,729,263

TA BlackRock iShares Edge 100 Service Class	1,189,812	(734,756)	455,056	786,162	(990,943)	(204,781)

TA BlackRock iShares Edge 40 Initial Class	635,383	(1,185,264)	(549,881)	1,080,267	(2,176,973)	(1,096,706)

TA BlackRock iShares Edge 40 Service Class	3,930,888	(20,689,387)	(16,758,499)	2,426,732	(23,652,010)	(21,225,278)

TA BlackRock iShares Edge 50 Service Class	12,473,514	(923,467)	11,550,047	8,030,843	(1,102,263)	6,928,580

TA BlackRock iShares Edge 75 Service Class	4,377,493	(917,116)	3,460,377	3,715,143	(614,179)	3,100,964

TA BlackRock Tactical Allocation Service Class	6,996,787	(65,363,645)	(58,366,858)	9,017,567	(77,470,941)	(68,453,374)

TA Greystone International Growth Initial Class	2,839,751	(5,777,099)	(2,937,348)	8,368,569	(8,423,131)	(54,562)

TA Greystone International Growth Service Class	1,594,604	(4,521,677)	(2,927,073)	2,002,016	(8,795,897)	(6,793,881)

TA International Equity Index Service Class	2,575,195	(912,819)	1,662,376	1,265,869	(156,076)	1,109,793

TA Janus Balanced Service Class	16,170,243	(26,515,812)	(10,345,569)	28,380,728	(27,666,375)	714,353

TA Janus Mid-Cap Growth Initial Class	3,055,666	(4,906,212)	(1,850,546)	5,436,682	(7,947,017)	(2,510,335)

TA Janus Mid-Cap Growth Service Class	3,776,702	(3,829,576)	(52,874)	3,407,078	(4,261,244)	(854,166)

TA JPMorgan Asset Allocation - Conservative Initial Class	9,375,062	(13,551,832)	(4,176,770)	13,288,452	(21,972,962)	(8,684,510)

TA JPMorgan Asset Allocation - Conservative Service Class	27,499,368	(61,255,789)	(33,756,421)	13,255,351	(72,889,257)	(59,633,906)

TA JPMorgan Asset Allocation - Growth Initial Class	4,686,071	(13,777,368)	(9,091,297)	11,030,046	(23,778,026)	(12,747,980)

TA JPMorgan Asset Allocation - Growth Service Class	4,116,256	(9,940,906)	(5,824,650)	3,726,737	(13,398,852)	(9,672,115)

TA JPMorgan Asset Allocation - Moderate Initial Class	5,523,501	(23,433,552)	(17,910,051)	14,962,063	(31,379,825)	(16,417,762)

TA JPMorgan Asset Allocation - Moderate Service Class	61,615,370	(197,714,701)	(136,099,331)	54,819,320	(228,773,202)	(173,953,882)

TA JPMorgan Asset Allocation - Moderate Growth Initial Class	6,727,727	(23,315,094)	(16,587,367)	14,295,189	(30,175,990)	(15,880,801)

TA JPMorgan Asset Allocation - Moderate Growth Service Class	8,734,830	(169,977,528)	(161,242,698)	21,958,093	(180,994,364)	(159,036,271)

TA JPMorgan Core Bond Service Class	11,518,710	(13,691,980)	(2,173,270)	7,316,173	(14,093,712)	(6,777,539)

50

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

TA JPMorgan Enhanced Index Initial Class	3,763,394	(6,254,819)	(2,491,425)	7,004,207	(9,654,472)	(2,650,265)

TA JPMorgan Enhanced Index Service Class	1,656,099	(2,746,771)	(1,090,672)	1,349,663	(3,661,708)	(2,312,045)

TA JPMorgan International Moderate Growth Initial Class	1,372	(583)	789	1,110	(556)	554

TA JPMorgan International Moderate Growth Service Class	3,854,899	(41,005,935)	(37,151,036)	12,495,447	(45,652,434)	(33,156,987)

TA JPMorgan Mid Cap Value Service Class	4,076,947	(6,772,416)	(2,695,469)	4,061,822	(9,956,648)	(5,894,826)

TA JPMorgan Tactical Allocation Service Class	7,255,078	(37,268,135)	(30,013,057)	5,691,744	(51,865,484)	(46,173,740)

TA Legg Mason Dynamic Allocation - Balanced Service Class	4,351,016	(26,879,312)	(22,528,296)	4,698,058	(34,119,438)	(29,421,380)

TA Legg Mason Dynamic Allocation - Growth Service Class	2,183,486	(14,448,434)	(12,264,948)	6,477,706	(18,452,494)	(11,974,788)

TA Levin Large Cap Value Service Class	1,446,415	(301,246)	1,145,169	379,919	(56,530)	323,389

TA Madison Diversified Income Service Class	9,674,645	(9,018,765)	655,880	3,604,623	(6,721,983)	(3,117,360)

TA Managed Risk - Balanced ETF Service Class	13,516,679	(160,478,245)	(146,961,566)	23,961,838	(188,072,355)	(164,110,517)

TA Managed Risk - Conservative ETF Service Class	7,741,347	(42,636,379)	(34,895,032)	12,593,909	(47,438,094)	(34,844,185)

TA Managed Risk - Growth ETF Service Class	9,279,418	(131,613,254)	(122,333,836)	15,365,231	(158,078,377)	(142,713,146)

TA Market Participation Strategy Service Class	1,450,212	(13,273,808)	(11,823,596)	7,901,328	(14,376,033)	(6,474,705)

TA Morgan Stanley Capital Growth Initial Class	62,202,553	(9,266,560)	52,935,993	6,891,310	(6,340,702)	550,608

TA Morgan Stanley Capital Growth Service Class	21,936,652	(4,946,429)	16,990,223	4,449,254	(4,357,928)	91,326

TA Multi-Managed Balanced Initial Class	3,016,812	(4,322,359)	(1,305,547)	4,368,453	(5,441,241)	(1,072,788)

TA Multi-Managed Balanced Service Class	7,774,819	(27,365,259)	(19,590,440)	7,920,741	(40,603,827)	(32,683,086)

TA Multi-Manager Alternative Strategies Service Class	213,154	(64,411)	148,743	196,375	(68,671)	127,704

TA PIMCO Tactical - Balanced Service Class	4,001,397	(23,032,095)	(19,030,698)	4,705,473	(25,247,915)	(20,542,442)

TA PIMCO Tactical - Conservative Service Class	6,162,221	(13,041,798)	(6,879,577)	5,725,827	(14,844,962)	(9,119,135)

TA PIMCO Tactical - Growth Service Class	2,778,267	(12,324,844)	(9,546,577)	3,306,016	(15,327,665)	(12,021,649)

TA PIMCO Total Return Initial Class	10,834,099	(13,912,677)	(3,078,578)	13,017,182	(20,926,712)	(7,909,530)

TA PIMCO Total Return Service Class	11,475,171	(53,261,535)	(41,786,364)	12,286,984	(61,609,367)	(49,322,383)

TA PineBridge Inflation Opportunities Service Class	2,081,570	(13,686,945)	(11,605,375)	4,631,467	(15,046,728)	(10,415,261)

TA ProFunds UltraBear Service Class (OAM)	127,036,956	(423,206,798)	(296,169,842)	671,427,493	(172,407,006)	499,020,487

TA QS Investors Active Asset Allocation - Conservative Service Class	2,176,086	(22,407,879)	(20,231,793)	3,269,843	(28,804,012)	(25,534,169)

51

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

TA QS Investors Active Asset Allocation - Moderate Service Class	4,287,547	(52,803,624)	(48,516,077)	9,738,675	(60,541,321)	(50,802,646)

TA QS Investors Active Asset Allocation - Moderate Growth Service Class	3,302,463	(30,669,669)	(27,367,206)	7,075,120	(36,789,361)	(29,714,241)

TA Small/Mid Cap Value Initial Class	256,137	(2,746,483)	(2,490,346)	1,249,255	(3,474,380)	(2,225,125)

TA Small/Mid Cap Value Service Class	3,137,027	(4,908,697)	(1,771,670)	1,550,851	(6,540,776)	(4,989,925)

TA T. Rowe Price Small Cap Initial Class	2,221,290	(5,983,450)	(3,762,160)	5,300,315	(7,321,903)	(2,021,588)

TA T. Rowe Price Small Cap Service Class	4,475,218	(5,518,113)	(1,042,895)	2,886,418	(7,336,983)	(4,450,565)

TA TS&W International Equity Initial Class	2,815,743	(5,303,945)	(2,488,202)	8,543,976	(6,780,649)	1,763,327

TA TS&W International Equity Service Class	1,263,310	(2,579,274)	(1,315,964)	1,200,237	(2,728,634)	(1,528,397)

TA U.S. Equity Index Service Class	10,608,519	(1,912,189)	8,696,330	3,233,373	(429,665)	2,803,708

TA WMC US Growth Initial Class	61,933,873	(18,628,698)	43,305,175	13,389,315	(27,098,607)	(13,709,292)

TA WMC US Growth Service Class	10,259,246	(5,227,520)	5,031,726	1,721,219	(5,631,616)	(3,910,397)

Vanguard® - Capital Growth	-	-	-	-	-	-

Vanguard® - Conservative Allocation	-	-	-	-	-	-

Vanguard® - Diversified Value	-	-	-	-	-	-

Vanguard® Balanced	-	-	-	-	-	-

Vanguard® Equity Income	-	-	-	-	-	-

Vanguard® Equity Index	63,628	(141,356)	(77,728)	486,258	(116,070)	370,188

Vanguard® Global Bond Index	-	-	-	-	-	-

Vanguard® Growth	-	-	-	-	-	-

Vanguard® High Yield Bond	-	-	-	-	-	-

Vanguard® International	67,867	(64,938)	2,929	176,491	(376,350)	(199,859)

Vanguard® Mid-Cap Index	40,875	(28,213)	12,662	39,172	(96,381)	(57,209)

Vanguard® Moderate Allocation	-	-	-	-	-	-

Vanguard® Money Market	-	-	-	-	-	-

Vanguard® Real Estate Index	54,861	(33,936)	20,925	10,232	(16,395)	(6,163)

Vanguard® Short-Term Investment Grade	398,473	(392,730)	5,743	43,180	(92,627)	(49,447)

52

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

Vanguard® Total Bond Market Index	209,472	(18,717)	190,755	37,172	(80,312)	(43,140)

Vanguard® Total International Stock Market Index	-	-	-	-	-	-

Vanguard® Total Stock Market Index	-	-	-	-	-	-

Voya Global Perspectives Class S Shares	21	(27)	(6)	129	(1)	128

Voya Large Cap Value Class S Shares	-	(2)	(2)	2	(1)	1

Voya Strategic Allocation Conservative Class S Shares	-	-	-	-	-	-

Voya Strategic Allocation Moderate Class S Shares	-	-	-	-	-	-

Wanger International	5,559	(18,149)	(12,590)	3,274	(40,859)	(37,585)

Wanger USA	-	-	-	-	-	-

53

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)

AB Balanced Wealth Strategy Class B Shares	$18,495,036	$(20,198,976)	$(1,703,940)	$10,528,416	$(17,828,775)	$(7,300,359)

AB Growth and Income Class B Shares	27,237,830	(34,791,818)	(7,553,988)	28,852,871	(46,781,780)	(17,928,909)

AB Large Cap Growth Class B Shares	139,023	(5,003,502)	(4,864,479)	329,434	(5,407,326)	(5,077,892)

American Funds - Asset Allocation Class 2 Shares	117,675,182	(107,698,788)	9,976,394	97,895,872	(143,472,008)	(45,576,136)

American Funds - Bond Class 2 Shares	60,356,238	(42,660,438)	17,695,800	41,396,975	(56,694,257)	(15,297,282)

American Funds - Growth Class 2 Shares	168,037,679	(68,197,329)	99,840,350	91,048,392	(82,011,310)	9,037,082

American Funds - Growth-Income Class 2 Shares	118,068,090	(53,467,557)	64,600,533	61,056,938	(56,671,161)	4,385,777

American Funds - International Class 2 Shares	58,814,627	(37,639,733)	21,174,894	64,333,811	(38,540,051)	25,793,760

BlackRock Basic Value V.I. Class I Shares	303,180	(1,936,483)	(1,633,303)	1,790,580	(3,854,477)	(2,063,897)

BlackRock Global Allocation V.I. Class I Shares	12,776	(1,310,869)	(1,298,093)	677,567	(2,355,941)	(1,678,374)

BlackRock High Yield V.I. Class I Shares	154,156	(586,332)	(432,176)	265,390	(911,081)	(645,691)

DFA VA Equity Allocation	-	-	-	-	-	-

DFA VA Global Bond	-	-	-	-	-	-

DFA VA Global Moderate Allocation	-	-	-	-	-	-

DFA VA International Small	-	-	-	-	-	-

DFA VA International Value	-	-	-	-	-	-

DFA VA Short-Term Fixed	-	-	-	-	-	-

DFA VA U.S. Large Value	-	-	-	-	-	-

DFA VA U.S. Targeted Value	-	-	-	-	-	-

Fidelity® VIP Balanced Service Class 2	66,550,149	(56,834,830)	9,715,319	60,541,254	(54,617,405)	5,923,849

Fidelity® VIP Contrafund® Initial Class	28,594	(106,631)	(78,037)	277	(20,685)	(20,408)

Fidelity® VIP Contrafund® Service Class 2	100,206,606	(71,415,665)	28,790,941	61,504,641	(103,056,512)	(41,551,871)

Fidelity® VIP Equity-Income Initial Class	-	(1,514)	(1,514)	-	(1,576)	(1,576)

Fidelity® VIP Equity-Income Service Class 2	307,577	(5,545,597)	(5,238,020)	710,627	(6,921,780)	(6,211,153)

Fidelity® VIP Growth Initial Class	-	(946)	(946)	-	(992)	(992)

Fidelity® VIP Growth Service Class 2	182,185	(5,003,831)	(4,821,646)	779,126	(6,866,136)	(6,087,010)

Fidelity® VIP Growth Opportunities Service Class 2	17,551	(233,923)	(216,372)	186,612	(836,051)	(649,439)

54

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)

Fidelity® VIP Mid Cap Initial Class	$3,974	$(47,116)	$(43,142)	$1,701	$(12,984)	$(11,283)

Fidelity® VIP Mid Cap Service Class 2	45,923,986	(41,993,624)	3,930,362	36,147,721	(66,250,952)	(30,103,231)

Fidelity® VIP Value Strategies Initial Class	92,424	(95,058)	(2,634)	91,176	(101,806)	(10,630)

Fidelity® VIP Value Strategies Service Class 2	30,998,254	(19,049,421)	11,948,833	22,162,373	(27,449,636)	(5,287,263)

Franklin Allocation Class 4 Shares	247,538	(13,626,476)	(13,378,938)	224,968	(20,529,629)	(20,304,661)

Franklin Income Class 2 Shares	146,509	(10,419,469)	(10,272,960)	589,292	(13,009,297)	(12,420,005)

Franklin Mutual Shares Class 2 Shares	36,389	(2,234,413)	(2,198,024)	61,058	(2,261,015)	(2,199,957)

Franklin Templeton Foreign Class 2 Shares	52,169	(3,639,114)	(3,586,945)	424,348	(5,033,098)	(4,608,750)

Invesco V.I. American Franchise Series II Shares	20,588	(1,035,926)	(1,015,338)	83,045	(1,200,494)	(1,117,449)

Janus Henderson - Enterprise Service Shares	184,775	(3,303,334)	(3,118,559)	470,269	(3,038,447)	(2,568,178)

Janus Henderson - Global Research Service Shares	160,341	(3,700,123)	(3,539,782)	401,892	(4,587,391)	(4,185,499)

Janus Henderson - Mid Cap Value Service Shares	24,027	(164,418)	(140,391)	101,993	(298,028)	(196,035)

MFS® New Discovery Service Class	31,193	(6,894,173)	(6,862,980)	703,286	(7,376,837)	(6,673,551)

MFS® Total Return Service Class	107,615	(6,123,424)	(6,015,809)	603,679	(7,420,702)	(6,817,023)

NVIT Emerging Markets Class D Shares	-	(282)	(282)	-	(285)	(285)

Rational Insider Buying VA	44,759	(633,417)	(588,658)	7,491	(443,470)	(435,979)

Rational Trend Aggregation VA	47,964	(490,157)	(442,193)	14,688	(319,699)	(305,011)

State Street Total Return V.I.S. Class 3 Shares	8,008,791	(10,962,674)	(2,953,883)	6,909,713	(11,280,379)	(4,370,666)

TA 60/40 Allocation Service Class	17,861,669	(2,803,892)	15,057,777	8,347,672	(389,845)	7,957,827

TA Aegon High Yield Bond Initial Class	6,484,677	(10,030,574)	(3,545,897)	6,089,778	(18,777,424)	(12,687,646)

TA Aegon High Yield Bond Service Class	28,256,301	(27,073,129)	1,183,172	24,778,333	(38,894,075)	(14,115,742)

TA Aegon U.S. Government Securities Initial Class	15,537,270	(17,710,679)	(2,173,409)	11,437,735	(13,448,799)	(2,011,064)

TA Aegon U.S. Government Securities Service Class	78,903,574	(217,458,822)	(138,555,248)	195,994,882	(74,926,949)	121,067,933

TA American Funds Managed Risk - Balanced Service Class	155,708,206	(62,821,545)	92,886,661	193,622,020	(67,582,412)	126,039,608

TA Barrow Hanley Dividend Focused Initial Class	1,117,365	(39,009,870)	(37,892,505)	16,572,835	(72,943,748)	(56,370,913)

TA Barrow Hanley Dividend Focused Service Class	22,204,280	(27,340,076)	(5,135,796)	16,309,883	(39,989,356)	(23,679,473)

TA BlackRock Global Allocation Service Class	27,173,604	(160,247,378)	(133,073,774)	37,386,024	(196,057,239)	(158,671,215)

55

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)

TA BlackRock Global Allocation Managed Risk - Balanced Service Class	$45,020,312	$(20,424,585)	$24,595,727	$61,084,279	$(21,894,213)	$39,190,066

TA BlackRock Global Allocation Managed Risk - Growth Service Class	10,005,044	(20,987,910)	(10,982,866)	23,620,686	(29,040,063)	(5,419,377)

TA BlackRock Global Real Estate Securities Initial Class	3,773,482	(5,749,723)	(1,976,241)	4,119,396	(8,999,496)	(4,880,100)

TA BlackRock Global Real Estate Securities Service Class	15,864,348	(13,743,361)	2,120,987	5,223,424	(15,184,072)	(9,960,648)

TA BlackRock Government Money Market Initial Class	36,942,078	(41,278,658)	(4,336,580)	49,426,332	(46,071,504)	3,354,828

TA BlackRock Government Money Market Service Class	325,515,918	(317,729,106)	7,786,812	327,154,039	(282,214,765)	44,939,274

TA BlackRock iShares Edge 100 Service Class	16,228,540	(9,856,901)	6,371,639	10,126,502	(12,663,492)	(2,536,990)

TA BlackRock iShares Edge 40 Initial Class	976,405	(2,033,653)	(1,057,248)	1,685,158	(3,712,139)	(2,026,981)

TA BlackRock iShares Edge 40 Service Class	20,748,200	(41,893,248)	(21,145,048)	14,726,471	(44,158,426)	(29,431,955)

TA BlackRock iShares Edge 50 Service Class	149,360,955	(10,911,447)	138,449,508	90,642,563	(12,372,331)	78,270,232

TA BlackRock iShares Edge 75 Service Class	54,977,244	(11,531,838)	43,445,406	44,905,465	(7,268,671)	37,636,794

TA BlackRock Tactical Allocation Service Class	19,692,693	(178,833,346)	(159,140,653)	30,957,682	(204,954,032)	(173,996,350)

TA Greystone International Growth Initial Class	4,533,599	(9,704,270)	(5,170,671)	14,150,131	(13,418,140)	731,991

TA Greystone International Growth Service Class	10,588,816	(14,706,955)	(4,118,139)	13,200,659	(24,001,176)	(10,800,517)

TA International Equity Index Service Class	26,945,213	(9,514,103)	17,431,110	13,671,483	(1,554,176)	12,117,307

TA Janus Balanced Service Class	86,923,063	(97,714,048)	(10,790,985)	113,404,035	(95,755,729)	17,648,306

TA Janus Mid-Cap Growth Initial Class	6,128,410	(9,980,545)	(3,852,135)	10,494,234	(14,740,760)	(4,246,526)

TA Janus Mid-Cap Growth Service Class	46,310,712	(17,545,875)	28,764,837	22,352,176	(16,278,807)	6,073,369

TA JPMorgan Asset Allocation - Conservative Initial Class	16,521,273	(23,924,610)	(7,403,337)	22,711,065	(38,777,003)	(16,065,938)

TA JPMorgan Asset Allocation - Conservative Service Class	117,426,583	(138,518,731)	(21,092,148)	57,882,553	(152,148,577)	(94,266,024)

TA JPMorgan Asset Allocation - Growth Initial Class	9,931,272	(29,355,723)	(19,424,451)	24,276,165	(51,383,378)	(27,107,213)

TA JPMorgan Asset Allocation - Growth Service Class	30,431,694	(29,335,594)	1,096,100	18,893,652	(36,235,267)	(17,341,615)

TA JPMorgan Asset Allocation - Moderate Initial Class	10,429,790	(45,694,714)	(35,264,924)	28,966,094	(59,959,335)	(30,993,241)

TA JPMorgan Asset Allocation - Moderate Service Class	524,626,480	(481,341,842)	43,284,638	538,331,283	(524,114,027)	14,217,256

TA JPMorgan Asset Allocation - Moderate Growth Initial Class	14,168,632	(48,088,456)	(33,919,824)	29,168,116	(62,370,283)	(33,202,167)

56

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)

TA JPMorgan Asset Allocation - Moderate Growth Service Class	$53,722,050	$(423,159,781)	$(369,437,731)	$140,818,240	$(447,821,577)	$(307,003,337)

TA JPMorgan Core Bond Service Class	53,927,843	(34,566,172)	19,361,671	33,770,866	(33,195,288)	575,578

TA JPMorgan Enhanced Index Initial Class	10,513,423	(17,270,739)	(6,757,316)	17,725,180	(24,949,090)	(7,223,910)

TA JPMorgan Enhanced Index Service Class	18,868,754	(13,563,406)	5,305,348	11,923,720	(17,471,118)	(5,547,398)

TA JPMorgan International Moderate Growth Initial Class	1,858	(765)	1,093	1,522	(762)	760

TA JPMorgan International Moderate Growth Service Class	11,967,799	(73,638,183)	(61,670,384)	44,322,654	(82,866,782)	(38,544,128)

TA JPMorgan Mid Cap Value Service Class	35,129,532	(29,309,041)	5,820,491	24,992,139	(43,258,742)	(18,266,603)

TA JPMorgan Tactical Allocation Service Class	59,952,197	(109,708,301)	(49,756,104)	50,537,559	(135,165,480)	(84,627,921)

TA Legg Mason Dynamic Allocation - Balanced Service Class	26,394,536	(105,002,007)	(78,607,471)	25,932,187	(124,411,453)	(98,479,266)

TA Legg Mason Dynamic Allocation - Growth Service Class	9,189,757	(54,075,396)	(44,885,639)	20,075,603	(64,699,858)	(44,624,255)

TA Levin Large Cap Value Service Class	8,817,694	(635,712)	8,181,982	2,642,746	(333,324)	2,309,422

TA Madison Diversified Income Service Class	43,739,712	(19,759,389)	23,980,323	24,927,200	(16,831,628)	8,095,572

TA Managed Risk - Balanced ETF Service Class	96,933,586	(549,375,722)	(452,442,136)	130,035,759	(553,917,033)	(423,881,274)

TA Managed Risk - Conservative ETF Service Class	35,955,216	(110,395,523)	(74,440,307)	50,778,006	(115,843,179)	(65,065,173)

TA Managed Risk - Growth ETF Service Class	46,788,926	(357,001,014)	(310,212,088)	63,826,107	(400,522,021)	(336,695,914)

TA Market Participation Strategy Service Class	6,358,630	(56,172,771)	(49,814,141)	21,622,306	(58,154,726)	(36,532,420)

TA Morgan Stanley Capital Growth Initial Class	230,022,471	(35,150,509)	194,871,962	24,106,297	(22,175,752)	1,930,545

TA Morgan Stanley Capital Growth Service Class	254,675,647	(35,314,802)	219,360,845	45,375,591	(31,286,067)	14,089,524

TA Multi-Managed Balanced Initial Class	7,956,194	(11,233,851)	(3,277,657)	10,398,376	(13,506,918)	(3,108,542)

TA Multi-Managed Balanced Service Class	52,458,662	(121,492,313)	(69,033,651)	54,954,937	(164,631,639)	(109,676,702)

TA Multi-Manager Alternative Strategies Service Class	2,137,933	(643,709)	1,494,224	1,966,039	(679,114)	1,286,925

TA PIMCO Tactical - Balanced Service Class	11,873,957	(70,377,951)	(58,503,994)	11,922,315	(79,247,563)	(67,325,248)

TA PIMCO Tactical - Conservative Service Class	20,167,516	(37,234,436)	(17,066,920)	17,788,673	(46,044,021)	(28,255,348)

TA PIMCO Tactical - Growth Service Class	10,596,569	(37,234,519)	(26,637,950)	12,814,094	(44,103,541)	(31,289,447)

TA PIMCO Total Return Initial Class	17,552,882	(23,335,974)	(5,783,092)	19,791,265	(32,821,077)	(13,029,812)

TA PIMCO Total Return Service Class	65,032,013	(108,556,471)	(43,524,458)	53,033,488	(119,716,327)	(66,682,839)

57

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)

TA PineBridge Inflation Opportunities Service Class	$9,312,653	$(25,462,606)	$(16,149,953)	$14,831,713	$(29,362,101)	$(14,530,388)

TA ProFunds UltraBear Service Class (OAM)	4,004,863	(13,607,982)	(9,603,119)	26,986,533	(6,539,644)	20,446,889

TA QS Investors Active Asset Allocation - Conservative Service Class	10,386,947	(51,395,738)	(41,008,791)	12,448,724	(61,843,804)	(49,395,080)

TA QS Investors Active Asset Allocation - Moderate Service Class	31,854,197	(157,765,584)	(125,911,387)	67,067,063	(171,513,291)	(104,446,228)

TA QS Investors Active Asset Allocation - Moderate Growth Service Class	11,549,965	(80,049,370)	(68,499,405)	25,265,880	(91,862,638)	(66,596,758)

TA Small/Mid Cap Value Initial Class	1,165,147	(15,293,646)	(14,128,499)	5,918,923	(20,739,224)	(14,820,301)

TA Small/Mid Cap Value Service Class	36,945,752	(18,413,425)	18,532,327	15,694,097	(24,035,571)	(8,341,474)

TA T. Rowe Price Small Cap Initial Class	7,198,698	(18,637,794)	(11,439,096)	17,150,745	(22,325,438)	(5,174,693)

TA T. Rowe Price Small Cap Service Class	70,601,308	(34,907,777)	35,693,531	33,503,886	(44,505,901)	(11,002,015)

TA TS&W International Equity Initial Class	5,343,959	(9,623,990)	(4,280,031)	16,098,869	(13,028,471)	3,070,398

TA TS&W International Equity Service Class	10,139,801	(6,945,097)	3,194,704	6,837,113	(7,039,421)	(202,308)

TA U.S. Equity Index Service Class	131,202,601	(23,636,605)	107,565,996	37,075,308	(4,824,519)	32,250,789

TA WMC US Growth Initial Class	156,017,750	(45,246,803)	110,770,947	33,935,385	(59,913,199)	(25,977,814)

TA WMC US Growth Service Class	87,071,310	(25,071,486)	61,999,824	16,520,794	(25,847,178)	(9,326,384)

Vanguard® - Capital Growth	-	-	-	-	-	-

Vanguard® - Conservative Allocation	-	-	-	-	-	-

Vanguard® - Diversified Value	-	-	-	-	-	-

Vanguard® Balanced	-	-	-	-	-	-

Vanguard® Equity Income	-	-	-	-	-	-

Vanguard® Equity Index	149,317	(369,214)	(219,897)	1,048,327	(507,557)	540,770

Vanguard® Global Bond Index	-	-	-	-	-	-

Vanguard® Growth	-	-	-	-	-	-

Vanguard® High Yield Bond	-	-	-	-	-	-

Vanguard® International	658,728	(295,272)	363,456	521,283	(717,139)	(195,856)

Vanguard® Mid-Cap Index	734,561	(247,424)	487,137	387,983	(276,491)	111,492

58

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)

Vanguard® Moderate Allocation	$-	$-	$-	$-	$-	$-

Vanguard® Money Market	-	-	-	-	-	-

Vanguard® Real Estate Index	232,059	(91,024)	141,035	63,092	(40,179)	22,913

Vanguard® Short-Term Investment Grade	1,767,559	(730,183)	1,037,376	310,589	(253,550)	57,039

Vanguard® Total Bond Market Index	1,383,198	(122,794)	1,260,404	318,064	(202,789)	115,275

Vanguard® Total International Stock Market Index	-	-	-	-	-	-

Vanguard® Total Stock Market Index	-	-	-	-	-	-

Voya Global Perspectives Class S Shares	238	(299)	(61)	1,375	(8)	1,367

Voya Large Cap Value Class S Shares	-	(23)	(23)	25	(11)	14

Voya Strategic Allocation Conservative Class S Shares	-	-	-	-	-	-

Voya Strategic Allocation Moderate Class S Shares	-	-	-	-	-	-

Wanger International	56,770	(33,129)	23,641	20,357	(64,464)	(44,107)

Wanger USA	-	-	-	-	-	-

59

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

AB Balanced Wealth Strategy Class B Shares

12/31/2019	30,129,720	$15.18	to	$11.74	$97,353,579	2.34%	0.40%	to	2.85%	17.73%	to	14.93%

12/31/2018	33,611,226	12.90	to	10.21	85,205,038	1.69	0.40	to	2.85	(6.79)	to	(9.02)

12/31/2017	38,525,201	13.84	to	11.22	99,946,976	1.81	0.40	to	2.85	14.88	to	12.43

12/31/2016	44,034,478	12.01	to	1.63	94,083,857	1.82	0.65	to	2.65	3.77	to	1.75

12/31/2015	47,328,479	11.58	to	1.60	95,500,596	2.02	0.65	to	2.65	0.64	to	(1.32)

AB Growth and Income Class B Shares

12/31/2019	66,912,738	2.76	to	12.57	249,977,608	1.03	0.30	to	2.80	23.24	to	20.24

12/31/2018	72,168,849	2.24	to	10.45	211,887,489	0.75	0.30	to	2.80	(6.13)	to	(8.42)

12/31/2017	77,917,998	2.38	to	11.42	246,477,664	1.27	0.30	to	2.80	18.24	to	15.38

12/31/2016	86,181,039	2.02	to	1.37	220,284,665	0.84	0.30	to	2.30	10.74	to	8.58

12/31/2015	86,893,047	1.82	to	1.26	194,307,335	1.19	0.30	to	2.30	1.12	to	(0.85)

AB Large Cap Growth Class B Shares

12/31/2019	11,372,716	3.81	to	16.41	31,230,390	-	0.30	to	2.80	33.96	to	30.70

12/31/2018	13,361,563	2.84	to	12.55	27,738,213	-	0.30	to	2.80	2.02	to	(0.48)

12/31/2017	15,509,056	2.79	to	12.61	32,262,769	-	0.30	to	2.80	31.28	to	28.10

12/31/2016	17,594,877	2.12	to	1.57	28,324,370	-	0.30	to	2.30	2.05	to	0.06

12/31/2015	19,226,523	2.08	to	1.57	30,693,993	-	0.30	to	2.30	10.52	to	8.36

American Funds - Asset Allocation Class 2 Shares

12/31/2019	194,454,343	17.00	to	12.24	819,073,416	1.95	0.60	to	2.95	20.51	to	17.76

12/31/2018	212,831,662	14.10	to	10.39	677,757,631	1.62	0.60	to	2.95	(5.18)	to	(7.35)

12/31/2017	246,090,334	14.87	to	11.22	769,063,617	1.56	0.60	to	2.95	15.37	to	12.91

12/31/2016	250,143,519	12.88	to	1.60	634,039,608	1.74	0.75	to	2.75	8.60	to	6.49

12/31/2015	229,793,901	11.86	to	1.50	511,723,809	1.70	0.75	to	2.75	0.64	to	(1.31)

American Funds - Bond Class 2 Shares

12/31/2019	64,327,748	11.32	to	10.37	230,089,383	2.69	0.60	to	2.95	8.70	to	6.22

12/31/2018	65,952,103	10.42	to	9.76	197,187,014	2.40	0.60	to	2.95	(1.31)	to	(3.57)

12/31/2017	73,725,508	10.56	to	10.12	217,547,968	2.00	0.60	to	2.95	2.89	to	0.70

12/31/2016	86,249,797	10.24	to	1.04	202,687,185	1.75	0.75	to	2.75	2.18	to	0.20

12/31/2015	83,923,617	10.03	to	1.04	168,449,072	1.79	0.75	to	2.75	(0.47)	to	(2.41)

American Funds - Growth Class 2 Shares

12/31/2019	60,243,138	24.27	to	15.13	679,623,629	0.80	0.60	to	2.95	29.99	to	27.03

12/31/2018	61,736,514	18.67	to	11.91	442,334,800	0.44	0.60	to	2.95	(0.85)	to	(3.12)

12/31/2017	67,452,645	18.83	to	12.29	442,900,974	0.53	0.60	to	2.95	27.34	to	24.63

12/31/2016	68,512,929	14.77	to	1.85	301,070,692	0.84	0.75	to	2.60	8.67	to	6.72

12/31/2015	69,343,957	13.59	to	1.74	241,712,021	0.67	0.75	to	2.60	6.06	to	4.15

American Funds - Growth-Income Class 2 Shares

12/31/2019	55,567,642	21.87	to	13.74	578,289,945	1.79	0.60	to	2.95	25.38	to	22.52

12/31/2018	56,040,276	17.44	to	11.22	409,513,116	1.43	0.60	to	2.95	(2.38)	to	(4.62)

12/31/2017	60,250,249	17.87	to	11.76	420,162,453	1.48	0.60	to	2.95	21.47	to	18.89

12/31/2016	60,127,114	14.69	to	1.81	308,892,051	1.61	0.75	to	2.60	10.69	to	8.70

12/31/2015	56,995,196	13.27	to	1.66	236,097,115	1.44	0.75	to	2.60	0.70	to	(1.12)

American Funds - International Class 2 Shares

12/31/2019	46,533,316	14.76	to	12.92	248,531,886	1.55	0.60	to	2.95	22.15	to	19.36

12/31/2018	49,456,028	12.08	to	10.83	186,794,262	1.80	0.60	to	2.95	(13.66)	to	(15.64)

12/31/2017	51,454,305	14.00	to	12.84	191,936,131	1.34	0.60	to	2.95	31.16	to	28.37

12/31/2016	49,934,063	10.66	to	1.04	129,648,359	1.48	0.75	to	2.60	2.76	to	0.92

12/31/2015	54,330,699	10.37	to	1.03	114,935,590	1.62	0.75	to	2.60	(5.24)	to	(6.95)

60

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

BlackRock Basic Value V.I. Class I Shares

12/31/2019	6,249,446	$2.63	to	$11.24	$20,016,237	2.39%	1.25%	to	2.65%	22.38%	to	20.71%

12/31/2018	6,813,623	2.15	to	9.31	17,849,636	1.79	1.25	to	2.65	(8.99)	to	(10.24)

12/31/2017	7,377,068	2.36	to	10.38	21,702,345	1.54	1.25	to	2.65	6.91	to	5.45

12/31/2016	8,011,814	2.21	to	2.40	22,069,925	1.52	1.25	to	2.30	16.73	to	15.54

12/31/2015	8,817,241	1.89	to	2.07	20,857,527	1.42	1.25	to	2.30	(7.11)	to	(8.07)

BlackRock Global Allocation V.I. Class I Shares

12/31/2019	4,729,879	3.19	to	11.46	10,712,286	1.24	1.25	to	2.65	16.53	to	14.94

12/31/2018	5,295,268	2.73	to	9.97	10,410,140	0.92	1.25	to	2.65	(8.49)	to	(9.74)

12/31/2017	6,135,012	2.99	to	11.05	13,086,962	1.26	1.25	to	2.65	12.46	to	10.93

12/31/2016	7,054,931	2.66	to	2.61	13,393,563	1.25	1.25	to	2.30	2.83	to	1.78

12/31/2015	7,842,563	2.58	to	2.57	14,520,562	1.04	1.25	to	2.30	(1.94)	to	(2.94)

BlackRock High Yield V.I. Class I Shares

12/31/2019	1,340,935	2.83	to	11.16	3,651,853	5.40	1.25	to	2.65	13.87	to	12.31

12/31/2018	1,507,900	2.49	to	9.94	3,612,958	5.48	1.25	to	2.65	(3.86)	to	(5.18)

12/31/2017	1,762,477	2.59	to	10.48	4,411,875	5.18	1.25	to	2.65	6.00	to	4.56

12/31/2016	2,044,390	2.44	to	1.99	4,838,768	5.46	1.25	to	2.30	11.52	to	10.38

12/31/2015	2,441,830	2.19	to	1.80	5,188,905	5.10	1.25	to	2.30	(4.77)	to	(5.74)

DFA VA Equity Allocation

12/31/2019(1)	-	10.04	to	10.04	-	-	0.27	to	0.47	-	to	-

DFA VA Global Bond

12/31/2019(1)	-	10.01	to	10.01	-	-	0.27	to	0.47	-	to	-

DFA VA Global Moderate Allocation

12/31/2019(1)	-	10.03	to	10.03	-	-	0.27	to	0.47	-	to	-

DFA VA International Small

12/31/2019(1)	-	10.15	to	10.14	-	-	0.27	to	0.47	-	to	-

DFA VA International Value

12/31/2019(1)	-	10.03	to	10.03	-	-	0.27	to	0.47	-	to	-

DFA VA Short-Term Fixed

12/31/2019(1)	-	10.00	to	10.00	-	-	0.27	to	0.47	-	to	-

DFA VA U.S. Large Value

12/31/2019(1)	-	10.03	to	10.03	-	-	0.27	to	0.47	-	to	-

DFA VA U.S. Targeted Value

12/31/2019(1)	-	9.99	to	9.99	-	-	0.27	to	0.47	-	to	-

Fidelity® VIP Balanced Service Class 2

12/31/2019	125,709,751	2.27	to	12.65	457,401,722	1.58	0.30	to	2.65	23.74	to	20.91

12/31/2018	137,704,135	1.83	to	10.47	364,935,164	1.31	0.30	to	2.65	(4.73)	to	(6.92)

12/31/2017	147,985,403	1.92	to	11.24	382,158,570	1.28	0.30	to	2.65	15.77	to	13.13

12/31/2016	161,273,927	1.66	to	1.38	336,960,896	1.26	0.30	to	2.45	6.66	to	4.43

12/31/2015	159,318,959	1.56	to	1.32	299,484,731	1.43	0.30	to	2.45	0.06	to	(2.04)

Fidelity® VIP Contrafund® Initial Class

12/31/2019	44,170	2.68	to	13.61	208,350	0.37	0.30	to	2.70	31.18	to	28.12

12/31/2018	72,197	2.04	to	10.63	221,362	0.71	0.30	to	2.70	(6.66)	to	(8.85)

12/31/2017	79,806	2.19	to	11.66	258,065	0.91	0.30	to	2.70	21.51	to	20.67

12/31/2016	113,495	1.80	to	1.57	431,681	0.73	0.30	to	1.00	7.68	to	6.93

12/31/2015	201,666	1.67	to	1.47	716,924	1.05	0.30	to	1.00	0.37	to	(0.33)

Fidelity® VIP Contrafund® Service Class 2

12/31/2019	122,971,431	3.20	to	13.54	671,378,964	0.22	0.30	to	2.80	30.88	to	27.70

12/31/2018	130,170,833	2.44	to	10.61	494,770,479	0.43	0.30	to	2.80	(6.92)	to	(9.20)

12/31/2017	148,094,555	2.62	to	11.68	579,167,529	0.78	0.30	to	2.80	21.22	to	18.29

12/31/2016	158,259,292	2.16	to	1.41	476,359,703	0.64	0.30	to	2.30	7.41	to	5.31

12/31/2015	172,144,924	2.01	to	1.34	449,859,068	0.80	0.30	to	2.30	0.11	to	(1.84)

61

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

Fidelity® VIP Equity-Income Initial Class

12/31/2019	22,709	$1.95	to	$11.99	$46,431	2.02%	0.30%	to	2.70%	27.06%	to	24.09%

12/31/2018	23,527	1.54	to	9.66	38,033	2.27	0.30	to	2.70	(8.57)	to	(10.72)

12/31/2017	24,406	1.68	to	10.82	43,356	1.50	0.30	to	2.70	12.56	to	11.78

12/31/2016	38,845	1.49	to	1.61	61,069	2.28	0.30	to	1.00	17.67	to	16.85

12/31/2015	52,261	1.27	to	1.38	70,747	3.01	0.30	to	1.00	(4.25)	to	(4.92)

Fidelity® VIP Equity-Income Service Class 2

12/31/2019	18,185,698	2.46	to	11.92	41,513,921	1.78	0.30	to	2.80	26.73	to	23.65

12/31/2018	20,712,987	1.95	to	9.64	37,740,091	1.98	0.30	to	2.80	(8.81)	to	(11.04)

12/31/2017	23,845,141	2.13	to	10.84	48,184,382	1.46	0.30	to	2.80	12.31	to	9.59

12/31/2016	27,073,880	1.90	to	1.25	49,230,256	2.09	0.30	to	2.30	17.36	to	15.07

12/31/2015	30,565,159	1.62	to	1.09	47,923,174	2.74	0.30	to	2.30	(4.52)	to	(6.39)

Fidelity® VIP Growth Initial Class

12/31/2019	7,797	3.32	to	16.40	22,321	0.26	0.30	to	2.70	33.91	to	30.78

12/31/2018	8,174	2.48	to	12.54	17,561	0.24	0.30	to	2.70	(0.47)	to	(2.81)

12/31/2017	8,594	2.49	to	12.90	18,642	0.23	0.30	to	2.70	34.73	to	33.80

12/31/2016	12,155	1.85	to	1.61	19,555	0.03	0.30	to	1.00	0.50	to	(0.19)

12/31/2015	25,199	1.84	to	1.61	40,557	0.26	0.30	to	1.00	6.85	to	6.11

Fidelity® VIP Growth Service Class 2

12/31/2019	14,824,936	3.70	to	16.33	39,103,539	0.06	0.30	to	2.80	33.58	to	30.33

12/31/2018	16,810,542	2.77	to	12.53	33,696,406	0.04	0.30	to	2.80	(0.73)	to	(3.16)

12/31/2017	19,553,603	2.79	to	12.94	40,016,140	0.08	0.30	to	2.80	34.41	to	31.16

12/31/2016	22,172,573	2.08	to	1.37	34,319,380	-	0.30	to	2.30	0.25	to	(1.71)

12/31/2015	25,975,749	2.07	to	1.40	40,617,613	0.03	0.30	to	2.30	6.58	to	4.50

Fidelity® VIP Growth Opportunities Service Class 2

12/31/2019	862,593	20.18	to	19.27	3,004,319	-	1.25	to	2.80	38.76	to	36.67

12/31/2018	929,775	14.54	to	14.10	2,346,465	0.09	1.25	to	2.80	10.82	to	9.14

12/31/2017	1,207,203	13.12	to	12.92	2,711,713	0.11	1.25	to	2.80	32.53	to	30.53

12/31/2016	1,186,013	1.83	to	1.32	1,992,681	0.05	1.25	to	1.75	(1.17)	to	(1.65)

12/31/2015	1,281,973	1.85	to	1.34	2,179,017	0.00	1.25	to	1.75	4.04	to	3.53

Fidelity® VIP Mid Cap Initial Class

12/31/2019	18,009	2.37	to	11.50	55,425	0.86	0.30	to	2.70	23.08	to	20.20

12/31/2018	38,781	1.93	to	9.57	82,670	0.64	0.30	to	2.70	(14.80)	to	(16.80)

12/31/2017	41,922	2.26	to	11.50	108,346	0.70	0.30	to	2.70	20.45	to	19.61

12/31/2016	21,135	1.88	to	1.46	52,280	0.50	0.30	to	1.00	11.90	to	11.12

12/31/2015	24,745	1.68	to	1.31	51,157	0.42	0.30	to	1.00	(1.68)	to	(2.37)

Fidelity® VIP Mid Cap Service Class 2

12/31/2019	68,400,272	2.91	to	11.50	354,595,211	0.69	0.30	to	2.80	22.80	to	19.82

12/31/2018	74,180,131	2.37	to	9.59	288,831,176	0.39	0.30	to	2.80	(15.03)	to	(17.11)

12/31/2017	84,005,052	2.79	to	11.57	374,376,908	0.49	0.30	to	2.80	20.18	to	17.26

12/31/2016	89,788,590	2.32	to	1.48	316,226,522	0.32	0.30	to	2.30	11.59	to	9.41

12/31/2015	98,025,909	2.08	to	1.35	298,255,903	0.24	0.30	to	2.30	(1.92)	to	(3.84)

Fidelity® VIP Value Strategies Initial Class

12/31/2019	81,496	2.01	to	12.03	341,053	1.69	0.30	to	2.50	34.12	to	31.25

12/31/2018	80,999	1.50	to	9.16	255,289	0.89	0.30	to	2.50	(17.57)	to	(19.35)

12/31/2017	86,820	1.82	to	11.36	330,169	1.51	0.30	to	2.50	19.00	to	18.17

12/31/2016	45,032	1.53	to	1.48	187,030	1.43	0.30	to	1.00	9.30	to	8.54

12/31/2015	47,767	1.40	to	1.37	89,494	1.13	0.30	to	1.00	(3.28)	to	(3.95)

Fidelity® VIP Value Strategies Service Class 2

12/31/2019	41,539,468	2.63	to	11.98	167,567,384	1.47	0.30	to	2.80	33.70	to	30.45

12/31/2018	42,681,877	1.97	to	9.19	116,996,447	0.71	0.30	to	2.80	(17.75)	to	(19.76)

12/31/2017	44,994,998	2.39	to	11.45	149,707,366	1.23	0.30	to	2.80	18.73	to	15.85

12/31/2016	48,667,743	2.02	to	1.31	128,230,984	0.93	0.30	to	2.30	8.95	to	6.82

12/31/2015	53,699,682	1.85	to	1.23	124,591,778	0.85	0.30	to	2.30	(3.48)	to	(5.37)

62

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

Franklin Allocation Class 4 Shares

12/31/2019	33,952,154	$1.60	to	$11.05	$73,995,819	3.32%	0.60%	to	2.80%	18.85%	to	16.31%

12/31/2018	40,474,209	1.35	to	9.50	75,009,599	2.88	0.60	to	2.80	(10.12)	to	(12.06)

12/31/2017	50,313,685	1.50	to	10.81	104,865,929	2.55	0.60	to	2.80	11.12	to	8.74

12/31/2016	59,149,514	1.35	to	1.76	112,099,678	3.70	0.60	to	2.60	12.25	to	10.07

12/31/2015	67,682,365	1.20	to	1.60	115,509,798	2.72	0.60	to	2.60	(6.80)	to	(8.62)

Franklin Income Class 2 Shares

12/31/2019	36,589,063	1.65	to	11.20	57,808,661	5.39	1.00	to	2.80	14.91	to	12.90

12/31/2018	43,367,555	1.43	to	9.92	59,934,934	4.80	1.00	to	2.80	(5.26)	to	(6.93)

12/31/2017	51,870,302	1.51	to	10.66	76,044,090	4.16	1.00	to	2.80	8.59	to	6.69

12/31/2016	61,395,564	1.39	to	1.23	83,312,836	5.07	1.00	to	2.30	12.90	to	11.47

12/31/2015	74,138,690	1.23	to	1.10	89,472,772	4.62	1.00	to	2.30	(7.97)	to	(9.14)

Franklin Mutual Shares Class 2 Shares

12/31/2019	9,029,439	1.57	to	11.02	13,710,436	1.79	1.00	to	2.80	21.36	to	19.23

12/31/2018	10,583,322	1.29	to	9.24	13,324,515	2.34	1.00	to	2.80	(9.97)	to	(11.56)

12/31/2017	12,176,476	1.43	to	10.45	17,081,386	2.20	1.00	to	2.80	7.28	to	5.40

12/31/2016	13,977,761	1.34	to	1.18	18,358,702	1.99	1.00	to	2.30	14.91	to	13.46

12/31/2015	15,954,729	1.16	to	1.04	18,306,795	2.83	1.00	to	2.30	(5.88)	to	(7.07)

Franklin Templeton Foreign Class 2 Shares

12/31/2019	21,486,432	1.08	to	10.21	22,067,192	1.74	1.00	to	2.80	11.42	to	9.46

12/31/2018	25,135,514	0.97	to	9.33	23,322,722	2.68	1.00	to	2.80	(16.28)	to	(17.76)

12/31/2017	29,509,124	1.16	to	11.34	32,841,409	2.59	1.00	to	2.80	15.54	to	13.52

12/31/2016	33,720,848	1.00	to	0.89	32,654,219	1.95	1.00	to	2.30	6.12	to	4.77

12/31/2015	38,972,850	0.95	to	0.85	35,741,459	3.22	1.00	to	2.30	(7.42)	to	(8.60)

Invesco V.I. American Franchise Series II Shares

12/31/2019	2,917,087	2.56	to	15.10	6,803,867	-	0.30	to	2.80	36.02	to	32.71

12/31/2018	3,405,149	1.88	to	11.38	5,914,066	-	0.30	to	2.80	(4.18)	to	(6.52)

12/31/2017	3,978,534	1.96	to	12.17	7,305,661	-	0.30	to	2.80	26.65	to	23.58

12/31/2016	4,459,627	1.55	to	1.41	6,543,470	-	0.30	to	2.30	1.71	to	(0.27)

12/31/2015	5,078,250	1.52	to	1.42	7,414,245	-	0.30	to	2.30	4.44	to	2.39

Janus Henderson - Enterprise Service Shares

12/31/2019	7,606,776	4.76	to	15.45	22,867,967	0.05	0.30	to	2.80	34.75	to	31.48

12/31/2018	8,614,115	3.53	to	11.75	19,757,244	0.13	0.30	to	2.80	(0.96)	to	(3.39)

12/31/2017	9,702,261	3.57	to	12.16	22,591,758	0.54	0.30	to	2.80	26.71	to	23.64

12/31/2016	10,584,742	2.82	to	1.78	19,751,582	0.71	0.30	to	2.30	11.77	to	9.59

12/31/2015	11,696,584	2.52	to	1.62	19,764,226	0.74	0.30	to	2.30	3.46	to	1.43

Janus Henderson - Global Research Service Shares

12/31/2019	16,122,487	2.38	to	13.80	25,159,601	0.85	0.30	to	2.80	28.33	to	25.21

12/31/2018	18,506,476	1.86	to	11.02	22,907,022	0.96	0.30	to	2.80	(7.36)	to	(9.63)

12/31/2017	21,574,448	2.01	to	12.20	29,147,018	0.68	0.30	to	2.80	26.30	to	23.24

12/31/2016	23,820,520	1.59	to	1.00	25,804,944	0.94	0.30	to	2.30	1.51	to	(0.47)

12/31/2015	27,624,966	1.56	to	1.01	29,897,411	0.50	0.30	to	2.30	(2.82)	to	(4.72)

Janus Henderson - Mid Cap Value Service Shares

12/31/2019	1,112,449	12.15	to	11.61	3,137,143	1.47	1.25	to	2.80	28.44	to	26.51

12/31/2018	1,170,029	9.46	to	9.17	2,566,104	0.89	1.25	to	2.80	(14.89)	to	(16.18)

12/31/2017	1,239,487	11.12	to	10.95	3,228,213	0.64	1.25	to	2.80	12.23	to	10.55

12/31/2016	1,278,394	2.41	to	2.22	2,972,307	0.90	1.25	to	1.75	17.30	to	16.73

12/31/2015	1,382,062	2.06	to	1.90	2,735,038	1.00	1.25	to	1.75	(4.88)	to	(5.35)

MFS® New Discovery Service Class

12/31/2019	12,964,008	3.96	to	15.94	44,689,857	-	0.30	to	2.80	40.85	to	37.43

12/31/2018	15,150,161	2.81	to	11.60	37,622,941	-	0.30	to	2.80	(2.01)	to	(4.41)

12/31/2017	17,571,221	2.87	to	12.14	44,936,194	-	0.30	to	2.80	25.95	to	22.90

12/31/2016	20,116,052	2.28	to	1.60	41,335,561	-	0.30	to	2.30	8.47	to	6.36

12/31/2015	23,490,980	2.10	to	1.50	45,033,655	-	0.30	to	2.30	(2.44)	to	(4.35)

63

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

MFS® Total Return Service Class

12/31/2019	19,874,828	$2.21	to	$11.61	$41,580,126	2.09%	0.30%	to	2.80%	19.76%	to	16.85%

12/31/2018	22,981,760	1.85	to	9.94	40,564,664	1.95	0.30	to	2.80	(6.15)	to	(8.45)

12/31/2017	26,624,976	1.97	to	10.85	50,663,588	2.15	0.30	to	2.80	11.69	to	8.98

12/31/2016	30,104,493	1.76	to	1.29	51,932,163	2.65	0.30	to	2.30	8.49	to	6.38

12/31/2015	34,352,892	1.62	to	1.21	55,241,989	2.24	0.30	to	2.30	(0.88)	to	(2.82)

NVIT Emerging Markets Class D Shares

12/31/2019	1,524	13.90	to	13.02	21,048	2.16	0.30	to	2.50	22.21	to	19.59

12/31/2018	1,547	11.37	to	10.88	17,509	0.35	0.30	to	2.50	(17.96)	to	(19.73)

12/31/2017	1,568	13.86	to	13.56	21,682	0.91	0.30	to	2.50	40.67	to	39.98

12/31/2016(1)	1,907	9.85	to	9.83	18,774	0.83	0.30	to	0.80	-	to	-

Rational Trend Aggregation VA

12/31/2019	728,389	9.62	to	9.27	1,003,775	2.32	1.25	to	2.50	5.97	to	4.68

12/31/2018	1,054,500	9.07	to	8.86	1,370,978	3.91	1.25	to	2.50	(5.75)	to	(6.91)

12/31/2017	1,280,691	9.63	to	9.51	1,769,682	3.17	1.25	to	2.50	(2.85)	to	(3.80)

12/31/2016	1,558,996	1.43	to	1.30	2,218,052	4.61	1.30	to	2.30	5.60	to	4.57

12/31/2015	1,735,947	1.35	to	1.25	2,340,269	4.11	1.30	to	2.30	(4.30)	to	(5.24)

Rational Insider Buying VA

12/31/2019	885,646	12.85	to	12.39	1,681,987	-	1.25	to	2.50	22.47	to	20.98

12/31/2018	1,218,337	10.49	to	10.24	1,888,401	0.64	1.25	to	2.50	(8.33)	to	(9.46)

12/31/2017	1,462,179	11.45	to	11.31	2,476,679	0.54	1.25	to	2.50	16.01	to	14.88

12/31/2016	1,753,688	1.47	to	1.34	2,561,942	0.64	1.30	to	2.30	9.58	to	8.52

12/31/2015	1,940,602	1.34	to	1.24	2,588,982	0.51	1.30	to	2.30	(8.36)	to	(9.25)

State Street Total Return V.I.S. Class 3 Shares

12/31/2019	21,706,994	14.25	to	11.42	52,200,791	2.08	0.40	to	2.85	15.11	to	12.37

12/31/2018	24,994,175	12.38	to	10.16	48,611,551	1.84	0.40	to	2.85	(6.98)	to	(9.21)

12/31/2017	29,732,587	13.31	to	11.19	57,477,545	1.77	0.40	to	2.85	14.52	to	12.08

12/31/2016	34,109,465	11.59	to	1.25	54,132,289	1.59	0.65	to	2.65	5.40	to	3.35

12/31/2015	37,260,511	11.00	to	1.21	55,077,363	1.49	0.65	to	2.65	(1.98)	to	(3.89)

TA 60/40 Allocation Service Class

12/31/2019	3,823,378	11.55	to	11.12	25,139,161	0.17	0.20	to	2.50	19.89	to	17.20

12/31/2018(1)	1,506,181	9.64	to	9.49	7,559,801	-	0.20	to	2.50	-	to	-

TA Aegon High Yield Bond Initial Class

12/31/2019	29,667,346	2.41	to	11.08	72,383,047	6.26	0.30	to	2.80	13.87	to	11.10

12/31/2018	31,184,824	2.12	to	9.97	67,516,767	6.24	0.30	to	2.80	(2.64)	to	(5.03)

12/31/2017	36,693,553	2.18	to	10.50	82,935,784	5.86	0.30	to	2.80	7.12	to	4.52

12/31/2016	40,104,822	2.03	to	2.05	85,399,506	6.01	0.30	to	2.05	15.00	to	13.03

12/31/2015	42,484,816	1.77	to	1.82	79,539,458	5.83	0.30	to	2.05	(4.51)	to	(6.15)

TA Aegon High Yield Bond Service Class

12/31/2019	31,316,439	13.17	to	11.04	155,487,204	5.97	0.20	to	2.65	13.74	to	11.03

12/31/2018	35,239,960	11.58	to	9.94	137,411,428	5.95	0.20	to	2.65	(2.90)	to	(5.23)

12/31/2017	40,594,624	11.92	to	10.49	157,652,721	5.44	0.20	to	2.65	6.25	to	4.45

12/31/2016	44,271,533	11.15	to	1.49	155,587,458	5.98	0.90	to	2.30	13.97	to	12.42

12/31/2015	46,396,791	9.78	to	1.33	137,023,573	5.96	0.90	to	2.30	(5.16)	to	(6.45)

TA Aegon U.S. Government Securities Initial Class

12/31/2019	38,276,111	1.57	to	10.15	63,019,860	2.05	0.30	to	2.80	6.28	to	3.70

12/31/2018	39,822,530	1.48	to	9.79	62,214,715	2.99	0.30	to	2.80	(0.04)	to	(2.49)

12/31/2017	40,571,556	1.48	to	10.04	65,046,767	3.69	0.30	to	2.80	2.35	to	(0.13)

12/31/2016	46,351,895	1.44	to	1.27	73,562,770	0.65	0.30	to	2.05	0.00	to	(1.71)

12/31/2015	44,340,913	1.44	to	1.29	71,113,835	2.10	0.30	to	2.05	(0.20)	to	(1.91)

64

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA Aegon U.S. Government Securities Service Class

12/31/2019	70,935,391	$10.72	to	$10.08	$191,285,315	1.62%	0.20%	to	2.80%	6.14%	to	3.45%

12/31/2018	104,943,141	10.10	to	9.74	318,697,528	2.37	0.20	to	2.80	(0.19)	to	(2.73)

12/31/2017	90,224,835	10.11	to	10.02	198,887,348	2.79	0.20	to	2.80	2.05	to	(0.42)

12/31/2016	139,466,169	1.27	to	1.05	384,537,007	0.43	0.30	to	2.45	(0.16)	to	(2.25)

12/31/2015	139,372,246	1.27	to	1.08	349,864,588	1.40	0.30	to	2.45	(0.47)	to	(2.56)

TA American Funds Managed Risk - Balanced Service Class

12/31/2019	76,825,970	12.84	to	11.37	940,541,090	1.25	0.20	to	2.50	17.57	to	14.93

12/31/2018	68,832,442	10.92	to	9.89	724,315,458	0.87	0.20	to	2.50	(6.01)	to	(8.13)

12/31/2017	57,652,094	11.62	to	10.77	652,612,767	0.63	0.20	to	2.50	14.11	to	11.84

12/31/2016	36,223,701	10.16	to	9.83	362,577,579	0.63	0.45	to	2.45	5.94	to	3.87

12/31/2015(1)	12,571,779	9.59	to	9.46	119,855,246	-	0.45	to	2.45	-	to	-

TA Barrow Hanley Dividend Focused Initial Class

12/31/2019	116,924,848	2.36	to	11.63	323,795,182	2.47	0.30	to	2.80	23.54	to	20.53

12/31/2018	131,850,813	1.91	to	9.65	298,896,926	2.12	0.30	to	2.80	(11.77)	to	(13.93)

12/31/2017	153,385,459	2.17	to	11.21	400,085,233	2.31	0.30	to	2.80	16.08	to	13.27

12/31/2016	160,020,752	1.87	to	2.04	363,999,021	2.15	0.30	to	2.05	14.57	to	12.61

12/31/2015	174,466,564	1.63	to	1.81	349,809,796	1.81	0.30	to	2.05	(3.88)	to	(5.53)

TA Barrow Hanley Dividend Focused Service Class

12/31/2019	39,289,800	17.61	to	11.60	163,985,604	2.21	0.20	to	2.65	23.33	to	20.38

12/31/2018	44,974,511	14.28	to	9.63	139,189,014	1.89	0.20	to	2.65	(11.86)	to	(13.98)

12/31/2017	54,139,799	16.20	to	11.20	184,816,342	2.18	0.20	to	2.65	15.09	to	13.14

12/31/2016	60,943,596	13.98	to	1.25	168,373,821	1.97	0.90	to	2.30	13.57	to	12.02

12/31/2015	63,543,533	12.31	to	1.12	145,023,856	1.69	0.90	to	2.30	(4.69)	to	(5.99)

TA BlackRock Global Allocation Service Class

12/31/2019	409,496,790	13.71	to	11.38	1,137,383,093	0.94	0.20	to	2.65	17.61	to	14.81

12/31/2018	474,880,900	11.66	to	9.91	1,101,022,848	1.11	0.20	to	2.65	(7.81)	to	(10.02)

12/31/2017	559,095,448	12.65	to	11.02	1,370,732,763	1.08	0.20	to	2.65	12.99	to	10.57

12/31/2016	629,799,019	11.17	to	1.42	1,268,057,537	0.38	0.45	to	2.30	4.09	to	2.22

12/31/2015	685,402,691	10.73	to	1.39	1,178,176,425	1.68	0.45	to	2.30	(1.67)	to	(3.45)

TA BlackRock Global Allocation Managed Risk - Balanced Service Class

12/31/2019	25,329,115	11.28	to	10.72	271,457,068	2.99	0.20	to	2.50	14.48	to	11.91

12/31/2018	22,915,904	9.85	to	9.58	216,773,827	1.20	0.20	to	2.50	(7.95)	to	(10.03)

12/31/2017	19,095,805	10.70	to	10.64	198,315,259	0.68	0.20	to	2.50	12.00	to	9.77

12/31/2016	17,333,758	9.53	to	9.14	162,138,960	2.00	0.45	to	2.45	(0.08)	to	(2.02)

12/31/2015	13,579,678	9.54	to	9.33	128,198,295	-	0.45	to	2.45	(3.86)	to	(5.73)

TA BlackRock Global Allocation Managed Risk - Growth Service Class

12/31/2019	18,027,295	11.52	to	11.13	196,825,421	3.33	0.20	to	2.50	17.69	to	15.05

12/31/2018	19,120,004	9.79	to	9.68	179,399,574	1.26	0.20	to	2.50	(10.34)	to	(12.37)

12/31/2017	19,697,962	10.92	to	11.04	208,532,393	0.65	0.20	to	2.50	17.34	to	15.00

12/31/2016	18,505,605	9.28	to	8.90	168,412,121	2.10	0.45	to	2.45	(0.63)	to	(2.57)

12/31/2015	16,301,610	9.34	to	9.13	150,650,346	-	0.45	to	2.45	(5.48)	to	(7.33)

TA BlackRock Global Real Estate Securities Initial Class

12/31/2019	14,634,220	2.04	to	11.70	42,084,933	0.90	0.30	to	2.80	24.82	to	21.78

12/31/2018	15,318,064	1.64	to	9.60	35,691,673	8.46	0.30	to	2.80	(10.36)	to	(12.55)

12/31/2017	17,217,524	1.82	to	10.98	45,370,142	3.62	0.30	to	2.80	10.99	to	8.30

12/31/2016	18,463,874	1.64	to	2.35	44,536,161	1.76	0.30	to	2.05	0.32	to	(1.39)

12/31/2015	20,659,242	1.64	to	2.38	50,028,208	4.17	0.30	to	2.05	(0.90)	to	(2.60)

TA BlackRock Global Real Estate Securities Service Class

12/31/2019	24,184,329	12.49	to	11.67	86,036,786	0.60	0.20	to	2.65	24.64	to	21.66

12/31/2018	27,015,414	10.02	to	9.59	68,224,055	7.97	0.20	to	2.65	(10.51)	to	(12.65)

12/31/2017	32,087,719	11.20	to	10.98	87,690,297	3.23	0.20	to	2.65	10.02	to	8.16

12/31/2016	36,306,707	10.11	to	0.98	84,311,623	1.41	0.90	to	2.30	(0.48)	to	(1.83)

12/31/2015	42,323,555	10.16	to	1.00	89,462,036	4.08	0.90	to	2.30	(1.76)	to	(3.10)

65

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA BlackRock Government Money Market Initial Class

12/31/2019	82,743,032	$1.13	to	$9.55	$88,719,890	1.96%	0.30%	to	2.80%	1.67%	to	(0.81	) %

12/31/2018	87,727,125	1.12	to	9.63	92,736,566	1.79	0.30	to	2.80	1.50	to	(0.98)

12/31/2017	81,612,286	1.10	to	9.72	89,165,490	0.01	0.30	to	2.80	(0.30)	to	(2.71)

12/31/2016	98,022,427	1.10	to	0.88	109,373,936	0.01	0.30	to	2.05	(0.30)	to	(2.00)

12/31/2015	104,356,069	1.11	to	0.90	118,060,897	0.01	0.30	to	2.05	(0.30)	to	(2.00)

TA BlackRock Government Money Market Service Class

12/31/2019	155,242,739	10.03	to	9.48	348,881,228	1.70	0.20	to	2.65	1.51	to	(0.91)

12/31/2018	169,823,809	9.88	to	9.56	339,881,056	0.85	0.20	to	2.65	0.64	to	(1.78)

12/31/2017	167,094,546	9.82	to	9.74	296,558,369	0.01	0.20	to	2.65	(0.44)	to	(2.57)

12/31/2016	218,009,250	9.84	to	0.82	383,959,184	0.01	0.45	to	2.45	(0.44)	to	(2.38)

12/31/2015	239,832,076	9.88	to	0.84	383,764,535	0.01	0.45	to	2.45	(0.44)	to	(2.39)

TA BlackRock iShares Edge 100 Service Class

12/31/2019	3,371,713	15.24	to	12.83	49,637,017	1.54	0.20	to	2.50	24.33	to	21.54

12/31/2018	2,916,657	12.26	to	10.56	34,919,921	1.17	0.20	to	2.50	(5.52)	to	(7.65)

12/31/2017	3,121,438	12.98	to	11.43	39,921,039	0.54	0.20	to	2.50	22.68	to	20.23

12/31/2016(1)	2,202,649	10.55	to	10.39	23,122,979	-	0.45	to	2.45	-	to	-

TA BlackRock iShares Edge 40 Initial Class

12/31/2019	9,936,931	1.77	to	11.18	17,996,551	2.24	0.30	to	2.80	14.96	to	12.17

12/31/2018	10,486,812	1.54	to	9.97	16,837,445	1.90	0.30	to	2.80	(4.43)	to	(6.76)

12/31/2017	11,583,518	1.61	to	10.69	19,894,941	1.73	0.30	to	2.80	9.42	to	6.76

12/31/2016	13,620,346	1.48	to	1.50	21,495,544	1.45	0.30	to	2.05	1.92	to	0.18

12/31/2015	14,928,873	1.45	to	1.49	23,447,568	1.24	0.30	to	2.05	(0.37)	to	(2.08)

TA BlackRock iShares Edge 40 Service Class

12/31/2019	115,789,426	12.91	to	11.15	292,492,929	1.96	0.20	to	2.65	14.87	to	12.13

12/31/2018	132,547,925	11.24	to	9.95	277,272,924	1.65	0.20	to	2.65	(4.62)	to	(6.91)

12/31/2017	153,773,203	11.79	to	10.69	324,322,394	1.49	0.20	to	2.65	9.19	to	6.70

12/31/2016	181,601,690	1.27	to	1.11	339,898,668	1.25	0.30	to	2.45	1.69	to	(0.44)

12/31/2015	200,324,935	1.25	to	1.12	346,241,255	1.06	0.30	to	2.45	(0.72)	to	(2.80)

TA BlackRock iShares Edge 50 Service Class

12/31/2019	24,058,879	12.97	to	11.54	301,321,199	0.94	0.20	to	2.50	15.80	to	13.21

12/31/2018	12,508,832	11.20	to	10.20	136,530,066	0.96	0.20	to	2.50	(2.82)	to	(5.01)

12/31/2017	5,580,252	11.52	to	10.74	63,218,179	0.74	0.20	to	2.50	12.34	to	10.10

12/31/2016(1)	4,130,044	10.23	to	10.08	41,974,799	-	0.45	to	2.45	-	to	-

TA BlackRock iShares Edge 75 Service Class

12/31/2019	8,767,414	13.96	to	12.18	117,927,147	0.97	0.20	to	2.50	20.04	to	17.34

12/31/2018	5,307,037	11.63	to	10.38	60,147,061	0.91	0.20	to	2.50	(4.10)	to	(6.27)

12/31/2017	2,206,073	12.13	to	11.07	26,367,946	0.46	0.20	to	2.50	17.44	to	15.10

12/31/2016(1)	1,123,248	10.30	to	10.15	11,506,416	-	0.45	to	2.45	-	to	-

TA BlackRock Tactical Allocation Service Class

12/31/2019	361,724,078	14.35	to	11.49	1,256,854,629	2.17	0.20	to	2.80	16.82	to	13.86

12/31/2018	420,090,936	12.28	to	10.09	1,233,781,924	0.97	0.20	to	2.80	(4.61)	to	(7.03)

12/31/2017	488,544,310	12.88	to	10.86	1,483,799,252	1.46	0.20	to	2.80	11.18	to	8.65

12/31/2016	544,782,967	11.55	to	1.34	1,444,210,976	2.31	0.45	to	2.30	4.44	to	2.56

12/31/2015	592,846,759	11.06	to	1.31	1,402,475,363	1.75	0.45	to	2.30	(0.57)	to	(2.37)

TA Greystone International Growth Initial Class

12/31/2019	46,784,649	2.13	to	12.36	82,908,303	1.64	0.30	to	2.80	27.30	to	24.20

12/31/2018	49,721,997	1.67	to	9.95	70,582,731	1.25	0.30	to	2.80	(17.95)	to	(19.96)

12/31/2017	49,776,559	2.04	to	12.43	86,501,729	1.33	0.30	to	2.80	26.87	to	23.79

12/31/2016	47,110,409	1.61	to	1.51	65,293,820	1.51	0.30	to	2.05	(0.22)	to	(1.93)

12/31/2015	51,016,252	1.61	to	1.54	71,124,446	1.55	0.30	to	2.05	(0.22)	to	(1.93)

66

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA Greystone International Growth Service Class

12/31/2019	19,878,211	$13.48	to	$12.31	$101,695,343	1.37%	0.20%	to	2.65%	27.15%	to	24.11%

12/31/2018	22,805,284	10.60	to	9.92	84,441,642	0.95	0.20	to	2.65	(18.11)	to	(20.08)

12/31/2017	29,599,165	12.95	to	12.41	116,136,840	1.17	0.20	to	2.65	25.85	to	23.72

12/31/2016	29,624,976	10.22	to	0.96	84,422,845	1.35	0.90	to	2.30	(1.03)	to	(2.37)

12/31/2015	32,894,815	10.33	to	0.99	82,697,711	1.54	0.90	to	2.30	(1.14)	to	(2.49)

TA International Equity Index Service Class

12/31/2019	3,400,933	11.47	to	10.80	38,023,654	1.30	0.35	to	2.65	20.68	to	17.97

12/31/2018	1,738,557	9.51	to	9.15	16,267,170	0.43	0.35	to	2.65	(14.53)	to	(16.46)

12/31/2017(1)	628,764	11.12	to	10.96	6,948,109	-	0.35	to	2.65	-	to	-

TA Janus Balanced Service Class

12/31/2019	184,402,723	17.29	to	13.04	998,779,258	1.37	0.20	to	2.65	21.53	to	18.63

12/31/2018	194,748,292	14.23	to	10.99	840,916,560	1.48	0.20	to	2.65	(0.27)	to	(2.66)

12/31/2017	194,033,939	14.27	to	11.29	836,976,066	1.32	0.20	to	2.65	16.21	to	13.73

12/31/2016	197,498,662	12.25	to	1.16	687,948,240	1.09	0.45	to	2.30	3.65	to	1.78

12/31/2015	192,034,411	11.82	to	1.14	562,408,813	0.84	0.45	to	2.30	(0.33)	to	(2.13)

TA Janus Mid-Cap Growth Initial Class

12/31/2019	38,655,012	3.52	to	15.79	87,346,650	0.07	0.30	to	2.80	36.30	to	32.99

12/31/2018	40,505,558	2.58	to	11.87	67,902,458	0.06	0.30	to	2.80	(1.51)	to	(3.92)

12/31/2017	43,015,893	2.62	to	12.36	73,761,288	0.10	0.30	to	2.80	28.62	to	25.51

12/31/2016	44,776,658	2.04	to	1.64	60,228,303	-	0.30	to	2.05	(2.34)	to	(4.01)

12/31/2015	49,518,695	2.09	to	1.71	69,124,473	-	0.30	to	2.05	(5.32)	to	(6.94)

TA Janus Mid-Cap Growth Service Class

12/31/2019	20,310,940	19.08	to	15.74	146,913,356	-	0.20	to	2.65	36.06	to	32.81

12/31/2018	20,363,814	14.02	to	11.85	86,366,801	-	0.20	to	2.65	(1.65)	to	(4.02)

12/31/2017	21,217,980	14.26	to	12.35	83,552,225	-	0.20	to	2.65	27.59	to	25.42

12/31/2016	22,970,554	11.10	to	1.32	63,321,902	-	0.90	to	2.30	(3.18)	to	(4.49)

12/31/2015	27,213,018	11.47	to	1.38	68,159,564	-	0.90	to	2.30	(6.11)	to	(7.39)

TA JPMorgan Asset Allocation - Conservative Initial Class

12/31/2019	83,056,161	1.91	to	11.36	156,640,797	2.64	0.30	to	2.80	13.56	to	10.80

12/31/2018	87,232,931	1.68	to	10.25	146,643,478	1.84	0.30	to	2.80	(4.27)	to	(6.61)

12/31/2017	95,917,441	1.75	to	10.98	171,462,292	2.09	0.30	to	2.80	12.47	to	9.75

12/31/2016	110,451,298	1.56	to	1.51	176,881,894	2.02	0.30	to	2.05	4.31	to	2.53

12/31/2015	121,976,152	1.49	to	1.47	189,750,194	2.14	0.30	to	2.05	(2.25)	to	(3.93)

TA JPMorgan Asset Allocation - Conservative Service Class

12/31/2019	338,740,194	13.17	to	11.31	995,998,146	2.23	0.20	to	2.65	13.32	to	10.62

12/31/2018	372,496,615	11.62	to	10.23	910,676,358	1.58	0.20	to	2.65	(4.47)	to	(6.77)

12/31/2017	432,130,521	12.16	to	10.97	1,060,315,451	1.88	0.20	to	2.65	12.06	to	9.67

12/31/2016	491,730,606	10.83	to	1.10	1,021,657,645	1.80	0.45	to	2.45	3.84	to	1.82

12/31/2015	549,794,223	10.43	to	1.08	1,039,218,010	1.98	0.45	to	2.45	(2.58)	to	(4.49)

TA JPMorgan Asset Allocation - Growth Initial Class

12/31/2019	116,876,305	2.28	to	12.89	276,399,883	1.73	0.30	to	2.80	25.67	to	22.62

12/31/2018	125,967,602	1.82	to	10.51	239,894,471	1.83	0.30	to	2.80	(10.66)	to	(12.85)

12/31/2017	138,715,582	2.03	to	12.06	298,478,723	1.44	0.30	to	2.80	24.26	to	21.25

12/31/2016	145,360,910	1.64	to	1.64	254,491,186	2.18	0.30	to	2.05	5.76	to	3.95

12/31/2015	163,079,906	1.55	to	1.58	273,043,029	1.55	0.30	to	2.05	(2.22)	to	(3.90)

TA JPMorgan Asset Allocation - Growth Service Class

12/31/2019	56,218,037	16.88	to	12.86	223,490,179	1.49	0.20	to	2.65	25.61	to	22.61

12/31/2018	62,042,687	13.44	to	10.49	179,178,132	1.64	0.20	to	2.65	(10.88)	to	(13.02)

12/31/2017	71,714,802	15.08	to	12.06	221,484,340	1.24	0.20	to	2.65	23.82	to	21.17

12/31/2016	80,740,471	12.15	to	1.06	184,665,448	1.91	0.45	to	2.30	5.35	to	3.45

12/31/2015	96,248,215	11.53	to	1.03	197,157,455	1.43	0.45	to	2.30	(2.55)	to	(4.32)

67

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA JPMorgan Asset Allocation - Moderate Initial Class

12/31/2019	179,888,900	$2.09	to	$11.81	$374,973,973	2.17%	0.30%	to	2.80%	16.07%	to	13.25%

12/31/2018	197,798,951	1.80	to	10.43	359,948,040	1.74	0.30	to	2.80	(5.41)	to	(7.73)

12/31/2017	214,216,713	1.90	to	11.30	416,447,113	1.86	0.30	to	2.80	16.12	to	13.30

12/31/2016	237,955,333	1.64	to	1.60	403,302,456	2.19	0.30	to	2.05	5.25	to	3.45

12/31/2015	257,314,477	1.56	to	1.55	418,714,217	1.92	0.30	to	2.05	(2.52)	to	(4.19)

TA JPMorgan Asset Allocation - Moderate Service Class

12/31/2019	1,411,687,562	14.18	to	11.78	5,681,558,353	1.94	0.20	to	2.65	15.95	to	13.18

12/31/2018	1,547,786,893	12.23	to	10.40	4,918,563,752	1.56	0.20	to	2.65	(5.54)	to	(7.81)

12/31/2017	1,721,740,775	12.95	to	11.29	5,252,747,161	1.65	0.20	to	2.65	15.60	to	13.13

12/31/2016	1,901,152,605	11.17	to	1.14	4,884,558,926	1.96	0.45	to	2.45	4.78	to	2.74

12/31/2015	2,105,107,064	10.66	to	1.11	5,033,408,915	1.84	0.45	to	2.45	(2.91)	to	(4.81)

TA JPMorgan Asset Allocation - Moderate Growth Initial Class

12/31/2019	221,095,017	2.19	to	12.25	494,980,786	2.18	0.30	to	2.80	19.65	to	16.74

12/31/2018	237,682,384	1.83	to	10.49	449,982,016	1.86	0.30	to	2.80	(7.35)	to	(9.62)

12/31/2017	253,563,185	1.98	to	11.60	524,868,709	1.71	0.30	to	2.80	19.42	to	16.52

12/31/2016	272,203,035	1.65	to	1.65	477,491,105	2.03	0.30	to	2.05	6.23	to	4.41

12/31/2015	299,130,616	1.56	to	1.58	499,970,785	2.09	0.30	to	2.05	(2.53)	to	(4.20)

TA JPMorgan Asset Allocation - Moderate Growth Service Class

12/31/2019	1,072,176,193	15.37	to	12.21	3,277,444,014	1.93	0.20	to	2.65	19.55	to	16.70

12/31/2018	1,233,418,891	12.86	to	10.47	3,113,335,571	1.65	0.20	to	2.65	(7.51)	to	(9.73)

12/31/2017	1,392,455,162	13.90	to	11.59	3,718,610,494	1.52	0.20	to	2.65	18.96	to	16.42

12/31/2016	1,528,662,864	11.66	to	1.15	3,249,120,855	1.78	0.45	to	2.45	5.78	to	3.72

12/31/2015	1,697,285,643	11.02	to	1.11	3,272,645,909	1.98	0.45	to	2.45	(2.96)	to	(4.85)

TA JPMorgan Core Bond Service Class

12/31/2019	63,811,767	11.41	to	10.39	267,800,611	2.33	0.20	to	2.65	8.04	to	5.46

12/31/2018	65,985,037	10.56	to	9.85	232,204,364	2.91	0.20	to	2.65	(0.29)	to	(2.68)

12/31/2017	72,762,576	10.60	to	10.12	234,929,539	2.56	0.20	to	2.65	2.96	to	0.76

12/31/2016	84,929,968	10.27	to	1.02	225,404,212	1.90	0.45	to	2.30	1.60	to	(0.23)

12/31/2015	80,427,225	10.10	to	1.03	173,901,984	1.82	0.45	to	2.30	(0.11)	to	(1.92)

TA JPMorgan Enhanced Index Initial Class

12/31/2019	41,798,145	3.22	to	13.56	135,407,620	1.19	0.30	to	2.80	30.64	to	27.47

12/31/2018	44,289,570	2.46	to	10.64	111,021,328	1.10	0.30	to	2.80	(6.29)	to	(8.59)

12/31/2017	46,939,835	2.63	to	11.64	127,335,985	0.56	0.30	to	2.80	20.79	to	17.86

12/31/2016	46,917,262	2.18	to	1.98	106,614,195	0.41	0.30	to	2.05	11.02	to	9.12

12/31/2015	49,201,659	1.96	to	1.82	101,285,585	0.93	0.30	to	2.05	(0.37)	to	(2.08)

TA JPMorgan Enhanced Index Service Class

12/31/2019	9,090,987	21.30	to	13.51	79,574,306	0.97	0.20	to	2.65	30.43	to	27.31

12/31/2018	10,181,659	16.33	to	10.61	57,236,560	0.87	0.20	to	2.65	(6.43)	to	(8.68)

12/31/2017	12,493,704	17.46	to	11.62	67,683,559	0.41	0.20	to	2.65	19.74	to	17.71

12/31/2016	13,075,401	14.48	to	1.47	51,966,255	0.18	0.90	to	2.30	10.13	to	8.63

12/31/2015	12,638,230	13.15	to	1.36	39,714,319	0.85	0.90	to	2.30	(1.25)	to	(2.60)

TA JPMorgan International Moderate Growth Initial Class

12/31/2019	69,370	1.47	to	11.65	100,195	2.36	0.30	to	2.50	17.42	to	14.90

12/31/2018	68,581	1.26	to	10.14	84,487	2.40	0.30	to	2.50	(11.85)	to	(13.75)

12/31/2017	68,027	1.42	to	11.76	95,215	1.82	0.30	to	2.50	21.42	to	21.24

12/31/2016	69,400	1.17	to	1.15	80,122	2.15	0.30	to	0.45	0.92	to	0.77

12/31/2015	68,181	1.16	to	1.15	78,116	1.96	0.30	to	0.45	(1.93)	to	(2.08)

TA JPMorgan International Moderate Growth Service Class

12/31/2019	263,802,109	12.91	to	11.61	556,497,257	2.03	0.20	to	2.80	17.37	to	14.41

12/31/2018	300,953,145	11.00	to	10.15	537,377,054	2.15	0.20	to	2.80	(12.09)	to	(14.32)

12/31/2017	334,110,132	12.51	to	11.85	660,356,626	1.62	0.20	to	2.80	20.93	to	18.17

12/31/2016	358,429,603	10.32	to	0.92	551,114,925	1.85	0.45	to	2.45	0.62	to	(1.33)

12/31/2015	406,136,679	10.26	to	0.93	595,453,089	1.79	0.45	to	2.45	(2.32)	to	(4.23)

68

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA JPMorgan Mid Cap Value Service Class

12/31/2019	41,359,300	$18.37	to	$11.38	$237,476,565	1.17%	0.20%	to	2.80%	25.74%	to	22.56%

12/31/2018	44,054,769	14.61	to	9.29	186,121,537	0.64	0.20	to	2.80	(12.27)	to	(14.50)

12/31/2017	49,949,595	16.66	to	10.86	234,010,120	0.60	0.20	to	2.80	12.68	to	10.11

12/31/2016	52,307,287	14.75	to	2.21	198,647,207	1.97	0.45	to	2.30	13.77	to	11.71

12/31/2015	49,562,775	12.96	to	1.98	157,156,789	0.75	0.45	to	2.30	(3.37)	to	(5.12)

TA JPMorgan Tactical Allocation Service Class

12/31/2019	260,751,494	12.91	to	10.87	1,220,599,661	2.08	0.20	to	2.65	11.69	to	9.02

12/31/2018	290,764,551	11.56	to	9.97	1,151,582,075	1.88	0.20	to	2.65	(3.38)	to	(5.70)

12/31/2017	336,938,291	11.96	to	10.57	1,290,836,386	1.59	0.20	to	2.65	8.02	to	5.71

12/31/2016	379,479,465	11.05	to	1.10	1,253,888,489	1.15	0.45	to	2.30	3.73	to	1.86

12/31/2015	388,440,348	10.65	to	1.08	1,097,074,756	1.14	0.45	to	2.30	(0.85)	to	(2.64)

TA Legg Mason Dynamic Allocation - Balanced Service Class

12/31/2019	188,777,088	13.30	to	1.17	1,048,148,666	1.59	0.20	to	2.50	15.83	to	13.20

12/31/2018	211,305,384	11.48	to	1.03	987,628,491	1.40	0.20	to	2.50	(3.51)	to	(5.72)

12/31/2017	240,726,764	11.90	to	1.09	1,134,168,274	1.13	0.20	to	2.50	9.97	to	7.78

12/31/2016	290,004,410	10.79	to	1.07	1,174,416,752	1.09	0.45	to	2.05	(1.11)	to	(2.66)

12/31/2015	303,800,980	10.91	to	1.10	1,125,801,306	0.92	0.45	to	2.05	(2.51)	to	(4.04)

TA Legg Mason Dynamic Allocation - Growth Service Class

12/31/2019	87,000,387	13.86	to	1.29	447,785,619	1.37	0.20	to	2.50	16.59	to	13.94

12/31/2018	99,265,335	11.89	to	1.13	430,016,813	1.22	0.20	to	2.50	(4.92)	to	(7.10)

12/31/2017	111,240,123	12.50	to	1.22	502,210,785	0.98	0.20	to	2.50	12.70	to	10.45

12/31/2016	132,145,826	11.07	to	1.11	513,884,084	1.03	0.45	to	2.05	(1.43)	to	(2.97)

12/31/2015	149,681,980	11.23	to	1.14	528,608,149	0.69	0.45	to	2.05	(3.38)	to	(4.90)

TA Levin Large Cap Value Service Class

12/31/2019	1,468,558	10.55	to	10.16	10,944,450	0.27	0.20	to	2.50	16.76	to	14.14

12/31/2018(1)	323,389	9.03	to	8.90	2,100,210	0.19	0.20	to	2.50	-	to	-

TA Madison Diversified Income Service Class

12/31/2019	51,519,543	13.86	to	11.41	179,387,536	1.53	0.20	to	2.50	14.71	to	12.14

12/31/2018	50,863,663	12.08	to	10.18	135,787,858	1.47	0.20	to	2.50	(0.95)	to	(3.19)

12/31/2017	53,981,023	12.19	to	10.51	130,445,023	1.60	0.20	to	2.50	8.28	to	6.86

12/31/2016	55,129,242	11.20	to	1.20	115,967,502	1.32	1.15	to	1.90	5.62	to	4.83

12/31/2015	57,334,171	10.60	to	1.14	109,758,408	1.03	1.15	to	1.90	(1.00)	to	(1.74)

TA Managed Risk - Balanced ETF Service Class

12/31/2019	1,162,728,895	13.81	to	11.51	5,570,038,106	1.96	0.20	to	2.80	15.42	to	12.50

12/31/2018	1,309,690,461	11.96	to	10.23	5,298,234,531	1.68	0.20	to	2.80	(4.74)	to	(7.16)

12/31/2017	1,473,800,978	12.56	to	11.02	6,047,882,818	1.68	0.20	to	2.80	13.10	to	10.36

12/31/2016	1,640,125,949	1.36	to	1.13	5,673,175,806	1.65	0.30	to	2.45	3.44	to	1.28

12/31/2015	1,749,801,079	1.31	to	1.11	5,493,942,298	1.28	0.30	to	2.45	(2.06)	to	(4.12)

TA Managed Risk - Conservative ETF Service Class

12/31/2019	210,974,386	13.19	to	11.06	666,135,464	2.04	0.20	to	2.80	11.97	to	9.14

12/31/2018	245,869,418	11.78	to	10.14	671,687,849	1.79	0.20	to	2.80	(3.79)	to	(6.24)

12/31/2017	280,713,603	12.25	to	10.81	771,558,640	1.82	0.20	to	2.80	10.54	to	8.02

12/31/2016	324,381,240	11.05	to	1.18	777,003,480	1.61	0.45	to	2.45	3.61	to	1.59

12/31/2015	344,902,729	10.67	to	1.17	734,076,985	1.52	0.45	to	2.45	(1.13)	to	(3.06)

69

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA Managed Risk - Growth ETF Service Class

12/31/2019	735,600,165	$14.92	to	$12.03	$2,476,677,187	1.74%	0.20%	to	2.80%	19.17%	to	16.16%

12/31/2018	857,934,001	12.52	to	10.36	2,384,647,311	1.59	0.20	to	2.80	(7.34)	to	(9.70)

12/31/2017	1,000,647,147	13.52	to	11.47	2,942,924,332	1.61	0.20	to	2.80	18.12	to	15.25

12/31/2016	1,128,966,441	1.36	to	1.13	2,699,674,301	1.61	0.30	to	2.45	4.36	to	2.17

12/31/2015	1,301,705,474	1.30	to	1.11	2,828,869,757	1.46	0.30	to	2.45	(3.80)	to	(5.82)
TA Market Participation Strategy Service Class

12/31/2019	75,395,519	14.95	to	11.76	393,660,137	0.90	0.20	to	2.50	18.34	to	15.69

12/31/2018	87,219,115	12.63	to	10.16	382,090,653	0.36	0.20	to	2.50	(2.92)	to	(5.12)

12/31/2017	93,693,820	13.01	to	10.71	434,408,630	0.31	0.20	to	2.50	10.30	to	8.10

12/31/2016	112,269,327	11.77	to	1.13	453,011,302	0.16	0.45	to	2.05	3.70	to	2.07

12/31/2015	117,968,861	11.35	to	1.11	452,767,371	-	0.45	to	2.05	(3.68)	to	(5.19)
TA Morgan Stanley Capital Growth Initial Class

12/31/2019	95,615,249	4.27	to	17.14	372,441,653	-	0.30	to	2.80	23.37	to	20.37

12/31/2018	42,679,256	3.46	to	14.24	134,713,516	-	0.30	to	2.80	6.36	to	3.76

12/31/2017	42,128,648	3.26	to	13.73	126,618,578	-	0.30	to	2.80	43.17	to	39.70

12/31/2016	43,698,169	2.27	to	2.05	92,915,246	-	0.30	to	2.05	(2.56)	to	(4.22)

12/31/2015	47,282,114	2.33	to	2.14	104,267,818	-	0.30	to	2.05	11.45	to	9.54
TA Morgan Stanley Capital Growth Service Class

12/31/2019	31,609,616	28.63	to	17.10	362,045,816	-	0.20	to	2.65	23.22	to	20.28

12/31/2018	14,619,393	23.24	to	14.21	108,734,790	-	0.20	to	2.65	6.22	to	3.67

12/31/2017	14,528,067	21.88	to	13.71	91,705,626	-	0.20	to	2.65	41.99	to	39.58

12/31/2016	13,431,257	15.30	to	1.54	53,195,806	-	0.90	to	2.30	(3.37)	to	(4.69)

12/31/2015	15,649,714	15.84	to	1.61	53,335,138	-	0.90	to	2.30	10.45	to	8.95
TA Multi-Managed Balanced Initial Class

12/31/2019	34,030,880	2.87	to	12.26	97,122,745	1.66	0.30	to	2.80	21.40	to	18.45

12/31/2018	35,336,427	2.36	to	10.35	84,092,450	1.44	0.30	to	2.80	(3.95)	to	(6.30)

12/31/2017	36,409,215	2.46	to	11.05	91,688,505	0.86	0.30	to	2.80	13.80	to	11.04

12/31/2016	35,420,588	2.16	to	2.08	79,027,923	0.97	0.30	to	2.50	7.55	to	5.25

12/31/2015	34,089,325	2.01	to	1.98	71,558,086	1.35	0.30	to	2.50	(0.09)	to	(1.80)
TA Multi-Managed Balanced Service Class

12/31/2019	193,463,242	16.94	to	12.22	1,261,699,037	1.43	0.20	to	2.65	21.25	to	18.36

12/31/2018	213,053,682	13.97	to	10.33	1,113,804,034	1.21	0.20	to	2.65	(4.10)	to	(6.40)

12/31/2017	245,736,768	14.56	to	11.03	1,284,175,277	0.79	0.20	to	2.65	13.48	to	10.89

12/31/2016	219,709,404	1.82	to	1.53	904,843,654	0.93	0.30	to	2.45	7.32	to	5.07

12/31/2015	143,153,566	1.70	to	1.46	347,407,856	1.16	0.30	to	2.45	(0.36)	to	(2.45)
TA Multi-Manager Alternative Strategies Service Class

12/31/2019	443,014	10.76	to	9.99	4,522,748	0.76	0.20	to	2.50	8.05	to	5.59

12/31/2018	294,271	9.96	to	9.46	2,811,857	0.89	0.20	to	2.50	(4.82)	to	(7.00)

12/31/2017	166,567	10.46	to	10.17	1,693,399	1.28	0.20	to	2.50	4.29	to	3.05

12/31/2016	163,253	10.01	to	9.64	1,601,107	2.52	0.45	to	1.65	1.56	to	0.35

12/31/2015	181,063	9.85	to	9.60	1,760,776	0.36	0.45	to	1.65	(6.03)	to	(7.15)
TA PIMCO Tactical - Balanced Service Class

12/31/2019	133,079,664	14.24	to	11.54	545,140,658	0.16	0.20	to	2.65	19.44	to	16.59

12/31/2018	152,110,362	11.92	to	9.90	514,523,316	3.19	0.20	to	2.65	(7.12)	to	(9.35)

12/31/2017	172,652,804	12.84	to	10.92	628,788,296	0.30	0.20	to	2.65	11.54	to	9.15

12/31/2016	192,663,294	11.48	to	1.01	610,151,653	0.29	0.45	to	2.30	4.91	to	3.02

12/31/2015	194,833,059	10.95	to	0.98	571,936,975	-	0.45	to	2.30	(2.98)	to	(4.74)
TA PIMCO Tactical - Conservative Service Class

12/31/2019	63,063,445	13.81	to	11.38	257,753,596	0.10	0.20	to	2.65	17.33	to	14.53

12/31/2018	69,943,022	11.77	to	9.94	237,796,879	3.31	0.20	to	2.65	(5.34)	to	(7.61)

12/31/2017	79,062,157	12.44	to	10.76	282,866,000	1.29	0.20	to	2.65	9.90	to	7.55

12/31/2016	87,765,386	11.29	to	0.97	273,382,211	0.41	0.45	to	2.30	4.51	to	2.62

12/31/2015	84,100,322	10.80	to	0.94	223,359,365	0.30	0.45	to	2.30	(2.52)	to	(4.28)

70

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA PIMCO Tactical - Growth Service Class

12/31/2019	67,856,653	$14.80	to	$11.87	$344,227,526	-%	0.20%	to	2.65%	21.31%	to	18.42%

12/31/2018	77,403,230	12.20	to	10.03	311,059,978	3.06	0.20	to	2.65	(7.87)	to	(10.08)

12/31/2017	89,424,879	13.24	to	11.15	373,518,260	0.40	0.20	to	2.65	14.31	to	11.87

12/31/2016	97,932,555	11.55	to	0.97	334,243,979	-	0.45	to	2.30	4.40	to	2.52

12/31/2015	99,906,894	11.07	to	0.94	288,604,027	-	0.45	to	2.30	(3.89)	to	(5.63)
TA PIMCO Total Return Initial Class

12/31/2019	97,537,181	1.78	to	10.48	162,583,767	2.53	0.30	to	2.80	8.09	to	5.46

12/31/2018	100,615,759	1.65	to	9.94	157,867,721	2.61	0.30	to	2.80	(0.95)	to	(3.38)

12/31/2017	108,525,289	1.67	to	10.29	174,652,447	-	0.30	to	2.80	4.57	to	2.04

12/31/2016	116,273,391	1.59	to	1.46	181,319,170	2.37	0.30	to	2.05	2.41	to	0.65

12/31/2015	125,233,326	1.56	to	1.45	192,941,918	2.51	0.30	to	2.05	0.39	to	(1.33)
TA PIMCO Total Return Service Class

12/31/2019	289,976,616	11.29	to	10.46	721,416,264	2.26	0.20	to	2.65	8.00	to	5.42

12/31/2018	331,762,980	10.46	to	9.92	717,759,315	2.40	0.20	to	2.65	(1.22)	to	(3.59)

12/31/2017	381,085,363	10.58	to	10.29	803,609,896	-	0.20	to	2.65	4.33	to	1.95

12/31/2016	432,200,049	1.34	to	1.11	826,905,164	2.20	0.30	to	2.45	2.17	to	0.03

12/31/2015	475,137,309	1.31	to	1.11	833,576,453	2.54	0.30	to	2.45	0.22	to	(1.89)
TA PineBridge Inflation Opportunities Service Class

12/31/2019	68,795,573	10.06	to	10.23	148,339,095	2.30	0.20	to	2.65	7.99	to	5.41

12/31/2018	80,400,948	9.31	to	9.71	154,495,130	1.69	0.20	to	2.65	(1.74)	to	(4.10)

12/31/2017	90,816,209	9.48	to	10.12	173,872,830	0.23	0.20	to	2.65	2.67	to	0.48

12/31/2016	101,867,579	9.21	to	0.95	175,347,485	0.58	0.45	to	2.30	3.34	to	1.47

12/31/2015	110,195,164	8.91	to	0.94	178,257,154	1.24	0.45	to	2.30	(3.30)	to	(5.05)
TA ProFunds UltraBear Service Class (OAM)

12/31/2019	528,747,957	0.08	to	3.92	12,630,584	-	0.45	to	2.65	(43.10)	to	(44.33)

12/31/2018	824,917,799	0.14	to	7.04	35,025,006	-	0.45	to	2.65	6.06	to	3.76

12/31/2017	325,897,312	0.13	to	6.79	13,176,394	-	0.45	to	2.65	(32.66)	to	(34.10)

12/31/2016	557,626,487	0.19	to	0.06	33,857,197	-	0.45	to	2.00	(23.94)	to	(25.08)

12/31/2015	406,801,801	0.25	to	0.08	32,809,667	-	0.45	to	2.00	(7.71)	to	(9.10)
TA QS Investors Active Asset Allocation - Conservative Service Class

12/31/2019	121,522,304	12.59	to	11.15	339,344,934	1.97	0.20	to	2.65	11.01	to	8.36

12/31/2018	141,754,097	11.34	to	10.29	347,965,665	1.59	0.20	to	2.65	(3.08)	to	(5.41)

12/31/2017	167,288,266	11.70	to	10.88	413,363,455	1.72	0.20	to	2.65	11.20	to	8.82

12/31/2016	201,671,367	10.50	to	1.06	425,136,568	1.26	0.45	to	2.45	2.19	to	0.20

12/31/2015	225,250,178	10.27	to	1.05	432,962,686	1.01	0.45	to	2.45	(2.80)	to	(4.70)
TA QS Investors Active Asset Allocation - Moderate Service Class

12/31/2019	333,714,080	12.83	to	11.35	1,331,045,066	1.81	0.20	to	2.65	10.91	to	8.26

12/31/2018	382,230,157	11.56	to	10.48	1,333,011,023	1.44	0.20	to	2.65	(4.36)	to	(6.66)

12/31/2017	433,032,803	12.09	to	11.23	1,515,657,257	1.55	0.20	to	2.65	14.93	to	12.47

12/31/2016	492,652,371	10.50	to	1.04	1,448,789,251	1.23	0.45	to	2.50	1.73	to	(0.30)

12/31/2015	545,348,810	10.32	to	1.04	1,537,126,518	0.97	0.45	to	2.50	(4.71)	to	(6.61)
TA QS Investors Active Asset Allocation - Moderate Growth Service Class

12/31/2019	167,991,889	13.18	to	11.59	522,009,134	1.66	0.20	to	2.65	11.13	to	8.48

12/31/2018	195,359,095	11.86	to	10.69	540,380,113	1.31	0.20	to	2.65	(6.14)	to	(8.39)

12/31/2017	225,073,336	12.63	to	11.67	650,551,880	1.28	0.20	to	2.65	19.77	to	17.21

12/31/2016	254,015,317	10.52	to	1.04	591,439,085	1.07	0.45	to	2.30	1.51	to	(0.32)

12/31/2015	297,221,724	10.37	to	1.04	646,874,469	1.01	0.45	to	2.30	(6.95)	to	(8.64)
TA Small/Mid Cap Value Initial Class

12/31/2019	18,085,702	2.98	to	11.62	114,726,591	0.96	0.30	to	2.80	24.90	to	21.87

12/31/2018	20,576,048	2.39	to	9.53	105,244,710	0.89	0.30	to	2.80	(11.72)	to	(13.88)

12/31/2017	22,801,173	2.71	to	11.07	135,391,174	1.13	0.30	to	2.80	15.21	to	12.42

12/31/2016	24,866,417	2.35	to	3.68	129,843,084	0.78	0.30	to	2.05	20.76	to	18.70

12/31/2015	28,487,599	1.94	to	3.10	123,688,215	0.98	0.30	to	2.05	(2.80)	to	(4.47)

71

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA Small/Mid Cap Value Service Class

12/31/2019	26,380,984	$18.50	to	$11.58	$149,629,508	0.76%	0.20%	to	2.65%	24.69%	to	21.72%

12/31/2018	28,152,654	14.84	to	9.51	105,380,785	0.68	0.20	to	2.65	(11.81)	to	(13.93)

12/31/2017	33,142,579	16.83	to	11.05	129,538,718	0.97	0.20	to	2.65	14.23	to	12.29

12/31/2016	37,602,330	14.63	to	1.92	111,710,832	0.54	0.90	to	2.30	19.73	to	18.10

12/31/2015	37,708,384	12.22	to	1.63	88,569,777	0.81	0.90	to	2.30	(3.60)	to	(4.92)
TA T. Rowe Price Small Cap Initial Class

12/31/2019	39,725,671	4.16	to	13.72	136,379,747	-	0.30	to	2.80	32.37	to	29.15

12/31/2018	43,487,831	3.14	to	10.62	114,179,188	-	0.30	to	2.80	(7.36)	to	(9.63)

12/31/2017	45,509,419	3.39	to	11.75	129,784,292	-	0.30	to	2.80	22.02	to	19.07

12/31/2016	47,515,529	2.78	to	2.65	112,290,331	-	0.30	to	2.05	10.89	to	8.99

12/31/2015	50,302,232	2.51	to	2.43	108,382,266	-	0.30	to	2.05	2.13	to	0.38
TA T. Rowe Price Small Cap Service Class

12/31/2019	32,292,237	22.54	to	13.67	313,681,024	-	0.20	to	2.65	32.12	to	28.97

12/31/2018	33,335,132	17.06	to	10.60	210,676,582	-	0.20	to	2.65	(7.47)	to	(9.69)

12/31/2017	37,785,697	18.43	to	11.74	241,993,274	-	0.20	to	2.65	20.93	to	18.88

12/31/2016	40,379,882	15.14	to	1.97	191,512,774	-	0.90	to	2.30	10.01	to	8.51

12/31/2015	42,516,500	13.76	to	1.82	166,716,242	-	0.90	to	2.30	1.24	to	(0.14)
TA TS&W International Equity Initial Class

12/31/2019	40,250,949	1.86	to	11.59	83,257,900	1.42	0.30	to	2.80	20.70	to	17.77

12/31/2018	42,739,151	1.54	to	9.84	73,746,197	2.44	0.30	to	2.80	(15.78)	to	(17.84)

12/31/2017	40,975,824	1.83	to	11.98	85,535,379	2.19	0.30	to	2.80	22.54	to	19.57

12/31/2016	41,696,215	1.49	to	1.56	71,904,972	2.76	0.30	to	2.05	0.78	to	(0.95)

12/31/2015	44,322,070	1.48	to	1.57	76,568,954	2.98	0.30	to	2.05	1.01	to	(0.72)
TA TS&W International Equity Service Class

12/31/2019	10,975,213	13.12	to	11.55	46,304,060	1.19	0.20	to	2.65	20.49	to	17.62

12/31/2018	12,291,177	10.89	to	9.82	35,983,797	2.20	0.20	to	2.65	(15.87)	to	(17.89)

12/31/2017	13,819,574	12.94	to	11.96	43,576,774	2.01	0.20	to	2.65	21.56	to	19.50

12/31/2016	13,541,992	10.58	to	0.86	34,110,738	2.57	0.90	to	2.30	(0.13)	to	(1.49)

12/31/2015	16,788,573	10.59	to	0.87	36,053,774	2.99	0.90	to	2.30	0.13	to	(1.23)
TA U.S. Equity Index Service Class

12/31/2019	13,156,763	13.95	to	13.13	178,742,034	0.49	0.35	to	2.65	30.44	to	27.52

12/31/2018	4,460,433	10.69	to	10.29	46,909,805	0.24	0.35	to	2.65	(5.32)	to	(7.46)

12/31/2017(1)	1,656,725	11.29	to	11.12	18,585,620	-	0.35	to	2.65	-	to	-
TA WMC US Growth Initial Class

12/31/2019	169,149,426	3.40	to	16.40	460,449,558	0.12	0.30	to	2.80	39.63	to	36.23
12/31/2018	125,844,251	2.43	to	12.04	249,568,122	0.48	0.30	to	2.80	(0.09)	to	(2.53)

12/31/2017	139,553,543	2.44	to	12.35	276,903,733	0.42	0.30	to	2.80	28.81	to	25.69

12/31/2016	152,376,830	1.89	to	1.36	236,978,354	0.40	0.30	to	2.30	2.50	to	0.50

12/31/2015	168,111,201	1.85	to	1.35	257,886,335	0.70	0.30	to	2.30	6.53	to	4.45
TA WMC US Growth Service Class

12/31/2019	29,264,303	25.30	to	16.35	222,359,352	-	0.20	to	2.65	39.40	to	36.07
12/31/2018	24,232,577	18.15	to	12.02	113,091,417	0.28	0.20	to	2.65	(0.23)	to	(2.63)

12/31/2017	28,142,974	18.19	to	12.34	123,555,754	0.21	0.20	to	2.65	27.71	to	25.55

12/31/2016	31,337,681	14.15	to	1.26	98,349,420	0.18	0.90	to	2.30	1.62	to	0.24

12/31/2015	33,875,319	13.92	to	1.26	96,971,678	0.54	0.90	to	2.30	5.66	to	4.21
Vanguard® - Capital Growth

12/31/2019(1)	-	10.00	to	10.00	-	-	0.27	to	0.47	-	to	-
Vanguard® - Conservative Allocation

12/31/2019(1)	-	10.02	to	10.02	-	-	0.27	to	0.47	-	to	-
Vanguard® - Diversified Value

12/31/2019(1)	-	10.03	to	10.03	-	-	0.27	to	0.47	-	to	-
Vanguard® Balanced

12/31/2019(1)	-	10.02	to	10.02	-	-	0.27	to	0.47	-	to	-

72

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Vanguard® Equity Income

12/31/2019(1)	-	$10.01	to	$10.01	$-	-%	0.27%	to	0.47%	-%	to	-%
Vanguard® Equity Index

12/31/2019	1,106,204	22.23	to	13.96	5,072,380	1.90	0.27	to	2.50	30.91	to	28.10

12/31/2018	1,183,932	2.06	to	10.90	4,075,298	1.62	0.30	to	2.50	(4.79)	to	(6.85)

12/31/2017	813,744	2.17	to	11.70	3,788,631	1.63	0.30	to	2.50	21.29	to	20.45

12/31/2016	411,968	1.79	to	1.74	1,920,746	2.45	0.30	to	1.00	11.48	to	10.70

12/31/2015	462,855	1.60	to	1.57	1,852,623	1.41	0.30	to	1.00	0.96	to	0.26
Vanguard® Global Bond Index

12/31/2019(1)	-	10.00	to	10.00	-	-	0.27	to	0.47	-	to	-
Vanguard® Growth

12/31/2019(1)	-	10.02	to	10.02	-	-	0.27	to	0.47	-	to	-
Vanguard® High Yield Bond

12/31/2019(1)	-	10.00	to	10.00	-	-	0.27	to	0.47	-	to	-
Vanguard® International

12/31/2019	570,592	17.44	to	14.86	2,830,970	1.30	0.27	to	2.70	30.82	to	27.77

12/31/2018	567,663	1.45	to	11.63	1,859,489	0.82	0.30	to	2.70	(12.88)	to	(14.93)

12/31/2017	767,522	1.66	to	13.67	2,310,758	0.93	0.30	to	2.70	42.25	to	41.26

12/31/2016	441,335	1.17	to	1.05	1,229,545	1.47	0.30	to	1.00	1.57	to	0.87

12/31/2015	426,145	1.15	to	1.04	1,169,229	1.30	0.30	to	1.00	(1.06)	to	(1.76)
Vanguard® Mid-Cap Index

12/31/2019	344,777	20.02	to	12.78	2,287,080	1.30	0.27	to	2.70	30.48	to	27.43

12/31/2018	332,115	1.99	to	10.03	1,356,724	1.21	0.30	to	2.70	(9.60)	to	(11.73)

12/31/2017	389,324	2.20	to	11.36	1,395,425	1.05	0.30	to	2.70	18.72	to	17.90

12/31/2016	243,199	1.85	to	1.62	845,838	1.52	0.30	to	1.00	10.78	to	10.01

12/31/2015	316,319	1.67	to	1.48	888,668	0.88	0.30	to	1.00	(1.73)	to	(2.42)
Vanguard® Moderate Allocation

12/31/2019(1)	-	10.03	to	10.03	-	-	0.27	to	0.47	-	to	-
Vanguard® Money Market

12/31/2019(1)	-	10.00	to	10.00	-	0.07	0.27	to	0.47	-	to	-
Vanguard® Real Estate Index

12/31/2019	164,384	15.77	to	11.64	724,052	2.47	0.27	to	2.50	28.42	to	25.67

12/31/2018	143,459	1.52	to	9.26	452,464	3.03	0.30	to	2.50	(5.64)	to	(7.67)

12/31/2017	149,622	1.61	to	10.03	459,283	2.34	0.30	to	2.50	4.46	to	3.74

12/31/2016	136,899	1.54	to	1.58	358,742	2.67	0.30	to	1.00	8.03	to	7.28

12/31/2015	150,260	1.43	to	1.47	350,033	1.66	0.30	to	1.00	1.92	to	1.21
Vanguard® Short-Term Investment Grade

12/31/2019	834,530	11.06	to	10.06	4,238,215	2.42	0.27	to	2.70	5.38	to	2.92

12/31/2018	828,787	1.36	to	9.77	3,028,267	1.75	0.30	to	2.70	0.74	to	(1.63)

12/31/2017	878,234	1.35	to	9.94	2,959,813	1.95	0.30	to	2.70	1.79	to	1.08

12/31/2016	1,010,860	1.33	to	1.06	2,717,920	1.92	0.30	to	1.00	2.41	to	1.70

12/31/2015	1,147,149	1.30	to	1.04	2,902,363	1.62	0.30	to	1.00	0.82	to	0.12
Vanguard® Total Bond Market Index

12/31/2019	550,251	11.32	to	10.36	3,671,401	2.17	0.27	to	2.70	8.35	to	5.82

12/31/2018	359,496	1.48	to	9.79	2,198,323	2.35	0.30	to	2.70	(0.43)	to	(2.77)

12/31/2017	402,636	1.49	to	10.07	2,099,639	2.30	0.30	to	2.70	3.17	to	2.45

12/31/2016	445,728	1.44	to	1.11	1,483,525	2.33	0.30	to	1.00	2.16	to	1.45

12/31/2015	544,334	1.41	to	1.09	1,627,599	1.97	0.30	to	1.00	0.03	to	(0.66)
Vanguard® Total International Stock Market Index

12/31/2019(1)	-	10.07	to	10.06	-	-	0.27	to	0.47	-	to	-
Vanguard® Total Stock Market Index

12/31/2019(1)	-	10.03	to	10.03	-	-	0.27	to	0.47	-	to	-

73

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

		At December 31					For the Year Ended December 31
Subaccount		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Voya Global Perspectives Class S Shares

12/31/2019		1,913	$11.67	to	$11.22	$22,324	3.33%	1.29%	to	2.14%	16.56%	to	15.58%

12/31/2018		1,919	10.01	to	9.70	19,217	2.65	1.29	to	2.14	(8.66)	to	(9.44)

12/31/2017		1,791	10.96	to	10.72	19,638	2.66	1.29	to	2.14	13.25	to	12.29

12/31/2016		1,665	9.68	to	9.54	16,121	2.60	1.29	to	2.14	5.19	to	4.30

12/31/2015	(1)	1,633	9.20	to	9.15	15,028	-	1.29	to	2.14	-	to	-
Voya Large Cap Value Class S Shares

12/31/2019		93	13.01	to	12.50	1,216	1.92	1.29	to	2.14	23.18	to	22.14

12/31/2018		95	10.56	to	10.24	1,008	1.83	1.29	to	2.14	(9.19)	to	(9.96)

12/31/2017		94	11.63	to	11.37	1,094	2.26	1.29	to	2.14	11.78	to	10.84

12/31/2016		97	10.40	to	10.26	1,006	3.01	1.29	to	2.14	12.13	to	11.18
Voya Strategic Allocation Conservative Class S Shares

12/31/2019		-	11.62	to	11.17	-	-	1.29	to	2.14	13.01	to	12.05

12/31/2018		-	10.28	to	9.97	-	-	1.29	to	2.14	(5.49)	to	(6.29)

12/31/2017		-	10.88	to	10.64	-	-	1.29	to	2.14	8.77	to	7.86

12/31/2016		-	10.00	to	9.86	-	-	1.29	to	2.14	4.12	to	3.25

12/31/2015	(1)	-	9.61	to	9.55	-	-	1.29	to	2.14	-	to	-
Voya Strategic Allocation Moderate Class S Shares

12/31/2019		-	12.22	to	11.75	-	-	1.29	to	2.14	17.42	to	16.42

12/31/2018		-	10.41	to	10.09	-	-	1.29	to	2.14	(7.52)	to	(8.31)

12/31/2017		-	11.26	to	11.01	-	-	1.29	to	2.14	12.83	to	11.88

12/31/2016		-	9.98	to	9.84	-	-	1.29	to	2.14	4.96	to	4.07

12/31/2015	(1)	-	9.51	to	9.45	-	-	1.29	to	2.14	-	to	-
Wanger International

12/31/2019		58,273	1.78	to	13.08	369,851	0.84	0.30	to	2.50	29.60	to	26.82

12/31/2018		70,863	1.37	to	10.31	262,615	2.05	0.30	to	2.50	(17.95)	to	(19.72)

12/31/2017		108,448	1.67	to	12.85	370,644	1.23	0.30	to	2.50	32.52	to	31.86

12/31/2016		141,836	1.26	to	1.13	308,283	1.18	0.30	to	0.80	(1.70)	to	(2.19)

12/31/2015		160,087	1.29	to	1.16	318,081	1.51	0.30	to	0.80	(0.20)	to	(0.70)
Wanger USA

12/31/2019		-	2.84	to	14.09	-	-	0.30	to	2.50	30.71	to	27.91

12/31/2018		-	2.17	to	11.02	-	-	0.30	to	2.50	(1.76)	to	(3.88)

12/31/2017		-	2.21	to	11.46	-	-	0.30	to	2.50	19.22	to	18.63

12/31/2016		67,832	1.85	to	1.82	177,312	-	0.30	to	0.80	13.35	to	12.78

12/31/2015		133,870	1.64	to	1.62	274,445	-	0.30	to	0.80	(0.91)	to	(1.40)

(1)	See Footnote 1

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**

These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

74

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

***

These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

75

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

6. Administrative and Mortality and Expense Risk Charges

TLIC deducts a daily administrative charge equal to an annual rate of 0.15% of the daily net assets value of each subaccount for administrative expenses. TLIC also deducts an annual charge during the accumulation phase, not to exceed $50, proportionately from the subaccounts’ unit values. An annual charge ranging from 0.05% to 2.65% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

In addition to M&E, the following subaccounts are assessed a daily charge for fund facilitation fees that is based on their actual policy:

Additional Fund
Subaccount	Facilitation Fee Assessed
AB Balanced Wealth Strategy Class B Shares	0.20%
AB Growth and Income Class B Shares	0.20%
American Funds - Asset Allocation Class 2 Shares	0.30% - 0.40%
American Funds - Bond Class 2 Shares	0.30% - 0.40%
American Funds - Growth Class 2 Shares	0.30% - 0.40%
American Funds - Growth-Income Class 2 Shares	0.30% - 0.40%
American Funds - International Class 2 Shares	0.30% - 0.40%
Fidelity® VIP Balanced Service Class 2	0.20%
Fidelity® VIP Contrafund® Initial Class	0.20%
Fidelity® VIP Contrafund® Service Class 2	0.20%
Fidelity® VIP Equity-Income Initial Class	0.20%
Fidelity® VIP Growth Initial Class	0.20%
Fidelity® VIP Mid Cap Initial Class	0.20%
Fidelity® VIP Mid Cap Service Class 2	0.20%
Fidelity® VIP Value Strategies Initial Class	0.20%
Fidelity® VIP Value Strategies Service Class 2	0.20%
Franklin Allocation Class 4 Shares	0.15%
State Street Total Return V.I.S. Class 3 Shares	0.20%
TA International Equity Index Service Class	0.15%
TA U.S. Equity Index Service Class	0.15%
Vanguard® Equity Index	0.20% - 0.60%
Vanguard® International	0.20% - 0.60%
Vanguard® Mid-Cap Index	0.20% - 0.60%
Vanguard® Real Estate Index	0.20% - 0.60%
Vanguard® Short-Term Investment Grade	0.20% - 0.60%
Vanguard® Total Bond Market Index	0.20% - 0.60%
Voya Global Perspectives Class S Shares	0.14%
Voya Large Cap Value Class S Shares	0.14%
Voya Strategic Allocation Conservative Class S Shares	0.14%
Voya Strategic Allocation Moderate Class S Shares	0.14%
Wanger International	0.30%
Wanger USA	0.30%

76

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2019

7. Income Tax

Operations of the Separate Account form a part of TLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TLIC, as long as earnings are credited under the variable annuity contracts.

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition in the financial statements.

Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves. Since January 2020, the Coronavirus disease (COVID-19) pandemic and economic uncertainties have arisen which have impacted the Separate Account’s net assets. The extent to which the COVID-19 pandemic will continue to impact the net assets will depend on future developments, which are highly uncertain and cannot be estimated, including the scope and duration of the pandemic and actions taken by governmental authorities and other third parties in response to the pandemic.

9. Related Parties

Transamerica Capital, Inc. (TCI), a wholesaling broker-dealer, is an affiliated entity of TLIC and an indirect wholly owned subsidiary of AEGON N.V. TCI distributes TLIC’s products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1. These investments include funds managed by Transamerica Asset Management, Inc. (TAM). Transamerica Fund Services, Inc. (TFS) serves as a transfer agent to TAM, and AEGON USA Asset Management Holding, LLC (AAM) serves as a sub-advisor for certain funds managed by TAM. TAM, TFS and AAM are affiliated entities of TLIC and indirect wholly owned subsidiaries of AEGON N.V. Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both. The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

77

FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Financial Life Insurance Company

Years Ended December 31, 2019, 2018 and 2017

Transamerica Financial Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2019, 2018, and 2017

Report of Independent Auditors

To the Board of Directors of

Transamerica Financial Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Transamerica Financial Life Insurance Company (the “Company”), which comprise the balance sheets – statutory basis as of December 31, 2019 and 2018, and the related statements of operations – statutory basis, of changes in capital and surplus – statutory basis, and of cash flow – statutory basis for each of the three years in the period ended December 31, 2019, including the related notes and schedules of supplementary insurance information and reinsurance as of December 31, 2019, 2018 and for each of the three years in the period ended December 31, 2019 and summary of investments—other than investments in related parties as of December 31, 2019 listed in the accompanying index (collectively referred to as the “financial statements”).

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 1 N Upper Wacker Drive, Chicago, IL 60606

T: 312-298-2000, F: , www.pwc.com

1

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2019 and 2018 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services described in Note 2.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 27, 2020

PricewaterhouseCoopers LLP, 1 N Upper Wacker Drive, Chicago, IL 60606

T: 312-298-2000, F: , www.pwc.com

2

Transamerica Financial Life Insurance Company

Balance Sheets—Statutory Basis

(Dollars in Thousands)

	December 31 2019	December 31 2018
Admitted assets
Cash, cash equivalents and short-term investments	$439,852	$330,590
Bonds	5,332,758	5,648,863
Preferred stocks	4,552	4,552
Common stocks	6,036	5,046
Mortgage loans on real estate	1,546,510	1,480,920
Policy loans	130,787	130,605
Securities lending reinvested collateral assets	311,367	319,971
Derivatives	113,954	106,371
Other invested assets	369,406	253,098

Total cash and invested assets	8,255,222	8,280,016
Accrued investment income	69,431	74,495
Premiums deferred and uncollected	10,821	10,995
Net deferred income tax asset	28,050	27,355
Other assets	20,033	28,841
Separate account assets	23,523,988	21,069,870

Total admitted assets	$31,907,545	$29,491,572

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$6,493,362	$6,639,574
Policy and contract claim reserves	29,249	41,237
Liability for deposit-type contracts	29,577	29,504
Transfers from separate accounts due or accrued	(194,971)	(181,916)
Asset valuation reserve	133,205	120,543
Interest maintenance reserve	21,139	23,034
Derivatives	102,041	64,073
Payable for collateral under securities loaned and other transactions	371,405	381,115
Borrowed money	66,348	—
Other liabilities	307,705	214,030
Separate account liabilities	23,523,985	21,069,868

Total liabilities	30,883,045	28,401,062

Total capital and surplus	1,024,500	1,090,510

Total liabilities and capital and surplus	$31,907,545	$29,491,572

See accompanying notes.

3

Transamerica Financial Life Insurance Company

Statements of Operations—Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2019	2018	2017
Revenues
Premiums and annuity considerations	$5,305,953	$5,202,469	$4,733,929
Net investment income	344,337	347,235	371,734
Fee revenue and other income	533,267	323,923	354,087

Total revenue	6,183,557	5,873,627	5,459,750

Benefits and expenses
Death benefits	69,241	69,827	69,232
Annuity benefits	117,349	107,592	108,660
Accident and health benefits	44,907	61,299	67,199
Surrender benefits	6,667,014	8,149,104	5,504,367
Other benefits	9,373	8,613	8,243
Net increase (decrease) in reserves	(139,807)	(127,988)	(371,102)
Commissions	132,253	146,319	150,601
Net transfers to (from) separate accounts	(1,200,910)	(2,891,935)	(423,849)
General insurance expenses and other	122,195	107,491	89,830

Total benefits and expenses	5,821,615	5,630,322	5,203,181

Gain (loss) from operations before federal income taxes	361,942	243,305	256,569
Federal income tax (benefit) expense	21,455	11,019	26,972

Net gain (loss) from operations	340,487	232,286	229,597
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	17,195	(30,176)	(70,939)

Net income (loss)	$357,682	$202,110	$158,658

See accompanying notes.

4

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2017	$2,143	$460	$933,659	$9,509	$146,534	$1,092,305
Net income (loss)	—	—	—	1,717	156,941	158,658
Change in net unrealized capital gains (losses), net of taxes	—	—	—	—	44,050	44,050
Change in net deferred income tax asset	—	—	—	—	(32,885)	(32,885)
Change in nonadmitted assets	—	—	—	—	13,385	13,385
Change in asset valuation reserve	—	—	—	—	4,317	4,317
Change in surplus as a result of reinsurance	—	—	—	—	(71,196)	(71,196)
Dividends to stockholders	—	—	—	—	(160,000)	(160,000)
Other changes—net	—	—	1,784	(40)	8	1,752

Balance at December 31, 2017	2,143	460	935,443	11,186	101,154	1,050,386
Net income (loss)	—	—	—	(479)	202,589	202,110
Change in net unrealized capital gains (losses), net of taxes	—	—	—	—	13,389	13,389
Change in net deferred income tax asset	—	—	—	—	(3,459)	(3,459)
Change in nonadmitted assets	—	—	—	—	7,341	7,341
Change in asset valuation reserve	—	—	—	—	(161)	(161)
Change in surplus as a result of reinsurance	—	—	—	—	(20,172)	(20,172)
Return of capital	—	—	(56,381)	—	—	(56,381)
Dividends to stockholders	—	—	—	—	(103,410)	(103,410)
Other changes—net	—	(460)	272	74	981	867

Balance at December 31, 2018	$2,143	$—	$879,334	$10,781	$198,252	$1,090,510

Continued on next page.

5

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2018	$2,143	$—	$879,334	$10,781	$198,252	$1,090,510
Net income (loss)	—	—	—	2,239	355,443	357,682
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	(19,374)	(19,374)
Change in net deferred income tax asset	—	—	—	—	18,785	18,785
Change in nonadmitted assets	—	—	—	—	(14,055)	(14,055)
Change in asset valuation reserve	—	—	—	—	(12,662)	(12,662)
Change in surplus as a result of reinsurance	—	—	—	—	(225,323)	(225,323)
Return of capital	—	—	(99,879)	—	—	(99,879)
Dividends to stockholders	—	—	—	—	(75,000)	(75,000)
Other changes—net	(103)	—	(179)	(92)	4,190	3,816

Balance at December 31, 2019	$2,040	$—	$779,276	$12,928	$230,256	$1,024,500

See accompanying notes.

6

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2019	2018	2017
Operating activities
Premiums and annuity considerations	$5,306,408	$5,203,738	$5,068,249
Net investment income	355,231	359,398	376,164
Other income	306,588	302,160	305,794
Benefit and loss related payments	(6,919,166)	(8,383,355)	(5,769,148)
Net transfers from separate accounts	1,187,843	2,911,354	586,484
Commissions and operating expenses	(249,367)	(261,138)	(271,415)
Federal income taxes (paid) received	(8,151)	(23,519)	13,923

Net cash provided by (used in) operating activities	(20,614)	108,638	310,051
Investing activities
Proceeds from investments sold, matured or repaid	2,125,769	1,564,464	1,450,534
Costs of investments acquired	(1,943,403)	(1,357,882)	(1,642,388)
Net change in policy loans	(182)	(4,738)	(3,842)

Net cash provided by (used in) investing activities	182,184	201,844	(195,696)
Financing and miscellaneous activities
Capital and paid in surplus (returned) received	(100,161)	(56,569)	1,784
Net deposits (withdrawals) on deposit-type contracts	(604)	(4,826)	(4,319)
Net change in borrowed money	66,176	(204,340)	184,385
Net change in payable for collateral under securities lending and other transactions	1,303	(106,951)	115,782
Other cash (applied) provided	55,978	(38,284)	(138,414)
Dividends to stockholders	(75,000)	(103,410)	(160,000)

Net cash used in financing and miscellaneous activities	(52,308)	(514,380)	(782)

Net increase (decrease) in cash, cash equivalents and short-term investments	109,262	(203,898)	113,573
Cash, cash equivalents and short-term investments:
Beginning of year	330,590	534,488	420,915

End of year	$439,852	$330,590	$534,488

See accompanying notes.

7

Transamerica Financial Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2019	2018	2017
Supplemental disclosures of cash flow information
Significant non-cash activities during the year not included in the Statutory Statements of Cash Flow
Transfer of bonds and mortgage loans related to reinsurance agreement with third party	$—	$—	$379,177

8

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

December 31, 2019

1. Organization and Nature of Business

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by Transamerica Corporation (TA Corp) (92.3% of shares) and minority owned by Transamerica Life Insurance Company (TLIC) (7.7% of shares). Both TA Corp and TLIC are indirect, wholly-owned subsidiaries of Aegon N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company sells fixed annuity, variable life and annuity products, group life coverages, life insurance, index universal life, and guaranteed investment contracts. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

2. Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (NYDFS), which differ from accounting principles generally accepted in the United States of America (GAAP).

The NYDFS recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law.

The State of New York has adopted a prescribed accounting practice that differs from that found in the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Section 1414 of the New York Insurance Law, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under Statement of Statutory Accounting Principle (SSAP) No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

9

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26R, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage -backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

10

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the statements of operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the statements of operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security or the entity will likely not be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in unaffiliated preferred stocks in good standing (those with NAIC designations RP1 to RP3 and P1 to P3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in preferred stocks not in good standing (those with NAIC designations RP4 to RP6 and P4 to P6), are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. The related net unrealized capital gains and losses for all NAIC designations are reported in changes in capital and surplus.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

11

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other -than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statements of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Real estate the Company classifies as investment properties is measured at lower of carrying amount or fair value less cost to sell. Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than- temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statements of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

12

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the statements of operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus. AVR is not recognized for GAAP.

In 2019, the NAIC revised the AVR Factors (basic contribution, reserve objective and maximum reserve) to be consistent with the RBC (Risk Based Capital) after-tax factors, which were amended in 2018 as a result of federal tax reform. The AVR factor changes are effective for year-end 2019. As of December 31, 2019, the factor changes decreased capital and surplus by $13,541. The changes were recorded to the change in asset valuation reserve line of the statement of changes in capital and surplus.

13

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Derivative Instruments

Overview: The Company uses various derivative instruments (swaps and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

14

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

15

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs, accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

16

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the balance sheet, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in Borrowed Money on the Balance Sheets.

Other Assets and Other Liabilities

Other assets consist primarily of reinsurance receivables, accounts receivable and general insurance receivables. Other “admitted assets” are valued principally at cost, as required or permitted by New York Insurance Laws.

Other liabilities consist primarily of remittances, amounts withheld by the Company, commissions payable, and accrued expenses.

Separate Accounts

The majority of separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at fair value, and the investment risks associated with fair value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

The investment risks associated with fair value changes of the separate account are borne entirely by the contract owners except in cases where minimum guarantees exist. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s statements of operations as a component of net transfers from separate accounts.

17

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Separate account assets and liabilities reported in the accompanying financial statements consist of two types: non-indexed guaranteed and nonguaranteed. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Non-indexed guaranteed separate account assets and liabilities are carried at amortized cost.

The non-guaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners. The assets and liabilities of the nonguaranteed separate accounts are carried at fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held.

In accordance with SSAP No. 51R, Life Contracts, and No. 54R, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is included as a factor in the health contract premium deficiency calculation.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

18

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Deposit-Type Contracts

Deposit- type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the statements of operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

19

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported net deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment- type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

20

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3. Accounting Changes

The Company’s policy is to disclose as recent accounting pronouncements the adopted accounting guidance with a current year effective date that has been classified by the NAIC as a substantive change, as well as items classified as nonsubstantive changes that have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

Effective January 1, 2019, the NAIC adopted revisions to SSAP No. 30, Unaffiliated Common Stock, which updated the definition of common stock to include Securities and Exchange Commission (SEC) registered closed -end funds and unit investment trusts. The adoption of this guidance did not impact the financial position or results of operations of the Company.

21

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Revision to Prior Years

During 2019, the Company identified errors in prior year financial statements for which the Company has determined it appropriate to revise. The Company assessed the materiality of these revisions and concluded these revisions are not material to the December 31, 2018 and 2017 financial statements as a whole. The following tables show the impact of the revision:

	Year Ended December 31, 2018
	As Reported	Adjustment	As Revised
Balance Sheets
Securities lending reinvested collateral assets	$308,971	$11,000	$319,971

Total cash and invested assets	$8,269,016	$11,000	$8,280,016

Total admitted assets	$29,480,572	$11,000	$29,491,572
Payable for collateral under securities loaned and other transactions	$370,115	$11,000	$381,115

Total liabilities	$28,390,062	$11,000	$28,401,062

Total liabilities and capital and surplus	$29,480,572	$11,000	$29,491,572

Statements of Operations
Revenues
Premiums and other considerations	$5,753,819	$(551,350)	$5,202,469
Net investment income	350,635	(3,400)	347,235
Fee revenue and other income	313,223	10,700	323,923

Total revenue	$6,417,677	$(544,050)	$5,873,627
Benefits and expenses
Surrender benefits	$8,728,023	$(578,919)	$8,149,104
Net transfers to (from) separate accounts	(2,925,304)	33,369	(2,891,935)

Total benefits and expenses	$6,175,872	$(545,550)	$5,630,322

Gain (loss) from operations before dividends and federal income taxes	241,805	1,500	243,305

Federal income tax expense	9,990	1,029	11,019

Net gain (loss) from operations	231,815	471	232,286
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(31,376)	1,200	(30,176)

Net income (loss)	$200,439	$1,671	$202,110

Statements of Changes in Capital and Surplus
Net income (loss)	$200,439	$1,671	$202,110
Other changes—net	$2,538	$(1,671)	$867

Balance at December 31, 2018	$1,090,510	$—	$1,090,510

22

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Statements of Cash Flows
Operating activities
Premiums and annuity considerations	$5,755,088	$(551,350)	$5,203,738
Other income	296,360	5,800	302,160
Benefit and loss related payments	(8,962,274)	578,919	(8,383,355)
Net transfers from separate accounts	2,944,723	(33,369)	2,911,354

Net cash provided by (used in) operating activities	$108,638	$—	$108,638
Investing activities
Costs of investments acquired	$(1,368,882)	$11,000	$(1,357,882)

Net cash provided by (used in) investing activities	$190,844	$11,000	$201,844
Financing activities
Net change in payable for collateral under securities lending and other transactions	$(95,951)	$(11,000)	$(106,951)

Net cash provided by (used in) financing activities	$(503,380)	$(11,000)	$(514,380)
Net increase (decrease) in cash, cash equivalents and short-term investments	(203,898)	—	(203,898)
Cash, cash equivalents and short-term investments:
Beginning of year	534,488	—	534,488

End of year	$330,590	$—	$330,590

23

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31, 2017
	As Reported	Adjustment	As Revised
Statements of Operations
Revenues
Premiums and other considerations	$5,158,586	$(424,657)	$4,733,929
Fee revenue and other income	353,437	650	354,087

Total revenue	$5,883,757	$(424,007)	$5,459,750
Benefits and expenses
Surrender benefits	$5,956,797	$(452,430)	$5,504,367
Net transfers to (from) separate accounts	(452,272)	28,423	(423,849)

Total benefits and expenses	$5,627,188	$(424,007)	$5,203,181
Gain (loss) from operations before dividends and federal income taxes	256,569	—	256,569

Net gain (loss) from operations	229,597	—	229,597

Net income (loss)	$158,658	$—	$158,658

Statements of Cash Flows
Operating activities
Premiums and annuity considerations	$5,492,906	$(424,657)	$5,068,249
Other income	305,144	650	305,794
Benefit and loss related payments	(6,221,578)	452,430	(5,769,148)
Net transfers from separate accounts	614,907	(28,423)	586,484

Net cash provided by (used in) operating activities	$310,051	$—	$310,051
Net increase (decrease) in cash, cash equivalents and short-term investments	113,573	—	113,573
Cash, cash equivalents and short-term investments:
Beginning of year	420,915	—	420,915

End of year	$534,488	$—	$534,488

Management has determined that the amounts primarily relate to misclassifications of balances within the statements of operations and cash flows for the years ended December 31, 2018 and 2017 related to accounting for retirement plan cash flows and other cash flow presentation reclassifications. This error resulted in offsetting misstatements to premiums and other considerations, fee revenue and other income, net transfers to (from) separate accounts and surrender benefits and corresponding offsetting misstatements within the cash provided by (used in) operating activities and cash provided by (used in) financing and miscellaneous activities. The retirement plan misclassifications had no impact to the Company’s net income or capital and surplus in the prior years.

In addition, Management reclassified certain prior year out of period adjustments from net income to capital and surplus per SSAP No. 03, Accounting changes and corrections of errors.

Reclassifications

Certain amounts in prior year financial statement balances and footnote disclosures have been reclassified to conform to the current year presentation.

24

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third -party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

25

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

26

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third- party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the balance sheet date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps are based on pricing models or formulas using current assumptions. The estimated fair value of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short -term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

27

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in investment contract liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

28

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2019 and 2018, respectively:

	December 31, 2019
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$364,399	$364,385	$229,488	$134,911	$—	$—
Bonds	5,827,509	5,332,758	612,518	5,127,658	87,333	—
Preferred stocks, other than affiliates	4,759	4,552	—	4,759	—	—
Common stocks, other than affiliates	3,763	3,763	1,209	—	2,554	—
Mortgage loans on real estate	1,615,808	1,546,510	—	—	1,615,808	—
Other invested assets	25,776	22,768	—	25,743	33	—
Derivative assets:
Interest rate swaps	108,339	108,339	—	108,339	—	—
Currency swaps	2,883	1,615	—	2,883	—	—
Credit default swaps	7,469	3,751	—	7,469	—	—
Equity swaps	69	69	—	69	—	—
Equity futures	180	180	180	—	—	—
Derivative assets total	118,940	113,954	180	118,760	—	—
Policy loans	130,787	130,787	—	130,787	—	—
Securities lending reinvested collateral	241,364	241,365	5,000	236,364	—	—
Separate account assets	23,535,229	23,516,864	21,367,757	2,167,472	—	—
Liabilities
Investment contract liabilities	4,910,510	4,406,231	—	916	4,909,594	—
Derivative liabilities:
Interest rate swaps	75,773	79,526	—	75,773	—	—
Currency swaps	1,037	2,228	—	1,037	—	—
Credit default swaps	(2,673)	1,315	—	(2,673)	—	—
Equity swaps	14,576	14,576	—	14,576	—	—
Interest rate futures	4,135	4,135	4,135	—	—	—
Equity futures	261	261	261	—	—	—
Derivative liabilities total	93,109	102,041	4,396	88,713	—	—
Dollar repurchase agreements	66,176	66,176	—	66,176	—	—
Payable for securities lending	311,367	311,367	—	311,367	—	—
Payable for derivative cash collateral	60,038	60,038	—	60,038	—	—
Separate account annuity liabilities	23,059,251	23,058,706	—	21,520,881	1,538,370	—

29

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31, 2018
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)
Admitted assets
Cash equivalents and short-term investments,other than affiliates	$224,732	$224,732	$203,002	$21,730	$—	$—
Short-term notes receivable from affiliates	50,000	50,000	—	50,000	—	—
Bonds	5,711,928	5,648,863	543,674	5,057,778	110,476	—
Preferred stocks, other than affiliates	4,291	4,552	—	4,291	—	—
Common stocks, other than affiliates	1,115	1,115	—	—	1,115	—
Mortgage loans on real estate	1,475,938	1,480,920	—	—	1,475,938	—
Other invested assets	21,679	19,230	—	21,580	99	—
Derivative assets:
Interest rate swaps	79,466	79,466	—	79,466	—	—
Currency swaps	4,009	3,425	—	4,009	—	—
Credit default swaps	6,361	5,174	—	6,361	—	—
Equity swaps	15,770	15,770	—	15,770	—	—
Interest rate futures	2,368	2,368	2,368	—	—	—
Equity futures	168	168	168	—	—	—
Derivative assets total	108,142	106,371	2,536	105,606	—	—
Policy loans	130,605	130,605	—	130,605	—	—
Securities lending reinvested collateral	283,720	283,721	—	283,720	—	—
Separate account assets	21,012,397	21,063,892	17,984,612	3,027,785	—	—
Liabilities
Investment contract liabilities	4,752,848	4,701,794	—	3,494	4,749,354	—
Derivative liabilities:
Interest rate swaps	49,615	58,897	—	49,615	—	—
Currency swaps	2,391	1,545	—	2,391	—	—
Credit default swaps	(340)	2,622	—	(340)	—	—
Equity swaps	410	410	—	410	—	—
Interest rate futures	141	141	141	—	—	—
Equity futures	458	458	458	—	—	—
Derivative liabilities total	52,675	64,073	599	52,076	—	—
Payable for securities lending	319,971	319,971	—	319,971	—
Payable for derivative cash collateral	61,144	61,144	—	61,144	—	—
Separate account annuity liabilities	20,647,404	20,651,888	—	18,109,336	2,538,068	—

30

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables provides information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2019 and 2018:

	2019
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$2,415	$1,089	$—	$3,504

Total bonds	—	2,415	1,089	—	3,504

Common stock
Industrial and miscellaneous	$1,209	$—	$2,554	$—	$3,763

Total common stock	1,209	—	2,554	—	3,763

Cash equivalents and short-term
Money market mutual funds	$229,488	$—	$—	$—	$229,488

Total short-term investments	229,488	—	—	—	229,488

Securities lending reinvested collateral	5,000	—	—	—	5,000
Derivative assets	180	108,408	—	—	108,588
Separate account assets	21,367,757	511,156	—	—	21,878,913

Total assets	$21,603,634	$621,979	$3,643	$—	$22,229,256

Liabilities:
Derivative liabilities	$4,395	$80,968	$—	$—	$85,363

Total liabilities	$4,395	$80,968	$—	$—	$85,363

	2018
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$3,886	$1,060	$—	$4,946

Total bonds	—	3,886	1,060	—	4,946

Common stock
Industrial and miscellaneous	—	—	1,115	—	1,115

Total common stock	—	—	1,115	—	1,115

Cash equivalents and short-term
Money market mutual funds	203,002	—	—	—	203,002

Total short-term investments	203,002	—	—	—	203,002

Securities lending reinvested collateral	—	—	—	—	—
Derivative assets	2,536	95,237	—	—	97,773
Separate account assets	17,984,612	448,016	—	—	18,432,628

Total assets	$18,190,150	$547,139	$2,175	$—	$18,739,464

Liabilities:
Derivative liabilities	$599	$48,476	$—	$—	$49,075

Total liabilities	$599	$48,476	$—	$—	$49,075

31

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Common stocks classified as Level 3 are comprised primarily of shares in the FHLB of New York, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

The following tables summarize the changes in assets classified as Level 3 for 2019 and 2018:

	Beginning Balance at January 1, 2019	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Bonds
Other	$1,060	$1,958	$1,902	$4	$132
Common stock	1,115	—	1,216	(217)	12

Total	$2,175	$1,958	$3,118	$(213)	$144

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2019
Bonds
Other	$38	$—	$—	$201	$1,089
Common stock	1,877	983	—	—	2,554

Total	$1,915	$983	$—	$201	$3,643

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

	Beginning Balance at January 1, 2018	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Bonds
Other	$1,302	$1,885	$1,891	$6	$(47)
Common stock	—	—	—	—	—
Derivatives	1,364	—	—	(20,149)	(1,364)

Total	$2,666	$1,885	$1,891	$(20,143)	$(1,411)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2018
Bonds
Other	$—	$—	$—	$195	$1,060
Common stock	1,115	—	—	—	1,115
Derivatives	—	—	(2,004)	(18,145)	—

Total	$1,115	$—	$(2,004)	$(17,950)	$2,175

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Nonrecurring fair value measurements

As of December 31, 2019 and 2018, the Company held no property as held for sale.

32

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2019
Bonds
United States Government and agencies	$474,098	$122,202	$91	$596,209
State, municipal and other government	96,650	14,187	236	110,601
Hybrid securities	89,504	4,007	5,282	88,229
Industrial and miscellaneous	3,649,543	322,781	23,417	3,948,907
Mortgage and other asset-backed securities	1,022,963	62,037	1,437	1,083,563

Total unaffiliated bonds	5,332,758	525,214	30,463	5,827,509
Unaffiliated preferred stocks	4,552	221	14	4,759

	$5,337,310	$525,435	$30,477	$5,832,268

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$3,758	$37	$32	$3,763

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2018
Bonds
United States Government and agencies	$468,344	$66,434	$5,251	$529,527
State, municipal and other government	107,295	7,308	2,112	112,491
Hybrid securities	78,621	1,197	10,624	69,194
Industrial and miscellaneous	3,985,382	97,188	121,758	3,960,812
Mortgage and other asset-backed securities	1,009,221	41,273	10,590	1,039,904

Total unaffiliated bonds	5,648,863	213,400	150,335	5,711,928
Unaffiliated preferred stocks	4,552	45	306	4,291

	$5,653,415	$213,445	$150,641	$5,716,219

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$1,115	$—	$—	$1,115

33

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The carrying amount and estimated fair value of bonds at December 31, 2019, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2019
December 31:	Carrying Value	Fair Value
Due in one year or less	$276,952	$278,962
Due after one year through five years	1,379,971	1,443,349
Due after five years through ten years	840,362	909,109
Due after ten years	1,812,510	2,112,526

	4,309,795	4,743,946
Mortgage and other asset-backed securities	1,022,963	1,083,563

Total	$5,332,758	$5,827,509

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2019 and 2018 is as follows:

	2019
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$235	$2	$1,149	$89
State, municipal and other government	665	236	—	—
Hybrid securities	45,378	5,282	—	—
Industrial and miscellaneous	153,661	18,928	151,220	4,490
Mortgage and other asset-backed securities	18,936	468	89,503	969

Total bonds	218,875	24,916	241,872	5,548

Preferred stocks-unaffiliated	—	—	2,010	14
Common stocks-unaffiliated	—	—	406	32

	$218,875	$24,916	$244,288	$5,594

	2018
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
United States Government and agencies	$14,262	$1,143	$72,486	$4,108
State, municipal and other government	4,121	513	24,210	1,599
Hybrid securities	14,836	3,374	42,248	7,250
Industrial and miscellaneous	369,353	46,104	1,718,951	75,654
Mortgage and other asset-backed securities	140,189	4,803	291,096	5,787

Total bonds	542,761	55,937	2,148,991	94,398

Preferred stocks-unaffiliated	1,800	224	1,200	82

	$544,561	$56,161	$2,150,191	$94,480

34

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

There were $2,799 loan- backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2019. During 2018 and 2017, there were no loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2019, 2018 and 2017 the Company recognized OTTI of $209, $485 and $57, respectively.

The following loan-backed and structured securities were held at December 31, 2019, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
14984WAA8	$2,799	$2,591	$208	$2,591	$2,591	6/30/2019
81744FFD4	1	—	1	—	0	6/30/2019

			$209

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2019 and 2018 is as follows:

	2019		2018
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31:
The aggregate amount of unrealized losses	$468	$1,089	$4,803	$6,066
The aggregate related fair value of securities with unrealized losses	$18,936	90,592	140,189	295,276

At December 31, 2019 and 2018, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 55 and 138 securities with a carrying amount of $243,791 and $600,722 and an unrealized loss of $24,916 and $56,160. Of this portfolio, 61.2% and 83.0% were investment grade with associated unrealized losses of $9,288 and $38,408, respectively.

At December 31, 2019 and 2018, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 64 and 643 securities with a carrying amount of $249,444 and $ 2,244,673 and an unrealized loss of $5,562 and $94,480. Of this portfolio, 87.7% and 85.1% were investment grade with associated unrealized losses of $3,622 and $68,171, respectively.

35

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2019 and 2018, the Company did not hold any common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2019 for common stocks that have been in a continuous loss position for less than twelve months, the Company held 1 security with a carrying amount of $438 and an unrealized loss of $32. At December 31, 2018, the Company did not hold any common stocks that have been in a continuous loss position for less than twelve months.

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book /Adjusted Carrying Value	Fair Value
December 31, 2019
Bond, amortized cost	2	$3,736	$3,364
Loan-backed and structured securities, amortized cost	2	4,296	4,296

Total	4	$8,032	$7,660
December 31, 2018
Bond, amortized cost	3	$7,782	$8,181
Loan-backed and structured securities, amortized cost	1	2,398	2,398

Total	4	$10,180	$10,579

During 2019 and 2018, the Company sold, redeemed or otherwise disposed of 71 and 64 securities as a result of a callable feature which generated investment income of $4,159 and $4,910 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements.

	Year Ended December 31
	2019	2018	2017

Proceeds	$1,575,257	$1,047,071	$1,397,425

Gross realized gains	$10,130	$2,342	$44,204
Gross realized losses	(5,942)	(26,053)	(6,295)

Net realized capital gains (losses)	$4,188	$(23,711)	$37,909

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2019, 2018 and 2017 of $10,744, $1,038, and $2,840 respectively.

36

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2019 and 2018, the Company had no recorded investment in restructured securities. There were no capital gains (losses) taken as a direct result of restructures in 2019, 2018 and 2017.

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2019 and 2018 was as follows:

December 31, 2019

	Farm	Commercial	Total

AAA - AA	$—	$847,516	$847,516
A	9,890	642,006	651,896
BBB	—	43,190	43,190
BB	—	3,908	3,908

	$9,890	$1,536,620	$1,546,510

December 31, 2018

	Farm	Commercial	Total
AAA - AA	$—	$742,293	$742,293
A	10,000	675,425	685,425
BBB	—	49,256	49,256
BB	—	3,946	3,946

	$10,000	$1,470,920	$1,480,920

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2019 the Company issued mortgage loans with a maximum interest rate of 5.35% and a minimum interest rate of 3.50% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2019 at the time of origination or acquisitions was 70%. During 2018 the Company issued mortgage loans with a maximum interest rate of 5.54%, and a minimum interest rate of 4.02% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2018 at the time of origination was 74%.

37

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

During 2019 and 2018, the Company did not reduce the interest rate on any outstanding mortgage loan. During 2019 and 2018, the Company issued no farm mortgage loans.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2019 and 2018.

Commercial
December 31, 2019	Farm	Insured	All Other	Total
Recorded Investment (All)
(a) Current	$9,890	$—	$1,536,620	$1,546,510
(b) 30-59 Days Past Due	—	—	—	—
(c) 60-89 Days Past Due	—	—	—	—
(d) 90-179 Days Past Due	—	—	—	—
(e) 180+ Days Past Due	—	—	—	—
Participant or Co-lender in Mortgage Loan Agreement
(a) Recorded Investment	$9,890	$—	$617,094	$626,984

Commercial
December 31, 2018	Farm	Insured	All Other	Total
Recorded Investment (All)
(a) Current	$10,000	$—	$1,470,920	$1,480,920
(b) 30-59 Days Past Due	—	—	—	—
(c) 60-89 Days Past Due	—	—	—	—
(d) 90-179 Days Past Due	—	—	—	—
(e) 180+ Days Past Due	—	—	—	—
Participant or Co-lender in Mortgage Loan Agreement
(a) Recorded Investment	$10,000	$—	$590,536	$600,536

There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2019 and 2018, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis.

No mortgage loan foreclosures occurred during 2019, 2018 and 2017. At December 31, 2019 and 2018, the Company held a mortgage loan loss reserve in the AVR of $16,524 and $14,587, respectively.

38

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2019	2018		2019	2018
South Atlantic	26%	26%	Apartment	49%	53%
Pacific	25	24	Retail	18	16
Middle Atlantic	14	12	Industrial	15	14
Mountain	9	10	Office	11	10
E. North Central	8	8	Other	3	3
W. South Central	7	8	Medical	3	3
W. North Central	6	7	Agricultural	1	1
E. South Central	4	4
New England	1	1

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information.

During 2019, no properties were disposed of and there were no impairment losses recorded.

An impairment loss of $2,426 was taken on a property during the third quarter of 2018 to write the book value down to the current fair value. This impairment loss was included in net realized capital gains (losses) within the summary of operations. The Company subsequently disposed of the property during the fourth quarter of 2018, resulting in a realized loss of $1,205.

During 2017, no properties were disposed of and there were no impairment losses recorded.

Other Invested Assets

During 2019, 2018 and 2017, the Company recognized no impairment write downs for its investments in joint ventures and limited partnerships.

Tax Credits

At December 31, 2019, the Company had ownership interest in nine LIHTC investments with a carrying value of $85,230. The remaining years of unexpired tax credits ranged from five to ten and the properties were not subject to regulatory review. The length of time remaining for the holding periods ranged from one to fifteen years. The amount of contingent equity commitments expected to be paid during the years 2020 to 2022 is $104,437. Tax credits recognized in 2019 were $ 25,461, and other tax benefits recognized in 2019 were $5,256. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

39

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2018, the Company had ownership interest in ten LIHTC investments with a carrying value of $ 63,256. The remaining years of unexpired tax credits ranged from six to eleven and the properties were not subject to regulatory review. The length of time remaining for the holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2019 to 2023 is $149,810. Tax credits recognized in 2018 were $ 16,993, and other tax benefits recognized in 2018 were $5,163. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2019 and 2018 was as follows:

	2019	2018

Fair value—positive	$121,858	$110,369
Fair value—negative	(96,025)	(54,903)

For the years ended December 31, 2019, 2018 and 2017, the Company recorded unrealized gains (losses) of $23,225, $48,698 and $29,880, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2019, 2018 or 2017 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

Summary of realized gains (losses) by derivative type for the years ended December 31, 2019, 2018 and 2017:

	2019	2018	2017

Swaps:
Interest rate	$316	$(25,855)	$(15,334)
Credit	(321)	(1,240)	—
Total return	(42,233)	(6,871)	(70,474)

Total swaps	$(42,238)	$(33,966)	$(85,808)

Futures—net positions	66,497	(3,690)	13,675
Lehman settlements	13	47	104

Total realized gains (losses)	$24,272	$(37,609)	$(72,029)

40

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2019 and 2018:

	Asset(1)		Liability(1)
	2019	2018	2019	2018
Derivative component of RSATs
Credit default swaps	$7,281	$7,726	$(2,122)	$(1,590)
Interest rate swaps	—	—	—	—

(1)	Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2019 and 2018:

	Asset(1)		Liability(1)
	2019	2018	2019	2018
Derivative component of RSATs
Credit default swaps	$7,469	$6,361	$(2,673)	$(340)
Interest rate swaps	—	—	—	—

Total	$7,469	$6,361	$(2,673)	$(340)

(1)	Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

The net realized gains (losses) on the derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2019, 2018 and 2017:

	2019	2018	2017
Derivative component of RSATs
Credit default swaps	$(321)	$(1,240)	$—
Interest rate swaps	—	—	—

Total	$(321)	$(1,240)	$—

As stated in Note 1, the Company replicates investment grade corporate bonds and sovereign debt by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

41

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2019 and 2018:

		2019
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$1,560	$114,800	1.5
Credit default swaps referencing indices		13	20,000	41.7

Subtotal		1,573	134,800	7.5

BBB	2
Single name credit default swaps (3)		5,869	244,105	2.1
Credit default swaps referencing indices		2,707	124,500	3.3

Subtotal		8,576	368,605	2.5

BB	3
Single name credit default swaps (3)		(6)	6,650	0.7

Subtotal		(6)	6,650	0.7

Total		$10,143	$510,055	3.8

(1)

The rating agency designations are based on availablity and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.
(3)	Includes corporate, foreign governement and state entities.

42

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

		2018
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$1,849	$121,465	2.5

Subtotal		1,849	121,465	2.5

BBB	2
Single name credit default swaps (3)		4,555	272,440	2.9
Credit default swaps referencing indices		811	99,000	3.5

Subtotal		5,366	371,440	3.0

BB	3
Single name credit default swaps (3)		(28)	13,050	1.2

Subtotal		(28)	13,050	1.2

B	4
Single name credit default swaps (3)		(487)	2,500	3.5

Subtotal		(487)	2,500	3.5

Total		$6,700	$508,455	2.9

(1)

The rating agency designations are based on availablity and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.
(3)	Includes corporate, foreign governement and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2019, the maximum amounts of potential future recoveries available to offset the $510,055 from the table above was $0.

43

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2019 and 2018, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value
	2019	2018	2019	2018
Derivative assets:
Credit default swaps	$261,500	$271,000	$7,469	$6,361
Currency swaps	19,757	46,958	2,883	4,009
Equity futures	—	—	180	168
Equity swaps	2,593	259,244	69	15,770
Interest rate futures	—	4	—	2,368
Interest rate swaps	2,100,050	1,735,499	108,340	79,466
Derivative liabilities:
Credit default swaps	248,555	237,455	(2,673)	(340)
Currency swaps	68,247	31,607	1,037	2,391
Equity futures	—	—	261	458
Equity swaps	329,736	4,229	14,576	410
Interest rate futures	7	—	4,135	141
Interest rate swaps	1,402,069	1,463,319	75,773	49,615

*	Futures are presented in contract format. Swaps and options are presented in notional format.

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2019 and 2018, respectively:

	Gross Restricted (Admitted & Nonadmitted) 2019
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
Collateral held under security lending agreements	$311,367	$—	$—	$—	$311,367
Subject to dollar repurchase agreements	66,227	—	—	—	66,227
FHLB capital stock	2,554	—	—	—	2,554
On deposit with states	2,854	—	—	—	2,854
Pledged as collateral not captured in other categories	58,995	—	—	—	58,995

Total Restricted Assets	$441,997	$—	$—	$—	$441,997

	Gross (Admitted & Nonadmitted) Restricted				Percentage
Restricted Asset Category	Total From Prior Year (2018)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$319,246	$(7,879)	$—	$311,367	0.97%	0.98%
Subject to dollar repurchase agreements	—	66,227	—	66,227	0.21%	0.21%
FHLB capital stock	1,115	1,439	—	2,554	0.01%	0.01%
On deposit with states	2,910	(56)	—	2,854	0.01%	0.01%
Pledged as collateral not captured in other categories	59,054	(59)	—	58,995	0.18%	0.18%

Total Restricted Assets	$382,325	$59,672	$—	$441,997	1.38%	1.39%

44

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following table shows the pledged or restricted assets in other categories as of December 31, 2019 and 2018, respectively:

	Gross (Admitted & Nonadmitted) Restricted 2019
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total
Derivatives	$58,995	$—	$—	$—	$58,995

Total	$58,995	$—	$—	$—	$58,995

	Gross (Admitted & Nonadmitted) Restricted			Percentage
Description of Assets	Total From Prior Year (2018)	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives	$59,054	$(59)	$58,995	0.18%	0.18%

Total	$59,054	$(59)	$58,995	0.18%	0.18%

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2019 and 2018:

December 31, 2019

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$124,968	$124,968	1.48%	1.49%
Securities lending collateral assets	311,367	311,367	3.69	3.71
Other	1,246	1,246	0.01	0.01

Total collateral assets	$437,581	$437,581	5.18%	5.21%

	Amount	% of Liability to Total Liabilities
	$437,753	5.95%
Recognized Obligation to return collateral asset

45

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

December 31, 2018

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$60,144	$60,144	0.71%	0.71
Securities lending collateral assets	319,971	319,971	3.78	3.80
Other	1,000	1,000	0.01	0.01

Total	$381,115	$381,115	4.50%	4.53

	Amount	% of Liability to Total Liabilities
Recognized Obligation to return collateral asset	$381,115	5.21%

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2019	2018	2017

Income:
Bonds	$258,609	$269,581	$289,465
Preferred stocks	274	243	200
Common stocks	102	—	—
Mortgage loans on real estate	66,761	58,296	56,300
Policy loans	7,708	7,631	6,910
Cash, cash equivalents and short-term investments	7,289	5,267	4,581
Derivatives	23,152	23,075	22,232
Other invested assets	(4,446)	(5,079)	4,140

Gross investment income	359,449	359,014	383,828
Less: investment expenses	19,742	19,356	23,021

Net investment income before amortization of IMR	339,707	339,658	360,807
Amortization of IMR	4,630	7,577	10,927

Net investment income	$344,337	$347,235	$371,734

46

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized Year Ended December 31
	2019	2018	2017
Bonds	$(6,556)	$(21,349)	$35,069
Common stocks	(216)	—	(63)
Mortgage loans on real estate	—	(54)	968
Real estate	—	(3,631)	—
Cash, cash equivalents and short-term investments	8	(18)	(12)
Derivatives	24,259	(37,656)	(72,133)
Other invested assets	4,207	8,386	6,744

Change in realized capital gains (losses), before taxes	21,702	(54,322)	(29,427)
Federal income tax effect	(1,772)	7,004	(13,315)
Transfer from (to) interest maintenance reserve	(2,735)	17,142	(28,197)

Net realized capital gains (losses) on investments	$17,195	$(30,176)	$(70,939)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2019	2018	2017
Bonds	$6,029	$(3,714)	$7,788
Common stocks	5	—	—
Affiliated entities	(92)	634	(182)
Cash equivalents and short-term investments	8	14	(11)
Derivatives	(30,264)	20,814	33,650
Other invested assets	5,453	(4,918)	5,015

Change in unrealized capital gains (losses), before taxes	(18,861)	12,830	46,260
Taxes on unrealized capital gains (losses)	(513)	559	(2,210)

Change in unrealized capital gains (losses), net of tax	$(19,374)	$13,389	$44,050

47

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life premium and annuity considerations, net of reinsurance, at December 31, 2019 and 2018 were as follows:

	2019		2018
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary first-year business	$162	$22	$116	$20
Ordinary renewal business	4,670	3,906	4,710	3,898
Group life direct business	213	152	235	170
Credit direct business	8	8	20	20

	$5,053	$4,088	$5,081	$4,108

7. Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2019 and 2018 were as follows:

	Year Ended December 31
	2019	2018
Life insurance reserves	$1,307,541	$1,195,740
Annuity reserves and supplementary contracts with life contingencies	4,924,134	5,236,604
Accident and health reserves (including long term care)	261,687	207,230

Total policy reserves	$6,493,362	$6,639,574

Deposit-type contracts	29,577	29,504
Policy claims	29,249	41,237

Total policy reserves, deposit-type contracts and claim liabilities	$6,552,188	$6,710,315

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 7.25 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

48

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2019 and 2018, the Company had insurance in force aggregating $7,461,830 and $6,838,334, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the NYDFS. The Company established policy reserves of $1,049,584 and $1,758,084 to cover these deficiencies as of December 31, 2019 and 2018, respectively.

The Company does not issue participating life insurance policies.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to 11.00 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43). AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) amount, but not less than the standard scenario amount (SSA).

49

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

To determine the CTE amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and the Society of Actuaries and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2019 and 2018, the Company had no premium deficiency reserve related to accident and health policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2019
2019	$—	$48,863	$33,089	15,774
2018 and prior	31,676	(7,829)	19,549	4,298

	31,676	$41,034	$52,638	20,072

Active life reserve	$196,895			$255,224

Total accident and health reserves	$228,571			$275,296

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2018
2018	$—	$63,281	$37,443	$25,838
2017 and prior	33,072	(4,909)	22,325	5,838

	33,072	$58,372	$59,768	31,676

Active life reserve	$196,199			$196,895

Total accident and health reserves	$229,271			$228,571

50

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s unpaid claims reserve was decreased by $7,829 and $4,909 for the years ended December 31, 2019 and 2018, respectively, for health claims that were incurred prior to those balance sheet dates. The change in 2019 and 2018 resulted primarily from variances in the estimated frequency of claims and claim severity.

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year
Year ended December 31, 2019
2019	$—	$510	$356	$154
2018 and prior	647	(318)	287	42

	$647	$192	$643	$196

Year ended December 31, 2018
2018	$—	$818	$290	$528
2017 and prior	629	(262)	248	119

	$629	$556	$538	$647

The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2019.

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

51

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31 2019
Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$—	$23,111	$—	$23,111	1%
At book value less surrender charge of 5% or more	20,692	—	—	20,692	1
At fair value	14,840	—	4,807,481	4,822,321	82

Total with adjustment or at fair value	35,532	23,111	4,807,481	4,866,124	84
At book value without adjustment (minimal or no charge or adjustment)	796,656	—	—	796,656	14
Not subject to discretionary withdrawal provision	128,893	—	5,493	134,386	2

Total individual annuity reserves	961,081	23,111	4,812,974	5,797,166	100%

Less reinsurance ceded	146	—	—	146

Net individual annuity reserves	$960,935	$23,111	$4,812,974	$5,797,020

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	—	—	—	—

	December 31 2019
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$695,382	$26,578	$—	$721,960	3%
At book value less surrender charge of 5% or more	676,550	—	—	676,550	3
At fair value	3	346,312	15,569,485	15,915,800	72

Total with adjustment or at fair value	1,371,935	372,890	15,569,485	17,314,310	78
At book value without adjustment (minimal or no charge or adjustment)	2,053,227	66,718	—	2,119,945	10
Not subject to discretionary withdrawal provision	528,414	1,098,217	1,115,244	2,741,875	12

Total group annuity reserves	3,953,576	1,537,825	16,684,729	22,176,130	100%

Less reinsurance ceded	38	—	—	38

Net group annuity reserves	$3,953,538	$1,537,825	$16,684,729	$22,176,092

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	—	—	—	—

52

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31 2019
Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$—	$—	$—	$—	0%
At book value less surrender charge of 5% or more	—	—	—	—	0
At fair value	—	—	—	—	0

Total with adjustment or at fair value	—	—	—	—	0
At book value without adjustment (minimal or no charge or adjustment)	—	—	—	—	0
Not subject to discretionary withdrawal provision	26,318	—	67	26,385	100

Total deposit-type contracts	26,318	—	67	26,385	100%

Less reinsurance ceded	—	—	—	—

Net deposit-type contracts	$26,318	$—	$67	$26,385

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	—	—	—	—

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$4,866,303
Exhibit 5, Supp contracts with life contingencies section, total (net)	44,911
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	29,577

Subtotal	4,940,791
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	23,052,159
Exhibit 3, Supp contracts with life contingencies section, total	6,480
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other contract deposit funds	67

Subtotal	23,058,706

Combined total	$27,999,497

53

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31 2018
Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$—	$25,101	$—	$25,101	1%
At book value less surrender charge of 5% or more	9,932	—	—	9,932	1
At fair value	21,020	—	4,153,346	4,174,366	80

Total with adjustment or at fair value	30,952	25,101	4,153,346	4,209,399	82
At book value without adjustment (minimal or no charge or adjustment)	884,224	—	—	884,224	16
Not subject to discretionary withdrawal provision	84,389	—	4,423	88,812	2

Total individual annuity reserves	999,565	25,101	4,157,769	5,182,435	100%

Less reinsurance ceded	271	—	—	271

Net individual annuity reserves	$999,294	$25,101	$4,157,769	$5,182,164

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	—	—	—	—

	December 31 2018
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$688,335	$50,908	$—	$739,243	4%
At book value less surrender charge of 5% or more	777,508	31,986	—	809,494	4
At fair value	2	380,808	12,811,582	13,192,392	63

Total with adjustment or at fair value	1,465,845	463,702	12,811,582	14,741,129	71
At book value without adjustment (minimal or no charge or adjustment)	2,207,009	44,431	—	2,251,440	11
Not subject to discretionary withdrawal provision	552,779	2,034,396	1,114,874	3,702,049	18

Total group annuity reserves	4,225,633	2,542,529	13,926,456	20,694,618	100%

Less reinsurance ceded	85	—	—	85

Net group annuity reserves	$4,225,548	$2,542,529	$13,926,456	$20,694,533

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	—	—	—	—

54

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31 2018
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Deposit-type contracts (no life contingencies):
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$—	$—	$—	$—	0%
At book value less surrender charge of 5% or more	—	—	—	—	0
At fair value	—	—	—	—	0

Total with adjustment or at fair value	—	—	—	—	0
At book value without adjustment (minimal or no charge or adjustment)	—	—	—	—	0
Not subject to discretionary withdrawal provision	23,571	—	33	23,604	100

Total deposit-type contracts	23,571	—	33	23,604	100%

Less reinsurance ceded	—	—	—	—

Net deposit-type contracts	$23,571	$—	$33	$23,604

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	—	—	—	—

Amount
Reconcililation to the Annual Statement:
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$5,179,432
Exhibit 5, Supp contracts with life contingencies section, total (net)	39,172
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	29,504

Subtotal	5,248,108
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	20,647,130
Exhibit 3, Supp contracts with life contingencies section, total	5,030
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other contract deposit funds	33

Subtotal	20,652,193

Combined total	$25,900,301

55

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The amount of reserves on life products by withdrawal characteristics is summarized as follows:

	December 31 2019
	General Account			Separate Account - Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$416	$879	$1,932	$—	$—	$—
Universal Life	601,932	558,768	626,439	—	—	—
Universal Life with Secondary Guarantees	42,675	44,427	115,118	—	—	—
Indexed Universal Life with Secondary guarantees	284,726	205,484	265,375	—	—	—
Other Permanent Cash Value Life	25,460	64,803	81,816	—	—	—
insurance
Variable Universal Life	20,066	19,320	62,774	126,374	124,008	270,165
Not Subject to discretionary withdrawal or no cash values
Term Policies without Cash Value	—	—	255,648	—	—	—
Accidental Death Benefits	—	—	697	—	—	—
Disability—Active Lives	—	—	1,414	—	—	—
Disability—Disabled Lives	—	—	3,377	—	—	—
Miscellaneous Reserves	—	—	92,678	—	—	—

Total (gross)	975,275	893,681	1,507,268	126,374	124,008	270,165
Reinsurance Ceded	163,531	163,531	199,727	—	—	—

Total (net)	$811,744	$730,150	$1,307,541	$126,374	$124,008	$270,165

Amount
Reconciliation to the Annual Statement:
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$1,209,682
Exhibit 5, Accidental death benefits section total (net)	697
Exhibit 5, Disability—active lives section, total (net)	1,370
Exhibit 5, Disability—disabled lives section, total (net)	3,114
Exhibit 5, Miscellaneous reserves section, total (net)	105,598

Subtotal	1,320,461
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	270,165

Subtotal	270,165

Combined total	$1,590,626

56

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31 2018
	General Account			Separate Account - Guaranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$506	$1,265	$—	$—	$—
Universal Life	587,001	542,521	601,476	—	—	—
Universal Life with Secondary Guarantees	45,671	45,191	114,460	—	—	—
Indexed Universal Life with Secondary guarantees	239,279	164,683	217,485	—	—	—
Other Permanent Cash Value Life insurance	23,478	65,125	84,040	—	—	—
Variable Universal Life	19,197	18,290	66,095	103,915	100,823	229,388
Not Subject to discretionary withdrawal or no cash values
Term Policies without Cash Value	—	—	239,716	—	—	—
Accidental Death Benefits	—	—	764	—	—	—
Disability—Active Lives	—	—	1,273	—	—	—
Disability—Disabled Lives	—	—	3,371	—	—	—
Miscellaneous Reserves	—	—	61,939	—	—	—

Total (gross)	914,626	836,316	1,391,884	103,915	100,823	229,388
Reinsurance Ceded	160,123	160,123	196,448	—	—	—

Total (net)	$754,503	$676,193	$1,195,436	$103,915	$100,823	$229,388

Amount
Reconciliation to the Annual Statement:
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$1,128,443
Exhibit 5, Accidental death benefits section total (net)	764
Exhibit 5, Disability—active lives section, total (net)	1,230
Exhibit 5, Disability—disabled lives section, total (net)	3,106
Exhibit 5, Miscellaneous reserves section, total (net)	80,197

Subtotal	1,213,740
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	229,388

Subtotal	229,388

Combined total	$1,443,128

57

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Separate Accounts

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2019, 2018 and 2017 is as follows:

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2019	$419,863	$3,964,987	$4,384,850

Reserves for separate acccounts as of December 31, 2019 with assets at:
Fair Value	$—	$21,767,934	$21,767,934
Amortized Cost	1,560,936	—	1,560,936

Total as of December 31, 2019	$1,560,936	$21,767,934	$23,328,870

Reserves for separate accounts by withdrawal characteristics as of December 31, 2019:
With MV adjustment	$49,689	$—	$49,689
At book value without fair value adjustment and with current surrender charge of 5% or more
At fair value	346,312	20,647,131	20,993,443
At book value without fair value adjustment and with current surrender charge of less than 5%	66,718	—	66,718

Subtotal	462,719	20,647,131	21,109,850
Not subject to discretionary withdrawal	1,098,217	1,120,803	2,219,020

Total separate account reserves at December 31, 2019	$1,560,936	21,767,934	$23,328,870

58

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2018	$811,589	$3,513,409	$4,324,998

Reserves for separate acccounts as of December 31, 2018 with assets at:
Fair value	$—	$18,313,645	$18,313,645
Amortized cost	2,567,630	—	2,567,630

Total as of December 31, 2018	$2,567,630	$18,313,645	$20,881,275

Reserves for separate accounts by withdrawal characteristics as of December 31, 2018:
With MV adjustment	$76,009	$—	$76,009
At book value without fair value adjustment and with current surrender charge of 5% or more	31,986	—	31,986
At fair value	380,808	17,194,315	17,575,123
At book value without fair value adjustment and with current surrender charge of less than 5%	44,431	—	44,431

Subtotal	533,234	17,194,315	17,727,549
Not subject to discretionary withdrawal	2,034,396	1,119,330	3,153,726

Total separate account reserves at December 31, 2018	$2,567,630	$18,313,645	$20,881,275

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2017	$1,110,527	$3,207,407	$4,317,934

Reserves for separate acccounts as of December 31, 2017 with assets at:
Fair value	$—	$20,362,611	$20,362,611
Amortized cost	4,716,009	—	4,716,009

Total as of December 31, 2017	$4,716,009	$20,362,611	$25,078,620

Reserves for separate accounts by withdrawal characteristics as of December 31, 2017:
With MV adjustment	$80,616	$—	$80,616
At book value without fair value adjustment and with current surrender charge of 5% or more	33,559	—	33,559
At fair value	366,460	19,160,356	19,526,816
At book value without fair value adjustment and with current surrender charge of less than 5%	46,613	—	46,613

Subtotal	527,248	19,160,356	19,687,604
Not subject to discretionary withdrawal	4,188,761	1,202,255	5,391,016

Total separate account reserves at December 31, 2017	$4,716,009	$20,362,611	$25,078,620

59

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2019	2018	2017
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$4,584,792	$4,533,285	$4,478,824
Transfers from separate accounts	(5,789,391)	(7,439,380)	(4,912,589)

Net transfers to separate accounts	(1,204,599)	(2,906,095)	(433,765)
Miscellaneous reconciling adjustments	3,689	14,160	9,916

Net transfers as reported in the summary of operations of the life, accident and health annual statement	$(1,200,910)	$(2,891,935)	$(423,849)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. The separate account assets legally insulated from general account claims at December 31, 2019 and 2018 are attributed to the following products:

	2019	2018

Variable life	$147,403	$234,854
Variable universal life	126,374	—
Variable annuities	5,167,668	4,486,780
Group annuities	13,336,993	10,821,405
Registered market value separate accounts	755,366	669,531
Non-registered market value separate accounts	900,551	778,969
Par annuities	1,442,972	1,440,469
Registered market value annuity product—SPL	2,499	2,032
Book value separate accounts	1,620,081	2,609,935

Total separate account assets	$23,499,907	$21,043,975

At December 31, 2019 and 2018, the Company held separate account assets not legally insulated from the general account in the amount of $24,081 and $25,895, respectively, related to variable annuity products.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $50,669, $50,888, $48,314, $46,668, and $42,677 to the general account in 2019, 2018, 2017, 2016, and 2015, respectively. During the years ended December 31, 2019, 2018, 2017, 2016, and 2015 the general account of the Company had paid $827, $615, $1,009, $1,627, and $1,671 respectively, toward separate account guarantees.

60

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2019 and 2018, the Company reported guaranteed separate account assets at amortized cost in the amount of $1,620,081 and $2,609,935, respectively, based upon the prescribed practice granted by the State of New York as described in Note 2. These assets had a fair value of $1,633,649 and $2,558,199 at December 31, 2019 and 2018, respectively, which would have resulted in an unrealized gain/(loss) of $13,568 and ($51,735), respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

8. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2019	2018	2017
Direct premiums	$5,332,515	$5,218,708	$5,079,996
Reinsurance assumed—non affiliates	362,489	446,450	520,633
Reinsurance assumed—affiliates	17	18	34
Reinsurance ceded—non affiliates	(243,336)	(300,323)	(668,328)
Reinsurance ceded—affiliates	(145,732)	(162,384)	(198,406)

Net premiums earned	$5,305,953	$5,202,469	$4,733,929

61

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company received reinsurance recoveries in the amounts of $418,025, $390,435 and $491,641 during 2019, 2018 and 2017, respectively. At December 31, 2019 and 2018, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $185,454 and $209,583, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2019 and 2018 of $3,088,694 and $4,117,520, respectively, of which $1,767,518 and $1,830,363 were ceded to affiliates.

Effective June 29, 2018, the Company and Wilton Re U. S. Holdings, Inc. (Wilton Re) entered into an agreement as to the “Final Net Settlement Statements and Other Matters” (NSS) associated with the reinsurance agreement between the two companies that was effective April 1, 2017. This agreement related to the reinsurance of the payout annuity and Bank Owned Life Insurance/ Corporate Owned Life Insurance business (BOLI/COLI) to Wilton Re. As a result of the mutual concessions between the parties, the Company paid Wilton Re $599. In addition, the Company released a reinsurance receivable in the amount of $23 related to the initial proposed NSS used for closing. The net pretax impact to capital and surplus of these adjustments was $576.

On June 28, 2017, Transamerica completed a transaction to reinsure its payout annuity business and BOLI/COLI. Under the terms of the Master Agreement, the Company entered into a 90% coinsurance reinsurance agreement with Wilton Reassurance Company, with an effective date of April 1, 2017. The Company transferred assets in the amount of $386,087 which included a ceding commission of $26,368, and released policy and deposit- type reserves of $315,651. As a part of the transaction, the Company realized net gains on the assets that were transferred of $39,030. The IMR deferral of the transaction was $25,813. The IMR liability was simultaneously released along with historical deferrals associated with the blocks of business in the amount of $29,374, resulting in a pretax loss of $27,845, which has been included in the statements of operations.

During 2019, 2018 and 2017, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $346,651 ($225,323 after tax), $31,034 ($20,172 after tax) and $109,532 ($71,196 after tax), respectively.

62

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Income Taxes

The net deferred income tax asset at December 31, 2019 and 2018 and the change from the prior year are comprised of the following components:

	December 31, 2019
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$96,746	$9,833	$106,579
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	96,746	9,833	106,579
Deferred Tax Assets Nonadmitted	45,104	—	45,104

Subtotal (Net Deferred Tax Assets)	51,642	9,833	61,475
Deferred Tax Liabilities	20,380	13,045	33,425

Net Admitted Deferred Tax Assets	$31,262	$(3,212)	$28,050

	December 31, 2018
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$81,661	$10,046	$91,707
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	81,661	10,046	91,707
Deferred Tax Assets Nonadmitted	30,871	—	30,871

Subtotal (Net Deferred Tax Assets)	50,790	10,046	60,836
Deferred Tax Liabilities	24,060	9,421	33,481

Net Admitted Deferred Tax Assets	$26,730	$625	$27,355

	Change
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$15,085	$(213)	$14,872
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	15,085	(213)	14,872
Deferred Tax Assets Nonadmitted	14,233	—	14,233

Subtotal (Net Deferred Tax Assets)	852	(213)	639
Deferred Tax Liabilities	(3,680)	3,624	(56)

Net Admitted Deferred Tax Assets	$4,532	$(3,837)	$695

63

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2019	2018	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$69,535	$56,673	$12,862
Investments	1,065	1,355	(290)
Deferred acquisition costs	21,330	18,825	2,505
Compensation and benefits accrual	693	832	(139)
Receivables—nonadmitted	1,247	1,199	48
Other (including items <5% of total ordinary tax assets)	2,876	2,777	99

Subtotal	96,746	81,661	15,085
Nonadmitted	45,104	30,871	14,233

Admitted ordinary deferred tax assets	51,642	50,790	852
Capital:
Investments	9,833	10,046	(213)

Admitted deferred tax assets	$61,475	$60,836	$639

Deferred Tax Liabilities:
Ordinary
Investments	$556	$432	$124
Policyholder reserves	15,942	19,305	(3,363)
Capitalized Ceding Commissions	3,621	4,323	(702)
Other	261	—	261

Subtotal	20,380	24,060	(3,680)
Capital
Investments	13,045	9,421	3,624

Deferred tax liabilities	33,425	33,481	(56)

Net deferred tax assets/liabilities	$28,050	$27,355	$695

As a result of the 2017 Tax Cuts and Jobs Act (TCJA), the Company’s tax reserve deductible temporary difference increased by $ 18,403. This change results in an offsetting ($18,403) taxable temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

64

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As discussed in Note 2, for the years ended December 31, 2019 and 2018 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2019
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$4,471	$4,471
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	23,579	—	23,579
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	23,579	—	23,579
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	148,488
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	28,063	5,362	33,425

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$51,642	$9,833	$61,475

	December 31, 2018
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$4,122	$4,122
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	23,234	—	23,234
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	23,234	—	23,234
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	159,473
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	27,556	5,924	33,480

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$50,790	$10,046	$60,836

65

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

		Ordinary	Change Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$349	$349
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	345	—	345
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	345	—	345
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(10,985)
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	507	(562)	(55)

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$852	$(213)	$639

	December 31
	2019	2018	Change
Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	1093%	1191%	-98%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 Above	$996,450	$1,063,153	$(66,703)

66

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The impact of tax planning strategies at December 31, 2019 and 2018 was as follows:

	December 31, 2019
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	33%	0%	28%

	December 31, 2018
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	17%	32%	19%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2019	2018	Change

Current Income Tax
Federal	$21,455	$11,019	$10,436

Subtotal	21,455	11,019	10,436
Federal income tax on net capital gains	1,772	(7,004)	8,776

Federal and foreign income taxes incurred	$23,227	$4,015	$19,212

	Year Ended December 31
	2018	2017	Change

Current Income Tax
Federal	$11,019	$26,972	$(15,953)

Subtotal	11,019	26,972	(15,953)
Federal income tax on net capital gains	(7,004)	13,315	(20,319)

Federal and foreign income taxes incurred	$4,015	$40,287	$(36,272)

67

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2019	2018	2017
Current income taxes incurred	$23,227	$4,015	$40,287
Change in deferred income taxes (without tax on unrealized gains and losses)	(18,785)	3,459	32,885

Total income tax reported	$4,442	$7,474	$73,172

Income before taxes	$383,643	$188,983	$227,142
	21.00%	21.00%	35.00%

Expected income tax expense (benefit) at statutory rate	$80,565	$39,686	$79,500

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$(522)	$(475)	$(592)
Dividends received deduction	(2,556)	(4,789)	(7,859)
Tax-exempt income	—	—	(151)
Nondeductible expenses	869	388	227
Pre-tax items reported net of tax	(49,246)	(8,842)	(42,452)
Tax credits	(27,744)	(18,371)	(9,455)
Prior period tax return adjustment	8,236	(5,985)	373
Change in tax rates	—	—	39,281
Change in uncertain tax positions	—	472	595
Deferred tax change on other items in surplus	(5,173)	5,377	12,211
Other	13	13	1,494

Total income tax reported	$4,442	$7,474	$73,172

On December 22, 2017, the TCJA reduced the federal tax rate to 21%. As a result, the Company reduced its net deferred tax asset balance by $39,281, excluding $1,470 of net deferred tax asset reduction on unrealized gains/(losses) in the 2017 financial statements.

The effects of the U.S. tax reform were reflected in the 2017 financial statements as determined or as reasonably estimated provisional amounts based on available information subject to interpretation in accordance with the SEC’s Staff Accounting Bulletin No. 118 (SAB 118), as adopted by NAIC SAPWG INT 18-01. SAB 118 provides guidance on accounting for the effects of U.S. tax reform where the Company’s determinations are incomplete but the Company can determine a reasonable estimate. The TCJA related disclosures and figures in the 2018 financials represent final impacts with no estimated figures remaining.

The Company’s federal income tax return is consolidated with other included affiliated companies. Please see the listing of companies in Appendix A.

68

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2019.

Incurred income taxes available for recoupment in the event of future losses:

Total

2017	$12,614
2018	$—
2019	$2,346

The total amount of the unrecognized tax benefits that if recognized, would affect the effective income tax rate:

Unrecognized Tax Benefits
Balance at January 1, 2018	$1,745
Tax positions taken during prior period	472
Tax positions taken during current period	—
Settlements with taxing authorities	—
Lapse of applicable statute of limitations	—

Balance at December 31, 2018	$2,217
Tax positions taken during prior period	—
Tax positions taken during current period	—
Settlements with taxing authorities	—
Lapse of applicable statute of limitations	—

Balance at December 31, 2019	$2,217

The Company has no federal income tax returns currently under examination. The Internal Revenue Service completed its examination for years 2009 through 2013 resulting in tax return adjustments for which an appeals conference was requested. Federal income tax returns filed in 2014 through 2018 remain open, subject to potential future examination. The Company believes there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

69

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest expense/(benefit) related to income taxes:

	Interest	Penalties	Total payable(receivable)

Balance at January 1, 2017	$241	$—	$241
Interest expense (benefit)	433	—	433

Balance at December 31, 2017	$674	$—	$674
Interest expense (benefit)	(227)	—	(227)

Balance at December 31, 2018	$447	$—	$447
Interest expense (benefit)	(1,633)	—	(1,633)

Balance at December 31, 2019	$(1,186)	$—	$(1,186)

10. Capital and Surplus

The Company has 24,000 common shares authorized, 16,321 shares issued and outstanding. Par value is $125.

On December 31, 2018, the Company had 17,142 common shares issued and outstanding. On December 20, 2019 the Company repurchased 821 shares of ordinary common stock at par for $103 plus additional contributed capital in the amount of $99,879 for a total of $99,982 paid to its shareholder, TLIC. These shares were subsequently cancelled.

Prior to the redemption in 2018, the Company had 45,981 shares of 6% non-voting, cumulative preferred stock outstanding with a par value of $10. On December 13, 2018, the Company redeemed 45,981 shares of preferred stock at par for $460 plus additional contributed capital in the amount of $56,381 for a total of $56,841, paid to its shareholders; TA Corp received $49,679 and TLIC received $7,162. At December 31, 2018, TA Corp owned 0 shares and TLIC owned 0 shares.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31 (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year, not to exceed earned surplus as of the preceding December 31. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2020, without prior approval of insurance regulatory authorities, is $246,724.

On June 21, 2019, the Company paid its parent companies, TLIC and TA Corp, ordinary common stock dividends of $9,075 and $65,925, respectively.

On December 13, 2018 the Company paid its Parent companies, TLIC and TA Corp, preferred stock dividends of $430 and $2,981, respectively. On June 29, 2018 the Company paid ordinary common stock dividends of $12,105 to TLIC and $87,895 to TA Corp.

70

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2019, the Company meets the minimum RBC requirements.

The Company held special surplus funds in the amount of $12,928 and $10,781, as of December 31, 2019 and 2018, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

11. Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2019 and 2018, respectively, securities with a fair value of $298,697 and $308,907 were on loan under securities lending agreements. At December 31, 2019 and 2018, the collateral the Company received from securities lending was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $311,367 and $319,971 at December 31, 2019 and 2018, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2019	2018
Open	$311,367	$319,246

Total	311,367	319,246
Securities received	—	—

Total collateral received	$311,367	$319,246

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

71

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The maturity dates of the reinvested securities lending collateral are as follows:

	2019		2018
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$33,002	$33,002	$26,000	$26,001
30 days or less	96,454	96,454	96,925	96,925
31 to 60 days	83,998	83,998	69,374	69,374
61 to 90 days	37,388	37,388	32,836	32,836
91 to 120 days	16,488	16,488	46,560	46,560
121 to 180 days	21,933	21,933	40,177	40,177
1 to 2 years	—	—	874	874
2 to 3 years	5,270	5,270	2,039	2,039
Greater than 3 years	16,834	16,834	5,186	5,185

Total	311,367	311,367	319,971	319,971
Securities received	—	—	—	—

Total collateral reinvested	$311,367	$311,367	$319,971	$319,971

Collateral for securities lending transactions that extend beyond one year from the report date are as follows:

Description of collateral	2019	2018
ABS AUTOS	$22,104	$2,913
ABS CREDIT CARDS	—	5,186

Total collateral extending beyond one year of the reporting date	$22,104	$8,099

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $311,631 (fair value of $311,367) that are currently tradable securities that could be sold and used to pay for the $311,367 in collateral calls that could come due under a worst-case scenario.

72

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

12. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will match an amount up to three percent of the participant’s eligible earnings. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA). Benefits expense of $739, $762, and $703 was allocated to the Company for the years ended December 31, 2019, 2018 and 2017, respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula. The plan is subject to the reporting and disclosure requirements of ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Service Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $1,528, $1,490 and $1,554 for the years ended December 31, 2019, 2018 and 2017, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses was $324, $320 and $374 for the years ended December 31, 2019, 2018 and 2017, respectively.

73

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2019, 2018 and 2017 was insignificant.

13. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between TA Corp and the Company, TA Corp will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by TA Corp as needed.

The Company is party to a service agreement with TLIC, in which the Company receives services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered. The Company is party to a Management and Administrative and Advisory agreement with Aegon USA Realty Advisors, LLC (Advisor) whereby Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. Aegon USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The amount received by the Company as a result of being a party to these agreements was $40,987, $44,781 and $62,077, during 2019, 2018 and 2017, respectively. The amount paid as a result of being party to these agreements was $66,374, $96,867 and $104,502 during 2019, 2018 and 2017, respectively. Fees charged between affiliates approximate their cost.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the Transamerica Series Trust. The Company received $9,453, $9,820 and $10,367 for these services during 2019, 2018 and 2017, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $4,249, $4,169 and $3,484 for the years ended December 31, 2019, 2018 and 2017, respectively.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2019, 2018 and 2017, the Company paid (received) net interest of $36, $156 and $60, respectively, to (from) affiliates. At December 31, 2019 and 2018, the Company reported a net amount of $3,285 and $2,645 receivable from affiliates, respectively. Terms of settlement require that these amounts are settled within 90 days.

74

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

In accordance with SSAP No. 25, Affiliates and Other Related Parties, the Company reports short-term intercompany notes receivable as short-term investments. At December 31, 2019, the Company had no short-term intercompany notes receivable.

At December 31, 2018, the Company had short-term intercompany notes receivable of $50,000.

Receivable from	Amount	Due By	Interest Rate
Transamerica Corporation	50,000	8/16/2019	1.97%

The Company utilizes the look-through approach in valuing its investment in the following entities.

Real Estate Alternatives Portfolio 2, LLC	$1,812
Real Estate Alternatives Portfolio 4 HR, LLC	5,943
Real Estate Alternatives Portfolio 4 MR, LLC	380
Aegon Multi-Family Equity Fund, LLC	17,656
Aegon Workforce Housing Fund 2, L.P.	48,821
Aegon Workforce Housing Fund 3, L.P.	2,079
Natural Resources Alternatives Portfolio I, LLC	10,637
Natural Resources Alternatives Portfolio 3, LLC	22,756
Zero Beta Fund, LLC	141,412

$251,496

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

75

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables show the disclosures for all SCA investments, except 8bi entities, balance sheet value (admitted and nonadmitted) and the NAIC Responses for the SCA filings (except 8bi entities) as of December 31, 2019 and 2018:

December 31, 2019

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
	—%	$—	$—	$—
	—	—	—	—
	—	—	—	—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
	—%	$—	$—	$—
	—	—	—	—
	—	—	—	—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	9%	$2,273	$2,273	$—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$2,273	$2,273	$—

SSAP No. 97 8b(iv) Entities
	—%	$—	$—	$—
	—	—	—	—
	—	—	—	—

Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$2,273	$2,273	$—

Aggregate Total	XXX	$2,273	$2,273	$—

December 31, 2018

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
	—%	$—	$—	$—
	—	—	—	—
	—	—	—	—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
	—%	$—	$—	$—
	—	—	—	—
	—	—	—	—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	9%	$3,932	$3,932	$—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$3,932	$3,932	$—

SSAP No. 97 8b(iv) Entities
	—%	$—	$—	$—
	—	—	—	—
	—	—	—	—

Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$3,932	$3,932	$—

Aggregate Total	XXX	$3,932	$3,932	$—

76

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2019

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
			$—	—	—	—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
			$—	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	10/31/2019	$3,672	Y	N	I
			$—	—	—	—

Total SSAP No. 97 8b(iii) Entities	—	—	3,672	—	—	—

SSAP No. 97 8b(iv) Entities
			$—	—	—	—

Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entiti	—	—	$3,672	—	—	—

Aggregate Total	—	—	$3,672	—	—	—

*	S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing
**	I – Immaterial or M – Material
(1)	NAIC Valuation Amount is as of the Filing Date to the NAIC

December 31, 2018

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
			$—	—	—	—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
			$—	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	12/21/2018	$2,889	Y	N	I
			—	—	—	—

Total SSAP No. 97 8b(iii) Entities	—	—	$2,889	—	—	—

SSAP No. 97 8b(iv) Entities
			$—	—	—	—

Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entiti	—	—	$2,889	—	—	—

Aggregate Total	—	—	$2,889	—	—	—

*	S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing
**	I – Immaterial or M – Material
(1)	NAIC Valuation Amount is as of the Filing Date to the NAIC

Information regarding the Company’s affiliated reinsurance transactions is available in Note 8. Reinsurance.

77

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

14. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operations. Information regarding these entities is as follows:

Name and Address of MGA/TPA	FEIN#	Exclusive Contract	Type of Business Written	Type of Authority Granted	Total Direct Premiums
The Vanguard Group, Inc.	23-1945930	No	Deferred and Income	C, B, P, U	$52,354
100 Vanguard Blvd			Annuities
Malvern, PA 19355

C  -    Claims Payment

B  -    Binding Authority

P  -    Premium Collection

U  -    Underwriting

For years ended December 31, 2019, 2018 and 2017, the Company had $52,354, $60,163 and $50,268, respectively, of direct premiums written by The Vanguard Group, Inc.

15. Commitments and Contingencies

At December 31, 2019 and 2018, the Company has mortgage loan commitments of $68,611 and $33,752, respectively.

The Company has contingent commitments of $142,812 and $169,294, at December 31, 2019 and 2018, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $104,437 and $149,810, respectively.

Private placement commitments outstanding as of December 31, 2019 and 2018 were $14,610 and $22,936, respectively.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2019 and 2018, respectively, was $8,718 and $0.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s balance sheet. The amount of cash collateral received as of December 31, 2019 and 2018, respectively, was $60,038 and $61,144.

At December 31, 2019 and 2018, securities in the amount of $0 and $2,387, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s balance sheet as the Company does not have the ability to sell or repledge the collateral.

The Company is a member of the FHLB of New York. Through its membership, the Company establishes the option to access funds through secured borrowing arrangements with the FHLB. The Company is not in an active borrowing position; therefore, collateral pledged and borrowings are not applicable for this Company.

78

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2019 and 2018, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2019	2018

Activity Stock	$2,554	$1,115

Total	$2,554	$1,115

The Company is party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $66 and $77, and an offsetting premium tax benefit of $50 and $60 at December 31, 2019 and 2018, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $4,700 , $254 and $3,412 for the years ended December 31, 2019, 2018 and 2017, respectively.

79

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

16. Sales, Transfer and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which residential mortgage backed securities are delivered to the counterparty once adequate collateral has been received. As of December 31, 2019 and 2018, the Company had dollar repurchase agreements outstanding in the amount $66,348 and $0, which is included in borrowed money on the balance sheets. Those amounts included accrued interest of $172 and $0 at December 31, 2019 and 2018, respectively. At December 31, 2019, securities with a book value of $66,227 and a fair value of $66,360 were subject to dollar repurchase agreements. These securities have maturity dates that range from December 1, 2048 to September 1, 2049. At December 31, 2018, securities with a book value of $0 and a fair value of $0 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value
	2019	2018
Open	$66,176	$—

Total	66,176	—
Securities received	—	$—

Total collateral received	$66,176	—

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. During 2019 and 2018 there were no securities sold and reacquired within 30 days of the sale date.

80

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

17. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the NYDFS in the 2019 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

	December 31
	2019	2018
Balance Sheets
Total assets as reported in the Company’s Annual Statement	$31,907,545	$29,480,572
Securities lending reinvested collateral assets	—	11,000

Total assets as reported in the accompanying audited statutory basis balance sheet	$31,907,545	$29,491,572

Total liabilities as reported in the Company’s Annual Statement	$30,889,577	$28,390,062
Decrease in policy and contract claim reserves	(8,268)	—
Increase in other liabilities	1,736	—
Payable for collateral under securities loaned and other transactions	—	11,000

Total liabilities as reported in the accompanying audited statutory basis balance sheet	$30,883,045	$28,401,062

Total capital and surplus as reported in the Company’s Annual Statement	$1,017,968	$1,090,510
Increase in net income	6,532	—

Total capital and surplus as reported in the accompanying audited statutory basis balance sheet	$1,024,500	$1,090,510

Statements of Operations
Statutory net income as reported in the Company’s Annual Statement	$351,150	$200,439
Decrease in premiums and other considerations	(406,853)	(551,350)
Decrease in net investment income	—	(3,400)
Increase (decrease) in fee revenue and other income	(1,150)	10,700
Decrease in surrender benefits	360,117	578,919
Increase in net transfers to (from) separate accounts	47,886	(33,369)
Decrease in death benefits	8,268	—
Increase in federal income tax expense	(1,736)	(1,029)
Increase in net realized capital gains (losses), after tax and amounts	—	1,200
transferred to interest maintenance reserve

Total net income as reported in the accompanying audited statutory basis statement of operations	$357,682	$202,110

Statement of Changes in Capital and Surplus
Capital and surplus	$1,017,968	$1,090,510
Increase in net income	6,532	1,671
Decrease in other changes—net	—	(1,671)

Total capital and surplus as reported in the accompanying audited statutory basis statements of changes in capital and surplus	1,024,500	1,090,510

The reconciling differences to the Annual Statement are driven by Management’s decision to revise prior year amounts. Please refer to Revision to Prior Years in Note 3 for further details. Management also decided to record a current year adjustment identified after annual statement reporting.

81

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

18. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). The Company has not identified any Type I subsequent events for the year ended December 31, 2019 through April 27, 2020.

Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). Since January 2020, the Coronavirus disease (COVID-19) outbreak is causing disruption to business, markets, and industry. The Company is continuously monitoring the market, and the economic factors that impact the Company, to proactively manage the associated risks. At this point, management believes that the most significant risks the Company faces are related to financial markets (particularly credit, equity, and interest rates risks), and underwriting risks (particularly related to mortality, morbidity and policyholder behavior). As of the audit report release date, the Company continues to monitor and evaluate the impacts of the COVID -19 crisis on the Company’s 2020 results through the use of sensitivities and stress testing. While it is too early to provide long -term impacts, if any, management has determined the Company remains strongly capitalized with RBC remaining within target limits set by the capital management policy.

82

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2019

Entity Name	FEIN
Transamerica Corporation	42-1484983
Aegon Asset Management Services Inc	39-1884868
Aegon Direct Marketing Services Inc	42-1470697
Aegon Financial Services Group Inc	41-1479568
Aegon Institutional Markets Inc	61-1085329
Aegon Management Company	35-1113520
Aegon USA Real Estate Services Inc	61-1098396
Aegon USA Realty Advisors of CA	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Intersecurities Ins Agency	42-1517005
LIICA RE II	20-5927773
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Stonebridge Benefit Services Inc	75-2548428
Stonebridge Reinsurance Company	61-1497252
TCF Asset Management Corp	84-0642550

83

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2019

Entity Name	FEIN
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Riverwood Reinsurance Inc	45-3193055
TLIC Watertree Reinsurance, Inc.	81-3715574
Tranasmerica Advisors Life Insurance Company	91-1325756
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Agency Network Inc	61-1513662
Transamerica Asset Management	59-3403585
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Consumer Finance Holding Company	95-4631538
Transamerica Corporation (OREGON)	98-6021219
Transamerica Distribution Finance Overseas Inc	36-4254366
Transamerica Finance Corporation	95-1077235
Transamerica Financial Advisors	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Investors Securities Corp	13-3696753
Transamerica Leasing Holdings Inc	13-3452993
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc	52-1525601
Transamerica Small Business Capital Inc	36-4251204
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790

84

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2019

Entity Name	FEIN
United Financial Services Inc	52-1263786
WFG China Holdings Inc	20-2541057
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

85

Statutory-Basis

Financial Statement Schedule

86

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2019

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$462,692	$598,203	$476,086
States, municipalities and political subdivisions	92,649	96,826	92,649
Foreign governments	85,432	96,049	85,431
Hybrid securities	107,707	107,077	107,707
All other corporate bonds	4,572,019	4,929,354	4,570,885
Preferred stocks	4,552	4,759	4,552

Total fixed maturities	5,325,051	5,832,268	5,337,310
Equity securities
Common stocks:
Industrial, miscellaneous and all other	3,759	3,763	3,763

Total equity securities	3,759	3,763	3,763
Mortgage loans on real estate	1,546,510		1,546,510
Policy loans	130,787		130,787
Other long-term investments	35,548		35,548
Securities lending	311,367		311,367
Cash, cash equivalents and short-term investments	439,852		439,852

Total investments	$7,792,874		$7,805,137

(1)	Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.
(2)

United States government, state, municipal and political, hybrid and corporate bonds of $3,504 are held at fair value rather than amortized cost due to having an NAIC 6 rating. No preferred stock securities are held at fair value of $0 due to having an NAIC 6 rating.

87

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Unearned Expenses	Premiums Liabilities	Policy and Contract	Premium Revenue		Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2019
Individual life	$1,245,762	$—	$14,317	$171,165		$61,536	$70,837	$65,344
Individual health	114,044	3,759	6,519	41,249		4,828	12,282	18,861
Group life and health	216,267	2,315	7,947	67,347		11,062	33,566	24,159
Annuity	4,911,215	—	466	5,026,192		266,911	6,651,392	(1,054,826)

	$6,487,288	$6,074	$29,249	$5,305,953		$344,337	$6,768,077	$(946,462)

Year ended December 31, 2018
Individual life	$1,144,735	$—	$17,698	$165,615		$47,990	$189,660	$63,239
Individual health	72,413	3,921	12,785	45,825		3,709	12,540	18,262
Group life and health	197,548	2,352	9,745	77,157		8,559	58,907	20,799
Annuity	5,218,604	—	1,009	4,913,872		238,546	8,007,340	(2,740,425)
Other	—	—	—	—		48,431	—	—

	$6,633,300	$6,273	$41,237	$5,202,469		$347,235	$8,268,447	$(2,638,125)

Year ended December 31, 2017
Individual life	$1,045,834	$—	$18,135	$(1,299	) $	47,944	$18,776	$57,492
Individual health	85,754	4,305	10,860	49,067		3,206	72,440	14,485
Group life and health	181,571	2,554	10,627	79,898		8,035	63,981	31,511
Annuity	5,447,545	—	519	4,606,263		259,675	5,231,402	(286,905)
Other	—	—	—	—		52,874	—	—

	$6,760,704	$6,859	$40,141	$4,733,929		$371,734	$5,386,599	$(183,417)

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied

88

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2019
Life insurance in force	$26,128,106	$119,674,715	$117,273,163	$23,726,554	494%

Premiums:
Individual life	$188,457	$374,053	$356,761	$171,165	208%
Individual health	41,256	35	28	41,249	0%
Group life and health	81,121	14,681	907	67,347	1%
Annuity	5,021,681	299	4,810	5,026,192	0%

	$5,332,515	$389,068	$362,506	$5,305,953	7%

Year ended December 31, 2018
Life insurance in force	$25,896,718	$142,547,888	$139,964,032	$23,312,862	600%

Premiums:
Individual life	$182,304	$456,379	$439,690	$165,615	265%
Individual health	45,880	90	35	45,825	0%
Group life and health	81,286	5,253	1,124	77,157	1%
Annuity	4,909,238	985	5,619	4,913,872	0%

	$5,218,708	$462,707	$446,468	$5,202,469	8%

Year ended December 31, 2017
Life insurance in force	$25,419,746	$154,374,478	$151,926,555	$22,971,822	661%

Premiums:
Individual life	$179,651	$694,892	$513,942	$(1,299)	-39579%
Individual health	49,240	193	20	49,067	0%
Group life and health	81,890	3,073	1,081	79,898	1%
Annuity	4,769,215	168,576	5,624	4,606,263	0%

	$5,079,996	$866,734	$520,667	$4,733,929	10%

89

FINANCIAL STATEMENTS

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Years Ended December 31, 2019 and 2018

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Financial Statements

Years Ended December 31, 2019 and 2018

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Financial Life Insurance Company and the Contract Owners of Separate Account VA BNY

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Separate Account VA BNY indicated in the table below as of December 31, 2019, and the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Separate Account VA BNY as of December 31, 2019, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB Balanced Wealth Strategy Class B Shares (1)	TA JPMorgan Asset Allocation - Conservative Service Class (1)
AB Growth and Income Class B Shares (1)	TA JPMorgan Asset Allocation - Growth Initial Class (1)
AB Large Cap Growth Class B Shares (1)	TA JPMorgan Asset Allocation - Growth Service Class (1)
American Funds - Asset Allocation Class 2 Shares (1)	TA JPMorgan Asset Allocation - Moderate Initial Class (1)
American Funds - Bond Class 2 Shares (1)	TA JPMorgan Asset Allocation - Moderate Service Class (1)
American Funds - Growth Class 2 Shares (1)	TA JPMorgan Asset Allocation - Moderate Growth Initial Class (1)
American Funds - Growth-Income Class 2 Shares (1)	TA JPMorgan Asset Allocation - Moderate Growth Service Class (1)
American Funds - International Class 2 Shares (1)	TA JPMorgan Core Bond Service Class (1)
DFA VA Equity Allocation (3)	TA JPMorgan Enhanced Index Initial Class (1)
DFA VA Global Bond (3)	TA JPMorgan Enhanced Index Service Class (1)
DFA VA Global Moderate Allocation (3)	TA JPMorgan International Moderate Growth Service Class (1)
DFA VA International Small (3)	TA JPMorgan Mid Cap Value Service Class (1)
DFA VA International Value (3)	TA JPMorgan Tactical Allocation Service Class (1)
DFA VA Short-Term Fixed (3)	TA Legg Mason Dynamic Allocation - Balanced Service Class (1)
DFA VA U.S. Large Value (3)	TA Legg Mason Dynamic Allocation - Growth Service Class (1)
DFA VA U.S. Targeted Value (3)	TA Levin Large Cap Value Service Class (2)
Fidelity® VIP Balanced Service Class 2 (1)	TA Madison Diversified Income Service Class (1)
Fidelity® VIP Contrafund® Initial Class (1)	TA Managed Risk - Balanced ETF Service Class (1)
Fidelity® VIP Contrafund® Service Class 2 (1)	TA Managed Risk - Conservative ETF Service Class (1)
Fidelity® VIP Equity-Income Service Class 2 (1)	TA Managed Risk - Growth ETF Service Class (1)
Fidelity® VIP Growth Service Class 2 (1)	TA Market Participation Strategy Service Class (1)
Fidelity® VIP Growth Opportunities Service Class 2 (1)	TA Morgan Stanley Capital Growth Initial Class (1)
Fidelity® VIP Mid Cap Initial Class (1)	TA Morgan Stanley Capital Growth Service Class (1)
Fidelity® VIP Mid Cap Service Class 2 (1)	TA Multi-Managed Balanced Initial Class (1)
Fidelity® VIP Value Strategies Initial Class (1)	TA Multi-Managed Balanced Service Class (1)
Fidelity® VIP Value Strategies Service Class 2 (1)	TA Multi-Manager Alternative Strategies Service Class (1)
Franklin Allocation Class 4 Shares (1)	TA PIMCO Tactical - Balanced Service Class (1)
Franklin Income Class 2 Shares (1)	TA PIMCO Tactical - Conservative Service Class (1)
Franklin Mutual Shares Class 2 Shares (1)	TA PIMCO Tactical - Growth Service Class (1)
Franklin Templeton Foreign Class 2 Shares (1)	TA PIMCO Total Return Initial Class (1)
Invesco V.I. American Franchise Series II Shares (1)	TA PIMCO Total Return Service Class (1)
Janus Henderson - Enterprise Service Shares (1)	TA PineBridge Inflation Opportunities Service Class (1)
Janus Henderson - Global Research Service Shares (1)	TA ProFunds UltraBear Service Class (OAM) (1)
Janus Henderson - Mid Cap Value Service Shares (1)	TA QS Investors Active Asset Allocation - Conservative Service Class (1)
JPMorgan Insurance Trust Core Bond Class 1 Shares (1)	TA QS Investors Active Asset Allocation - Moderate Service Class (1)
JPMorgan Insurance Trust Mid Cap Value Class 1 Shares (1)	TA QS Investors Active Asset Allocation - Moderate Growth Service Class (1)
JPMorgan Insurance Trust Small Cap Core Class 1 Shares (1)	TA Small/Mid Cap Value Initial Class (1)
JPMorgan Insurance Trust U.S. Equity Class 1 Shares (1)	TA Small/Mid Cap Value Service Class (1)
MFS® New Discovery Service Class (1)	TA T. Rowe Price Small Cap Initial Class (1)
MFS® Total Return Service Class (1)	TA T. Rowe Price Small Cap Service Class (1)
State Street Total Return V.I.S. Class 3 Shares (1)	TA TS&W International Equity Initial Class (1)
TA 60/40 Allocation Service Class (2)	TA TS&W International Equity Service Class (1)
TA Aegon High Yield Bond Initial Class (1)	TA U.S. Equity Index Service Class (1)
TA Aegon High Yield Bond Service Class (1)	TA WMC US Growth Initial Class (1)
TA Aegon U.S. Government Securities Initial Class (1)	TA WMC US Growth Service Class (1)
TA Aegon U.S. Government Securities Service Class (1)	Vanguard® - Capital Growth (3)
TA American Funds Managed Risk - Balanced Service Class (1)	Vanguard® - Conservative Allocation (3)
TA Barrow Hanley Dividend Focused Initial Class (1)	Vanguard® - Diversified Value (3)
TA Barrow Hanley Dividend Focused Service Class (1)	Vanguard® Balanced (3)
TA BlackRock Global Allocation Service Class (1)	Vanguard® Equity Income (3)
TA BlackRock Global Allocation Managed Risk - Balanced Service Class (1)	Vanguard® Equity Index (1)
TA BlackRock Global Allocation Managed Risk - Growth Service Class (1)	Vanguard® Global Bond Index (3)
TA BlackRock Global Real Estate Securities Initial Class (1)	Vanguard® Growth (3)
TA BlackRock Global Real Estate Securities Service Class (1)	Vanguard® High Yield Bond (3)
TA BlackRock Government Money Market Initial Class (1)	Vanguard® International (1)
TA BlackRock Government Money Market Service Class (1)	Vanguard® Mid-Cap Index (1)
TA BlackRock iShares Edge 100 Service Class (1)	Vanguard® Moderate Allocation (3)
TA BlackRock iShares Edge 40 Initial Class (1)	Vanguard® Money Market (3)
TA BlackRock iShares Edge 40 Service Class (1)	Vanguard® Real Estate Index (1)
TA BlackRock iShares Edge 50 Service Class (1)	Vanguard® Short-Term Investment Grade (1)
TA BlackRock iShares Edge 75 Service Class (1)	Vanguard® Total Bond Market Index (1)
TA BlackRock Tactical Allocation Service Class (1)	Vanguard® Total International Stock Market Index (3)
TA Greystone International Growth Initial Class (1)	Vanguard® Total Stock Market Index (3)
TA Greystone International Growth Service Class (1)	Voya Global Perspectives Class S Shares (1)
TA International Equity Index Service Class (1)	Voya Large Cap Value Class S Shares (1)
TA Janus Balanced Service Class (1)	Voya Strategic Allocation Conservative Class S Shares (1)
TA Janus Mid-Cap Growth Initial Class (1)	Voya Strategic Allocation Moderate Class S Shares (1)
TA Janus Mid-Cap Growth Service Class (1)	Wanger International (1)
TA JPMorgan Asset Allocation - Conservative Initial Class (1)	Wanger USA (1)

(1)	Statements of operations and changes in net assets for the years ended December 31, 2019 and 2018
(2)	Statements of operations and changes in net assets for the year ended December 31, 2019 and the period May 1, 2018 (commencement of operations) through December 31, 2018
(3)	Statements of operations and changes in net assets for the period December 23, 2019 (commencement of operations) through December 31, 2019

Basis for Opinions

These financial statements are the responsibility of the Transamerica Financial Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Separate Account VA BNY based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Separate Account VA BNY in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 17, 2020

We have served as the auditor of one or more of the subaccounts of Separate Account VA BNY since 2014.

1

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Assets and Liabilities

December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
AB Balanced Wealth Strategy Class B Shares	571,782.718	$6,143,008	$5,775,005	$8	$5,775,013	1,415,672	$2.036880	$15.183174
AB Growth and Income Class B Shares	833,622.359	25,080,834	24,808,601	63	24,808,664	4,287,814	2.047969	19.679929
AB Large Cap Growth Class B Shares	6,959.206	305,631	398,623	(5)	398,618	110,099	2.531101	17.177241
American Funds - Asset Allocation Class 2 Shares	2,808,643.407	62,480,510	66,817,627	(43)	66,817,584	10,219,303	2.076358	16.996598
American Funds - Bond Class 2 Shares	1,608,889.692	17,376,735	17,729,964	(67)	17,729,897	4,067,969	1.132557	11.323489
American Funds - Growth Class 2 Shares	904,259.073	66,903,577	72,856,154	7	72,856,161	5,153,853	2.970878	24.274122
American Funds - Growth-Income Class 2 Shares	918,324.284	43,974,465	45,989,680	37	45,989,717	3,578,073	2.626851	21.868044
American Funds - International Class 2 Shares	1,966,461.693	39,039,469	40,863,074	(47)	40,863,027	11,158,019	1.408836	14.760493
DFA VA Equity Allocation	-	-	-	-	-	-	10.041461	10.042064
DFA VA Global Bond	-	-	-	-	-	-	10.008134	10.008736
DFA VA Global Moderate Allocation	-	-	-	-	-	-	10.028724	10.029328
DFA VA International Small	-	-	-	-	-	-	10.144432	10.145042
DFA VA International Value	-	-	-	-	-	-	10.031312	10.031917
DFA VA Short-Term Fixed	-	-	-	-	-	-	9.998584	9.999186
DFA VA U.S. Large Value	-	-	-	-	-	-	10.027809	10.028414
DFA VA U.S. Targeted Value	-	-	-	-	-	-	9.993026	9.993629
Fidelity® VIP Balanced Service Class 2	1,828,185.931	31,423,189	34,772,096	82	34,772,178	7,129,126	1.872855	17.713821
Fidelity® VIP Contrafund® Initial Class	-	-	-	-	-	-	20.647796	21.135276
Fidelity® VIP Contrafund® Service Class 2	1,782,238.271	58,774,693	64,338,802	44	64,338,846	7,212,975	2.206644	20.738773
Fidelity® VIP Equity-Income Service Class 2	24,604.072	502,793	568,354	(9)	568,345	246,717	1.870408	12.479078
Fidelity® VIP Growth Service Class 2	14,796.688	719,944	1,145,708	22	1,145,730	347,776	2.485802	17.100992
Fidelity® VIP Growth Opportunities Service Class 2	67.657	1,579	3,251	7	3,258	1,150	2.752790	3.723174
Fidelity® VIP Mid Cap Initial Class	-	-	-	-	-	-	17.540204	17.954380
Fidelity® VIP Mid Cap Service Class 2	856,457.806	27,735,498	27,192,535	14	27,192,549	2,704,386	2.018607	17.617757
Fidelity® VIP Value Strategies Initial Class	1,976.360	26,356	26,305	-	26,305	1,534	16.748187	17.143663
Fidelity® VIP Value Strategies Service Class 2	975,495.002	12,765,918	13,100,898	(21)	13,100,877	1,436,606	2.024143	16.808811
Franklin Allocation Class 4 Shares	325,209.501	2,325,548	2,266,710	(9)	2,266,701	1,035,878	2.078832	11.522228
Franklin Income Class 2 Shares	144,456.944	2,178,022	2,298,310	7	2,298,317	1,442,333	1.462567	11.723515
Franklin Mutual Shares Class 2 Shares	27,706.177	506,695	521,153	15	521,168	336,678	1.390236	11.538677
Franklin Templeton Foreign Class 2 Shares	77,862.382	1,077,529	1,084,623	(3)	1,084,620	1,045,944	0.961381	10.693765
Invesco V.I. American Franchise Series II Shares	2,525.081	117,034	161,353	9	161,362	69,582	2.166813	15.806723
Janus Henderson - Enterprise Service Shares	4,858.507	252,697	388,340	12	388,352	80,431	1.941520	16.179423
Janus Henderson - Global Research Service Shares	6,526.559	205,874	360,723	(5)	360,718	188,381	1.249676	14.453939
Janus Henderson - Mid Cap Value Service Shares	160.167	2,416	2,582	(3)	2,579	900	2.787162	2.959091
JPMorgan Insurance Trust Core Bond Class 1 Shares	37,949.307	426,532	426,550	(7)	426,543	312,512	1.279021	10.459976
JPMorgan Insurance Trust Mid Cap Value Class 1 Shares	16,758.642	108,872	197,920	(3)	197,917	52,138	3.540639	11.639217
JPMorgan Insurance Trust Small Cap Core Class 1 Shares	50.666	846	1,167	(1)	1,166	308	3.533728	11.582122
JPMorgan Insurance Trust U.S. Equity Class 1 Shares	3,116.699	59,805	100,576	5	100,581	24,613	3.821041	13.834941
MFS® New Discovery Service Class	105,311.866	1,709,240	1,897,720	(13)	1,897,707	494,433	3.267408	16.693531
MFS® Total Return Service Class	41,102.513	861,766	1,004,134	(15)	1,004,119	491,795	1.688912	12.155997
State Street Total Return V.I.S. Class 3 Shares	293,002.679	4,737,475	4,647,022	12	4,647,034	1,286,288	1.513073	14.248531
TA 60/40 Allocation Service Class	103,171.634	1,044,467	1,153,459	(1)	1,153,458	101,302	11.209732	11.552036

See accompanying notes.	2

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Assets and Liabilities

December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA Aegon High Yield Bond Initial Class	10,658.868	$84,937	$82,926	$2	$82,928	25,128	$1.580578	$13.512196
TA Aegon High Yield Bond Service Class	998,212.423	7,878,514	7,895,860	1	7,895,861	1,767,357	1.788970	13.168392
TA Aegon U.S. Government Securities Initial Class	17,082.929	199,767	186,546	(3)	186,543	89,828	1.196712	2.076661
TA Aegon U.S. Government Securities Service Class	2,943,636.896	33,400,919	33,204,224	(33)	33,204,191	9,041,053	1.097688	10.715070
TA American Funds Managed Risk - Balanced Service Class	6,345,355.109	68,675,165	75,573,179	(100)	75,573,079	6,177,727	11.732256	12.842299
TA Barrow Hanley Dividend Focused Initial Class	145,943.659	2,471,182	3,293,948	26	3,293,974	1,100,009	1.658598	18.085286
TA Barrow Hanley Dividend Focused Service Class	1,029,294.456	22,968,105	23,251,762	(1)	23,251,761	4,708,955	1.732018	17.608666
TA BlackRock Global Allocation Service Class	4,525,547.882	62,246,869	68,154,751	139	68,154,890	19,575,170	1.373191	13.713017
TA BlackRock Global Allocation Managed Risk - Balanced Service Class	1,518,806.729	14,391,476	15,233,631	31	15,233,662	1,420,910	10.336924	11.522436
TA BlackRock Global Allocation Managed Risk - Growth Service Class	1,011,059.309	9,432,181	10,262,252	(13)	10,262,239	938,245	10.557814	12.056512
TA BlackRock Global Real Estate Securities Initial Class	1,136.399	14,900	15,228	(5)	15,223	4,917	1.627762	12.822063
TA BlackRock Global Real Estate Securities Service Class	454,724.121	5,979,664	6,407,063	(9)	6,407,054	1,280,292	1.351017	12.491824
TA BlackRock Government Money Market Initial Class	179,060.770	179,061	179,061	2	179,063	135,343	0.795145	1.323027
TA BlackRock Government Money Market Service Class	29,386,979.888	29,386,978	29,386,980	(265)	29,386,715	8,862,256	0.781551	10.030370
TA BlackRock iShares Edge 100 Service Class	1,788,956.810	20,864,699	25,582,082	(1)	25,582,081	1,720,071	13.423806	15.243939
TA BlackRock iShares Edge 40 Initial Class	6,516.919	56,351	61,194	1	61,195	31,980	1.547032	2.000315
TA BlackRock iShares Edge 40 Service Class	2,342,841.543	21,982,451	21,835,283	(4)	21,835,279	5,634,719	1.186601	12.913756
TA BlackRock iShares Edge 50 Service Class	2,124,393.279	24,563,487	26,937,307	(7)	26,937,300	2,157,603	11.843892	12.969490
TA BlackRock iShares Edge 75 Service Class	1,567,168.558	18,340,728	21,407,523	5	21,407,528	1,582,836	12.615169	13.962134
TA BlackRock Tactical Allocation Service Class	6,160,056.090	94,811,182	97,944,892	276	97,945,168	23,323,488	1.333545	14.348419
TA Greystone International Growth Initial Class	13,669.275	114,698	113,728	(4)	113,724	59,963	1.619456	13.829997
TA Greystone International Growth Service Class	992,516.908	8,586,765	8,079,088	(39)	8,079,049	1,597,061	1.368285	13.480466
TA International Equity Index Service Class	374,253.086	4,028,083	4,255,258	3	4,255,261	380,767	10.797802	11.473030
TA Janus Balanced Service Class	6,085,400.522	86,426,690	102,356,437	(128)	102,356,309	14,667,063	1.596971	17.294286
TA Janus Mid-Cap Growth Initial Class	537.407	16,689	21,271	(1)	21,270	4,730	2.153793	19.589675
TA Janus Mid-Cap Growth Service Class	533,614.113	18,075,345	20,122,588	17	20,122,605	3,279,903	2.393999	19.079610
TA JPMorgan Asset Allocation - Conservative Initial Class	-	-	-	-	-	-	1.656093	2.114188
TA JPMorgan Asset Allocation - Conservative Service Class	6,067,147.772	63,073,273	63,826,395	(130)	63,826,265	18,105,007	1.299602	13.167548
TA JPMorgan Asset Allocation - Growth Initial Class	3,282.905	34,403	41,168	1	41,169	16,941	2.139756	2.870741
TA JPMorgan Asset Allocation - Growth Service Class	790,890.524	9,400,158	9,822,860	8	9,822,868	1,582,914	1.606701	16.876109
TA JPMorgan Asset Allocation - Moderate Initial Class	31,512.170	380,045	378,461	-	378,461	174,302	1.858093	2.404150
TA JPMorgan Asset Allocation - Moderate Service Class	26,616,874.592	306,547,075	314,877,626	(56)	314,877,570	73,968,848	1.500975	14.180773
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	3,923.185	46,885	48,804	(2)	48,802	21,059	2.012922	2.644304
TA JPMorgan Asset Allocation - Moderate Growth Service Class	15,324,423.785	182,438,952	187,724,191	160	187,724,351	41,813,237	1.428766	15.374127
TA JPMorgan Core Bond Service Class	2,923,920.470	40,432,340	41,431,953	(67)	41,431,886	10,793,962	1.100675	11.413570
TA JPMorgan Enhanced Index Initial Class	34,165.756	593,171	751,988	1	751,989	173,973	2.479689	21.859789
TA JPMorgan Enhanced Index Service Class	259,440.486	5,374,441	5,689,530	7	5,689,537	564,116	2.408483	21.302258
TA JPMorgan International Moderate Growth Service Class	4,472,240.013	43,632,705	44,185,731	96	44,185,827	14,401,813	1.140421	12.909243
TA JPMorgan Mid Cap Value Service Class	1,135,197.762	18,471,461	18,129,108	(17)	18,129,091	1,664,311	2.285156	18.373288
TA JPMorgan Tactical Allocation Service Class	5,218,330.949	77,658,914	82,867,095	(14)	82,867,081	15,867,118	1.247201	12.911714
TA Legg Mason Dynamic Allocation - Balanced Service Class	6,562,199.871	77,654,504	85,177,354	82	85,177,436	15,186,512	1.165230	13.295055
TA Legg Mason Dynamic Allocation - Growth Service Class	4,067,156.059	50,298,673	55,720,038	(183)	55,719,855	9,594,730	1.291710	13.860477

See accompanying notes.	3

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Assets and Liabilities

December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA Levin Large Cap Value Service Class	82,570.344	$827,273	$866,163	$-	$866,163	83,542	$10.236136	$10.548792
TA Madison Diversified Income Service Class	417,124.303	5,524,995	5,773,000	1	5,773,001	479,428	1.423157	13.855150
TA Managed Risk - Balanced ETF Service Class	35,321,810.706	408,675,621	453,178,831	83	453,178,914	92,287,393	1.182569	13.805374
TA Managed Risk - Conservative ETF Service Class	6,093,521.612	73,355,611	76,229,955	(44)	76,229,911	21,020,453	1.196153	13.194429
TA Managed Risk - Growth ETF Service Class	32,697,120.887	329,339,734	354,763,762	(80)	354,763,682	82,914,893	1.396277	14.924205
TA Market Participation Strategy Service Class	2,846,679.551	33,243,919	33,306,151	29	33,306,180	6,372,242	1.373424	14.947930
TA Morgan Stanley Capital Growth Initial Class	112,163.446	1,941,489	2,070,537	(6)	2,070,531	497,222	3.460703	10.546561
TA Morgan Stanley Capital Growth Service Class	1,710,775.926	29,528,747	30,451,811	(1)	30,451,810	2,312,397	3.159661	28.633381
TA Multi-Managed Balanced Initial Class	2,295.965	30,878	35,679	(10)	35,669	12,065	2.587224	3.064942
TA Multi-Managed Balanced Service Class	9,278,375.878	127,703,064	140,845,746	44	140,845,790	14,676,803	1.917095	16.935426
TA Multi-Manager Alternative Strategies Service Class	40,053.864	399,360	408,149	-	408,149	39,931	9.827363	10.759892
TA PIMCO Tactical - Balanced Service Class	2,874,927.423	33,467,288	35,792,846	(18)	35,792,828	8,706,125	1.184655	14.242665
TA PIMCO Tactical - Conservative Service Class	1,878,357.071	21,452,493	22,878,389	(13)	22,878,376	5,073,711	1.152799	13.812809
TA PIMCO Tactical - Growth Service Class	3,102,956.934	35,337,901	38,321,518	3	38,321,521	6,130,646	1.205599	14.795020
TA PIMCO Total Return Initial Class	21,349.127	245,018	251,066	3	251,069	144,114	1.429002	1.788380
TA PIMCO Total Return Service Class	6,155,660.385	70,139,978	71,713,443	86	71,713,529	24,181,100	1.129466	11.292052
TA PineBridge Inflation Opportunities Service Class	1,549,068.916	15,929,728	16,265,224	(14)	16,265,210	6,890,549	1.003019	10.721312
TA ProFunds UltraBear Service Class (OAM)	1,620,055.527	712,911	453,616	120	453,736	18,877,817	0.022777	4.085741
TA QS Investors Active Asset Allocation - Conservative Service Class	2,048,092.221	21,738,665	22,160,358	(18)	22,160,340	6,386,750	1.124829	12.586417
TA QS Investors Active Asset Allocation - Moderate Service Class	7,409,314.588	83,838,201	85,725,770	51	85,725,821	21,167,125	1.189098	12.826137
TA QS Investors Active Asset Allocation - Moderate Growth Service Class	4,251,674.551	47,475,379	48,681,674	69	48,681,743	10,905,328	1.175003	13.178551
TA Small/Mid Cap Value Initial Class	151,571.356	2,887,912	2,957,157	6	2,957,163	258,481	2.228640	18.992028
TA Small/Mid Cap Value Service Class	875,248.770	16,860,569	16,559,707	51	16,559,758	3,108,705	2.381408	18.502409
TA T. Rowe Price Small Cap Initial Class	10,925.273	149,224	179,393	(4)	179,389	55,309	2.654063	23.134489
TA T. Rowe Price Small Cap Service Class	2,778,537.894	39,299,754	42,539,415	(55)	42,539,360	4,617,104	3.286651	22.537792
TA TS&W International Equity Initial Class	48,800.924	585,903	680,773	12	680,785	259,790	1.588245	13.472175
TA TS&W International Equity Service Class	290,872.865	3,728,033	4,022,772	(3)	4,022,769	670,221	1.117687	13.122850
TA U.S. Equity Index Service Class	2,448,399.095	31,264,616	34,204,135	(1)	34,204,134	2,521,965	13.126540	13.947190
TA WMC US Growth Initial Class	153,747.650	4,318,329	5,281,232	33	5,281,265	2,182,247	2.331741	25.976133
TA WMC US Growth Service Class	1,104,075.425	30,575,725	36,887,160	30	36,887,190	4,841,963	2.349056	25.299834
Vanguard® - Capital Growth	-	-	-	-	-	-	9.996130	9.996734
Vanguard® - Conservative Allocation	-	-	-	-	-	-	10.017464	10.018067
Vanguard® - Diversified Value	-	-	-	-	-	-	10.029067	10.029672
Vanguard® Balanced	-	-	-	-	-	-	10.018668	10.019273
Vanguard® Equity Income	-	-	-	-	-	-	10.011008	10.011612
Vanguard® Equity Index	0.025	1	1	(1)	-	-	21.718082	22.233362
Vanguard® Global Bond Index	-	-	-	-	-	-	10.003255	10.003858
Vanguard® Growth	-	-	-	-	-	-	10.020892	10.021498
Vanguard® High Yield Bond	-	-	-	-	-	-	9.998584	9.999187
Vanguard® International	-	-	-	-	-	-	17.035388	17.439617
Vanguard® Mid-Cap Index	28,677.140	674,242	689,112	-	689,112	35,072	19.551647	20.015600
Vanguard® Moderate Allocation	-	-	-	-	-	-	10.025212	10.025816

See accompanying notes.	4

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Assets and Liabilities

December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
Vanguard® Money Market	-	$-	$-	$-	$-	-	$10.002871	$10.003474
Vanguard® Real Estate Index	20,764.170	279,306	285,300	-	285,300	18,469	15.404460	15.769934
Vanguard® Short-Term Investment Grade	76,073.844	822,934	824,640	-	824,640	76,045	10.800536	11.056859
Vanguard® Total Bond Market Index	64,078.043	782,393	782,393	-	782,393	70,627	11.061419	11.323946
Vanguard® Total International Stock Market Index	-	-	-	-	-	-	10.064487	10.065095
Vanguard® Total Stock Market Index	-	-	-	-	-	-	10.026688	10.027294
Voya Global Perspectives Class S Shares	-	-	-	-	-	-	11.216562	11.895959
Voya Large Cap Value Class S Shares	-	-	-	-	-	-	12.302833	13.010274
Voya Strategic Allocation Conservative Class S Shares	-	-	-	-	-	-	11.168304	11.620652
Voya Strategic Allocation Moderate Class S Shares	-	-	-	-	-	-	11.748723	12.224651
Wanger International	-	-	-	-	-	-	14.110258	14.443439
Wanger USA	-	-	-	-	-	-	21.363082	21.867468

See accompanying notes.	5

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	AB Balanced Wealth Strategy Class B Shares Subaccount	AB Growth and Income Class B Shares Subaccount	AB Large Cap Growth Class B Shares Subaccount	American Funds - Asset Allocation Class 2 Shares Subaccount	American Funds - Bond Class 2 Shares Subaccount

Net Assets as of December 31, 2017:	$4,712,679	$25,327,849	$445,455	$54,222,730	$16,486,527

Investment Income:
Reinvested Dividends	84,866	190,319	-	979,042	381,919
Investment Expense:
Mortality and Expense Risk and Administrative Charges	80,867	372,147	6,083	917,312	268,293
Net Investment Income (Loss)	3,999	(181,828)	(6,083)	61,730	113,626

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	379,799	2,893,036	51,116	2,280,167	22,541
Realized Gain (Loss) on Investments	(54,752)	783,886	65,071	1,724,304	(159,664)
Net Realized Capital Gains (Losses) on Investments	325,047	3,676,922	116,187	4,004,471	(137,123)
Net Change in Unrealized Appreciation (Depreciation)	(753,760)	(5,248,328)	(98,999)	(7,878,698)	(373,910)
Net Gain (Loss) on Investment	(428,713)	(1,571,406)	17,188	(3,874,227)	(511,033)

Net Increase (Decrease) in Net Assets Resulting from Operations	(424,714)	(1,753,234)	11,105	(3,812,497)	(397,407)

Increase (Decrease) in Net Assets from Contract Transactions	656,550	(1,025,576)	(77,572)	3,873,151	(580,582)

Total Increase (Decrease) in Net Assets	231,836	(2,778,810)	(66,467)	60,654	(977,989)

Net Assets as of December 31, 2018:	$4,944,515	$22,549,039	$378,988	$54,283,384	$15,508,538

Investment Income:
Reinvested Dividends	130,082	257,462	-	1,201,329	456,457
Investment Expense:
Mortality and Expense Risk and Administrative Charges	86,953	359,226	5,725	1,049,140	289,552
Net Investment Income (Loss)	43,129	(101,764)	(5,725)	152,189	166,905

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	674,822	2,706,336	56,876	3,110,573	-
Realized Gain (Loss) on Investments	(124,803)	354,756	42,566	953,214	24,616
Net Realized Capital Gains (Losses) on Investments	550,019	3,061,092	99,442	4,063,787	24,616
Net Change in Unrealized Appreciation (Depreciation)	225,093	1,831,993	18,424	6,421,324	1,074,292
Net Gain (Loss) on Investment	775,112	4,893,085	117,866	10,485,111	1,098,908

Net Increase (Decrease) in Net Assets Resulting from Operations	818,241	4,791,321	112,141	10,637,300	1,265,813

Increase (Decrease) in Net Assets from Contract Transactions	12,257	(2,531,696)	(92,511)	1,896,900	955,546

Total Increase (Decrease) in Net Assets	830,498	2,259,625	19,630	12,534,200	2,221,359

Net Assets as of December 31, 2019:	$5,775,013	$24,808,664	$398,618	$66,817,584	$17,729,897

See Accompanying Notes. (1) See Footnote 1	6

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	American Funds - Growth Class 2 Shares	American Funds - Growth- Income Class 2 Shares	American Funds - International Class 2 Shares	DFA VA Equity Allocation	DFA VA Global Bond
	Subaccount	Subaccount	Subaccount	Subaccount(1)	Subaccount(1)

Net Assets as of December 31, 2017:	$43,786,720	$31,707,232	$17,419,416	$-	$-

Investment Income:
Reinvested Dividends	214,820	455,028	520,971	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	844,766	531,638	417,448	-	-
Net Investment Income (Loss)	(629,946)	(76,610)	103,523	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,661,468	1,994,012	847,593	-	-
Realized Gain (Loss) on Investments	1,498,128	882,708	121,259	-	-
Net Realized Capital Gains (Losses) on Investments	6,159,596	2,876,720	968,852	-	-
Net Change in Unrealized Appreciation (Depreciation)	(6,779,314)	(4,022,359)	(5,968,544)	-	-
Net Gain (Loss) on Investment	(619,718)	(1,145,639)	(4,999,692)	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,249,664)	(1,222,249)	(4,896,169)	-	-

Increase (Decrease) in Net Assets from Contract Transactions	927,421	(924,635)	15,994,922	-	-

Total Increase (Decrease) in Net Assets	(322,243)	(2,146,884)	11,098,753	-	-

Net Assets as of December 31, 2018:	$43,464,477	$29,560,348	$28,518,169	$-	$-

Investment Income:
Reinvested Dividends	479,711	700,089	550,335	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,008,244	682,961	615,500	-	-
Net Investment Income (Loss)	(528,533)	17,128	(65,165)	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	6,241,646	3,900,466	883,652	-	-
Realized Gain (Loss) on Investments	951,689	471,189	179,650	-	-
Net Realized Capital Gains (Losses) on Investments	7,193,335	4,371,655	1,063,302	-	-
Net Change in Unrealized Appreciation (Depreciation)	7,847,420	3,634,725	5,519,753	-	-
Net Gain (Loss) on Investment	15,040,755	8,006,380	6,583,055	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	14,512,222	8,023,508	6,517,890	-	-

Increase (Decrease) in Net Assets from Contract Transactions	14,879,462	8,405,861	5,826,968	-	-

Total Increase (Decrease) in Net Assets	29,391,684	16,429,369	12,344,858	-	-

Net Assets as of December 31, 2019:	$72,856,161	$45,989,717	$40,863,027	$-	$-

See Accompanying Notes. (1) See Footnote 1	7

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	DFA VA Global Moderate Allocation	DFA VA International Small	DFA VA International Value	DFA VA Short-Term Fixed	DFA VA U.S. Large Value
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)

Net Assets as of December 31, 2017:	$-	$-	$-	$-	$-

Investment Income:
Reinvested Dividends	-	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	-	-	-	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	-	-	-	-	-
Net Realized Capital Gains (Losses) on Investments	-	-	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	-	-	-	-
Net Gain (Loss) on Investment	-	-	-	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	-	-	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-	-	-	-

Total Increase (Decrease) in Net Assets	-	-	-	-	-

Net Assets as of December 31, 2018:	$-	$-	$-	$-	$-

Investment Income:
Reinvested Dividends	-	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	-	-	-	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	-	-	-	-	-
Net Realized Capital Gains (Losses) on Investments	-	-	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	-	-	-	-
Net Gain (Loss) on Investment	-	-	-	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	-	-	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-	-	-	-

Total Increase (Decrease) in Net Assets	-	-	-	-	-

Net Assets as of December 31, 2019:	$-	$-	$-	$-	$-

See Accompanying Notes. (1) See Footnote 1	8

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	DFA VA U.S. Targeted Value	Fidelity® VIP Balanced Service Class 2	Fidelity® VIP Contrafund® Initial Class	Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Equity-Income Service Class 2
	Subaccount(1)	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$-	$24,492,159	$-	$44,958,123	$761,780

Investment Income:
Reinvested Dividends	-	361,168	-	194,833	11,958
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	372,196	-	656,860	9,534
Net Investment Income (Loss)	-	(11,028)	-	(462,027)	2,424

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	1,287,747	-	3,963,223	34,596
Realized Gain (Loss) on Investments	-	573,253	-	248,190	31,075
Net Realized Capital Gains (Losses) on Investments	-	1,861,000	-	4,211,413	65,671
Net Change in Unrealized Appreciation (Depreciation)	-	(3,641,031)	-	(7,187,985)	(122,221)
Net Gain (Loss) on Investment	-	(1,780,031)	-	(2,976,572)	(56,550)

Net Increase (Decrease) in Net Assets Resulting from Operations	-	(1,791,059)	-	(3,438,599)	(54,126)

Increase (Decrease) in Net Assets from Contract Transactions	-	4,007,803	-	(4,374,193)	(205,014)

Total Increase (Decrease) in Net Assets	-	2,216,744	-	(7,812,792)	(259,140)

Net Assets as of December 31, 2018:	$-	$26,708,903	$-	$37,145,331	$502,640

Investment Income:
Reinvested Dividends	-	499,219	-	119,544	9,761
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	424,097	-	693,045	7,786
Net Investment Income (Loss)	-	75,122	-	(573,501)	1,975

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	1,430,559	-	4,996,931	35,911
Realized Gain (Loss) on Investments	-	369,756	-	8,042	331
Net Realized Capital Gains (Losses) on Investments	-	1,800,315	-	5,004,973	36,242
Net Change in Unrealized Appreciation (Depreciation)	-	4,319,284	-	7,811,782	82,470
Net Gain (Loss) on Investment	-	6,119,599	-	12,816,755	118,712

Net Increase (Decrease) in Net Assets Resulting from Operations	-	6,194,721	-	12,243,254	120,687

Increase (Decrease) in Net Assets from Contract Transactions	-	1,868,554	-	14,950,261	(54,982)

Total Increase (Decrease) in Net Assets	-	8,063,275	-	27,193,515	65,705

Net Assets as of December 31, 2019:	$-	$34,772,178	$-	$64,338,846	$568,345

See Accompanying Notes. (1) See Footnote 1	9

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	Fidelity® VIP Growth Service Class 2	Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Mid Cap Initial Class	Fidelity® VIP Mid Cap Service Class 2	Fidelity® VIP Value Strategies Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$1,003,079	$2,289	$-	$36,379,914	$27,025

Investment Income:
Reinvested Dividends	425	2	-	117,070	256
Investment Expense:
Mortality and Expense Risk and Administrative Charges	14,959	35	-	474,371	171
Net Investment Income (Loss)	(14,534)	(33)	-	(357,301)	85

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	147,043	135	-	3,138,834	1,183
Realized Gain (Loss) on Investments	62,060	61	-	810,380	(4)
Net Realized Capital Gains (Losses) on Investments	209,103	196	-	3,949,214	1,179
Net Change in Unrealized Appreciation (Depreciation)	(203,388)	73	-	(7,390,890)	(6,090)
Net Gain (Loss) on Investment	5,715	269	-	(3,441,676)	(4,911)

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,819)	236	-	(3,798,977)	(4,826)

Increase (Decrease) in Net Assets from Contract Transactions	(86,747)	(82)	-	(12,187,209)	(4)

Total Increase (Decrease) in Net Assets	(95,566)	154	-	(15,986,186)	(4,830)

Net Assets as of December 31, 2018:	$907,513	$2,443	$-	$20,393,728	$22,195

Investment Income:
Reinvested Dividends	568	-	-	174,074	413
Investment Expense:
Mortality and Expense Risk and Administrative Charges	14,904	40	-	357,956	167
Net Investment Income (Loss)	(14,336)	(40)	-	(183,882)	246

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	64,741	233	-	2,788,485	2,352
Realized Gain (Loss) on Investments	27,381	72	-	(369,387)	(352)
Net Realized Capital Gains (Losses) on Investments	92,122	305	-	2,419,098	2,000
Net Change in Unrealized Appreciation (Depreciation)	207,280	639	-	2,407,923	4,970
Net Gain (Loss) on Investment	299,402	944	-	4,827,021	6,970

Net Increase (Decrease) in Net Assets Resulting from Operations	285,066	904	-	4,643,139	7,216

Increase (Decrease) in Net Assets from Contract Transactions	(46,849)	(89)	-	2,155,682	(3,106)

Total Increase (Decrease) in Net Assets	238,217	815	-	6,798,821	4,110

Net Assets as of December 31, 2019:	$1,145,730	$3,258	$-	$27,192,549	$26,305

See Accompanying Notes. (1) See Footnote 1	10

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	Fidelity® VIP Value Strategies Service Class 2	Franklin Allocation Class 4 Shares	Franklin Income Class 2 Shares	Franklin Mutual Shares Class 2 Shares	Franklin Templeton Foreign Class 2 Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$12,836,585	$3,384,945	$3,318,178	$705,918	$1,730,862

Investment Income:
Reinvested Dividends	79,421	90,070	148,761	14,250	40,794
Investment Expense:
Mortality and Expense Risk and Administrative Charges	169,353	48,850	44,514	9,449	22,073
Net Investment Income (Loss)	(89,932)	41,220	104,247	4,801	18,721

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	517,444	73,713	-	22,189	-
Realized Gain (Loss) on Investments	(551,402)	(33,039)	46,068	34,210	25,332
Net Realized Capital Gains (Losses) on Investments	(33,958)	40,674	46,068	56,399	25,332
Net Change in Unrealized Appreciation (Depreciation)	(1,971,653)	(378,166)	(307,450)	(122,741)	(295,315)
Net Gain (Loss) on Investment	(2,005,611)	(337,492)	(261,382)	(66,342)	(269,983)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,095,543)	(296,272)	(157,135)	(61,541)	(251,262)

Increase (Decrease) in Net Assets from Contract Transactions	(2,130,959)	(786,401)	(583,402)	(133,400)	(299,581)

Total Increase (Decrease) in Net Assets	(4,226,502)	(1,082,673)	(740,537)	(194,941)	(550,843)

Net Assets as of December 31, 2018:	$8,610,083	$2,302,272	$2,577,641	$510,977	$1,180,019

Investment Income:
Reinvested Dividends	170,427	79,165	136,932	8,972	19,849
Investment Expense:
Mortality and Expense Risk and Administrative Charges	166,826	37,763	37,573	7,890	16,593
Net Investment Income (Loss)	3,601	41,402	99,359	1,082	3,256

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,048,705	152,299	41,386	47,975	11,848
Realized Gain (Loss) on Investments	(490,258)	(59,629)	38,282	20,367	(7,115)
Net Realized Capital Gains (Losses) on Investments	558,447	92,670	79,668	68,342	4,733
Net Change in Unrealized Appreciation (Depreciation)	2,526,881	251,153	165,989	29,283	106,793
Net Gain (Loss) on Investment	3,085,328	343,823	245,657	97,625	111,526

Net Increase (Decrease) in Net Assets Resulting from Operations	3,088,929	385,225	345,016	98,707	114,782

Increase (Decrease) in Net Assets from Contract Transactions	1,401,865	(420,796)	(624,340)	(88,516)	(210,181)

Total Increase (Decrease) in Net Assets	4,490,794	(35,571)	(279,324)	10,191	(95,399)

Net Assets as of December 31, 2019:	$13,100,877	$2,266,701	$2,298,317	$521,168	$1,084,620

See Accompanying Notes. (1) See Footnote 1	11

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	Invesco V.I. American Franchise Series II Shares	Janus Henderson - Enterprise Service Shares	Janus Henderson - Global Research Service Shares	Janus Henderson - Mid Cap Value Service Shares	JPMorgan Insurance Trust Core Bond Class 1 Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$200,731	$356,554	$389,774	$2,549	$480,107

Investment Income:
Reinvested Dividends	-	431	3,658	22	10,598
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,133	4,672	5,926	33	6,309
Net Investment Income (Loss)	(3,133)	(4,241)	(2,268)	(11)	4,289

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	13,559	15,818	-	214	722
Realized Gain (Loss) on Investments	5,478	49,221	33,930	21	(3,586)
Net Realized Capital Gains (Losses) on Investments	19,037	65,039	33,930	235	(2,864)
Net Change in Unrealized Appreciation (Depreciation)	(25,406)	(63,250)	(62,214)	(592)	(8,294)
Net Gain (Loss) on Investment	(6,369)	1,789	(28,284)	(357)	(11,158)

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,502)	(2,452)	(30,552)	(368)	(6,869)

Increase (Decrease) in Net Assets from Contract Transactions	(9,237)	(58,148)	(61,275)	(92)	(39,877)

Total Increase (Decrease) in Net Assets	(18,739)	(60,600)	(91,827)	(460)	(46,746)

Net Assets as of December 31, 2018:	$181,992	$295,954	$297,947	$2,089	$433,361

Investment Income:
Reinvested Dividends	-	184	2,906	35	10,669
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,836	5,007	5,266	33	5,900
Net Investment Income (Loss)	(2,836)	(4,823)	(2,360)	2	4,769

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	29,415	22,027	20,765	176	-
Realized Gain (Loss) on Investments	24,591	5,368	9,266	(3)	(5,296)
Net Realized Capital Gains (Losses) on Investments	54,006	27,395	30,031	173	(5,296)
Net Change in Unrealized Appreciation (Depreciation)	916	75,440	50,271	393	28,605
Net Gain (Loss) on Investment	54,922	102,835	80,302	566	23,309

Net Increase (Decrease) in Net Assets Resulting from Operations	52,086	98,012	77,942	568	28,078

Increase (Decrease) in Net Assets from Contract Transactions	(72,716)	(5,614)	(15,171)	(78)	(34,896)

Total Increase (Decrease) in Net Assets	(20,630)	92,398	62,771	490	(6,818)

Net Assets as of December 31, 2019:	$161,362	$388,352	$360,718	$2,579	$426,543

See Accompanying Notes. (1) See Footnote 1	12

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	JPMorgan Insurance Trust Mid Cap Value Class 1 Shares	JPMorgan Insurance Trust Small Cap Core Class 1 Shares	JPMorgan Insurance Trust U.S. Equity Class 1 Shares	MFS® New Discovery Service Class	MFS® Total Return Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$181,699	$8,950	$85,661	$1,753,527	$1,277,761

Investment Income:
Reinvested Dividends	1,735	35	713	-	21,348
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,313	128	1,143	26,331	15,868
Net Investment Income (Loss)	(578)	(93)	(430)	(26,331)	5,480

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,900	593	10,124	255,969	49,157
Realized Gain (Loss) on Investments	1,420	169	1,103	72,253	62,041
Net Realized Capital Gains (Losses) on Investments	4,320	762	11,227	328,222	111,198
Net Change in Unrealized Appreciation (Depreciation)	(27,297)	(1,824)	(17,022)	(318,017)	(193,908)
Net Gain (Loss) on Investment	(22,977)	(1,062)	(5,795)	10,205	(82,710)

Net Increase (Decrease) in Net Assets Resulting from Operations	(23,555)	(1,155)	(6,225)	(16,126)	(77,230)

Increase (Decrease) in Net Assets from Contract Transactions	1	(158)	(1,080)	(257,048)	(263,934)

Total Increase (Decrease) in Net Assets	(23,554)	(1,313)	(7,305)	(273,174)	(341,164)

Net Assets as of December 31, 2018:	$158,145	$7,637	$78,356	$1,480,353	$936,597

Investment Income:
Reinvested Dividends	2,922	35	772	-	21,097
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,347	64	1,183	25,659	14,103
Net Investment Income (Loss)	575	(29)	(411)	(25,659)	6,994

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	12,133	1,007	6,331	351,201	26,973
Realized Gain (Loss) on Investments	1,414	2,355	1,136	24,749	25,596
Net Realized Capital Gains (Losses) on Investments	13,547	3,362	7,467	375,950	52,569
Net Change in Unrealized Appreciation (Depreciation)	25,652	(2,189)	16,353	211,958	106,361
Net Gain (Loss) on Investment	39,199	1,173	23,820	587,908	158,930

Net Increase (Decrease) in Net Assets Resulting from Operations	39,774	1,144	23,409	562,249	165,924

Increase (Decrease) in Net Assets from Contract Transactions	(2)	(7,615)	(1,184)	(144,895)	(98,402)

Total Increase (Decrease) in Net Assets	39,772	(6,471)	22,225	417,354	67,522

Net Assets as of December 31, 2019:	$197,917	$1,166	$100,581	$1,897,707	$1,004,119

See Accompanying Notes. (1) See Footnote 1	13

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	State Street Total Return V.I.S. Class 3 Shares	TA 60/40 Allocation Service Class	TA Aegon High Yield Bond Initial Class	TA Aegon High Yield Bond Service Class	TA Aegon U.S. Government Securities Initial Class
	Subaccount	Subaccount(1)	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$3,637,485	$-	$130,755	$7,261,724	$284,854

Investment Income:
Reinvested Dividends	102,926	-	8,672	420,563	7,940
Investment Expense:
Mortality and Expense Risk and Administrative Charges	71,328	1,906	1,675	98,037	3,664
Net Investment Income (Loss)	31,598	(1,906)	6,997	322,526	4,276

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,086,356	-	-	-	-
Realized Gain (Loss) on Investments	56,878	563	(161)	(49,599)	(4,136)
Net Realized Capital Gains (Losses) on Investments	1,143,234	563	(161)	(49,599)	(4,136)
Net Change in Unrealized Appreciation (Depreciation)	(1,588,743)	(30,108)	(11,624)	(549,863)	(3,553)
Net Gain (Loss) on Investment	(445,509)	(29,545)	(11,785)	(599,462)	(7,689)

Net Increase (Decrease) in Net Assets Resulting from Operations	(413,911)	(31,451)	(4,788)	(276,936)	(3,413)

Increase (Decrease) in Net Assets from Contract Transactions	1,648,639	617,558	6,393	(600,836)	(20,356)

Total Increase (Decrease) in Net Assets	1,234,728	586,107	1,605	(877,772)	(23,769)

Net Assets as of December 31, 2018:	$4,872,213	$586,107	$132,360	$6,383,952	$261,085

Investment Income:
Reinvested Dividends	95,026	1,550	5,193	438,157	3,923
Investment Expense:
Mortality and Expense Risk and Administrative Charges	73,533	9,482	1,148	99,042	2,977
Net Investment Income (Loss)	21,493	(7,932)	4,045	339,115	946

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	1,152	-	-	-
Realized Gain (Loss) on Investments	(646,986)	1,407	(1,895)	(19,672)	(14,748)
Net Realized Capital Gains (Losses) on Investments	(646,986)	2,559	(1,895)	(19,672)	(14,748)
Net Change in Unrealized Appreciation (Depreciation)	1,251,903	139,100	11,786	507,376	24,353
Net Gain (Loss) on Investment	604,917	141,659	9,891	487,704	9,605

Net Increase (Decrease) in Net Assets Resulting from Operations	626,410	133,727	13,936	826,819	10,551

Increase (Decrease) in Net Assets from Contract Transactions	(851,589)	433,624	(63,368)	685,090	(85,093)

Total Increase (Decrease) in Net Assets	(225,179)	567,351	(49,432)	1,511,909	(74,542)

Net Assets as of December 31, 2019:	$4,647,034	$1,153,458	$82,928	$7,895,861	$186,543

See Accompanying Notes. (1) See Footnote 1	14

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA Aegon U.S. Government Securities Service Class	TA American Funds Managed Risk - Balanced Service Class	TA Barrow Hanley Dividend Focused Initial Class	TA Barrow Hanley Dividend Focused Service Class	TA BlackRock Global Allocation Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$28,859,784	$50,784,606	$3,740,605	$23,499,428	$72,510,972

Investment Income:
Reinvested Dividends	605,379	468,554	75,090	449,849	779,559
Investment Expense:
Mortality and Expense Risk and Administrative Charges	384,569	745,431	48,508	343,365	971,232
Net Investment Income (Loss)	220,810	(276,877)	26,582	106,484	(191,673)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	1,797,251	-	-	752,935
Realized Gain (Loss) on Investments	(1,792,706)	801,343	89,897	757,150	1,202,062
Net Realized Capital Gains (Losses) on Investments	(1,792,706)	2,598,594	89,897	757,150	1,954,997
Net Change in Unrealized Appreciation (Depreciation)	1,506,881	(6,475,837)	(557,592)	(3,919,975)	(7,944,965)
Net Gain (Loss) on Investment	(285,825)	(3,877,243)	(467,695)	(3,162,825)	(5,989,968)

Net Increase (Decrease) in Net Assets Resulting from Operations	(65,015)	(4,154,120)	(441,113)	(3,056,341)	(6,181,641)

Increase (Decrease) in Net Assets from Contract Transactions	30,130,227	10,340,926	(281,645)	(381,469)	(5,581,528)

Total Increase (Decrease) in Net Assets	30,065,212	6,186,806	(722,758)	(3,437,810)	(11,763,169)

Net Assets as of December 31, 2018:	$58,924,996	$56,971,412	$3,017,847	$20,061,618	$60,747,803

Investment Income:
Reinvested Dividends	605,992	830,847	80,654	513,316	619,928
Investment Expense:
Mortality and Expense Risk and Administrative Charges	535,571	881,128	45,168	326,421	895,879
Net Investment Income (Loss)	70,421	(50,281)	35,486	186,895	(275,951)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	1,551,695	495,573	3,546,190	2,716,588
Realized Gain (Loss) on Investments	761,772	852,176	128,894	629,894	845,530
Net Realized Capital Gains (Losses) on Investments	761,772	2,403,871	624,467	4,176,084	3,562,118
Net Change in Unrealized Appreciation (Depreciation)	931,202	7,521,431	(17,370)	20,273	6,456,229
Net Gain (Loss) on Investment	1,692,974	9,925,302	607,097	4,196,357	10,018,347

Net Increase (Decrease) in Net Assets Resulting from Operations	1,763,395	9,875,021	642,583	4,383,252	9,742,396

Increase (Decrease) in Net Assets from Contract Transactions	(27,484,200)	8,726,646	(366,456)	(1,193,109)	(2,335,309)

Total Increase (Decrease) in Net Assets	(25,720,805)	18,601,667	276,127	3,190,143	7,407,087

Net Assets as of December 31, 2019:	$33,204,191	$75,573,079	$3,293,974	$23,251,761	$68,154,890

See Accompanying Notes. (1) See Footnote 1	15

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA BlackRock Global Allocation Managed Risk -Balanced Service Class	TA BlackRock Global Allocation Managed Risk -Growth Service Class	TA BlackRock Global Real Estate Securities Initial Class	TA BlackRock Global Real Estate Securities Service Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$9,425,985	$9,906,384	$22,719	$6,088,478

Investment Income:
Reinvested Dividends	133,224	128,399	1,893	454,929
Investment Expense:
Mortality and Expense Risk and Administrative Charges	145,503	133,687	300	85,319
Net Investment Income (Loss)	(12,279)	(5,288)	1,593	369,610

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	84,205	-	-
Realized Gain (Loss) on Investments	25,929	52,603	(380)	(48,895)
Net Realized Capital Gains (Losses) on Investments	25,929	136,808	(380)	(48,895)
Net Change in Unrealized Appreciation (Depreciation)	(1,096,332)	(1,304,346)	(3,751)	(1,004,230)
Net Gain (Loss) on Investment	(1,070,403)	(1,167,538)	(4,131)	(1,053,125)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,082,682)	(1,172,826)	(2,538)	(683,515)

Increase (Decrease) in Net Assets from Contract Transactions	3,534,800	444,846	(1,105)	(614,910)

Total Increase (Decrease) in Net Assets	2,452,118	(727,980)	(3,643)	(1,298,425)

Net Assets as of December 31, 2018:	$11,878,103	$9,178,404	$19,076	$4,790,053

Investment Income:
Reinvested Dividends	409,225	318,477	141	34,701
Investment Expense:
Mortality and Expense Risk and Administrative Charges	176,566	127,074	246	85,402
Net Investment Income (Loss)	232,659	191,403	(105)	(50,701)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	16,670	21,409	(1,605)	22,598
Net Realized Capital Gains (Losses) on Investments	16,670	21,409	(1,605)	22,598
Net Change in Unrealized Appreciation (Depreciation)	1,452,339	1,245,846	5,648	1,156,607
Net Gain (Loss) on Investment	1,469,009	1,267,255	4,043	1,179,205

Net Increase (Decrease) in Net Assets Resulting from Operations	1,701,668	1,458,658	3,938	1,128,504

Increase (Decrease) in Net Assets from Contract Transactions	1,653,891	(374,823)	(7,791)	488,497

Total Increase (Decrease) in Net Assets	3,355,559	1,083,835	(3,853)	1,617,001

Net Assets as of December 31, 2019:	$15,233,662	$10,262,239	$15,223	$6,407,054

See Accompanying Notes. (1) See Footnote 1	16

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA BlackRock Government Money Market Initial Class	TA BlackRock Government Money Market Service Class	TA BlackRock iShares Edge 100 Service Class	TA BlackRock iShares Edge 40 Initial Class	TA BlackRock iShares Edge 40 Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$165,775	$22,509,391	$21,047,568	$63,870	$22,153,340

Investment Income:
Reinvested Dividends	4,093	207,917	251,318	1,207	355,536
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,108	409,190	196,152	874	301,739
Net Investment Income (Loss)	985	(201,273)	55,166	333	53,797

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	245,520	-	-
Realized Gain (Loss) on Investments	-	-	79,313	261	366,370
Net Realized Capital Gains (Losses) on Investments	-	-	324,833	261	366,370
Net Change in Unrealized Appreciation (Depreciation)	-	-	(1,717,339)	(4,084)	(1,655,710)
Net Gain (Loss) on Investment	-	-	(1,392,506)	(3,823)	(1,289,340)

Net Increase (Decrease) in Net Assets Resulting from Operations	985	(201,273)	(1,337,340)	(3,490)	(1,235,543)

Increase (Decrease) in Net Assets from Contract Transactions	65,491	(1,841,113)	478,814	(597)	(1,124,179)

Total Increase (Decrease) in Net Assets	66,476	(2,042,386)	(858,526)	(4,087)	(2,359,722)

Net Assets as of December 31, 2018:	$232,251	$20,467,005	$20,189,042	$59,783	$19,793,618

Investment Income:
Reinvested Dividends	3,696	429,667	353,708	1,317	424,317
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,617	340,276	209,064	843	298,265
Net Investment Income (Loss)	1,079	89,391	144,644	474	126,052

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	688,845	7,791	2,846,163
Realized Gain (Loss) on Investments	-	-	72,227	1,337	261,586
Net Realized Capital Gains (Losses) on Investments	-	-	761,072	9,128	3,107,749
Net Change in Unrealized Appreciation (Depreciation)	-	-	3,868,417	(1,826)	(590,556)
Net Gain (Loss) on Investment	-	-	4,629,489	7,302	2,517,193

Net Increase (Decrease) in Net Assets Resulting from Operations	1,079	89,391	4,774,133	7,776	2,643,245

Increase (Decrease) in Net Assets from Contract Transactions	(54,267)	8,830,319	618,906	(6,364)	(601,584)

Total Increase (Decrease) in Net Assets	(53,188)	8,919,710	5,393,039	1,412	2,041,661

Net Assets as of December 31, 2019:	$179,063	$29,386,715	$25,582,081	$61,195	$21,835,279

See Accompanying Notes. (1) See Footnote 1	17

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA BlackRock iShares Edge 50 Service Class	TA BlackRock iShares Edge 75 Service Class	TA BlackRock Tactical Allocation Service Class	TA Greystone International Growth Initial Class	TA Greystone International Growth Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$8,137,482	$12,688,035	$108,003,935	$113,918	$23,218,498

Investment Income:
Reinvested Dividends	90,372	123,081	1,022,745	1,329	90,149
Investment Expense:
Mortality and Expense Risk and Administrative Charges	125,760	141,181	1,456,902	1,498	252,575
Net Investment Income (Loss)	(35,388)	(18,100)	(434,157)	(169)	(162,426)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	53,502	70,826	4,640,313	565	48,724
Realized Gain (Loss) on Investments	70,582	75,267	539,732	1,177	1,765,157
Net Realized Capital Gains (Losses) on Investments	124,084	146,093	5,180,045	1,742	1,813,881
Net Change in Unrealized Appreciation (Depreciation)	(569,302)	(930,181)	(10,565,567)	(22,750)	(4,165,463)
Net Gain (Loss) on Investment	(445,218)	(784,088)	(5,385,522)	(21,008)	(2,351,582)

Net Increase (Decrease) in Net Assets Resulting from Operations	(480,606)	(802,188)	(5,819,679)	(21,177)	(2,514,008)

Increase (Decrease) in Net Assets from Contract Transactions	5,730,000	2,432,134	(7,208,593)	(5,729)	(13,843,872)

Total Increase (Decrease) in Net Assets	5,249,394	1,629,946	(13,028,272)	(26,906)	(16,357,880)

Net Assets as of December 31, 2018:	$13,386,876	$14,317,981	$94,975,663	$87,012	$6,860,618

Investment Income:
Reinvested Dividends	187,335	177,101	2,145,536	1,653	99,354
Investment Expense:
Mortality and Expense Risk and Administrative Charges	245,341	200,838	1,368,545	1,380	103,263
Net Investment Income (Loss)	(58,006)	(23,737)	776,991	273	(3,909)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	31,222	69,168	4,529,129	16,600	1,217,225
Realized Gain (Loss) on Investments	234,468	77,063	507,505	1,864	(56,369)
Net Realized Capital Gains (Losses) on Investments	265,690	146,231	5,036,634	18,464	1,160,856
Net Change in Unrealized Appreciation (Depreciation)	2,276,236	2,972,647	8,315,536	3,760	526,160
Net Gain (Loss) on Investment	2,541,926	3,118,878	13,352,170	22,224	1,687,016

Net Increase (Decrease) in Net Assets Resulting from Operations	2,483,920	3,095,141	14,129,161	22,497	1,683,107

Increase (Decrease) in Net Assets from Contract Transactions	11,066,504	3,994,406	(11,159,656)	4,215	(464,676)

Total Increase (Decrease) in Net Assets	13,550,424	7,089,547	2,969,505	26,712	1,218,431

Net Assets as of December 31, 2019:	$26,937,300	$21,407,528	$97,945,168	$113,724	$8,079,049

See Accompanying Notes. (1) See Footnote 1	18

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA International Equity Index Service Class	TA Janus Balanced Service Class	TA Janus Mid-Cap Growth Initial Class	TA Janus Mid-Cap Growth Service Class	TA JPMorgan Asset Allocation - Conservative Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$385,013	$84,726,412	$14,086	$4,956,165	$17,848

Investment Income:
Reinvested Dividends	4,751	1,323,728	43	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	16,573	1,247,526	342	138,383	31
Net Investment Income (Loss)	(11,822)	76,202	(299)	(138,383)	(31)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,667	2,180,292	3,182	649,610	-
Realized Gain (Loss) on Investments	(18,474)	2,012,640	1,481	99,224	568
Net Realized Capital Gains (Losses) on Investments	(15,807)	4,192,932	4,663	748,834	568
Net Change in Unrealized Appreciation (Depreciation)	(221,589)	(5,638,588)	(11,088)	(1,866,694)	(810)
Net Gain (Loss) on Investment	(237,396)	(1,445,656)	(6,425)	(1,117,860)	(242)

Net Increase (Decrease) in Net Assets Resulting from Operations	(249,218)	(1,369,454)	(6,724)	(1,256,243)	(273)

Increase (Decrease) in Net Assets from Contract Transactions	1,177,469	2,490,154	57,127	9,465,697	(17,575)

Total Increase (Decrease) in Net Assets	928,251	1,120,700	50,403	8,209,454	(17,848)

Net Assets as of December 31, 2018:	$1,313,264	$85,847,112	$64,489	$13,165,619	$-

Investment Income:
Reinvested Dividends	31,218	1,321,528	14	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	32,327	1,328,572	266	250,524	-
Net Investment Income (Loss)	(1,109)	(7,044)	(252)	(250,524)	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	4,319,553	1,044	958,651	-
Realized Gain (Loss) on Investments	(12,986)	2,484,429	2,694	492,818	-
Net Realized Capital Gains (Losses) on Investments	(12,986)	6,803,982	3,738	1,451,469	-
Net Change in Unrealized Appreciation (Depreciation)	425,853	10,491,458	12,601	3,441,382	-
Net Gain (Loss) on Investment	412,867	17,295,440	16,339	4,892,851	-

Net Increase (Decrease) in Net Assets Resulting from Operations	411,758	17,288,396	16,087	4,642,327	-

Increase (Decrease) in Net Assets from Contract Transactions	2,530,239	(779,199)	(59,306)	2,314,659	-

Total Increase (Decrease) in Net Assets	2,941,997	16,509,197	(43,219)	6,956,986	-

Net Assets as of December 31, 2019:	$4,255,261	$102,356,309	$21,270	$20,122,605	$-

See Accompanying Notes. (1) See Footnote 1	19

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA JPMorgan Asset Allocation - Conservative Service Class	TA JPMorgan Asset Allocation - Growth Initial Class	TA JPMorgan Asset Allocation - Growth Service Class	TA JPMorgan Asset Allocation - Moderate Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$67,550,887	$37,480	$8,452,268	$724,297

Investment Income:
Reinvested Dividends	1,058,840	713	146,826	12,074
Investment Expense:
Mortality and Expense Risk and Administrative Charges	900,570	526	122,608	9,629
Net Investment Income (Loss)	158,270	187	24,218	2,445

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,784,627	2,483	586,919	32,842
Realized Gain (Loss) on Investments	(33,799)	143	373,069	6,833
Net Realized Capital Gains (Losses) on Investments	2,750,828	2,626	959,988	39,675
Net Change in Unrealized Appreciation (Depreciation)	(6,624,071)	(7,174)	(1,990,201)	(86,965)
Net Gain (Loss) on Investment	(3,873,243)	(4,548)	(1,030,213)	(47,290)

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,714,973)	(4,361)	(1,005,995)	(44,845)

Increase (Decrease) in Net Assets from Contract Transactions	(1,917,044)	(1)	(633,474)	(34,981)

Total Increase (Decrease) in Net Assets	(5,632,017)	(4,362)	(1,639,469)	(79,826)

Net Assets as of December 31, 2018:	$61,918,870	$33,118	$6,812,799	$644,471

Investment Income:
Reinvested Dividends	1,494,732	653	121,913	7,780
Investment Expense:
Mortality and Expense Risk and Administrative Charges	855,946	521	113,659	6,591
Net Investment Income (Loss)	638,786	132	8,254	1,189

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,361,878	3,458	763,104	20,163
Realized Gain (Loss) on Investments	(337,782)	107	221,436	55,202
Net Realized Capital Gains (Losses) on Investments	2,024,096	3,565	984,540	75,365
Net Change in Unrealized Appreciation (Depreciation)	4,564,831	4,354	755,872	(13,375)
Net Gain (Loss) on Investment	6,588,927	7,919	1,740,412	61,990

Net Increase (Decrease) in Net Assets Resulting from Operations	7,227,713	8,051	1,748,666	63,179

Increase (Decrease) in Net Assets from Contract Transactions	(5,320,318)	-	1,261,403	(329,189)

Total Increase (Decrease) in Net Assets	1,907,395	8,051	3,010,069	(266,010)

Net Assets as of December 31, 2019:	$63,826,265	$41,169	$9,822,868	$378,461

See Accompanying Notes. (1) See Footnote 1	20

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA JPMorgan Asset Allocation - Moderate Service Class	TA JPMorgan Asset Allocation - Moderate Growth Initial Class	TA JPMorgan Asset Allocation - Moderate Growth Service Class	TA JPMorgan Core Bond Service Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$300,651,662	$447,561	$200,756,348	$30,045,745

Investment Income:
Reinvested Dividends	4,688,662	8,397	3,253,362	880,462
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,131,881	5,836	2,803,047	423,530
Net Investment Income (Loss)	556,781	2,561	450,315	456,932

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	14,756,282	23,292	10,374,870	-
Realized Gain (Loss) on Investments	3,580,999	630	4,192,277	(181,153)
Net Realized Capital Gains (Losses) on Investments	18,337,281	23,922	14,567,147	(181,153)
Net Change in Unrealized Appreciation (Depreciation)	(38,994,466)	(63,524)	(31,733,959)	(720,722)
Net Gain (Loss) on Investment	(20,657,185)	(39,602)	(17,166,812)	(901,875)

Net Increase (Decrease) in Net Assets Resulting from Operations	(20,100,404)	(37,041)	(16,716,497)	(444,943)

Increase (Decrease) in Net Assets from Contract Transactions	804,846	(70)	(9,717,118)	557,592

Total Increase (Decrease) in Net Assets	(19,295,558)	(37,111)	(26,433,615)	112,649

Net Assets as of December 31, 2018:	$281,356,104	$410,450	$174,322,733	$30,158,394

Investment Income:
Reinvested Dividends	5,864,491	6,991	3,539,545	894,030
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,058,421	3,546	2,575,688	513,763
Net Investment Income (Loss)	1,806,070	3,445	963,857	380,267

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	17,132,445	26,910	15,583,435	-
Realized Gain (Loss) on Investments	1,497,566	21,186	1,770,773	62,255
Net Realized Capital Gains (Losses) on Investments	18,630,011	48,096	17,354,208	62,255
Net Change in Unrealized Appreciation (Depreciation)	20,077,627	(5,426)	12,005,317	1,975,602
Net Gain (Loss) on Investment	38,707,638	42,670	29,359,525	2,037,857

Net Increase (Decrease) in Net Assets Resulting from Operations	40,513,708	46,115	30,323,382	2,418,124

Increase (Decrease) in Net Assets from Contract Transactions	(6,992,242)	(407,763)	(16,921,764)	8,855,368

Total Increase (Decrease) in Net Assets	33,521,466	(361,648)	13,401,618	11,273,492

Net Assets as of December 31, 2019:	$314,877,570	$48,802	$187,724,351	$41,431,886

See Accompanying Notes. (1) See Footnote 1	21

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA JPMorgan Enhanced Index Initial Class	TA JPMorgan Enhanced Index Service Class	TA JPMorgan International Moderate Growth Service Class	TA JPMorgan Mid Cap Value Service Class	TA JPMorgan Tactical Allocation Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$722,249	$6,488,465	$50,493,353	$20,619,585	$85,781,288

Investment Income:
Reinvested Dividends	8,098	54,038	1,067,770	116,458	1,594,724
Investment Expense:
Mortality and Expense Risk and Administrative Charges	9,262	92,021	693,539	280,117	1,108,796
Net Investment Income (Loss)	(1,164)	(37,983)	374,231	(163,659)	485,928

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	31,726	268,265	499,247	418,723	2,344,426
Realized Gain (Loss) on Investments	16,019	405,153	801,360	(2,090,995)	962,206
Net Realized Capital Gains (Losses) on Investments	47,745	673,418	1,300,607	(1,672,272)	3,306,632
Net Change in Unrealized Appreciation (Depreciation)	(95,937)	(1,052,337)	(8,292,199)	(549,617)	(7,554,818)
Net Gain (Loss) on Investment	(48,192)	(378,919)	(6,991,592)	(2,221,889)	(4,248,186)

Net Increase (Decrease) in Net Assets Resulting from Operations	(49,356)	(416,902)	(6,617,361)	(2,385,548)	(3,762,258)

Increase (Decrease) in Net Assets from Contract Transactions	(34,496)	(777,535)	(1,938,414)	(3,813,905)	(3,969,888)

Total Increase (Decrease) in Net Assets	(83,852)	(1,194,437)	(8,555,775)	(6,199,453)	(7,732,146)

Net Assets as of December 31, 2018:	$638,397	$5,294,028	$41,937,578	$14,420,132	$78,049,142

Investment Income:
Reinvested Dividends	8,203	46,932	874,084	196,687	1,708,866
Investment Expense:
Mortality and Expense Risk and Administrative Charges	8,857	74,730	601,997	249,280	1,087,881
Net Investment Income (Loss)	(654)	(27,798)	272,087	(52,593)	620,985

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	80,612	579,284	3,507,575	1,553,485	1,019,815
Realized Gain (Loss) on Investments	28,454	397,231	187,879	(892,585)	859,070
Net Realized Capital Gains (Losses) on Investments	109,066	976,515	3,695,454	660,900	1,878,885
Net Change in Unrealized Appreciation (Depreciation)	70,295	429,252	2,403,299	3,002,428	5,608,987
Net Gain (Loss) on Investment	179,361	1,405,767	6,098,753	3,663,328	7,487,872

Net Increase (Decrease) in Net Assets Resulting from Operations	178,707	1,377,969	6,370,840	3,610,735	8,108,857

Increase (Decrease) in Net Assets from Contract Transactions	(65,115)	(982,460)	(4,122,591)	98,224	(3,290,918)

Total Increase (Decrease) in Net Assets	113,592	395,509	2,248,249	3,708,959	4,817,939

Net Assets as of December 31, 2019:	$751,989	$5,689,537	$44,185,827	$18,129,091	$82,867,081

See Accompanying Notes. (1) See Footnote 1	22

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA Legg Mason Dynamic Allocation - Balanced Service Class	TA Legg Mason Dynamic Allocation - Growth Service Class	TA Levin Large Cap Value Service Class	TA Madison Diversified Income Service Class	TA Managed Risk - Balanced ETF Service Class
	Subaccount	Subaccount	Subaccount(1)	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$93,925,698	$60,496,584	$-	$1,092,716	$470,512,548

Investment Income:
Reinvested Dividends	1,225,870	715,240	-	26,495	7,722,594
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,164,897	798,332	276	22,335	6,126,246
Net Investment Income (Loss)	60,973	(83,092)	(276)	4,160	1,596,348

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	36,475	-
Realized Gain (Loss) on Investments	507,288	603,637	239	(7,148)	3,746,811
Net Realized Capital Gains (Losses) on Investments	507,288	603,637	239	29,327	3,746,811
Net Change in Unrealized Appreciation (Depreciation)	(4,571,719)	(3,892,092)	(14,117)	(71,172)	(31,797,214)
Net Gain (Loss) on Investment	(4,064,431)	(3,288,455)	(13,878)	(41,845)	(28,050,403)

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,003,458)	(3,371,547)	(14,154)	(37,685)	(26,454,055)

Increase (Decrease) in Net Assets from Contract Transactions	(9,202,697)	(4,382,516)	109,171	898,739	(21,595,017)

Total Increase (Decrease) in Net Assets	(13,206,155)	(7,754,063)	95,017	861,054	(48,049,072)

Net Assets as of December 31, 2018:	$80,719,543	$52,742,521	$95,017	$1,953,770	$422,463,476

Investment Income:
Reinvested Dividends	1,340,316	749,485	1,348	72,628	8,722,126
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,107,531	745,398	4,859	54,480	5,839,315
Net Investment Income (Loss)	232,785	4,087	(3,511)	18,148	2,882,811

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,121,949	1,883,393	1,726	123,885	11,619,068
Realized Gain (Loss) on Investments	566,463	504,872	(575)	18,164	3,139,075
Net Realized Capital Gains (Losses) on Investments	2,688,412	2,388,265	1,151	142,049	14,758,143
Net Change in Unrealized Appreciation (Depreciation)	8,407,419	5,336,617	53,008	292,167	40,448,294
Net Gain (Loss) on Investment	11,095,831	7,724,882	54,159	434,216	55,206,437

Net Increase (Decrease) in Net Assets Resulting from Operations	11,328,616	7,728,969	50,648	452,364	58,089,248

Increase (Decrease) in Net Assets from Contract Transactions	(6,870,723)	(4,751,635)	720,498	3,366,867	(27,373,810)

Total Increase (Decrease) in Net Assets	4,457,893	2,977,334	771,146	3,819,231	30,715,438

Net Assets as of December 31, 2019:	$85,177,436	$55,719,855	$866,163	$5,773,001	$453,178,914

See Accompanying Notes. (1) See Footnote 1	23

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA Managed Risk - Conservative ETF Service Class	TA Managed Risk - Growth ETF Service Class	TA Market Participation Strategy Service Class	TA Morgan Stanley Capital Growth Initial Class	TA Morgan Stanley Capital Growth Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$89,983,402	$395,368,871	$34,598,644	$84,267	$6,155,878

Investment Income:
Reinvested Dividends	1,519,803	6,021,010	123,458	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,116,734	5,114,833	466,848	1,439	106,364
Net Investment Income (Loss)	403,069	906,177	(343,390)	(1,439)	(106,364)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	561,839	-	1,855,715	17,738	1,335,908
Realized Gain (Loss) on Investments	555,022	2,206,422	565,114	160	374,059
Net Realized Capital Gains (Losses) on Investments	1,116,861	2,206,422	2,420,829	17,898	1,709,967
Net Change in Unrealized Appreciation (Depreciation)	(5,607,469)	(33,664,024)	(3,372,930)	(12,256)	(1,459,765)
Net Gain (Loss) on Investment	(4,490,608)	(31,457,602)	(952,101)	5,642	250,202

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,087,539)	(30,551,425)	(1,295,491)	4,203	143,838

Increase (Decrease) in Net Assets from Contract Transactions	(7,919,425)	(35,407,291)	(3,057,895)	5,623	1,136,063

Total Increase (Decrease) in Net Assets	(12,006,964)	(65,958,716)	(4,353,386)	9,826	1,279,901

Net Assets as of December 31, 2018:	$77,976,438	$329,410,155	$30,245,258	$94,093	$7,435,779

Investment Income:
Reinvested Dividends	1,628,758	6,025,880	290,560	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,033,810	4,623,161	442,263	5,449	185,660
Net Investment Income (Loss)	594,948	1,402,719	(151,703)	(5,449)	(185,660)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,905,719	29,978,148	4,807,716	6,283	990,908
Realized Gain (Loss) on Investments	779,282	1,335,417	181,348	3,012	501,743
Net Realized Capital Gains (Losses) on Investments	4,685,001	31,313,565	4,989,064	9,295	1,492,651
Net Change in Unrealized Appreciation (Depreciation)	2,774,759	23,496,152	139,730	131,541	1,383,447
Net Gain (Loss) on Investment	7,459,760	54,809,717	5,128,794	140,836	2,876,098

Net Increase (Decrease) in Net Assets Resulting from Operations	8,054,708	56,212,436	4,977,091	135,387	2,690,438

Increase (Decrease) in Net Assets from Contract Transactions	(9,801,235)	(30,858,909)	(1,916,169)	1,841,051	20,325,593

Total Increase (Decrease) in Net Assets	(1,746,527)	25,353,527	3,060,922	1,976,438	23,016,031

Net Assets as of December 31, 2019:	$76,229,911	$354,763,682	$33,306,180	$2,070,531	$30,451,810

See Accompanying Notes. (1) See Footnote 1	24

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA Multi-Managed Balanced Initial Class	TA Multi-Managed Balanced Service Class	TA Multi-Manager Alternative Strategies Service Class	TA PIMCO Tactical - Balanced Service Class	TA PIMCO Tactical - Conservative Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$31,264	$133,663,918	$283,601	$37,398,555	$24,740,125

Investment Income:
Reinvested Dividends	450	1,653,695	2,421	1,140,070	753,052
Investment Expense:
Mortality and Expense Risk and Administrative Charges	438	1,775,449	3,471	488,682	312,182
Net Investment Income (Loss)	12	(121,754)	(1,050)	651,388	440,870

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,233	5,425,736	-	2,609,039	1,426,668
Realized Gain (Loss) on Investments	52	1,589,333	(588)	239,223	41,760
Net Realized Capital Gains (Losses) on Investments	1,285	7,015,069	(588)	2,848,262	1,468,428
Net Change in Unrealized Appreciation (Depreciation)	(2,860)	(13,776,192)	(16,395)	(6,402,693)	(3,370,862)
Net Gain (Loss) on Investment	(1,575)	(6,761,123)	(16,983)	(3,554,431)	(1,902,434)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,563)	(6,882,877)	(18,033)	(2,903,043)	(1,461,564)

Increase (Decrease) in Net Assets from Contract Transactions	1	(1,883,475)	32,901	(2,489,100)	(2,938,076)

Total Increase (Decrease) in Net Assets	(1,562)	(8,766,352)	14,868	(5,392,143)	(4,399,640)

Net Assets as of December 31, 2018:	$29,702	$124,897,566	$298,469	$32,006,412	$20,340,485

Investment Income:
Reinvested Dividends	549	1,913,898	2,908	55,833	21,509
Investment Expense:
Mortality and Expense Risk and Administrative Charges	460	1,769,188	4,204	466,200	296,121
Net Investment Income (Loss)	89	144,710	(1,296)	(410,367)	(274,612)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,080	8,544,843	-	-	-
Realized Gain (Loss) on Investments	57	1,632,427	198	(8,103)	1,711
Net Realized Capital Gains (Losses) on Investments	2,137	10,177,270	198	(8,103)	1,711
Net Change in Unrealized Appreciation (Depreciation)	3,743	13,921,565	24,034	6,074,554	3,508,843
Net Gain (Loss) on Investment	5,880	24,098,835	24,232	6,066,451	3,510,554

Net Increase (Decrease) in Net Assets Resulting from Operations	5,969	24,243,545	22,936	5,656,084	3,235,942

Increase (Decrease) in Net Assets from Contract Transactions	(2)	(8,295,321)	86,744	(1,869,668)	(698,051)

Total Increase (Decrease) in Net Assets	5,967	15,948,224	109,680	3,786,416	2,537,891

Net Assets as of December 31, 2019:	$35,669	$140,845,790	$408,149	$35,792,828	$22,878,376

See Accompanying Notes. (1) See Footnote 1	25

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA PIMCO Tactical - Growth Service Class	TA PIMCO Total Return Initial Class	TA PIMCO Total Return Service Class	TA PineBridge Inflation Opportunities Service Class	TA ProFunds UltraBear Service Class (OAM)
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$37,085,031	$348,545	$76,692,551	$15,394,034	$479,737

Investment Income:
Reinvested Dividends	1,138,284	9,076	1,793,248	273,949	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	499,196	4,726	1,034,078	219,119	8,946
Net Investment Income (Loss)	639,088	4,350	759,170	54,830	(8,946)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,687,457	1,790	393,464	-	-
Realized Gain (Loss) on Investments	244,397	(843)	(741,614)	(162,606)	(199,596)
Net Realized Capital Gains (Losses) on Investments	3,931,854	947	(348,150)	(162,606)	(199,596)
Net Change in Unrealized Appreciation (Depreciation)	(7,877,149)	(12,495)	(2,269,582)	(359,622)	231,222
Net Gain (Loss) on Investment	(3,945,295)	(11,548)	(2,617,732)	(522,228)	31,626

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,306,207)	(7,198)	(1,858,562)	(467,398)	22,680

Increase (Decrease) in Net Assets from Contract Transactions	(574,922)	(12,357)	(4,066,264)	209,396	996,533

Total Increase (Decrease) in Net Assets	(3,881,129)	(19,555)	(5,924,826)	(258,002)	1,019,213

Net Assets as of December 31, 2018:	$33,203,902	$328,990	$70,767,725	$15,136,032	$1,498,950

Investment Income:
Reinvested Dividends	-	6,617	1,612,735	360,395	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	491,552	3,974	994,862	225,325	9,870
Net Investment Income (Loss)	(491,552)	2,643	617,873	135,070	(9,870)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	57,052	(1,060)	(186,696)	(33,475)	(239,102)
Net Realized Capital Gains (Losses) on Investments	57,052	(1,060)	(186,696)	(33,475)	(239,102)
Net Change in Unrealized Appreciation (Depreciation)	6,995,947	17,461	4,216,755	901,692	(206,523)
Net Gain (Loss) on Investment	7,052,999	16,401	4,030,059	868,217	(445,625)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,561,447	19,044	4,647,932	1,003,287	(455,495)

Increase (Decrease) in Net Assets from Contract Transactions	(1,443,828)	(96,965)	(3,702,128)	125,891	(589,719)

Total Increase (Decrease) in Net Assets	5,117,619	(77,921)	945,804	1,129,178	(1,045,214)

Net Assets as of December 31, 2019:	$38,321,521	$251,069	$71,713,529	$16,265,210	$453,736

See Accompanying Notes. (1) See Footnote 1	26

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA QS Investors Active Asset Allocation - Conservative Service Class	TA QS Investors Active Asset Allocation - Moderate Service Class	TA QS Investors Active Asset Allocation - Moderate Growth Service Class	TA Small/Mid Cap Value Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$26,090,564	$93,891,791	$57,992,860	$3,307,890

Investment Income:
Reinvested Dividends	373,891	1,312,059	722,502	29,124
Investment Expense:
Mortality and Expense Risk and Administrative Charges	299,242	1,203,686	774,830	42,615
Net Investment Income (Loss)	74,649	108,373	(52,328)	(13,491)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	315,138
Realized Gain (Loss) on Investments	197,184	620,251	307,032	14,311
Net Realized Capital Gains (Losses) on Investments	197,184	620,251	307,032	329,449
Net Change in Unrealized Appreciation (Depreciation)	(1,247,490)	(5,669,763)	(4,251,924)	(715,021)
Net Gain (Loss) on Investment	(1,050,306)	(5,049,512)	(3,944,892)	(385,572)

Net Increase (Decrease) in Net Assets Resulting from Operations	(975,657)	(4,941,139)	(3,997,220)	(399,063)

Increase (Decrease) in Net Assets from Contract Transactions	(3,169,664)	(5,461,714)	(5,271,929)	(133,387)

Total Increase (Decrease) in Net Assets	(4,145,321)	(10,402,853)	(9,269,149)	(532,450)

Net Assets as of December 31, 2018:	$21,945,243	$83,488,938	$48,723,711	$2,775,440

Investment Income:
Reinvested Dividends	437,722	1,549,365	836,930	26,962
Investment Expense:
Mortality and Expense Risk and Administrative Charges	278,885	1,123,475	689,853	38,675
Net Investment Income (Loss)	158,837	425,890	147,077	(11,713)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,657,376	5,858,036	3,320,278	214,761
Realized Gain (Loss) on Investments	81,691	348,994	(117,585)	1,696
Net Realized Capital Gains (Losses) on Investments	1,739,067	6,207,030	3,202,693	216,457
Net Change in Unrealized Appreciation (Depreciation)	174,293	1,199,812	1,254,133	411,909
Net Gain (Loss) on Investment	1,913,360	7,406,842	4,456,826	628,366

Net Increase (Decrease) in Net Assets Resulting from Operations	2,072,197	7,832,732	4,603,903	616,653

Increase (Decrease) in Net Assets from Contract Transactions	(1,857,100)	(5,595,849)	(4,645,871)	(434,930)

Total Increase (Decrease) in Net Assets	215,097	2,236,883	(41,968)	181,723

Net Assets as of December 31, 2019:	$22,160,340	$85,725,821	$48,681,743	$2,957,163

See Accompanying Notes. (1) See Footnote 1	27

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA Small/Mid Cap Value Service Class	TA T. Rowe Price Small Cap Initial Class	TA T. Rowe Price Small Cap Service Class	TA TS&W International Equity Initial Class	TA TS&W International Equity Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$12,762,113	$369,816	$37,625,384	$765,459	$3,615,192

Investment Income:
Reinvested Dividends	87,628	-	-	16,784	65,666
Investment Expense:
Mortality and Expense Risk and Administrative Charges	189,996	3,662	568,399	9,692	49,850
Net Investment Income (Loss)	(102,368)	(3,662)	(568,399)	7,092	15,816

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,297,030	19,093	2,007,908	-	-
Realized Gain (Loss) on Investments	(186,995)	11,402	1,211,003	10,755	57,355
Net Realized Capital Gains (Losses) on Investments	1,110,035	30,495	3,218,911	10,755	57,355
Net Change in Unrealized Appreciation (Depreciation)	(2,712,175)	(54,860)	(5,418,152)	(137,315)	(644,158)
Net Gain (Loss) on Investment	(1,602,140)	(24,365)	(2,199,241)	(126,560)	(586,803)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,704,508)	(28,027)	(2,767,640)	(119,468)	(570,987)

Increase (Decrease) in Net Assets from Contract Transactions	44,069	(40,018)	(4,713,670)	(40,482)	(193,790)

Total Increase (Decrease) in Net Assets	(1,660,439)	(68,045)	(7,481,310)	(159,950)	(764,777)

Net Assets as of December 31, 2018:	$11,101,674	$301,771	$30,144,074	$605,509	$2,850,415

Investment Income:
Reinvested Dividends	106,183	-	-	8,972	42,472
Investment Expense:
Mortality and Expense Risk and Administrative Charges	197,656	2,645	547,614	8,586	50,130
Net Investment Income (Loss)	(91,473)	(2,645)	(547,614)	386	(7,658)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,129,468	17,711	4,152,252	9,911	57,364
Realized Gain (Loss) on Investments	(297,443)	27,962	1,416,617	6,176	18,047
Net Realized Capital Gains (Losses) on Investments	832,025	45,673	5,568,869	16,087	75,411
Net Change in Unrealized Appreciation (Depreciation)	1,995,116	29,160	4,526,933	96,690	536,963
Net Gain (Loss) on Investment	2,827,141	74,833	10,095,802	112,777	612,374

Net Increase (Decrease) in Net Assets Resulting from Operations	2,735,668	72,188	9,548,188	113,163	604,716

Increase (Decrease) in Net Assets from Contract Transactions	2,722,416	(194,570)	2,847,098	(37,887)	567,638

Total Increase (Decrease) in Net Assets	5,458,084	(122,382)	12,395,286	75,276	1,172,354

Net Assets as of December 31, 2019:	$16,559,758	$179,389	$42,539,360	$680,785	$4,022,769

See Accompanying Notes. (1) See Footnote 1	28

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	TA U.S. Equity Index Service Class	TA WMC US Growth Initial Class	TA WMC US Growth Service Class	Vanguard® - Capital Growth	Vanguard® - Conservative Allocation
	Subaccount	Subaccount	Subaccount	Subaccount(1)	Subaccount(1)

Net Assets as of December 31, 2017:	$918,226	$3,010,710	$22,079,032	$-	$-

Investment Income:
Reinvested Dividends	9,860	14,347	63,161	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	59,921	41,277	339,801	-	-
Net Investment Income (Loss)	(50,061)	(26,930)	(276,640)	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	6,371	247,569	1,939,446	-	-
Realized Gain (Loss) on Investments	4,866	103,844	897,936	-	-
Net Realized Capital Gains (Losses) on Investments	11,237	351,413	2,837,382	-	-
Net Change in Unrealized Appreciation (Depreciation)	(543,333)	(347,416)	(2,755,160)	-	-
Net Gain (Loss) on Investment	(532,096)	3,997	82,222	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	(582,157)	(22,933)	(194,418)	-	-

Increase (Decrease) in Net Assets from Contract Transactions	5,357,749	(321,752)	(1,677,132)	-	-

Total Increase (Decrease) in Net Assets	4,775,592	(344,685)	(1,871,550)	-	-

Net Assets as of December 31, 2018:	$5,693,818	$2,666,025	$20,207,482	$-	$-

Investment Income:
Reinvested Dividends	88,441	4,153	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	241,498	47,611	378,795	-	-
Net Investment Income (Loss)	(153,057)	(43,458)	(378,795)	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	270,448	2,221,095	-	-
Realized Gain (Loss) on Investments	742,618	82,861	786,793	-	-
Net Realized Capital Gains (Losses) on Investments	742,618	353,309	3,007,888	-	-
Net Change in Unrealized Appreciation (Depreciation)	3,452,602	804,049	5,632,152	-	-
Net Gain (Loss) on Investment	4,195,220	1,157,358	8,640,040	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	4,042,163	1,113,900	8,261,245	-	-

Increase (Decrease) in Net Assets from Contract Transactions	24,468,153	1,501,340	8,418,463	-	-

Total Increase (Decrease) in Net Assets	28,510,316	2,615,240	16,679,708	-	-

Net Assets as of December 31, 2019:	$34,204,134	$5,281,265	$36,887,190	$-	$-

See Accompanying Notes. (1) See Footnote 1	29

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	Vanguard® - Diversified Value	Vanguard® Balanced	Vanguard® Equity Income	Vanguard® Equity Index	Vanguard® Global Bond Index
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount	Subaccount(1)

Net Assets as of December 31, 2017:	$-	$-	$-	$968,675	$-

Investment Income:
Reinvested Dividends	-	-	-	16,518	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	8,035	-
Net Investment Income (Loss)	-	-	-	8,483	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	16,079	-
Realized Gain (Loss) on Investments	-	-	-	1,482	-
Net Realized Capital Gains (Losses) on Investments	-	-	-	17,561	-
Net Change in Unrealized Appreciation (Depreciation)	-	-	-	(77,112)	-
Net Gain (Loss) on Investment	-	-	-	(59,551)	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	-	(51,068)	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-	-	(1)	-

Total Increase (Decrease) in Net Assets	-	-	-	(51,069)	-

Net Assets as of December 31, 2018:	$-	$-	$-	$917,606	$-

Investment Income:
Reinvested Dividends	-	-	-	20,082	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	4,767	-
Net Investment Income (Loss)	-	-	-	15,315	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	26,294	-
Realized Gain (Loss) on Investments	-	-	-	209,199	-
Net Realized Capital Gains (Losses) on Investments	-	-	-	235,493	-
Net Change in Unrealized Appreciation (Depreciation)	-	-	-	(95,893)	-
Net Gain (Loss) on Investment	-	-	-	139,600	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	-	154,915	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-	-	(1,072,521)	-

Total Increase (Decrease) in Net Assets	-	-	-	(917,606)	-

Net Assets as of December 31, 2019:	$-	$-	$-	$-	$-

See Accompanying Notes. (1) See Footnote 1	30

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	Vanguard® Growth	Vanguard® High Yield Bond	Vanguard® International	Vanguard® Mid-Cap Index	Vanguard® Moderate Allocation
	Subaccount(1)	Subaccount(1)	Subaccount	Subaccount	Subaccount(1)

Net Assets as of December 31, 2017:	$-	$-	$646,515	$-	$-

Investment Income:
Reinvested Dividends	-	-	4,941	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	5,147	-	-
Net Investment Income (Loss)	-	-	(206)	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	16,536	-	-
Realized Gain (Loss) on Investments	-	-	4,484	-	-
Net Realized Capital Gains (Losses) on Investments	-	-	21,020	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	-	(105,138)	-	-
Net Gain (Loss) on Investment	-	-	(84,118)	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	(84,324)	-	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-	(9,908)	-	-

Total Increase (Decrease) in Net Assets	-	-	(94,232)	-	-

Net Assets as of December 31, 2018:	$-	$-	$552,283	$-	$-

Investment Income:
Reinvested Dividends	-	-	9,015	7,282	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	2,575	4,731	-
Net Investment Income (Loss)	-	-	6,440	2,551	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	19,659	37,539	-
Realized Gain (Loss) on Investments	-	-	104,633	50,968	-
Net Realized Capital Gains (Losses) on Investments	-	-	124,292	88,507	-
Net Change in Unrealized Appreciation (Depreciation)	-	-	(50,659)	14,869	-
Net Gain (Loss) on Investment	-	-	73,633	103,376	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	80,073	105,927	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-	(632,356)	583,185	-

Total Increase (Decrease) in Net Assets	-	-	(552,283)	689,112	-

Net Assets as of December 31, 2019:	$-	$-	$-	$689,112	$-

See Accompanying Notes. (1) See Footnote 1	31

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	Vanguard® Money Market	Vanguard® Real Estate Index	Vanguard® Short-Term Investment Grade	Vanguard® Total Bond Market Index	Vanguard® Total International Stock Market Index
	Subaccount(1)	Subaccount	Subaccount	Subaccount	Subaccount(1)

Net Assets as of December 31, 2017:	$-	$-	$-	$359,524	$-

Investment Income:
Reinvested Dividends	-	-	-	8,087	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	2,831	-
Net Investment Income (Loss)	-	-	-	5,256	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	685	-
Realized Gain (Loss) on Investments	-	-	-	(229)	-
Net Realized Capital Gains (Losses) on Investments	-	-	-	456	-
Net Change in Unrealized Appreciation (Depreciation)	-	-	-	(9,052)	-
Net Gain (Loss) on Investment	-	-	-	(8,596)	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	-	(3,340)	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-	-	(1)	-

Total Increase (Decrease) in Net Assets	-	-	-	(3,341)	-

Net Assets as of December 31, 2018:	$-	$-	$-	$356,183	$-

Investment Income:
Reinvested Dividends	-	6,749	17,292	27,802	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	2,225	5,966	7,889	-
Net Investment Income (Loss)	-	4,524	11,326	19,913	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	12,197	-	-	-
Realized Gain (Loss) on Investments	-	23,175	14,908	35,152	-
Net Realized Capital Gains (Losses) on Investments	-	35,372	14,908	35,152	-
Net Change in Unrealized Appreciation (Depreciation)	-	5,993	1,707	22,429	-
Net Gain (Loss) on Investment	-	41,365	16,615	57,581	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	45,889	27,941	77,494	-

Increase (Decrease) in Net Assets from Contract Transactions	-	239,411	796,699	348,716	-

Total Increase (Decrease) in Net Assets	-	285,300	824,640	426,210	-

Net Assets as of December 31, 2019:	$-	$285,300	$824,640	$782,393	$-

See Accompanying Notes. (1) See Footnote 1	32

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	Vanguard® Total Stock Market Index	Voya Global Perspectives Class S Shares	Voya Large Cap Value Class S Shares	Voya Strategic Allocation Conservative Class S Shares	Voya Strategic Allocation Moderate Class S Shares
	Subaccount(1)	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$-	$-	$-	$-	$-

Investment Income:
Reinvested Dividends	-	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	-	-	-	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	-	-	-	-	-
Net Realized Capital Gains (Losses) on Investments	-	-	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	-	-	-	-
Net Gain (Loss) on Investment	-	-	-	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	-	-	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-	-	-	-

Total Increase (Decrease) in Net Assets	-	-	-	-	-

Net Assets as of December 31, 2018:	$-	$-	$-	$-	$-

Investment Income:
Reinvested Dividends	-	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Net Investment Income (Loss)	-	-	-	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	-	-	-	-	-
Net Realized Capital Gains (Losses) on Investments	-	-	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	-	-	-	-
Net Gain (Loss) on Investment	-	-	-	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	-	-	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-	-	-	-

Total Increase (Decrease) in Net Assets	-	-	-	-	-

Net Assets as of December 31, 2019:	$-	$-	$-	$-	$-

See Accompanying Notes. (1) See Footnote 1	33

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2018 and 2019, Except as Noted

	Wanger International	Wanger USA
	Subaccount	Subaccount

Net Assets as of December 31, 2017:	$-	$-

Investment Income:
Reinvested Dividends	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-
Net Investment Income (Loss)	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-
Realized Gain (Loss) on Investments	-	-
Net Realized Capital Gains (Losses) on Investments	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	-
Net Gain (Loss) on Investment	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-

Total Increase (Decrease) in Net Assets	-	-

Net Assets as of December 31, 2018:	$-	$-

Investment Income:
Reinvested Dividends	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-
Net Investment Income (Loss)	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-
Realized Gain (Loss) on Investments	-	-
Net Realized Capital Gains (Losses) on Investments	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	-
Net Gain (Loss) on Investment	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-

Total Increase (Decrease) in Net Assets	-	-

Net Assets as of December 31, 2019:	$-	$-

See Accompanying Notes. (1) See Footnote 1	34

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

1. Organization

Separate Account VA BNY (the Separate Account) is a segregated investment account of Transamerica Financial Life Insurance Company (TFLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of the Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TFLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TFLIC’s other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Transamerica Landmark NY Variable Annuity, Transamerica Variable Annuity Series, Partners Variable Annuity Series, Transamerica LandmarkSM NY Variable Annuity, Transamerica AxiomSM II, Transamerica PrincipiumSM III, Transamerica Retirement Income Plus, Transamerica Income EliteSM II, Transamerica Advisor Elite II, Transamerica Variable Annuity O-Share, Transamerica LibertySM NY Variable Annuity, Transamerica AxiomSM NY Variable Annuity, Transamerica PrincipiumSM II Variable Annuity, Income EliteSM Variable Annuity, Transamerica Annuity I-Share, Transamerica InspireSM Variable Annuity and Transamerica Advisory Annuity.

TA ProFunds UltraBear Service Class (OAM) is included in the subaccount listing only to facilitate a contract owner purchase option.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

AB Variable Products Series Fund, Inc.	AB Variable Products Series Fund, Inc.

AB Balanced Wealth Strategy Class B Shares	AB Balanced Wealth Strategy Portfolio Class B Shares

AB Growth and Income Class B Shares	AB Growth and Income Portfolio Class B Shares

AB Large Cap Growth Class B Shares	AB Large Cap Growth Portfolio Class B Shares

American Funds Insurance Series®	American Funds Insurance Series®

American Funds - Asset Allocation Class 2 Shares	American Funds - Asset Allocation Fund Class 2 Shares

American Funds - Bond Class 2 Shares	American Funds - Bond Fund Class 2 Shares

American Funds - Growth Class 2 Shares	American Funds - Growth Fund Class 2 Shares

American Funds - Growth-Income Class 2 Shares	American Funds - Growth-Income Fund Class 2 Shares

American Funds - International Class 2 Shares	American Funds - International Fund Class 2 Shares

DFA Investment Dimensions Group Inc.	DFA Investment Dimensions Group Inc.

DFA VA Equity Allocation	DFA VA Equity Allocation Portfolio

DFA VA Global Bond	DFA VA Global Bond Portfolio

DFA VA Global Moderate Allocation	DFA VA Global Moderate Allocation Portfolio

DFA VA International Small	DFA VA International Small Portfolio

DFA VA International Value	DFA VA International Value Portfolio

DFA VA Short-Term Fixed	DFA VA Short-Term Fixed Portfolio

DFA VA U.S. Large Value	DFA VA U.S. Large Value Portfolio

DFA VA U.S. Targeted Value	DFA VA U.S. Targeted Value Portfolio

Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund

Fidelity® VIP Balanced Service Class 2	Fidelity® VIP Balanced Service Portfolio Class 2

Fidelity® VIP Contrafund® Initial Class	Fidelity® VIP Contrafund® Portfolio Initial Class

Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2

Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Service Class 2

Fidelity® VIP Growth Service Class 2	Fidelity® VIP Growth Portfolio Service Class 2

Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2

Fidelity® VIP Mid Cap Initial Class	Fidelity® VIP Mid Cap Portfolio Initial Class

35

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

1.  Organization (continued)

Subaccount Investment by Mutual Fund:

Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund

Fidelity® VIP Mid Cap Service Class 2	Fidelity® VIP Mid Cap Portfolio Service Class 2

Fidelity® VIP Value Strategies Initial Class	Fidelity® VIP Value Strategies Portfolio Initial Class

Fidelity® VIP Value Strategies Service Class 2	Fidelity® VIP Value Strategies Portfolio Service Class 2

Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust

Franklin Allocation Class 4 Shares	Franklin Allocation Fund Class 4 Shares

Franklin Income Class 2 Shares	Franklin Income Fund Class 2 Shares

Franklin Mutual Shares Class 2 Shares	Franklin Mutual Shares Fund Class 2 Shares

Franklin Templeton Foreign Class 2 Shares	Franklin Templeton Foreign Fund Class 2 Shares

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Series II Shares	Invesco V.I. American Franchise Fund Series II Shares

Janus Aspen Series	Janus Aspen Series

Janus Henderson - Enterprise Service Shares	Janus Henderson - Enterprise Service Shares

Janus Henderson - Global Research Service Shares	Janus Henderson - Global Research Portfolio Service Shares

Janus Henderson - Mid Cap Value Service Shares	Janus Henderson - Mid Cap Value Portfolio Service Shares

JPMorgan Insurance Trust	JPMorgan Insurance Trust

JPMorgan Insurance Trust Core Bond Class 1 Shares	JPMorgan Insurance Trust Core Bond Class 1 Shares

JPMorgan Insurance Trust Mid Cap Value Class 1 Shares	JPMorgan Insurance Trust Mid Cap Value Class 1 Shares

JPMorgan Insurance Trust Small Cap Core Class 1 Shares	JPMorgan Insurance Trust Small Cap Core Class 1 Shares

JPMorgan Insurance Trust U.S. Equity Class 1 Shares	JPMorgan Insurance Trust U.S. Equity Class 1 Shares

MFS® Variable Insurance Trust	MFS® Variable Insurance Trust

MFS® New Discovery Service Class	MFS® New Discovery Series Service Class

MFS® Total Return Service Class	MFS® Total Return Series Service Class

State Street Variable Insurance Series Funds, Inc.	State Street Variable Insurance Series Funds, Inc.

State Street Total Return V.I.S. Class 3 Shares	State Street Total Return V.I.S. Fund Class 3 Shares

Transamerica Series Trust	Transamerica Series Trust

TA 60/40 Allocation Service Class	Transamerica 60/40 Allocation VP Service Class

TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class

TA Aegon High Yield Bond Service Class	Transamerica Aegon High Yield Bond VP Service Class

TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class

TA Aegon U.S. Government Securities Service Class	Transamerica Aegon U.S. Government Securities VP Service Class

TA American Funds Managed Risk - Balanced Service Class	Transamerica American Funds Managed Risk - Balanced VP Service Class

TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class

TA Barrow Hanley Dividend Focused Service Class	Transamerica Barrow Hanley Dividend Focused VP Service Class

TA BlackRock Global Allocation Service Class	Transamerica BlackRock Global Allocation VP Service Class

TA BlackRock Global Allocation Managed Risk - Balanced Service Class	Transamerica BlackRock Global Allocation Managed Risk - Balanced VP Service Class

TA BlackRock Global Allocation Managed Risk - Growth Service Class	Transamerica BlackRock Global Allocation Managed Risk - Growth VP Service Class

TA BlackRock Global Real Estate Securities Initial Class	Transamerica BlackRock Global Real Estate Securities VP Initial Class

TA BlackRock Global Real Estate Securities Service Class	Transamerica BlackRock Global Real Estate Securities VP Service Class

TA BlackRock Government Money Market Initial Class	Transamerica BlackRock Government Money Market VP Initial Class

TA BlackRock Government Money Market Service Class	Transamerica BlackRock Government Money Market VP Service Class

TA BlackRock iShares Edge 100 Service Class	Transamerica BlackRock iShares Edge 100 VP Service Class

TA BlackRock iShares Edge 40 Initial Class	Transamerica BlackRock iShares Edge 40 VP Initial Class

TA BlackRock iShares Edge 40 Service Class	Transamerica BlackRock iShares Edge 40 VP Service Class

TA BlackRock iShares Edge 50 Service Class	Transamerica BlackRock iShares Edge 50 VP Service Class

36

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

1.  Organization (continued)

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund

TA BlackRock iShares Edge 75 Service Class	Transamerica BlackRock iShares Edge 75 VP Service Class

TA BlackRock Tactical Allocation Service Class	Transamerica BlackRock Tactical Allocation VP Service Class

TA Greystone International Growth Initial Class	Transamerica Greystone International Growth VP Initial Class

TA Greystone International Growth Service Class	Transamerica Greystone International Growth VP Service Class

TA International Equity Index Service Class	Transamerica International Equity Index VP Service Class

TA Janus Balanced Service Class	Transamerica Janus Balanced VP Service Class

TA Janus Mid-Cap Growth Initial Class	Transamerica Janus Mid-Cap Growth VP Initial Class

TA Janus Mid-Cap Growth Service Class	Transamerica Janus Mid-Cap Growth VP Service Class

Transamerica Series Trust	Transamerica Series Trust

TA Jennison Growth Initial Class	Transamerica Jennison Growth VP Initial Class

TA Jennison Growth Service Class	Transamerica Jennison Growth VP Service Class

TA JPMorgan Asset Allocation - Conservative Initial Class	Transamerica JPMorgan Asset Allocation - Conservative VP Initial Class

TA JPMorgan Asset Allocation - Conservative Service Class	Transamerica JPMorgan Asset Allocation - Conservative VP Service Class

TA JPMorgan Asset Allocation - Growth Initial Class	Transamerica JPMorgan Asset Allocation - Growth VP Initial Class

TA JPMorgan Asset Allocation - Growth Service Class	Transamerica JPMorgan Asset Allocation - Growth VP Service Class

TA JPMorgan Asset Allocation - Moderate Initial Class	Transamerica JPMorgan Asset Allocation - Moderate VP Initial Class

TA JPMorgan Asset Allocation - Moderate Service Class	Transamerica JPMorgan Asset Allocation - Moderate VP Service Class

TA JPMorgan Asset Allocation - Moderate Growth Initial Class	Transamerica JPMorgan Asset Allocation - Moderate Growth VP Initial Class

TA JPMorgan Asset Allocation - Moderate Growth Service Class	Transamerica JPMorgan Asset Allocation - Moderate Growth VP Service Class

TA JPMorgan Core Bond Service Class	Transamerica JPMorgan Core Bond VP Service Class

TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class

TA JPMorgan Enhanced Index Service Class	Transamerica JPMorgan Enhanced Index VP Service Class

TA JPMorgan International Moderate Growth Service Class	Transamerica JPMorgan International Moderate Growth VP Service Class

TA JPMorgan Mid Cap Value Service Class	Transamerica JPMorgan Mid Cap Value VP Service Class

TA JPMorgan Tactical Allocation Service Class	Transamerica JPMorgan Tactical Allocation VP Service Class

TA Legg Mason Dynamic Allocation - Balanced Service Class	Transamerica Legg Mason Dynamic Allocation - Balanced VP Service Class

TA Legg Mason Dynamic Allocation - Growth Service Class	Transamerica Legg Mason Dynamic Allocation - Growth VP Service Class

TA Levin Large Cap Value Service Class	Transamerica Levin Large Cap Value VP Service Class

TA Madison Diversified Income Service Class	Transamerica Madison Diversified Income VP Service Class

TA Managed Risk - Balanced ETF Service Class	Transamerica Managed Risk - Balanced ETF VP Service Class

TA Managed Risk - Conservative ETF Service Class	Transamerica Managed Risk - Conservative ETF VP Service Class

TA Managed Risk - Growth ETF Service Class	Transamerica Managed Risk - Growth ETF VP Service Class

TA Market Participation Strategy Service Class	Transamerica Market Participation Strategy VP Service Class

TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class

TA Morgan Stanley Capital Growth Service Class	Transamerica Morgan Stanley Capital Growth VP Service Class

TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class

TA Multi-Managed Balanced Service Class	Transamerica Multi-Managed Balanced VP Service Class

TA Multi-Manager Alternative Strategies Service Class	Transamerica Multi-Manager Alt Strategies VP Service Class

TA PIMCO Tactical - Balanced Service Class	Transamerica PIMCO Tactical - Balanced VP Service Class

TA PIMCO Tactical - Conservative Service Class	Transamerica PIMCO Tactical - Conservative VP Service Class

TA PIMCO Tactical - Growth Service Class	Transamerica PIMCO Tactical - Growth VP Service Class

TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class

37

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

1.  Organization (continued)

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund

TA PIMCO Total Return Service Class	Transamerica PIMCO Total Return VP Service Class

TA PineBridge Inflation Opportunities Service Class	Transamerica PineBridge Inflation Opportunities VP Service Class

TA ProFunds UltraBear Service Class (OAM)	Transamerica ProFunds UltraBear VP Service Class (OAM)

TA QS Investors Active Asset Allocation - Conservative Service Class	Transamerica QS Investors Active Asset Allocation - Conservative VP Service Class

TA QS Investors Active Asset Allocation - Moderate Service Class	Transamerica QS Investors Active Asset Allocation - Moderate VP Service Class

TA QS Investors Active Asset Allocation - Moderate Growth Service Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP Service Class

Transamerica Series Trust	Transamerica Series Trust

TA Small/Mid Cap Value Initial Class	Transamerica Small/Mid Cap Value VP Initial Class

TA Small/Mid Cap Value Service Class	Transamerica Small/Mid Cap Value VP Service Class

TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class

TA T. Rowe Price Small Cap Service Class	Transamerica T. Rowe Price Small Cap VP Service Class

TA Torray Concentrated Growth Initial Class	Transamerica Torray Concentrated Growth VP Initial Class

TA Torray Concentrated Growth Service Class	Transamerica Torray Concentrated Growth VP Service Class

TA TS&W International Equity Initial Class	Transamerica TS&W International Equity VP Initial Class

TA TS&W International Equity Service Class	Transamerica TS&W International Equity VP Service Class

TA U.S. Equity Index Service Class	Transamerica U.S. Equity Index VP Service Class

TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class

TA WMC US Growth Service Class	Transamerica WMC US Growth VP Service Class

Vanguard® Variable Insurance Fund	Vanguard® Variable Insurance Fund

Vanguard® - Capital Growth	Vanguard® - Capital Growth Portfolio

Vanguard® - Conservative Allocation	Vanguard® - Conservative Allocation Portfolio

Vanguard® - Diversified Value	Vanguard® - Diversified Value Portfolio

Vanguard® Balanced	Vanguard® Balanced Portfolio

Vanguard® Equity Income	Vanguard® Equity Income Portfolio

Vanguard® Equity Index	Vanguard® Equity Index Portfolio

Vanguard® Global Bond Index	Vanguard® Global Bond Index Portfolio

Vanguard® Growth	Vanguard® Growth Portfolio

Vanguard® High Yield Bond	Vanguard® High Yield Bond Portfolio

Vanguard® International	Vanguard® International Portfolio

Vanguard® Mid-Cap Index	Vanguard® Mid-Cap Index Portfolio

Vanguard® Moderate Allocation	Vanguard® Moderate Allocation Portfolio

Vanguard® Money Market	Vanguard® Money Market Portfolio

Vanguard® Real Estate Index	Vanguard® Real Estate Index Portfolio

Vanguard® Short-Term Investment Grade	Vanguard® Short-Term Investment Grade Portfolio

Vanguard® Total Bond Market Index	Vanguard® Total Bond Market Index Portfolio

Vanguard® Total International Stock Market Index	Vanguard® Total International Stock Market Index Portfolio

Vanguard® Total Stock Market Index	Vanguard® Total Stock Market Index Portfolio

Voya Investors Trust	Voya Investors Trust

Voya Global Perspectives Class S Shares	Voya Global Perspectives Portfolio Class S Shares

Voya Large Cap Value Class S Shares	Voya Large Cap Value Portfolio Class S Shares

Voya Strategic Allocation Portfolios, Inc.	Voya Strategic Allocation Portfolios, Inc.

Voya Strategic Allocation Conservative Class S Shares	Voya Strategic Allocation Conservative Portfolio Class S Shares

Voya Strategic Allocation Moderate Class S Shares	Voya Strategic Allocation Moderate Portfolio Class S Shares

38

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

1.  Organization (continued)

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund

Wanger Advisors Trust	Wanger Advisors Trust

Wanger International	Wanger International

Wanger USA	Wanger USA

Each period reported on reflects a full twelve month period except as follows:
Subaccount	Inception Date

DFA VA Equity Allocation	December 23, 2019

DFA VA Global Bond	December 23, 2019

DFA VA Global Moderate Allocation	December 23, 2019

DFA VA International Small	December 23, 2019

DFA VA International Value	December 23, 2019

DFA VA Short-Term Fixed	December 23, 2019

DFA VA U.S. Large Value	December 23, 2019

DFA VA U.S. Targeted Value	December 23, 2019

Vanguard® - Capital Growth	December 23, 2019

Vanguard® - Conservative Allocation	December 23, 2019

Vanguard® - Diversified Value	December 23, 2019

Vanguard® Balanced	December 23, 2019

Vanguard® Equity Income	December 23, 2019

Vanguard® Global Bond Index	December 23, 2019

Vanguard® Growth	December 23, 2019

Vanguard® High Yield Bond	December 23, 2019

Vanguard® Moderate Allocation	December 23, 2019

Vanguard® Money Market	December 23, 2019

Vanguard® Total International Stock Market Index	December 23, 2019

Vanguard® Total Stock Market Index	December 23, 2019

TA 60/40 Allocation Service Class	May 1, 2018

TA Levin Large Cap Value Service Class	May 1, 2018

TA Madison Diversified Income Service Class	June 1, 2017

TA International Equity Index Service Class	May 1, 2017

TA U.S. Equity Index Service Class	May 1, 2017

TA BlackRock iShares Edge 100 Service Class	March 21, 2016

TA BlackRock iShares Edge 50 Service Class	March 21, 2016

TA BlackRock iShares Edge 75 Service Class	March 21, 2016

TA American Funds Managed Risk - Balanced Service Class	May 1, 2015

TA BlackRock Global Allocation Managed Risk - Balanced Service Class	May 1, 2015

TA BlackRock Global Allocation Managed Risk - Growth Service Class	May 1, 2015

Voya Global Perspectives Class S Shares	May 1, 2015

Voya Large Cap Value Class S Shares	May 1, 2015

Voya Strategic Allocation Conservative Class S Shares	May 1, 2015

Voya Strategic Allocation Moderate Class S Shares	May 1, 2015

39

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

1.  Organization (continued)

The following subaccount name changes were made effective during the fiscal year ended December 31, 2019:

Subaccount	Formerly

Franklin Allocation Class 4 Shares	Franklin Founding Funds Allocation Class 4 Shares

TA BlackRock iShares Edge 100 Service Class	TA BlackRock Equity Smart Beta 100 Service Class

TA BlackRock iShares Edge 40 Initial Class	TA BlackRock Smart Beta 40 Initial Class

TA BlackRock iShares Edge 40 Service Class	TA BlackRock Smart Beta 40 Service Class

TA BlackRock iShares Edge 50 Service Class	TA BlackRock Smart Beta 50 Service Class

TA BlackRock iShares Edge 75 Service Class	TA BlackRock Smart Beta 75 Service Class

During the current year the following subaccounts were liquidated and subsequently reinvested:
Reinvested Subaccount	Liquidated Subaccount

TA Morgan Stanley Capital Growth Initial Class	TA Jennison Growth Initial Class

TA Morgan Stanley Capital Growth Service Class	TA Jennison Growth Service Class

TA WMC US Growth Initial Class	TA Torray Concentrated Growth Initial Class

TA WMC US Growth Service Class	TA Torray Concentrated Growth Service Class

40

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2019.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique.     The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2019.

41

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2019 were as follows:

Subaccount	Purchases	Sales

AB Balanced Wealth Strategy Class B Shares	$1,909,294	$1,179,091

AB Growth and Income Class B Shares	6,993,257	6,920,387

AB Large Cap Growth Class B Shares	56,876	98,235

American Funds - Asset Allocation Class 2 Shares	12,605,767	7,446,108

American Funds - Bond Class 2 Shares	5,498,913	4,376,450

American Funds - Growth Class 2 Shares	31,696,747	11,104,180

American Funds - Growth-Income Class 2 Shares	18,027,463	5,704,010

American Funds - International Class 2 Shares	12,211,700	5,566,203

DFA VA Equity Allocation	100	100

DFA VA Global Bond	100	100

DFA VA Global Moderate Allocation	100	100

DFA VA International Small	101	101

DFA VA International Value	100	100

DFA VA Short-Term Fixed	100	100

DFA VA U.S. Large Value	100	100

DFA VA U.S. Targeted Value	100	100

Fidelity® VIP Balanced Service Class 2	8,899,957	5,525,747

Fidelity® VIP Contrafund® Initial Class	-	-

Fidelity® VIP Contrafund® Service Class 2	27,492,053	8,118,379

Fidelity® VIP Equity-Income Service Class 2	45,672	62,766

Fidelity® VIP Growth Service Class 2	65,311	61,759

Fidelity® VIP Growth Opportunities Service Class 2	233	132

Fidelity® VIP Mid Cap Initial Class	-	-

Fidelity® VIP Mid Cap Service Class 2	10,885,217	6,124,938

Fidelity® VIP Value Strategies Initial Class	2,765	3,273

Fidelity® VIP Value Strategies Service Class 2	5,577,969	3,123,791

Franklin Allocation Class 4 Shares	445,011	672,104

Franklin Income Class 2 Shares	267,311	750,911

Franklin Mutual Shares Class 2 Shares	105,823	145,286

Franklin Templeton Foreign Class 2 Shares	58,604	253,676

Invesco V.I. American Franchise Series II Shares	29,415	75,555

Janus Henderson - Enterprise Service Shares	22,211	10,624

Janus Henderson - Global Research Service Shares	23,671	20,437

Janus Henderson - Mid Cap Value Service Shares	212	111

JPMorgan Insurance Trust Core Bond Class 1 Shares	111,183	141,309

JPMorgan Insurance Trust Mid Cap Value Class 1 Shares	15,055	2,348

42

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

3.  Investments (continued)

Subaccount	Purchases	Sales

JPMorgan Insurance Trust Small Cap Core Class 1 Shares	$1,042	$7,673

JPMorgan Insurance Trust U.S. Equity Class 1 Shares	7,103	2,367

MFS® New Discovery Service Class	372,958	192,306

MFS® Total Return Service Class	57,799	122,230

State Street Total Return V.I.S. Class 3 Shares	2,409,545	3,239,645

TA 60/40 Allocation Service Class	619,974	193,130

TA Aegon High Yield Bond Initial Class	5,592	64,915

TA Aegon High Yield Bond Service Class	2,621,354	1,597,146

TA Aegon U.S. Government Securities Initial Class	9,792	93,940

TA Aegon U.S. Government Securities Service Class	22,053,407	49,467,210

TA American Funds Managed Risk - Balanced Service Class	16,433,699	6,205,602

TA Barrow Hanley Dividend Focused Initial Class	577,543	412,945

TA Barrow Hanley Dividend Focused Service Class	9,497,934	6,957,951

TA BlackRock Global Allocation Service Class	8,288,712	8,183,397

TA BlackRock Global Allocation Managed Risk - Balanced Service Class	3,524,391	1,637,850

TA BlackRock Global Allocation Managed Risk - Growth Service Class	1,183,417	1,366,833

TA BlackRock Global Real Estate Securities Initial Class	3,608	11,503

TA BlackRock Global Real Estate Securities Service Class	1,145,846	708,045

TA BlackRock Government Money Market Initial Class	188,723	241,910

TA BlackRock Government Money Market Service Class	46,904,964	37,985,079

TA BlackRock iShares Edge 100 Service Class	1,954,529	502,134

TA BlackRock iShares Edge 40 Initial Class	9,516	7,616

TA BlackRock iShares Edge 40 Service Class	5,336,736	2,966,112

TA BlackRock iShares Edge 50 Service Class	12,881,438	1,841,712

TA BlackRock iShares Edge 75 Service Class	5,315,093	1,275,258

TA BlackRock Tactical Allocation Service Class	8,588,069	14,441,693

TA Greystone International Growth Initial Class	42,131	21,042

TA Greystone International Growth Service Class	2,557,214	1,808,560

TA International Equity Index Service Class	3,276,933	747,806

TA Janus Balanced Service Class	15,720,401	12,187,073

TA Janus Mid-Cap Growth Initial Class	10,992	69,506

TA Janus Mid-Cap Growth Service Class	5,955,983	2,933,196

TA JPMorgan Asset Allocation - Conservative Initial Class	-	-

TA JPMorgan Asset Allocation - Conservative Service Class	8,546,304	10,865,965

TA JPMorgan Asset Allocation - Growth Initial Class	4,111	521

TA JPMorgan Asset Allocation - Growth Service Class	3,397,894	1,365,138

43

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

3.  Investments (continued)

Subaccount	Purchases	Sales

TA JPMorgan Asset Allocation - Moderate Initial Class	$367,600	$675,438

TA JPMorgan Asset Allocation - Moderate Service Class	44,865,122	32,918,931

TA JPMorgan Asset Allocation - Moderate Growth Initial Class	33,901	411,309

TA JPMorgan Asset Allocation - Moderate Growth Service Class	23,886,308	24,260,742

TA JPMorgan Core Bond Service Class	15,294,527	6,058,870

TA JPMorgan Enhanced Index Initial Class	88,815	73,971

TA JPMorgan Enhanced Index Service Class	2,323,393	2,754,378

TA JPMorgan International Moderate Growth Service Class	5,632,595	5,975,592

TA JPMorgan Mid Cap Value Service Class	6,945,839	5,346,720

TA JPMorgan Tactical Allocation Service Class	8,459,063	10,109,170

TA Legg Mason Dynamic Allocation - Balanced Service Class	5,731,165	10,247,179

TA Legg Mason Dynamic Allocation - Growth Service Class	3,845,382	6,709,483

TA Levin Large Cap Value Service Class	732,670	13,957

TA Madison Diversified Income Service Class	3,912,001	403,102

TA Managed Risk - Balanced ETF Service Class	30,468,810	43,340,814

TA Managed Risk - Conservative ETF Service Class	10,422,818	15,723,301

TA Managed Risk - Growth ETF Service Class	45,087,020	44,565,054

TA Market Participation Strategy Service Class	6,173,579	3,433,752

TA Morgan Stanley Capital Growth Initial Class	1,884,393	42,506

TA Morgan Stanley Capital Growth Service Class	24,224,067	3,093,226

TA Multi-Managed Balanced Initial Class	2,628	460

TA Multi-Managed Balanced Service Class	15,492,101	15,097,928

TA Multi-Manager Alternative Strategies Service Class	168,019	82,572

TA PIMCO Tactical - Balanced Service Class	1,442,981	3,723,015

TA PIMCO Tactical - Conservative Service Class	3,602,776	4,575,427

TA PIMCO Tactical - Growth Service Class	1,715,022	3,650,411

TA PIMCO Total Return Initial Class	66,273	160,595

TA PIMCO Total Return Service Class	8,089,965	11,174,224

TA PineBridge Inflation Opportunities Service Class	2,278,154	2,017,177

TA ProFunds UltraBear Service Class (OAM)	288,514	888,401

TA QS Investors Active Asset Allocation - Conservative Service Class	2,713,058	2,753,939

TA QS Investors Active Asset Allocation - Moderate Service Class	10,801,057	10,113,011

TA QS Investors Active Asset Allocation - Moderate Growth Service Class	6,186,473	7,365,018

TA Small/Mid Cap Value Initial Class	241,723	473,605

TA Small/Mid Cap Value Service Class	6,206,837	2,446,438

TA T. Rowe Price Small Cap Initial Class	21,865	201,368

44

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

3.  Investments (continued)

Subaccount	Purchases	Sales

TA T. Rowe Price Small Cap Service Class	$14,856,781	$8,405,037

TA TS&W International Equity Initial Class	30,990	58,584

TA TS&W International Equity Service Class	1,397,078	779,733

TA U.S. Equity Index Service Class	31,678,984	7,363,886

TA WMC US Growth Initial Class	2,098,390	370,062

TA WMC US Growth Service Class	13,610,077	3,349,314

Vanguard® - Capital Growth	100	100

Vanguard® - Conservative Allocation	100	100

Vanguard® - Diversified Value	100	100

Vanguard® Balanced	101	101

Vanguard® Equity Income	100	100

Vanguard® Equity Index	46,376	1,077,287

Vanguard® Global Bond Index	100	100

Vanguard® Growth	101	101

Vanguard® High Yield Bond	100	100

Vanguard® International	28,675	634,932

Vanguard® Mid-Cap Index	1,175,088	551,814

Vanguard® Moderate Allocation	100	100

Vanguard® Money Market	100	100

Vanguard® Real Estate Index	524,994	268,863

Vanguard® Short-Term Investment Grade	1,476,949	668,923

Vanguard® Total Bond Market Index	1,490,019	1,121,390

Vanguard® Total International Stock Market Index	101	101

Vanguard® Total Stock Market Index	100	100

Voya Global Perspectives Class S Shares	-	-

Voya Large Cap Value Class S Shares	-	-

Voya Strategic Allocation Conservative Class S Shares	-	-

Voya Strategic Allocation Moderate Class S Shares	-	-

Wanger International	-	-

Wanger USA	-	-

45

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

AB Balanced Wealth Strategy Class B Shares	161,389	(337,274)	(175,885)	178,407	(350,678)	(172,271)

AB Growth and Income Class B Shares	287,213	(1,713,359)	(1,426,146)	233,535	(830,761)	(597,226)

AB Large Cap Growth Class B Shares	-	(29,196)	(29,196)	13,782	(40,103)	(26,321)

American Funds - Asset Allocation Class 2 Shares	641,683	(1,709,598)	(1,067,915)	1,614,178	(5,606,422)	(3,992,244)

American Funds - Bond Class 2 Shares	865,708	(1,262,970)	(397,262)	325,847	(875,778)	(549,931)

American Funds - Growth Class 2 Shares	1,330,787	(1,016,975)	313,812	955,977	(1,190,157)	(234,180)

American Funds - Growth-Income Class 2 Shares	798,526	(520,982)	277,544	698,512	(3,530,920)	(2,832,408)

American Funds - International Class 2 Shares	1,434,479	(2,070,288)	(635,809)	8,712,923	(1,105,133)	7,607,790

DFA VA Equity Allocation	-	-	-	-	-	-

DFA VA Global Bond	-	-	-	-	-	-

DFA VA Global Moderate Allocation	-	-	-	-	-	-

DFA VA International Small	-	-	-	-	-	-

DFA VA International Value	-	-	-	-	-	-

DFA VA Short-Term Fixed	-	-	-	-	-	-

DFA VA U.S. Large Value	-	-	-	-	-	-

DFA VA U.S. Targeted Value	-	-	-	-	-	-

Fidelity® VIP Balanced Service Class 2	721,372	(1,781,915)	(1,060,543)	1,020,382	(1,810,999)	(790,617)

Fidelity® VIP Contrafund® Initial Class	-	-	-	-	-	-

Fidelity® VIP Contrafund® Service Class 2	2,714,322	(1,101,794)	1,612,528	465,354	(1,332,558)	(867,204)

Fidelity® VIP Equity-Income Service Class 2	-	(24,495)	(24,495)	20,820	(110,163)	(89,343)

Fidelity® VIP Growth Service Class 2	-	(14,628)	(14,628)	14,325	(44,490)	(30,165)

Fidelity® VIP Growth Opportunities Service Class 2	-	(44)	(44)	-	(44)	(44)

Fidelity® VIP Mid Cap Initial Class	-	-	-	-	-	-

Fidelity® VIP Mid Cap Service Class 2	592,192	(666,324)	(74,132)	427,589	(2,711,974)	(2,284,385)

Fidelity® VIP Value Strategies Initial Class	-	(196)	(196)	-	(1)	(1)

Fidelity® VIP Value Strategies Service Class 2	352,892	(470,696)	(117,804)	174,586	(628,486)	(453,900)

Franklin Allocation Class 4 Shares	104,664	(309,976)	(205,312)	2,000	(379,820)	(377,820)

46

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

Franklin Income Class 2 Shares	58,811	(471,860)	(413,049)	7,388	(404,763)	(397,375)

Franklin Mutual Shares Class 2 Shares	34,843	(98,805)	(63,962)	15,905	(113,686)	(97,781)

Franklin Templeton Foreign Class 2 Shares	27,337	(243,638)	(216,301)	16,796	(297,554)	(280,758)

Invesco V.I. American Franchise Series II Shares	-	(35,181)	(35,181)	-	(4,587)	(4,587)

Janus Henderson - Enterprise Service Shares	-	(1,298)	(1,298)	9,296	(22,362)	(13,066)

Janus Henderson - Global Research Service Shares	-	(9,357)	(9,357)	6,204	(40,130)	(33,926)

Janus Henderson - Mid Cap Value Service Shares	-	(34)	(34)	-	(35)	(35)

JPMorgan Insurance Trust Core Bond Class 1 Shares	75,611	(105,318)	(29,707)	-	(31,621)	(31,621)

JPMorgan Insurance Trust Mid Cap Value Class 1 Shares	-	-	-	-	-	-

JPMorgan Insurance Trust Small Cap Core Class 1 Shares	-	(2,195)	(2,195)	-	(44)	(44)

JPMorgan Insurance Trust U.S. Equity Class 1 Shares	-	(323)	(323)	-	(311)	(311)

MFS® New Discovery Service Class	6,500	(47,654)	(41,154)	10,112	(89,081)	(78,969)

MFS® Total Return Service Class	4,671	(53,635)	(48,964)	4,085	(147,622)	(143,537)

State Street Total Return V.I.S. Class 3 Shares	270,945	(398,495)	(127,550)	171,522	(171,843)	(321)

TA 60/40 Allocation Service Class	57,823	(17,756)	40,067	64,567	(3,332)	61,235

TA Aegon High Yield Bond Initial Class	168	(25,417)	(25,249)	3,175	(407)	2,768

TA Aegon High Yield Bond Service Class	308,207	(420,468)	(112,261)	201,037	(455,645)	(254,608)

TA Aegon U.S. Government Securities Initial Class	2,959	(45,303)	(42,344)	-	(10,396)	(10,396)

TA Aegon U.S. Government Securities Service Class	3,214,842	(7,582,098)	(4,367,256)	6,504,421	(3,857,976)	2,646,445

TA American Funds Managed Risk - Balanced Service Class	1,246,252	(483,698)	762,554	1,343,044	(415,900)	927,144

TA Barrow Hanley Dividend Focused Initial Class	508	(131,083)	(130,575)	7,328	(67,469)	(60,141)

TA Barrow Hanley Dividend Focused Service Class	597,692	(1,447,109)	(849,417)	511,815	(851,637)	(339,822)

TA BlackRock Global Allocation Service Class	747,447	(2,950,604)	(2,203,157)	894,528	(5,386,186)	(4,491,658)

TA BlackRock Global Allocation Managed Risk - Balanced Service Class	314,818	(149,742)	165,076	411,417	(63,339)	348,078

TA BlackRock Global Allocation Managed Risk - Growth Service Class	86,517	(125,962)	(39,445)	143,646	(100,793)	42,853

TA BlackRock Global Real Estate Securities Initial Class	1,149	(3,839)	(2,690)	-	(425)	(425)

TA BlackRock Global Real Estate Securities Service Class	127,784	(168,819)	(41,035)	142,739	(289,465)	(146,726)

47

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

4.  Change in Units (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

TA BlackRock Government Money Market Initial Class	140,554	(181,747)	(41,193)	67,198	(17,163)	50,035

TA BlackRock Government Money Market Service Class	12,239,960	(11,219,883)	1,020,077	11,561,707	(11,554,453)	7,254

TA BlackRock iShares Edge 100 Service Class	67,231	(22,586)	44,645	59,804	(23,056)	36,748

TA BlackRock iShares Edge 40 Initial Class	228	(3,775)	(3,547)	149	(503)	(354)

TA BlackRock iShares Edge 40 Service Class	430,028	(1,052,922)	(622,894)	217,803	(1,393,269)	(1,175,466)

TA BlackRock iShares Edge 50 Service Class	1,067,888	(138,045)	929,843	597,770	(86,989)	510,781

TA BlackRock iShares Edge 75 Service Class	413,144	(88,315)	324,829	307,884	(108,641)	199,243

TA BlackRock Tactical Allocation Service Class	314,901	(4,343,046)	(4,028,145)	605,471	(3,317,723)	(2,712,252)

TA Greystone International Growth Initial Class	7,983	(11,820)	(3,837)	269	(4,253)	(3,984)

TA Greystone International Growth Service Class	146,406	(316,636)	(170,230)	308,024	(5,517,347)	(5,209,323)

TA International Equity Index Service Class	309,403	(69,244)	240,159	202,315	(96,560)	105,755

TA Janus Balanced Service Class	1,052,687	(2,688,167)	(1,635,480)	1,582,535	(2,144,845)	(562,310)

TA Janus Mid-Cap Growth Initial Class	614	(4,077)	(3,463)	4,190	(740)	3,450

TA Janus Mid-Cap Growth Service Class	353,100	(628,148)	(275,048)	2,754,006	(273,066)	2,480,940

TA JPMorgan Asset Allocation - Conservative Initial Class	-	-	-	-	(9,676)	(9,676)

TA JPMorgan Asset Allocation - Conservative Service Class	957,629	(3,171,139)	(2,213,510)	638,836	(2,581,635)	(1,942,799)

TA JPMorgan Asset Allocation - Growth Initial Class	-	-	-	-	-	-

TA JPMorgan Asset Allocation - Growth Service Class	183,899	(363,163)	(179,264)	104,335	(595,476)	(491,141)

TA JPMorgan Asset Allocation - Moderate Initial Class	166,479	(332,958)	(166,479)	-	(17,531)	(17,531)

TA JPMorgan Asset Allocation - Moderate Service Class	2,248,877	(10,587,324)	(8,338,447)	3,913,324	(14,067,757)	(10,154,433)

TA JPMorgan Asset Allocation - Moderate Growth Initial Class	-	(185,480)	(185,480)	-	(32)	(32)

TA JPMorgan Asset Allocation - Moderate Growth Service Class	546,277	(6,646,749)	(6,100,472)	2,760,156	(9,006,121)	(6,245,965)

TA JPMorgan Core Bond Service Class	2,477,109	(1,941,498)	535,611	1,403,385	(1,402,317)	1,068

TA JPMorgan Enhanced Index Initial Class	-	(20,677)	(20,677)	-	(9,429)	(9,429)

TA JPMorgan Enhanced Index Service Class	100,185	(168,460)	(68,275)	178,748	(156,411)	22,337

TA JPMorgan International Moderate Growth Service Class	208,268	(2,145,664)	(1,937,396)	2,040,276	(4,193,121)	(2,152,845)

TA JPMorgan Mid Cap Value Service Class	365,336	(523,084)	(157,748)	226,933	(863,951)	(637,018)

48

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

4.  Change in Units (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

TA JPMorgan Tactical Allocation Service Class	609,606	(2,639,532)	(2,029,926)	1,049,868	(3,820,815)	(2,770,947)

TA Legg Mason Dynamic Allocation - Balanced Service Class	484,602	(1,595,323)	(1,110,721)	502,496	(2,450,424)	(1,947,928)

TA Legg Mason Dynamic Allocation - Growth Service Class	170,398	(1,713,196)	(1,542,798)	686,331	(1,723,487)	(1,037,156)

TA Levin Large Cap Value Service Class	73,918	(959)	72,959	14,949	(4,366)	10,583

TA Madison Diversified Income Service Class	352,842	(48,034)	304,808	155,187	(81,187)	74,000

TA Managed Risk - Balanced ETF Service Class	1,187,646	(10,541,063)	(9,353,417)	2,875,044	(15,957,893)	(13,082,849)

TA Managed Risk - Conservative ETF Service Class	831,028	(6,438,006)	(5,606,978)	593,336	(3,875,568)	(3,282,232)

TA Managed Risk - Growth ETF Service Class	1,661,609	(11,879,340)	(10,217,731)	1,630,623	(16,427,649)	(14,797,026)

TA Market Participation Strategy Service Class	132,518	(556,331)	(423,813)	459,070	(1,269,613)	(810,543)

TA Morgan Stanley Capital Growth Initial Class	479,862	(10,529)	469,333	1,865	(252)	1,613

TA Morgan Stanley Capital Growth Service Class	1,915,066	(221,066)	1,694,000	222,579	(252,196)	(29,617)

TA Multi-Managed Balanced Initial Class	-	-	-	-	-	-

TA Multi-Managed Balanced Service Class	550,762	(2,658,447)	(2,107,685)	1,029,786	(3,375,485)	(2,345,699)

TA Multi-Manager Alternative Strategies Service Class	16,625	(7,862)	8,763	11,958	(8,723)	3,235

TA PIMCO Tactical - Balanced Service Class	290,270	(920,567)	(630,297)	367,429	(1,704,524)	(1,337,095)

TA PIMCO Tactical - Conservative Service Class	467,595	(823,075)	(355,480)	186,335	(954,751)	(768,416)

TA PIMCO Tactical - Growth Service Class	239,047	(955,695)	(716,648)	513,316	(1,232,126)	(718,810)

TA PIMCO Total Return Initial Class	35,011	(92,800)	(57,789)	-	(7,651)	(7,651)

TA PIMCO Total Return Service Class	1,556,410	(4,368,748)	(2,812,338)	1,981,853	(5,024,295)	(3,042,442)

TA PineBridge Inflation Opportunities Service Class	442,076	(994,697)	(552,621)	473,162	(1,622,119)	(1,148,957)

TA ProFunds UltraBear Service Class (OAM)	9,304,476	(25,784,761)	(16,480,285)	31,101,854	(7,663,632)	23,438,222

TA QS Investors Active Asset Allocation - Conservative Service Class	111,643	(901,286)	(789,643)	130,614	(1,319,318)	(1,188,704)

TA QS Investors Active Asset Allocation - Moderate Service Class	477,310	(2,308,487)	(1,831,177)	822,712	(3,192,449)	(2,369,737)

TA QS Investors Active Asset Allocation - Moderate Growth Service Class	411,024	(1,735,509)	(1,324,485)	452,183	(2,332,303)	(1,880,120)

TA Small/Mid Cap Value Initial Class	-	(28,702)	(28,702)	216	(8,685)	(8,469)

TA Small/Mid Cap Value Service Class	487,373	(589,521)	(102,148)	265,758	(462,047)	(196,289)

49

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

4.  Change in Units (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

TA T. Rowe Price Small Cap Initial Class	1,375	(13,948)	(12,573)	3,979	(11,757)	(7,778)

TA T. Rowe Price Small Cap Service Class	652,753	(861,861)	(209,108)	400,824	(1,125,526)	(724,702)

TA TS&W International Equity Initial Class	900	(23,455)	(22,555)	74	(14,272)	(14,198)

TA TS&W International Equity Service Class	132,500	(151,534)	(19,034)	102,759	(177,317)	(74,558)

TA U.S. Equity Index Service Class	2,539,124	(560,027)	1,979,097	513,948	(52,942)	461,006

TA WMC US Growth Initial Class	804,120	(146,373)	657,747	83,183	(246,997)	(163,814)

TA WMC US Growth Service Class	1,321,537	(676,083)	645,454	292,725	(924,871)	(632,146)

Vanguard® - Capital Growth	-	-	-	-	-	-

Vanguard® - Conservative Allocation	-	-	-	-	-	-

Vanguard® - Diversified Value	-	-	-	-	-	-

Vanguard® Balanced	-	-	-	-	-	-

Vanguard® Equity Income	-	-	-	-	-	-

Vanguard® Equity Index	-	(54,305)	(54,305)	-	-	-

Vanguard® Global Bond Index	-	-	-	-	-	-

Vanguard® Growth	-	-	-	-	-	-

Vanguard® High Yield Bond	-	-	-	-	-	-

Vanguard® International	-	(41,630)	(41,630)	-	(612)	(612)

Vanguard® Mid-Cap Index	62,719	(27,647)	35,072	-	-	-

Vanguard® Moderate Allocation	-	-	-	-	-	-

Vanguard® Money Market	-	-	-	-	-	-

Vanguard® Real Estate Index	35,822	(17,353)	18,469	-	-	-

Vanguard® Short-Term Investment Grade	136,568	(60,523)	76,045	-	-	-

Vanguard® Total Bond Market Index	135,569	(99,197)	36,372	-	-	-

Vanguard® Total International Stock Market Index	-	-	-	-	-	-

Vanguard® Total Stock Market Index	-	-	-	-	-	-

Voya Global Perspectives Class S Shares	-	-	-	-	-	-

Voya Large Cap Value Class S Shares	-	-	-	-	-	-

50

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

4.  Change in Units (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

Voya Strategic Allocation Conservative Class S Shares	-	-	-	-	-	-

Voya Strategic Allocation Moderate Class S Shares	-	-	-	-	-	-

Wanger International	-	-	-	-	-	-

Wanger USA	-	-	-	-	-	-

51

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

4.  Change in Unit Dollars (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)

AB Balanced Wealth Strategy Class B Shares	$1,110,691	$(1,098,434)	$12,257	$1,949,402	$(1,292,852)	$656,550

AB Growth and Income Class B Shares	4,074,361	(6,606,057)	(2,531,696)	2,284,325	(3,309,901)	(1,025,576)

AB Large Cap Growth Class B Shares	-	(92,511)	(92,511)	38,362	(115,934)	(77,572)

American Funds - Asset Allocation Class 2 Shares	8,399,811	(6,502,911)	1,896,900	18,225,904	(14,352,753)	3,873,151

American Funds - Bond Class 2 Shares	5,086,285	(4,130,739)	955,546	2,089,064	(2,669,646)	(580,582)

American Funds - Growth Class 2 Shares	25,253,071	(10,373,609)	14,879,462	14,563,406	(13,635,985)	927,421

American Funds - Growth-Income Class 2 Shares	13,538,286	(5,132,425)	8,405,861	11,860,488	(12,785,123)	(924,635)

American Funds - International Class 2 Shares	10,903,567	(5,076,599)	5,826,968	21,181,907	(5,186,985)	15,994,922

DFA VA Equity Allocation	-	-	-	-	-	-

DFA VA Global Bond	-	-	-	-	-	-

DFA VA Global Moderate Allocation	-	-	-	-	-	-

DFA VA International Small	-	-	-	-	-	-

DFA VA International Value	-	-	-	-	-	-

DFA VA Short-Term Fixed	-	-	-	-	-	-

DFA VA U.S. Large Value	-	-	-	-	-	-

DFA VA U.S. Targeted Value	-	-	-	-	-	-

Fidelity® VIP Balanced Service Class 2	7,018,315	(5,149,761)	1,868,554	9,786,668	(5,778,865)	4,007,803

Fidelity® VIP Contrafund® Initial Class	-	-	-	-	-	-

Fidelity® VIP Contrafund® Service Class 2	22,542,065	(7,591,804)	14,950,261	5,964,809	(10,339,002)	(4,374,193)

Fidelity® VIP Equity-Income Service Class 2	-	(54,982)	(54,982)	47,977	(252,991)	(205,014)

Fidelity® VIP Growth Service Class 2	-	(46,849)	(46,849)	38,303	(125,050)	(86,747)

Fidelity® VIP Growth Opportunities Service Class 2	-	(89)	(89)	-	(82)	(82)

Fidelity® VIP Mid Cap Initial Class	-	-	-	-	-	-

Fidelity® VIP Mid Cap Service Class 2	8,029,335	(5,873,653)	2,155,682	5,496,452	(17,683,661)	(12,187,209)

Fidelity® VIP Value Strategies Initial Class	-	(3,106)	(3,106)	-	(4)	(4)

Fidelity® VIP Value Strategies Service Class 2	4,385,370	(2,983,505)	1,401,865	1,965,651	(4,096,610)	(2,130,959)

Franklin Allocation Class 4 Shares	213,660	(634,456)	(420,796)	4,114	(790,515)	(786,401)

52

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)

Franklin Income Class 2 Shares	$89,379	$(713,719)	$(624,340)	$10,752	$(594,154)	$(583,402)

Franklin Mutual Shares Class 2 Shares	48,919	(137,435)	(88,516)	21,829	(155,229)	(133,400)

Franklin Templeton Foreign Class 2 Shares	26,984	(237,165)	(210,181)	18,209	(317,790)	(299,581)

Invesco V.I. American Franchise Series II Shares	-	(72,716)	(72,716)	-	(9,237)	(9,237)

Janus Henderson - Enterprise Service Shares	-	(5,614)	(5,614)	42,227	(100,375)	(58,148)

Janus Henderson - Global Research Service Shares	-	(15,171)	(15,171)	13,222	(74,497)	(61,275)

Janus Henderson - Mid Cap Value Service Shares	-	(78)	(78)	-	(92)	(92)

JPMorgan Insurance Trust Core Bond Class 1 Shares	100,600	(135,496)	(34,896)	-	(39,877)	(39,877)

JPMorgan Insurance Trust Mid Cap Value Class 1 Shares	-	(2)	(2)	-	1	1

JPMorgan Insurance Trust Small Cap Core Class 1 Shares	-	(7,615)	(7,615)	-	(158)	(158)

JPMorgan Insurance Trust U.S. Equity Class 1 Shares	-	(1,184)	(1,184)	-	(1,080)	(1,080)

MFS® New Discovery Service Class	21,875	(166,770)	(144,895)	31,353	(288,401)	(257,048)

MFS® Total Return Service Class	9,773	(108,175)	(98,402)	8,701	(272,635)	(263,934)

State Street Total Return V.I.S. Class 3 Shares	2,319,741	(3,171,330)	(851,589)	2,075,647	(427,008)	1,648,639

TA 60/40 Allocation Service Class	617,381	(183,757)	433,624	651,554	(33,996)	617,558

TA Aegon High Yield Bond Initial Class	411	(63,779)	(63,368)	7,334	(941)	6,393

TA Aegon High Yield Bond Service Class	2,197,524	(1,512,434)	685,090	1,182,296	(1,783,132)	(600,836)

TA Aegon U.S. Government Securities Initial Class	5,869	(90,962)	(85,093)	-	(20,356)	(20,356)

TA Aegon U.S. Government Securities Service Class	21,495,072	(48,979,272)	(27,484,200)	45,479,703	(15,349,476)	30,130,227

TA American Funds Managed Risk - Balanced Service Class	14,242,178	(5,515,532)	8,726,646	15,015,876	(4,674,950)	10,340,926

TA Barrow Hanley Dividend Focused Initial Class	1,320	(367,776)	(366,456)	63,683	(345,328)	(281,645)

TA Barrow Hanley Dividend Focused Service Class	5,472,806	(6,665,915)	(1,193,109)	2,704,181	(3,085,650)	(381,469)

TA BlackRock Global Allocation Service Class	5,056,330	(7,391,639)	(2,335,309)	6,606,992	(12,188,520)	(5,581,528)

TA BlackRock Global Allocation Managed Risk - Balanced Service Class	3,153,439	(1,499,548)	1,653,891	4,179,377	(644,577)	3,534,800

TA BlackRock Global Allocation Managed Risk - Growth Service Class	881,567	(1,256,390)	(374,823)	1,495,992	(1,051,146)	444,846

TA BlackRock Global Real Estate Securities Initial Class	3,467	(11,258)	(7,791)	-	(1,105)	(1,105)

53

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

4.  Change in Unit Dollars (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA BlackRock Global Real Estate Securities Service Class	$1,120,227	$(631,730)	$488,497	$493,190	$(1,108,100)	$(614,910)
TA BlackRock Government Money Market Initial Class	185,034	(239,301)	(54,267)	87,987	(22,496)	65,491
TA BlackRock Government Money Market Service Class	46,514,808	(37,684,489)	8,830,319	44,240,163	(46,081,276)	(1,841,113)
TA BlackRock iShares Edge 100 Service Class	920,685	(301,779)	618,906	770,489	(291,675)	478,814
TA BlackRock iShares Edge 40 Initial Class	419	(6,783)	(6,364)	261	(858)	(597)
TA BlackRock iShares Edge 40 Service Class	2,084,808	(2,686,392)	(601,584)	1,960,367	(3,084,546)	(1,124,179)
TA BlackRock iShares Edge 50 Service Class	12,701,720	(1,635,216)	11,066,504	6,704,404	(974,404)	5,730,000
TA BlackRock iShares Edge 75 Service Class	5,078,279	(1,083,873)	3,994,406	3,669,375	(1,237,241)	2,432,134
TA BlackRock Tactical Allocation Service Class	2,006,221	(13,165,877)	(11,159,656)	3,915,969	(11,124,562)	(7,208,593)
TA Greystone International Growth Initial Class	23,884	(19,669)	4,215	473	(6,202)	(5,729)
TA Greystone International Growth Service Class	1,255,167	(1,719,843)	(464,676)	1,972,299	(15,816,171)	(13,843,872)
TA International Equity Index Service Class	3,250,543	(720,304)	2,530,239	2,199,889	(1,022,420)	1,177,469
TA Janus Balanced Service Class	10,246,869	(11,026,068)	(779,199)	13,826,278	(11,336,124)	2,490,154
TA Janus Mid-Cap Growth Initial Class	9,937	(69,243)	(59,306)	67,193	(10,066)	57,127
TA Janus Mid-Cap Growth Service Class	5,029,769	(2,715,110)	2,314,659	10,927,850	(1,462,153)	9,465,697
TA JPMorgan Asset Allocation - Conservative Initial Class	-	-	-	-	(17,575)	(17,575)
TA JPMorgan Asset Allocation - Conservative Service Class	4,738,352	(10,058,670)	(5,320,318)	5,573,159	(7,490,203)	(1,917,044)
TA JPMorgan Asset Allocation - Growth Initial Class	-	-	-	-	(1)	(1)
TA JPMorgan Asset Allocation - Growth Service Class	2,521,136	(1,259,733)	1,261,403	1,316,284	(1,949,758)	(633,474)
TA JPMorgan Asset Allocation - Moderate Initial Class	339,669	(668,858)	(329,189)	-	(34,981)	(34,981)
TA JPMorgan Asset Allocation - Moderate Service Class	22,542,874	(29,535,116)	(6,992,242)	35,958,570	(35,153,724)	804,846
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	-	(407,763)	(407,763)	-	(70)	(70)
TA JPMorgan Asset Allocation - Moderate Growth Service Class	4,945,953	(21,867,717)	(16,921,764)	17,920,165	(27,637,283)	(9,717,118)
TA JPMorgan Core Bond Service Class	14,498,004	(5,642,636)	8,855,368	4,986,043	(4,428,451)	557,592
TA JPMorgan Enhanced Index Initial Class	-	(65,115)	(65,115)	-	(34,496)	(34,496)
TA JPMorgan Enhanced Index Service Class	1,703,148	(2,685,608)	(982,460)	1,531,352	(2,308,887)	(777,535)

54

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

4.  Change in Unit Dollars (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)

TA JPMorgan International Moderate Growth Service Class	$1,340,031	$(5,462,622)	$(4,122,591)	$6,284,165	$(8,222,579)	$(1,938,414)

TA JPMorgan Mid Cap Value Service Class	5,245,014	(5,146,790)	98,224	2,939,151	(6,753,056)	(3,813,905)

TA JPMorgan Tactical Allocation Service Class	5,838,269	(9,129,187)	(3,290,918)	9,005,331	(12,975,219)	(3,969,888)

TA Legg Mason Dynamic Allocation - Balanced Service Class	2,340,580	(9,211,303)	(6,870,723)	3,903,876	(13,106,573)	(9,202,697)

TA Legg Mason Dynamic Allocation - Growth Service Class	1,269,125	(6,020,760)	(4,751,635)	2,977,749	(7,360,265)	(4,382,516)

TA Levin Large Cap Value Service Class	729,967	(9,469)	720,498	155,145	(45,974)	109,171

TA Madison Diversified Income Service Class	3,722,251	(355,384)	3,366,867	1,856,553	(957,814)	898,739

TA Managed Risk - Balanced ETF Service Class	10,618,287	(37,992,097)	(27,373,810)	25,942,401	(47,537,418)	(21,595,017)

TA Managed Risk - Conservative ETF Service Class	4,949,732	(14,750,967)	(9,801,235)	5,342,095	(13,261,520)	(7,919,425)

TA Managed Risk - Growth ETF Service Class	9,488,206	(40,347,115)	(30,858,909)	9,393,371	(44,800,662)	(35,407,291)

TA Market Participation Strategy Service Class	1,094,362	(3,010,531)	(1,916,169)	2,493,587	(5,551,482)	(3,057,895)

TA Morgan Stanley Capital Growth Initial Class	1,878,112	(37,061)	1,841,051	6,506	(883)	5,623

TA Morgan Stanley Capital Growth Service Class	23,282,659	(2,957,066)	20,325,593	3,126,541	(1,990,478)	1,136,063

TA Multi-Managed Balanced Initial Class	-	(2)	(2)	-	1	1

TA Multi-Managed Balanced Service Class	5,193,576	(13,488,897)	(8,295,321)	11,106,005	(12,989,480)	(1,883,475)

TA Multi-Manager Alternative Strategies Service Class	165,208	(78,464)	86,744	120,392	(87,491)	32,901

TA PIMCO Tactical - Balanced Service Class	1,415,490	(3,285,158)	(1,869,668)	1,748,065	(4,237,165)	(2,489,100)

TA PIMCO Tactical - Conservative Service Class	3,596,324	(4,294,375)	(698,051)	1,801,136	(4,739,212)	(2,938,076)

TA PIMCO Tactical - Growth Service Class	1,756,440	(3,200,268)	(1,443,828)	2,863,923	(3,438,845)	(574,922)

TA PIMCO Total Return Initial Class	59,664	(156,629)	(96,965)	-	(12,357)	(12,357)

TA PIMCO Total Return Service Class	6,647,039	(10,349,167)	(3,702,128)	7,974,434	(12,040,698)	(4,066,264)

TA PineBridge Inflation Opportunities Service Class	1,947,355	(1,821,464)	125,891	2,948,447	(2,739,051)	209,396

TA ProFunds UltraBear Service Class (OAM)	288,885	(878,604)	(589,719)	1,301,917	(305,384)	996,533

TA QS Investors Active Asset Allocation - Conservative Service Class	632,587	(2,489,687)	(1,857,100)	1,366,652	(4,536,316)	(3,169,664)

TA QS Investors Active Asset Allocation - Moderate Service Class	3,504,647	(9,100,496)	(5,595,849)	6,872,899	(12,334,613)	(5,461,714)

55

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

4.  Change in Unit Dollars (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)

TA QS Investors Active Asset Allocation - Moderate Growth Service Class	$2,107,692	$(6,753,563)	$(4,645,871)	$3,211,307	$(8,483,236)	$(5,271,929)

TA Small/Mid Cap Value Initial Class	-	(434,930)	(434,930)	3,137	(136,524)	(133,387)

TA Small/Mid Cap Value Service Class	5,013,663	(2,291,247)	2,722,416	2,007,626	(1,963,557)	44,069

TA T. Rowe Price Small Cap Initial Class	4,174	(198,744)	(194,570)	35,207	(75,225)	(40,018)

TA T. Rowe Price Small Cap Service Class	10,835,420	(7,988,322)	2,847,098	5,166,357	(9,880,027)	(4,713,670)

TA TS&W International Equity Initial Class	12,109	(49,996)	(37,887)	188	(40,670)	(40,482)

TA TS&W International Equity Service Class	1,303,055	(735,417)	567,638	676,937	(870,727)	(193,790)

TA U.S. Equity Index Service Class	31,643,656	(7,175,503)	24,468,153	5,957,181	(599,432)	5,357,749

TA WMC US Growth Initial Class	1,823,912	(322,572)	1,501,340	192,117	(513,869)	(321,752)

TA WMC US Growth Service Class	11,456,247	(3,037,784)	8,418,463	3,014,129	(4,691,261)	(1,677,132)

Vanguard® - Capital Growth	-	-	-	-	-	-

Vanguard® - Conservative Allocation	-	-	-	-	-	-

Vanguard® - Diversified Value	-	-	-	-	-	-

Vanguard® Balanced	-	-	-	-	-	-

Vanguard® Equity Income	-	-	-	-	-	-

Vanguard® Equity Index	-	(1,072,521)	(1,072,521)	-	(1)	(1)

Vanguard® Global Bond Index	-	-	-	-	-	-

Vanguard® Growth	-	-	-	-	-	-

Vanguard® High Yield Bond	-	-	-	-	-	-

Vanguard® International	-	(632,356)	(632,356)	-	(9,908)	(9,908)

Vanguard® Mid-Cap Index	1,130,279	(547,094)	583,185	-	-	-

Vanguard® Moderate Allocation	-	-	-	-	-	-

Vanguard® Money Market	-	-	-	-	-	-

Vanguard® Real Estate Index	506,049	(266,638)	239,411	-	-	-

Vanguard® Short-Term Investment Grade	1,459,722	(663,023)	796,699	-	-	-

Vanguard® Total Bond Market Index	1,462,216	(1,113,500)	348,716	-	(1)	(1)

56

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

4.  Change in Unit Dollars (continued)

	Year Ended December 31, 2019			Year Ended December 31, 2018
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)

Vanguard® Total International Stock Market Index	$-	$-	$-	$-	$-	$-

Vanguard® Total Stock Market Index	-	-	-	-	-	-

Voya Global Perspectives Class S Shares	-	-	-	-	-	-

Voya Large Cap Value Class S Shares	-	-	-	-	-	-

Voya Strategic Allocation Conservative Class S Shares	-	-	-	-	-	-

Voya Strategic Allocation Moderate Class S Shares	-	-	-	-	-	-

Wanger International	-	-	-	-	-	-

Wanger USA	-	-	-	-	-	-

57

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

		At December 31					For the Year Ended December 31
Subaccount		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

AB Balanced Wealth Strategy Class B Shares

	12/31/2019	1,415,672	$15.18	to	$11.79	$5,775,013	2.35%	0.40%	to	2.70%	17.73%	to	15.10%

	12/31/2018	1,591,557	12.90	to	10.24	4,944,515	1.70	0.40	to	2.70	(6.79)	to	(8.88)

	12/31/2017	1,763,828	13.84	to	11.24	4,712,679	1.78	0.40	to	2.70	14.88	to	12.59

	12/31/2016	2,023,694	12.01	to	11.35	4,215,929	1.84	0.65	to	2.20	3.77	to	2.18

	12/31/2015	2,341,162	11.58	to	11.11	4,557,024	2.04	0.65	to	2.20	0.64	to	(0.91)

AB Growth and Income Class B Shares

	12/31/2019	4,287,814	19.68	to	2.21	24,808,664	1.04	0.40	to	2.50	23.12	to	20.60

	12/31/2018	5,713,960	15.98	to	1.83	22,549,039	0.75	0.40	to	2.50	(6.22)	to	(8.15)

	12/31/2017	6,311,186	17.05	to	1.99	25,327,849	1.41	0.40	to	2.50	17.54	to	15.71

	12/31/2016	5,510,413	14.43	to	13.87	17,846,053	0.86	0.90	to	2.00	10.08	to	8.88

	12/31/2015	5,217,993	13.11	to	12.74	14,390,342	1.24	0.90	to	2.00	0.52	to	(0.58)

AB Large Cap Growth Class B Shares

	12/31/2019	110,099	3.54	to	2.65	398,618	-	1.15	to	2.50	32.84	to	31.09

	12/31/2018	139,295	2.66	to	2.02	378,988	-	1.15	to	2.50	1.15	to	(0.19)

	12/31/2017	165,616	2.63	to	2.03	445,455	-	1.15	to	2.50	30.18	to	28.47

	12/31/2016	217,408	2.02	to	1.99	447,199	-	1.15	to	1.95	1.19	to	0.40

	12/31/2015	229,886	2.00	to	1.99	468,281	-	1.15	to	1.95	9.59	to	8.74

American Funds - Asset Allocation Class 2 Shares

	12/31/2019	10,219,303	17.00	to	12.29	66,817,584	1.95	0.60	to	2.80	20.51	to	17.93

	12/31/2018	11,287,218	14.10	to	10.42	54,283,384	1.82	0.60	to	2.80	(5.18)	to	(7.22)

	12/31/2017	15,279,462	14.87	to	11.23	54,222,730	1.54	0.60	to	2.80	15.36	to	13.07

	12/31/2016	17,001,645	12.88	to	12.16	45,745,822	1.86	0.75	to	2.30	8.59	to	6.93

	12/31/2015	15,909,527	11.86	to	11.38	32,340,462	1.68	0.75	to	2.30	0.64	to	(0.91)

American Funds - Bond Class 2 Shares

	12/31/2019	4,067,969	11.32	to	10.41	17,729,897	2.60	0.60	to	2.80	8.70	to	6.38

	12/31/2018	4,465,231	10.42	to	9.79	15,508,538	2.39	0.60	to	2.80	(1.31)	to	(3.43)

	12/31/2017	5,015,162	10.56	to	10.14	16,486,527	1.95	0.60	to	2.80	2.89	to	0.85

	12/31/2016	5,550,075	10.24	to	9.68	15,744,768	1.72	0.75	to	2.30	2.18	to	0.61

	12/31/2015	5,462,357	10.03	to	9.62	12,577,030	1.79	0.75	to	2.30	(0.47)	to	(2.01)

American Funds - Growth Class 2 Shares

	12/31/2019	5,153,853	24.27	to	15.19	72,856,161	0.79	0.60	to	2.80	29.99	to	27.21

	12/31/2018	4,840,041	18.67	to	11.94	43,464,477	0.45	0.60	to	2.80	(0.85)	to	(2.98)

	12/31/2017	5,074,221	18.83	to	12.31	43,786,720	0.52	0.60	to	2.80	27.34	to	24.81

	12/31/2016	5,791,039	14.77	to	13.95	30,774,870	0.86	0.75	to	2.30	8.67	to	7.01

	12/31/2015	5,846,107	13.59	to	13.04	25,212,890	0.64	0.75	to	2.30	6.06	to	4.43

American Funds - Growth-Income Class 2 Shares

	12/31/2019	3,578,073	21.87	to	13.80	45,989,717	1.80	0.60	to	2.80	25.38	to	22.70

	12/31/2018	3,300,529	17.44	to	11.25	29,560,348	1.54	0.60	to	2.80	(2.38)	to	(4.48)

	12/31/2017	6,132,937	17.87	to	11.78	31,707,232	1.44	0.60	to	2.80	21.47	to	19.06

	12/31/2016	6,196,880	14.69	to	13.88	24,020,712	1.60	0.75	to	2.30	10.69	to	8.99

	12/31/2015	6,078,747	13.27	to	12.73	19,534,129	1.37	0.75	to	2.30	0.70	to	(0.85)

American Funds - International Class 2 Shares

	12/31/2019	11,158,019	14.76	to	12.98	40,863,027	1.55	0.60	to	2.80	22.15	to	19.54

	12/31/2018	11,793,828	12.08	to	10.86	28,518,169	2.22	0.60	to	2.80	(13.66)	to	(15.51)

	12/31/2017	4,186,038	14.00	to	12.85	17,419,416	1.31	0.60	to	2.80	31.16	to	28.56

	12/31/2016	4,168,809	10.66	to	10.07	11,475,849	1.49	0.75	to	2.30	2.76	to	1.18

	12/31/2015	4,190,015	10.37	to	9.95	10,292,784	1.11	0.75	to	2.30	(5.24)	to	(6.70)

58

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

			At December 31					For the Year Ended December 31
Subaccount			Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

DFA VA Equity Allocation

	12/31/2019	(1)	-	$10.04	to	$10.04	$-	-%	0.27%	to	0.47%	-%	to	-%

DFA VA Global Bond

	12/31/2019	(1)	-	10.01	to	10.01	-	-	0.27	to	0.47	-	to	-

DFA VA Global Moderate Allocation

	12/31/2019	(1)	-	10.03	to	10.03	-	-	0.27	to	0.47	-	to	-

DFA VA International Small

	12/31/2019	(1)	-	10.15	to	10.14	-	-	0.27	to	0.47	-	to	-

DFA VA International Value

	12/31/2019	(1)	-	10.03	to	10.03	-	-	0.27	to	0.47	-	to	-

DFA VA Short-Term Fixed

	12/31/2019	(1)	-	10.00	to	10.00	-	-	0.27	to	0.47	-	to	-

DFA VA U.S. Large Value

	12/31/2019	(1)	-	10.03	to	10.03	-	-	0.27	to	0.47	-	to	-

DFA VA U.S. Targeted Value

	12/31/2019	(1)	-	9.99	to	9.99	-	-	0.27	to	0.47	-	to	-

Fidelity® VIP Balanced Service Class 2

	12/31/2019		7,129,126	17.71	to	12.71	34,772,178	1.59	0.40	to	2.50	23.62	to	21.09

	12/31/2018		8,189,669	14.33	to	10.50	26,708,903	1.37	0.40	to	2.50	(4.82)	to	(6.79)

	12/31/2017		8,980,286	15.06	to	11.26	24,492,159	1.28	0.40	to	2.50	15.60	to	13.29

	12/31/2016		9,610,359	13.02	to	12.30	21,131,382	1.13	0.45	to	2.00	6.50	to	4.87

	12/31/2015		10,652,231	12.22	to	11.73	20,942,222	1.38	0.45	to	2.00	(0.09)	to	(1.63)

Fidelity® VIP Contrafund® Initial Class

	12/31/2019		-	21.14	to	20.65	-	-	0.65	to	1.00	30.73	to	30.27

	12/31/2018		-	16.17	to	15.85	-	-	0.65	to	1.00	(6.99)	to	(7.31)

	12/31/2017		-	17.38	to	17.10	-	-	0.65	to	1.00	21.09	to	20.67

	12/31/2016		-	14.35	to	14.17	-	-	0.65	to	1.00	7.31	to	6.93

	12/31/2015		-	13.38	to	13.25	-	-	0.65	to	1.00	0.02	to	(0.33)

Fidelity® VIP Contrafund® Service Class 2

	12/31/2019		7,212,975	20.74	to	3.25	64,338,846	0.24	0.40	to	2.50	30.75	to	28.07

	12/31/2018		5,600,447	15.86	to	2.54	37,145,331	0.43	0.40	to	2.50	(7.01)	to	(8.93)

	12/31/2017		6,467,651	17.06	to	2.79	44,958,123	0.79	0.40	to	2.50	20.50	to	18.63

	12/31/2016		6,870,488	14.09	to	13.54	34,500,882	0.67	0.90	to	2.00	6.77	to	5.60

	12/31/2015		7,251,023	13.20	to	12.82	30,642,355	0.64	0.90	to	2.00	(0.48)	to	(1.57)

Fidelity® VIP Equity-Income Service Class 2

	12/31/2019		246,717	2.01	to	2.13	568,345	1.83	1.15	to	2.50	25.66	to	24.01

	12/31/2018		271,212	1.60	to	1.72	502,640	1.83	1.15	to	2.50	(9.58)	to	(10.78)

	12/31/2017		360,555	1.77	to	1.93	761,780	1.42	1.15	to	2.50	11.37	to	9.91

	12/31/2016		441,460	1.59	to	1.87	849,441	2.07	1.15	to	1.95	16.37	to	15.46

	12/31/2015		522,920	1.37	to	1.62	881,845	2.83	1.15	to	1.95	(5.33)	to	(6.07)

Fidelity® VIP Growth Service Class 2

	12/31/2019		347,776	3.30	to	2.54	1,145,730	0.05	1.15	to	2.50	32.45	to	30.71

	12/31/2018		362,404	2.49	to	1.94	907,513	0.04	1.15	to	2.50	(1.57)	to	(2.87)

	12/31/2017		392,569	2.53	to	2.00	1,003,079	0.08	1.15	to	2.50	33.29	to	31.54

	12/31/2016		408,897	1.90	to	1.81	785,155	-	1.15	to	1.95	(0.59)	to	(1.37)

	12/31/2015		427,939	1.91	to	1.83	832,825	0.03	1.15	to	1.95	5.69	to	4.86

Fidelity® VIP Growth Opportunities Service Class 2

	12/31/2019		1,150	3.72	to	2.75	3,258	-	1.25	to	1.55	38.76	to	38.35

	12/31/2018		1,194	2.68	to	1.99	2,443	0.08	1.25	to	1.55	10.82	to	10.49

	12/31/2017		1,238	2.42	to	1.80	2,289	0.10	1.25	to	1.55	32.53	to	32.14

	12/31/2016		1,283	1.83	to	1.36	1,792	0.05	1.25	to	1.55	(1.17)	to	(1.46)

	12/31/2015		1,328	1.85	to	1.38	1,880	0.00	1.25	to	1.55	4.04	to	3.74

59

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

		At December 31					For the Year Ended December 31
Subaccount		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

Fidelity® VIP Mid Cap Initial Class

	12/31/2019	-	$17.95	to	$17.54	$-	-%	0.65%	to	1.00%	22.65%	to	22.22%

	12/31/2018	-	14.64	to	14.35	-	-	0.65	to	1.00	(15.10)	to	(15.39)

	12/31/2017	-	17.24	to	16.96	-	-	0.65	to	1.00	20.03	to	19.61

	12/31/2016	-	14.36	to	14.18	-	-	0.65	to	1.00	11.51	to	11.12

	12/31/2015	-	12.88	to	12.76	-	-	0.65	to	1.00	(2.03)	to	(2.37)

Fidelity® VIP Mid Cap Service Class 2

	12/31/2019	2,704,386	17.62	to	3.55	27,192,549	0.68	0.40	to	2.50	22.68	to	20.17

	12/31/2018	2,778,518	14.36	to	2.95	20,393,728	0.37	0.40	to	2.50	(15.11)	to	(16.86)

	12/31/2017	5,062,903	16.92	to	3.55	36,379,914	0.50	0.40	to	2.50	19.46	to	17.61

	12/31/2016	5,297,560	14.09	to	13.54	27,980,216	0.34	0.90	to	2.00	10.92	to	9.71

	12/31/2015	5,521,714	12.71	to	12.34	24,624,604	0.27	0.90	to	2.00	(2.51)	to	(3.58)

Fidelity® VIP Value Strategies Initial Class

	12/31/2019	1,534	17.14	to	16.75	26,305	1.60	0.65	to	1.00	33.66	to	33.19

	12/31/2018	1,730	12.83	to	12.57	22,195	0.98	0.65	to	1.00	(17.86)	to	(18.15)

	12/31/2017	1,731	15.62	to	15.36	27,025	1.51	0.65	to	1.00	18.59	to	18.17

	12/31/2016	1,731	13.17	to	13.00	22,793	1.16	0.65	to	1.00	8.91	to	8.54

	12/31/2015	1,731	12.09	to	11.98	20,931	1.17	0.65	to	1.00	(3.62)	to	(3.95)

Fidelity® VIP Value Strategies Service Class 2

	12/31/2019	1,436,606	16.81	to	3.00	13,100,877	1.43	0.40	to	2.50	33.56	to	30.83

	12/31/2018	1,554,410	12.58	to	2.29	8,610,083	0.71	0.40	to	2.50	(17.83)	to	(19.52)

	12/31/2017	2,008,310	15.32	to	2.85	12,836,585	1.23	0.40	to	2.50	18.02	to	16.19

	12/31/2016	2,168,759	12.91	to	12.41	10,823,952	1.00	0.90	to	2.00	8.30	to	7.11

	12/31/2015	2,209,354	11.93	to	11.59	9,569,134	0.90	0.90	to	2.00	(4.06)	to	(5.11)

Franklin Allocation Class 4 Shares

	12/31/2019	1,035,878	2.27	to	11.10	2,266,701	3.39	1.30	to	2.65	18.03	to	16.48

	12/31/2018	1,241,190	1.92	to	9.53	2,302,272	3.02	1.30	to	2.65	(10.75)	to	(11.93)

	12/31/2017	1,619,010	2.15	to	10.82	3,384,945	2.52	1.30	to	2.65	10.35	to	8.90

	12/31/2016	1,941,404	1.95	to	1.83	3,694,259	3.71	1.30	to	2.10	11.48	to	10.61

	12/31/2015	2,139,547	1.75	to	1.66	3,663,185	2.77	1.30	to	2.10	(7.44)	to	(8.17)

Franklin Income Class 2 Shares

	12/31/2019	1,442,333	1.62	to	1.54	2,298,317	5.36	1.15	to	2.50	14.74	to	13.23

	12/31/2018	1,855,382	1.41	to	1.36	2,577,641	4.90	1.15	to	2.50	(5.40)	to	(6.65)

	12/31/2017	2,252,757	1.49	to	1.46	3,318,178	4.23	1.15	to	2.50	8.43	to	7.00

	12/31/2016	2,549,956	1.37	to	1.27	3,477,568	4.92	1.15	to	1.95	12.73	to	11.85

	12/31/2015	2,995,232	1.22	to	1.14	3,637,520	4.37	1.15	to	1.95	(8.11)	to	(8.83)

Franklin Mutual Shares Class 2 Shares

	12/31/2019	336,678	1.54	to	1.85	521,168	1.70	1.15	to	2.50	21.18	to	19.58

	12/31/2018	400,640	1.27	to	1.54	510,977	2.27	1.15	to	2.50	(10.11)	to	(11.30)

	12/31/2017	498,421	1.41	to	1.74	705,918	2.17	1.15	to	2.50	7.12	to	5.71

	12/31/2016	582,908	1.32	to	1.22	775,627	1.91	1.15	to	1.95	14.74	to	13.84

	12/31/2015	686,274	1.15	to	1.07	795,342	3.09	1.15	to	1.95	(6.02)	to	(6.76)

Franklin Templeton Foreign Class 2 Shares

	12/31/2019	1,045,944	1.06	to	1.19	1,084,620	1.75	1.15	to	2.50	11.25	to	9.78

	12/31/2018	1,262,245	0.95	to	1.08	1,180,019	2.71	1.15	to	2.50	(16.41)	to	(17.52)

	12/31/2017	1,543,003	1.14	to	1.31	1,730,862	2.59	1.15	to	2.50	15.37	to	13.86

	12/31/2016	1,725,317	0.99	to	0.92	1,683,083	1.97	1.15	to	1.95	5.96	to	5.13

	12/31/2015	1,871,388	0.93	to	0.87	1,727,313	3.20	1.15	to	1.95	(7.56)	to	(8.28)

Invesco V.I. American Franchise Series II Shares

	12/31/2019	69,582	2.40	to	2.17	161,362	-	1.15	to	2.50	34.88	to	33.10

	12/31/2018	104,763	1.78	to	1.63	181,992	-	1.15	to	2.50	(4.99)	to	(6.25)

	12/31/2017	109,350	1.87	to	1.74	200,731	-	1.15	to	2.50	25.59	to	23.94

	12/31/2016	125,436	1.49	to	1.44	183,985	-	1.15	to	1.95	0.86	to	0.07

	12/31/2015	126,470	1.48	to	1.44	184,547	-	1.15	to	1.95	3.56	to	2.75

60

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

		At December 31					For the Year Ended December 31
Subaccount		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

Janus Henderson - Enterprise Service Shares

	12/31/2019	80,431	$4.08	to	$3.49	$388,352	0.05%	1.15%	to	2.50%	33.62%	to	31.86%

	12/31/2018	81,729	3.06	to	2.65	295,954	0.13	1.15	to	2.50	(1.80)	to	(3.10)

	12/31/2017	94,795	3.11	to	2.73	356,554	0.53	1.15	to	2.50	25.65	to	24.00

	12/31/2016	97,516	2.48	to	3.00	290,893	0.72	1.15	to	1.95	10.83	to	9.97

	12/31/2015	101,617	2.24	to	2.73	275,800	0.76	1.15	to	1.95	2.59	to	1.78

Janus Henderson - Global Research Service Shares

	12/31/2019	188,381	2.10	to	1.66	360,718	0.86	1.15	to	2.50	27.25	to	25.57

	12/31/2018	197,738	1.65	to	1.32	297,947	0.96	1.15	to	2.50	(8.15)	to	(9.36)

	12/31/2017	231,664	1.79	to	1.46	389,774	0.68	1.15	to	2.50	25.25	to	23.60

	12/31/2016	289,631	1.43	to	1.43	395,561	0.95	1.15	to	1.95	0.66	to	(0.12)

	12/31/2015	299,642	1.42	to	1.44	406,816	0.53	1.15	to	1.95	(3.64)	to	(4.40)

Janus Henderson - Mid Cap Value Service Shares

	12/31/2019	900	2.96	to	2.79	2,579	1.48	1.25	to	1.55	28.44	to	28.06

	12/31/2018	934	2.30	to	2.18	2,089	0.90	1.25	to	1.55	(14.89)	to	(15.14)

	12/31/2017	969	2.71	to	2.56	2,549	0.64	1.25	to	1.55	12.23	to	11.90

	12/31/2016	1,004	2.41	to	2.29	2,356	0.91	1.25	to	1.55	17.30	to	16.96

	12/31/2015	1,039	2.06	to	1.96	2,083	1.04	1.25	to	1.55	(4.88)	to	(5.16)

JPMorgan Insurance Trust Core Bond Class 1 Shares

	12/31/2019	312,512	1.38	to	10.46	426,543	2.46	1.25	to	2.50	6.84	to	5.54

	12/31/2018	342,219	1.29	to	9.91	433,361	2.40	1.25	to	2.50	(1.19)	to	(2.40)

	12/31/2017	373,840	1.30	to	10.16	480,107	2.58	1.25	to	2.50	2.30	to	1.05

	12/31/2016	417,140	1.27	to	1.21	525,026	2.65	1.25	to	1.95	0.86	to	0.17

	12/31/2015	500,032	1.26	to	1.21	624,029	3.69	1.25	to	1.95	(0.13)	to	(0.81)

JPMorgan Insurance Trust Mid Cap Value Class 1 Shares

	12/31/2019	52,138	3.81	to	11.64	197,917	1.59	1.25	to	2.50	25.20	to	23.67

	12/31/2018	52,138	3.04	to	9.41	158,145	0.96	1.25	to	2.50	(12.93)	to	(14.00)

	12/31/2017	52,138	3.50	to	10.94	181,699	0.79	1.25	to	2.50	12.36	to	11.00

	12/31/2016	52,138	3.11	to	2.95	161,765	0.86	1.25	to	1.95	13.28	to	12.51

	12/31/2015	52,138	2.75	to	2.62	142,851	0.99	1.25	to	1.95	(3.86)	to	(4.52)

JPMorgan Insurance Trust Small Cap Core Class 1 Shares

	12/31/2019	308	3.80	to	11.58	1,166	0.74	1.25	to	2.50	23.04	to	21.54

	12/31/2018	2,503	3.09	to	9.53	7,637	0.37	1.25	to	2.50	(13.02)	to	(14.09)

	12/31/2017	2,547	3.55	to	11.09	8,950	0.32	1.25	to	2.50	13.81	to	12.42

	12/31/2016	2,590	3.12	to	2.96	8,007	0.52	1.25	to	1.95	18.73	to	17.92

	12/31/2015	2,637	2.63	to	2.51	6,877	0.14	1.25	to	1.95	(6.45)	to	(7.09)

JPMorgan Insurance Trust U.S. Equity Class 1 Shares

	12/31/2019	24,613	4.11	to	13.83	100,581	0.85	1.25	to	2.50	30.13	to	28.54

	12/31/2018	24,936	3.16	to	10.76	78,356	0.82	1.25	to	2.50	(7.33)	to	(8.47)

	12/31/2017	25,247	3.41	to	11.76	85,661	0.88	1.25	to	2.50	20.82	to	19.36

	12/31/2016	25,556	2.82	to	2.68	71,808	0.98	1.25	to	1.95	9.57	to	8.82

	12/31/2015	25,897	2.58	to	2.46	66,448	1.12	1.25	to	1.95	(0.38)	to	(1.07)

MFS® New Discovery Service Class

	12/31/2019	494,433	3.60	to	3.78	1,897,707	-	1.15	to	2.50	39.67	to	37.83

	12/31/2018	535,587	2.58	to	2.74	1,480,353	-	1.15	to	2.50	(2.84)	to	(4.13)

	12/31/2017	614,556	2.65	to	2.86	1,753,527	-	1.15	to	2.50	24.90	to	23.26

	12/31/2016	728,669	2.12	to	1.99	1,699,029	-	1.15	to	1.95	7.57	to	6.72

	12/31/2015	840,975	1.98	to	1.86	1,819,446	-	1.15	to	1.95	(3.26)	to	(4.02)

MFS® Total Return Service Class

	12/31/2019	491,795	1.92	to	1.98	1,004,119	2.13	1.15	to	2.50	18.75	to	17.19

	12/31/2018	540,759	1.62	to	1.69	936,597	1.92	1.15	to	2.50	(6.95)	to	(8.18)

	12/31/2017	684,296	1.74	to	1.84	1,277,761	2.24	1.15	to	2.50	10.75	to	9.30

	12/31/2016	1,048,659	1.57	to	1.69	1,824,238	2.68	1.15	to	1.95	7.58	to	6.74

	12/31/2015	1,107,681	1.46	to	1.58	1,794,787	2.37	1.15	to	1.95	(1.71)	to	(2.48)

61

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

			At December 31					For the Year Ended December 31
Subaccount			Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

State Street Total Return V.I.S. Class 3 Shares

	12/31/2019		1,286,288	$14.25	to	$11.47	$4,647,034	2.05%	0.40%	to	2.70%	15.11%	to	12.53%

	12/31/2018		1,413,838	12.38	to	10.19	4,872,213	2.33	0.40	to	2.70	(6.98)	to	(9.08)

	12/31/2017		1,414,159	13.31	to	11.21	3,637,485	2.13	0.40	to	2.70	14.52	to	12.24

	12/31/2016		1,363,223	11.59	to	10.95	2,313,919	1.77	0.65	to	2.20	5.39	to	3.78

	12/31/2015		1,266,778	11.00	to	10.55	1,849,112	1.47	0.65	to	2.20	(1.98)	to	(3.49)

TA 60/40 Allocation Service Class

	12/31/2019		101,302	11.55	to	11.21	1,153,458	0.18	0.20	to	2.00	19.89	to	17.75

	12/31/2018	(1)	61,235	9.64	to	9.52	586,107	-	0.20	to	2.00	-	to	-

TA Aegon High Yield Bond Initial Class

	12/31/2019		25,128	13.51	to	2.23	82,928	5.24	0.45	to	2.50	13.70	to	11.43

	12/31/2018		50,377	11.88	to	2.00	132,360	6.34	0.45	to	2.50	(2.79)	to	(4.75)

	12/31/2017		47,609	12.23	to	2.10	130,755	6.27	0.45	to	2.50	6.96	to	4.83

	12/31/2016		36,425	11.43	to	1.85	98,517	5.97	0.45	to	1.90	14.83	to	13.20

	12/31/2015		53,786	9.95	to	1.63	120,077	6.26	0.45	to	1.90	(4.65)	to	(6.01)

TA Aegon High Yield Bond Service Class

	12/31/2019		1,767,357	13.17	to	11.09	7,895,861	6.00	0.20	to	2.50	13.74	to	11.19

	12/31/2018		1,879,618	11.58	to	9.97	6,383,952	5.91	0.20	to	2.50	(2.90)	to	(5.09)

	12/31/2017		2,134,226	11.92	to	10.51	7,261,724	5.61	0.20	to	2.50	6.25	to	4.60

	12/31/2016		2,268,819	11.15	to	10.71	6,641,135	5.69	0.90	to	2.00	13.97	to	12.73

	12/31/2015		2,568,185	9.78	to	9.50	5,904,739	6.14	0.90	to	2.00	(5.16)	to	(6.19)

TA Aegon U.S. Government Securities Initial Class

	12/31/2019		89,828	1.53	to	1.20	186,543	1.84	1.25	to	2.50	5.29	to	4.00

	12/31/2018		132,172	1.46	to	1.15	261,085	3.03	1.25	to	2.50	(0.99)	to	(2.20)

	12/31/2017		142,568	1.47	to	1.18	284,854	4.00	1.25	to	2.50	1.39	to	0.16

	12/31/2016		127,683	1.45	to	1.25	251,979	0.88	1.25	to	1.90	(0.93)	to	(1.56)

	12/31/2015		153,991	1.46	to	1.27	307,218	2.22	1.25	to	1.90	(1.14)	to	(1.77)

TA Aegon U.S. Government Securities Service Class

	12/31/2019		9,041,053	10.72	to	10.10	33,204,191	1.59	0.20	to	2.50	6.14	to	3.72

	12/31/2018		13,408,309	10.10	to	9.74	58,924,996	2.23	0.20	to	2.50	(0.19)	to	(2.47)

	12/31/2017		10,761,864	10.11	to	9.99	28,859,784	2.68	0.20	to	2.50	1.90	to	(0.13)

	12/31/2016		19,883,084	9.90	to	9.36	72,397,578	0.44	0.45	to	2.00	(0.31)	to	(1.84)

	12/31/2015		19,794,265	9.93	to	9.53	70,779,519	1.42	0.45	to	2.00	(0.62)	to	(2.15)

TA American Funds Managed Risk - Balanced Service Class

	12/31/2019		6,177,727	12.84	to	11.73	75,573,079	1.26	0.20	to	2.50	17.57	to	14.93

	12/31/2018		5,415,173	10.92	to	10.21	56,971,412	0.85	0.20	to	2.50	(6.01)	to	(8.13)

	12/31/2017		4,488,029	11.62	to	11.11	50,784,606	0.64	0.20	to	2.50	14.11	to	11.84

	12/31/2016		2,676,423	10.16	to	9.90	26,789,196	0.61	0.45	to	2.00	5.94	to	4.31

	12/31/2015	(1)	977,622	9.59	to	9.49	9,319,240	-	0.45	to	2.00	-	to	-

TA Barrow Hanley Dividend Focused Initial Class

	12/31/2019		1,100,009	18.09	to	2.05	3,293,974	2.49	0.45	to	2.50	23.35	to	20.89

	12/31/2018		1,230,584	14.66	to	1.69	3,017,847	2.16	0.45	to	2.50	(11.90)	to	(13.67)

	12/31/2017		1,290,725	16.64	to	1.96	3,740,605	2.17	0.45	to	2.50	15.91	to	13.60

	12/31/2016		1,213,323	14.36	to	2.01	3,032,677	2.05	0.45	to	1.90	14.40	to	12.78

	12/31/2015		1,486,892	12.55	to	1.78	3,270,068	1.89	0.45	to	1.90	(4.03)	to	(5.39)

TA Barrow Hanley Dividend Focused Service Class

	12/31/2019		4,708,955	17.61	to	11.65	23,251,761	2.25	0.20	to	2.50	23.33	to	20.56

	12/31/2018		5,558,372	14.28	to	9.66	20,061,618	1.94	0.20	to	2.50	(11.86)	to	(13.85)

	12/31/2017		5,898,194	16.20	to	11.21	23,499,428	2.21	0.20	to	2.50	15.09	to	13.30

	12/31/2016		5,972,559	13.98	to	13.44	19,563,340	2.20	0.90	to	2.00	13.57	to	12.33

	12/31/2015		4,581,223	12.31	to	11.96	12,481,040	1.56	0.90	to	2.00	(4.69)	to	(5.74)

62

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

			At December 31					For the Year Ended December 31
Subaccount			Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA BlackRock Global Allocation Service Class

	12/31/2019		19,575,170	$13.71	to	$11.43	$68,154,890	0.95%	0.20%	to	2.50%	17.61%	to	14.97%

	12/31/2018		21,778,327	11.66	to	9.94	60,747,803	1.12	0.20	to	2.50	(7.81)	to	(9.89)

	12/31/2017		26,269,985	12.65	to	11.03	72,510,972	1.10	0.20	to	2.50	12.99	to	10.73

	12/31/2016		29,085,578	11.17	to	10.53	62,055,519	0.38	0.45	to	2.00	4.09	to	2.49

	12/31/2015		32,066,493	10.73	to	10.28	56,381,328	1.72	0.45	to	2.00	(1.67)	to	(3.18)

TA BlackRock Global Allocation Managed Risk - Balanced Service Class

	12/31/2019		1,420,910	11.28	to	11.01	15,233,662	3.00	0.20	to	2.50	14.48	to	11.91

	12/31/2018		1,255,834	9.85	to	9.84	11,878,103	1.22	0.20	to	2.50	(7.95)	to	(10.03)

	12/31/2017		907,756	10.70	to	10.93	9,425,985	0.66	0.20	to	2.50	12.00	to	9.77

	12/31/2016		770,157	9.53	to	9.22	7,203,419	1.96	0.45	to	2.00	(0.08)	to	(1.61)

	12/31/2015	(1)	348,633	9.54	to	9.37	3,294,098	-	0.45	to	2.00	-	to	-

TA BlackRock Global Allocation Managed Risk - Growth Service Class

	12/31/2019		938,245	11.52	to	11.55	10,262,239	3.32	0.20	to	2.50	17.69	to	15.05

	12/31/2018		977,690	9.79	to	10.04	9,178,404	1.29	0.20	to	2.50	(10.34)	to	(12.37)

	12/31/2017		934,837	10.92	to	11.45	9,906,384	0.68	0.20	to	2.50	17.34	to	15.00

	12/31/2016		802,785	9.28	to	8.98	7,315,682	2.25	0.45	to	2.00	(0.64)	to	(2.16)

	12/31/2015	(1)	491,576	9.34	to	9.18	4,545,309	-	0.45	to	2.00	-	to	-

TA BlackRock Global Real Estate Securities Initial Class

	12/31/2019		4,917	12.82	to	2.68	15,223	0.80	0.45	to	2.50	24.63	to	22.14

	12/31/2018		7,607	10.29	to	2.20	19,076	8.81	0.45	to	2.50	(10.49)	to	(12.30)

	12/31/2017		8,032	11.49	to	2.51	22,719	3.68	0.45	to	2.50	10.82	to	8.61

	12/31/2016		8,553	10.37	to	2.01	22,037	1.76	0.45	to	1.90	0.17	to	(1.25)

	12/31/2015		8,987	10.35	to	2.04	23,333	3.42	0.45	to	1.90	(1.05)	to	(2.46)

TA BlackRock Global Real Estate Securities Service Class

	12/31/2019		1,280,292	12.49	to	11.72	6,407,054	0.61	0.20	to	2.50	24.64	to	21.84

	12/31/2018		1,321,327	10.02	to	9.62	4,790,053	8.08	0.20	to	2.50	(10.51)	to	(12.53)

	12/31/2017		1,468,053	11.20	to	11.00	6,088,478	3.27	0.20	to	2.50	10.02	to	8.31

	12/31/2016		1,703,876	10.11	to	9.72	5,721,454	1.43	0.90	to	2.00	(0.48)	to	(1.56)

	12/31/2015		1,889,106	10.16	to	9.87	5,829,195	4.20	0.90	to	2.00	(1.76)	to	(2.83)

TA BlackRock Government Money Market Initial Class

	12/31/2019		135,343	1.00	to	0.80	179,063	1.97	1.25	to	2.50	0.71	to	(0.51)

	12/31/2018		176,536	1.00	to	0.80	232,251	1.84	1.25	to	2.50	0.54	to	(0.69)

	12/31/2017		126,501	0.99	to	0.80	165,775	0.01	1.25	to	2.50	(1.23)	to	(2.43)

	12/31/2016		58,892	1.00	to	0.92	78,249	0.01	1.25	to	1.90	(1.22)	to	(1.85)

	12/31/2015		106,547	1.02	to	0.94	143,537	0.01	1.25	to	1.90	(1.23)	to	(1.86)

TA BlackRock Government Money Market Service Class

	12/31/2019		8,862,256	10.03	to	0.78	29,386,715	1.67	0.20	to	2.50	1.51	to	(0.79)

	12/31/2018		7,842,179	9.88	to	0.79	20,467,005	0.73	0.20	to	2.50	0.64	to	(1.66)

	12/31/2017		7,834,925	9.82	to	0.80	22,509,391	0.01	0.20	to	2.50	(0.44)	to	(2.43)

	12/31/2016		12,254,624	9.84	to	9.29	36,408,179	0.01	0.45	to	2.00	(0.44)	to	(1.97)

	12/31/2015		10,390,576	9.88	to	9.48	47,562,444	0.01	0.45	to	2.00	(0.44)	to	(1.98)

TA BlackRock iShares Edge 100 Service Class

	12/31/2019		1,720,071	15.24	to	13.42	25,582,081	1.52	0.20	to	2.50	24.33	to	21.54

	12/31/2018		1,675,426	12.26	to	11.04	20,189,042	1.15	0.20	to	2.50	(5.52)	to	(7.65)

	12/31/2017		1,638,678	12.98	to	11.96	21,047,568	0.58	0.20	to	2.50	22.68	to	20.23

	12/31/2016	(1)	107,409	10.55	to	10.43	1,126,448	-	0.45	to	2.00	-	to	-

TA BlackRock iShares Edge 40 Initial Class

	12/31/2019		31,980	1.96	to	1.69	61,195	2.17	1.25	to	2.50	13.88	to	12.50

	12/31/2018		35,527	1.72	to	1.50	59,783	1.93	1.25	to	2.50	(5.33)	to	(6.49)

	12/31/2017		35,881	1.82	to	1.61	63,870	1.78	1.25	to	2.50	8.39	to	7.07

	12/31/2016		35,803	1.68	to	1.35	58,884	1.50	1.25	to	1.90	0.97	to	0.32

	12/31/2015		40,362	1.66	to	1.35	65,845	1.27	1.25	to	1.90	(1.31)	to	(1.94)

63

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

			At December 31					For the Year Ended December 31
Subaccount			Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA BlackRock iShares Edge 40 Service Class

	12/31/2019		5,634,719	$12.91	to	$1.24	$21,835,279	2.01%	0.20%	to	2.50%	14.87%	to	12.30%

	12/31/2018		6,257,613	11.24	to	1.11	19,793,618	1.68	0.20	to	2.50	(4.62)	to	(6.77)

	12/31/2017		7,433,079	11.79	to	1.19	22,153,340	1.47	0.20	to	2.50	9.03	to	6.86

	12/31/2016		8,614,962	10.78	to	10.19	22,289,282	1.25	0.45	to	2.00	1.53	to	(0.02)

	12/31/2015		9,406,732	10.62	to	10.19	21,064,949	1.05	0.45	to	2.00	(0.87)	to	(2.39)

TA BlackRock iShares Edge 50 Service Class

	12/31/2019		2,157,603	12.97	to	11.84	26,937,300	0.95	0.20	to	2.50	15.80	to	13.21

	12/31/2018		1,227,760	11.20	to	10.46	13,386,876	0.87	0.20	to	2.50	(2.82)	to	(5.01)

	12/31/2017		716,979	11.52	to	11.01	8,137,482	0.77	0.20	to	2.50	12.34	to	10.10

	12/31/2016	(1)	345,827	10.23	to	10.11	3,516,806	-	0.45	to	2.00	-	to	-

TA BlackRock iShares Edge 75 Service Class

	12/31/2019		1,582,836	13.96	to	12.62	21,407,528	0.95	0.20	to	2.50	20.04	to	17.34

	12/31/2018		1,258,007	11.63	to	10.75	14,317,981	0.89	0.20	to	2.50	(4.10)	to	(6.27)

	12/31/2017		1,058,764	12.13	to	11.47	12,688,035	0.55	0.20	to	2.50	17.44	to	15.10

	12/31/2016	(1)	81,476	10.30	to	10.18	833,826	-	0.45	to	2.00	-	to	-

TA BlackRock Tactical Allocation Service Class

	12/31/2019		23,323,488	14.35	to	1.33	97,945,168	2.17	0.20	to	2.50	16.82	to	14.20

	12/31/2018		27,351,633	12.28	to	1.17	94,975,663	0.98	0.20	to	2.50	(4.61)	to	(6.76)

	12/31/2017		30,063,885	12.88	to	1.25	108,003,935	1.48	0.20	to	2.50	11.18	to	8.97

	12/31/2016		32,609,979	11.55	to	10.92	100,557,415	2.32	0.45	to	2.00	4.44	to	2.84

	12/31/2015		33,725,251	11.06	to	10.61	94,383,584	1.78	0.45	to	2.00	(0.57)	to	(2.10)

TA Greystone International Growth Initial Class

	12/31/2019		59,963	13.83	to	1.74	113,724	1.66	0.45	to	2.50	27.11	to	24.57

	12/31/2018		63,800	10.88	to	1.40	87,012	1.24	0.45	to	2.50	(18.08)	to	(19.73)

	12/31/2017		67,784	13.28	to	1.74	113,918	1.67	0.45	to	2.50	26.68	to	24.15

	12/31/2016		46,174	10.48	to	1.57	61,836	1.54	0.45	to	1.90	(0.37)	to	(1.78)

	12/31/2015		53,642	10.52	to	1.60	72,782	1.60	0.45	to	1.90	(0.37)	to	(1.79)

TA Greystone International Growth Service Class

	12/31/2019		1,597,061	13.48	to	12.37	8,079,049	1.35	0.20	to	2.50	27.15	to	24.30

	12/31/2018		1,767,291	10.60	to	9.95	6,860,618	0.53	0.20	to	2.50	(18.11)	to	(19.96)

	12/31/2017		6,976,614	12.95	to	12.43	23,218,498	1.33	0.20	to	2.50	25.85	to	23.90

	12/31/2016		5,268,104	10.22	to	9.82	13,345,400	1.35	0.90	to	2.00	(1.03)	to	(2.11)

	12/31/2015		5,061,054	10.33	to	10.03	12,388,616	1.27	0.90	to	2.00	(1.14)	to	(2.22)

TA International Equity Index Service Class

	12/31/2019		380,767	11.47	to	10.80	4,255,261	1.32	0.35	to	2.65	20.68	to	17.97

	12/31/2018		140,608	9.51	to	9.15	1,313,264	0.41	0.35	to	2.65	(14.53)	to	(16.46)

	12/31/2017	(1)	34,853	11.12	to	10.96	385,013	-	0.35	to	2.65	-	to	-

TA Janus Balanced Service Class

	12/31/2019		14,667,063	17.29	to	13.09	102,356,309	1.38	0.20	to	2.50	21.53	to	18.80

	12/31/2018		16,302,543	14.23	to	11.02	85,847,112	1.49	0.20	to	2.50	(0.27)	to	(2.52)

	12/31/2017		16,864,853	14.27	to	11.31	84,726,412	1.33	0.20	to	2.50	16.21	to	13.89

	12/31/2016		17,165,988	12.25	to	11.57	66,683,993	1.09	0.45	to	2.00	3.65	to	2.06

	12/31/2015		14,140,653	11.82	to	11.34	50,716,781	0.83	0.45	to	2.00	(0.33)	to	(1.86)

TA Janus Mid-Cap Growth Initial Class

	12/31/2019		4,730	19.59	to	2.33	21,270	0.03	0.45	to	2.50	36.10	to	33.38

	12/31/2018		8,193	14.39	to	1.74	64,489	0.07	0.45	to	2.50	(1.66)	to	(3.64)

	12/31/2017		4,743	14.64	to	1.81	14,086	0.05	0.45	to	2.50	28.43	to	25.87

	12/31/2016		32,509	11.40	to	1.88	47,880	-	0.45	to	1.90	(2.48)	to	(3.87)

	12/31/2015		24,339	11.69	to	1.95	33,445	-	0.45	to	1.90	(5.46)	to	(6.80)

64

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

		At December 31					For the Year Ended December 31
Subaccount		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA Janus Mid-Cap Growth Service Class

	12/31/2019	3,279,903	$19.08	to	$15.81	$20,122,605	-%	0.20%	to	2.50%	36.06%	to	33.00%

	12/31/2018	3,554,951	14.02	to	11.89	13,165,619	-	0.20	to	2.50	(1.65)	to	(3.87)

	12/31/2017	1,074,011	14.26	to	12.36	4,956,165	-	0.20	to	2.50	27.59	to	25.61

	12/31/2016	1,076,773	11.10	to	10.67	3,562,151	-	0.90	to	2.00	(3.18)	to	(4.23)

	12/31/2015	1,283,293	11.47	to	11.14	3,821,907	-	0.90	to	2.00	(6.11)	to	(7.14)

TA JPMorgan Asset Allocation - Conservative Initial Class

	12/31/2019	-	2.01	to	1.80	-	-	1.25	to	2.50	12.50	to	11.12

	12/31/2018	-	1.79	to	1.62	-	-	1.25	to	2.50	(5.17)	to	(6.33)

	12/31/2017	9,676	1.89	to	1.73	17,848	2.12	1.25	to	2.50	11.42	to	10.07

	12/31/2016	9,676	1.69	to	1.42	16,042	2.03	1.25	to	1.90	3.33	to	2.68

	12/31/2015	9,676	1.64	to	1.38	15,547	2.66	1.25	to	1.90	(3.17)	to	(3.79)

TA JPMorgan Asset Allocation - Conservative Service Class

	12/31/2019	18,105,007	13.17	to	11.28	63,826,265	2.35	0.20	to	2.50	13.32	to	10.75

	12/31/2018	20,318,517	11.62	to	10.18	61,918,870	1.59	0.20	to	2.50	(4.47)	to	(6.66)

	12/31/2017	22,261,316	12.16	to	10.91	67,550,887	1.92	0.20	to	2.50	12.06	to	9.83

	12/31/2016	23,849,251	10.83	to	10.23	60,565,402	1.78	0.45	to	2.00	3.84	to	2.24

	12/31/2015	29,281,139	10.43	to	10.01	64,424,762	2.02	0.45	to	2.00	(2.58)	to	(4.08)

TA JPMorgan Asset Allocation - Growth Initial Class

	12/31/2019	16,941	2.49	to	2.43	41,169	1.74	1.25	to	2.50	24.50	to	22.98

	12/31/2018	16,941	2.00	to	1.98	33,118	1.89	1.25	to	2.50	(11.51)	to	(12.59)

	12/31/2017	16,941	2.26	to	2.26	37,480	1.11	1.25	to	2.50	23.10	to	21.60

	12/31/2016	30,761	1.84	to	1.61	55,366	1.27	1.25	to	1.90	4.77	to	4.10

	12/31/2015	82,219	1.76	to	1.54	141,457	1.65	1.25	to	1.90	(3.14)	to	(3.76)

TA JPMorgan Asset Allocation - Growth Service Class

	12/31/2019	1,582,914	16.88	to	12.91	9,822,868	1.49	0.20	to	2.50	25.61	to	22.79

	12/31/2018	1,762,178	13.44	to	10.52	6,812,799	1.72	0.20	to	2.50	(10.88)	to	(12.90)

	12/31/2017	2,253,319	15.08	to	12.07	8,452,268	1.17	0.20	to	2.50	23.82	to	21.35

	12/31/2016	2,822,565	12.15	to	11.48	7,545,147	1.99	0.45	to	2.00	5.35	to	3.73

	12/31/2015	3,005,299	11.53	to	11.06	6,787,813	1.48	0.45	to	2.00	(2.55)	to	(4.06)

TA JPMorgan Asset Allocation - Moderate Initial Class

	12/31/2019	174,302	2.23	to	2.04	378,461	1.65	1.25	to	2.50	14.98	to	13.58

	12/31/2018	340,781	1.94	to	1.80	644,471	1.75	1.25	to	2.50	(6.30)	to	(7.45)

	12/31/2017	358,312	2.07	to	1.94	724,297	1.96	1.25	to	2.50	15.03	to	13.64

	12/31/2016	513,502	1.80	to	1.53	903,679	2.32	1.25	to	1.90	4.26	to	3.60

	12/31/2015	477,423	1.72	to	1.48	807,013	2.04	1.25	to	1.90	(3.43)	to	(4.05)

TA JPMorgan Asset Allocation - Moderate Service Class

	12/31/2019	73,968,848	14.18	to	1.83	314,877,570	1.97	0.20	to	2.50	15.95	to	13.34

	12/31/2018	82,307,295	12.23	to	1.61	281,356,104	1.56	0.20	to	2.50	(5.54)	to	(7.67)

	12/31/2017	92,461,728	12.95	to	1.75	300,651,662	1.64	0.20	to	2.50	15.60	to	13.30

	12/31/2016	104,593,983	11.17	to	10.56	281,768,454	1.96	0.45	to	2.00	4.78	to	3.18

	12/31/2015	111,980,841	10.66	to	10.23	279,599,191	1.85	0.45	to	2.00	(2.91)	to	(4.41)

TA JPMorgan Asset Allocation - Moderate Growth Initial Class

	12/31/2019	21,059	2.38	to	2.24	48,802	2.50	1.25	to	2.50	18.53	to	17.08

	12/31/2018	206,539	2.01	to	1.91	410,450	1.88	1.25	to	2.50	(8.22)	to	(9.35)

	12/31/2017	206,571	2.19	to	2.11	447,561	1.71	1.25	to	2.50	18.30	to	16.86

	12/31/2016	211,341	1.85	to	1.59	387,179	2.10	1.25	to	1.90	5.23	to	4.57

	12/31/2015	149,672	1.76	to	1.52	261,989	2.19	1.25	to	1.90	(3.44)	to	(4.06)

TA JPMorgan Asset Allocation - Moderate Growth Service Class

	12/31/2019	41,813,237	15.37	to	1.43	187,724,351	1.94	0.20	to	2.50	19.55	to	16.87

	12/31/2018	47,913,709	12.86	to	1.22	174,322,733	1.65	0.20	to	2.50	(7.51)	to	(9.59)

	12/31/2017	54,159,674	13.90	to	1.35	200,756,348	1.52	0.20	to	2.50	18.96	to	16.59

	12/31/2016	57,499,076	11.66	to	11.02	162,356,929	1.79	0.45	to	2.00	5.78	to	4.16

	12/31/2015	61,880,963	11.02	to	10.58	153,403,905	2.01	0.45	to	2.00	(2.96)	to	(4.45)

65

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

			At December 31					For the Year Ended December 31
Subaccount			Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA JPMorgan Core Bond Service Class

	12/31/2019		10,793,962	$11.41	to	$10.43	$41,431,886	2.36%	0.20%	to	2.50%	8.04%	to	5.61%

	12/31/2018		10,258,351	10.56	to	9.88	30,158,394	2.94	0.20	to	2.50	(0.29)	to	(2.54)

	12/31/2017		10,257,283	10.60	to	10.14	30,045,745	2.60	0.20	to	2.50	2.96	to	0.90

	12/31/2016		9,984,860	10.27	to	9.70	27,671,195	1.90	0.45	to	2.00	1.60	to	0.04

	12/31/2015		9,485,030	10.10	to	9.70	20,112,573	1.87	0.45	to	2.00	(0.11)	to	(1.65)

TA JPMorgan Enhanced Index Initial Class

	12/31/2019		173,973	21.86	to	2.48	751,989	1.17	0.45	to	2.50	30.45	to	27.84

	12/31/2018		194,650	16.76	to	1.94	638,397	1.12	0.45	to	2.50	(6.43)	to	(8.32)

	12/31/2017		204,079	17.91	to	2.12	722,249	0.57	0.45	to	2.50	20.61	to	18.21

	12/31/2016		206,326	14.85	to	2.00	610,859	0.39	0.45	to	1.90	10.85	to	9.28

	12/31/2015		236,425	13.40	to	1.83	634,049	0.97	0.45	to	1.90	(0.52)	to	(1.94)

TA JPMorgan Enhanced Index Service Class

	12/31/2019		564,116	21.30	to	13.57	5,689,537	0.89	0.20	to	2.50	30.43	to	27.50

	12/31/2018		632,391	16.33	to	10.65	5,294,028	0.87	0.20	to	2.50	(6.43)	to	(8.55)

	12/31/2017		610,054	17.46	to	11.64	6,488,465	0.41	0.20	to	2.50	19.74	to	17.88

	12/31/2016		466,902	14.48	to	13.92	4,419,905	0.16	0.90	to	2.00	10.13	to	8.93

	12/31/2015		378,610	13.15	to	12.78	1,978,768	0.81	0.90	to	2.00	(1.25)	to	(2.33)

TA JPMorgan International Moderate Growth Service Class

	12/31/2019		14,401,813	12.91	to	1.25	44,185,827	2.03	0.20	to	2.50	17.37	to	14.74

	12/31/2018		16,339,209	11.00	to	1.09	41,937,578	2.17	0.20	to	2.50	(12.09)	to	(14.07)

	12/31/2017		18,492,054	12.51	to	1.27	50,493,353	1.60	0.20	to	2.50	20.93	to	18.52

	12/31/2016		19,645,357	10.32	to	9.75	41,499,204	1.87	0.45	to	2.00	0.62	to	(0.92)

	12/31/2015		21,891,483	10.26	to	9.84	43,094,351	1.82	0.45	to	2.00	(2.32)	to	(3.83)

TA JPMorgan Mid Cap Value Service Class

	12/31/2019		1,664,311	18.37	to	2.55	18,129,091	1.14	0.20	to	2.50	25.74	to	22.92

	12/31/2018		1,822,059	14.61	to	2.07	14,420,132	0.63	0.20	to	2.50	(12.27)	to	(14.25)

	12/31/2017		2,459,077	16.66	to	2.42	20,619,585	0.54	0.20	to	2.50	12.68	to	10.44

	12/31/2016		5,651,589	14.75	to	13.93	26,255,068	1.90	0.45	to	2.00	13.77	to	12.02

	12/31/2015		5,733,005	12.96	to	12.44	20,803,900	0.76	0.45	to	2.00	(3.37)	to	(4.86)

TA JPMorgan Tactical Allocation Service Class

	12/31/2019		15,867,118	12.91	to	10.92	82,867,081	2.08	0.20	to	2.50	11.69	to	9.18

	12/31/2018		17,897,044	11.56	to	10.00	78,049,142	1.92	0.20	to	2.50	(3.38)	to	(5.56)

	12/31/2017		20,667,991	11.96	to	10.59	85,781,288	1.58	0.20	to	2.50	8.02	to	5.87

	12/31/2016		22,814,234	11.05	to	10.44	83,825,181	1.16	0.45	to	2.00	3.73	to	2.13

	12/31/2015		22,739,979	10.65	to	10.22	70,466,542	1.14	0.45	to	2.00	(0.85)	to	(2.37)

TA Legg Mason Dynamic Allocation - Balanced Service Class

	12/31/2019		15,186,512	13.30	to	1.17	85,177,436	1.60	0.20	to	2.50	15.83	to	13.20

	12/31/2018		16,297,233	11.48	to	1.03	80,719,543	1.40	0.20	to	2.50	(3.51)	to	(5.72)

	12/31/2017		18,245,161	11.90	to	1.09	93,925,698	1.11	0.20	to	2.50	9.97	to	7.78

	12/31/2016		22,101,622	10.79	to	10.19	96,492,892	1.10	0.45	to	2.00	(1.11)	to	(2.63)

	12/31/2015		24,115,700	10.91	to	10.47	93,488,870	0.91	0.45	to	2.00	(2.52)	to	(4.02)

TA Legg Mason Dynamic Allocation - Growth Service Class

	12/31/2019		9,594,730	13.86	to	1.29	55,719,855	1.37	0.20	to	2.50	16.59	to	13.94

	12/31/2018		11,137,528	11.89	to	1.13	52,742,521	1.23	0.20	to	2.50	(4.92)	to	(7.10)

	12/31/2017		12,174,684	12.50	to	1.22	60,496,584	0.98	0.20	to	2.50	12.70	to	10.45

	12/31/2016		15,446,885	11.07	to	10.46	62,664,292	0.99	0.45	to	2.00	(1.43)	to	(2.94)

	12/31/2015		16,046,497	11.23	to	10.77	66,569,685	0.69	0.45	to	2.00	(3.38)	to	(4.87)

TA Levin Large Cap Value Service Class

	12/31/2019		83,542	10.55	to	10.24	866,163	0.33	0.20	to	2.00	16.76	to	14.68

	12/31/2018	(1)	10,583	9.03	to	8.93	95,017	-	0.20	to	2.00	-	to	-

66

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

			At December 31					For the Year Ended December 31
Subaccount			Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA Madison Diversified Income Service Class

	12/31/2019		479,428	$13.86	to	$11.59	$5,773,001	1.77%	0.20%	to	2.50%	14.71%	to	12.14%

	12/31/2018		174,620	12.08	to	10.34	1,953,770	1.52	0.20	to	2.50	(0.95)	to	(3.19)

	12/31/2017	(1)	100,620	12.19	to	10.68	1,092,716	0.34	0.20	to	2.50	-	to	-

TA Managed Risk - Balanced ETF Service Class

	12/31/2019		92,287,393	13.81	to	1.18	453,178,914	1.97	0.20	to	2.50	15.42	to	12.79

	12/31/2018		101,640,810	11.96	to	1.05	422,463,476	1.68	0.20	to	2.50	(4.74)	to	(6.92)

	12/31/2017		114,723,659	12.56	to	1.13	470,512,548	1.68	0.20	to	2.50	12.93	to	10.68

	12/31/2016		127,929,980	11.09	to	10.48	438,296,472	1.66	0.45	to	2.00	3.29	to	1.70

	12/31/2015		140,114,274	10.74	to	10.30	432,034,799	1.30	0.45	to	2.00	(2.21)	to	(3.71)

TA Managed Risk - Conservative ETF Service Class

	12/31/2019		21,020,453	13.19	to	1.20	76,229,911	2.07	0.20	to	2.50	11.97	to	9.42

	12/31/2018		26,627,431	11.78	to	1.09	77,976,438	1.80	0.20	to	2.50	(3.79)	to	(5.99)

	12/31/2017		29,909,663	12.25	to	1.16	89,983,402	1.84	0.20	to	2.50	10.54	to	8.33

	12/31/2016		33,427,887	11.05	to	10.44	88,366,488	1.62	0.45	to	2.00	3.61	to	2.02

	12/31/2015		37,681,242	10.67	to	10.24	86,100,597	1.49	0.45	to	2.00	(1.13)	to	(2.65)

TA Managed Risk - Growth ETF Service Class

	12/31/2019		82,914,893	14.92	to	1.42	354,763,682	1.75	0.20	to	2.50	19.17	to	16.46

	12/31/2018		93,132,624	12.52	to	1.22	329,410,155	1.60	0.20	to	2.50	(7.34)	to	(9.46)

	12/31/2017		107,929,650	13.52	to	1.35	395,368,871	1.62	0.20	to	2.50	17.94	to	15.59

	12/31/2016		122,841,558	11.43	to	10.80	354,352,467	1.66	0.45	to	2.00	4.20	to	2.60

	12/31/2015		130,279,773	10.97	to	10.53	339,220,776	1.48	0.45	to	2.00	(3.95)	to	(5.43)

TA Market Participation Strategy Service Class

	12/31/2019		6,372,242	14.95	to	11.76	33,306,180	0.91	0.20	to	2.50	18.34	to	15.69

	12/31/2018		6,796,055	12.63	to	10.16	30,245,258	0.37	0.20	to	2.50	(2.92)	to	(5.12)

	12/31/2017		7,606,598	13.01	to	10.71	34,598,644	0.31	0.20	to	2.50	10.30	to	8.10

	12/31/2016		8,820,580	11.77	to	11.12	34,140,280	0.16	0.45	to	2.00	3.70	to	2.10

	12/31/2015		8,065,884	11.35	to	10.89	31,264,212	-	0.45	to	2.00	(3.68)	to	(5.16)

TA Morgan Stanley Capital Growth Initial Class

	12/31/2019		497,222	10.55	to	3.46	2,070,531	-	0.45	to	2.50	22.21	to	20.72

	12/31/2018		27,889	3.15	to	2.87	94,093	-	1.25	to	2.50	5.36	to	4.07

	12/31/2017		26,276	2.99	to	2.75	84,267	-	1.25	to	2.50	41.83	to	40.10

	12/31/2016		28,129	2.11	to	2.05	63,699	-	1.25	to	1.90	(3.47)	to	(4.08)

	12/31/2015		34,497	2.18	to	2.14	81,045	-	1.25	to	1.90	10.41	to	9.70

TA Morgan Stanley Capital Growth Service Class

	12/31/2019		2,312,397	28.63	to	3.79	30,451,810	-	0.20	to	2.50	23.22	to	20.46

	12/31/2018		618,397	23.24	to	3.15	7,435,779	-	0.20	to	2.50	6.22	to	3.82

	12/31/2017		648,014	21.88	to	3.03	6,155,878	-	0.20	to	2.50	41.99	to	39.78

	12/31/2016		641,141	15.30	to	14.71	3,709,725	-	0.90	to	2.00	(3.37)	to	(4.43)

	12/31/2015		530,782	15.84	to	15.39	2,180,373	-	0.90	to	2.00	10.45	to	9.24

TA Multi-Managed Balanced Initial Class

	12/31/2019		12,065	3.03	to	2.59	35,669	1.66	1.25	to	2.50	20.27	to	18.80

	12/31/2018		12,065	2.52	to	2.18	29,702	1.44	1.25	to	2.50	(4.85)	to	(6.02)

	12/31/2017		12,065	2.65	to	2.32	31,264	0.86	1.25	to	2.50	12.73	to	11.36

	12/31/2016		12,065	2.35	to	2.06	27,775	1.18	1.25	to	1.90	6.55	to	5.87

	12/31/2015		23,192	2.21	to	1.95	50,184	1.37	1.25	to	1.90	(1.02)	to	(1.65)

TA Multi-Managed Balanced Service Class

	12/31/2019		14,676,803	16.94	to	12.28	140,845,790	1.42	0.20	to	2.50	21.25	to	18.53

	12/31/2018		16,784,488	13.97	to	10.36	124,897,566	1.23	0.20	to	2.50	(4.10)	to	(6.26)

	12/31/2017		19,130,187	14.56	to	11.05	133,663,918	0.79	0.20	to	2.50	13.31	to	11.05

	12/31/2016		12,471,373	12.82	to	12.11	83,405,643	1.01	0.45	to	2.00	7.16	to	5.51

	12/31/2015		4,342,112	11.97	to	11.48	13,596,331	1.19	0.45	to	2.00	(0.51)	to	(2.04)

67

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

		At December 31					For the Year Ended December 31
Subaccount		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA Multi-Manager Alternative Strategies Service Class

	12/31/2019	39,931	$10.76	to	$9.99	$408,149	0.80%	0.20%	to	2.50%	8.05%	to	5.59%

	12/31/2018	31,168	9.96	to	9.46	298,469	0.79	0.20	to	2.50	(4.82)	to	(7.00)

	12/31/2017	27,933	10.46	to	10.17	283,601	1.29	0.20	to	2.50	4.29	to	3.05

	12/31/2016	21,576	10.01	to	9.64	212,059	2.59	0.45	to	1.65	1.56	to	0.35

	12/31/2015	13,978	9.85	to	9.60	136,414	0.36	0.45	to	1.65	(6.03)	to	(7.15)

TA PIMCO Tactical - Balanced Service Class

	12/31/2019	8,706,125	14.24	to	1.18	35,792,828	0.16	0.20	to	2.50	19.44	to	16.76

	12/31/2018	9,336,422	11.92	to	1.01	32,006,412	3.20	0.20	to	2.50	(7.12)	to	(9.22)

	12/31/2017	10,673,517	12.84	to	1.12	37,398,555	0.30	0.20	to	2.50	11.54	to	9.31

	12/31/2016	11,684,566	11.48	to	10.85	37,518,764	0.29	0.45	to	2.00	4.91	to	3.30

	12/31/2015	11,441,634	10.95	to	10.50	32,381,298	-	0.45	to	2.00	(2.98)	to	(4.48)

TA PIMCO Tactical - Conservative Service Class

	12/31/2019	5,073,711	13.81	to	1.19	22,878,376	0.10	0.20	to	2.50	17.33	to	14.70

	12/31/2018	5,429,191	11.77	to	1.04	20,340,485	3.26	0.20	to	2.50	(5.34)	to	(7.47)

	12/31/2017	6,197,607	12.44	to	1.12	24,740,125	1.28	0.20	to	2.50	9.90	to	7.71

	12/31/2016	7,056,786	11.29	to	10.67	24,094,824	0.44	0.45	to	2.00	4.51	to	2.90

	12/31/2015	6,127,329	10.80	to	10.36	16,490,590	0.31	0.45	to	2.00	(2.52)	to	(4.02)

TA PIMCO Tactical - Growth Service Class

	12/31/2019	6,130,646	14.80	to	1.33	38,321,521	-	0.20	to	2.50	21.31	to	18.59

	12/31/2018	6,847,294	12.20	to	1.12	33,203,902	3.08	0.20	to	2.50	(7.87)	to	(9.95)

	12/31/2017	7,566,104	13.24	to	1.24	37,085,031	0.41	0.20	to	2.50	14.31	to	12.03

	12/31/2016	7,608,963	11.55	to	10.91	30,537,277	-	0.45	to	2.00	4.40	to	2.80

	12/31/2015	7,697,689	11.07	to	10.62	28,486,728	-	0.45	to	2.00	(3.89)	to	(5.37)

TA PIMCO Total Return Initial Class

	12/31/2019	144,114	1.79	to	1.43	251,069	2.32	1.25	to	2.50	7.08	to	5.77

	12/31/2018	201,903	1.67	to	1.35	328,990	2.69	1.25	to	2.50	(1.89)	to	(3.09)

	12/31/2017	209,554	1.70	to	1.39	348,545	-	1.25	to	2.50	3.59	to	2.33

	12/31/2016	173,971	1.64	to	1.39	279,735	3.25	1.25	to	1.90	1.45	to	0.80

	12/31/2015	184,212	1.62	to	1.38	292,408	2.68	1.25	to	1.90	(0.55)	to	(1.19)

TA PIMCO Total Return Service Class

	12/31/2019	24,181,100	11.29	to	10.41	71,713,529	2.25	0.20	to	2.50	8.00	to	5.55

	12/31/2018	26,993,438	10.46	to	9.86	70,767,725	2.43	0.20	to	2.50	(1.22)	to	(3.48)

	12/31/2017	30,035,880	10.58	to	10.22	76,692,551	-	0.20	to	2.50	4.18	to	2.10

	12/31/2016	33,634,576	10.14	to	9.58	76,869,825	2.22	0.45	to	2.00	2.02	to	0.45

	12/31/2015	35,901,430	9.94	to	9.53	71,428,468	2.62	0.45	to	2.00	0.07	to	(1.47)

TA PineBridge Inflation Opportunities Service Class

	12/31/2019	6,890,549	10.06	to	10.28	16,265,210	2.29	0.20	to	2.50	7.99	to	5.56

	12/31/2018	7,443,170	9.31	to	9.74	15,136,032	1.79	0.20	to	2.50	(1.74)	to	(3.96)

	12/31/2017	8,592,127	9.48	to	10.14	15,394,034	0.22	0.20	to	2.50	2.67	to	0.62

	12/31/2016	9,361,263	9.21	to	8.70	14,601,121	0.59	0.45	to	2.00	3.34	to	1.75

	12/31/2015	10,242,463	8.91	to	8.55	14,060,193	1.26	0.45	to	2.00	(3.30)	to	(4.79)

TA ProFunds UltraBear Service Class (OAM)

	12/31/2019	18,877,817	0.03	to	3.94	453,736	-	1.00	to	2.50	(43.45)	to	(44.25)

	12/31/2018	35,358,102	0.04	to	7.06	1,498,950	-	1.00	to	2.50	5.48	to	3.91

	12/31/2017	11,919,880	0.04	to	6.80	479,737	-	1.00	to	2.50	(33.00)	to	(34.00)

	12/31/2016	18,800,019	0.06	to	0.06	1,139,167	-	1.00	to	1.95	(24.36)	to	(25.04)

	12/31/2015	13,939,989	0.08	to	0.08	1,122,262	-	1.00	to	1.95	(8.20)	to	(9.05)

TA QS Investors Active Asset Allocation - Moderate Service Class

	12/31/2019	21,167,125	12.83	to	1.19	85,725,821	1.82	0.20	to	2.50	10.91	to	8.39

	12/31/2018	22,998,302	11.56	to	1.10	83,488,938	1.45	0.20	to	2.50	(4.36)	to	(6.55)

	12/31/2017	25,368,039	12.09	to	1.18	93,891,791	1.53	0.20	to	2.50	14.93	to	12.64

	12/31/2016	28,275,068	10.50	to	9.92	89,329,578	1.21	0.45	to	2.00	1.73	to	0.17

	12/31/2015	32,742,037	10.32	to	9.90	95,406,942	0.98	0.45	to	2.00	(4.71)	to	(6.17)

68

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

			At December 31					For the Year Ended December 31
Subaccount			Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA QS Investors Active Asset Allocation - Conservative Service Class

	12/31/2019		6,386,750	$12.59	to	$1.12	$22,160,340	1.98%	0.20%	to	2.50%	11.01%	to	8.49%

	12/31/2018		7,176,393	11.34	to	1.04	21,945,243	1.59	0.20	to	2.50	(3.08)	to	(5.30)

	12/31/2017		8,365,097	11.70	to	1.09	26,090,564	1.73	0.20	to	2.50	11.20	to	8.98

	12/31/2016		9,783,495	10.50	to	9.92	25,125,769	1.26	0.45	to	2.00	2.19	to	0.62

	12/31/2015		11,470,352	10.27	to	9.85	26,610,104	1.00	0.45	to	2.00	(2.80)	to	(4.29)

TA QS Investors Active Asset Allocation - Moderate Growth Service Class

	12/31/2019		10,905,328	13.18	to	1.18	48,681,743	1.68	0.20	to	2.50	11.13	to	8.61

	12/31/2018		12,229,813	11.86	to	1.08	48,723,711	1.30	0.20	to	2.50	(6.14)	to	(8.29)

	12/31/2017		14,109,933	12.63	to	1.18	57,992,860	1.27	0.20	to	2.50	19.77	to	17.38

	12/31/2016		15,556,628	10.52	to	9.94	53,011,793	1.06	0.45	to	2.00	1.51	to	(0.05)

	12/31/2015		18,408,252	10.37	to	9.95	58,624,473	1.03	0.45	to	2.00	(6.95)	to	(8.39)

TA Small/Mid Cap Value Initial Class

	12/31/2019		258,481	18.99	to	14.57	2,957,163	0.94	0.45	to	1.55	24.72	to	23.37

	12/31/2018		287,183	15.23	to	11.81	2,775,440	0.91	0.45	to	1.55	(11.86)	to	(12.82)

	12/31/2017		295,652	17.28	to	13.54	3,307,890	1.11	0.45	to	1.55	15.04	to	13.79

	12/31/2016		320,871	15.02	to	11.90	3,209,500	0.76	0.45	to	1.55	20.58	to	19.28

	12/31/2015		358,219	12.46	to	9.98	3,066,345	1.02	0.45	to	1.55	(2.95)	to	(4.00)

TA Small/Mid Cap Value Service Class

	12/31/2019		3,108,705	18.50	to	11.63	16,559,758	0.77	0.20	to	2.50	24.69	to	21.89

	12/31/2018		3,210,853	14.84	to	9.54	11,101,674	0.67	0.20	to	2.50	(11.81)	to	(13.81)

	12/31/2017		3,407,142	16.83	to	11.07	12,762,113	0.98	0.20	to	2.50	14.23	to	12.46

	12/31/2016		3,406,282	14.63	to	14.06	10,341,703	0.55	0.90	to	2.00	19.73	to	18.42

	12/31/2015		3,497,356	12.22	to	11.87	8,150,627	0.82	0.90	to	2.00	(3.60)	to	(4.66)

TA T. Rowe Price Small Cap Initial Class

	12/31/2019		55,309	23.13	to	3.77	179,389	-	0.45	to	2.50	32.18	to	29.53

	12/31/2018		67,882	17.50	to	2.91	301,771	-	0.45	to	2.50	(7.50)	to	(9.36)

	12/31/2017		75,660	18.92	to	3.21	369,816	-	0.45	to	2.50	21.84	to	19.41

	12/31/2016		65,922	15.53	to	2.59	265,399	-	0.45	to	1.90	10.72	to	9.15

	12/31/2015		78,635	14.03	to	2.38	261,501	-	0.45	to	1.90	1.97	to	0.52

TA T. Rowe Price Small Cap Service Class

	12/31/2019		4,617,104	22.54	to	13.73	42,539,360	-	0.20	to	2.50	32.12	to	29.16

	12/31/2018		4,826,212	17.06	to	10.63	30,144,074	-	0.20	to	2.50	(7.47)	to	(9.56)

	12/31/2017		5,550,914	18.43	to	11.75	37,625,384	-	0.20	to	2.50	20.93	to	19.05

	12/31/2016		5,742,239	15.14	to	14.55	29,755,780	-	0.90	to	2.00	10.01	to	8.81

	12/31/2015		5,862,406	13.76	to	13.37	24,844,869	-	0.90	to	2.00	1.24	to	0.13

TA TS&W International Equity Initial Class

	12/31/2019		259,790	13.47	to	1.76	680,785	1.42	0.45	to	2.50	20.52	to	18.11

	12/31/2018		282,345	11.18	to	1.49	605,509	2.36	0.45	to	2.50	(15.90)	to	(17.60)

	12/31/2017		296,543	13.29	to	1.81	765,459	2.19	0.45	to	2.50	22.36	to	19.92

	12/31/2016		316,110	10.86	to	1.49	672,352	2.65	0.45	to	1.90	0.63	to	(0.80)

	12/31/2015		374,274	10.80	to	1.50	777,937	2.98	0.45	to	1.90	0.86	to	(0.57)

TA TS&W International Equity Service Class

	12/31/2019		670,221	13.12	to	11.61	4,022,769	1.23	0.20	to	2.50	20.49	to	17.79

	12/31/2018		689,255	10.89	to	9.85	2,850,415	2.00	0.20	to	2.50	(15.87)	to	(17.77)

	12/31/2017		763,813	12.94	to	11.98	3,615,192	2.00	0.20	to	2.50	21.56	to	19.68

	12/31/2016		695,271	10.58	to	10.16	2,505,044	2.57	0.90	to	2.00	(0.13)	to	(1.22)

	12/31/2015		659,509	10.59	to	10.29	2,459,651	3.18	0.90	to	2.00	0.13	to	(0.96)

TA U.S. Equity Index Service Class

	12/31/2019		2,521,965	13.95	to	13.13	34,204,134	0.49	0.35	to	2.65	30.44	to	27.52

	12/31/2018		542,868	10.69	to	10.29	5,693,818	0.25	0.35	to	2.65	(5.32)	to	(7.46)

	12/31/2017	(1)	81,862	11.29	to	11.12	918,226	-	0.35	to	2.65	-	to	-

69

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

			At December 31					For the Year Ended December 31
Subaccount			Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA WMC US Growth Initial Class

	12/31/2019		2,182,247	$25.98	to	$3.13	$5,281,265	0.12%	0.45%	to	2.50%	39.42%	to	36.63%

	12/31/2018		1,524,500	18.63	to	2.29	2,666,025	0.48	0.45	to	2.50	(0.24)	to	(2.25)

	12/31/2017		1,688,314	18.68	to	2.35	3,010,710	0.41	0.45	to	2.50	28.62	to	26.06

	12/31/2016		1,806,388	14.52	to	1.89	2,506,822	0.40	0.45	to	1.90	2.35	to	0.90

	12/31/2015		2,057,869	14.19	to	1.87	2,814,938	0.71	0.45	to	1.90	6.37	to	4.86

TA WMC US Growth Service Class

	12/31/2019		4,841,963	25.30	to	16.42	36,887,190	-	0.20	to	2.50	39.40	to	36.27

	12/31/2018		4,196,509	18.15	to	12.05	20,207,482	0.27	0.20	to	2.50	(0.23)	to	(2.49)

	12/31/2017		4,828,655	18.19	to	12.36	22,079,032	0.21	0.20	to	2.50	27.71	to	25.73

	12/31/2016		4,989,273	14.15	to	13.60	16,149,242	0.17	0.90	to	2.00	1.62	to	0.52

	12/31/2015		5,171,418	13.92	to	13.53	14,352,790	0.42	0.90	to	2.00	5.66	to	4.50

Vanguard® - Capital Growth

	12/31/2019	(1)	-	10.00	to	10.00	-	-	0.27	to	0.47	-	to	-

Vanguard® - Conservative Allocation

	12/31/2019	(1)	-	10.02	to	10.02	-	-	0.27	to	0.47	-	to	-

Vanguard® - Diversified Value

	12/31/2019	(1)	-	10.03	to	10.03	-	-	0.27	to	0.47	-	to	-

Vanguard® Balanced

	12/31/2019	(1)	-	10.02	to	10.02	-	-	0.27	to	0.47	-	to	-

Vanguard® Equity Income

	12/31/2019	(1)	-	10.01	to	10.01	-	-	0.27	to	0.47	-	to	-

Vanguard® Equity Index

	12/31/2019		-	22.23	to	21.75	-	3.38	0.27	to	1.20	30.45	to	29.74

	12/31/2018		54,305	17.04	to	16.76	917,606	1.65	0.65	to	1.20	(5.13)	to	(5.65)

	12/31/2017		54,305	17.96	to	17.77	968,675	1.78	0.65	to	1.20	20.87	to	20.45

	12/31/2016		54,305	14.86	to	14.67	802,610	2.21	0.65	to	1.00	11.09	to	10.70

	12/31/2015		54,305	13.38	to	13.25	723,578	1.78	0.65	to	1.00	0.61	to	0.26

Vanguard® Global Bond Index

	12/31/2019	(1)	-	10.00	to	10.00	-	-	0.27	to	0.47	-	to	-

Vanguard® Growth

	12/31/2019	(1)	-	10.02	to	10.02	-	-	0.27	to	0.47	-	to	-

Vanguard® High Yield Bond

	12/31/2019	(1)	-	10.00	to	10.00	-	-	0.27	to	0.47	-	to	-

Vanguard® International

	12/31/2019		-	17.44	to	17.06	-	2.78	0.27	to	1.20	30.37	to	29.65

	12/31/2018		41,630	13.38	to	13.16	552,283	0.77	0.65	to	1.20	(13.18)	to	(13.66)

	12/31/2017		42,242	15.41	to	15.24	646,515	1.06	0.65	to	1.20	41.75	to	41.26

	12/31/2016		42,274	10.87	to	10.73	457,069	1.41	0.65	to	1.00	1.22	to	0.87

	12/31/2015		40,206	10.74	to	10.64	430,009	2.00	0.65	to	1.00	(1.41)	to	(1.76)

Vanguard® Mid-Cap Index

	12/31/2019		35,072	20.02	to	19.58	689,112	1.39	0.27	to	1.20	30.02	to	29.31

	12/31/2018		-	15.39	to	15.14	-	-	0.65	to	1.20	(9.92)	to	(10.42)

	12/31/2017		-	17.09	to	16.90	-	-	0.65	to	1.20	18.31	to	17.90

	12/31/2016		-	14.44	to	14.26	-	-	0.65	to	1.00	10.40	to	10.01

	12/31/2015		-	13.08	to	12.96	-	-	0.65	to	1.00	(2.07)	to	(2.42)

Vanguard® Moderate Allocation

	12/31/2019	(1)	-	10.03	to	10.03	-	-	0.27	to	0.47	-	to	-

Vanguard® Money Market

	12/31/2019	(1)	-	10.00	to	10.00	-	0.07	0.27	to	0.47	-	to	-

70

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

			At December 31					For the Year Ended December 31
Subaccount			Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

Vanguard® Real Estate Index

	12/31/2019		18,469	$15.77	to	$15.43	$285,300	2.72%	0.27%	to	1.20%	27.97%	to	27.27%

	12/31/2018		-	12.32	to	12.12	-	-	0.65	to	1.20	(5.97)	to	(6.49)

	12/31/2017		-	13.10	to	12.96	-	-	0.65	to	1.20	4.10	to	3.74

	12/31/2016		-	12.59	to	12.43	-	-	0.65	to	1.00	7.66	to	7.28

	12/31/2015		-	11.69	to	11.58	-	-	0.65	to	1.00	1.56	to	1.21

Vanguard® Short-Term Investment Grade

	12/31/2019		76,045	11.06	to	10.82	824,640	2.61	0.27	to	1.20	5.01	to	4.43

	12/31/2018		-	10.53	to	10.36	-	-	0.65	to	1.20	0.38	to	(0.17)

	12/31/2017		-	10.49	to	10.38	-	-	0.65	to	1.20	1.43	to	1.08

	12/31/2016		-	10.34	to	10.21	-	-	0.65	to	1.00	2.05	to	1.70

	12/31/2015		-	10.13	to	10.04	-	-	0.65	to	1.00	0.47	to	0.12

Vanguard® Total Bond Market Index

	12/31/2019		70,627	11.32	to	11.08	782,393	3.09	0.27	to	1.20	7.97	to	7.38

	12/31/2018		34,255	10.49	to	10.32	356,183	2.30	0.65	to	1.20	(0.78)	to	(1.33)

	12/31/2017		34,255	10.57	to	10.46	359,524	2.36	0.65	to	1.20	2.81	to	2.45

	12/31/2016		34,255	10.28	to	10.15	350,212	2.27	0.65	to	1.00	1.81	to	1.45

	12/31/2015		34,255	10.10	to	10.00	344,505	2.44	0.65	to	1.00	(0.32)	to	(0.66)

Vanguard® Total International Stock Market Index

	12/31/2019	(1)	-	10.07	to	10.06	-	-	0.27	to	0.47	-	to	-

Vanguard® Total Stock Market Index

	12/31/2019	(1)	-	10.03	to	10.03	-	-	0.27	to	0.47	-	to	-

Voya Global Perspectives Class S Shares

	12/31/2019		-	11.67	to	11.22	-	-	1.29	to	2.14	16.56	to	15.58

	12/31/2018		-	10.01	to	9.70	-	-	1.29	to	2.14	(8.66)	to	(9.44)

	12/31/2017		-	10.96	to	10.72	-	-	1.29	to	2.14	13.25	to	12.29

	12/31/2016		-	9.68	to	9.54	-	-	1.29	to	2.14	5.19	to	4.30

	12/31/2015	(1)	-	9.20	to	9.15	-	-	1.29	to	2.14	-	to	-

Voya Large Cap Value Class S Shares

	12/31/2019		-	13.01	to	12.50	-	-	1.29	to	2.14	23.18	to	22.14

	12/31/2018		-	10.56	to	10.24	-	-	1.29	to	2.14	(9.19)	to	(9.96)

	12/31/2017		-	11.63	to	11.37	-	-	1.29	to	2.14	11.78	to	10.84

	12/31/2016		-	10.40	to	10.26	-	-	1.29	to	2.14	12.13	to	11.18

	12/31/2015	(1)	-	9.28	to	9.23	-	-	1.29	to	2.14	-	to	-

Voya Strategic Allocation Conservative Class S Shares

	12/31/2019		-	11.62	to	11.17	-	-	1.29	to	2.14	13.01	to	12.05

	12/31/2018		-	10.28	to	9.97	-	-	1.29	to	2.14	(5.49)	to	(6.29)

	12/31/2017		-	10.88	to	10.64	-	-	1.29	to	2.14	8.77	to	7.86

	12/31/2016		-	10.00	to	9.86	-	-	1.29	to	2.14	4.12	to	3.25

	12/31/2015	(1)	-	9.61	to	9.55	-	-	1.29	to	2.14	-	to	-

Voya Strategic Allocation Moderate Class S Shares

	12/31/2019		-	12.22	to	11.75	-	-	1.29	to	2.14	17.42	to	16.42

	12/31/2018		-	10.41	to	10.09	-	-	1.29	to	2.14	(7.52)	to	(8.31)

	12/31/2017		-	11.26	to	11.01	-	-	1.29	to	2.14	12.83	to	11.88

	12/31/2016		-	9.98	to	9.84	-	-	1.29	to	2.14	4.96	to	4.07

	12/31/2015	(1)	-	9.51	to	9.45	-	-	1.29	to	2.14	-	to	-

Wanger International

	12/31/2019		-	14.44	to	14.17	-	-	0.45	to	0.90	29.41	to	28.83

	12/31/2018		-	11.16	to	11.00	-	-	0.45	to	0.90	(18.07)	to	(18.44)

	12/31/2017		-	13.62	to	13.49	-	-	0.45	to	0.90	32.32	to	31.86

	12/31/2016		-	10.30	to	10.16	-	-	0.45	to	0.80	(1.85)	to	(2.19)

	12/31/2015		-	10.49	to	10.39	-	-	0.45	to	0.80	(0.35)	to	(0.70)

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Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

5.  Financial Highlights (continued)

		At December 31					For the Year Ended December 31
Subaccount		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

Wanger USA

	12/31/2019	-	$21.87	to	$21.46	$-	-%	0.45%	to	0.90%	30.51%	to	29.93%

	12/31/2018	-	16.75	to	16.52	-	-	0.45	to	0.90	(1.91)	to	(2.35)

	12/31/2017	-	17.08	to	16.91	-	-	0.45	to	0.90	19.05	to	18.63

	12/31/2016	-	14.35	to	14.17	-	-	0.45	to	0.80	13.18	to	12.78

	12/31/2015	-	12.68	to	12.56	-	-	0.45	to	0.80	(1.06)	to	(1.40)

(1)	See Footnote 1

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**

These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

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Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

6. Administrative and Mortality and Expense Risk Charges

TFLIC deducts a daily administrative charge equal to an annual rate of 0.15% of the daily net assets value of each subaccount for administrative expenses. TFLIC also deducts an annual charge during the accumulation phase, not to exceed $35, proportionately from the subaccounts’ unit values. An annual charge ranging from 0.05% to 2.65% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TFLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

In addition to M&E, the following subaccounts are assessed a daily charge for fund facilitation fees that is based on their actual policy:

Subaccount	Facilitation Fee Assessed
AB Balanced Wealth Strategy Class B Shares	0.20%
AB Growth and Income Class B Shares	0.20%
American Funds - Asset Allocation Class 2 Shares	0.30% - 0.40%
American Funds - Bond Class 2 Shares	0.30% - 0.40%
American Funds - Growth Class 2 Shares	0.30% - 0.40%
American Funds - Growth-Income Class 2 Shares	0.30% - 0.40%
American Funds - International Class 2 Shares	0.30% - 0.40%
Fidelity® VIP Balanced Service Class 2	0.20%
Fidelity® VIP Contrafund® Initial Class	0.20%
Fidelity® VIP Contrafund® Service Class 2	0.20%
Fidelity® VIP Mid Cap Initial Class	0.20%
Fidelity® VIP Mid Cap Service Class 2	0.20%
Fidelity® VIP Value Strategies Initial Class	0.20%
Fidelity® VIP Value Strategies Service Class 2	0.20%
Franklin Allocation Class 4 Shares	0.15%
State Street Total Return V.I.S. Class 3 Shares	0.20%
TA International Equity Index Service Class	0.15%
TA U.S. Equity Index Service Class	0.15%
Vanguard® Equity Index	0.20% - 0.60%
Vanguard® International	0.20% - 0.60%
Vanguard® Mid-Cap Index	0.20% - 0.60%
Vanguard® Real Estate Index	0.20% - 0.60%
Vanguard® Short-Term Investment Grade	0.20% - 0.60%
Vanguard® Total Bond Market Index	0.20% - 0.60%
Voya Global Perspectives Class S Shares	0.14%
Voya Large Cap Value Class S Shares	0.14%
Voya Strategic Allocation Conservative Class S Shares	0.14%
Voya Strategic Allocation Moderate Class S Shares	0.14%
Wanger International	0.30%
Wanger USA	0.30%

7. Income Tax

Operations of the Separate Account form a part of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code).    The operations of the Separate Account are accounted for separately from other operations of TFLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TFLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TFLIC, as long as earnings are credited under the variable annuity contracts.

73

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2019

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition in the financial statements.

Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves. Since January 2020, the Coronavirus disease (COVID-19) pandemic and economic uncertainties have arisen which have impacted the Separate Account’s net assets. The extent to which the COVID-19 pandemic will continue to impact the net assets will depend on future developments, which are highly uncertain and cannot be estimated, including the scope and duration of the pandemic and actions taken by governmental authorities and other third parties in response to the pandemic.

9. Related Parties

Transamerica Capital, Inc. (TCI), a wholesaling broker-dealer, is an affiliated entity of TFLIC and an indirect wholly owned subsidiary of AEGON N.V. TCI distributes TFLIC’s products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1. These investments include funds managed by Transamerica Asset Management, Inc. (TAM). Transamerica Fund Services, Inc. (TFS) serves as a transfer agent to TAM, and AEGON USA Asset Management Holding, LLC (AAM) serves as a sub-advisor for certain funds managed by TAM. TAM, TFS and AAM are affiliated entities of TFLIC and indirect wholly owned subsidiaries of AEGON N.V. Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both. The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

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